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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

909 A Street, Tacoma Washington	98402
(Address of principal executive offices)	(Zip code)

Gregory J. Lyons, Assistant Secretary

Russell Investment Company

909 A Street

Tacoma, Washington 98402

253-439-2406

(Name and address of agent for service)

Registrant’s telephone number, including area code: 253-572-9500

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2007 to October 31, 2008

Item 1. Reports to Stockholders

2008 ANNUAL REPORT

Russell Funds

OCTOBER 31, 2008

FUND	SHARE CLASS	FUND NAME PRIOR TO SEPTEMBER 2, 2008

U.S. Equity Funds

Russell U.S. Core Equity Fund	A, C, E, I, S, Y	Equity I Fund

Russell U.S. Quantitative Equity Fund	A, C, E, I, S, Y	Equity Q Fund

Russell U.S. Growth Fund	C, E, I, S	Select Growth Fund

Russell U.S. Value Fund	C, E, I, S	Select Value Fund

Russell U.S. Small & Mid Cap Fund	A, C, E, I, S, Y	Equity II Fund

International and Global Equity Funds

Russell International Developed Markets Fund	A, C, E, I, S, Y	International Fund

Russell Global Equity Fund	A, C, E, S, Y	Global Equity Fund

Russell Emerging Markets Fund	A, C, E, S, Y	Emerging Markets Fund

Tax-Managed Equity Funds

Russell Tax-Managed U.S. Large Cap Fund	C, E, S	Tax-Managed Large Cap Fund

Russell Tax-Managed U.S. Mid & Small Cap Fund	C, E, S	Tax-Managed Mid & Small Cap Fund

Taxable Fixed Income Funds

Russell Strategic Bond Fund	A, C, E, I, S, Y	Fixed Income III Fund

Russell Investment Grade Bond Fund	C, E, I, S, Y	Fixed Income I Fund

Russell Short Duration Bond Fund	A, C, E, S, Y	Short Duration Bond Fund

Tax Exempt Fixed Income Funds

Russell Tax Exempt Bond Fund	C, E, S	Tax Exempt Bond Fund

Specialty Funds

Russell Real Estate Securities Fund	A, C, E, S, Y	Real Estate Securities Fund

Money Market Funds

Russell Money Market Fund	A, S	Money Market Fund

Russell Investment Company

Russell Investment Company is a series investment company with 38 different investment portfolios referred to as Funds. These financial statements report on 16 of these Funds.

Russell Investment Company

Russell Funds

Annual Report

October 31, 2008

Russell Investment Company - Russell Funds.

Copyright © Russell Investments 2008. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc. (effective June 2, 2008, the name changed from Russell Fund Distributors, Inc.) member FINRA, part of Russell Investments.

Russell Investments and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

We are pleased to provide you with Russell Investment Company’s 2008 Annual Report. It includes portfolio management discussions and fund-specific details that will give you an in-depth understanding of fund performance for the fiscal year ending October 31, 2008.

It would be an understatement to say that 2008 has been a difficult year and the market crisis of the past couple of months has defied all predictions. Virtually no sector of the financial industry or the economy has been spared.

All of us at Russell want you to know that we are sensitive to investor concerns. While market events have impacted the performance of the funds, we believe that investors are well served by remaining focused on long-term disciplined investing in well-diversified, asset allocated portfolios.

The Russell Investments team has years of experience in managing people’s money through various market cycles, trends and turnarounds. As always, we are monitoring our investment managers to ensure their adherence to their long-term strategies despite the recent disruptions.

As we all collectively weather this storm, we believe now is the perfect time for you to talk with your financial advisor to ensure that your portfolio remains aligned with your long term goals.

Each and every day we strive to improve financial security for people. We will not waiver in that commitment and sincerely appreciate your continued support.

Best regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2008 (Unaudited)

U.S. Equity Markets

For the fiscal year ending October 31, 2008, U.S. equity markets were remarkably weak, with the broad market Russell 3000® Index posting a 36.6% drop amid the worst financial crisis in almost a century. Major bankruptcies, the freezing of credit markets and the widespread global recession fears which ensued — particularly during the final quarter of the fiscal year — drove investors to sell riskier assets as fear and panic pervaded the market.

The economic crisis stemmed from issues in the financial sector. The U.S. housing market stood at the center of the financial sector’s problems. The housing slowdown that began in the summer of 2006 and continued in 2007 intensified throughout this fiscal year and led to rising loan default rates and home foreclosures which, in turn, led to further housing weakness. As home prices dropped and default rates increased, the value of derivative instruments, such as mortgage-backed securities, whose values were based on these mortgages, plummeted. This forced banks to take massive write-downs of book values as required by mark-to-market accounting. With the lack of certainty about the real book value of assets on the balance sheets of banks, banks have been unable and/or unwilling to lend funds to other banks. Despite aggressive interest rate cuts by the Federal Reserve Board (the “Federal Reserve”), which have taken the Federal Funds rate from 5.25% (in third quarter 2007) to 1.00% (at fiscal year end), mortgage and other lending rates have not come down as sharply as banks are using the wider lending spread to offset their substantial write-downs on book values. In addition to banks now having stricter lending standards, higher interest rate on loans have had a profound impact on the availability of affordable credit for potential homebuyers, small businesses, and other borrowers.

Following write-downs, dwindling capital bases and a crisis of confidence in their businesses, several large banks, brokers, mortgage companies and insurance companies filed for bankruptcy, were seized by the federal government and resold or were bailed out by the government during the fiscal year, with the most notable ones being Countrywide Financial, Bear Stearns, IndyMac Bancorp, Lehman Brothers, Fannie Mae, Freddie Mac, AIG, Washington Mutual and Wachovia. Amid concerns of additional bankruptcies and uncertainty surrounding which institutions may be bailed out by the government, the fear-driven environment has persisted. In addition, there have been a number of problems at hedge funds, leading to massive deleveraging, or forced selling of assets, to meet client redemptions. This forced selling of assets has put severe downward pressure on many securities, particularly the highly-liquid larger cap U.S. stocks, regardless of those securities’ fundamentals.

After more than four years of strong growth, corporate profits have dipped fairly sharply, especially in the financial services sector. Excluding financial services companies, earnings fell to single digit growth rates, but were still slightly positive. The growth rate of gross domestic product also fell, but stayed marginally positive until the third quarter report which showed a contraction of -0.3%, the worst since the 2001 recession. A significant reduction in consumer spending had the most substantial negative impact on the GDP number, as consumers became fearful due to rising unemployment levels, declining home values, increased difficulty in getting loans and higher energy prices for most of the period. The Consumer Confidence Index released by the Conference Board was 38 in October — the lowest value in the history of the Index. In regard to commodities, oil prices went above $145/barrel in mid-July before dropping to below $65/barrel in late October.

4	Market Summary

Russell Investment Company

Market Summary as of October 31, 2008, continued (Unaudited)

Although the domestic economy was slowing for most of the fiscal year, the U.S. equity market was helped by strong exports to faster-growing, developing, non-U.S. economies. With approximately 40% of U.S. corporations’ revenues derived from international customers, the declining U.S. dollar provided increased demand for U.S. products abroad. During 2007 and the first half of 2008, exposure to global companies was rewarded, but a strong reversal that began in July 2008 has been swift and dramatic. Higher valuation cyclical companies and those with more debt on their balance sheets have been the most negatively impacted in 2008. Companies that have high forecasted growth rates have also been hit hard as investors have become less confident that these growth rates can be sustained going forward.

In the wake of these powerful macroeconomic forces, the fiscal year presented a very difficult active management environment which was marked by three distinct themes: 1) largely indiscriminate selling of U.S. stocks by panic-driven, risk-averse investors concerned first about a U.S. recession and then about a global recession, 2) intense selling of financial stocks for a majority of the period, and 3) the strength of global companies for the first three quarters of the fiscal year as multinational companies with exposure to developing markets outpaced domestically-driven companies and commodity-related companies (especially energy) outperforming the general market by a wide margin.

As the global economy weakened over the last three to four months of the fiscal year, global exposures were penalized. Amid concerns about the magnitude of the global slowdown, oil prices plummeted from their record highs and led the other energy sector to sell off sharply. Over the course of the entire fiscal year, the worst performing sectors in the Russell 3000® Index were the other sector -48.2%, financial services -47.4%, materials & processing -44.3% and other energy -42.1%. Meanwhile, the best performing sectors in the Russell 3000® Index were those that are generally considered to be more defensive. The slower-growing, less economically-sensitive consumer staples sector was the best relative performer -14.6%, followed by integrated oils -21.9% and health care -23.7%.

Weakness was experienced across investment styles as well as the capitalization spectrum. While both growth and value investment styles were down substantially, value outperformed growth in the small cap segment (Russell 2000® Value -30.5%, Russell 2000® Growth -37.9%) and to a lesser degree in the large cap segment (Russell 1000® Value -36.8%, Russell 1000® Growth -37%). In general, small cap stocks outperformed large caps (-34.2% and -36.8% for the Russell 2000® Index and Russell 1000® Index, respectively). Midcap and microcap stocks underperformed by the widest margins with the Russell Midcap® Index down 40.7%, and the Russell Microcap® Index down 39.3%.

During fiscal 2008, the market environment was largely hostile for active management as investors sold stocks regardless of fundamentals, the basic determinants of a stock’s value. Small cap fund managers had the most difficult time relative to their benchmark, along with growth managers across the cap spectrum as the shift away from higher growth stocks came quickly and sharply. Core, or market-oriented, managers struggled less than style-focused managers in fiscal year 2008. The Lipper® Small Cap Core Funds Average trailed the Russell 2000® Index by 2.2%, the Lipper® Small Cap Growth Funds Average underperformed the Russell 2000® Growth Index by 4.6% and the Lipper® Small Cap Value Funds Average underperformed the Russell 2000® Value Index by 3.5%. The Lipper® Large Cap Core Funds Average outperformed the Russell 1000® Index by 0.9%, the Lipper® Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 2.1% and the Lipper® Large Cap Value Funds Average underperformed the Russell 1000® Value Index by 0.4%.

Market Summary	5

Russell Investment Company

Market Summary as of October 31, 2008, continued (Unaudited)

Real Estate Securities Market

For the fiscal year ending October 31, 2008, U.S. real estate investment trusts (REITs) generated a 40.53% loss, as measured by the FTSE NAREIT Equity Index (Index). During this period, REITs underperformed the broader equity market. The negative REIT performance was accompanied by an unprecedented amount of volatility during the period. During the first three months of the fiscal year, REITs lost 15%; the following three months, REITs were up 9%; and, during the last six months, REITs lost 35%, most of which came in October. October marked the worst month in the history of the Index, posting both the largest gain and loss achieved in a single day.

Early in the fiscal year, the REIT market continued to be plagued by the subprime mortgage issues that began in the summer of 2007. Issuance in the commercial mortgage-backed securities market declined sharply and problems in the credit markets began to escalate. Investors became more risk averse as recessionary fears began to emerge at the end of 2007. The Federal Reserve became active in an attempt to stave off concerns of a recession by cutting rates aggressively, twice in January alone, and injecting liquidity into the financial markets through a variety of initiatives. First and second quarter REIT earnings held up well, although many companies took the opportunity to revise 2009 estimates downwards.

By September 2008, consumer spending had slowed, the unemployment rate was climbing and both corporate and consumer credit markets remained tight. The collapse of Lehman Brothers Holdings Inc. on September 15 sparked panic within the financial markets and REITs were heavily sold off over the ensuing weeks. Given share price declines over this period, REIT valuation metrics, including earnings multiples and dividend yields, have adjusted dramatically. At the end of October, average REIT dividend yields had increased to approximately 7.5%, compared with less than 5% that prevailed over most of the past five years.

An overriding theme during the fiscal year was the elevated correlation between REITs and the financial services sector of the broader equity market. This is due to the fact that most broad equity indexes include REITs in the financial services sector. This weighed heavily on REIT performance during the period, as many general equity investors avoided financial services stocks and other investors took short positions in individual stocks and exchange traded funds in the financial services sector. This was also a contributing factor to the exceptionally high volatility observed in the REIT market during the fiscal year.

Another key trend during the fiscal year was a flight towards quality REIT names, with the market especially rewarding companies that have made a concerted effort to mitigate risk. Companies with the lowest leverage levels, limited near term refinancing needs and limited development pipelines held up the best. Neither dividend yield nor market capitalization appeared to be contributing factors to differences in individual company performance.

During the fiscal year, returns were disappointing across all property sectors. The poorest performing sectors were industrial and regional malls. Leverage ratios for the industrial and regional malls companies tend to be higher than the overall REIT universe, which has negatively impacted those stocks. In addition, meaningful development pipelines in the leading industrial companies have put added pressure on earnings forecasts due to weaker leasing market conditions. Two of the better performing property sectors were health care and specialty. Due to the stable nature of the cash flows embedded in many health care leases, investors sought out this defensive sector given the slowing economy. Timber REITs dominate the specialty sector and performed relatively well over the fiscal year due to the continued strength in transaction pricing for timberland.

6	Market Summary

Russell Investment Company

Market Summary as of October 31, 2008, continued (Unaudited)

The U.S. REIT market outperformed relative to the international real estate securities market by a wide margin during the fiscal year. The largest price correction occurred in the Asia Pacific region, with smaller corrections taking place in Continental Europe and the United Kingdom. While the effects of the global economic slowdown and credit crisis have spread to the other regions, the U.S. REIT market has fared relatively better, mirroring trends in the broader global equity markets.

Non-U.S. Developed Equity Markets

Non-U.S. developed stocks fell 46.62% as measured by the MSCI EAFE® Index for the fiscal year ended October 31, 2008. Appreciation of the U.S. dollar relative to foreign currencies, mainly as a result of the flight to safety toward the end of the fiscal year ended, exacerbated already weak non-U.S. equity returns. In local currencies, the MSCI EAFE® Index fell 41.31% over the 12-month period.

The market struggled under increasing concern over the health of the global financial system. While these concerns affected markets for nearly the full 12 months, most of the decline in equity values came in September and October 2008, as several prominent financial companies in the U.S. and Europe encountered financial distress. In nearly all cases, government “bailouts” were necessary for these companies to avoid bankruptcy.

The additional impact of already declining global economic growth increasingly weighed on markets during the period. Expectations for global economic growth were revised downwards throughout the year. The latter part of the fiscal year experienced contraction in economic output in Europe and Asia. Output growth of 5% in 2007 slowed sharply for 2008 with abbreviated expectations for growth in developed economies in 2009.

The change in market conditions was evident in a marked increase in market volatility as investors’ complacency towards risk was quickly replaced by acute risk aversion. Stocks with prices most directly tied to high, long-term growth prospects suffered some of the steepest declines, as investors doubted the ability of these companies to post strong growth in a decelerating economic environment. However, due to the sharp declines of financials, the largest sector of the value index, value lagged growth by 3.57% in the period (the MCSI EAFE Growth Index lost 44.85% and the MSCI EAFE Value Index lost 48.42%).

Market sectors most leveraged to global economic growth or in the nexus of the financial sector meltdown were the most severely impacted, though no areas of the market were immune. Financials ended the 12-month period down 57% (as measured by the MSCI EAFE Index financials sector grouping). The strong gains of materials early in the period were quickly reversed. The sector ended the period down nearly 55% as measured by the MSCI EAFE materials sector grouping. Energy stocks also fell sharply as the price of a barrel of oil fell from a high of more than $145 to below $65. However, the sector’s one-year stock price decline of 37.52% (as measured by the MSCI EAFE energy sector) was better than all but the traditionally defensive sectors. Among the defensive sectors of the market, health care, led by pharmaceutical stocks, held up best with a decline of 20.52% as measured by the MSCI EAFE health care sector. Utilities and consumer staples, down 30.84% and 31.86% as measured by the MSCI EAFE utilities and MSCI EAFE consumer staples sector groupings, respectively, were the next best performers. Sector groupings are based on the Global Industry Classification Standard definitions.

Regional results were generally tied to sensitivity to global economic conditions. The MSCI Pacific ex-Japan® Index declined the most, down 54.83%. MSCI Europe ex-United Kingdom® Index fell 48.18%, while the

Market Summary	7

Russell Investment Company

Market Summary as of October 31, 2008, continued (Unaudited)

MSCI United Kingdom® Index fell 47.66%. In all three regions, currency impact had a pronounced impact on returns with the regions down 43.11%, 41.80%, and 32.70%, respectively, in local currencies. MSCI Japan® Index fell 46.68% in yen, but had one of the few currencies that managed to appreciate versus the US dollar and fell only 37.50% in USD.

Emerging Markets

During the fiscal year, the MSCI Emerging Markets Index (“Index”) declined 56.35%, underperforming developed markets as measured by the MSCI World Index Free which fell 41.85%. The return represented the worst 12-month period in the history of Emerging Markets. The turmoil in the world’s financial system meant heightened risk aversion, high levels of volatility and dispersion across countries, sectors and currencies. Emerging Markets may be better placed and more resilient to a downturn in developed economies, however, emerging markets are not immune to problems of the developed world. Price momentum (i.e. stocks exhibiting trending relative price appreciation) benefited from the continued rally of commodity-related sectors through the latter part of 2007 and well into 2008 but this reversed as global equity markets began falling sharply. The faltering global economy and the steep pull-back in commodity prices affected cyclical areas of the market including industrials, materials and energy sectors while defensive-oriented sectors were relative safe havens during the period.

In terms of regions, Latin America was the top performer (-51.85% as measured by the MSCI EM Latin America Index) supported by the relative outperformance from Brazil and Mexico. The Europe, Middle East and Africa region (-53.81% as measured by the MSCI EM Europe, Middle East and Africa Index) outperformed the broader market despite significant performance headwinds from Russia. The MSCI EM Asia Index lagged the Index losing 58.97%. The BRIC (Brazil, Russia, India and China) economies with the exception of Brazil all underperformed the broader Index. Countries trading at higher valuations, such as China and India fell sharply during the period. Smaller and frontier markets have performed better than larger markets in general as their economies tend to be led by domestic consumption rather than external demand. Other notable relative underperformers included Turkey (-62.33% as measured by the MSCI Turkey Index) and Korea (-59.97% as measured by the MSCI Korea Index), which faced a series of headwinds from currency devaluation to political intervention and the liquidity crisis.

Currencies were weak against the U.S. dollar with some, such as the South African Rand, down more than 50%. Within emerging markets, the industrials sector and resource-related areas underperformed significantly. Chinese financials and materials stocks along with Russian energy and Brazilian materials stocks were key market movers. Health care, utilities and consumer staples sectors outperformed the Index while cyclical sectors lagged.

U.S. Fixed Income Markets

The Lehman Brothers U.S. Aggregate Bond Index (which was renamed the Barclays Capital U.S. Aggregate Bond Index on October 31, 2008), a broad measure of U.S. investment grade fixed income securities, returned 0.30% for the fiscal year ended October 31, 2008, down significantly from its return of 5.38% for fiscal 2007. Similar to the prior year, the index and its major sectors trailed equivalent-duration U.S. Treasuries, as the subprime mortgage crisis that started in the summer of 2007 deepened and developed into a severe liquidity crisis, the size and scope of which had not been seen since the U.S. Great Depression of the 1930s. During

8	Market Summary

Russell Investment Company

Market Summary as of October 31, 2008, continued (Unaudited)

fiscal 2008, investors moved their capital away from riskier investments to the safest possible investments (i.e., U.S. Treasuries), continuing the “flight to quality” trend started in the prior period.

Throughout fiscal 2008, in an effort to deal with credit market illiquidity and a slowing economy, the Federal Reserve lowered the target Federal Funds rate seven times, including two non-scheduled “surprise” cuts of 0.75% in January and 0.50% in October. The target rate started the year at 4.50% and ended at 1.00%, a rate not seen since June 2004 when the Federal Reserve began the first of its 17 “measured” rate increases.

The downward shift in the yield curve started in 2007 and continued in earnest in 2008, with the curve “steepening” significantly below the 10-year mark; i.e., yields on shorter-maturity Treasuries declined by a greater degree than longer-maturity Treasuries, resulting in a steeper, upward sloping curve. The change was driven by the Federal Reserve’s lowering of rates (affecting the short end) and investors’ increasing demand for U.S. Treasuries (driving down longer-maturity yields). Yields on 2-year Treasuries declined by 2.4% to 1.56% while 10-year Treasuries declined by 0.52% to 3.96%.

The subprime mortgage crisis and deflating housing market were still major issues throughout the year. Home price depreciation continued to accelerate. By the end of August, the average U.S. national home price had declined year-on-year by 16.6%, reaching a level that was down 20% from the July 2006 peak. Subprime mortgage foreclosures increased from 6.89% at the end of September 2007 to 11.81% at the end of June 2008. Total foreclosures increased from 1.69% to 2.75% during the same period. Writedowns on the values of mortgages had a large negative impact on bank balance sheets. During the year, writedowns at financial institutions world-wide amounted to approximately $770 billion, bringing total writedowns since the start of the subprime crisis to approximately $918 billion.

The credit crisis reshaped the world’s financial landscape during 2008. Fiscal 2008 was marked by many historic credit market events — unfortunately, most if not all of these were negative. The year started with the departure of Merrill Lynch’s chairman/CEO after the firm reported a $2 billion loss, six times larger than the firm forecasted just three weeks earlier. Soon after, Citigroup’s CEO left after the then-largest U.S. bank by assets increased its estimate for mortgage-related writedowns.

During the ensuing four months, the market continued its downward trend, which was capped in mid-March by Bear Stearns receiving emergency funding from the Federal Reserve and JPMorgan Chase as a three-day run on the bank depleted its cash reserves. Two days later JPMorgan Chase acquired Bear Stearns for seven percent of its market value in a sale brokered by the Federal Reserve and the U.S. Treasury. Investors took this as a sign that the U.S. government would stand behind financial institutions and credit markets rallied for the next few months.

During the first half of the year, the U.S. government had become increasingly concerned that the credit crisis would significantly slow the U.S. economy — particularly the spending of consumers, who account for approximately two-thirds of GDP. In April, the U.S. Internal Revenue Service started distributing tax rebates as part of a $168 billion economic stimulus plan.

In the second half of fiscal 2008, the credit market rally ended as illiquidity reached extreme levels and the financial crisis became global in scope. In July, IndyMac Bancorp, the then-second-biggest independent U.S.

Market Summary	9

Russell Investment Company

Market Summary as of October 31, 2008, continued (Unaudited)

mortgage lender, was seized by federal regulators after a run by depositors depleted its cash. In August, Commerzbank AG agreed to buy Allianz SE’s Dresdner Bank for 9.8 billion euros in Germany’s biggest banking takeover in three years.

Mounting pressure culminated in the events of September, perhaps the worst month ever in fixed income history. The month started with the U.S. government seizing control of Fannie Mae and Freddie Mac, the largest U.S. mortgage-finance companies. In the middle of the month, the U.S. government did not arrange a deal or otherwise bail out Lehman Brothers, and the 158-year old firm filed the largest bankruptcy in U.S. history. This was followed by the bankruptcy of 119-year old Washington Mutual. American International Group (AIG) accepted an $85 billion loan from the Federal Reserve to avert what would have been the worst financial collapse in history, with the U.S. government taking a substantial ownership stake in AIG.

In September, the investment banking business model fundamentally changed, with Goldman Sachs and Morgan Stanley receiving approval to become deposit-taking commercial banks regulated by the Federal Reserve, as tight credit markets forced Wall Street’s two remaining independent investment banks to widen their sources of funding. Similar events occurred in Europe and throughout the world, with large financial institutions either merging or with governments providing support in return for equity stakes.

September ended with the U.S. Treasury proposing the Financial Market Rescue Bill, including the Troubled Asset Relief Program (TARP), which authorized the Treasury to spend up to $700 billion to buy mortgages and other distressed assets. The House initially rejected the bill, but subsequently passed it. The bill was signed into law in early October.

The events of September contributed to the extreme market illiquidity in October, evidenced by spikes in overnight and three-month LIBOR (the rates at which banks lend to one another). The Federal Reserve took significant steps to improve liquidity in the short duration markets, which included the creation of the Commercial Paper Funding Facility (CPFF) and the Money Market Investor Funding Facility (MMIFF).

10	Market Summary

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Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell U.S. Core Equity Fund - Class A ‡
	Total Return
1 Year	(43.46)%
5 Years	(1.27	)%§
10 Years	(0.94	)%§

Russell U.S. Core Equity Fund - Class C ‡‡
	Total Return
1 Year	(40.10)%
5 Years	(0.13	)%§
10 Years	(0.37	)%§

Russell U.S. Core Equity Fund - Class E ‡‡‡
	Total Return
1 Year	(40.01)%
5 Years	(0.10	)%§
10 Years	(0.35	)%§

Russell U.S. Core Equity Fund - Class I
	Total Return
1 Year	(39.85)%
5 Years	0.16	%§
10 Years	(0.12	)%§

Russell U.S. Core Equity Fund - Class S ‡‡‡‡
	Total Return
1 Year	(39.90)%
5 Years	0.15	%§
10 Years	(0.13	)%§

Russell U.S. Core Equity Fund - Class Y ‡‡‡‡‡
	Total Return
1 Year	(39.87)%
5 Years	0.21	%§
10 Years	(0.07	)%§

Russell 1000® Index **
	Total Return
1 Year	(36.80)%
5 Years	0.37	%§
10 Years	0.75	%§

12	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell U.S. Core Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has ten money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell U.S. Core Equity Fund Class A, Class C, Class E, Class I, Class S and Class Y lost 40.01%, 40.10%, 40.01%, 39.85%, 39.90% and 39.87%, respectively. This compared to the Russell 1000® Index, which lost 36.80% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class A, Class C and Class S Shares commenced operations on September 2, 2008. The returns shown for the new Classes prior to September 2, 2008 are the returns of Class E Shares for Class A and Class C Shares and Class I Shares for Class S Shares.

For the year ended October 31, 2008, the Lipper® Large-Cap Core Funds Average lost 36.61%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the fiscal year, the U.S. equity market was hit hard by the widespread financial crisis. Investors flocked to the relative safety of less economically-sensitive defensive sectors and companies with stable dividends. This was a difficult environment for active management in general and for the U.S. Core Equity Fund, which was generally underweight the more defensive sectors, and focused on taking advantage of undervalued companies with more earnings variability and above-average forward looking growth prospects.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s money managers in aggregate maintained a tilt toward higher growth, higher-beta (beta is the volatility of a given security compared to the volatility of the market as a whole), and lower dividend-yield stocks. Though the Fund had a neutral growth/value split in terms of the allocation of its assets to money managers, the market environment created an “organic” growth tilt where many of the value managers, using their valuation focused approaches, saw growth stocks fall to valuation levels that made them look very attractive. As such, there was more growth exposure within the Fund over the period, much of it coming from the value segment. This had a modestly negative impact on the Fund, as growth narrowly underperformed value for the fiscal year.

Weak stock selection in the financial services, consumer discretionary, technology and health care sectors contributed to the Fund’s underperformance. An underweight to drug and pharmaceutical companies for a portion of the period detracted from performance as the defensive characteristics of those industries helped them to perform better than most areas of the market. Underweights to integrated oils and consumer staples were the biggest detractors from performance from a sector weighting standpoint. Having premium growth characteristics, higher than benchmark valuations and lower than benchmark dividend yield all detracted from performance in this risk-averse environment.

Sector allocations played a significant role in determining whether a manager underperformed or outperformed in fiscal 2008 due to the very narrow nature of the market during the period. At the sector level, an underweight to the top performing consumer staples and integrated oils sectors detracted from Fund returns. The Fund’s money managers generally considered these two sectors to be less attractive on a valuation and projected earnings growth basis. The Fund benefited from strong stock selection in the materials and processing sector and the producer durables sector, however, this was not enough to offset the weak stock selection in the financial services, consumer discretionary and technology sectors.

Fiscal 2008 was a difficult environment for active managers, and seven of the ten fund managers underperformed their respective indices. Unlike previous years, manager results were mixed by style, as managers across the style spectrum struggled to outperform in the market environment. Deep value contrarian manager, Schneider Capital Management Corporation, underperformed its benchmark, the Russell 1000® Value Index, by the widest margin during the fiscal year. Stock selection within financial services was the main contributor to this underperformance as this manager had exposure to many of

Russell U.S. Core Equity Fund	13

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Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

the “headline” financial names such as Fannie Mae and Freddie Mac. Turner Investment Partners, Inc., an earnings momentum focused growth manager, was hurt by the market’s strong disfavor for higher growth and higher earnings multiple companies during the period. In turn, Turner experienced weak stock selection within the technology and consumer discretionary sectors. Market-oriented manager, Suffolk Capital Management, LLC, benefited from strong stock selection in the materials and processing sector, but ultimately underperformed due to poor stock selection in the financial services sector. The valuation side of Suffolk’s investment strategy led them to begin buying what they considered to be attractively valued opportunities in the financial services sector.

The managers that did outperform over the fiscal year were also split among investment style. Growth manager Montag & Caldwell, Inc., a longer-term consistent growth focused manager, benefited from good sector positioning and from stock selection in the consumer discretionary and financial services sector. Arnhold and S. Bleichroeder Advisers, LLC, a highly opportunistic and concentrated market oriented manager, benefited from an overweight to the strong performing other energy sector and good selection within the financial services sector. Value manager MFS Institutional Advisors, Inc.’s more defensive posturing helped it to outperform due to an overweight to consumer staples and strong technology stock selection.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. The select holdings strategy outperformed the benchmark over the fiscal year period.

At the stock selection level, seven of the ten largest security detractors to performance were financial services stocks. The

Fund had overweight positions in Goldman Sachs, Fannie Mae, Morgan Stanley and Freddie Mac, all of which suffered greatly in the financial turmoil of the fiscal year. An underweight position in Exxon Mobil, which comprises 4.1% of the Russell 1000 Index benchmark was the largest single stock detractor in the Fund for the period, as that company posted third quarter earnings of over $14 billion, the biggest profit ever to be recorded by a U.S. company. The Fund’s money managers preferred to hold positions in companies in the exploration and production areas of energy.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2008	Styles
AllianceBernstein L.P.	Value
Arnhold and S. Bleichroeder Advisers, LLC	Market-Oriented
Columbus Circle Investors	Growth
Institutional Capital LLC	Value
Marsico Capital Management, LLC	Growth
MFS Institutional Advisors, Inc.	Value
Montag & Caldwell, Inc.	Growth
Schneider Capital Management Corporation	Value
Suffolk Capital Management, LLC	Market-Oriented
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

14	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

*	Assumes initial investment on November 1, 1998.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class A Shares. Had it done so, the returns shown for that period would have been lower. The returns shown for Class A Shares from May 14, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class I and Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of Rule 12b-1 distribution and shareholder services fees that apply to Class C Shares. The returns shown for Class C Shares from May 14, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class I and Class E Shares.

‡‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Core Equity Fund	15

Russell Investment Company

Russell U.S. Core Equity Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$726.20	$1,006.41
Expenses Paid During Period*	$1.54	$1.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$725.10	$1,005.20
Expenses Paid During Period*	$2.59	$3.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.83% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$670.90	$1,020.31
Expenses Paid During Period*	$4.03	$4.88

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$671.90	$1,021.67
Expenses Paid During Period*	$2.90	$3.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$726.10	$1,006.84
Expenses Paid During Period*	$1.17	$1.37

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$671.60	$1,021.77
Expenses Paid During Period*	$2.82	$3.40

*	Expenses are equal to the Fund’s annualized expense ratio of 0.67% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell U.S. Core Equity Fund	17

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 91.4%
Auto and Transportation - 2.4%
AMR Corp. (Æ)	749,435	7,652
Autoliv, Inc.	31,100	664
CSX Corp.	47,154	2,156
Daimler AG	14,500	500
Delta Air Lines, Inc. (Æ)(Ñ)	775,597	8,516
Ford Motor Co. (Æ)(Ñ)	27,712	61
Harley-Davidson, Inc. (Ñ)	20,240	495
Magna International, Inc. Class A	165,350	5,591
Navistar International Corp. (Æ)(Ñ)	235,450	7,092
Norfolk Southern Corp.	179,460	10,757
Toyota Motor Corp. - ADR	10,900	829
Union Pacific Corp.	836,895	55,879
United Parcel Service, Inc. Class B	58,460	3,086
Visteon Corp. (Æ)(Ñ)	472,175	326

		103,604

Consumer Discretionary - 12.6%
Accenture, Ltd. Class A	281,240	9,295
Activision Blizzard, Inc. (Æ)	751,138	9,359
Allied Waste Industries, Inc. (Æ)	137,000	1,428
Amazon.com, Inc. (Æ)	121,552	6,958
Apollo Group, Inc. Class A (Æ)	37,120	2,580
Baidu.com - ADR (Æ)(Ñ)	17,130	3,529
Best Buy Co., Inc.	97,050	2,602
Black & Decker Corp. (Ñ)	26,500	1,341
Carnival Corp.	198,100	5,032
CBS Corp. Class B	163,050	1,583
Chico’s FAS, Inc. (Æ)(Ñ)	358,000	1,217
Citadel Broadcasting Corp. (Æ)	4,364	1
Clear Channel Outdoor Holdings, Inc. Class A (Æ)	1,015,332	6,336
Costco Wholesale Corp.	396,368	22,597
DIRECTV Group, Inc. (The) (Æ)	466,718	10,216
Electronic Arts, Inc. (Æ)	519,500	11,834
Foot Locker, Inc.	152,000	2,222
FTI Consulting, Inc. (Æ)	41,170	2,398
Gannett Co., Inc. (Ñ)	100,400	1,104
Gap, Inc. (The)	80,500	1,042
Google, Inc. Class A (Æ)	169,038	60,745
Guess ?, Inc.	376,726	8,201
Home Depot, Inc.	283,900	6,697
Intercontinental Hotels Group PLC - ADR	345,643	2,976
JC Penney Co., Inc.	316,925	7,581
Jones Apparel Group, Inc. (Ñ)	82,100	912
Kimberly-Clark Corp.	244,640	14,994
Kohl’s Corp. (Æ)	148,260	5,208

	Principal Amount ($) or Shares	Market Value $
Las Vegas Sands Corp. (Æ)(Ñ)	119,069	1,690
Liberty Media Corp. - Capital Series A (Æ)(Ñ)	134,417	915
Limited Brands, Inc. (Ñ)	44,700	536
Liz Claiborne, Inc.	21,100	172
Lowe’s Cos., Inc.	1,277,716	27,726
Macy’s, Inc.	418,150	5,139
McDonald’s Corp.	1,163,914	67,426
MGM Mirage (Æ)	91,829	1,511
News Corp. Class A	1,821,199	19,378
Nike, Inc. Class B	769,729	44,359
Omnicom Group, Inc.	186,500	5,509
Robert Half International, Inc.	133,150	2,513
Royal Caribbean Cruises, Ltd. (Ñ)	297,020	4,028
Staples, Inc.	217,940	4,235
Target Corp.	409,689	16,437
Time Warner, Inc.	225,950	2,280
TJX Cos., Inc.	133,183	3,564
Urban Outfitters, Inc. (Æ)(Ñ)	126,740	2,755
Viacom, Inc. Class B (Æ)	781,800	15,808
Wal-Mart Stores, Inc.	1,144,575	63,879
Walt Disney Co. (The)	721,410	18,685
Wynn Resorts, Ltd. (Ñ)	135,367	8,176
Yum! Brands, Inc.	322,303	9,350

		536,059

Consumer Staples - 6.8%
Altria Group, Inc.	180,910	3,472
Clorox Co.	79,680	4,845
Coca-Cola Co. (The)	1,502,459	66,198
Coca-Cola Enterprises, Inc.	120,000	1,206
Colgate-Palmolive Co.	124,500	7,814
ConAgra Foods, Inc.	38,400	669
Diageo PLC - ADR	158,000	9,826
General Mills, Inc.	261,230	17,696
HJ Heinz Co.	141,200	6,187
Kellogg Co.	5,500	277
Kroger Co. (The)	159,200	4,372
Molson Coors Brewing Co. Class B	331,000	12,366
Nestle SA - ADR	277,920	10,686
PepsiCo, Inc.	1,109,150	63,233
Philip Morris International, Inc.	438,390	19,057
Procter & Gamble Co. (Ñ)	743,560	47,989
Reynolds American, Inc.	51,300	2,512
Safeway, Inc.	48,300	1,027
Sara Lee Corp.	103,800	1,161
SUPERVALU, Inc.	89,400	1,273
Tyson Foods, Inc. Class A	773,350	6,759

		288,625

18	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Financial Services - 17.3%
Allstate Corp. (The)	408,120	10,770
American International Group, Inc. (Ñ)	398,705	762
Annaly Capital Management, Inc. (ö)	1,314,825	18,276
Assurant, Inc.	26,200	668
Bank of America Corp.	3,687,278	89,122
Bank of New York Mellon Corp. (The)	983,806	32,072
Berkshire Hathaway, Inc. Class B (Æ)	5,766	22,141
Brown & Brown, Inc.	19,450	399
Capital One Financial Corp. (Ñ)	437,100	17,099
Charles Schwab Corp. (The)	640,800	12,252
Chubb Corp.	399,270	20,690
Cigna Corp.	483,900	7,888
Citigroup, Inc.	1,642,248	22,417
CME Group, Inc. Class A	19,600	5,530
Deutsche Bank AG (Ñ)	8,600	327
Discover Financial Services	154,500	1,893
Everest Re Group, Ltd.	5,800	433
Federal National Mortgage Association	5,040,262	4,672
Fidelity National Financial, Inc. Class A (Ñ)	488,150	4,398
Fifth Third Bancorp (Ñ)	161,900	1,757
Genworth Financial, Inc. Class A	1,103,130	5,339
Goldman Sachs Group, Inc. (The)	467,897	43,280
Hartford Financial Services Group, Inc.	438,200	4,522
Host Hotels & Resorts, Inc. (ö)(Ñ)	789,650	8,165
Huntington Bancshares, Inc. (Ñ)	1,314,000	12,417
iShares Russell 1000 Value Index Fund (Ñ)	58,433	3,099
JPMorgan Chase & Co.	2,457,698	101,380
Lincoln National Corp.	338,000	5,827
Marsh & McLennan Cos., Inc.	153,418	4,498
Mastercard, Inc. Class A (Ñ)	149,078	22,037
Merrill Lynch & Co., Inc.	465,390	8,652
MetLife, Inc.	1,168,460	38,816
MFA Mortgage Investments, Inc. (ö)	917,150	5,044
Morgan Stanley	699,800	12,225
Old Republic International Corp. (Ñ)	91,400	842
PartnerRe, Ltd. - ADR	13,600	921
PNC Financial Services Group, Inc.	94,760	6,318
Progressive Corp. (The)	117,800	1,681
Prudential Financial, Inc.	336,490	10,095
Redwood Trust, Inc. (ö)(Ñ)	273,700	4,171
Regions Financial Corp.	61,400	681
RenaissanceRe Holdings, Ltd.	155,900	7,156
Ryder System, Inc.	15,100	598
State Street Corp.	344,675	14,942
T Rowe Price Group, Inc. (Ñ)	125,090	4,946
Travelers Cos., Inc. (The)	356,544	15,171

	Principal Amount ($) or Shares	Market Value $
Unum Group	162,050	2,552
US Bancorp	787,558	23,477
Visa, Inc.	451,451	24,988
Wells Fargo & Co. (Ñ)	1,569,093	53,428
Western Union Co. (The)	407,355	6,216
Willis Group Holdings, Ltd.	312,300	8,195
XL Capital, Ltd. Class A (Ñ)	95,850	930

		736,175

Health Care - 14.1%
Abbott Laboratories	503,499	27,768
Alexion Pharmaceuticals, Inc. (Æ)(Ñ)	121,770	4,962
Allergan, Inc.	187,000	7,418
Amgen, Inc. (Æ)	322,900	19,338
Baxter International, Inc.	413,540	25,015
Boston Scientific Corp. (Æ)	282,850	2,554
Brookdale Senior Living, Inc. (Ñ)	403,650	3,479
Cardinal Health, Inc.	15,800	604
Celgene Corp. (Æ)	112,100	7,204
Charles River Laboratories International, Inc. (Æ)	63,930	2,291
Covidien, Ltd.	327,570	14,508
CVS/Caremark Corp.	2,460,182	75,405
Express Scripts, Inc. Class A (Æ)	187,282	11,351
Genentech, Inc. (Æ)	216,342	17,943
Gilead Sciences, Inc. (Æ)	965,950	44,289
GlaxoSmithKline PLC - ADR	24,900	964
Human Genome Sciences, Inc. (Æ)(Ñ)	756,600	2,444
Illumina, Inc. (Æ)(Ñ)	84,940	2,619
Intuitive Surgical, Inc. (Æ)	62,535	10,805
Invitrogen Corp. (Æ)(Ñ)	310,600	8,942
Johnson & Johnson	886,079	54,352
Merck & Co., Inc.	806,220	24,953
Mylan, Inc. (Æ)(Ñ)	1,158,200	9,926
Novartis AG - ADR	373,550	19,047
Omnicare, Inc. (Ñ)	193,550	5,336
Pfizer, Inc.	1,443,300	25,561
Sanofi-Aventis SA - ADR	33,100	1,047
Schering-Plough Corp.	2,289,954	33,181
Sequenom, Inc. (Æ)(Ñ)	283,000	5,094
St. Jude Medical, Inc. (Æ)	156,861	5,965
Stericycle, Inc. (Æ)	69,420	4,056
Stryker Corp.	224,300	11,991
Teva Pharmaceutical Industries, Ltd. - ADR (Ñ)	137,636	5,902
Thermo Fisher Scientific, Inc. (Æ)	663,383	26,933
United Therapeutics Corp. (Æ)(Ñ)	33,060	2,884
Vertex Pharmaceuticals, Inc. (Æ)(Ñ)	387,700	10,162
WellPoint, Inc. (Æ)	76,150	2,960

Russell U.S. Core Equity Fund	19

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Wyeth	1,781,836	57,339

		596,592

Integrated Oils - 4.6%
BP PLC - ADR (Ñ)	17,800	885
Chevron Corp.	353,408	26,364
ConocoPhillips	249,002	12,953
Exxon Mobil Corp.	478,660	35,478
Hess Corp.	457,056	27,519
Marathon Oil Corp.	712,370	20,730
Occidental Petroleum Corp.	688,294	38,228
Petroleo Brasileiro SA - ADR	328,967	8,846
Royal Dutch Shell PLC - ADR	14,800	826
Total SA - ADR	391,890	21,727

		193,556

Materials and Processing - 4.2%
Acuity Brands, Inc. (Ñ)	115,300	4,031
Agrium, Inc.	135,200	5,135
Alcoa, Inc.	41,800	481
ArcelorMittal (Ñ)	19,900	522
Cameco Corp.	38,300	621
Celanese Corp. Class A	310,200	4,299
Cytec Industries, Inc.	35,900	1,017
Dow Chemical Co. (The)	159,700	4,259
Eastman Chemical Co. (Ñ)	31,900	1,289
EI Du Pont de Nemours & Co.	794,935	25,438
Fluor Corp.	272,700	10,889
International Paper Co.	413,490	7,120
Lennar Corp. Class B (Ñ)	19,600	116
Louisiana-Pacific Corp. (Ñ)	84,000	403
Masco Corp. (Ñ)	673,850	6,840
Monsanto Co.	528,987	47,069
Owens-Illinois, Inc. (Æ)	20,200	462
PPG Industries, Inc.	268,600	13,317
Praxair, Inc.	195,526	12,739
Precision Castparts Corp.	170,100	11,024
Quanta Services, Inc. (Æ)	123,400	2,438
Sherwin-Williams Co. (The) (Ñ)	138,130	7,861
Smurfit-Stone Container Corp. (Æ)	79,900	108
Sonoco Products Co.	59,400	1,496
St. Joe Co. (The) (Æ)(Ñ)	186,160	5,756
Weyerhaeuser Co.	133,900	5,118

		179,848

Miscellaneous - 1.2%
Brunswick Corp. (Ñ)	58,800	204
Eaton Corp.	110,840	4,943

	Principal Amount ($) or Shares	Market Value $
General Electric Co.	1,725,199	33,659
Honeywell International, Inc.	182,200	5,548
Johnson Controls, Inc.	181,300	3,214
SPX Corp.	19,900	771
Tyco International, Ltd.	164,700	4,164

		52,503

Other Energy - 5.6%
Anadarko Petroleum Corp.	91,400	3,226
Apache Corp.	241,400	19,874
Arch Coal, Inc.	647,425	13,861
Baker Hughes, Inc.	321,150	11,224
Cabot Oil & Gas Corp.	122,700	3,444
Cameron International Corp. (Æ)	486,940	11,813
Chesapeake Energy Corp. (Ñ)	972,440	21,365
Consol Energy, Inc.	205,200	6,441
Devon Energy Corp.	498,446	40,304
EOG Resources, Inc.	12,700	1,028
Halliburton Co.	739,712	14,639
Nabors Industries, Ltd. (Æ)	83,700	1,204
Noble Energy, Inc.	29,900	1,549
NRG Energy, Inc. (Æ)	240,434	5,590
PetroHawk Energy Corp. (Æ)	95,370	1,807
Reliant Energy, Inc. (Æ)	1,423,300	7,472
Schlumberger, Ltd.	642,489	33,185
Southwestern Energy Co. (Æ)	160,880	5,731
Transocean, Inc. (Æ)	200,312	16,492
Valero Energy Corp.	189,630	3,903
Williams Cos., Inc.	288,013	6,040
XTO Energy, Inc.	246,389	8,858

		239,050

Producer Durables - 5.2%
American Tower Corp. Class A (Æ)	148,462	4,797
Applied Materials, Inc.	1,841,525	23,774
ASML Holding NV	612,000	10,741
Boeing Co.	109,750	5,737
Caterpillar, Inc.	15,400	588
Centex Corp. (Ñ)	908,250	11,126
Crane Co.	29,400	481
Dover Corp.	20,500	651
DR Horton, Inc. (Ñ)	161,200	1,190
Emerson Electric Co.	530,410	17,360
KB Home (Ñ)	81,700	1,364
Lam Research Corp. (Æ)	143,400	3,206
Lexmark International, Inc. Class A (Æ)(Ñ)	25,400	656
Lockheed Martin Corp.	691,367	58,801

20	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Nokia OYJ - ADR	53,200	808
Northrop Grumman Corp.	271,700	12,740
NVR, Inc. (Æ)(Ñ)	30,710	15,054
Parker Hannifin Corp.	124,034	4,809
Pentair, Inc. (Ñ)	96,360	2,663
Pitney Bowes, Inc.	25,600	634
Pulte Homes, Inc. (Ñ)	373,830	4,164
Sunpower Corp. (Æ)(Ñ)	132,015	3,909
Telefonaktiebolaget LM Ericsson - ADR (Ñ)	122,700	868
United Technologies Corp.	496,057	27,263
W.W. Grainger, Inc. (Ñ)	72,830	5,722

		219,106

Technology - 13.3%
Adobe Systems, Inc. (Æ)	95,690	2,549
Amphenol Corp. Class A	749,198	21,465
Apple, Inc. (Æ)	642,848	69,164
Arrow Electronics, Inc. (Æ)	43,100	752
AU Optronics Corp. - ADR (Ñ)	103,400	713
Avnet, Inc. (Æ)	392,175	6,565
BearingPoint, Inc. (Æ)(Ñ)	1,234,050	259
Broadcom Corp. Class A (Æ)	385,400	6,583
Cisco Systems, Inc. (Æ)	2,784,161	49,475
Corning, Inc.	422,500	4,576
Dell, Inc. (Æ)	889,550	10,808
F5 Networks, Inc. (Æ)(Ñ)	133,375	3,310
First Solar, Inc. (Æ)(Ñ)	79,848	11,474
General Dynamics Corp.	465,601	28,085
Hewlett-Packard Co.	2,059,778	78,848
Ingram Micro, Inc. Class A (Æ)	99,400	1,325
Intel Corp.	1,873,430	29,975
International Business Machines Corp.	360,488	33,515
International Rectifier Corp. (Æ)	719,700	11,112
Juniper Networks, Inc. (Æ)	873,610	16,371
Maxim Integrated Products, Inc.	515,100	7,005
Micron Technology, Inc. (Æ)(Ñ)	456,500	2,150
Microsoft Corp.	314,300	7,018
Motorola, Inc.	910,350	4,889
Nvidia Corp. (Æ)	115,000	1,007
Oracle Corp. (Æ)	930,398	17,017
Qimonda AG - ADR (Æ)(Ñ)	472,725	109
QUALCOMM, Inc.	2,096,843	80,225
Research In Motion, Ltd. (Æ)	180,835	9,120
SanDisk Corp. (Æ)	164,710	1,464
Sanmina-SCI Corp. (Æ)	398,400	299
Seagate Technology, Inc. (Æ)	18,600	—
Siemens AG - ADR	74,780	4,498
Sunpower Corp. Class A (Æ)(Ñ)	14,100	551

	Principal Amount ($) or Shares	Market Value $
Symantec Corp. (Æ)	569,500	7,164
Texas Instruments, Inc.	957,100	18,721
Tyco Electronics, Ltd.	530,831	10,319
Western Digital Corp. (Æ)	40,000	660
Xilinx, Inc. (Ñ)	179,300	3,303

		562,443

Utilities - 4.1%
ACE, Ltd.	426,900	24,487
Allegheny Energy, Inc.	120,500	3,633
Ameren Corp.	59,200	1,921
American Electric Power Co., Inc.	87,000	2,839
AT&T, Inc.	1,757,361	47,045
China Mobile, Ltd. - ADR	21,162	929
CMS Energy Corp. (Ñ)	113,500	1,163
Comcast Corp. Class A	207,460	3,270
Dominion Resources, Inc.	366,110	13,283
Duke Energy Corp.	121,000	1,982
Exelon Corp.	106,625	5,783
FPL Group, Inc.	129,550	6,120
MetroPCS Communications, Inc. (Æ)	180,840	2,485
PG&E Corp. (Ñ)	154,780	5,676
Progress Energy, Inc. - CVO (ß)	8,700	—
Public Service Enterprise Group, Inc.	183,320	5,160
Sirius XM Radio, Inc. (Æ)(Ñ)	3,769,380	1,274
Sprint Nextel Corp. (Ñ)	568,800	1,780
Telefonica SA - ADR	11,300	627
Verizon Communications, Inc.	524,879	15,573
Vodafone Group PLC - ADR	1,319,190	25,421
Wisconsin Energy Corp. (Ñ)	49,500	2,153

		172,604

Total Common Stocks
(cost $4,878,864)		3,880,165

Preferred Stocks - 0.1%
Producer Durables - 0.1%
General Motors Corp.	479,550	3,045

Total Preferred Stocks
(cost $8,085)		3,045

Long-Term Investments - 0.0%
International Debt - 0.0%
Qimonda Finance LLC Series ADS 6.750% due 03/22/13	2,303	444

Total Long-Term Investments
(cost $2,303)		444

Russell U.S. Core Equity Fund	21

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Short-Term Investments - 4.5%
Russell Investment Company Russell Money Market Fund	155,022,287	155,022
United States Treasury Bills (ç)(ž)(§)
0.041% due 12/18/08	22,000	21,999
0.180% due 12/18/08	3,000	2,999
0.487% due 12/18/08	2,500	2,498
0.609% due 12/18/08	6,500	6,495
0.670% due 12/18/08	2,000	1,998

Total Short-Term Investments
(cost $191,011)		191,011

Other Securities - 6.7%
Russell Investment Company Russell Money Market Fund (×)	135,295,917	135,296
State Street Securities Lending Quality Trust (×)	150,463,829	150,464

Total Other Securities
(cost $285,760)		285,760

Total Investments - 102.7%
(identified cost $5,366,023)		4,360,425

Other Assets and Liabilities, Net - (2.7%)		(114,408)

Net Assets - 100.0%		4,246,017

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

22	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Mini Index	365	USD	19,038	12/08	(1,480)
S&P 500 E-Mini Index (CME)	2,420	USD	117,043	12/08	(27,037)
S&P 500 Index (CME)	604	USD	146,062	12/08	(27,700)
S&P Midcap 400 E-Mini Index (CME)	1,128	USD	64,116	12/08	(17,445)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(73,662)

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets

Auto and Transportation	2.4
Consumer Discretionary	12.6
Consumer Staples	6.8
Financial Services	17.3
Health Care	14.1
Integrated Oils	4.6
Materials and Processing	4.2
Miscellaneous	1.2
Other Energy	5.6
Producer Durables	5.2
Technology	13.3
Utilities	4.1
Preferred Stocks	0.1
Long Term Investments	— *
Short-Term Investments	4.5
Other Securities	6.7

Total Investments	102.7
Other Assets and Liabilities, Net	(2.7)

100.0

Futures Contracts	(1.7)

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	23

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell U.S. Quantitative Equity Fund - Class A ‡
	Total Return
1 Year	(41.82)%
5 Years	(2.32	)%§
10 Years	(0.40	)%§

Russell U.S. Quantitative Equity Fund - Class C ‡‡
	Total Return
1 Year	(38.36)%
5 Years	(1.19	)%§
10 Years	0.18	%§

Russell U.S. Quantitative Equity Fund - Class E ‡‡‡
	Total Return
1 Year	(38.26)%
5 Years	(1.15	)%§
10 Years	0.19	%§

Russell U.S. Quantitative Equity Fund - Class I
	Total Return
1 Year	(38.11)%
5 Years	(0.90	)%§
10 Years	0.42	%§

Russell U.S. Quantitative Equity Fund - Class S ‡‡‡‡
	Total Return
1 Year	(38.09)%
5 Years	(0.90	)%§
10 Years	0.42	%§

Russell U.S. Quantitative Equity Fund - Class Y ‡‡‡‡‡
	Total Return
1 Year	(38.07)%
5 Years	(0.85	)%§
10 Years	0.48	%§

Russell 1000® Index **
	Total Return
1 Year	(36.80)%
5 Years	0.37	%§
10 Years	0.75	%§

24	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell U.S. Quantitative Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell U.S. Quantitative Equity Fund Class A, Class C, Class E, Class I, Class S and Class Y lost 38.27%, 38.36%, 38.26%, 38.11%, 38.09% and 38.07%, respectively. This compared to the Russell 1000® Index, which lost 36.80% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class A, Class C and Class S Shares commenced operations on September 2, 2008. The returns shown for the new Classes prior to September 2, 2008 are the returns of Class E Shares for Class A and Class C Shares and Class I Shares for Class S Shares.

For the year ended October 31, 2008, the Lipper® Multi-Cap Core Funds Average lost 38.50%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s money managers typically use a variety of quantitative investment models and mathematical techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of the Russell 1000® Index. Quantitative managers seek to find market factors, such as price/earnings, price momentum, earnings revisions and earnings surprise, which they believe will be predictive of positive excess returns over the long term.

For the fiscal year ending October 31, 2008, U.S. equity markets were remarkably weak, amid the worst financial crisis in almost a century. Major bankruptcies, the freezing of credit markets and the widespread global recession fears which ensued — particularly during the final quarter of the fiscal year — drove investors to sell riskier assets as fear and panic pervaded the market. This selling of assets put severe downward pressure on many securities, particularly the highly-liquid larger cap U.S. stocks, regardless of fundamentals. As a result, this made for a very difficult fiscal year for quantitative investment management.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Stock selection in steel and agricultural stocks was the primary detractor from performance. In addition, stock selection in the health care and other energy sectors detracted from relative returns. The Fund’s exposure to high earnings yield should have benefited the Fund since many stocks having this exposure performed well. However, stock selection in this area detracted from relative returns. The Fund’s performance was further weakened by high exposure to momentum and value (low price-to-book) stocks, but the Fund benefited from having lower exposure to earnings variability and from holding stocks that were smaller in capitalization size than the benchmark.

Jacobs Levy Equity Management, Inc. underperformed the benchmark over the fiscal year. Jacobs had weak stock selection in managed health care and biotech stocks, and its performance was negatively impacted from stock selection in steel and agricultural stocks. Exposure to momentum and earnings yield stocks detracted from performance in the period.

Franklin Portfolio Associates, LLC underperformed for the period. Its performance was negatively impacted from stock selection in the materials & processing and the producer durables sectors. Exposure to higher momentum stocks also detracted from performance during the period.

Goldman Sachs Asset Management, L.P. underperformed the benchmark over the period primarily from an overweight to and poor stock selection in technology stocks. Exposure to momentum and value (low price-to-book) stocks detracted from performance during the period.

INTECH Investment Management LLC underperformed the benchmark since it was added to the Fund in September 2008. It underperformed due to weak stock selection in the other and consumer staples sectors. Exposure to higher momentum stocks detracted from its performance for the period.

Aronson+Johnson+Ortiz, L.P. strongly outperformed the benchmark for the period. Aronson benefited from short positions in financial and casino resort stocks. It also added value from an underweight to the other energy sector and an overweight to the integrated oils sector. It also benefited from low exposure to earnings variability and capitalization size.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to

Russell U.S. Quantitative Equity Fund	25

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. The strategy outperformed for the period primarily due to strong stock selection in financial services, consumer discretionary, and technology sectors. It also benefited from lower exposure to companies with earnings variability.

Describe any changes to the Fund’s structure or the money manager line-up.

INTECH Investment Management LLC was added to the Fund in September 2008. The largest reduction in the allocation of Fund assets was made to Goldman Sachs Asset Management, while smaller reductions were made to Jacobs Levy Equity Management, Franklin Portfolio Associates, Aronson+Johnson+Ortiz, L.P.

Money Managers as of October 31, 2008	Styles
Aronson+Johnson+Ortiz, L.P.	Market Oriented
Franklin Portfolio Associates, LLC	Market Oriented
Goldman Sachs Asset Management, L.P.	Market Oriented
INTECH Investment Management LLC	Market Oriented
Jacobs Levy Equity Management, Inc.	Market Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1998.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class A Shares. Had it done so, the returns shown for that period would have been lower. The returns shown for Class A Shares from May 14, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class I and Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of Rule 12b-1 distribution and shareholder services fees that apply to Class C Shares. The returns shown for Class C Shares from May 14, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class I and Class E Shares.

‡‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡‡	The Fund first issued Class Y Shares on March 30, 2000. The returns shown for Class Y Shares prior to March 30, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$738.90	$1,006.13
Expenses Paid During Period*	$1.80	$2.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$737.70	$1,004.92
Expenses Paid During Period*	$2.85	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio of 2.00% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operation). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$698.50	$1,019.30
Expenses Paid During Period*	$4.95	$5.89

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Russell U.S. Quantitative Equity Fund	27

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$699.60	$1,020.46
Expenses Paid During Period*	$3.97	$4.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$739.50	$1,006.54
Expenses Paid During Period*	$1.44	$1.66

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$699.60	$1,020.86
Expenses Paid During Period*	$3.63	$4.32

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

28	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 104.6%
Auto and Transportation - 3.0%
Arkansas Best Corp.	62,200	1,816
ArvinMeritor, Inc.	168,300	996
Autoliv, Inc.	97,500	2,083
BorgWarner, Inc.	72,400	1,627
Burlington Northern Santa Fe Corp.	109,800	9,779
CH Robinson Worldwide, Inc. (Ñ)	27,118	1,404
Con-way, Inc.	112,500	3,830
Continental Airlines, Inc. Class B (Æ)	123,200	2,331
CSX Corp. (Û)	466,287	21,319
Delta Air Lines, Inc. (Æ)	59,950	658
Expeditors International of Washington, Inc.	31,416	1,026
FedEx Corp.	9,286	607
Ford Motor Co. (Æ)	859,000	1,881
Frontline, Ltd. (Ñ)	59,500	1,892
General Motors Corp.	211,900	1,225
Gentex Corp.	6,600	63
Genuine Parts Co.	159,000	6,257
Goodyear Tire & Rubber Co. (The) (Æ)	299,800	2,674
JB Hunt Transport Services, Inc. (Ñ)	107,756	3,064
Kansas City Southern (Æ)	46,300	1,429
Kirby Corp. (Æ)(Ñ)	172,100	5,906
Landstar System, Inc. (Ñ)	28,892	1,115
Lear Corp. (Æ)	176,600	355
Norfolk Southern Corp. (Û)	210,200	12,599
Old Dominion Freight Line, Inc. (Æ)	35,195	1,068
Overseas Shipholding Group, Inc.	3,300	124
PACCAR, Inc.	9,200	269
Skywest, Inc.	122,600	1,889
Teekay Corp. (Ñ)	2,898	62
Tidewater, Inc.	5,600	244
TRW Automotive Holdings Corp. (Æ)	120,800	763
Union Pacific Corp. (Û)	373,445	24,935
United Parcel Service, Inc. Class B (Û)	130,600	6,893
UTI Worldwide, Inc.	84,700	996
Wabtec Corp. (Ñ)	1,023	41
Werner Enterprises, Inc. (Ñ)	66,371	1,302
YRC Worldwide, Inc. (Æ)(Ñ)	30,118	138

		124,660

Consumer Discretionary - 14.5%
Abercrombie & Fitch Co. Class A	18,500	536
Accenture, Ltd. Class A (Û)	1,062,755	35,124
Activision Blizzard, Inc. (Æ)	103,600	1,291
Advance Auto Parts, Inc.	29,100	908
Aeropostale, Inc. (Æ)(Ñ)	69,104	1,673

	Principal Amount ($) or Shares	Market Value $
Alberto-Culver Co. Class B	29,500	759
Allied Waste Industries, Inc. (Æ)	43,900	457
Amazon.com, Inc. (Æ)(Ñ)(Û)	177,842	10,180
American Eagle Outfitters, Inc.	216,200	2,404
Apollo Group, Inc. Class A (Æ)(Ñ)	110,409	7,675
AutoNation, Inc. (Æ)	222,100	1,526
Autozone, Inc. (Æ)	7,900	1,006
Avon Products, Inc.	235,482	5,847
Bare Escentuals, Inc. (Æ)(Ñ)	8,318	35
Bed Bath & Beyond, Inc. (Æ)	21,800	562
Best Buy Co., Inc. (Ñ)(Û)	277,000	7,426
Big Lots, Inc. (Æ)(Ñ)	17,664	432
BJ’s Wholesale Club, Inc. (Æ)(Ñ)	195,362	6,877
Bob Evans Farms, Inc.	64,131	1,339
Boyd Gaming Corp.	208,515	1,418
Brink’s Co. (The)	30,900	1,498
Brinker International, Inc.	242,547	2,256
Brown Shoe Co., Inc.	96,700	1,019
Burger King Holdings, Inc.	50,200	998
Carmax, Inc. (Æ)	453,106	4,812
Carnival Corp.	20,500	521
CBS Corp. Class B	214,100	2,079
Central European Distribution Corp. (Æ)	32,400	933
Central European Media Enterprises, Ltd. Class A (Æ)	13,800	369
Cheesecake Factory (The) (Æ)	51,217	451
Chipotle Mexican Grill, Inc. Class A (Æ)	11,734	596
Choice Hotels International, Inc.	45,300	1,239
Coach, Inc. (Æ)(Û)	453,824	9,349
Columbia Sportswear Co.	26,900	992
Convergys Corp. (Æ)	45,300	348
Copart, Inc. (Æ)	42,543	1,485
Corrections Corp. of America (Æ)	2,700	52
Costco Wholesale Corp. (Û)	177,612	10,126
Darden Restaurants, Inc.	165,600	3,671
DeVry, Inc.	9,900	561
Dick’s Sporting Goods, Inc. (Æ)	16,700	256
Dillard’s, Inc. Class A	164,971	879
DIRECTV Group, Inc. (The) (Æ)(Ñ)(Û)	642,961	14,074
DISH Network Corp. Class A (Æ)	258,207	4,064
Dolby Laboratories, Inc. Class A (Æ)	21,800	688
Dollar Tree, Inc. (Æ)	26,984	1,026
DreamWorks Animation SKG, Inc. Class A (Æ)	24,236	681
Earthlink, Inc. (Æ)	274,485	1,894
Eastman Kodak Co.	424,500	3,897
eBay, Inc. (Æ)(Û)	751,496	11,475

Russell U.S. Quantitative Equity Fund	29

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Electronic Arts, Inc. (Æ)	6,100	139
Estee Lauder Cos., Inc. (The) Class A	60,500	2,180
Expedia, Inc. (Æ)	288,900	2,747
Family Dollar Stores, Inc.	53,800	1,448
Fastenal Co.	30,600	1,232
Foot Locker, Inc.	12,700	186
FTI Consulting, Inc. (Æ)	1,400	82
GameStop Corp. Class A (Æ)	62,000	1,698
Gannett Co., Inc.	24,473	269
Gap, Inc. (The) (Û)	868,300	11,236
Google, Inc. Class A (Æ)	37,458	13,461
Guess ?, Inc.	23,600	514
Hanesbrands, Inc. (Æ)	47,000	821
Harman International Industries, Inc.	7,066	130
Hasbro, Inc.	378,100	10,991
Hertz Global Holdings, Inc. (Æ)	8,000	58
Hewitt Associates, Inc. Class A (Æ)	171,500	4,783
Home Depot, Inc. (Û)	609,600	14,380
International Flavors & Fragrances, Inc.	56,600	1,804
International Game Technology	23,600	330
Interpublic Group of Cos., Inc. (Æ)	220,000	1,142
Interval Leisure Group, Inc. (Æ)	25,640	186
Iron Mountain, Inc. (Æ)	34,500	838
Jarden Corp. (Æ)	174,800	3,111
John Wiley & Sons, Inc. Class A	12,100	421
Jones Apparel Group, Inc. (Ñ)	648,989	7,210
Kimberly-Clark Corp. (Û)	212,000	12,993
Leggett & Platt, Inc.	10,400	181
Liberty Global, Inc. Class A (Æ)(Û)	378,200	6,237
Liberty Media Corp. - Entertainment Series A (Æ)	161,400	2,599
Liz Claiborne, Inc.	200,300	1,632
LKQ Corp. (Æ)	19,300	221
Lowe’s Cos., Inc.	32,600	707
Macy’s, Inc.	5,400	66
Manpower, Inc.	309,080	9,622
Marriott International, Inc. Class A	4,200	88
Mattel, Inc.	335,700	5,042
McDonald’s Corp. (Û)	773,219	44,793
McGraw-Hill Cos., Inc. (The)	17,900	480
Men’s Wearhouse, Inc. (The)	49,000	749
MGM Mirage (Æ)	58,100	956
MPS Group, Inc. (Æ)	94,556	737
MSC Industrial Direct Co. Class A	5,900	212
NetFlix, Inc. (Æ)(Ñ)	21,648	536
New York Times Co. (The) Class C	36,800	368
Newell Rubbermaid, Inc.	4,400	60
News Corp. Class A	1,305,949	13,895

	Principal Amount ($) or Shares	Market Value $
Nike, Inc. Class B	47,400	2,732
Office Depot, Inc. (Æ)	378,100	1,361
Omnicom Group, Inc. (Û)	263,500	7,784
Orient-Express Hotels, Ltd. Class A	20,700	255
Panera Bread Co. Class A (Æ)(Ñ)	49,815	2,248
Penn National Gaming, Inc. (Æ)	10,500	202
Phillips-Van Heusen Corp.	6,700	164
Polo Ralph Lauren Corp. Class A (Ñ)	131,357	6,196
priceline.com, Inc. (Æ)	14,000	737
Quiksilver, Inc. (Æ)	210,000	544
Republic Services, Inc. Class A	61,200	1,450
Robert Half International, Inc.	15,600	294
Ross Stores, Inc. (Ñ)	211,482	6,913
Royal Caribbean Cruises, Ltd.	12,300	167
RR Donnelley & Sons Co. (Û)	250,100	4,144
Scholastic Corp.	54,000	1,003
Sears Holdings Corp. (Æ)(Û)	81,452	4,703
Service Corp. International	25,300	175
Snap-On, Inc.	24,200	894
Sohu.com, Inc. (Æ)(Ñ)	61,558	3,382
Staples, Inc.	101,300	1,968
Starwood Hotels & Resorts Worldwide, Inc. (ö)	137,600	3,102
Strayer Education, Inc.	1,100	249
Take-Two Interactive Software, Inc. (Æ)	114,200	1,354
Target Corp. (Û)	175,200	7,029
Tech Data Corp. (Æ)	141,815	3,042
Tempur-Pedic International, Inc.	79,700	622
Ticketmaster (Æ)	25,640	248
Tiffany & Co. (Ñ)	173,600	4,765
Tim Hortons, Inc.	13,700	345
Time Warner Cable, Inc. Class A (Æ)(Ñ)(Û)	107,115	2,097
Time Warner, Inc. (Û)	3,048,117	30,756
TJX Cos., Inc.	398,846	10,673
Toro Co. (Ñ)	33,010	1,110
Tractor Supply Co. (Æ)	40,789	1,695
Tupperware Brands Corp.	122,138	3,090
United Online, Inc.	84,943	629
United Stationers, Inc. (Æ)	6,500	243
Urban Outfitters, Inc. (Æ)(Ñ)	265,338	5,768
VeriSign, Inc. (Æ)(Ñ)	114,409	2,425
VF Corp.	30,900	1,703
Viacom, Inc. Class B (Æ)(Û)	116,700	2,360
Virgin Media, Inc. (Ñ)	47,659	275
Wal-Mart Stores, Inc. (Û)	791,156	44,154
Walt Disney Co. (The) (Û)	1,735,292	44,944
WESCO International, Inc. (Æ)	96,400	1,916

30	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Whirlpool Corp.	171,770	8,013
Wolverine World Wide, Inc.	58,500	1,375
Wyndham Worldwide Corp.	356,700	2,921
Wynn Resorts, Ltd.	10,300	622
Yahoo!, Inc. (Æ)	66,872	857
Yum! Brands, Inc. (Û)	285,964	8,296

		597,329

Consumer Staples - 10.4%
Altria Group, Inc.	268,390	5,150
Anheuser-Busch Cos., Inc.	112,784	6,996
Brown-Forman Corp. Class B	35,125	1,595
Campbell Soup Co.	2,438	93
Chiquita Brands International, Inc. (Æ)	7,800	106
Church & Dwight Co., Inc.	27,224	1,609
Coca-Cola Co. (The) (Û)	791,414	34,870
Coca-Cola Enterprises, Inc.	503,375	5,059
Colgate-Palmolive Co.	89,430	5,613
ConAgra Foods, Inc.	13,400	233
Constellation Brands, Inc. Class A (Æ)	19,400	243
Dr Pepper Snapple Group, Inc. (Æ)	18,166	416
General Mills, Inc. (Û)	185,100	12,539
Hansen Natural Corp. (Æ)(Ñ)	22,245	563
Herbalife, Ltd.	41,116	1,004
Hershey Co. (The) (Ñ)	166,176	6,188
HJ Heinz Co.	36,000	1,578
Hormel Foods Corp. (Ñ)	139,030	3,929
JM Smucker Co. (The)	4,200	187
Kellogg Co.	42,200	2,128
Kraft Foods, Inc. Class A	41,100	1,198
Kroger Co. (The) (Ñ)(Û)	1,627,151	44,682
Lorillard, Inc.	60,617	3,992
McCormick & Co., Inc.	4,500	151
Molson Coors Brewing Co. Class B	26,800	1,001
Pepsi Bottling Group, Inc. (Û)	623,350	14,412
PepsiCo, Inc. (Û)	424,873	24,222
Philip Morris International, Inc.	504,556	21,933
Procter & Gamble Co. (Ñ)(Û)	1,638,574	105,754
Reynolds American, Inc.	112,000	5,484
Safeway, Inc. (Û)	1,909,614	40,617
Sara Lee Corp. (Û)	534,700	5,978
Smithfield Foods, Inc. (Æ)(Ñ)	25,548	269
SUPERVALU, Inc.	371,500	5,290
Sysco Corp. (Û)	1,820,400	47,694
Tyson Foods, Inc. Class A (Ñ)	652,483	5,703
Universal Corp. (Ñ)	3,253	129
UST, Inc.	10,581	715
Walgreen Co. (Û)	318,900	8,119

	Principal Amount ($) or Shares	Market Value $
Whole Foods Market, Inc.	32,100	344

		427,786

Financial Services - 17.5%
Advent Software, Inc. (Æ)(Ñ)	19,721	370
Aflac, Inc. (Û)	400,248	17,723
Alexandria Real Estate Equities, Inc. (ö)	11,000	765
Alleghany Corp. (Æ)	600	169
Allied World Assurance Co. Holdings, Ltd.	9,500	305
Allstate Corp. (The) (Û)	402,600	10,625
AMB Property Corp. (ö)(Ñ)	45,216	1,087
American Capital, Ltd.	12,200	171
American Express Co.	397,067	10,919
American Financial Group, Inc.	28,700	652
American International Group, Inc.	180,400	345
Ameriprise Financial, Inc. (Û)	340,348	7,352
Annaly Capital Management, Inc. (ö)(Û)	782,400	10,875
AON Corp.	48,700	2,060
Apartment Investment & Management Co. Class A (ö)	297,079	4,346
Arch Capital Group, Ltd. (Æ)	69,700	4,862
Arthur J Gallagher & Co.	88,400	2,153
Associated Banc-Corp.	25,000	551
Assurant, Inc. (Û)	212,600	5,417
Astoria Financial Corp.	37,900	721
Automatic Data Processing, Inc. (Û)	277,900	9,713
AvalonBay Communities, Inc. (ö)	10,313	732
Axis Capital Holdings, Ltd.	394,100	11,224
Bancorpsouth, Inc. (Ñ)	150,089	3,643
Bank of America Corp. (Û)	1,166,235	28,188
Bank of Hawaii Corp.	24,812	1,258
Bank of New York Mellon Corp. (The) (Û)	488,375	15,921
BB&T Corp. (Ñ)	146,122	5,238
BlackRock, Inc. Class A (Ñ)(Û)	45,908	6,030
Boston Properties, Inc. (ö)(Ñ)	11,600	822
Brandywine Realty Trust (ö)	148,500	1,283
BRE Properties, Inc. Class A (ö)	2,500	87
Broadridge Financial Solutions, Inc.	188,694	2,283
Camden Property Trust (ö)	4,700	158
Capital One Financial Corp. (Ñ)(Û)	239,972	9,388
Cash America International, Inc.	73,100	2,586
CB Richard Ellis Group, Inc. Class A (Æ)	10,300	72
CBL & Associates Properties, Inc. (ö)	159,000	1,468

Russell U.S. Quantitative Equity Fund	31

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Charles Schwab Corp. (The) (Û)	836,865	16,001
Chubb Corp. (Û)	308,472	15,985
Cigna Corp. (Û)	547,400	8,923
Cincinnati Financial Corp.	14,429	375
Citigroup, Inc.	528,899	7,219
CME Group, Inc. Class A	7,847	2,214
CNA Financial Corp.	2,681	42
Colonial Properties Trust (ö)	52,400	552
Comerica, Inc.	236,300	6,520
Commerce Bancshares, Inc.	50,344	2,380
Conseco, Inc. (Æ)	14,700	27
Cullen/Frost Bankers, Inc.	66,500	3,722
Deluxe Corp.	46,200	562
Digital Realty Trust, Inc. (ö)	10,800	362
Discover Financial Services	508,467	6,229
Douglas Emmett, Inc. (ö)	27,600	417
Dun & Bradstreet Corp.	1,000	74
East West Bancorp, Inc.	76,200	1,322
Eaton Vance Corp. (Ñ)	41,077	904
Endurance Specialty Holdings, Ltd.	154,116	4,660
Equifax, Inc.	21,900	571
Equity Residential (ö)	35,100	1,226
Essex Property Trust, Inc. (ö)(Ñ)	11,165	1,086
Everest Re Group, Ltd.	4,300	321
Factset Research Systems, Inc.	5,600	217
Federal Realty Investment Trust (ö)	1,400	86
Federated Investors, Inc. Class B	43,334	1,049
Fidelity National Financial, Inc. Class A	126,263	1,138
Fidelity National Information Services, Inc.	3,600	54
Fifth Third Bancorp (Ñ)	405,509	4,400
First American Corp. (Ñ)	22,818	466
First Horizon National Corp.	212,600	2,532
Fiserv, Inc. (Æ)	18,000	600
Franklin Resources, Inc. (Û)	144,746	9,843
Fulton Financial Corp.	65,800	691
GATX Corp.	13,900	397
Genworth Financial, Inc. Class A	417,916	2,023
Global Payments, Inc.	21,900	887
Goldman Sachs Group, Inc. (The) (Û)	160,200	14,818
H&R Block, Inc.	520,100	10,256
Hanover Insurance Group, Inc. (The)	62,800	2,465
Hartford Financial Services Group, Inc. (Û)	172,500	1,780
HCC Insurance Holdings, Inc.	165,000	3,640
HCP, Inc. (ö)	64,000	1,916
Health Care REIT, Inc. (ö)	42,400	1,887
Hospitality Properties Trust (ö)	202,305	2,053

	Principal Amount ($) or Shares	Market Value $
HRPT Properties Trust (ö)	317,800	1,147
Hudson City Bancorp, Inc. (Ñ)(Û)	2,439,308	45,883
IntercontinentalExchange, Inc. (Æ)	55,600	4,757
Invesco, Ltd.	24,600	367
Investment Technology Group, Inc. (Æ)	132,173	2,698
Jefferies Group, Inc.	4,700	74
Jones Lang LaSalle, Inc.	24,300	800
JPMorgan Chase & Co.	603,352	24,888
Kilroy Realty Corp. (ö)(Ñ)	10,787	347
Kimco Realty Corp. (ö)(Ñ)	38,310	865
KKR Financial Holdings LLC	4,700	18
LaSalle Hotel Properties (ö)	63,500	894
Lazard, Ltd. Class A	2,100	63
Legg Mason, Inc. (Ñ)	2,750	61
Leucadia National Corp. (Ñ)	141,056	3,786
Liberty Property Trust (ö)	11,000	262
Lincoln National Corp.	232,100	4,001
Loews Corp.	249,400	8,283
M&T Bank Corp.	7,900	641
Macerich Co. (The) (ö)(Ñ)	28,343	834
Mack-Cali Realty Corp. (ö)	111,200	2,526
Markel Corp. (Æ)	600	211
Marsh & McLennan Cos., Inc.	48,600	1,425
Marshall & Ilsley Corp. (Ñ)	25,284	456
Mastercard, Inc. Class A (Ñ)	36,400	5,381
Merrill Lynch & Co., Inc.	14,300	266
MetLife, Inc. (Û)	804,162	26,714
Moody’s Corp. (Ñ)	459,201	11,756
Morgan Stanley (Ñ)	62,773	1,097
Nasdaq OMX Group (The) (Æ)(Ñ)	239,100	7,761
Nationwide Health Properties, Inc. (ö)(Ñ)	93,160	2,780
New York Community Bancorp, Inc.	116,000	1,817
Northern Trust Corp. (Û)	282,137	15,887
NYSE Euronext (Û)	207,167	6,252
Old Republic International Corp.	22,115	204
Omega Healthcare Investors, Inc. (ö)	54,000	814
optionsXpress Holdings, Inc.	39,200	696
PartnerRe, Ltd. - ADR	103,054	6,976
People’s United Financial, Inc.	57,000	997
Philadelphia Consolidated Holding Co. (Æ)	10,616	621
Plum Creek Timber Co., Inc. (ö)	14,600	544
PNC Financial Services Group, Inc.	154,122	10,275
Popular, Inc.	120,300	914
Principal Financial Group, Inc.	37,100	705
Progressive Corp. (The)	373,700	5,333
Prologis (ö)	315,701	4,420

32	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Protective Life Corp.	30,000	250
Prudential Financial, Inc. (Û)	284,624	8,539
Public Storage (ö)	29,700	2,421
Raymond James Financial, Inc. (Ñ)	95,200	2,217
Rayonier, Inc. (ö)	13,900	460
Regency Centers Corp. (ö)(Ñ)	10,573	417
Regions Financial Corp. (Ñ)(Û)	810,537	8,989
Reinsurance Group of America, Inc.	3,600	134
Reinsurance Group of America, Inc. Class A (Ñ)	166,956	6,234
RenaissanceRe Holdings, Ltd.	86,600	3,975
Ryder System, Inc.	31,100	1,232
SEI Investments Co.	234,880	4,153
Simon Property Group, Inc. (ö)	40,822	2,736
SLM Corp. (Æ)	73,700	786
StanCorp Financial Group, Inc.	60,400	2,058
State Street Corp. (Û)	333,916	14,475
SunTrust Banks, Inc. (Ñ)	66,632	2,675
Synovus Financial Corp. (Ñ)	66,847	691
T Rowe Price Group, Inc. (Ñ)(Û)	258,108	10,206
Taubman Centers, Inc. (ö)	16,900	561
TCF Financial Corp.	8,200	145
TD Ameritrade Holding Corp. (Æ)(Û)	677,700	9,007
Torchmark Corp.	23,200	969
Total System Services, Inc.	109,356	1,503
Travelers Cos., Inc. (The) (Û)	1,092,982	46,506
UDR, Inc. (ö)	69,800	1,379
UnionBanCal Corp.	2,900	213
United Rentals, Inc. (Æ)(Ñ)	5,340	55
Unum Group	33,200	523
US Bancorp	100,973	3,010
Valley National Bancorp	6,500	123
Ventas, Inc. (ö)	64,400	2,322
Visa, Inc.	43,700	2,419
Wachovia Corp.	49,800	319
Waddell & Reed Financial, Inc. Class A	120,600	1,751
Washington Federal, Inc.	46,400	818
Webster Financial Corp.	38,822	720
Weingarten Realty Investors (ö)	5,500	112
Wells Fargo & Co. (Ñ)(Û)	826,721	28,150
Western Union Co. (The) (Û)	249,432	3,806
Whitney Holding Corp.	6,800	129
Wilmington Trust Corp.	45,900	1,325
WR Berkley Corp.	11,800	310

		722,774

	Principal Amount ($) or Shares	Market Value $
Health Care - 13.9%
Abbott Laboratories	256,866	14,166
Advanced Medical Optics, Inc. (Æ)(Ñ)	22,906	141
Aetna, Inc. (Û)	309,400	7,695
Allergan, Inc.	38,854	1,541
AMERIGROUP Corp. (Æ)	99,800	2,495
AmerisourceBergen Corp. Class A (Û)	1,096,593	34,290
Amgen, Inc. (Æ)(Û)	365,487	21,889
Barr Pharmaceuticals, Inc. (Æ)	4,800	308
Baxter International, Inc. (Û)	102,151	6,179
Beckman Coulter, Inc.	15,700	784
Becton Dickinson & Co. (Û)	129,131	8,962
Biogen Idec, Inc. (Æ)(Û)	206,915	8,804
BioMarin Pharmaceutical, Inc. (Æ)	23,700	434
Boston Scientific Corp. (Æ)(Û)	1,535,191	13,863
Bristol-Myers Squibb Co.	404,282	8,308
Cardinal Health, Inc. (Û)	414,022	15,816
Celgene Corp. (Æ)	101,852	6,545
Centene Corp. (Æ)	37,500	706
Cephalon, Inc. (Æ)	71,200	5,106
Cerner Corp. (Æ)(Ñ)	5,333	199
Charles River Laboratories International, Inc. (Æ)	21,200	760
Community Health Systems, Inc. (Æ)	68,632	1,407
Covance, Inc. (Æ)	34,100	1,705
Covidien, Ltd. (Û)	212,422	9,408
CR Bard, Inc.	13,252	1,169
CVS/Caremark Corp.	112,600	3,451
Dentsply International, Inc.	61,135	1,857
Edwards Lifesciences Corp. (Æ)	5,000	264
Eli Lilly & Co. (Û)	497,449	16,824
Endo Pharmaceuticals Holdings, Inc. (Æ)	63,600	1,177
Express Scripts, Inc. Class A (Æ)	453,220	27,470
Forest Laboratories, Inc. (Æ)(Û)	691,760	16,070
Gen-Probe, Inc. (Æ)	7,619	359
Genentech, Inc. (Æ)	51,054	4,234
Genzyme Corp. (Æ)	20,400	1,487
Gilead Sciences, Inc. (Æ)	126,067	5,780
Health Management Associates, Inc. Class A (Æ)	27,600	58
Health Net, Inc. (Æ)	277,800	3,578
Henry Schein, Inc. (Æ)	14,600	683
Hill-Rom Holdings, Inc. (Ñ)	5,433	124
Hlth Corp. (Æ)(Ñ)	248,400	2,059
Hologic, Inc. (Æ)	26,140	320
Hospira, Inc. (Æ)	11,100	309
Humana, Inc. (Æ)	312,100	9,235

Russell U.S. Quantitative Equity Fund	33

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Idexx Laboratories, Inc. (Æ)(Ñ)	14,263	502
Illumina, Inc. (Æ)	24,800	765
ImClone Systems, Inc. (Æ)	13,900	956
Intuitive Surgical, Inc. (Æ)	4,300	743
Invitrogen Corp. (Æ)(Ñ)	316,900	9,124
Isis Pharmaceuticals, Inc. (Æ)	10,200	143
Johnson & Johnson (Û)	1,022,033	62,692
Kindred Healthcare, Inc. (Æ)	18,800	272
King Pharmaceuticals, Inc. (Æ)	567,608	4,989
Laboratory Corp. of America Holdings (Æ)(Ñ)	4,902	301
LifePoint Hospitals, Inc. (Æ)(Ñ)	5,241	126
Lincare Holdings, Inc. (Æ)(Ñ)	107,600	2,835
Magellan Health Services, Inc. (Æ)	51,533	1,904
McKesson Corp. (Û)	370,793	13,641
Medco Health Solutions, Inc. (Æ)	158,173	6,003
Medicines Co. (The) (Æ)	66,100	1,152
Medtronic, Inc.	144,857	5,842
Merck & Co., Inc. (Û)	385,335	11,926
Millipore Corp. (Æ)	70,100	3,637
Molina Healthcare, Inc. (Æ)	18,700	416
Mylan, Inc. (Æ)	19,000	163
Owens & Minor, Inc.	48,600	2,103
Patterson Cos., Inc. (Æ)	345,112	8,742
PDL BioPharma, Inc. (Ñ)	83,381	813
Pediatrix Medical Group, Inc. (Æ)	23,300	901
Perrigo Co.	35,000	1,190
Pfizer, Inc. (Û)	5,346,579	94,688
Pharmaceutical Product Development, Inc.	38,500	1,193
Quest Diagnostics, Inc.	26,900	1,259
Resmed, Inc. (Æ)	5,500	188
Schering-Plough Corp. (Û)	132,613	1,922
Sepracor, Inc. (Æ)	11,100	148
St. Jude Medical, Inc. (Æ)(Û)	231,835	8,817
Stericycle, Inc. (Æ)	23,500	1,373
Stryker Corp.	110,100	5,886
Techne Corp.	19,100	1,318
Tenet Healthcare Corp. (Æ)	109,700	480
Thermo Fisher Scientific, Inc. (Æ)	78,300	3,179
UnitedHealth Group, Inc. (Û)	405,132	9,614
Universal Health Services, Inc. Class B	55,700	2,342
Valeant Pharmaceuticals International (Æ)(Ñ)	2,789	52
Varian Medical Systems, Inc. (Æ)	49,065	2,233
VCA Antech, Inc. (Æ)	6,400	116
Vertex Pharmaceuticals, Inc. (Æ)	7,800	204
Warner Chilcott, Ltd. (Æ)	22,944	318

	Principal Amount ($) or Shares	Market Value $
Watson Pharmaceuticals, Inc. Class B (Æ)(Ñ)	295,300	7,728
WellCare Health Plans, Inc. (Æ)	40,700	984
WellPoint, Inc. (Æ)(Û)	437,090	16,990
Wyeth	64,385	2,072
Zimmer Holdings, Inc. (Æ)	12,300	571

		573,575

Integrated Oils - 8.4%
Chevron Corp. (Û)	696,822	51,983
ConocoPhillips (Û)	1,298,288	67,537
Exxon Mobil Corp. (Û)	2,049,014	151,873
Hess Corp. (Û)	272,097	16,383
Marathon Oil Corp. (Û)	213,890	6,224
Murphy Oil Corp. (Û)	643,179	32,570
Occidental Petroleum Corp. (Û)	370,163	20,559

		347,129

Materials and Processing - 5.1%
Aecom Technology Corp. (Æ)	8,900	157
Air Products & Chemicals, Inc.	91,698	5,330
Airgas, Inc.	5,527	212
AK Steel Holding Corp.	247,300	3,442
Alcoa, Inc. (Û)	420,500	4,840
Aptargroup, Inc. (Ñ)	17,253	523
Archer-Daniels-Midland Co. (Û)	548,704	11,375
Armstrong World Industries, Inc. (Ñ)	3,253	64
Ashland, Inc.	224,351	5,068
Avery Dennison Corp.	29,400	1,030
Ball Corp.	2,100	72
Bemis Co., Inc.	7,900	196
Bunge, Ltd. (Ñ)	288,079	11,065
Cabot Corp.	8,700	230
Celanese Corp. Class A	51,800	718
Century Aluminum Co. (Æ)	76,100	957
CF Industries Holdings, Inc.	59,200	3,800
Cliffs Natural Resources, Inc.	53,900	1,455
Commercial Metals Co.	118,100	1,311
Corn Products International, Inc.	15,128	368
Crown Holdings, Inc. (Æ)	128,300	2,589
Cytec Industries, Inc.	3,786	107
Domtar Corp. (Æ)	373,500	926
Dow Chemical Co. (The) (Û)	430,414	11,479
Eastman Chemical Co.	51,900	2,096
Ecolab, Inc.	34,000	1,267
EI Du Pont de Nemours & Co.	242,900	7,773
EMCOR Group, Inc. (Æ)	164,100	2,916
Energizer Holdings, Inc. (Æ)	2,900	142

34	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

EnerSys (Æ)	27,400	362
Fluor Corp. (Û)	259,600	10,366
FMC Corp. (Ñ)	62,478	2,720
Freeport-McMoRan Copper & Gold, Inc. Class B	75,300	2,191
Granite Construction, Inc.	83,700	2,986
Greif, Inc. Class A	7,100	288
Harsco Corp.	38,300	907
HB Fuller Co.	68,000	1,202
International Paper Co. (Ñ)(Û)	331,263	5,704
Jacobs Engineering Group, Inc. (Æ)	121,600	4,430
John Bean Technologies Corp.	5,700	48
KBR, Inc.	265,100	3,934
Lennox International, Inc.	18,300	546
Lubrizol Corp.	11,300	425
McDermott International, Inc. (Æ)	9,200	158
Monsanto Co.	162,105	14,424
Mosaic Co. (The) (Û)	206,500	8,138
Nalco Holding Co.	8,500	120
Newmont Mining Corp.	4,500	118
Nucor Corp. (Û)	288,300	11,679
Owens-Illinois, Inc. (Æ)	340,900	7,800
Packaging Corp. of America	6,200	104
PPG Industries, Inc. (Û)	36,300	1,800
Praxair, Inc.	29,500	1,922
Precision Castparts Corp.	143,400	9,294
Quanta Services, Inc. (Æ)	23,800	470
Reliance Steel & Aluminum Co.	10,000	250
RPM International, Inc.	26,700	379
Schnitzer Steel Industries, Inc. Class A (Ñ)	49,200	1,325
Scotts Miracle-Gro Co. (The) Class A	85,200	2,225
Sealed Air Corp.	63,700	1,078
Shaw Group, Inc. (The) (Æ)	4,100	73
Sherwin-Williams Co. (The)	148,800	8,468
Sigma-Aldrich Corp.	42,600	1,868
Sonoco Products Co.	46,217	1,164
Southern Copper Corp.	61,800	900
St. Joe Co. (The) (Æ)	102,000	3,154
Steel Dynamics, Inc.	262,300	3,127
Terra Industries, Inc.	8,600	189
Timken Co.	13,100	208
United States Steel Corp.	214,600	7,914
URS Corp. (Æ)	146,100	4,294
USG Corp. (Æ)	12,900	191
Valmont Industries, Inc.	3,300	181
Vulcan Materials Co.	7,000	380
Weyerhaeuser Co.	6,300	241

		211,253

	Principal Amount ($) or Shares	Market Value $
Miscellaneous - 2.4%
3M Co.	102,100	6,565
Fortune Brands, Inc.	2,504	95
Foster Wheeler, Ltd. (Æ)	272,500	7,466
General Electric Co. (Û)	3,250,341	63,414
Honeywell International, Inc.	143,800	4,379
ITT Corp.	2,600	116
Johnson Controls, Inc.	407,600	7,227
SPX Corp.	60,100	2,328
Textron, Inc.	79,800	1,412
Trinity Industries, Inc.	44,000	743
Tyco International, Ltd.	88,276	2,232
Walter Industries, Inc. Class A	57,000	2,209

		98,186

Other Energy - 5.5%
Alpha Natural Resources, Inc. (Æ)(Ñ)	81,459	2,914
Anadarko Petroleum Corp.	58,300	2,058
Apache Corp. (Û)	529,749	43,614
Arch Coal, Inc.	21,500	460
Atwood Oceanics, Inc. (Æ)	7,400	203
Baker Hughes, Inc.	14,632	511
Basic Energy Services, Inc. (Æ)	17,100	234
BJ Services Co.	312,000	4,009
Cabot Oil & Gas Corp.	43,100	1,210
Cameron International Corp. (Æ)	48,500	1,177
Chesapeake Energy Corp.	37,300	820
Cimarex Energy Co.	133,400	5,397
Complete Production Services, Inc. (Æ)	84,300	1,045
Consol Energy, Inc.	32,900	1,033
Continental Resources, Inc. (Æ)	16,900	547
Denbury Resources, Inc. (Æ)	50,000	636
Devon Energy Corp. (Û)	126,967	10,267
Diamond Offshore Drilling, Inc.	8,200	728
Dresser-Rand Group, Inc. (Æ)	3,000	67
Dynegy, Inc. Class A (Æ)	9,284	34
Encore Acquisition Co. (Æ)	10,782	336
ENSCO International, Inc.	274,400	10,430
EOG Resources, Inc.	22,700	1,837
Equitable Resources, Inc.	86,000	2,985
FMC Technologies, Inc. (Æ)(Ñ)	47,511	1,662
Forest Oil Corp. (Æ)	22,700	663
Foundation Coal Holdings, Inc.	18,200	378
Frontier Oil Corp. (Ñ)	5,288	70
Halliburton Co. (Û)	180,317	3,568
Helmerich & Payne, Inc.	34,800	1,194
Hercules Offshore, Inc. (Æ)	8,700	63

Russell U.S. Quantitative Equity Fund	35

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Key Energy Services, Inc. (Æ)	6,300	39
Mariner Energy, Inc. (Æ)	219,908	3,164
Massey Energy Co.	32,800	757
McMoRan Exploration Co. (Æ)	28,700	407
Nabors Industries, Ltd. (Æ)	289,400	4,162
National Oilwell Varco, Inc. (Æ)	287,400	8,590
Newfield Exploration Co. (Æ)	19,600	450
Noble Corp.	5,500	177
Noble Energy, Inc.	15,300	793
NRG Energy, Inc. (Æ)(Ñ)	421,840	9,808
Oceaneering International, Inc. (Æ)	16,300	459
Oil States International, Inc. (Æ)	62,200	1,439
Patriot Coal Corp. (Æ)	52,800	836
Patterson-UTI Energy, Inc.	63,700	845
Peabody Energy Corp.	8,800	304
PetroHawk Energy Corp. (Æ)	32,300	612
Pioneer Natural Resources Co.	9,732	271
Plains Exploration & Production Co. (Æ)	25,200	711
Pride International, Inc. (Æ)	29,400	552
Quicksilver Resources, Inc. (Æ)	63,300	663
Range Resources Corp.	34,800	1,469
Reliant Energy, Inc. (Æ)	588,300	3,089
Rowan Cos., Inc.	2,462	45
Schlumberger, Ltd.	168,860	8,722
SEACOR Holdings, Inc. (Æ)(Ñ)	10,130	680
Smith International, Inc.	35,400	1,221
Southwestern Energy Co. (Æ)	269,000	9,582
St. Mary Land & Exploration Co.	77,246	1,923
Stone Energy Corp. (Æ)	59,700	1,811
Sunoco, Inc. (Ñ)	14,218	434
Superior Energy Services, Inc. (Æ)	34,400	733
Swift Energy Co. (Æ)	56,400	1,809
Tesoro Corp. (Ñ)	56,042	542
Transocean, Inc. (Æ)(Û)	65,900	5,426
Unit Corp. (Æ)	83,700	3,142
Valero Energy Corp. (Û)	1,512,309	31,123
W&T Offshore, Inc.	82,600	1,583
Weatherford International, Ltd. (Æ)(Û)	333,700	5,633
Whiting Petroleum Corp. (Æ)	21,900	1,139
Williams Cos., Inc.	478,300	10,030
XTO Energy, Inc.	38,500	1,384

		226,709

Producer Durables - 5.1%
AGCO Corp. (Æ)(Ñ)	60,896	1,919
Alliant Techsystems, Inc. (Æ)	2,800	231
American Tower Corp. Class A (Æ)	16,996	549

	Principal Amount ($) or Shares	Market Value $
Ametek, Inc.	32,500	1,081
AO Smith Corp.	1,500	47
Applied Biosystems, Inc.	98,400	3,034
Applied Materials, Inc.	36,300	469
BE Aerospace, Inc. (Æ)	100,300	1,291
Belden, Inc.	47,900	998
Boeing Co. (Û)	280,895	14,682
Bucyrus International, Inc. Class A	9,500	229
Caterpillar, Inc. (Ñ)(Û)	398,478	15,210
Centex Corp.	198,200	2,428
CommScope, Inc. (Æ)	12,700	187
Cooper Industries, Ltd. Class A	196,400	6,079
Covanta Holding Corp. (Æ)	22,900	494
Crane Co.	47,400	776
Crown Castle International Corp. (Æ)	32,200	682
Cummins, Inc. (Û)	275,600	7,124
Danaher Corp.	6,300	373
Deere & Co.	84,725	3,267
Donaldson Co., Inc. (Ñ)	26,598	935
Dover Corp. (Û)	220,400	7,002
DR Horton, Inc.	65,600	484
Emerson Electric Co.	145,344	4,757
Flowserve Corp.	38,000	2,163
Gardner Denver, Inc. (Æ)	31,200	799
General Cable Corp. (Æ)	3,300	56
Goodrich Corp.	107,976	3,948
Graco, Inc. (Ñ)	21,219	525
Herman Miller, Inc.	89,906	1,978
IDEX Corp.	8,000	185
Illinois Tool Works, Inc.	4,800	160
Ingersoll-Rand Co., Ltd. Class A	400,600	7,391
Itron, Inc. (Æ)	2,300	111
Joy Global, Inc.	21,217	615
KB Home	11,900	199
KLA-Tencor Corp.	1,800	42
Lexmark International, Inc. Class A (Æ)	207,800	5,367
Lincoln Electric Holdings, Inc.	5,700	246
Lockheed Martin Corp. (Û)	455,585	38,747
Manitowoc Co., Inc. (The)	214,400	2,110
MDC Holdings, Inc.	8,400	282
Mettler Toledo International, Inc. (Æ)	3,000	230
Molex, Inc.	150,200	2,164
Nordson Corp.	615	23
Northrop Grumman Corp. (Û)	775,600	36,368
NVR, Inc. (Æ)	500	245
Pall Corp.	6,500	172
Parker Hannifin Corp. (Û)	134,500	5,215
Pentair, Inc.	13,600	376

36	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Plantronics, Inc.	25,900	374
Pulte Homes, Inc. (Ñ)	228,900	2,550
Raytheon Co.	166,200	8,494
Roper Industries, Inc.	5,400	245
Ryland Group, Inc.	49,057	922
SBA Communications Corp. Class A (Æ)	1,400	29
Teradyne, Inc. (Æ)	76,400	390
Terex Corp. (Æ)	161,100	2,689
Toll Brothers, Inc. (Æ)	59,900	1,385
United Technologies Corp. (Û)	139,639	7,675
W.W. Grainger, Inc.	900	71
Waters Corp. (Æ)	3,300	144
Xerox Corp.	296,900	2,381

		211,394

Technology - 12.5%
Acxiom Corp. (Ñ)	9,110	72
ADC Telecommunications, Inc. (Æ)	263,500	1,671
Adobe Systems, Inc. (Æ)(Û)	466,606	12,430
Advanced Micro Devices, Inc. (Æ)	45,583	160
Affiliated Computer Services, Inc. Class A (Æ)	36,900	1,513
Akamai Technologies, Inc. (Æ)	20,200	290
Altera Corp. (Ñ)	25,928	450
Amdocs, Ltd. (Æ)	177,600	4,007
Amkor Technology, Inc. (Æ)	100,000	406
Amphenol Corp. Class A	36,400	1,043
Analog Devices, Inc. (Û)	207,800	4,439
Ansys, Inc. (Æ)	84,900	2,431
Apple, Inc. (Æ)	198,693	21,377
Arrow Electronics, Inc. (Æ)	129,400	2,258
Ascent Media Corp. (Æ)	6,340	160
Atheros Communications, Inc. (Æ)	41,900	753
Autodesk, Inc. (Æ)(Ñ)(Û)	293,810	6,261
Avnet, Inc. (Æ)	453,700	7,595
BMC Software, Inc. (Æ)	41,600	1,074
Broadcom Corp. Class A (Æ)	263,731	4,505
Brocade Communications Systems, Inc. (Æ)	607,061	2,289
CA, Inc.	8,700	155
CACI International, Inc. Class A (Æ)	18,900	778
Cadence Design Systems, Inc. (Æ)(Ñ)	21,206	86
Ciena Corp. (Æ)	229,700	2,207
Cisco Systems, Inc. (Æ)(Û)	1,522,043	27,047
Citrix Systems, Inc. (Æ)	2,500	64
Computer Sciences Corp. (Æ)	416,300	12,556
Compuware Corp. (Æ)	24,400	156

	Principal Amount ($) or Shares	Market Value $
Corning, Inc. (Û)	736,000	7,971
Cree, Inc. (Æ)	14,300	281
Dell, Inc. (Æ)(Û)	914,743	11,114
EMC Corp. (Æ)	102,500	1,207
Emulex Corp. (Æ)	136,700	1,299
Fairchild Semiconductor International, Inc. Class A (Æ)	94,200	535
First Solar, Inc. (Æ)(Ñ)	19,400	2,788
Flir Systems, Inc. (Æ)	14,700	472
General Dynamics Corp.	266,674	16,086
Harris Corp.	66,500	2,391
Hewlett-Packard Co. (Û)	1,597,184	61,140
IHS, Inc. Class A (Æ)	5,000	177
Ingram Micro, Inc. Class A (Æ)	331,020	4,413
Intel Corp.	1,178,086	18,849
International Business Machines Corp.	245,247	22,801
Intersil Corp. Class A	10,100	138
Intuit, Inc. (Æ)	25,700	644
Jabil Circuit, Inc.	810,800	6,819
JDS Uniphase Corp. (Æ)	251,300	1,372
Juniper Networks, Inc. (Æ)	76,500	1,434
L-3 Communications Holdings, Inc. (Û)	117,200	9,513
Lawson Software, Inc. (Æ)	237,500	1,264
Linear Technology Corp. (Ñ)	27,520	624
LSI Corp. (Æ)(Ñ)	239,266	921
Macrovision Solutions Corp. (Æ)	648	7
Marvell Technology Group, Ltd. (Æ)	420,200	2,925
McAfee, Inc. (Æ)	45,900	1,494
MEMC Electronic Materials, Inc. (Æ)	12,900	237
Microchip Technology, Inc.	32,900	810
Microsoft Corp. (Û)	2,139,645	47,778
Motorola, Inc. (Û)	462,341	2,483
NCR Corp. (Æ)	9,100	166
NetApp, Inc. (Æ)(Ñ)	115,416	1,562
Novell, Inc. (Æ)	168,700	786
Nuance Communications, Inc. (Æ)	21,000	192
ON Semiconductor Corp. (Æ)	22,000	112
Oracle Corp. (Æ)(Û)	2,730,116	49,934
PerkinElmer, Inc.	15,600	280
Plexus Corp. (Æ)	56,200	1,049
PMC - Sierra, Inc. (Æ)	184,700	864
QLogic Corp. (Æ)(Ñ)	99,077	1,191
QUALCOMM, Inc. (Û)	338,656	12,957
Rambus, Inc. (Æ)	35,000	320
Red Hat, Inc. (Æ)	27,700	369
SAIC, Inc. (Æ)	281,400	5,197
Salesforce.com, Inc. (Æ)(Ñ)	42,034	1,301
Sanmina-SCI Corp. (Æ)	610,144	458

Russell U.S. Quantitative Equity Fund	37

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Scansource, Inc. (Æ)	10,600	210
Seagate Technology (Û)	1,073,082	7,265
Seagate Technology, Inc. (Æ)	124,942	—
SRA International, Inc. Class A (Æ)(Ñ)	4,648	86
Sun Microsystems, Inc. (Æ)	1,075,939	4,949
Symantec Corp. (Æ)(Û)	2,264,200	28,484
Syniverse Holdings, Inc. (Æ)	48,900	919
Synopsys, Inc. (Æ)	15,900	291
Tellabs, Inc. (Æ)	1,120,363	4,750
Teradata Corp. (Æ)	37,368	575
Texas Instruments, Inc. (Û)	1,574,000	30,787
Tyco Electronics, Ltd.	59,100	1,149
Unisys Corp. (Æ)	1,600	2
Vishay Intertechnology, Inc. (Æ)	175,051	754
VMware, Inc. Class A (Æ)(Ñ)	6,056	188
Western Digital Corp. (Æ)	507,831	8,379
Xilinx, Inc.	34,200	630
Zebra Technologies Corp. Class A (Æ)	30,200	611

		514,987

Utilities - 6.3%
Ameren Corp.	5,500	178
American Electric Power Co., Inc. (Û)	310,200	10,122
AT&T, Inc. (Û)	2,054,603	55,002
Atmos Energy Corp.	4,100	100
Black Hills Corp.	1,859	47
Cablevision Systems Corp. Class A	29,200	518
Calpine Corp. (Æ)	38,600	452
Centerpoint Energy, Inc.	667,800	7,693
CenturyTel, Inc.	16,499	414
Comcast Corp. Class A	623,093	9,820
Comcast Corp. Class A (Ñ)	30,642	473
Consolidated Edison, Inc.	1,700	74
Constellation Energy Group, Inc. (Û)	116,744	2,826
Discovery Communications, Inc. (Æ)	43,800	583
Dominion Resources, Inc. (Ñ)	133,922	4,859
DPL, Inc. (Ñ)	142,500	3,250
DTE Energy Co.	33,800	1,193
Duke Energy Corp.	607,464	9,950
Edison International (Û)	261,041	9,290
Embarq Corp.	158,400	4,752
Energen Corp.	35,300	1,185
Entergy Corp.	90,581	7,070
Exelon Corp.	68,933	3,739
FirstEnergy Corp. (Û)	195,500	10,197
FPL Group, Inc.	95,411	4,507
Frontier Communications Corp.	11,500	88
Hawaiian Electric Industries, Inc. (Ñ)	192,100	5,114

	Principal Amount ($) or Shares	Market Value $
Integrys Energy Group, Inc. (Ñ)	9,119	435
Laclede Group, Inc. (The)	9,800	513
Leap Wireless International, Inc. (Æ)(Ñ)	16,529	463
MDU Resources Group, Inc.	62,686	1,142
MetroPCS Communications, Inc. (Æ)	10,600	146
Mirant Corp. (Æ)(Ñ)	160,332	2,809
National Fuel Gas Co.	9,400	340
NeuStar, Inc. Class A (Æ)	4,300	85
New Jersey Resources Corp.	35,900	1,337
NII Holdings, Inc. (Æ)	159,200	4,101
NiSource, Inc. (Ñ)	16,425	213
Northwest Natural Gas Co.	14,700	748
NSTAR	10,900	360
OGE Energy Corp.	22,124	604
Oneok, Inc.	41,700	1,330
Otter Tail Corp.	30,700	721
PG&E Corp.	3,100	114
Pinnacle West Capital Corp.	131,200	4,152
Portland General Electric Co.	63,600	1,305
PPL Corp.	128,032	4,202
Progress Energy, Inc.	3,100	122
Public Service Enterprise Group, Inc. (Û)	1,426,082	40,144
Puget Energy, Inc.	56,600	1,326
Questar Corp.	28,000	965
Qwest Communications International, Inc.	799,498	2,287
SCANA Corp.	13,200	434
Scripps Networks Interactive, Inc.	67,100	1,906
Sempra Energy	111,800	4,762
Southern Co.	39,900	1,370
Spectra Energy Corp.	2,900	56
Sprint Nextel Corp. (Û)	1,154,255	3,613
TECO Energy, Inc.	36,000	415
Telephone & Data Systems, Inc.	47,100	1,265
UGI Corp.	125,400	2,993
Vectren Corp.	9,300	234
Verizon Communications, Inc. (Û)	574,366	17,041
Windstream Corp.	52,500	394
Wisconsin Energy Corp.	25,800	1,122
Xcel Energy, Inc.	55,400	965

		260,030

Total Common Stocks
(cost $5,815,329)		4,315,812

38	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Short-Term Investments - 1.8%
Russell Investment Company Russell Money Market Fund	50,761,900	50,762
United States Treasury Bills (ç)(ž)(§)
0.041% due 12/18/08	5,500	5,500
0.180% due 12/18/08	2,000	1,999
0.386% due 12/18/08	500	500
0.609% due 12/18/08	3,700	3,697
0.965% due 12/18/08	10,000	9,988

Total Short-Term Investments
(cost $72,446)		72,446

Other Securities - 2.4%
Russell Investment Company Russell Money Market Fund (×)	47,828,433	47,828
State Street Securities Lending Quality Trust (×)	53,190,439	53,190

Total Other Securities
(cost $101,018)		101,018

Total Investments - 108.8%
(identified cost $5,988,793)		4,489,276

Securities Sold Short - (9.8%)
Auto and Transportation - (0.7%)
CH Robinson Worldwide, Inc.	(117,800)	(6,100)
Expeditors International of Washington, Inc.	(246,800)	(8,058)
Ford Motor Co. (Æ)	(2,094,500)	(4,587)
Southwest Airlines Co.	(623,700)	(7,347)
United Parcel Service, Inc. Class B	(61,100)	(3,225)

		(29,317)

Consumer Discretionary - (2.4%)
Amazon.com, Inc. (Æ)	(150,500)	(8,615)
Buckle, Inc. (The)	(34,500)	(909)
Carnival Corp.	(147,100)	(3,736)
CBS Corp. Class B	(506,500)	(4,918)
Dick’s Sporting Goods, Inc. (Æ)	(73,200)	(1,121)
DynCorp International, Inc. Class A (Æ)	(45,100)	(596)
Electronic Arts, Inc. (Æ)	(238,900)	(5,442)
Emeritus Corp. (Æ)	(24,100)	(278)
Fastenal Co.	(199,900)	(8,048)
GameStop Corp. Class A (Æ)	(102,900)	(2,818)
Gap, Inc. (The)	(287,200)	(3,716)
Gaylord Entertainment Co. (Æ)	(98,800)	(2,115)
Geo Group, Inc. (The) (Æ)	(666)	(12)

	Principal Amount ($) or Shares	Market Value $
Iron Mountain, Inc. (Æ)	(311,200)	(7,556)
Las Vegas Sands Corp. (Æ)	(223,400)	(3,170)
Liberty Media Corp. - Capital Series A (Æ)	(379,132)	(2,582)
Liberty Media Corp. - Interactive (Æ)	(654,080)	(3,192)
LKQ Corp. (Æ)	(164,732)	(1,885)
Macy’s, Inc.	(109,300)	(1,343)
Marriott International, Inc. Class A	(385,700)	(8,050)
McDonald’s Corp.	(2,800)	(162)
MGM Mirage (Æ)	(308,800)	(5,083)
Nordstrom, Inc.	(18,600)	(336)
Scientific Games Corp. Class A (Æ)	(10,400)	(187)
Service Corp. International	(451,500)	(3,115)
Staples, Inc.	(247,100)	(4,801)
Starwood Hotels & Resorts Worldwide, Inc. (ö)	(251,900)	(5,678)
TJX Cos., Inc.	(70,300)	(1,881)
Urban Outfitters, Inc. (Æ)	(117,900)	(2,563)
Waste Management, Inc.	(116,100)	(3,626)

		(97,534)

Consumer Staples - (0.4%)
Herbalife, Ltd.	(38,600)	(943)
Hershey Co. (The)	(223,700)	(8,331)
Molson Coors Brewing Co. Class B	(130,400)	(4,872)

		(14,146)

Financial Services - (1.3%)
Advent Software, Inc. (Æ)	(65,800)	(1,233)
Alleghany Corp. (Æ)	(1,641)	(463)
American International Group, Inc.	(117,000)	(223)
BioMed Realty Trust, Inc. (ö)	(27,700)	(389)
CIT Group, Inc. (Ñ)	(477,100)	(1,975)
Citigroup, Inc.	(584,800)	(7,983)
Digital Realty Trust, Inc. (ö)	(40,500)	(1,356)
Fidelity National Financial, Inc. Class A	(176,783)	(1,593)
Fifth Third Bancorp	(577,100)	(6,262)
Hartford Financial Services Group, Inc.	(141,600)	(1,461)
Health Care REIT, Inc. (ö)	(23,800)	(1,059)
Huron Consulting Group, Inc. (Æ)	(42,600)	(2,316)
Keycorp	(176,600)	(2,160)
M&T Bank Corp.	(108,900)	(8,832)
SLM Corp. (Æ)	(644,100)	(6,873)
State Street Corp.	(98,500)	(4,270)
TD Ameritrade Holding Corp. (Æ)	(75,736)	(1,007)
Visa, Inc.	(52,700)	(2,917)

Russell U.S. Quantitative Equity Fund	39

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Wright Express Corp. (Æ)	(34,626)	(474)

		(52,846)

Health Care - (0.6%)
Celgene Corp. (Æ)	(15,600)	(1,002)
Cepheid, Inc. (Æ)	(85,440)	(1,014)
Coventry Health Care, Inc. (Æ)	(30,600)	(404)
DaVita, Inc. (Æ)	(86,600)	(4,915)
Human Genome Sciences, Inc. (Æ)	(285,000)	(921)
LifePoint Hospitals, Inc. (Æ)	(55,500)	(1,330)
Medarex, Inc. (Æ)	(205,800)	(1,447)
Myriad Genetics, Inc. (Æ)	(43,000)	(2,713)
Psychiatric Solutions, Inc. (Æ)	(47,000)	(1,565)
Quest Diagnostics, Inc.	(61,900)	(2,897)
Savient Pharmaceuticals, Inc. (Æ)	(158,900)	(756)
Seattle Genetics, Inc. (Æ)	(8,700)	(89)
Stericycle, Inc. (Æ)	(30,108)	(1,759)
VCA Antech, Inc. (Æ)	(79,700)	(1,443)
Vertex Pharmaceuticals, Inc. (Æ)	(100,900)	(2,645)
XenoPort, Inc. (Æ)	(32,300)	(1,344)

		(26,244)

Materials and Processing - (0.8%)
Acorda Therapeutics, Inc. (Æ)	(28,000)	(571)
AMCOL International Corp.	(9,400)	(231)
Compass Minerals International, Inc.	(18,900)	(1,038)
Ecolab, Inc.	(188,700)	(7,031)
Forest City Enterprises, Inc. Class A	(95,733)	(1,138)
Hexcel Corp. (Æ)	(86,600)	(1,143)
Jacobs Engineering Group, Inc. (Æ)	(126,400)	(4,605)
Monsanto Co.	(32,200)	(2,865)
Owens Corning, Inc. (Æ)	(78,004)	(1,227)
Polypore International, Inc. (Æ)	(36,800)	(314)
Quanta Services, Inc. (Æ)	(51,900)	(1,026)
Royal Gold, Inc.	(716)	(21)
Sigma-Aldrich Corp.	(144,500)	(6,338)
Temple-Inland, Inc.	(325,765)	(1,932)
Texas Industries, Inc.	(19,000)	(601)
Weyerhaeuser Co.	(83,700)	(3,199)

		(33,280)

Miscellaneous - (0.1%)
Fortune Brands, Inc.	(152,700)	(5,824)

Other Energy - (1.5%)
Anadarko Petroleum Corp.	(224,600)	(7,928)
Arch Coal, Inc.	(74,700)	(1,599)
Cal Dive International, Inc. (Æ)	(22,800)	(194)

	Principal Amount ($) or Shares	Market Value $
Chesapeake Energy Corp.	(281,500)	(6,185)
Crosstex Energy, Inc.	(42,300)	(432)
Equitable Resources, Inc.	(175,300)	(6,085)
Exterran Holdings, Inc. (Æ)	(60,900)	(1,365)
Peabody Energy Corp.	(112,000)	(3,865)
Penn Virginia Corp.	(24,200)	(900)
PetroHawk Energy Corp. (Æ)	(107,600)	(2,039)
Range Resources Corp.	(281,400)	(11,881)
SandRidge Energy, Inc. (Æ)	(21,600)	(231)
Schlumberger, Ltd.	(126,800)	(6,549)
Smith International, Inc.	(22,200)	(765)
Southwestern Energy Co. (Æ)	(25,600)	(912)
Superior Energy Services, Inc. (Æ)	(51,300)	(1,094)
Weatherford International, Ltd. (Æ)	(48,700)	(822)
XTO Energy, Inc.	(207,900)	(7,474)

		(60,320)

Producer Durables - (0.6%)
American Tower Corp. Class A (Æ)	(102,800)	(3,321)
Chart Industries, Inc. (Æ)	(28,300)	(385)
Crown Castle International Corp. (Æ)	(154,400)	(3,269)
Danaher Corp.	(136,400)	(8,080)
Dionex Corp. (Æ)	(41,300)	(2,223)
ESCO Technologies, Inc. (Æ)	(21,300)	(735)
Flowserve Corp.	(77,900)	(4,434)
SBA Communications Corp. Class A (Æ)	(123,000)	(2,582)

		(25,029)

Technology - (0.7%)
Adobe Systems, Inc. (Æ)	(80,100)	(2,134)
Cognizant Technology Solutions Corp. Class A (Æ)	(134,900)	(2,590)
Corning, Inc.	(274,900)	(2,977)
DealerTrack Holdings, Inc. (Æ)	(80,900)	(868)
Discovery Communications, Inc. (Æ)	(146,850)	(2,003)
First Solar, Inc. (Æ)	(30,800)	(4,426)
Formfactor, Inc. (Æ)	(22,000)	(383)
IHS, Inc. Class A (Æ)	(50,800)	(1,798)
II-VI, Inc. (Æ)	(2,475)	(70)
MedAssets, Inc. (Æ)	(21,700)	(313)
Micron Technology, Inc. (Æ)	(565,000)	(2,661)
Microsemi Corp. (Æ)	(102,900)	(2,237)
Omniture, Inc. (Æ)	(117,600)	(1,352)
Rambus, Inc. (Æ)	(24,900)	(228)
RF Micro Devices, Inc. (Æ)	(263,000)	(523)
Salesforce.com, Inc. (Æ)	(168,700)	(5,223)

		(29,786)

40	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Utilities - (0.7%)
Black Hills Corp.	(20,300)	(513)
Cablevision Systems Corp. Class A	(317,600)	(5,631)
Consolidated Edison, Inc.	(164,300)	(7,117)
DPL, Inc.	(32,430)	(740)
MetroPCS Communications, Inc. (Æ)	(199,000)	(2,734)
NII Holdings, Inc. (Æ)	(23,500)	(605)
Southern Co.	(106,500)	(3,657)
Spectra Energy Corp.	(36,100)	(698)
Unisource Energy Corp.	(94,900)	(2,617)
Vectren Corp.	(102,900)	(2,593)
Windstream Corp.	(339,900)	(2,552)

		(29,457)

Total Securities Sold Short
(proceeds $605,274)		(403,783)

Other Assets and Liabilities, Net - 1.0%		41,252

Net Assets - 100.0%		4,126,745

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Quantitative Equity Fund	41

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Index	22	USD	5,738	12/08	(1,153)
Russell 1000 Mini Index	266	USD	13,875	12/08	(848)
S&P 500 E-Mini Index (CME)	906	USD	43,819	12/08	(9,399)
S&P 500 Index (CME)	292	USD	70,613	12/08	(10,974)
S&P Midcap 400 E-Mini Index (CME)	1,390	USD	79,008	12/08	(20,066)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(42,440)

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets

Auto and Transportation	3.0
Consumer Discretionary	14.5
Consumer Staples	10.4
Financial Services	17.5
Health Care	13.9
Integrated Oils	8.4
Materials and Processing	5.1
Miscellaneous	2.4
Other Energy	5.5
Producer Durables	5.1
Technology	12.5
Utilities	6.3
Short-Term Investments	1.8
Other Securities	2.4

Total Investments	108.8
Securities Sold Short	(9.8)
Other Assets and Liabilities, Net	1.0

100.0

Futures Contracts	(1.0)

See accompanying notes which are an integral part of the financial statements.

42	Russell U.S. Quantitative Equity Fund

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Russell Investment Company

Russell U.S. Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell U.S. Growth Fund - Class C
	Total Return
1 Year	(41.76)%
5 Years	(4.88	)%§
Inception*	(7.78	)%§

Russell U.S. Growth Fund - Class E
	Total Return
1 Year	(41.23)%
5 Years	(4.07	)%§
Inception*	(6.97	)%§

Russell U.S. Growth Fund - Class I
	Total Return
1 Year	(41.05)%
5 Years	(3.68	)%§
Inception*	(6.61	)%§

Russell U.S. Growth Fund - Class S
	Total Return
1 Year	(41.19)%
5 Years	(3.84	)%§
Inception*	(6.74	)%§

Russell 1000® Growth Index **
	Total Return
1 Year	(36.95)%
5 Years	(1.29	)%§
Inception*	(5.90	)%§

44	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell U.S. Growth Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has six money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell U.S. Growth Fund Class C, Class E, Class I and Class S Shares lost 41.76%, 41.23%, 41.05% and 41.19% respectively. This compared to the Russell 1000® Growth Index, which lost 36.95% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2008, the Lipper® Large-Cap Growth Funds Average lost 37.91%. For the same period, the Lipper Multi-Cap Growth Funds Average lost 40.77%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the fiscal year, the U.S. equity market was hit hard by the widespread financial crisis. Company fundamentals were ignored as investors flocked to the relative safety of less economically-sensitive defensive sectors and companies with stable dividends. This was a difficult environment for the Fund, which typically has less exposure to more defensive and lower growth companies and sectors while having greater exposure to the higher growth and earnings momentum factors.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The majority of the Fund’s managers underperformed the Russell 1000® Growth Index over the fiscal year as fear and negative sentiment caused investors to flock to areas of relative safety and lower risk, particularly in third quarter of 2008 and into October. Turner Investment Partners, Inc. trailed the benchmark by the widest margin as its higher growth, higher beta (beta is the volatility of a given security compared to the volatility of the market as a whole), and earnings momentum focused investment process was out of favor. Sustainable Growth Advisors, LP outperformed the benchmark due to the larger capitalization and more defensive nature of its portfolio holdings.

The Fund struggled during the year as many of the factors that the Fund had exposure to were not rewarded during the fiscal period. Stocks with higher growth and higher earnings momentum, two of the Fund’s primary factor exposures, performed particularly poorly during the third quarter of 2008, and generally underperformed during the fiscal year. Stock selection detracted from returns as well, while sector weighting decisions had a small positive impact on returns. Stock selection within the consumer discretionary and technology sectors detracted from performance as holdings in the casinos & gaming companies as well as computer technology and semi-conductors sectors performed weakly.

The headwinds against Turner’s higher growth and earnings momentum investment process was most evident in the technology sector where the best performing stocks were more defensive in nature. Turner was underweight a majority of these companies as they typically are more mature companies with slower growth rates and limited prospects for achieving a high rate of earnings growth going forward. The combination of not owning these companies and owning the higher growth stocks that were out of favor, especially during the third quarter of 2008, detracted the most from Turner’s return. In addition, Turner’s stock selection within the consumer discretionary sector detracted as a result of positions in retail, internet search, and casinos and gaming.

Cornerstone Capital Management, Inc. underperformed over the period as a result of both its stock selection and sector weighting decisions. Cornerstone’s focus on higher growth companies and earnings momentum also had a detrimental impact on returns. Stock selection in the consumer discretionary, technology and other sectors detracted most from performance due to holdings in the casinos and gaming area, semi-conductors and in industrial companies with finance divisions that have been impacted by the ongoing credit crisis. Stock selection within the financial services and other energy sector contributed positively. An underweight to the consumer staples sector and overweights to the financial services, other and technology sectors detracted from performance. In addition, Cornerstone’s sector weighting decisions to the other energy sector detracted from performance.

Russell U.S. Growth Fund	45

Russell Investment Company

Russell U.S. Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Delaware Management Company underperformed its Russell 1000® Growth Index benchmark primarily due to its stock selection. Stock selection within the consumer discretionary sector had a negative impact on performance largely due to positions in casinos & gaming. In addition, stock selection within the technology sector detracted due to positions in communications and computer technology. Stock selection within the financial services sector contributed positively to results due to Delaware’s positioning towards data processing as well as having no exposure to banks.

Fuller & Thaler Asset Management, Inc. underperformed its Russell Microcap® Index benchmark mainly due to its sector weighting decisions. Stock selection contributed positively on the strength of holdings within the financial services sector. This was more than offset, however, by a sizable overweight to the consumer discretionary sector (the weakest sector in the benchmark) as well as an overweight to the technology sector and a significant underweight to the financial services sector.

Suffolk Capital Management, LLC underperformed primarily as a result of its stock selection across sectors. Suffolk’s sector weighting decisions to the health care sector were additive to returns. Stock selection detracted from performance across most sectors. Stock selection within the financial services sector had the largest negative impact due to the portfolio’s insurance holdings. Suffolk’s selection within the materials and processing sector was additive as its agriculture, chemicals, and fertilizer related positions performed well.

Sustainable outperformed its Russell 1000® Growth Index benchmark during the period as its focus on higher quality and longer term sustainable growth was rewarded. Stock selection within the health care, financial services, and technology sectors contributed positively to returns. In addition, the portfolio’s sector weightings, particularly overweights to the consumer staples and health care sector, the two best performing sectors in the benchmark, contributed positively to performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2008	Styles
Cornerstone Capital Management, Inc.	Growth
Delaware Management Company, a series of Delaware Management Business Trust	Growth
Fuller & Thaler Asset Management, Inc.	Market-Oriented
Suffolk Capital Management, LLC	Growth
Sustainable Growth Advisers, LP	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on January 31, 2001.

**	The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

46	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$655.90	$1,014.18
Expenses Paid During Period*	$9.07	$11.04

*	Expenses are equal to the Fund’s annualized expense ratio of 2.18% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$658.60	$1,018.30
Expenses Paid During Period*	$5.67	$6.90

*	Expenses are equal to the Fund’s annualized expense ratio of 1.36% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$659.30	$1,020.26
Expenses Paid During Period*	$4.05	$4.93

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Russell U.S. Growth Fund	47

Russell Investment Company

Russell U.S. Growth Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$659.20	$1,019.20
Expenses Paid During Period*	$4.92	$5.99

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

48	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 94.8%
Auto and Transportation - 2.9%
Expeditors International of Washington, Inc. (Ñ)	47,374	1,547
Harley-Davidson, Inc. (Ñ)	1,560	38
Quantum Fuel Systems Technologies Worldwide, Inc. (Æ)(Ñ)	20,282	15
Union Pacific Corp.	9,558	638
United Parcel Service, Inc. Class B (Ñ)	19,800	1,045

		3,283

Consumer Discretionary - 15.5%
Activision Blizzard, Inc. (Æ)(Ñ)	29,900	373
Amazon.com, Inc. (Æ)(Ñ)	16,769	960
America’s Car-Mart, Inc. (Æ)(Ñ)	3,700	60
Apollo Group, Inc. Class A (Æ)(Ñ)	3,840	267
Autobytel, Inc. (Æ)	15,500	12
Baidu.com - ADR (Æ)(Ñ)	1,980	408
Central Garden and Pet Co. (Æ)(Ñ)	8,400	28
Cost Plus, Inc. (Æ)(Ñ)	12,200	21
Costco Wholesale Corp. (Ñ)	10,737	612
Deckers Outdoor Corp. (Æ)(Ñ)	900	76
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	12,008	184
eBay, Inc. (Æ)(Ñ)	46,300	707
Eddie Bauer Holdings, Inc. (Æ)(Ñ)	6,000	21
Electronic Arts, Inc. (Æ)(Ñ)	41,700	950
Google, Inc. Class A (Æ)	10,876	3,908
Guess ?, Inc. (Ñ)	6,510	142
Infospace, Inc. (Ñ)	6,000	51
Inter Parfums, Inc. (Ñ)	3,600	42
Isle of Capri Casinos, Inc. (Æ)(Ñ)	5,900	30
Kimberly-Clark Corp. (Ñ)	11,710	718
Kohl’s Corp. (Æ)(Ñ)	17,243	606
Lakes Entertainment, Inc. (Æ)(Ñ)	7,300	31
Landry’s Restaurants, Inc. (Ñ)	3,800	48
Las Vegas Sands Corp. (Æ)(Ñ)	23,033	327
LodgeNet Interactive Corp. (Æ)(Ñ)	6,200	6
Looksmart (Æ)(Ñ)	5,700	10
Lowe’s Cos., Inc.	44,012	955
MGM Mirage (Æ)(Ñ)	26,700	440
MTR Gaming Group, Inc. (Æ)(Ñ)	5,400	15
Nautilus, Inc. (Æ)(Ñ)	6,400	16
Revlon, Inc. (Æ)(Ñ)	4,610	55
Ruby Tuesday, Inc. (Æ)(Ñ)	4,700	11
Shuffle Master, Inc. (Æ)(Ñ)	8,600	33
Stamps.com, Inc. (Æ)(Ñ)	3,900	38
Staples, Inc. (Ñ)	115,290	2,240
Starbucks Corp. (Æ)(Ñ)	27,900	366

	Principal Amount ($) or Shares	Market Value $
Stein Mart, Inc. (Ñ)	8,100	17
Target Corp. (Ñ)	7,714	310
Trans World Entertainment Corp. (Æ)(Ñ)	6,800	16
Urban Outfitters, Inc. (Æ)(Ñ)	11,660	254
Valuevision Media, Inc. Class A (Æ)	9,800	7
VeriSign, Inc. (Æ)(Ñ)	47,500	1,007
Wal-Mart Stores, Inc. (Ñ)	5,400	301
Walt Disney Co. (The) (Ñ)	9,400	243
Weight Watchers International, Inc. (Ñ)	24,000	751
Wet Seal, Inc. (The) Class A (Æ)(Ñ)	17,000	50
WPT Enterprises, Inc. (Æ)	3,496	1
Youbet.com, Inc. (Æ)(Ñ)	26,300	32

		17,756

Consumer Staples - 8.2%
Clorox Co. (Ñ)	6,200	377
Coca-Cola Co. (The)	28,882	1,273
Colgate-Palmolive Co.	6,171	387
Diageo PLC - ADR	8,935	556
Diamond Foods, Inc. (Ñ)	3,400	99
General Mills, Inc. (Ñ)	7,880	534
Great Atlantic & Pacific Tea Co. (Æ)(Ñ)	4,600	38
HJ Heinz Co. (Ñ)	4,100	180
Kroger Co. (The) (Ñ)	16,689	458
Monterey Gourmet Foods, Inc. (Æ)(Ñ)	5,948	9
PepsiCo, Inc.	33,130	1,889
Procter & Gamble Co.	35,300	2,278
Smart Balance, Inc. (Æ)(Ñ)	6,200	44
SYSCO Corp. (Ñ)	18,500	485
Walgreen Co. (Ñ)	30,000	764

		9,371

Financial Services - 12.6%
American Express Co.	19,700	542
Automatic Data Processing, Inc.	19,000	664
Bank of America Corp. (Ñ)	6,300	152
Bank of New York Mellon Corp. (The)	16,000	522
CME Group, Inc. Class A (Ñ)	4,200	1,185
Endurance Specialty Holdings, Ltd. (Ñ)	10,822	327
Goldman Sachs Group, Inc. (The) (Ñ)	13,646	1,262
GSC Investment Corp.	5,300	27
Hartford Financial Services Group, Inc.	7,400	76
IntercontinentalExchange, Inc. (Æ)(Ñ)	38,533	3,297

Russell U.S. Growth Fund	49

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Marsh & McLennan Cos., Inc.	12,000	352
Mastercard, Inc. Class A (Ñ)	13,487	1,994
Morgan Stanley	4,800	84
Prudential Financial, Inc. (Ñ)	4,400	132
State Street Corp.	16,000	694
T Rowe Price Group, Inc. (Ñ)	9,750	385
US Bancorp	12,000	358
Visa, Inc. (Ñ)	32,300	1,788
Western Union Co. (The)	36,794	561
ZipRealty, Inc. (Æ)(Ñ)	8,400	24

		14,426

Health Care - 16.8%
Abbott Laboratories	5,200	287
Adolor Corp. (Æ)	1,400	4
Allergan, Inc. (Ñ)	26,000	1,031
Angiodynamics, Inc. (Æ)(Ñ)	4,400	55
Barr Pharmaceuticals, Inc. (Æ)	12,868	827
Baxter International, Inc.	11,920	721
Celgene Corp. (Æ)(Ñ)	4,400	283
Cerus Corp. (Æ)(Ñ)	8,200	15
Covidien, Ltd.	11,000	487
CVS/Caremark Corp.	14,260	437
Dentsply International, Inc. (Ñ)	11,000	334
Genentech, Inc. (Æ)	20,000	1,659
Genzyme Corp. (Æ)(Ñ)	13,200	962
Gilead Sciences, Inc. (Æ)(Ñ)	45,980	2,108
Hanger Orthopedic Group, Inc. (Æ)(Ñ)	3,600	60
Henry Schein, Inc. (Æ)	7,300	342
Hi-Tech Pharmacal Co., Inc. (Æ)(Ñ)	4,282	31
Human Genome Sciences, Inc. (Æ)(Ñ)	31,200	101
Illumina, Inc. (Æ)(Ñ)	8,000	247
Immunogen, Inc. (Æ)(Ñ)	10,900	50
Insite Vision, Inc. (Æ)	23,000	9
Intuitive Surgical, Inc. (Æ)	2,580	446
Invitrogen Corp. (Æ)(Ñ)	9,700	279
Johnson & Johnson	6,400	393
Medtronic, Inc.	38,199	1,541
Merck & Co., Inc.	24,559	760
Mylan, Inc. (Æ)(Ñ)	33,500	287
Nabi Biopharmaceuticals (Æ)(Ñ)	14,400	56
Noven Pharmaceuticals, Inc. (Æ)(Ñ)	3,400	38
Pharmacyclics, Inc. (Æ)(Ñ)	9,700	13
Questcor Pharmaceuticals, Inc. (Æ)(Ñ)	16,300	126
Schering-Plough Corp. (Ñ)	51,520	747
Sequenom, Inc. (Æ)(Ñ)	14,200	256
Stericycle, Inc. (Æ)(Ñ)	10,900	637
Synovis Life Technologies, Inc. (Æ)(Ñ)	4,392	77

	Principal Amount ($) or Shares	Market Value $

Teva Pharmaceutical Industries, Ltd. - ADR (Ñ)	32,814	1,407
Thermo Fisher Scientific, Inc. (Æ)(Ñ)	11,950	485
UnitedHealth Group, Inc.	32,000	759
Vertex Pharmaceuticals, Inc. (Æ)(Ñ)	11,400	299
Wyeth	5,000	161
Zimmer Holdings, Inc. (Æ)	9,500	441

		19,258

Integrated Oils - 0.3%
Hess Corp. (Ñ)	3,700	223
Marathon Oil Corp.	4,300	125

		348

Materials and Processing - 4.1%
Acuity Brands, Inc. (Ñ)	500	17
Agrium, Inc. (Ñ)	3,600	137
AspenBio Pharma, Inc. (Æ)(Ñ)	9,600	47
Building Materials Holding Corp. (Æ)(Ñ)	19,200	5
California Coastal Communities, Inc. (Æ)(Ñ)	3,200	4
Celanese Corp. Class A (Ñ)	8,800	122
Ecolab, Inc. (Ñ)	14,500	540
Fluor Corp. (Ñ)	15,626	624
Innophos Holdings, Inc. (Ñ)	2,600	70
International Paper Co. (Ñ)	11,590	200
Monogram Biosciences, Inc. (Æ)(Ñ)	19,400	10
Monsanto Co. (Ñ)	11,930	1,062
Praxair, Inc.	12,300	801
Precision Castparts Corp.	9,442	612
Quanta Services, Inc. (Æ)(Ñ)	3,600	71
Sherwin-Williams Co. (The) (Ñ)	4,340	247
Trex Co., Inc. (Æ)(Ñ)	3,200	52
Unifi, Inc. (Æ)(Ñ)	13,800	66
Valence Technology, Inc. (Æ)(Ñ)	19,300	44

		4,731

Miscellaneous - 2.4%
ABB, Ltd. - ADR	73,758	970
General Electric Co.	13,600	265
Honeywell International, Inc.	6,900	210
SPX Corp. (Ñ)	3,700	143
Textron, Inc. (Ñ)	54,797	970
Tyco International, Ltd.	5,600	142

		2,700

50	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Other Energy - 6.2%
Apache Corp.	9,386	773
Cabot Oil & Gas Corp. (Ñ)	3,500	98
Cameron International Corp. (Æ)(Ñ)	9,640	234
Devon Energy Corp.	800	65
EOG Resources, Inc. (Ñ)	11,000	890
National Oilwell Varco, Inc. (Æ)	31,262	934
PetroHawk Energy Corp. (Æ)(Ñ)	67,920	1,287
Range Resources Corp.	4,300	183
Schlumberger, Ltd.	34,552	1,785
Southwestern Energy Co. (Æ)(Ñ)	12,340	439
Valero Energy Corp. (Ñ)	14,070	290
XTO Energy, Inc. (Ñ)	2,800	101

		7,079

Producer Durables - 3.4%
Applied Materials, Inc. (Ñ)	81,650	1,054
Crown Castle International Corp. (Æ)(Ñ)	60,000	1,270
DayStar Technologies, Inc. (Æ)(Ñ)	11,400	19
EF Johnson Technologies, Inc. (Æ)(Ñ)	10,200	20
Electroglas, Inc. (Æ)(Ñ)	10,900	7
KLA-Tencor Corp. (Ñ)	10,820	252
Lam Research Corp. (Æ)(Ñ)	6,220	139
Lockheed Martin Corp.	3,400	289
Mattson Technology, Inc. (Æ)(Ñ)	7,600	20
Rudolph Technologies, Inc. (Æ)(Ñ)	6,000	20
Sunpower Corp. (Æ)(Ñ)	3,879	115
Titan Machinery, Inc. (Æ)(Ñ)	2,600	32
Ultratech, Inc. (Æ)(Ñ)	3,500	53
United Technologies Corp.	6,400	352
Varian Semiconductor Equipment Associates, Inc. (Æ)(Ñ)	10,500	206

		3,848

Technology - 21.6%
Actuate Corp. (Æ)(Ñ)	9,900	28
Adobe Systems, Inc. (Æ)	7,430	198
Apple, Inc. (Æ)	36,405	3,917
Avistar Communications Corp. (Æ)(Ñ)	29,800	31
Broadcom Corp. Class A (Æ)(Ñ)	38,960	665
Catapult Communications Corp. (Æ)(Ñ)	6,000	26
Ceva, Inc. (Æ)	2,900	25
Cirrus Logic, Inc. (Æ)(Ñ)	13,000	75
Cisco Systems, Inc. (Æ)	99,405	1,766
Conexant Systems, Inc. (Æ)(Ñ)	7,500	12
Corning, Inc.	17,200	186
Digi International, Inc. (Æ)	1,400	14

	Principal Amount ($) or Shares	Market Value $

Ditech Networks, Inc. (Æ)(Ñ)	13,300	11
DivX, Inc. (Æ)	2,100	15
Extreme Networks (Æ)(Ñ)	15,900	29
First Solar, Inc. (Æ)(Ñ)	4,440	638
Hewlett-Packard Co.	54,370	2,081
Immersion Corp. (Æ)(Ñ)	6,700	35
Integrated Silicon Solution, Inc. (Æ)	8,700	16
Intel Corp.	66,070	1,057
Interactive Intelligence, Inc. (Æ)(Ñ)	3,300	24
International Business Machines Corp.	5,600	521
Intuit, Inc. (Æ)(Ñ)	47,000	1,178
Juniper Networks, Inc. (Æ)(Ñ)	24,440	458
Leadis Technology, Inc. (Æ)(Ñ)	9,200	6
Maxim Integrated Products, Inc. (Ñ)	17,200	234
Micrel, Inc. (Ñ)	6,400	47
Microsoft Corp.	61,200	1,367
Netezza Corp. (Æ)(Ñ)	6,100	59
Netscout Systems, Inc. (Æ)(Ñ)	5,700	55
Oplink Communications, Inc. (Æ)(Ñ)	5,300	43
Oracle Corp. (Æ)	96,811	1,771
Phoenix Technologies, Ltd. (Æ)(Ñ)	6,200	27
Pixelworks, Inc. (Æ)(Ñ)	7,833	8
Powell Industries, Inc. (Æ)(Ñ)	1,400	26
QUALCOMM, Inc.	120,712	4,618
Research In Motion, Ltd. (Æ)	15,200	766
SAP AG - ADR	16,100	569
Seachange International, Inc. (Æ)(Ñ)	7,600	58
Seagate Technology	89,400	605
Siemens AG - ADR	5,810	349
SonicWALL, Inc. (Æ)(Ñ)	6,600	30
SourceForge, Inc. (Æ)(Ñ)	25,500	27
Sunpower Corp. Class A (Æ)(Ñ)	960	37
Teradata Corp. (Æ)	37,600	579
Transwitch Corp. (Æ)(Ñ)	39,925	17
Veraz Networks, Inc. (Æ)(Ñ)	12,600	8
Xilinx, Inc. (Ñ)	21,670	399

		24,711

Utilities - 0.8%
Comcast Corp. Class A	24,470	386
Entropic Communications, Inc. (Æ)(Ñ)	10,400	11
FPL Group, Inc.	11,945	564

		961

Total Common Stocks
(cost $134,364)		108,472

Russell U.S. Growth Fund	51

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Short-Term Investments - 3.5%
Russell Investment Company Russell Money Market Fund	3,020,000	3,020
United States Treasury Bills (ç)(ž)(§)
0.041% due 12/18/08	1,000	1,000

Total Short-Term Investments
(cost $4,020)		4,020

Other Securities - 38.2%
Russell Investment Company Russell Money Market Fund (×)	20,677,435	20,677
State Street Securities Lending Quality Trust (×)	22,995,565	22,996

Total Other Securities
(cost $43,673)		43,673

Total Investments - 136.5%
(identified cost $182,057)		156,165

Other Assets and Liabilities, Net - (36.5%)		(41,723)

Net Assets - 100.0%		114,442

See accompanying notes which are an integral part of the financial statements.

52	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Nasdaq 100 E-Mini Index (CME)	47	USD	1,257	12/08	(107)
S&P 500 E-Mini Index (CME)	41	USD	1,983	12/08	73
S&P 500 Index (CME)	10	USD	2,418	12/08	(525)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(559)

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets

Auto and Transportation	2.9
Consumer Discretionary	15.5
Consumer Staples	8.2
Financial Services	12.6
Health Care	16.8
Integrated Oils	0.3
Materials and Processing	4.1
Miscellaneous	2.4
Other Energy	6.2
Producer Durables	3.4
Technology	21.6
Utilities	0.8
Short-Term Investments	3.5
Other Securities	38.2

Total Investments	136.5
Other Assets and Liabilities, Net	(36.5)

100.0

Futures Contracts	(0.5)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Growth Fund	53

Russell Investment Company

Russell U.S. Value Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell U.S. Value Fund - Class C
	Total Return
1 Year	(46.49)%
5 Years	(2.85	)%§
Inception*	(3.17	)%§

Russell U.S. Value Fund - Class E
	Total Return
1 Year	(46.08)%
5 Years	(2.01	)%§
Inception*	(2.34	)%§

Russell U.S. Value Fund - Class I
	Total Return
1 Year	(45.86)%
5 Years	(1.65	)%§
Inception*	(1.97	)%§

Russell U.S. Value Fund - Class S
	Total Return
1 Year	(45.98)%
5 Years	(1.83	)%§
Inception*	(2.12	)%§

Russell 1000® Value Index **
	Total Return
1 Year	(36.80)%
5 Years	1.90	%§
Inception*	0.69	%§

54	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell U.S. Value Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell U.S. Value Fund Class C, Class E, Class I and Class S Shares lost 46.49%, 46.08%, 45.86% and 45.98%, respectively. This compared to the Russell 1000® Value Index, which lost 36.80% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2008, the Lipper® Multi-Cap Value Funds Average lost 39.21%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the fiscal year, the U.S. equity market was hit hard by the widespread financial crisis. Company fundamentals were ignored as investors flocked to the relative safety of less economically-sensitive defensive sectors and companies with stable dividends. In addition, financial services companies with sub-prime mortgage exposure or with a heavy reliance on the credit markets for financing struggled mightily. Several of these companies failed to survive or were taken into receivership by the government.

The Fund underperformed significantly during the period. This was a difficult environment for the Fund, as value managers tend to be contrarian, buying stocks that have underperformed and are selling at attractive valuations. The Fund held several positions in the financial services sector that experienced severe price declines. In addition, the Fund was underweight integrated oil stocks, which benefited both from the appreciation in the price of oil leading up to the summer months as well as during the fear and panic driven selling during the third quarter of 2008 and into October as a result of the oil companies low beta (beta is the volatility of a given security compared to the volatility of the market as a whole) exposure and more defensive characteristics.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Both stock selection and sector weighting decisions detracted from the Fund’s performance. In addition, the Fund was overweight to the higher beta, higher growth, and the lower capitalization segments of the benchmark, exposures that were not rewarded during the fiscal year. An underweight to the integrated oils sector and an overweight to the technology sector detracted from the Fund’s returns. Stock selection within the financial services sector detracted from performance as several companies in the sector failed or were taken into receivership by the government. Stock selection in the utilities and technology sector also had a negative impact on returns.

JS Asset Management, LLC underperformed the benchmark by a significant margin and was the largest detractor from Fund returns. JS had several positions in the financial services sectors that failed to survive or were taken into receivership by the government. In addition, homebuilder and telecommunication positions in the producer durables sector as well as communications and computer technology positions in the technology sector detracted from performance. Sector weighting decisions as well as a lack of exposure to the integrated oils sector and an overweight to the producer durables and technology sectors hurt performance.

DePrince, Race & Zollo, Inc. and Systematic Financial Management, L.P. detracted from results as well. DePrince underperformed by a small margin as its dividend yield focus helped but was offset by its underweight to the mega cap stocks. Systematic’s emphasis on stocks with positive changes in analyst earnings estimates was not rewarded during the fiscal year. Sector weighting decisions in general and stock selection by Systematic within the producer durables and materials and processing sector detracted from performance, but was mostly offset by positive selection in the financial services sector.

Iridian Asset Management LLC was the only manager to outperform the benchmark during the fiscal year. Iridian’s stock selection contributed positively while its sector weighting decisions detracted. An overweight to the technology sector and underweights to the consumer staples and integrated oils sector detracted from performance. This was more than offset by its stock selection in the technology, financial services, and health care sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund structure or money manager line-up during the year.

Russell U.S. Value Fund	55

Russell Investment Company

Russell U.S. Value Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Money Managers as of October 31, 2008	Styles
DePrince, Race & Zollo, Inc.	Value
Iridian Asset Management LLC	Value
JS Asset Management, LLC	Value
Systematic Financial Management, L.P.	Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on January 31, 2001.

**	Russell 1000® Value Index measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

56	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$616.70	$1,014.28
Expenses Paid During Period*	$8.78	$10.94

*	Expenses are equal to the Fund’s annualized expense ratio of 2.16% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$619.00	$1,018.30
Expenses Paid During Period*	$5.53	$6.90

*	Expenses are equal to the Fund’s annualized expense ratio of 1.36% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$620.30	$1,019.96
Expenses Paid During Period*	$4.20	$5.23
*	Expenses are equal to the Fund’s annualized expense ratio of 1.03% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$619.60	$1,019.25
Expenses Paid During Period*	$4.76	$5.94

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell U.S. Value Fund	57

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 92.8%
Auto and Transportation - 2.5%
Delta Air Lines, Inc. (Æ)(Ñ)	47,600	523
General Motors Corp. (Ñ)	69,100	399
Navistar International Corp. (Æ)	44,200	1,331
Norfolk Southern Corp.	3,100	186
Toyota Motor Corp. - ADR	5,100	388
UAL Corp. (Ñ)	10,500	153
Union Pacific Corp.	23,320	1,557

		4,537

Consumer Discretionary - 11.4%
Advance Auto Parts, Inc.	9,200	287
Allied Waste Industries, Inc. (Æ)	35,500	370
American Eagle Outfitters, Inc. (Ñ)	53,200	592
Black & Decker Corp. (Ñ)	8,500	430
Brinker International, Inc.	55,600	517
CBS Corp. Class B (Ñ)	71,000	689
DIRECTV Group, Inc. (The) (Æ)(Ñ)	64,290	1,407
Home Depot, Inc.	26,900	634
JC Penney Co., Inc. (Ñ)	56,800	1,359
Kimberly-Clark Corp.	31,440	1,927
Kohl’s Corp. (Æ)	9,300	327
Liberty Media Corp. - Entertainment Series A (Æ)	109,750	1,767
Limited Brands, Inc.	44,500	533
Lowe’s Cos., Inc.	33,900	736
Macy’s, Inc.	60,800	747
McDonald’s Corp.	20,390	1,181
McGraw-Hill Cos., Inc. (The)	11,200	301
Newell Rubbermaid, Inc.	32,600	448
OfficeMax, Inc. (Ñ)	62,700	505
RR Donnelley & Sons Co.	31,900	528
Snap-On, Inc.	8,600	318
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	30,000	676
VF Corp. (Ñ)	7,400	408
Wal-Mart Stores, Inc. (Ñ)	30,000	1,674
Walt Disney Co. (The) (Ñ)	54,250	1,405
Williams-Sonoma, Inc. (Ñ)	56,600	469
Yum! Brands, Inc. (Ñ)	28,600	830

		21,065

Consumer Staples - 2.9%
Hershey Co. (The) (Ñ)	10,300	384
Kroger Co. (The)	15,200	417
Lorillard, Inc.	18,900	1,245
Philip Morris International, Inc.	23,900	1,039

	Principal Amount ($) or Shares	Market Value $

Procter & Gamble Co.	9,100	587
Tyson Foods, Inc. Class A (Ñ)	99,600	870
Unilever PLC - ADR (Ñ)	37,660	850

		5,392

Financial Services - 23.1%
Annaly Capital Management, Inc. (ö)(Ñ)	59,000	820
AON Corp.	9,300	393
Arch Capital Group, Ltd. (Æ)	6,300	439
Bank of America Corp.	165,600	4,003
Bank of New York Mellon Corp. (The)	30,100	981
Citigroup, Inc. (Ñ)	181,400	2,476
Colonial BancGroup, Inc. (The) (Ñ)	38,300	156
Comerica, Inc. (Ñ)	13,500	373
Fifth Third Bancorp (Ñ)	82,000	890
First American Corp. (Ñ)	3,600	74
Genworth Financial, Inc. Class A	300,668	1,455
Goldman Sachs Group, Inc. (The)	2,100	194
Health Care REIT, Inc. (ö)(Ñ)	9,900	441
Huntington Bancshares, Inc. (Ñ)	77,300	731
Jefferies Group, Inc. (Ñ)	41,400	655
JPMorgan Chase & Co.	112,000	4,620
Keycorp (Ñ)	215,700	2,638
Marsh & McLennan Cos., Inc.	58,800	1,724
Marshall & Ilsley Corp. (Ñ)	76,300	1,376
Mastercard, Inc. Class A (Ñ)	4,190	619
Mercury General Corp. (Ñ)	20,100	1,033
Merrill Lynch & Co., Inc.	28,300	526
MetLife, Inc.	9,400	312
Morgan Stanley (Ñ)	86,700	1,515
Nasdaq OMX Group (The) (Æ)(Ñ)	41,500	1,347
New York Community Bancorp, Inc. (Ñ)	28,600	448
PNC Financial Services Group, Inc. (Ñ)	3,900	260
Protective Life Corp.	35,500	296
Regions Financial Corp. (Ñ)	44,300	491
State Street Corp.	15,950	691
SunTrust Banks, Inc. (Ñ)	57,300	2,300
Travelers Cos., Inc. (The)	39,500	1,681
Unum Group	66,100	1,041
US Bancorp (Ñ)	14,630	436
Wachovia Corp. (Ñ)	230,436	1,477
Wells Fargo & Co. (Ñ)	47,400	1,614
Wilmington Trust Corp. (Ñ)	35,800	1,033
Zions Bancorporation (Ñ)	28,000	1,067

		42,626

58	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Health Care - 12.1%
Abbott Laboratories	23,640	1,304
Amgen, Inc. (Æ)	57,120	3,421
Baxter International, Inc.	11,840	716
Becton Dickinson & Co.	11,490	797
Biogen Idec, Inc. (Æ)	36,175	1,539
Boston Scientific Corp. (Æ)	39,900	360
Bristol-Myers Squibb Co.	26,900	553
Covidien, Ltd.	23,610	1,046
CVS/Caremark Corp.	30,200	926
Genentech, Inc. (Æ)	10,180	844
Genzyme Corp. (Æ)(Ñ)	26,160	1,906
Invitrogen Corp. (Æ)(Ñ)	23,400	674
Johnson & Johnson (Ñ)	26,720	1,639
Omnicare, Inc. (Ñ)	26,100	720
Pfizer, Inc.	88,400	1,566
Quest Diagnostics, Inc.	7,900	370
Sanofi-Aventis SA - ADR	23,300	737
Shire, Ltd. - ADR (Ñ)	49,820	1,965
St. Jude Medical, Inc. (Æ)	15,800	601
WellPoint, Inc. (Æ)	15,600	606

		22,290

Integrated Oils - 6.0%
BP PLC - ADR (Ñ)	13,600	676
Chevron Corp.	48,392	3,610
ConocoPhillips	28,300	1,472
Exxon Mobil Corp.	26,400	1,957
Hess Corp.	9,800	590
Marathon Oil Corp.	39,600	1,152
Occidental Petroleum Corp.	28,800	1,600

		11,057

Materials and Processing - 5.0%
AbitibiBowater, Inc. (Æ)(Ñ)	131,520	257
Alcoa, Inc.	55,700	641
Archer-Daniels-Midland Co. (Ñ)	24,600	510
Ashland, Inc.	25,660	580
Avery Dennison Corp. (Ñ)	14,800	518
Bemis Co., Inc. (Ñ)	8,900	221
Celanese Corp. Class A (Ñ)	12,800	177
Crown Holdings, Inc. (Æ)	12,600	254
Dow Chemical Co. (The)	16,800	448
Freeport-McMoRan Copper & Gold, Inc. Class B (Ñ)	17,300	504
International Paper Co. (Ñ)	21,300	367
Lubrizol Corp.	13,200	496
Masco Corp. (Ñ)	40,400	410

	Principal Amount ($) or Shares	Market Value $
Nucor Corp. (Ñ)	14,100	571
PPG Industries, Inc.	7,000	347
Praxair, Inc.	16,460	1,072
Precision Castparts Corp.	14,620	948
Terra Industries, Inc.	20,400	449
Valspar Corp. (Ñ)	16,500	337

		9,107

Miscellaneous - 1.9%
3M Co. (Ñ)	10,100	649
General Electric Co.	86,100	1,680
SPX Corp.	9,900	384
Walter Industries, Inc. Class A	18,300	709

		3,422

Other Energy - 5.7%
Apache Corp.	7,200	593
Baker Hughes, Inc. (Ñ)	520	18
Chesapeake Energy Corp. (Ñ)	36,920	811
Devon Energy Corp.	17,550	1,419
Dynegy, Inc. Class A (Æ)	2,043	8
Halliburton Co.	25,980	514
Nabors Industries, Ltd. (Æ)	31,600	454
Noble Corp.	19,000	612
Noble Energy, Inc.	7,600	394
NRG Energy, Inc. (Æ)(Ñ)	30,400	707
Peabody Energy Corp. (Ñ)	36,900	1,273
PetroHawk Energy Corp. (Æ)	12,400	235
Reliant Energy, Inc. (Æ)	329,500	1,730
Sunoco, Inc. (Ñ)	30,800	939
Valero Energy Corp.	26,100	537
Whiting Petroleum Corp. (Æ)	6,400	333

		10,577

Producer Durables - 9.7%
Agilent Technologies, Inc. (Æ)	41,040	911
Alcatel-Lucent - ADR (Æ)(Ñ)	483,800	1,243
Boeing Co.	19,320	1,010
Centex Corp. (Ñ)	159,100	1,949
CNH Global NV (Ñ)	15,000	266
Cummins, Inc.	7,100	184
DR Horton, Inc. (Ñ)	228,000	1,683
Illinois Tool Works, Inc.	18,400	614
Lockheed Martin Corp.	23,650	2,011
Nortel Networks Corp. (Æ)(Ñ)	151,600	189
Northrop Grumman Corp.	58,310	2,734
Pitney Bowes, Inc.	17,400	431
Pulte Homes, Inc. (Ñ)	171,100	1,906

Russell U.S. Value Fund	59

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Raytheon Co.	40,190	2,054
United Technologies Corp.	13,710	754

		17,939

Technology - 7.6%
AU Optronics Corp. - ADR (Ñ)	65,190	450
BearingPoint, Inc. (Æ)(Ñ)	893,900	188
Check Point Software Technologies (Æ)	35,900	726
Cisco Systems, Inc. (Æ)	80,040	1,422
Dell, Inc. (Æ)(Ñ)	110,000	1,336
Garmin, Ltd. (Ñ)	30,300	680
General Dynamics Corp.	20,750	1,252
Hewlett-Packard Co.	37,170	1,423
International Business Machines Corp.	10,680	993
Jabil Circuit, Inc.	66,300	558
Maxim Integrated Products, Inc. (Ñ)	41,600	566
Microsoft Corp. (Ñ)	34,040	760
Motorola, Inc.	344,100	1,848
Qualcomm, Inc.	15,140	579
Rockwell Automation, Inc.	26,100	722
Seagate Technology	57,900	392
Seagate Technology, Inc. (Æ)	1,900	—

		13,895

Utilities - 4.9%
ACE, Ltd.	10,700	614
AGL Resources, Inc.	6,400	195
American Electric Power Co., Inc.	32,200	1,051
Aqua America, Inc. (Ñ)	2,000	36
AT&T, Inc.	110,930	2,970
Frontier Communications Corp. (Ñ)	68,900	524
Mirant Corp. (Æ)(Ñ)	8,700	152
NiSource, Inc. (Ñ)	19,100	247
Northeast Utilities	41,500	936
Progress Energy, Inc. - CVO	1,300	—
Sprint Nextel Corp. (Ñ)	309,200	968
Verizon Communications, Inc. (Ñ)	42,000	1,246

		8,939

Total Common Stocks
(cost $231,314)		170,846

Preferred Stocks 0.1%
Auto and Transportation - 0.1%
General Motors Corp.	32,800	211

	Principal Amount ($) or Shares	Market Value $
Financial Services - 0.0%
Washington Mutual Capital Trust (Ñ)	5,200	3

Total Preferred Stocks
(cost $550)		214

Short-Term Investments - 4.3%
Russell Investment Company Russell Money Market Fund	5,845,000	5,845
United States Treasury Bills (ç)(ž)(§) 0.041% due 12/18/08	2,000	2,000

Total Short-Term Investments
(cost $7,845)		7,845

Other Securities - 33.2%
Russell Investment Company Russell Money Market Fund (×)	28,994,280	28,994
State Street Securities Lending Quality Trust (×)	32,244,804	32,245

Total Other Securities
(cost $61,239)		61,239

Total Investments - 130.4%
(identified cost $300,948)		240,144

Other Assets and Liabilities, Net - (30.4%)		(55,937)

Net Assets - 100.0%		184,207

See accompanying notes which are an integral part of the financial statements.

60	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index (CME)	168	USD	8,125	12/08	121
S&P 500 Index (CME)	22	USD	5,320	12/08	(982)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(861)

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets

Auto and Transportation	2.5
Consumer Discretionary	11.4
Consumer Staples	2.9
Financial Services	23.1
Health Care	12.1
Integrated Oils	6.0
Materials and Processing	5.0
Miscellaneous	1.9
Other Energy	5.7
Producer Durables	9.7
Technology	7.6
Utilities	4.9
Preferred Stocks	0.1
Short-Term Investments	4.3
Other Securities	33.2

Total Investments	130.4
Other Assets and Liabilities, Net	(30.4)

100.0

Futures Contracts	(0.5)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Value Fund	61

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell U.S. Small & Mid Cap Fund - Class A ‡
	Total Return
1 Year	(46.52)%
5 Years	(2.37	)%§
10 Years	3.85	%§

Russell U.S. Small & Mid Cap Fund - Class C ‡‡
	Total Return
1 Year	(43.34)%
5 Years	(1.24	)%§
10 Years	4.45	%§

Russell U.S. Small & Mid Cap Fund - Class E ‡‡‡
	Total Return
1 Year	(43.26)%
5 Years	(1.21	)%§
10 Years	4.47	%§

Russell U.S. Small & Mid Cap Fund - Class I
	Total Return
1 Year	(43.08)%
5 Years	(0.98	)%§
10 Years	4.69	%§

Russell U.S. Small & Mid Cap Fund - Class S ‡‡‡‡
	Total Return
1 Year	(43.16)%
5 Years	(1.00	)%§
10 Years	4.67	%§

Russell U.S. Small & Mid Cap Fund - Class Y ‡‡‡‡‡
	Total Return
1 Year	(43.09)%
5 Years	(0.92	)%§
10 Years	4.77	%§

Russell 2500™ Index **
	Total Return
1 Year	(37.27)%
5 Years	1.44	%§
10 Years	5.86	%§

62	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell U.S. Small & Mid Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has nine money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell U.S. Small & Mid Cap Fund Class A, Class C, Class E, Class I, Class S and Class Y lost 43.26%, 43.34%, 43.26%, 43.08%, 43.16%, and 43.09%, respectively. This compared to the Russell 2500™ Index, which lost 37.27% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class A, Class C and Class S Shares commenced operations on September 2, 2008. The returns shown for the new Classes prior to September 2, 2008 are the returns of Class E Shares for Class A and Class C Shares and Class I Shares for Class S Shares.

For the year ending October 31, 2008, the Lipper Mid-Cap® Core Funds Average lost 38.78%, while the Lipper® Small-Cap Core Funds Average lost 37.20%. These results serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

In general, market conditions created a challenging environment for active small cap managers. The Lipper Small Cap Core average underperformed the Russell 2000® Index, which lost 34.16% during the period. The market environment was difficult for the Fund as well, which lagged both the Russell 2500™ Index and its peers. The majority of the Fund’s underperformance occurred in the third quarter of 2008. During this period, less liquid, lower quality and lower growth stocks performed relatively well. The Fund had an underweight exposure to stocks with these attributes. Despite the significant number of dramatic negative events among banks and other financial companies during the period, small cap financial services stocks outperformed the broad small cap index. This was unlike the large cap portion of the market, where financial stocks underperformed. The Fund’s money managers were not positioned for small cap financials to outperform and were underweight the sector which detracted from the Fund’s relative performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund employs nine money managers: three growth, two market-oriented and four value. While all managers that were in the Fund for the entire year underperformed, it was those managers on the style extremes, with larger sector deviation, that detracted the most from performance. Additionally, DePrince, Race, & Zollo, Inc. and Signia Capital Management LLC, two managers added during the second quarter 2008 have underperformed since being added to the Fund.

Gould Investment Partners LLC and Delphi Management, Inc., a high growth and deep value manager, respectively, had the most significant underperformance. A large portion of these managers’ underperformance resulted from sector allocation. During the last two quarters, triggered by the financial crisis, market sentiment swung dramatically negative as growth expectations for stocks were lowered. This led to lagging performance for these managers. Gould’s performance lagged partly due to an overweight to energy-related stocks, which fell dramatically as the price of oil fell. Delphi’s performance was hurt by a significant underweight to regional banks, which contrary to large cap financials, had sizable positive returns during the last quarter of the fiscal year.

Jacobs Levy Equity Management, Inc., ClariVest Asset Management LLC and PanAgora Asset Management, Inc., the Fund’s quantitative managers, while trailing their benchmarks, fared better than the Fund’s fundamental growth and value managers . Their performance was largely a result of being more sector-constrained, while having modestly additional exposure to valuation metrics.

Describe any changes to the Fund’s structure or the money manager line-up.

In March of 2008, Signia Capital Management, LLC was hired to replace David J. Greene and Company, LLC. Also in March of 2008, DePrince Race and Zollo, Inc., was hired as an additional manager. In addition to the hire of DePrince Race and Zollo, target weights were also changed for Jacobs Levy and Gould Investment Partners. Jacobs Levy target weight was decreased from 20% to 10% and Gould Investment Partners target weight was decreased from 11% to 9%.

Russell U.S. Small & Mid Cap Fund	63

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Money Managers as of October 31, 2008	Styles
ClariVest Asset Management LLC	Market-Oriented
Delphi Management, Inc.	Value
DePrince, Race & Zollo, Inc.	Value
Gould Investment Partners LLC	Growth
Jacobs Levy Equity Management, Inc.	Value
PanAgora Asset Management, Inc.	Market-Oriented
Ranger Investment Management, L.P.	Growth
Signia Capital Management LLC	Value
Tygh Capital Management, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1998.

**

Russell 2500™ Index is composed of the bottom 500 stocks the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class A Shares. Had it done so, the returns shown for that period would have been lower. The returns shown for Class A Shares from May 14, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class I and Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of Rule 12b-1 distribution and shareholder services fees that apply to Class C Shares. The returns shown for Class C Shares from May 14, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class I and Class E Shares.

‡‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

64	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$681.10	$1,005.95
Expenses Paid During Period*	$1.89	$2.25

*	Expenses are equal to the Fund’s annualized expense ratio of 1.37% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$680.20	$1,004.74
Expenses Paid During Period*	$2.91	$3.47

*	Expenses are equal to the Fund’s annualized expense ratio of 2.11% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$664.70	$1,019.10
Expenses Paid During Period*	$5.02	$6.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Russell U.S. Small & Mid Cap Fund	65

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$666.20	$1,020.16
Expenses Paid During Period*	$4.15	$5.03

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$681.30	$1,006.39
Expenses Paid During Period*	$1.52	$1.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$665.90	$1,020.31
Expenses Paid During Period*	$4.02	$4.88

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

66	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 89.2%
Auto and Transportation - 3.8%
AAR Corp. (Æ)(Ñ)	92,100	1,473
Allegiant Travel Co. (Æ)(Ñ)	26,400	1,052
AMR Corp. (Æ)(Ñ)	146,500	1,496
Arctic Cat, Inc. (Ñ)	1,300	10
Arkansas Best Corp. (Ñ)	73,020	2,131
ArvinMeritor, Inc. (Ñ)	38,487	228
BorgWarner, Inc.	51,500	1,157
Bristow Group, Inc. (Æ)(Ñ)	40,880	1,013
Con-way, Inc.	25,600	871
Cooper Tire & Rubber Co.	508,200	3,878
DryShips, Inc. (Ñ)	34,500	664
Expeditors International of Washington, Inc.	84,680	2,765
Force Protection, Inc. (Æ)	11,070	31
FreightCar America, Inc. (Ñ)	10,121	264
Frozen Food Express Industries	3,000	17
Genesee & Wyoming, Inc. Class A (Æ)	94,810	3,162
Global Ship Lease, Inc. (Ñ)	156,200	476
Goodyear Tire & Rubber Co. (The) (Æ)	46,400	414
Greenbrier Cos., Inc.	14,675	121
Hawaiian Holdings, Inc. (Æ)(Ñ)	85,303	597
K-Sea Transportation Partners, LP (Ñ)	71,000	1,208
Kirby Corp. (Æ)(Ñ)	139,931	4,802
Lear Corp. (Æ)	76,309	153
Marten Transport, Ltd. (Æ)	17,350	319
Navistar International Corp. (Æ)	36,103	1,087
Old Dominion Freight Line, Inc. (Æ)	4,344	132
Pacer International, Inc.	84,702	956
PHI, Inc. (Æ)(Ñ)	34,780	730
Polaris Industries, Inc. (Ñ)	23,359	786
Safe Bulkers, Inc. (Ñ)	80,800	445
Saia, Inc. (Æ)	22,300	237
Skywest, Inc.	137,533	2,119
StealthGas, Inc.	133,409	921
Stoneridge, Inc. (Æ)(Ñ)	11,200	64
Strattec Security Corp.	58,191	1,249
Superior Industries International, Inc. (Ñ)	112,790	1,613
Teekay Corp. (Ñ)	41,500	886
Tenneco, Inc. (Æ)	47,400	233
Tidewater, Inc.	36,400	1,587
TRW Automotive Holdings Corp. (Æ)	89,100	563
US Airways Group, Inc. (Æ)(Ñ)	104,200	1,057
UTi Worldwide, Inc.	137,080	1,612
Visteon Corp. (Æ)(Ñ)	35,800	25
Wabash National Corp. (Ñ)	12,100	73

	Principal Amount ($) or Shares	Market Value $
Wabtec Corp.	112,100	4,457
Werner Enterprises, Inc. (Ñ)	48,161	945
YRC Worldwide, Inc. (Æ)(Ñ)	100,320	459

		50,538

Consumer Discretionary - 16.0%
1-800-FLOWERS.COM, Inc. Class A (Æ)	11,660	62
4Kids Entertainment, Inc. (Æ)	502,824	2,660
99 Cents Only Stores (Æ)(Ñ)	213,013	2,599
Aaron Rents, Inc.	48,400	1,200
Abercrombie & Fitch Co. Class A (Ñ)	44,000	1,274
Activision Blizzard, Inc. (Æ)	43,300	540
Administaff, Inc. (Ñ)	21,515	430
Advance Auto Parts, Inc.	17,800	555
Advisory Board Co. (The) (Æ)(Ñ)	9,321	230
Aeropostale, Inc. (Æ)(Ñ)	68,875	1,667
AFC Enterprises (Æ)	17,800	87
American Greetings Corp. Class A (Ñ)	27,022	316
American Public Education, Inc. (Æ)	62,450	2,765
American Woodmark Corp. (Ñ)	1,509	28
Ameristar Casinos, Inc. (Ñ)	275,100	2,534
AMN Healthcare Services, Inc. (Æ)	49,462	445
AnnTaylor Stores Corp. (Æ)	58,679	738
Apollo Group, Inc. Class A (Æ)	83,179	5,782
Asbury Automotive Group, Inc. (Ñ)	58,200	189
AutoNation, Inc. (Æ)(Ñ)	60,300	414
Avis Budget Group, Inc. (Æ)	161,843	265
Bally Technologies, Inc. (Æ)(Ñ)	14,700	326
Bebe Stores, Inc. (Ñ)	347,815	3,082
Big Lots, Inc. (Æ)(Ñ)	32,861	803
Blockbuster, Inc. Class A (Æ)(Ñ)	218,600	332
Blyth, Inc.	6,100	52
Bob Evans Farms, Inc.	144	3
Bon-Ton Stores, Inc. (The) (Ñ)	4,822	11
Borders Group, Inc.	37,710	128
Brightpoint, Inc. (Æ)	139,143	801
Brown Shoe Co., Inc. (Ñ)	129,763	1,368
Buckle, Inc. (The) (Ñ)	72,488	1,909
Build-A-Bear Workshop, Inc. Class A (Æ)(Ñ)	24,800	129
Capella Education Co. (Æ)(Ñ)	31,970	1,515
Career Education Corp. (Æ)(Ñ)	48,692	770
Carter’s, Inc. (Æ)	51,826	1,101
CBRL Group, Inc. (Ñ)	127,574	2,541
CDI Corp.	9,672	126
CEC Entertainment, Inc. (Æ)	481	12

Russell U.S. Small & Mid Cap Fund	67

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Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Central European Distribution Corp. (Æ)	12,600	363
Central Garden and Pet Co. (Æ)	61,102	194
Charlotte Russe Holding, Inc. (Æ)(Ñ)	21,526	182
Charming Shoppes, Inc. (Æ)(Ñ)	108,837	120
Chemed Corp. (Ñ)	5,480	240
Choice Hotels International, Inc. (Ñ)	1,600	44
Christopher & Banks Corp. (Ñ)	45,240	236
Churchill Downs, Inc. (Ñ)	47,100	1,789
Circuit City Stores, Inc. (Ñ)	44,003	11
CKE Restaurants, Inc.	219,005	1,859
Conn’s, Inc. (Æ)(Ñ)	6,800	92
Consolidated Graphics, Inc. (Æ)	7,800	101
Copart, Inc. (Æ)	215,993	7,538
Cornell Cos., Inc. (Æ)(Ñ)	32,300	735
Corrections Corp. of America (Æ)	361,170	6,902
CRA International, Inc. (Æ)(Ñ)	28,272	765
Cross Country Healthcare, Inc. (Æ)(Ñ)	49,363	559
CSS Industries, Inc. (Ñ)	17,900	397
Darden Restaurants, Inc.	69,500	1,541
Denny’s Corp. (Æ)	98,721	177
DeVry, Inc.	94,099	5,334
Diamond Management & Technology Consultants, Inc. Class A	3	—
Dice Holdings, Inc. (Æ)(Ñ)	19,589	80
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	190,814	2,923
Dillard’s, Inc. Class A (Ñ)	267,700	1,427
Dollar Tree, Inc. (Æ)	51,180	1,946
Domino’s Pizza, Inc. (Æ)(Ñ)	60,100	358
Dress Barn, Inc. (Æ)(Ñ)	49,461	473
DSW, Inc. Class A (Æ)(Ñ)	13,700	177
Earthlink, Inc. (Æ)(Ñ)	238,400	1,645
Entravision Communications Corp. Class A (Æ)	90,300	171
Ethan Allen Interiors, Inc. (Ñ)	24,867	445
EZCORP, Inc. Class A (Æ)	192,945	3,056
Finish Line (The) Class A	67,200	643
Fred’s, Inc. Class A (Ñ)	42,753	524
FTI Consulting, Inc. (Æ)	69,538	4,051
Furniture Brands International, Inc. (Ñ)	40,270	229
G&K Services, Inc. Class A	5,536	125
GameStop Corp. Class A (Æ)	129,477	3,546
Gannett Co., Inc. (Ñ)	88,400	972
Genesco, Inc. (Æ)(Ñ)	25,783	640
Geo Group, Inc. (The) (Æ)(Ñ)	167,388	2,956
Group 1 Automotive, Inc. (Ñ)	39,700	399
Guess ?, Inc.	8,600	187
Gymboree Corp. (Æ)	8,849	229

	Principal Amount ($) or Shares	Market Value $
Hearst-Argyle Television, Inc. Class A (Ñ)	13,900	208
Heidrick & Struggles International, Inc. (Ñ)	10,618	256
Helen of Troy, Ltd. (Æ)	104,200	1,875
Hewitt Associates, Inc. Class A (Æ)	74,400	2,075
Hooker Furniture Corp. (Ñ)	7,100	65
HOT Topic, Inc. (Æ)(Ñ)	60,500	392
Idearc, Inc. (Ñ)	53,409	20
IKON Office Solutions, Inc.	70,629	1,217
Infospace, Inc.	9,642	83
Insight Enterprises, Inc. (Æ)(Ñ)	47,300	460
ITT Educational Services, Inc. (Æ)(Ñ)	31,064	2,723
Jack in the Box, Inc. (Æ)	83,500	1,678
Jarden Corp. (Æ)(Ñ)	53,800	958
Jo-Ann Stores, Inc. (Æ)(Ñ)	15,661	300
John Wiley & Sons, Inc. Class A	31,900	1,110
JOS A Bank Clothiers, Inc. (Æ)(Ñ)	82,930	2,112
Journal Communications, Inc. Class A (Ñ)	85,000	213
K12, Inc. (Æ)	55,650	1,530
Kenneth Cole Productions, Inc. Class A (Ñ)	82,899	1,101
La-Z-Boy, Inc. (Ñ)	28,600	165
Lakeland Industries, Inc. (Æ)	138,182	1,372
Lin TV Corp. Class A (Æ)(Ñ)	46,508	80
Liz Claiborne, Inc.	265,000	2,160
LKQ Corp. (Æ)(Ñ)	136,214	1,558
LS Starrett Co.	36,805	523
Maidenform Brands, Inc. (Æ)	20,900	229
Marcus Corp. (Ñ)	5,100	72
McClatchy Co. Class A (Ñ)	53,110	163
Media General, Inc. Class A (Ñ)	37,844	289
Men’s Wearhouse, Inc. (The) (Ñ)	80,500	1,231
MPS Group, Inc. (Æ)	7,600	59
Nautilus, Inc. (Æ)(Ñ)	4,274	10
Navigant Consulting, Inc. (Æ)(Ñ)	40,778	659
Net 1 UEPS Technologies, Inc. (Æ)(Ñ)	38,440	538
Netease.com, Inc. - ADR (Æ)(Ñ)	82,900	1,865
New York & Co., Inc. (Æ)	105,476	297
New York Times Co. (The) Class C (Ñ)	4,500	45
NIC, Inc.	1,672	9
Nu Skin Enterprises, Inc. Class A	39,376	508
O’Charleys, Inc. (Ñ)	74,823	561
O’Reilly Automotive, Inc. (Æ)	138,889	3,765
Office Depot, Inc. (Æ)	243,500	877
OfficeMax, Inc. (Ñ)	209,700	1,688
On Assignment, Inc. (Æ)	166,594	1,083

68	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Overstock.com, Inc. (Æ)(Ñ)	39,002	484
Pantry, Inc. (The) (Æ)(Ñ)	45,881	1,010
Parlux Fragrances, Inc. (Æ)(Ñ)	306,922	991
PC Connection, Inc. (Æ)	16,900	102
PetMed Express, Inc. (Æ)(Ñ)	75,700	1,337
Phillips-Van Heusen Corp.	55,000	1,348
Pool Corp.	74,600	1,299
Prestige Brands Holdings, Inc. (Æ)	161,773	1,118
PRG-Schultz International, Inc. (Æ)(Ñ)	3,786	16
priceline.com, Inc. (Æ)(Ñ)	44,875	2,362
RC2 Corp. (Æ)	37,844	481
Red Lion Hotels Corp. (Æ)	214,410	594
Rent-A-Center, Inc. (Æ)(Ñ)	84,178	1,229
Republic Services, Inc.	195,768	4,640
Revlon, Inc. Class A (Æ)	13,695	163
Ross Stores, Inc.	86,690	2,834
Ruby Tuesday, Inc. (Æ)(Ñ)	63,900	154
Rush Enterprises, Inc. Class A (Æ)(Ñ)	37,259	349
Scholastic Corp. (Ñ)	81,174	1,507
School Specialty, Inc. (Æ)(Ñ)	26,301	552
Sealy Corp. (Æ)(Ñ)	23,500	76
Shoe Carnival, Inc. (Æ)	9,200	129
Sinclair Broadcast Group, Inc. Class A (Ñ)	64,846	209
Sohu.com, Inc. (Æ)(Ñ)	25,960	1,426
Sonic Automotive, Inc. Class A (Ñ)	63,500	326
Speedway Motorsports, Inc. (Ñ)	125	2
Spherion Corp. (Æ)	20,000	64
Stage Stores, Inc.	51,087	394
Standard Parking Corp. (Æ)	793	17
Stanley Works (The)	39,000	1,277
Starbucks Corp. (Æ)	58,350	766
Steinway Musical Instruments (Æ)	9,235	206
Stewart Enterprises, Inc. Class A (Ñ)	485,100	2,508
Strayer Education, Inc. (Ñ)	26,550	6,007
Take-Two Interactive Software, Inc. (Æ)	4,209	50
Tech Data Corp. (Æ)	50,300	1,079
Tempur-Pedic International, Inc. (Ñ)	40,300	315
thinkorswim Group, Inc. (Æ)	91,300	730
Tiffany & Co.	15,100	415
Timberland Co. Class A (Æ)	23,765	288
Tractor Supply Co. (Æ)(Ñ)	23,702	985
Tuesday Morning Corp. (Æ)(Ñ)	39,181	88
Tween Brands, Inc. (Æ)(Ñ)	15,545	132
United Online, Inc. (Ñ)	615,235	4,553
United Stationers, Inc. (Æ)	20,433	764
Urban Outfitters, Inc. (Æ)(Ñ)	217,230	4,723

	Principal Amount ($) or Shares	Market Value $
Valassis Communications, Inc. (Æ)(Ñ)	43,200	192
VF Corp.	26,700	1,471
Viad Corp. (Ñ)	9,900	216
VistaPrint, Ltd. (Æ)(Ñ)	85,173	1,454
Volt Information Sciences, Inc. (Æ)(Ñ)	1,064	8
Warnaco Group, Inc. (The) (Æ)	36,110	1,076
Warner Music Group Corp. (Ñ)	39,810	165
Washington Post Co. (The) Class B	3,605	1,539
Waste Connections, Inc. (Æ)	234,164	7,926
Waste Services, Inc. (Æ)(Ñ)	2,451	15
Watson Wyatt Worldwide, Inc. Class A	43,971	1,867
WESCO International, Inc. (Æ)	76,077	1,512
Wet Seal, Inc. (The) Class A (Æ)(Ñ)	381,789	1,122
Whirlpool Corp. (Ñ)	25,000	1,166
Williams-Sonoma, Inc.	129,700	1,074
WMS Industries, Inc. (Æ)(Ñ)	107,731	2,693
Wolverine World Wide, Inc.	80,029	1,881
Wyndham Worldwide Corp.	15,300	125
Zale Corp. (Æ)(Ñ)	42,115	718
Zumiez, Inc. (Æ)(Ñ)	24,078	235

		210,906

Consumer Staples - 1.7%
B&G Foods, Inc. Class A (Ñ)	17,373	65
Casey’s General Stores, Inc. (Ñ)	36,394	1,099
Chiquita Brands International, Inc. (Æ)(Ñ)	85,875	1,172
Church & Dwight Co., Inc.	70,710	4,178
Del Monte Foods Co.	489,654	3,090
Diamond Foods, Inc.	16,123	471
Fresh Del Monte Produce, Inc. (Æ)	43,900	927
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	79,075	2,292
J&J Snack Foods Corp.	12,349	387
Lance, Inc.	50,250	1,040
M&F Worldwide Corp. (Æ)(Ñ)	7,331	169
Monterey Gourmet Foods, Inc. (Æ)	1,130,257	1,786
Nash Finch Co. (Ñ)	19,400	765
NBTY, Inc. (Æ)	4,950	116
Omega Protein Corp. (Æ)	9,200	68
Ruddick Corp. (Ñ)	26,230	751
Schweitzer-Mauduit International, Inc. (Ñ)	24,700	413
Spartan Stores, Inc. (Ñ)	11,800	318
Tootsie Roll Industries, Inc. (Ñ)	58,100	1,445
Weis Markets, Inc.	43,111	1,399
Winn-Dixie Stores, Inc. (Æ)(Ñ)	4,900	74

		22,025

Russell U.S. Small & Mid Cap Fund	69

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Energy - 0.0%
TXCO Resources, Inc. (Æ)(Ñ)	28,100	147

Financial Services - 14.9%
Acadia Realty Trust (ö)	10,106	183
Advance America Cash Advance Centers, Inc. (Ñ)	71,066	190
Advanta Corp. Class B (Ñ)	6,506	29
Affiliated Managers Group, Inc. (Æ)(Ñ)	58,514	2,714
Alexander’s, Inc. (ö)(Ñ)	1,930	676
Alliance Data Systems Corp. (Æ)	75,570	3,791
Allied Capital Corp. (Ñ)	302,886	2,211
Allied World Assurance Co. Holdings, Ltd.	33,000	1,058
AMB Property Corp. (ö)	12,000	288
Amcore Financial, Inc. (Ñ)	8,887	41
American Financial Group, Inc.	36,600	832
Amerisafe, Inc. (Æ)	39,103	674
Amtrust Financial Services, Inc. (Ñ)	53,892	529
Anchor Bancorp Wisconsin, Inc. (Ñ)	15,100	86
Annaly Capital Management, Inc. (ö)	80,900	1,125
Anthracite Capital, Inc. (ö)(Ñ)	160,300	696
Anworth Mortgage Asset Corp. (ö)	510,500	2,992
Apartment Investment & Management Co. Class A (ö)	1,754	26
Arbor Realty Trust, Inc. (ö)(Ñ)	9,800	35
Arch Capital Group, Ltd. (Æ)	42,000	2,930
Ares Capital Corp. (Ñ)	359,574	2,826
Arthur J Gallagher & Co.	55,300	1,347
Ashford Hospitality Trust, Inc. (ö)(Ñ)	88,035	143
Astoria Financial Corp. (Ñ)	67,200	1,278
Axis Capital Holdings, Ltd.	61,800	1,760
Bancfirst Corp. (Ñ)	6,100	307
Banco Latinoamericano de Exportaciones SA Class E (Ñ)	37,400	398
BancorpSouth, Inc. (Ñ)	34,928	848
Bank of Hawaii Corp.	42,500	2,155
Bank of the Ozarks, Inc. (Ñ)	20,508	623
Berkshire Hills Bancorp, Inc.	7,300	190
BioMed Realty Trust, Inc. (ö)	46,339	651
Brandywine Realty Trust (ö)	46,800	404
Brookline Bancorp, Inc.	27,488	322
Calamos Asset Management, Inc. Class A (Ñ)	47,389	389
Capital City Bank Group, Inc. (Ñ)	900	25
Capitol Bancorp, Ltd. (Ñ)	26,100	267
CapLease, Inc. (ö)(Ñ)	60,100	406
Capstead Mortgage Corp. (ö)	131,387	1,320

	Principal Amount ($) or Shares	Market Value $
Cash America International, Inc.	34,527	1,221
Castlepoint Holdings, Ltd.	14,700	133
Cathay General Bancorp (Ñ)	27,000	661
Cedar Shopping Centers, Inc. (ö)	64,300	615
Center Financial Corp. (Ñ)	87,488	901
Central Pacific Financial Corp. (Ñ)	41,200	643
Cigna Corp.	40,400	659
Citizens Republic Bancorp, Inc. (Ñ)	98,600	291
City Holding Co. (Ñ)	11,800	494
CNA Surety Corp. (Æ)(Ñ)	127,124	1,761
Cohen & Steers, Inc. (Ñ)	1,442	26
Colonial BancGroup, Inc. (The) (Ñ)	72,000	292
Colonial Properties Trust (ö)(Ñ)	21,200	223
Columbia Banking System, Inc. (Ñ)	3,818	61
Commerce Bancshares, Inc.	42,531	2,011
Community Bank System, Inc. (Ñ)	54,273	1,354
Community Trust Bancorp, Inc. (Ñ)	8,000	267
Conseco, Inc. (Æ)	95,300	177
Cybersource Corp. (Æ)(Ñ)	171,400	2,083
Delphi Financial Group, Inc. Class A	168,297	2,651
Deluxe Corp.	299,867	3,646
Dime Community Bancshares (Ñ)	35,351	590
Duke Realty Corp. (ö)	61,970	874
East West Bancorp, Inc.	6,100	106
Education Realty Trust, Inc. (ö)	16,900	72
Electro Rent Corp. (Ñ)	233,015	2,794
Employers Holdings, Inc.	44,300	565
Encore Capital Group, Inc. (Æ)	13,800	129
Endurance Specialty Holdings, Ltd.	43,200	1,306
Equity Lifestyle Properties, Inc. (ö)(Ñ)	18,299	768
ESSA Bancorp, Inc. (Ñ)	11,980	166
Evercore Partners, Inc. Class A (Ñ)	155,300	1,890
Exlservice Holdings, Inc. (Æ)	3,971	29
FBL Financial Group, Inc. Class A (Ñ)	18,100	316
FelCor Lodging Trust, Inc. (ö)	98,500	297
First American Corp.	60,600	1,237
First Cash Financial Services, Inc. (Æ)	36,120	555
First Community Bancshares, Inc. (Ñ)	1,000	31
First Financial Bancorp (Ñ)	22,300	300
First Financial Bankshares, Inc. (Ñ)	43	2
First Horizon National Corp. (Ñ)	119,400	1,422
First Marblehead Corp. (The) (Ñ)	19,600	33
First Midwest Bancorp, Inc.	80,100	1,779
First Place Financial Corp. (Ñ)	2,400	17
First Potomac Realty Trust (ö)	14,476	178
FirstFed Financial Corp. (Æ)(Ñ)	21,100	189
Flagstar Bancorp, Inc. (Ñ)	134,200	255
Flushing Financial Corp. (Ñ)	101,533	1,579

70	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Franklin Street Properties Corp. (ö)(Ñ)	145,905	1,726
Fulton Financial Corp. (Ñ)	29,610	311
GAMCO Investors, Inc. Class A (Ñ)	7,700	293
General Growth Properties, Inc. (ö)(Ñ)	148,300	614
Getty Realty Corp. (ö)	2,402	47
Glimcher Realty Trust (ö)(Ñ)	35,400	186
Green Bankshares, Inc. (Ñ)	18,200	359
H&E Equipment Services, Inc. (Æ)(Ñ)	20,700	118
Hallmark Financial Services (Æ)(Ñ)	14,624	95
Hanover Insurance Group, Inc. (The)	14,900	585
Harleysville Group, Inc. (Ñ)	25,629	809
Health Care REIT, Inc. (ö)	17,800	792
Hercules Technology Growth Capital, Inc. (Ñ)	286,403	2,486
Hersha Hospitality Trust (ö)	2,800	12
Highwoods Properties, Inc. (ö)	4,059	101
Horace Mann Educators Corp.	101,000	804
Hospitality Properties Trust (ö)	105,100	1,067
HRPT Properties Trust (ö)	254,200	918
Huntington Bancshares, Inc. (Ñ)	203,459	1,923
Hypercom Corp. (Æ)	759,214	1,480
Independent Bank Corp. (Ñ)	17,112	271
Infinity Property & Casualty Corp.	7,100	283
Inland Real Estate Corp. (ö)(Ñ)	31,690	363
Integra Bank Corp. (Ñ)	5,700	34
Interactive Data Corp.	31,439	741
Intersections, Inc. (Æ)	147,060	1,235
Investment Technology Group, Inc. (Æ)	10,523	215
Investors Bancorp, Inc. (Æ)	64,800	931
IPC Holdings, Ltd. (Ñ)	75,000	2,071
iShares Russell 2000 Growth Index Fund	84,500	4,680
Jack Henry & Associates, Inc.	9,585	182
Kite Realty Group Trust (ö)(Ñ)	17,500	106
Knight Capital Group, Inc. Class A (Æ)(Ñ)	361,097	5,221
Kohlberg Capital Corp. (Ñ)	141,681	792
LaBranche & Co., Inc. (Æ)(Ñ)	117,600	733
Lexington Realty Trust (ö)(Ñ)	7,200	58
Life Partners Holdings, Inc.	45,500	1,828
LTC Properties, Inc. (ö)	43,484	1,051
Mack-Cali Realty Corp. (ö)	41,600	945
MainSource Financial Group, Inc. (Ñ)	32,900	588
MarketAxess Holdings, Inc. (Æ)	158,565	907
Meadowbrook Insurance Group, Inc.	44,000	232
MF Global, Ltd. (Æ)(Ñ)	35,500	138
MFA Mortgage Investments, Inc. (ö)	1,857	10

	Principal Amount ($) or Shares	Market Value $
Mid-America Apartment Communities, Inc. (ö)	14,998	529
Midwest Banc Holdings, Inc. (Ñ)	33,147	100
MVC Capital, Inc.	9,900	122
Nasdaq OMX Group (The) (Æ)(Ñ)	17,500	568
National Financial Partners Corp. (Ñ)	28,700	191
National Health Investors, Inc. (ö)	12,691	380
National Interstate Corp. (Ñ)	3,956	69
National Penn Bancshares, Inc. (Ñ)	122,652	2,078
National Retail Properties, Inc. (ö)(Ñ)	221,281	3,945
Navigators Group, Inc. (Æ)	17,783	898
NBT Bancorp, Inc. (Ñ)	18,883	526
NewAlliance Bancshares, Inc.	47,538	656
NorthStar Realty Finance Corp. (ö)(Ñ)	313,700	1,804
OceanFirst Financial Corp. (Ñ)	8,208	136
Old National Bancorp (Ñ)	59,532	1,128
Omega Healthcare Investors, Inc. (ö)	52,190	787
OneBeacon Insurance Group, Ltd. Class A (Ñ)	33,400	461
optionsXpress Holdings, Inc.	42,449	754
Oriental Financial Group, Inc.	92,583	1,504
Pacific Capital Bancorp NA (Ñ)	31,600	621
PacWest Bancorp (Ñ)	26,500	662
Parkway Properties, Inc. (ö)(Ñ)	29,700	512
PartnerRe, Ltd. - ADR	32,200	2,180
PennantPark Investment Corp. (Ñ)	298,359	1,364
Pennsylvania Real Estate Investment Trust (ö)(Ñ)	22,600	286
Penson Worldwide, Inc. (Æ)(Ñ)	31,459	225
Permian Basin Royalty Trust (Ñ)	109,400	2,284
Piper Jaffray Cos. (Æ)(Ñ)	119,560	4,717
Platinum Underwriters Holdings, Ltd.	53,500	1,698
PMA Capital Corp. Class A (Æ)	9,828	45
PMI Group, Inc. (The) (Ñ)	108,220	269
Portfolio Recovery Associates, Inc. (Æ)(Ñ)	2,128	76
Post Properties, Inc. (ö)(Ñ)	30,100	672
Potlatch Corp. (ö)(Ñ)	85,192	2,829
ProAssurance Corp. (Æ)	3,905	215
Prosperity Bancshares, Inc. (Ñ)	13,650	453
Protective Life Corp.	159,700	1,334
Provident Bankshares Corp. (Ñ)	56,100	599
PS Business Parks, Inc. (ö)	15,944	722
Pzena Investment Management, Inc. (Ñ)	174,340	772
Radian Group, Inc. (Ñ)	79,300	285
Reinsurance Group of America, Inc. Class A (Ñ)	4,400	164

Russell U.S. Small & Mid Cap Fund	71

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

RenaissanceRe Holdings, Ltd.	19,200	881
Renasant Corp. (Ñ)	13,100	275
Ryder System, Inc.	35,575	1,409
S1 Corp. (Æ)	63,200	396
Safety Insurance Group, Inc.	70	3
Sanders Morris Harris Group, Inc.	19,551	145
Sandy Spring Bancorp, Inc. (Ñ)	13,200	283
Santander BanCorp (Ñ)	10,100	96
SCBT Financial Corp. (Ñ)	10,381	352
SeaBright Insurance Holdings, Inc. (Æ)	39,695	415
Senior Housing Properties Trust (ö)	80,717	1,547
Southside Bancshares, Inc. (Ñ)	5,670	137
Southwest Bancorp, Inc. (Ñ)	9,700	140
Sovran Self Storage, Inc. (ö)	52,500	1,704
StanCorp Financial Group, Inc. (Ñ)	37,100	1,264
Sterling Bancorp (Ñ)	46,800	734
Sterling Bancshares, Inc. (Ñ)	88,721	706
Stewart Information Services Corp.	39,600	657
Stifel Financial Corp. (Æ)	26,859	1,172
Strategic Hotels & Resorts, Inc. (ö)(Ñ)	41,500	205
Sun Bancorp, Inc. (Æ)(Ñ)	15,015	150
Sunstone Hotel Investors, Inc. (ö)(Ñ)	54,800	359
SVB Financial Group (Æ)(Ñ)	48,042	2,472
SY Bancorp, Inc. (Ñ)	739	20
Synovus Financial Corp. (Ñ)	133,000	1,374
Texas Capital Bancshares, Inc. (Æ)(Ñ)	108,502	1,937
Tompkins Financial Corp. (Ñ)	3,700	181
TradeStation Group, Inc. (Æ)	57,672	452
Transatlantic Holdings, Inc.	12,900	553
U-Store-It Trust (ö)(Ñ)	240,493	1,650
UDR, Inc. (ö)(Ñ)	34,300	678
United America Indemnity, Ltd. Class A (Æ)(Ñ)	16,600	199
United Financial Bancorp, Inc.	3,382	47
United Rentals, Inc. (Æ)(Ñ)	75,911	778
United Western Bancorp, Inc.	53,100	603
Universal American Corp. (Æ)(Ñ)	45,900	406
Universal Health Realty Income Trust (ö)(Ñ)	3,638	126
Unum Group	57,800	910
Urstadt Biddle Properties, Inc. Class A (ö)	8,300	136
Validus Holdings, Ltd.	116,300	2,063
ViewPoint Financial Group	86,627	1,473
Waddell & Reed Financial, Inc. Class A	158,934	2,308

	Principal Amount ($) or Shares	Market Value $
Washington Real Estate Investment Trust (ö)	22,000	660
Washington Trust Bancorp, Inc. (Ñ)	900	19
Webster Financial Corp. (Ñ)	172,100	3,191
WesBanco, Inc. (Ñ)	19,600	533
West Coast Bancorp (Ñ)	9,700	85
Westamerica Bancorporation (Ñ)	5,400	309
Wilmington Trust Corp. (Ñ)	54,900	1,584
Wilshire Bancorp, Inc. (Ñ)	95,700	1,056
World Acceptance Corp. (Æ)(Ñ)	21,953	406
WSFS Financial Corp. (Ñ)	17,423	834
Zenith National Insurance Corp.	139,600	4,587

		197,035

Health Care - 14.6%
Affymetrix, Inc. (Æ)	590,435	2,179
Albany Molecular Research, Inc. (Æ)	90,400	1,144
Alexion Pharmaceuticals, Inc. (Æ)(Ñ)	42,350	1,726
Align Technology, Inc. (Æ)(Ñ)	34	—
Alkermes, Inc. (Æ)	41,700	412
Alliance Imaging, Inc. (Æ)	75,400	615
Allscripts-Misys Healthcare Solutions, Inc. (Ñ)	8,245	54
Alnylam Pharmaceuticals, Inc. (Æ)(Ñ)	24,059	553
American Medical Systems Holdings, Inc. (Æ)(Ñ)	36,225	392
AMERIGROUP Corp. (Æ)	74,550	1,864
Amsurg Corp. Class A (Æ)	34,665	865
Analogic Corp. (Ñ)	40,660	1,796
Angiodynamics, Inc. (Æ)	22,457	283
Ariad Pharmaceuticals, Inc. (Æ)(Ñ)	98,024	195
Assisted Living Concepts, Inc. (Æ)	69,941	348
athenahealth, Inc. (Æ)	26,775	819
Bio-Rad Laboratories, Inc. Class A (Æ)	35,017	2,990
Bio-Reference Labs, Inc. (Æ)	18,266	449
BioScrip, Inc. (Æ)	891,713	2,675
Candela Corp. (Æ)	1,523,576	1,021
Capital Senior Living Corp. (Æ)(Ñ)	21,123	95
Caraco Pharmaceutical Laboratories, Ltd. (Æ)(Ñ)	13,599	138
Cardiac Science Corp. (Æ)	5,814	54
Catalyst Health Solutions, Inc. (Æ)	57,147	964
Centene Corp. (Æ)	189,305	3,567
Cephalon, Inc. (Æ)	8,700	624
Charles River Laboratories International, Inc. (Æ)	40,345	1,446
Columbia Laboratories, Inc. (Æ)(Ñ)	55,787	88
Computer Programs & Systems, Inc.	29,268	810

72	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Conmed Corp. (Æ)	9,790	257
Corvel Corp. (Æ)	207	6
Covance, Inc. (Æ)(Ñ)	48,750	2,438
Cubist Pharmaceuticals, Inc. (Æ)(Ñ)	105,832	2,687
CV Therapeutics, Inc. (Æ)	61,438	573
Datascope Corp.	16,756	841
DaVita, Inc. (Æ)	97,330	5,523
Depomed, Inc. (Æ)(Ñ)	2,699	6
Edwards Lifesciences Corp. (Æ)	34,431	1,819
Endo Pharmaceuticals Holdings, Inc. (Æ)	89,500	1,656
eResearchTechnology, Inc. (Æ)(Ñ)	176,325	1,139
Gen-Probe, Inc. (Æ)	72,190	3,397
Genomic Health, Inc. (Æ)(Ñ)	36,900	680
Genoptix, Inc. (Æ)	15,200	508
Gentiva Health Services, Inc. (Æ)	44,189	1,200
Haemonetics Corp. (Æ)	50,918	3,007
Hanger Orthopedic Group, Inc. (Æ)(Ñ)	13,800	230
Harvard Bioscience, Inc. (Æ)(Ñ)	354,358	1,099
Health Net, Inc. (Æ)	36,900	475
Healthsouth Corp. (Æ)(Ñ)	41,244	517
Healthspring, Inc. (Æ)	145,977	2,412
Hill-Rom Holdings, Inc.	51,000	1,161
HMS Holdings Corp. (Æ)(Ñ)	171,788	4,255
Hologic, Inc. (Æ)(Ñ)	212,415	2,600
Humana, Inc. (Æ)	18,400	544
ICON PLC - ADR (Æ)	109,680	2,783
Illumina, Inc. (Æ)(Ñ)	288,217	8,886
Immucor, Inc. (Æ)	243,255	6,458
Invacare Corp. (Ñ)	36,521	664
Invitrogen Corp. (Æ)(Ñ)	95,124	2,739
Isis Pharmaceuticals, Inc. (Æ)(Ñ)	50,119	705
Kendle International, Inc. (Æ)(Ñ)	21,514	389
Kensey Nash Corp. (Æ)(Ñ)	3,339	85
Kindred Healthcare, Inc. (Æ)	13,222	192
King Pharmaceuticals, Inc. (Æ)	411,607	3,618
LHC Group, Inc. (Æ)	35,317	1,246
Life Sciences Research, Inc. (Æ)	9,624	177
Lincare Holdings, Inc. (Æ)	67,000	1,765
Luminex Corp. (Æ)(Ñ)	115,950	2,162
Magellan Health Services, Inc. (Æ)	45,916	1,696
Martek Biosciences Corp. (Æ)(Ñ)	1,793	53
Masimo Corp. (Æ)(Ñ)	171,430	5,484
Matrixx Initiatives, Inc. (Æ)	1,398	23
Medicines Co. (The) (Æ)	2,540	44
Medicis Pharmaceutical Corp. Class A (Ñ)	44,556	636
Mentor Corp.	90,800	1,535

	Principal Amount ($) or Shares	Market Value $
Merit Medical Systems, Inc. (Æ)	150,475	2,754
Molina Healthcare, Inc. (Æ)(Ñ)	61,549	1,371
Myriad Genetics, Inc. (Æ)(Ñ)	38,150	2,407
Nabi Biopharmaceuticals (Æ)(Ñ)	111,600	437
Natus Medical, Inc. (Æ)(Ñ)	171,270	2,620
NPS Pharmaceuticals, Inc. (Æ)	95,725	670
NuVasive, Inc. (Æ)(Ñ)	100,541	4,734
Odyssey HealthCare, Inc. (Æ)	11,600	111
Omnicare, Inc. (Ñ)	72,200	1,991
Orthofix International NV (Æ)	15,900	215
OSI Pharmaceuticals, Inc. (Æ)(Ñ)	29,378	1,115
Par Pharmaceutical Cos., Inc. (Æ)(Ñ)	35,900	359
Parexel International Corp. (Æ)	60,023	624
Patterson Cos., Inc. (Æ)	130,004	3,293
PDL BioPharma, Inc.	92,819	905
Pediatrix Medical Group, Inc. (Æ)	93,026	3,595
Perrigo Co. (Ñ)	210,293	7,150
Pharmaceutical Product Development, Inc.	21,700	672
PharmaNet Development Group, Inc. (Æ)(Ñ)	10	—
PharMerica Corp. (Æ)	40,000	821
Phase Forward, Inc. (Æ)	125,534	1,791
PSS World Medical, Inc. (Æ)	10,914	198
Psychiatric Solutions, Inc. (Æ)(Ñ)	265,775	8,848
Quality Systems, Inc. (Ñ)	71,325	2,745
Questcor Pharmaceuticals, Inc. (Æ)(Ñ)	27,295	211
Quidel Corp. (Æ)	21,748	344
RehabCare Group, Inc. (Æ)	32,100	550
Res-Care, Inc. (Æ)	37,131	572
Retractable Technologies, Inc. (Æ)	404,691	546
Sirona Dental Systems, Inc. (Æ)(Ñ)	28,884	461
Somanetics Corp. (Æ)(Ñ)	3,944	74
SonoSite, Inc. (Æ)(Ñ)	20,562	433
Stericycle, Inc. (Æ)	180,806	10,565
STERIS Corp.	98,540	3,354
Sun Healthcare Group, Inc. (Æ)	36,321	417
Symmetry Medical, Inc. (Æ)	15,127	195
Techne Corp.	87,575	6,044
Thoratec Corp. (Æ)(Ñ)	34,500	849
Triple-S Management Corp. (Æ)(Ñ)	1,900	19
United Therapeutics Corp. (Æ)	13,231	1,154
Universal Health Services, Inc. Class B	14,000	589
VCA Antech, Inc. (Æ)(Ñ)	49,703	900
Viropharma, Inc. (Æ)(Ñ)	248,225	3,113
Vivus, Inc. (Æ)(Ñ)	89,964	548
Watson Pharmaceuticals, Inc. Class B (Æ)(Ñ)	128,124	3,353

		192,253

Russell U.S. Small & Mid Cap Fund	73

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Integrated Oils - 0.1%
Energy XXI Bermuda, Ltd. (Ñ)	95,100	187
Vaalco Energy, Inc. (Æ)	270,747	1,435

		1,622

Materials and Processing - 7.5%
AbitibiBowater, Inc. (Æ)(Ñ)	56,200	110
Aceto Corp. (Ñ)	175,182	1,463
Acuity Brands, Inc. (Ñ)	29,691	1,038
Airgas, Inc.	75,719	2,905
AM Castle & Co. (Ñ)	131,803	1,604
Andersons, Inc. (The) (Ñ)	12,800	341
Apogee Enterprises, Inc.	152,541	1,504
Armstrong World Industries, Inc. (Ñ)	8,289	163
Ashland, Inc.	51,800	1,170
Barnes Group, Inc. (Ñ)	29,700	431
Beacon Roofing Supply, Inc. (Æ)(Ñ)	62,979	862
BlueLinx Holdings, Inc. (Æ)	4,815	13
Brady Corp. Class A	29,164	904
Buckeye Technologies, Inc. (Æ)(Ñ)	94,416	556
Cabot Corp. (Ñ)	139,500	3,690
Carpenter Technology Corp.	26,208	474
Celanese Corp. Class A	43,500	603
Century Aluminum Co. (Æ)	54,450	684
Ceradyne, Inc. (Æ)	24,100	566
Chemtura Corp. (Ñ)	438,282	758
CIRCOR International, Inc.	4,927	151
Clean Harbors, Inc. (Æ)	37	2
Coeur d’Alene Mines Corp. (Æ)(Ñ)	900,942	649
Comfort Systems USA, Inc.	80,200	748
Cytec Industries, Inc.	49,800	1,410
Domtar Corp. (Æ)	321,800	798
DuPont Fabros Technology, Inc. (ö)(Ñ)	98,521	614
Dycom Industries, Inc. (Æ)	94,357	838
Ecolab, Inc.	42,549	1,585
EMCOR Group, Inc. (Æ)(Ñ)	188,137	3,343
Encore Wire Corp. (Ñ)	34,200	656
Energizer Holdings, Inc. (Æ)(Ñ)	34,267	1,674
Energy Conversion Devices, Inc. (Æ)(Ñ)	41,825	1,428
EnerSys (Æ)	70,690	935
Ennis, Inc. (Ñ)	97,500	1,148
Exide Technologies (Æ)	2,530	12
Ferro Corp. (Ñ)	50,014	774
FMC Corp.	49,600	2,160
Georgia Gulf Corp. (Ñ)	38,725	89
Gerdau Ameristeel Corp. (Ñ)	182,500	1,011
Gibraltar Industries, Inc. (Ñ)	133,950	1,775

	Principal Amount ($) or Shares	Market Value $
Glatfelter	235,339	2,426
GrafTech International, Ltd. (Æ)	57,348	465
Granite Construction, Inc. (Ñ)	4,300	153
Haynes International, Inc. (Æ)(Ñ)	40,920	1,036
HB Fuller Co.	44,800	792
Hecla Mining Co. (Æ)(Ñ)	129,600	323
Hercules, Inc.	38,901	654
IAMGOLD Corp.	723,198	2,387
Innophos Holdings, Inc.	29,412	787
Innospec, Inc. (Ñ)	16,088	141
Insituform Technologies, Inc. Class A (Æ)(Ñ)	160,669	2,158
Insteel Industries, Inc. (Ñ)	45,071	462
Interface, Inc. Class A	35	—
Intrepid Potash, Inc. (Æ)(Ñ)	50,400	1,096
Jacobs Engineering Group, Inc. (Æ)	59,422	2,165
John Bean Technologies Corp.	32,759	274
Kaiser Aluminum Corp. (Ñ)	9,800	329
KapStone Paper and Packaging Corp. (Æ)	6,327	30
Koppers Holdings, Inc.	17,795	423
LB Foster Co. Class A (Æ)	5,641	155
Lennox International, Inc.	56,000	1,670
LSB Industries, Inc. (Æ)(Ñ)	3,916	32
LSI Industries, Inc. (Ñ)	32,850	258
Lundin Mining Corp. (Æ)(Ñ)	685,997	892
Lydall, Inc. (Æ)(Ñ)	135,509	901
McDermott International, Inc. (Æ)	282,728	4,843
Mercer International, Inc. (Æ)(Ñ)	19,200	54
Michael Baker Corp. (Æ)	6,486	155
Mueller Industries, Inc.	11,439	262
Myers Industries, Inc. (Ñ)	161,447	1,706
National Presto Industries, Inc.	3,857	256
Neenah Paper, Inc.	99,412	898
Olin Corp.	24,254	440
Olympic Steel, Inc. (Ñ)	12,900	295
OM Group, Inc. (Æ)(Ñ)	154,326	3,293
Owens-Illinois, Inc. (Æ)	14,000	320
PAN American Silver Corp. (Æ)	93,223	1,082
Penn Virginia GP Holdings, LP (Ñ)	8,772	200
Perini Corp. (Æ)(Ñ)	96,100	1,828
Quaker Chemical Corp.	3,800	73
Quanex Building Products Corp. (Ñ)	5,026	46
Quanta Services, Inc. (Æ)	231,895	4,582
Richmont Mines, Inc. (Æ)(Ñ)	32,672	54
Rock-Tenn Co. Class A	32,345	984
Rockwood Holdings, Inc. (Æ)	33,999	420
Rogers Corp. (Æ)	5,873	177

74	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Royal Gold, Inc. (Ñ)	43,400	1,251
RTI International Metals, Inc. (Æ)(Ñ)	20,600	325
Schulman A, Inc.	26,415	473
Sigma-Aldrich Corp.	9,200	403
Silgan Holdings, Inc.	18,326	853
Sims Group, Ltd. - ADR (Ñ)	91,285	896
Smurfit-Stone Container Corp. (Æ)	258,400	349
Spartech Corp.	14,500	92
Standard Register Co. (The) (Ñ)	20,200	164
Steel Dynamics, Inc.	90,016	1,073
Symyx Technologies (Æ)(Ñ)	354,845	1,565
Temple-Inland, Inc.	235,600	1,397
Tredegar Corp.	11,130	164
Trimas Corp. (Æ)	9,543	38
Universal Forest Products, Inc. (Ñ)	13,400	317
URS Corp. (Æ)	133,338	3,919
US Concrete, Inc. (Æ)(Ñ)	81,900	258
Wausau Paper Corp. (Ñ)	33,171	307
Xerium Technologies, Inc. (Ñ)	220,460	858

		98,318

Miscellaneous - 1.3%
Carlisle Cos., Inc.	92,200	2,144
Compass Diversified Holdings	7,101	87
Foster Wheeler, Ltd. (Æ)	39,624	1,086
Johnson Controls, Inc.	74,500	1,321
Kaman Corp. (Ñ)	100,646	2,569
Lancaster Colony Corp. (Ñ)	51,590	1,627
Teleflex, Inc.	84,882	4,498
Trinity Industries, Inc.	2,900	49
Walter Industries, Inc.	37,767	1,463
Wesco Financial Corp.	5,725	1,889

		16,733

Other Energy - 6.5%
Allis-Chalmers Energy, Inc. (Æ)(Ñ)	18,900	128
Arena Resources, Inc. (Æ)(Ñ)	38,900	1,186
Atlas America, Inc.	37,875	868
Atlas Pipeline Partners, LP (Ñ)	40,475	726
Atwood Oceanics, Inc. (Æ)	173,893	4,779
Berry Petroleum Co. Class A (Ñ)	22,447	523
Bolt Technology Corp. (Æ)(Ñ)	61,553	499
Brigham Exploration Co. (Æ)(Ñ)	271,431	2,128
Bronco Drilling Co., Inc. (Æ)(Ñ)	27,719	214
Cabot Oil & Gas Corp.	30,400	853
Callon Petroleum Co. (Æ)	13,327	137
Cameron International Corp. (Æ)	77,780	1,887
CARBO Ceramics, Inc. (Ñ)	49,860	2,157

	Principal Amount ($) or Shares	Market Value $
Carrizo Oil & Gas, Inc. (Æ)	40,625	950
Cimarex Energy Co. (Ñ)	103,570	4,190
Clayton Williams Energy, Inc. (Æ)	7,101	344
Complete Production Services, Inc. (Æ)	34,989	433
Comstock Resources, Inc. (Æ)	55,010	2,719
Concho Resources, Inc. (Æ)(Ñ)	86,386	1,836
Continental Resources, Inc. (Æ)(Ñ)	220,309	7,136
Core Laboratories NV (Ñ)	25,734	1,897
Dawson Geophysical Co. (Æ)(Ñ)	49,523	1,215
Denbury Resources, Inc. (Æ)	12,741	162
Dynegy, Inc. Class A (Æ)	35,800	130
Edge Petroleum Corp. (Æ)	5,601	3
Enbridge Energy Partners, LP Class A (Ñ)	49,270	1,908
Energy Partners, Ltd. (Æ)(Ñ)	58,531	253
EXCO Resources, Inc. (Æ)	254,440	2,338
Exterran Holdings, Inc. (Æ)(Ñ)	56,880	1,275
FMC Technologies, Inc. (Æ)	14,200	497
Foundation Coal Holdings, Inc.	2,744	57
Frontier Oil Corp.	198,300	2,619
Geokinetics, Inc. (Æ)	117,848	672
GMX Resources, Inc. (Æ)(Ñ)	30,275	1,143
Hornbeck Offshore Services, Inc. (Æ)(Ñ)	165,476	3,938
Hugoton Royalty Trust (Ñ)	92,036	2,301
JA Solar Holdings Co., Ltd. - ADR (Æ)(Ñ)	173,050	831
James River Coal Co. (Æ)(Ñ)	669	13
Mariner Energy, Inc. (Æ)	155,193	2,233
Matrix Service Co. (Æ)	9,527	117
McMoRan Exploration Co. (Æ)(Ñ)	12,383	176
Meridian Resource Corp. (Æ)(Ñ)	5,521	6
Mitcham Industries, Inc. (Æ)(Ñ)	9,923	54
Newpark Resources (Æ)	230,200	1,324
Oceaneering International, Inc. (Æ)	86,801	2,445
Oil States International, Inc. (Æ)	12,400	287
Omni Energy Services Corp. (Æ)(Ñ)	46,529	105
OSG America, LP	30,000	180
Parker Drilling Co. (Æ)(Ñ)	96,400	494
Patterson-UTI Energy, Inc. (Ñ)	115,581	1,534
Penn Virginia Corp.	41,219	1,532
Petroquest Energy, Inc. (Æ)(Ñ)	29,577	294
Pioneer Drilling Co. (Æ)	84	1
Reliant Energy, Inc. (Æ)	10,400	55
Rosetta Resources, Inc. (Æ)	2,382	25
Rowan Cos., Inc.	111,771	2,027
Stone Energy Corp. (Æ)	88,407	2,682

Russell U.S. Small & Mid Cap Fund	75

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Superior Energy Services, Inc. (Æ)	100,480	2,142
Swift Energy Co. (Æ)	72,000	2,310
Targa Resources Partners, LP (Ñ)	95,355	1,506
Teekay Tankers, Ltd. (Ñ)	72,500	881
TEPPCO Partners, LP (Ñ)	66,000	1,879
Union Drilling, Inc. (Æ)	14,300	78
Unit Corp. (Æ)	69,700	2,616
Whiting Petroleum Corp. (Æ)	29,400	1,528
XTO Energy, Inc.	44,861	1,613

		85,069

Producer Durables - 5.8%
Actuant Corp. Class A (Ñ)	35,670	640
Aerovironment, Inc. (Æ)(Ñ)	84,050	3,019
AGCO Corp. (Æ)(Ñ)	68,751	2,167
Altra Holdings, Inc. (Æ)	128,965	1,153
Ametek, Inc.	38,100	1,267
AO Smith Corp.	47,805	1,508
Argon ST, Inc. (Æ)(Ñ)	25,900	540
Arris Group, Inc. (Æ)	32,594	225
ATMI, Inc. (Æ)	2,109	26
AZZ, Inc. (Æ)(Ñ)	49,075	1,432
Baldor Electric Co. (Ñ)	6,347	111
Beazer Homes USA, Inc. (Æ)(Ñ)	60,200	191
Belden, Inc. (Ñ)	76,407	1,592
Cabot Microelectronics Corp. (Æ)	24,768	712
Canadian Solar, Inc. (Æ)(Ñ)	137,800	1,334
Cascade Corp. (Ñ)	7,500	248
Centex Corp. (Ñ)	167,500	2,052
Chart Industries, Inc. (Æ)	29,003	395
Cognex Corp.	19,375	310
Cohu, Inc. (Ñ)	83,998	1,188
Columbus McKinnon Corp. (Æ)	77,395	1,087
Crane Co.	11,669	191
CTS Corp. (Ñ)	58,009	405
Darling International, Inc. (Æ)	80,969	611
Donaldson Co., Inc. (Ñ)	50,920	1,790
Dover Corp.	19,600	623
DR Horton, Inc.	179,600	1,325
Ducommun, Inc.	9,100	184
DXP Enterprises, Inc. (Æ)	19,650	274
Electro Scientific Industries, Inc. (Æ)	361,840	3,029
EnPro Industries, Inc. (Æ)(Ñ)	26,691	593
Entegris, Inc. (Æ)	32,284	87
Esterline Technologies Corp. (Æ)	20,457	737
Federal Signal Corp. (Ñ)	106,500	906
Flowserve Corp.	15,800	899
Gardner Denver, Inc. (Æ)	56,581	1,450

	Principal Amount ($) or Shares	Market Value $
Graham Corp.	22,872	480
GT Solar International, Inc. (Æ)(Ñ)	76,300	352
Hardinge, Inc.	10,000	70
Herman Miller, Inc. (Ñ)	46,807	1,030
HNI Corp. (Ñ)	37,844	693
Hovnanian Enterprises, Inc. Class A (Æ)(Ñ)	114,082	489
InterDigital, Inc. (Æ)(Ñ)	2,808	61
Itron, Inc. (Æ)(Ñ)	39,778	1,928
Joy Global, Inc.	75,873	2,199
K-Tron International, Inc. (Æ)(Ñ)	10	1
Kennametal, Inc.	62,000	1,316
Kimball International, Inc. Class B (Ñ)	357,542	2,664
KLA-Tencor Corp. (Ñ)	57,012	1,326
Knoll, Inc.	7,117	103
Lam Research Corp. (Æ)	26,446	591
Lexmark International, Inc. Class A (Æ)(Ñ)	61,500	1,589
Lincoln Electric Holdings, Inc. (Ñ)	23,400	1,010
MasTec, Inc. (Æ)(Ñ)	113,426	989
MDC Holdings, Inc. (Ñ)	10,700	360
Measurement Specialties, Inc. (Æ)	1,610	17
MTS Systems Corp.	5,369	174
Mueller Water Products, Inc. Class B	17,581	116
Nordson Corp. (Ñ)	2,334	86
NVR, Inc. (Æ)(Ñ)	1,300	637
Park-Ohio Holdings Corp. (Æ)	6,162	47
Perceptron, Inc. (Æ)	354,025	1,501
Pitney Bowes, Inc.	65,503	1,623
Plantronics, Inc.	84,225	1,216
Powerwave Technologies, Inc. (Æ)(Ñ)	107,500	102
Pulte Homes, Inc. (Ñ)	95,600	1,065
Regal-Beloit Corp. (Ñ)	2,352	77
Ritchie Bros Auctioneers, Inc. (Ñ)	155,419	2,886
Robbins & Myers, Inc.	27,782	567
SBA Communications Corp. Class A (Æ)(Ñ)	150,133	3,151
Spirit Aerosystems Holdings, Inc. Class A (Æ)	78,700	1,269
Standex International Corp.	1,479	38
Steelcase, Inc. Class A (Ñ)	22,400	208
Sun Hydraulics Corp. (Ñ)	11,400	239
Suntech Power Holdings Co., Ltd. - ADR (Æ)(Ñ)	41,503	726
Technitrol, Inc. (Ñ)	223,500	1,290
Tecumseh Products Co. Class A (Æ)(Ñ)	72,614	1,345
Teradyne, Inc. (Æ)	38,708	197
Terex Corp. (Æ)	45,500	759
Thermadyne Holdings Corp. (Æ)(Ñ)	1,251	11

76	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Thomas & Betts Corp. (Æ)	56,263	1,336
Twin Disc, Inc.	5,275	41
Ultra Clean Holdings (Æ)	6,628	20
Ultratech, Inc. (Æ)(Ñ)	25,901	391
Varian Semiconductor Equipment Associates, Inc. (Æ)	95,450	1,873
Waters Corp. (Æ)	38,604	1,691
Watts Water Technologies, Inc. Class A (Ñ)	1,333	35
Woodward Governor Co.	9,600	308

		76,594

Technology - 13.0%
3Com Corp. (Æ)	478,705	1,307
Adaptec, Inc. (Æ)	633,064	2,032
ADC Telecommunications, Inc. (Æ)(Ñ)	139,800	886
Adtran, Inc. (Ñ)	63,767	969
Affiliated Computer Services, Inc. Class A (Æ)	48,400	1,984
Amdocs, Ltd. (Æ)	36,800	830
Amkor Technology, Inc. (Æ)(Ñ)	207,300	842
Amphenol Corp. Class A	152,245	4,362
Ansys, Inc. (Æ)	130,016	3,722
Applied Micro Circuits Corp. (Æ)	120,300	615
Arrow Electronics, Inc. (Æ)	159,200	2,778
Autodesk, Inc. (Æ)	91,042	1,940
Avnet, Inc. (Æ)	148,700	2,489
Avocent Corp. (Æ)(Ñ)	54,017	811
AVX Corp. (Ñ)	171,100	1,543
Benchmark Electronics, Inc. (Æ)	117,800	1,412
Blackboard, Inc. (Æ)	55,300	1,354
Broadcom Corp. Class A (Æ)	67,319	1,150
CACI International, Inc. Class A (Æ)	4,510	186
Cavium Networks, Inc. (Æ)(Ñ)	104,275	1,328
Celestica, Inc. (Æ)(Ñ)	167,251	835
Check Point Software Technologies, Ltd. (Æ)	83,500	1,688
Ciber, Inc. (Æ)	185,900	1,004
ClearOne Communications, Inc. (Æ)	333	1
Cognizant Technology Solutions Corp. Class A (Æ)	58,810	1,129
Coherent, Inc. (Æ)(Ñ)	12,929	327
Commvault Systems, Inc. (Æ)	14,557	156
Compuware Corp. (Æ)	117,300	748
COMSYS IT Partners, Inc. (Æ)	5,604	34
Concur Technologies, Inc. (Æ)(Ñ)	78,125	1,971
Constant Contact, Inc. (Æ)(Ñ)	89,225	1,072
Cray, Inc. (Æ)	3,269	10
CSG Systems International, Inc. (Æ)	136,811	2,275

	Principal Amount ($) or Shares	Market Value $
Cubic Corp. (Ñ)	31,300	696
Daktronics, Inc. (Ñ)	8,240	82
Digital River, Inc. (Æ)(Ñ)	27,105	672
DSP Group, Inc. (Æ)	3,851	24
Electronics for Imaging, Inc. (Æ)(Ñ)	52,705	559
Emulex Corp. (Æ)	121,893	1,158
Equinix, Inc. (Æ)(Ñ)	30,439	1,900
Extreme Networks (Æ)(Ñ)	14,879	27
F5 Networks, Inc. (Æ)(Ñ)	101,620	2,522
First Solar, Inc. (Æ)(Ñ)	3,075	442
Flextronics International, Ltd. (Æ)	693,430	2,899
Flir Systems, Inc. (Æ)(Ñ)	178,515	5,730
Gartner, Inc. (Æ)(Ñ)	37,906	698
Gerber Scientific, Inc. (Æ)	14,400	69
Harris Stratex Networks, Inc. Class A (Æ)	4,999	33
Hittite Microwave Corp. (Æ)	48,234	1,581
Hutchinson Technology, Inc. (Æ)	18,900	129
II-VI, Inc. (Æ)	7,779	219
Imation Corp. (Ñ)	40,658	501
Informatica Corp. (Æ)	158,800	2,231
Ingram Micro, Inc. Class A (Æ)	147,400	1,965
Integrated Device Technology, Inc. (Æ)	328,858	2,092
International Rectifier Corp. (Æ)	178,323	2,753
Interwoven, Inc. (Æ)	84,333	1,063
ION Geophysical Corp. (Æ)(Ñ)	73,338	481
IPG Photonics Corp. (Æ)	33,300	473
IXYS Corp.	471	4
Jabil Circuit, Inc.	112,900	950
JDA Software Group, Inc. (Æ)	45,955	656
Lattice Semiconductor Corp. (Æ)	9,253	17
Lawson Software, Inc. (Æ)	10,286	55
LTX-Credence Corp. (Æ)(Ñ)	199,604	124
Mantech International Corp. Class A (Æ)	48,300	2,605
McAfee, Inc. (Æ)	15,332	499
Mentor Graphics Corp. (Æ)(Ñ)	174,026	1,277
Methode Electronics, Inc.	43,400	329
Micrel, Inc.	467,900	3,439
Microchip Technology, Inc. (Ñ)	92,635	2,282
Micros Systems, Inc. (Æ)(Ñ)	153,414	2,613
Microsemi Corp. (Æ)(Ñ)	198,795	4,322
MicroStrategy, Inc. Class A (Æ)	12,606	496
Monolithic Power Systems, Inc. (Æ)	166,300	2,825
NAM TAI Electronics, Inc.	305,234	2,320
NCR Corp. (Æ)	133,633	2,443
Ness Technologies, Inc. (Æ)	98,800	730
Netezza Corp. (Æ)	85,775	832

Russell U.S. Small & Mid Cap Fund	77

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Netlogic Microsystems, Inc. (Æ)(Ñ)	224,395	4,739
Nice Systems, Ltd. - ADR (Æ)	244,184	5,460
Nvidia Corp. (Æ)	139,100	1,219
OSI Systems, Inc. (Æ)(Ñ)	109,640	1,261
Park Electrochemical Corp.	6,544	142
Pegasystems, Inc.	10,162	133
PerkinElmer, Inc.	150,245	2,695
Perot Systems Corp. Class A (Æ)	11,895	171
Plexus Corp. (Æ)	21,300	397
QLogic Corp. (Æ)	93,100	1,119
Quantum Corp. (Æ)	52,900	15
Rackable Systems, Inc. (Æ)	27,719	198
Rackspace Hosting, Inc. (Æ)(Ñ)	110,620	629
RealNetworks, Inc. (Æ)	51,469	220
SAIC, Inc. (Æ)	89,961	1,662
Sanmina-SCI Corp. (Æ)	895,900	672
Scansource, Inc. (Æ)(Ñ)	30,876	613
Seagate Technology	116,082	786
Secure Computing Corp. (Æ)(Ñ)	64,963	368
Semtech Corp. (Æ)	4,890	59
Sierra Wireless, Inc. (Æ)(Ñ)	143,556	1,256
Silicon Image, Inc. (Æ)	147,215	673
Skyworks Solutions, Inc. (Æ)	110,600	789
Solera Holdings, Inc. (Æ)(Ñ)	154,971	3,857
SPSS, Inc. (Æ)(Ñ)	4,800	112
Standard Microsystems Corp. (Æ)	13,163	237
Stanley, Inc. (Æ)(Ñ)	54,000	1,850
Starent Networks Corp. (Æ)(Ñ)	28,431	283
Sunpower Corp. Class A (Æ)(Ñ)	32,675	1,276
Sybase, Inc. (Æ)(Ñ)	178,514	4,754
SYKES Enterprises, Inc. (Æ)	851	14
Synaptics, Inc. (Æ)(Ñ)	37,668	1,164
Synchronoss Technologies, Inc. (Æ)(Ñ)	37,618	292
Syniverse Holdings, Inc. (Æ)	302,000	5,678
SYNNEX Corp. (Æ)(Ñ)	14,100	218
Tekelec (Æ)(Ñ)	45,534	578
Tellabs, Inc. (Æ)	325,516	1,380
TIBCO Software, Inc. (Æ)	71,384	368
Tier Technologies, Inc. Class B (Æ)	495,111	2,961
Trimble Navigation, Ltd. (Æ)	108,467	2,231
TriQuint Semiconductor, Inc. (Æ)	121,133	543
TTM Technologies, Inc. (Æ)(Ñ)	8	—
Tyler Technologies, Inc. (Æ)(Ñ)	94,447	1,284
Unisys Corp. (Æ)	202,605	308
Utstarcom, Inc. (Æ)	9,780	23
Verint Systems, Inc. (Æ)	80,981	830
Vignette Corp. (Æ)	21,858	178
Vishay Intertechnology, Inc. (Æ)	760,548	3,278

	Principal Amount ($) or Shares	Market Value $
Vocus, Inc. (Æ)(Ñ)	111,257	1,872
Volterra Semiconductor Corp. (Æ)(Ñ)	70,900	669
Western Digital Corp. (Æ)	74,800	1,234
White Electronic Designs Corp. (Æ)	809,182	3,229
Xilinx, Inc. (Ñ)	92,100	1,697
Zoran Corp. (Æ)(Ñ)	14,400	117

		171,398

Utilities - 4.0%
AGL Resources, Inc.	38,200	1,161
Alliant Energy Corp.	22,000	646
Atlantic Tele-Network, Inc.	14,500	353
Atmos Energy Corp.	118,200	2,869
Avista Corp. (Ñ)	182,240	3,619
Black Hills Corp.	26,406	667
California Water Service Group (Ñ)	39,500	1,484
Centennial Communications Corp. (Æ)	47,131	168
CenturyTel, Inc.	70,600	1,773
Cincinnati Bell, Inc. (Æ)	174,814	418
Cleco Corp.	158,108	3,638
CMS Energy Corp.	89,300	915
El Paso Electric Co. (Æ)	55,702	1,032
El Paso Pipeline Partners, LP (Ñ)	103,500	1,838
EW Scripps Co. Class A (Ñ)	261,918	1,218
Frontier Communications Corp. (Ñ)	196,750	1,497
Idacorp, Inc. (Ñ)	188,460	5,024
Integrys Energy Group, Inc.	4,100	195
Iowa Telecommunications Services, Inc. (Ñ)	38,286	579
Laclede Group, Inc. (The) (Ñ)	22,069	1,155
MDU Resources Group, Inc.	32,600	594
MGE Energy, Inc.	2,600	93
New Jersey Resources Corp. (Ñ)	55,299	2,059
Nicor, Inc. (Ñ)	28,700	1,326
NII Holdings, Inc. (Æ)	75,280	1,939
NiSource, Inc.	20,900	271
Northwest Natural Gas Co. (Ñ)	10,300	524
NTELOS Holdings Corp.	28,724	747
Oneok, Inc.	10,200	325
Otter Tail Corp.	91,400	2,146
Pepco Holdings, Inc.	38,200	789
Pike Electric Corp. (Æ)	21,185	185
Portland General Electric Co.	45,000	923
Premiere Global Services, Inc. (Æ)	34,300	341
Southwest Gas Corp.	196,896	5,143
Southwest Water Co. (Ñ)	21,900	175
TECO Energy, Inc. (Ñ)	42,200	487
UGI Corp.	165,000	3,939

78	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

US Cellular Corp. (Æ)	6,300	241
USA Mobility, Inc. (Æ)(Ñ)	35,166	339
Westar Energy, Inc.	11,500	224
WGL Holdings, Inc. (Ñ)	10,300	332

		53,391

Total Common Stocks
(cost $1,568,970)		1,176,029

Short-Term Investments - 6.0%
Russell Investment Company Russell Money Market Fund	65,540,001	65,540
United States Treasury Bills (ç)(ž)(§)
0.041% due 12/18/08	10,500	10,499
0.487% due 12/18/08	2,000	1,999
0.609% due 12/18/08	500	500
0.670% due 12/18/08	500	499

Total Short-Term Investments
(cost $79,037)		79,037

Other Securities - 28.1%
Russell Investment Company Russell Money Market Fund (×)	175,152,339	175,152
State Street Securities Lending Quality Trust (×)	194,788,521	194,789

Total Other Securities
(cost $369,941)		369,941

Total Investments - 123.3%
(identified cost $2,017,948)		1,625,007

Other Assets and Liabilities, Net - (23.3%)		(307,138)

Net Assets - 100.0%		1,317,869

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small & Mid Cap Fund	79

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index (CME)	2,478	USD	132,945	12/08	(23,262)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(23,262)

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets
Auto and Transportation	3.8
Consumer Discretionary	16.0
Consumer Staples	1.7
Energy	— *
Financial Services	14.9
Health Care	14.6
Integrated Oils	0.1
Materials and Processing	7.5
Miscellaneous	1.3
Other Energy	6.5
Producer Durables	5.8
Technology	13.0
Utilities	4.0
Short-Term Investments	6.0
Other Securities	28.1

Total Investments	123.3
Other Assets and Liabilities, Net	(23.3)

100.0

Futures Contracts	(1.8)

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

80	Russell U.S. Small & Mid Cap Fund

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Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell International Developed Markets Fund - Class A ‡
	Total Return
1 Year	(51.24)%
5 Years	1.41	%§
10 Years	1.09	%§

Russell International Developed Markets Fund - Class C ‡‡
	Total Return
1 Year	(48.33)%
5 Years	2.59	%§
10 Years	1.67	%§

Russell International Developed Markets Fund - Class E ‡‡‡
	Total Return
1 Year	(48.26)%
5 Years	2.62	%§
10 Years	1.69	%§

Russell International Developed Markets Fund - Class I
	Total Return
1 Year	(48.14)%
5 Years	2.87	%§
10 Years	1.90	%§

Russell International Developed Markets Fund - Class S ‡‡‡‡
	Total Return
1 Year	(48.14)%
5 Years	2.87	%§
10 Years	1.90	%§

Russell International Developed Markets Fund - Class Y ‡‡‡‡‡
	Total Return
1 Year	(48.08)%
5 Years	2.94	%§
10 Years	1.97	%§

MSCI EAFE® Index Net (USD) **
	Total Return
1 Year	(46.62)%
5 Years	3.60	%§
10 Years	1.67	%§

82	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell International Developed Markets Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has nine money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long-term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell International Developed Markets Fund Class A, Class C, Class E, Class I, Class S and Class Y lost 48.26%, 48.33%, 48.26%, 48.14%, 48.14% and 48.08%, respectively. This compared to the MSCI EAFE® Index Net (USD), which lost 46.62% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class A, Class C and Class S Shares commenced operations on September 2, 2008. The returns shown for the new Classes prior to September 2, 2008 are the returns of Class E Shares for Class A and Class C Shares and Class I Shares for Class S Shares.

For the year ending October 31, 2008, the Lipper® International Multi Cap-Core Funds Average lost 47.21%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Market volatility had a negative impact on the Fund. Although the Fund’s money managers expected the global economic environment to slow, they did not predict the extent of ongoing negative news and the volatile nature of the market’s reaction. The Fund’s money managers emphasize fundamentals at the stock-level. During the year, the market was one where sentiment, not fundamentals drove performance. As a result, the periods when markets were especially volatile or going through a period of uncertainty were particularly challenging for the Fund’s money managers. The opening weeks in January, when markets sold off after a strong fourth quarter, the end of February, when hedge funds de-levered positions amid sub-prime lending concerns and finally at the end of September, when the U.S. government was considering a bailout plan to help banks were the worst periods for the Fund in the 12 month period.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s multi-style discipline provided some risk control in the period given the extreme variability in investment style and market leadership during the fiscal year. Early in the fiscal year, the strongest gains came from the Fund’s growth managers, particularly Axiom International Investors LLC, Marsico Capital Management, LLC and UBS Global Asset Management (Americas) Inc. These were the managers, however, that significantly underperformed in the latter part of the fiscal year, as market trends reversed to reward managers whose portfolios had defensive characteristics. MFS Institutional Advisors, Inc.’s focus on high quality, consistent growth companies and Mondrian Investment Partners Ltd.’s defensive value oriented approach led them to outperform the market during the latter part of the fiscal year, and as a result, fared better than the Fund’s other managers over the entire period.

At the sector level, the Fund benefited from effective sector positioning, with an overweight to consumer staples and underweight to financials. Stock selection, however, particularly in the consumer discretionary stocks, had the largest negative impact on Fund’s performance for the period. The Fund was positioned with expectations for moderation in economic activity. However, managers’ attempts to select stocks with the potential to positively surprise in this environment were not rewarded due to a convergence of more dire economic trends and extremely negative market sentiment. The Fund’s stock selection was particularly ineffective within automakers, retailers and homebuilders. The underweight to Volkswagen, in particular, was the single worst contributor to the Fund’s performance, as shares of Volkswagen rose more than 300% in two days in October 2008 as hedge funds closed short positions after Porsche unexpectedly announced that it planned to raise its stake in Volkswagen to 75%.

At the regional level, the Fund’s exposure to non-benchmark securities, particularly in Emerging Markets, detracted from performance. Underweights to some of the weaker segments of the Pacific ex-Japan market added value as the Fund was effectively positioned with underweight positions in the region’s bank stocks.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the

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Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. The select holdings strategy was slightly behind the benchmark over the fiscal year period.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2008	Styles
AllianceBernstein L.P.	Value
Altrinsic Global Advisors, LLC	Value
AQR Capital Management, LLC	Market-Oriented
Axiom International Investors LLC	Growth
Marsico Capital Management, LLC	Growth
MFS Institutional Advisors, Inc.	Market-Oriented
Mondrian Investment Partners Limited	Value
UBS Global Asset Management (Americas) Inc.	Growth
Wellington Management Company, LLP	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1998.

**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value- weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class A Shares. Had it done so, the returns shown for that period would have been lower. The returns shown for Class A Shares from May 14, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class I and Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of Rule 12b-1 distribution and shareholder services fees that apply to Class C Shares. The returns shown for Class C Shares from May 14, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class I and Class E Shares.

‡‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

84	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$681.70	$1,006.05
Expenses Paid During Period*	$1.81	$2.15

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$680.80	$1,004.84
Expenses Paid During Period*	$2.82	$3.37

*	Expenses are equal to the Fund’s annualized expense ratio of 2.05% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$580.90	$1,019.20
Expenses Paid During Period*	$4.69	$5.99

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

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Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$581.80	$1,020.46
Expenses Paid During Period*	$3.70	$4.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$682.10	$1,006.46
Expenses Paid During Period*	$1.46	$1.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$582.10	$1,020.66
Expenses Paid During Period*	$3.54	$4.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

86	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 86.1%
Australia - 3.3%
ABC Learning Centres, Ltd. (Æ)	43,374	16
AGL Energy, Ltd.	35,149	327
Allco Finance Group, Ltd. (Æ)(Ñ)	446,809	42
Amcor, Ltd.	1,781,889	6,891
AMP, Ltd.	799,625	2,924
Ansell, Ltd. - GDR	98,436	827
APN News & Media, Ltd. (Æ)	25,715	41
Asciano Group	26,747	38
Austereo Group, Ltd.	6,807	6
Australia & New Zealand Banking Group, Ltd. (Ñ)	251,579	2,922
AWB, Ltd.	124,071	217
Babcock & Brown, Ltd.	244,838	213
BHP Billiton, Ltd.	394,311	7,576
BlueScope Steel, Ltd.	155,288	456
Caltex Australia, Ltd. (Ñ)	38,500	241
Centennial Coal Co., Ltd. (Ñ)	235,086	551
CFS Retail Property Trust (ö)(Ñ)	45,383	62
Commonwealth Bank of Australia (Ñ)	93,055	2,531
Crown, Ltd.	10,265	46
CSL, Ltd.	1,097,574	26,752
Dexus Property Group (ö)	149,393	75
Downer EDI, Ltd.	88,771	289
Felix Resources, Ltd. (Ñ)	27,031	214
Flight Centre, Ltd. (Ñ)	8,810	82
Fortescue Metals Group, Ltd. (Æ)	49,305	98
Foster’s Group, Ltd.	3,233,439	12,326
Goodman Group (ö)(Ñ)	37,682	24
GPT Group (ö)	55,039	27
Incitec Pivot, Ltd.	10,373	28
Lend Lease Corp., Ltd.	286,500	1,336
Macquarie Airports	438,419	627
Macquarie Group, Ltd. (Æ)(Ñ)	14,856	293
Macquarie Infrastructure Group (Ñ)	904,936	1,185
Macquarie Office Trust (ö)(Ñ)	46,031	9
Metcash, Ltd.	79,851	215
Mirvac Group (ö)	17,822	19
National Australia Bank, Ltd. (Ñ)	1,065,898	17,298
Newcrest Mining, Ltd.	19,638	273
Orica, Ltd.	18,304	237
Origin Energy, Ltd.	44,727	467
Oxiana, Ltd. (Æ)	1,257,442	793
PaperlinX, Ltd.	359,956	337
Qantas Airways, Ltd.	485,945	786
QBE Insurance Group, Ltd. (Ñ)	102,034	1,759
Rio Tinto, Ltd. (Ñ)	64,255	3,325

	Principal Amount ($) or Shares	Market Value $
Santos, Ltd.	68,747	626
Sigma Pharmaceuticals, Ltd.	30,022	25
Sons of Gwalia, Ltd. (Æ)(Ñ)(ß)	57,200	—
SP AusNet	146,514	107
St. George Bank, Ltd.	28,393	530
Stockland (ö)	58,031	157
Suncorp-Metway, Ltd.	116,271	624
TABCORP Holdings, Ltd.	70,319	321
Telstra Corp., Ltd.	6,826,999	18,745
Wesfarmers, Ltd. (Ñ)	267,036	3,817
Wesfarmers, Ltd.	4,139	59
Westfield Group (ö)	97,371	1,082
Westpac Banking Corp. (Ñ)	138,711	1,912
Woolworths, Ltd.	85,602	1,586

		124,392

Austria - 0.2%
Erste Bank der Oesterreichischen Sparkassen AG (Ñ)	183,935	4,979
Voestalpine AG	78,600	1,922

		6,901

Belgium - 0.6%
Belgacom SA	74,970	2,565
Colruyt SA	21,013	4,722
Compagnie Nationale A Portefeuille	9,132	493
Delhaize Group	48,350	2,720
Euronav NV (Æ)	8,841	129
Fortis	1,167,172	1,374
Fortis (Æ)	255,564	3
Hansen Transmissions International NV (Æ)(Ñ)	1,445,475	2,444
InBev NV (Ñ)	40,527	1,634
KBC Groep NV	2,075	90
Solvay SA (Ñ)	42,700	3,980
Tessenderlo Chemie NV	7,860	311
Umicore	52,465	940

		21,405

Bermuda - 0.6%
Arch Capital Group, Ltd. (Æ)	10,700	746
Benfield Group, Ltd.	1,460,574	7,952
Cheung Kong Infrastructure Holdings, Ltd.	58,000	211
Chinese Estates Holdings, Ltd.	149,000	113
Esprit Holdings, Ltd.	881,876	4,951
Giordano International, Ltd.	360,632	65
Great Eagle Holdings, Ltd.	28,000	32

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Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Guoco Group, Ltd.	3,000	18
Hongkong Land Holdings, Ltd. (Æ)	25,000	67
Jardine Matheson Holdings, Ltd.	254,559	6,033
Jardine Strategic Holdings, Ltd.	5,000	60
Li & Fung, Ltd. (Ñ)	1,469,000	2,954
Midland Holdings, Ltd.	91,333	37
Mongolia Energy Co. ltd (Æ)	65,000	27
Noble Group, Ltd. (Æ)(Ñ)	316,000	228
Orient Overseas International, Ltd. (Æ)(Ñ)	21,400	38
Pacific Basin Shipping, Ltd. (Ñ)	266,000	139
Seadrill, Ltd. (Ñ)	30,150	289
Texwinca Holdings, Ltd. (Ñ)	104,000	49
VTech Holdings, Ltd. (Ñ)	36,248	135

		24,144

Brazil - 0.7%
Banco do Brasil SA	43,800	299
Cia Vale do Rio Doce - ADR	147,000	1,929
Gafisa SA (Æ)	476,497	3,356
Petroleo Brasileiro SA - ADR	390,081	10,489
Unibanco - Uniao de Bancos Brasileiros SA - GDR (Æ)	158,875	10,022

		26,095

Canada - 1.8%
Barrick Gold Corp. (Æ)	25,400	581
Barrick Gold Corp.	160,100	3,637
Canadian Imperial Bank of Commerce	110,200	4,998
Canadian National Railway Co.	132,290	5,723
Canadian Natural Resources, Ltd.	35,300	1,781
EnCana Corp.	72,300	3,673
Fairfax Financial Holdings, Ltd. (Ñ)	11,800	3,241
Gerdau Ameristeel Corp. (Ñ)	38,900	208
Inmet Mining Corp.	24,300	545
Methanex Corp. (Ñ)	106,715	1,212
National Bank of Canada	8,400	315
Nexen, Inc.	87,400	1,388
Petro-Canada	150,500	3,763
Potash Corp. of Saskatchewan	93,000	7,929
Research In Motion, Ltd. (Æ)	54,900	2,769
Rogers Communications, Inc. Class B	692,037	20,090
Royal Bank of Canada - GDR (Ñ)	117,800	4,578
Sun Life Financial, Inc.	28,900	680
Talisman Energy, Inc.	144,800	1,431
Teck Cominco, Ltd. Class B (Ñ)	51,024	508

		69,050

	Principal Amount ($) or Shares	Market Value $

Cayman Islands - 0.1%
Ctrip.com International, Ltd. - ADR (Ñ)	89,300	2,731
Hutchison Telecommunications International, Ltd. (Æ)(Ñ)	96,043	104
Parkson Retail Group, Ltd. (Ñ)	1,765,500	1,620

		4,455

China - 0.1%
China Communications Construction Co., Ltd. Class H	1,000,000	699
China Petroleum & Chemical Corp. Class H	3,524,000	2,328

		3,027

Czech Republic - 0.1%
Komercni Banka A.S.	19,168	2,877

Denmark - 0.8%
AP Moller - Maersk A/S (Æ)	317	1,836
Carlsberg A/S Class B	31,267	1,238
D/S Norden	19,282	593
Genmab A/S (Æ)	6,764	306
H Lundbeck A/S	7,600	135
Novo Nordisk A/S Series B	173,148	9,269
Vestas Wind Systems A/S (Æ)	430,320	17,713

		31,090

Finland - 0.9%
Fortum OYJ (Æ)	173,948	4,282
Konecranes OYJ	43,236	739
Nokia OYJ	1,213,272	18,506
Outokumpu OYJ (Ñ)	13,251	138
Outotec OYJ	23,844	321
Stora Enso OYJ Class R (Ñ)	405,000	3,798
UPM-Kymmene OYJ	467,439	6,622

		34,406

France - 10.7%
Accor SA (Ñ)	128,560	5,009
Air France-KLM (Æ)	42,700	616
Air Liquide (Ñ)	123,927	10,681
Alcatel-Lucent (Æ)(Ñ)	151,311	392
Alcatel-Lucent - ADR (Æ)(Ñ)	302,856	778
Alstom	126,357	6,280
Areva SA (Æ)(Ñ)	388	196
AXA SA	828,204	15,960

88	Russell International Developed Markets Fund

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Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BioMerieux (Æ)	2,340	190
BNP Paribas (Ñ)	536,910	38,975
Bouygues (Æ)	2,722	116
Carrefour SA (Æ)(Ñ)	541,764	22,894
Christian Dior SA	15,234	924
Cie de Saint-Gobain (Æ)(Ñ)	185,563	7,165
Cie Generale de Geophysique -Veritas (Æ)(Ñ)	204,252	3,293
Ciments Francais SA (Æ)	3,315	241
CNP Assurances (Æ)	28,293	2,280
Compagnie Generale des Etablissements Michelin Class B (Æ)	81,660	4,206
Credit Agricole SA (Ñ)	401,895	5,860
EDF Energies Nouvelles SA (Ñ)	41,291	1,290
Eramet (Æ)	3,383	679
France Telecom SA (Ñ)	1,139,871	28,764
Gaz de France SA (Ñ)	709,829	31,607
GDF Suez (Æ)	55,671	1
Iliad SA (Æ)(Ñ)	2,120	167
JC Decaux SA (Æ)(Ñ)	153,687	2,676
L’Oreal SA	71,858	5,432
Lafarge SA (Æ)(Ñ)	2,209	146
Lagardere SCA (Æ)	95,200	3,785
Legrand SA (Æ)(Ñ)	281,410	4,690
LVMH Moet Hennessy Louis Vuitton SA (Ñ)	220,164	14,689
M6 Metropole Television (Ñ)	19,531	308
Nexans SA (Æ)	19,363	1,106
Pernod-Ricard SA (Ñ)	109,986	7,166
PPR (Æ)(Ñ)	59,543	3,792
Renault SA (Æ)	268,110	8,233
Sanofi-Aventis SA (Æ)(Ñ)	400,306	25,196
Schneider Electric SA (Æ)(Ñ)	161,236	9,699
SEB SA	1,711	58
Societe BIC SA	1,078	57
Societe Generale (Æ)	286,100	15,709
Sodexho Alliance SA (Æ)	22,350	1,071
Suez Environnement SA (Æ)	84,460	1,624
Suez SA (Æ)	9,358	—
Teleperformance - GDR (Æ)	57,785	1,247
Thales SA	139,676	5,607
Total SA	1,213,844	66,670
Total SA - ADR (Ñ)	137,200	7,606
UbiSoft Entertainment (Æ)	22,503	1,189
Unibail-Rodamco (ö)(Ñ)	1,328	200
Valeo SA (Æ)(Ñ)	106,014	1,842
Vallourec	21,450	2,412

	Principal Amount ($) or Shares	Market Value $
Veolia Environnement (Æ)(Ñ)	36,295	891
Vivendi (Æ)	722,060	18,886

		400,551

Germany - 6.4%
Adidas AG (Æ)	119,829	4,193
Allianz SE	159,865	11,972
AMB Generali Holding AG (Æ)	283	29
Arques Industries AG (Æ)(Ñ)	14,861	53
BASF SE (Æ)	330,180	11,095
Bayer AG	392,676	21,552
Bayerische Motoren Werke AG	71,832	1,859
Beiersdorf AG (Æ)	21,870	1,156
Celesio AG (Æ)	20,000	594
Commerzbank AG (Æ)	162,984	1,746
Daimler AG	79,594	2,748
Demag Cranes AG	4,456	85
Deutsche Bank AG (Æ)(Ñ)	275,775	10,476
Deutsche Boerse AG	100,673	8,039
Deutsche Lufthansa AG (Æ)	303,900	4,269
Deutsche Postbank AG (Æ)(Ñ)	7,180	147
Deutsche Telekom AG	2,450,158	36,469
E.ON AG	499,611	19,069
Fielmann AG	1,866	104
Fresenius Medical Care AG & Co. KGaA (Æ)	117,750	5,284
Gildemeister AG (Æ)	33,161	319
Hannover Rueckversicherung AG (Æ)(Ñ)	82,170	2,077
Infineon Technologies AG (Æ)	587,200	1,861
KUKA AG Class A (Ñ)	9,327	164
Lanxess AG	77,596	1,190
Linde AG	259,233	21,464
MAN AG (Æ)	14,010	690
Merck KGaA	91,460	8,098
Metro AG (Æ)	151,496	4,882
MTU Aero Engines Holding AG (Æ)	26,447	519
Muenchener Rueckversicherungs AG	60,524	7,918
RWE AG	246,938	20,530
Salzgitter AG	3,138	207
SAP AG	235,881	8,387
Siemens AG	61,996	3,709
Solarworld AG (Ñ)	45,747	1,158
Stada Arzneimittel AG (Ñ)	19,898	614
Suedzucker AG (Ñ)	106,088	1,187
Symrise AG (Æ)	474,347	5,869
Tognum AG	36,433	399
TUI AG (Ñ)	93,462	1,147

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United Internet AG (Ñ)	188,384	1,701
Volkswagen AG (Ñ)	3,131	1,998
Wacker Chemie AG	17,054	1,883
Wincor Nixdorf AG	19,481	849

		239,759

Greece - 0.0%
National Bank of Greece SA (Æ)	53,577	1,193

Hong Kong - 0.9%
BOC Hong Kong Holdings, Ltd. (Ñ)	296,333	332
Cheung Kong Holdings, Ltd.	698,730	6,804
China Mobile, Ltd. (Ñ)	199,000	1,746
CITIC International Financial Holdings, Ltd. (Æ)	92,000	58
CLP Holdings, Ltd. (Ñ)	485,300	3,296
CNOOC, Ltd.	4,235,650	3,469
Fubon Bank Hong Kong, Ltd.	26,000	5
Hang Lung Group, Ltd. (Ñ)	53,462	174
Hang Seng Bank, Ltd. (Ñ)	46,100	572
Henderson Land Development Co., Ltd. (Ñ)	24,000	85
Hong Kong Exchanges and Clearing, Ltd. (Æ)(Ñ)	8,054	82
Hongkong & Shanghai Hotels (The) (Æ)	4,000	4
HongKong Electric Holdings (Ñ)	1,896,900	10,242
Hopewell Holdings	79,000	241
Hutchison Whampoa, Ltd.	147,500	807
Hysan Development Co., Ltd.	137,000	212
Industrial and Commercial Bank of China Asia, Ltd.	51,000	53
Link REIT (The) (ö)(Ñ)	111,000	193
Minmetals Resources, Ltd.	136,000	14
MTR Corp. (Æ)(Ñ)	79,000	177
New World Development, Ltd. (Ñ)	97,000	82
Sun Hung Kai Properties, Ltd.	77,333	665
Swire Pacific, Ltd. (Ñ)	49,321	344
Television Broadcasts, Ltd.	32,334	89
Wharf Holdings, Ltd.	2,152,196	4,227
Wheelock & Co., Ltd. (Ñ)	158,068	238
Wing Hang Bank, Ltd. (Æ)(Ñ)	25,500	119

		34,330

India - 0.3%
ICICI Bank, Ltd. - ADR (Ñ)	299,622	5,120
Infosys Technologies, Ltd.	129,360	3,684
Infosys Technologies, Ltd. - ADR (Ñ)	7,450	218

	Principal Amount ($) or Shares	Market Value $
Satyam Computer Services, Ltd.	129,860	814
Satyam Computer Services, Ltd. - ADR (Ñ)	64,080	1,008
State Bank of India, Ltd. - GDR	24,500	1,132

		11,976

Israel - 1.0%
Check Point Software Technologies (Æ)	162,000	3,276
Teva Pharmaceutical Industries, Ltd. - ADR (Ñ)	784,728	33,649

		36,925

Italy - 1.8%
A2A SpA (Æ)(Ñ)	785,600	1,436
Alleanza Assicurazioni SpA (Æ)	629,166	4,199
Ansaldo STS SpA	261,061	3,346
Banco Popolare SC	40,029	499
Buzzi Unicem SpA (Æ)	18,846	229
Credito Emiliano SpA	14,758	94
Davide Campari-Milano SpA (Æ)(Ñ)	29,242	202
ENI SpA	731,434	17,429
Esprinet SpA Class A (Ñ)	8,802	30
Fiat SpA (Ñ)	60,222	480
Fondiaria-Sai SpA (Æ)	134,482	2,529
Indesit Co. SpA (Æ)	53,318	435
Intesa Sanpaolo SpA (Æ)	5,046,677	18,462
Maire Tecnimont SpA	46,561	85
Mediaset SpA (Æ)(Ñ)	242,992	1,319
Milano Assicurazioni SpA (Æ)	57,319	187
Parmalat Finanziaria SpA (Æ)(Ñ)(ß)	88,400	—
Pirelli & C SpA	924,216	327
Telecom Italia SpA (Æ)(Ñ)	2,580,800	2,971
Terna Rete Elettrica Nazionale SpA	585,758	1,893
Trevi Finanziaria SpA (Ñ)	2,078	24
UniCredit SpA	4,901,061	11,974
Unione di Banche Italiane SCPA (Æ)	10,093	170

		68,320

Japan - 17.4%
77 Bank, Ltd. (The)	75,000	356
Acom Co., Ltd. (Æ)(Ñ)	50	2
Aeon Credit Service Co., Ltd. (Ñ)	262,700	2,854
Aiful Corp. (Æ)(Ñ)	96,700	460
Aisin Seiki Co., Ltd.	31,600	549
Alfresa Holdings Corp. (Ñ)	5,100	224
Alps Electric Co., Ltd. (Ñ)	201,400	1,093
Astellas Pharma, Inc.	404,200	16,524

90	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Bank of Yokohama, Ltd. (The)	1,113,546	5,345
Bridgestone Corp. (Ñ)	315,700	5,471
Brother Industries, Ltd. (Ñ)	76,500	534
Calsonic Kansei Corp.	149,000	257
Canon Marketing Japan, Inc. (Ñ)	52,900	885
Canon, Inc.	1,146,950	39,468
Central Glass Co., Ltd.	194,000	626
Chubu Electric Power Co., Inc. (Æ)	14,500	382
Circle K Sunkus Co., Ltd. (Ñ)	43,000	733
Coca-Cola West Holdings Co., Ltd. (Ñ)	19,800	396
COMSYS Holdings Corp. (Ñ)	122,000	883
Credit Saison Co., Ltd. (Æ)	22,400	236
Dai Nippon Printing Co., Ltd.	107,000	1,260
Daiei, Inc. (The) (Æ)(Ñ)	55,350	268
Daifuku Co., Ltd. (Æ)	58,000	319
Daiichi Sankyo Co., Ltd.	74,600	1,527
Daikin Industries, Ltd.	161,500	3,630
Daishi Bank, Ltd. (The)	74,000	286
Daito Trust Construction Co., Ltd.	11,200	471
Daiwa Securities Group, Inc.	1,299,080	7,216
Denki Kagaku Kogyo Kabushiki Kaisha	10,000	23
Denso Corp. (Æ)	51,500	1,017
DIC Corp.	593,000	949
Duskin Co., Ltd. (Ñ)	8,500	136
East Japan Railway Co.	539	3,830
Eisai Co., Ltd. (Ñ)	73,200	2,406
Exedy Corp.	23,300	332
FamilyMart Co., Ltd.	45,000	1,797
Fanuc, Ltd.	93,600	6,353
Fast Retailing Co., Ltd. (Ñ)	40,200	4,236
FCC Co., Ltd.	10,300	128
Fuji Fire & Marine Insurance Co., Ltd. (The)	214,000	426
Fuji Television Network, Inc.	3,765	4,514
FUJIFILM Holdings Corp.	38,000	842
Fujitsu, Ltd.	1,084,000	4,314
Funai Electric Co., Ltd.	15,400	198
Glory, Ltd.	49,000	706
Gunze, Ltd.	52,000	175
H2O Retailing Corp. (Ñ)	120,000	739
Hachijuni Bank, Ltd. (The)	73,000	357
Hakuhodo DY Holdings, Inc. (Ñ)	2,380	108
Hanwa Co., Ltd.	89,000	242
Higo Bank, Ltd. (The)	59,000	326
Hino Motors, Ltd. (Ñ)	195,000	449
Hirose Electric Co., Ltd. (Ñ)	32,700	2,859
Hitachi Capital Corp.	24,900	203

	Principal Amount ($) or Shares	Market Value $
Hitachi Construction Machinery Co., Ltd. (Ñ)	4,500	51
Hitachi Kokusai Electric, Inc. (Ñ)	49,000	237
Hitachi, Ltd.	675,000	3,135
Honda Motor Co., Ltd.	288,900	7,175
Hosiden Corp. (Ñ)	165,600	1,742
Hoya Corp. (Ñ)	379,000	7,025
Hyakujushi Bank, Ltd. (The)	28,000	140
Inpex Holdings, Inc.	1,107	6,437
Isuzu Motors, Ltd.	484,000	844
Itoham Foods, Inc.	90,000	279
Iyo Bank, Ltd. (The) (Ñ)	7,000	76
Japan Aviation Electronics Industry, Ltd. (Ñ)	4,000	16
Japan Tobacco, Inc.	2,085	7,403
JFE Holdings, Inc.	180,800	4,740
JFE Shoji Holdings, Inc.	177,000	573
JGC Corp.	28,000	297
Joyo Bank, Ltd. (The) (Ñ)	1,799,560	8,442
JS Group Corp.	27,800	370
JSR Corp.	54,900	637
JTEKT Corp.	36,900	284
Kagoshima Bank, Ltd. (The)	96,000	605
Kaken Pharmaceutical Co., Ltd. (Æ)	14,000	116
Kamigumi Co., Ltd. (Æ)	24,000	193
Kandenko Co., Ltd. (Æ)	34,000	178
Kaneka Corp. (Æ)	77,000	363
Kansai Paint Co., Ltd. (Æ)(Ñ)	62,000	349
Kanto Auto Works, Ltd.	2,900	35
Kao Corp.	1,297,800	37,517
Kawasaki Kisen Kaisha, Ltd. (Ñ)	22,000	86
Kayaba Industry Co., Ltd. (Ñ)	39,000	77
KDDI Corp.	2,071	12,373
Keihin Corp.	77,000	686
Keiyo Bank, Ltd. (The)	141,000	628
Keyence Corp. (Æ)	24,198	4,673
Kintetsu World Express, Inc.	15,500	224
Kobayashi Pharmaceutical Co., Ltd. (Æ)(Ñ)	6,700	215
Komatsu, Ltd.	68,800	747
Komori Corp.	41,000	474
Konica Minolta Holdings, Inc. (Æ)	149,500	973
Kose Corp.	412,760	10,774
Kureha Corp. (Ñ)	12,000	54
Kurita Water Industries, Ltd. (Æ)(Ñ)	97,300	2,207
Kyocera Corp.	7,800	456
Kyoei Steel, Ltd.	10,300	122
Lawson, Inc.	30,500	1,502

Russell International Developed Markets Fund	91

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Leopalace21 Corp. (Ñ)	32,500	248
Makita Corp. (Æ)(Ñ)	9,800	183
Marubeni Corp.	1,530,000	6,065
Matsushita Electric Industrial Co., Ltd.	49,000	762
Meiji Dairies Corp.	18,000	83
MID Reit, Inc. Class A (ö)	1,141	1,514
Millea Holdings, Inc.	438,300	13,672
Miraca Holdings, Inc.	16,100	257
Mitsubishi Chemical Holdings Corp.	348,500	1,429
Mitsubishi Corp.	331,400	5,501
Mitsubishi Electric Corp.	100,000	616
Mitsubishi Estate Co., Ltd.	55,000	968
Mitsubishi Materials Corp.	141,000	325
Mitsubishi UFJ Financial Group, Inc. (Ñ)	1,334,570	8,218
Mitsubishi UFJ Lease & Finance Co., Ltd. (Æ)(Ñ)	29,470	718
Mitsui & Co., Ltd.	406,000	3,903
Mitsui Chemicals, Inc. (Ñ)	626,000	2,215
Mitsui Fudosan Co., Ltd.	155,000	2,669
Mitsui Mining & Smelting Co., Ltd.	22,000	40
Mitsui OSK Lines, Ltd.	553,000	2,928
Mitsui Sumitomo Insurance Group Holdings, Inc. (Æ)	359,545	10,246
Mitsui-Soko Co., Ltd. (Ñ)	774,650	3,447
Mizuho Financial Group, Inc. (Ñ)	2,116	5,068
Mochida Pharmaceutical Co., Ltd.	13,000	123
Musashino Bank, Ltd. (The)	17,200	528
Namco Bandai Holdings, Inc.	103,400	1,079
NEC Electronics Corp. (Æ)(Ñ)	16,100	164
NGK Insulators, Ltd. (Ñ)	16,000	169
Nichirei Corp.	291,000	1,225
Nifco, Inc.	18,100	263
Nintendo Co., Ltd.	62,500	19,712
Nippon Commercial Investment Corp. (ö)(Ñ)	885	538
Nippon Electric Glass Co., Ltd.	229,200	1,409
Nippon Express Co., Ltd.	421,000	1,723
Nippon Kayaku Co., Ltd.	82,000	378
Nippon Konpo Unyu Soko Co., Ltd.	32,000	314
Nippon Mining Holdings, Inc.	788,500	2,442
Nippon Oil Corp.	299,000	1,238
Nippon Seiki Co., Ltd. (Ñ)	11,000	72
Nippon Steel Corp.	417,000	1,394
Nippon Telegraph & Telephone Corp.	2,604	10,687
Nippon Yusen Kabushiki Kaisha	154,000	738
Nipponkoa Insurance Co., Ltd. (Ñ)	1,617,510	9,918
Nishi-Nippon City Bank, Ltd. (The) (Ñ)	17,000	37

	Principal Amount ($) or Shares	Market Value $
Nissan Motor Co., Ltd.	1,284,400	6,718
Nissan Shatai Co., Ltd. (Ñ)	128,000	829
Nissin Kogyo Co., Ltd. (Ñ)	13,700	129
Nitto Denko Corp.	305,200	6,713
Nomura Holdings, Inc. (Ñ)	1,377,660	12,810
Nomura Research Institute, Ltd. (Ñ)	465,920	7,579
NTN Corp. (Ñ)	80,000	298
NTT DoCoMo, Inc.	3,276	5,198
Oki Electric Industry Co., Ltd. (Æ)(Ñ)	582,000	479
Okinawa Electric Power Co., Inc. (The)	2,700	158
Omron Corp. (Ñ)	210,900	2,991
Onward Holdings Co., Ltd.	5,000	36
ORIX Corp.	47,060	4,995
Osaka Gas Co., Ltd.	438,000	1,571
Promise Co., Ltd. (Æ)(Ñ)	19,350	344
QP Corp. (Ñ)	70,400	811
Ricoh Co., Ltd.	139,000	1,479
Rohm Co., Ltd.	26,300	1,243
Sankyo Co., Ltd.	29,600	1,337
Sankyu, Inc.	46,000	147
Sanwa Holdings Corp.	52,000	175
Seino Holdings Corp.	60,000	294
Sekisui House, Ltd.	604,000	6,123
Seven & I Holdings Co., Ltd. (Ñ)	1,174,379	32,891
SFCG Co., Ltd. (Æ)(Ñ)	4,740	51
Sharp Corp. (Ñ)	527,000	3,720
Shiga Bank, Ltd. (The) (Ñ)	18,000	111
Shima Seiki Manufacturing, Ltd. - GDR (Ñ)	22,300	413
Shimano, Inc. (Ñ)	15,700	458
Shin-Etsu Chemical Co., Ltd.	252,700	13,224
Shinwa Kaiun Kaisha, Ltd. (Ñ)	20,000	48
Shionogi & Co., Ltd. (Æ)	128,000	2,172
Showa Shell Sekiyu KK	104,579	842
SMC Corp.	92,475	8,833
Snow Brand Milk Products Co., Ltd. (Ñ)	48,500	184
Softbank Corp. (Æ)	18,600	182
Sohgo Security Services Co., Ltd. (Ñ)	12,900	120
Sony Corp.	115,500	2,642
Stanley Electric Co., Ltd.	4,900	64
Star Micronics Co., Ltd. (Ñ)	3,600	39
Sugi Pharmacy Co., Ltd. - GDR (Ñ)	295,576	7,091
Sumco Corp. (Ñ)	15,660	167
Sumitomo Bakelite Co., Ltd. (Ñ)	1,374,480	5,107
Sumitomo Forestry Co., Ltd. (Æ)(Ñ)	47,300	310
Sumitomo Metal Mining Co., Ltd.	65,000	487
Sumitomo Mitsui Financial Group, Inc. (Ñ)	1,313	5,331

92	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Sumitomo Realty & Development Co., Ltd.	17,000	273
Sumitomo Trust & Banking Co., Ltd. (The)	1,331,018	6,190
Suzuken Co., Ltd.	30,900	660
Suzuki Motor Corp. (Ñ)	320,935	4,649
Takata Corp. (Ñ)	9,700	70
Takeda Pharmaceutical Co., Ltd.	536,500	27,038
Takefuji Corp. (Ñ)	26,230	214
TDK Corp. (Ñ)	17,400	581
THK Co., Ltd. (Ñ)	201,476	2,742
Toagosei Co., Ltd. (Æ)	124,000	270
Toho Pharmaceutical Co., Ltd. (Ñ)	27,558	298
Tokai Rika Co., Ltd. (Æ)	68,300	707
Tokai Rubber Industries, Inc.	60,400	498
Tokuyama Corp. (Æ)	66,000	331
Tokyo Electric Power Co., Inc. (The)	426,400	12,243
Tokyo Electron, Ltd. (Æ)	42,400	1,402
Tokyo Ohka Kogyo Co., Ltd. (Æ)(Ñ)	9,100	127
Tokyo Steel Manufacturing Co., Ltd.	95,500	736
Tokyu Land Corp.	609,900	1,705
Toppan Printing Co., Ltd. (Ñ)	133,000	975
Toshiba Corp.	1,027,000	3,701
Toshiba Machine Co., Ltd.	75,000	213
Toshiba TEC Corp.	148,000	464
Toyo Engineering Corp. Class A	159,000	453
Toyo Seikan Kaisha, Ltd.	31,400	392
Toyo Suisan Kaisha, Ltd. (Ñ)	72,000	1,848
Toyoda Gosei Co., Ltd.	15,000	211
Toyota Auto Body Co., Ltd. (Ñ)	36,900	594
Toyota Motor Corp.	876,700	34,561
TS Tech Co., Ltd.	20,000	149
Unicharm Corp.	41,600	2,969
United Urban Investment Corp. (ö)(Ñ)	507	1,567
USS Co., Ltd.	8,940	548
West Japan Railway Co.	1,710	7,572
Yahoo! Japan Corp. (Æ)	8,079	2,645
Yamaha Corp.	49,400	475
Yamaha Motor Co., Ltd.	37,500	412
Yamato Holdings Co., Ltd.	76,000	836
Yamato Kogyo Co., Ltd. - GDR	8,000	188

		649,127

Luxembourg - 0.3%
ArcelorMittal (Ñ)	47,818	1,241
ArcelorMittal	105,146	2,724
Millicom International Cellular SA (Ñ)	76,428	3,057

	Principal Amount ($) or Shares	Market Value $
Oriflame Cosmetics SA (Æ)(Ñ)	8,160	255
Reinet Investments SCA (Æ)	10,744	111
SES	130,330	2,343
Tenaris SA	12,419	127

		9,858

Malaysia - 0.0%
Sime Darby BHD	641,000	1,127

Mauritius - 0.0%
Golden Agri-Resources, Ltd.	784,230	102

Mexico - 0.4%
America Movil SAB de CV Series L	141,440	4,376
Cemex SAB de CV - ADR (Æ)(Ñ)	664,527	5,024
Fomento Economico Mexicano SAB de CV - ADR	97,900	2,476
Grupo Modelo SAB de CV (Æ)	715,100	2,180

		14,056

Netherlands - 3.5%
Akzo Nobel NV (Ñ)	59,815	2,489
ASML Holding NV	142,056	2,479
CSM (Æ)	32,439	601
European Aeronautic Defence and Space Co. NV (Æ)	64,570	1,075
Heineken NV	1,225,652	41,359
Imtech NV	39,639	612
ING Groep NV (Æ)	1,012,095	9,357
Koninklijke Ahold NV	1,404,541	15,066
Koninklijke DSM NV (Æ)	155,309	4,321
Koninklijke Philips Electronics NV	544,266	10,053
OCE NV (Ñ)	29,593	138
Reed Elsevier NV	694,314	9,290
Rodamco Europe NV (Æ)(ö)(Ñ)	5,839	619
Royal KPN NV (Æ)	737,398	10,376
SNS Reaal	101,275	754
STMicroelectronics NV (Æ)	2,391	20
TNT NV (Æ)	355,830	7,450
TomTom NV (Æ)(Ñ)	8,306	63
Unilever NV (Ñ)	242,106	5,837
Wolters Kluwer NV	422,110	7,478

		129,437

Netherlands Antilles - 0.0%
Hunter Douglas NV (Æ)	10,307	258

Russell International Developed Markets Fund	93

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

New Zealand - 0.1%
Telecom Corp. of New Zealand, Ltd. (Ñ)	2,058,019	2,847

Norway - 0.3%
Norsk Hydro ASA (Æ)	249,950	1,051
StatoilHydro ASA (Æ)(Ñ)	471,833	9,437

		10,488

Portugal - 0.1%
Energias de Portugal SA	1,000,804	3,448

Russia - 0.2%
Gazprom OAO - ADR (Æ)	67,050	1,353
LUKOIL - ADR (Ñ)	73,550	2,810
MMC Norilsk Nickel - ADR (Ñ)	160,300	1,605
Vimpel-Communications - ADR	151,200	2,192

		7,960

Singapore - 0.8%
Allgreen Properties, Ltd. (Æ)(Ñ)	137,830	38
Ascendas Real Estate Investment Trust (ö)	96,000	104
CapitaLand, Ltd. (Æ)(Ñ)	29,029	57
China Aviation Oil Singapore Corp., Ltd. (Æ)	53,000	21
Creative Technology, Ltd. (Æ)	3,861	8
DBS Group Holdings, Ltd.	335,930	2,572
Haw Par Corp., Ltd.	24,223	56
Indofood Agri Resources, Ltd. (Æ)(Ñ)	279,000	97
Jardine Cycle & Carriage, Ltd. (Ñ)	34,800	221
Keppel Corp., Ltd. (Æ)	40,111	124
Oversea-Chinese Banking Corp. (Æ)	1,466,600	4,919
Pacific Century Regional Developments, Ltd.	435,000	81
Singapore Airlines, Ltd.	161,340	1,217
Singapore Petroleum Co., Ltd. (Æ)	71,906	101
Singapore Post, Ltd. (Æ)	14,000	7
Singapore Press Holdings, Ltd. (Ñ)	15,000	33
Singapore Telecommunications, Ltd. (Ñ)	10,948,810	18,422
SMRT Corp., Ltd.	72,000	75
STATS ChipPAC, Ltd. (Æ)(Ñ)	11,793	4
United Overseas Bank, Ltd.	56,857	506
United Overseas Land, Ltd. (Æ)	58,000	75
Venture Corp., Ltd. (Æ)	13,000	47
Wilmar International, Ltd.	109,000	184

	Principal Amount ($) or Shares	Market Value $
Wing Tai Holdings, Ltd.	19,414	9

		28,978

South Africa - 0.2%
ABSA Group, Ltd.	92,300	964
Gold Fields, Ltd. - ADR (Ñ)	413,589	2,750
MTN Group, Ltd.	201,420	2,273
Standard Bank Group, Ltd.	49,601	396

		6,383

South Korea - 0.5%
Hana Financial Group, Inc.	9,900	156
Hynix Semiconductor, Inc. (Æ)(Ñ)	58,500	496
Hyundai Mobis	18,130	1,058
Hyundai Motor Co. - GDR (Þ)	12,130	274
Industrial Bank of Korea (Ñ)	92,000	522
KB Financial Group, Inc. (Æ)	14,800	367
KB Financial Group, Inc. - ADR (Æ)(Ñ)	65,039	1,601
KT&G Corp.	31,882	2,033
LG Chem, Ltd.	23,590	1,421
Samsung Electronics Co., Ltd.	22,322	9,328
STX Pan Ocean Co., Ltd. (Ñ)	145,000	77

		17,333

Spain - 2.6%
Banco Bilbao Vizcaya Argentaria SA (Ñ)	329,772	3,829
Banco Santander SA (Æ)	4,242	46
Banco Santander SA (Ñ)	2,223,972	24,056
Gamesa Corp. Tecnologica SA	460,862	7,562
Gas Natural SDG SA (Ñ)	1,300	41
Iberdrola SA	1,995,314	14,437
Iberia Lineas Aereas de Espana (Æ)(Ñ)	679,119	1,595
Laboratorios Almirall SA (Ñ)	18,386	163
Prosegur Cia de Seguridad SA	11,077	315
Red Electrica de Espana	86,207	3,778
Repsol YPF SA	235,800	4,496
Tecnicas Reunidas SA (Ñ)	39,616	1,132
Telefonica SA (Ñ)	1,909,931	35,328
Union Fenosa SA (Ñ)	18,223	386
Vertice Trescientos Sesenta Grados (Æ)(Ñ)	24,187	25

		97,189

Sweden - 1.1%
Hennes & Mauritz AB Class B (Æ)(Ñ)	74,275	2,682

94	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Intrum Justitia AB (Æ)	15,355	154
Investor AB Class B (Æ)	17,654	265
Kinnevik Investment AB (Æ)	15,238	119
Nordea Bank AB	449,600	3,605
Peab Industri AB Class B	4,900	21
SAS AB (Æ)	20,143	107
Scania AB Class B (Æ)	106,831	877
Securitas AB Class B (Æ)	353,048	3,398
Skanska AB Class B (Æ)	151,400	1,332
Svenska Cellulosa AB Class B (Æ)	418,800	3,112
Swedish Match AB (Æ)	558,547	7,700
Tele2 AB Class B (Æ)	350,300	3,018
Telefonaktiebolaget LM Ericsson Class B (Æ)	1,684,385	11,878
TeliaSonera AB	105,368	464
Volvo AB Class B (Æ)(Ñ)	289,050	1,521

		40,253

Switzerland - 8.5%
ABB, Ltd.	395,005	5,223
ACE, Ltd.	23,400	1,342
Actelion, Ltd. (Æ)(Ñ)	212,750	11,249
Alcon, Inc.	62,400	5,499
Baloise Holding AG	28,034	1,507
Bucher Industries AG	1,092	119
Compagnie Financiere Richemont SA	266,748	5,672
Credit Suisse Group	804,023	30,687
Geberit AG (Æ)	380	40
Givaudan SA (Ñ)	14,259	9,771
Helvetia Holding AG	3,463	600
Jelmoli Holding AG (Æ)(Ñ)	134	236
Julius Baer Holding AG	493,916	19,443
Lonza Group AG (Ñ)	166,112	13,827
Nestle SA	2,019,328	78,712
Novartis AG	1,041,790	52,703
Roche Holding AG	336,210	51,462
Swatch Group AG	103,117	3,000
Swiss Life Holding (Æ)	8,589	778
Swiss Reinsurance	114,924	4,788
Syngenta AG	22,498	4,196
UBS AG (Æ)	797,098	13,601
Zurich Financial Services AG	24,924	5,041

		319,496

Taiwan - 0.6%
China Steel Corp. Class H	869,938	644
Compal Electronics, Inc.	1,010,025	727
HON HAI Precision Industry Co., Ltd.	2,184,800	5,289

	Principal Amount ($) or Shares	Market Value $
HTC Corp. - GDR (Ñ)	13,700	654
Siliconware Precision Industries Co.	543,892	590
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (Ñ)	1,864,642	15,402
United Microelectronics Corp.	2,104,017	594

		23,900

Thailand - 0.1%
Bangkok Bank PCL (Æ)	714,800	1,455
PTT PCL	48,200	218
Thai Oil PCL	1,093,500	643

		2,316

Turkey - 0.0%
Turkcell Iletisim Hizmet AS	1	—

United Kingdom - 18.0%
3i Group PLC	357,647	3,125
Amec PLC - GDR	224,449	1,870
Anglo American PLC	269,515	6,656
Antofagasta PLC	182,264	1,115
ARM Holdings PLC (Ñ)	5,000,986	7,792
Associated British Foods PLC	262,000	2,934
AstraZeneca PLC	494,803	21,037
Atkins WS PLC	127,600	1,096
Autonomy Corp. PLC (Æ)	698,187	11,008
Aviva PLC	1,163,638	6,978
BAE Systems PLC	1,529,662	8,594
Barclays PLC	2,362,528	6,958
BBA Aviation PLC	395,964	510
BG Group PLC	2,066,775	30,405
BHP Billiton PLC	623,410	10,580
BP PLC	4,494,755	37,145
BP PLC - ADR (Ñ)	203,880	10,133
Brit Insurance Holdings PLC	120,605	352
British Airways PLC (Æ)	100,477	221
British American Tobacco PLC	397,715	10,922
British Energy Group PLC Class H	52,693	628
British Land Co. PLC (ö)	26,896	269
BT Group PLC	892,204	1,682
Burberry Group PLC (Æ)	682,770	3,024
Cable & Wireless PLC	99,870	198
Cadbury PLC	1,308,791	12,027
Capita Group PLC (The)	610,337	6,285
Centrica PLC	345,668	1,699
Close Brothers Group PLC	123,020	1,069
Compass Group PLC	1,739,888	8,139
Daily Mail & General Trust Class A	10,089	47

Russell International Developed Markets Fund	95

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Davis Service Group PLC	113,490	404
Dawnay Day Treveria PLC (Æ)	3,920,713	421
De La Rue PLC	108,500	1,566
Diageo PLC	2,309,817	35,380
Drax Group PLC	347,586	3,231
DSG International PLC (Æ)(Ñ)	1,625,548	850
easyJet PLC (Æ)(Ñ)	2,053,841	10,188
Experian Group, Ltd.	1,570,852	8,643
Game Group PLC (The) (Ñ)	107,384	225
GKN PLC	1,105,908	2,134
GlaxoSmithKline PLC	2,987,022	57,578
Hays PLC	1,065,796	1,172
HBOS PLC	3,938,063	6,418
HSBC Holdings PLC	2,089,217	25,218
HSBC Holdings PLC (Æ)(Ñ)	196,000	2,376
International Personal Finance PLC	84,573	190
International Power PLC	708,933	2,538
ITV PLC	825,690	396
J Sainsbury PLC	1,049,471	4,800
John Wood Group PLC	262,842	1,017
Kazakhmys PLC	86,600	399
Kesa Electricals PLC	120,581	154
Kingfisher PLC	976,848	1,794
Ladbrokes PLC	892,239	2,276
Land Securities Group PLC (ö)(Ñ)	31,743	558
Legal & General Group PLC	1,424,223	1,647
Lloyds TSB Group PLC (Ñ)	2,874,475	9,334
Lonmin PLC (Ñ)	6,930	128
Man Group PLC	136,670	784
Michael Page International PLC	841,440	2,720
Murata Manufacturing Co., Ltd. (Ñ)	251,285	4,267
Old Mutual PLC (Ñ)	2,593,862	2,109
Petrofac, Ltd.	182,741	1,269
Reckitt Benckiser Group PLC	920,200	38,677
Reed Elsevier PLC (Æ)	30,172	265
Regus PLC (Æ)(Ñ)	652,954	493
Rio Tinto PLC	154,731	7,216
Royal & Sun Alliance Insurance Group	1,080,272	2,405
Royal Bank of Scotland Group PLC	7,275,456	8,024
Royal Dutch Shell PLC Class A (Ñ)	2,254,083	61,908
Royal Dutch Shell PLC Class B	218,137	5,830
Scottish & Southern Energy PLC	271,588	5,324
Segro PLC (ö)(Ñ)	1,530	7
Smith & Nephew PLC	143,900	1,319
Smiths Group PLC	388,887	5,002
Spectris PLC	14,271	115
Stagecoach Group PLC	727,457	2,168
Standard Chartered PLC	904,143	15,011

	Principal Amount ($) or Shares	Market Value $
Taylor Wimpey PLC (Ñ)	332,838	54
Tesco PLC	4,176,543	22,830
Thomson Reuters PLC (Æ)(Ñ)	9,003	156
Trinity Mirror PLC (Ñ)	390,440	219
TUI Travel PLC	354,500	1,077
Unilever PLC	902,364	20,344
Vodafone Group PLC	12,121,547	23,348
Vodafone Group PLC - ADR (Ñ)	580,730	11,191
Wellstream Holdings PLC	8,254	58
William Hill PLC	1,065,278	3,290
WM Morrison Supermarkets PLC	1,194,684	5,104
WPP Group PLC	3,701,513	22,363
Xstrata PLC	170,369	2,898

		673,378

United States - 1.1%
Genentech, Inc. (Æ)	49,429	4,100
Las Vegas Sands Corp. (Æ)(Ñ)	105,533	1,497
Mettler Toledo International, Inc. (Æ)	38,600	2,954
Philip Morris International, Inc.	280,990	12,215
Sohu.com, Inc. (Æ)(Ñ)	61,000	3,351
Synthes, Inc.	122,733	15,847

		39,964

Total Common Stocks
(cost $4,354,602)		3,218,794

Preferred Stocks - 0.3%
Brazil - 0.0%
Banco Itau Holding Financeira SA	74,100	797
Usinas Siderurgicas de Minas Gerais SA	17,475	226

		1,023

Germany - 0.3%
Fresenius SE (Æ)	16,648	1,066
Henkel KGaA (Æ)(Ñ)	243,190	7,039
Porsche Automobil Holding SE (Ñ)	14,924	1,315
Volkswagen AG (Æ)	1,332	82

		9,502

South Korea - 0.0%
Samsung Electronics Co., Ltd.	2,500	653

Total Preferred Stocks
(cost $19,738)		11,178

96	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Warrants & Rights - 0.0%
Australia - 0.0%
Goodman Group (Æ) 2008 Rights	17,709	1
Gpt Group (Æ) 2008 Rights	55 ,039	5

		6

Netherlands Antilles - 0.0%
Merrill Lynch International (Æ) 2010 Warrants	2,784	115

United States - 0.0%
Bharti Airtel, Ltd. (Æ)(Å) 2012 Warrants	98,500	1,323

Total Warrants & Rights
(cost $2,035)		1,444

Short-Term Investments - 10.3%
United States - 10.3%
Russell Investment Company
Russell Money Market Fund	327,616,001	327,616
United States Treasury Bills (ç)(ž)(§)
0.058% due 12/18/08	34,500	34,497
0.195% due 12/18/08	2,500	2,499
0.304% due 12/18/08	4,000	3,999
0.487% due 12/18/08	11,000	10,993
0.609% due 12/18/08	1,000	999
0.996% due 12/18/08	4,000	3,995

Total Short-Term Investments
(cost $384,598)		384,598

A portion of the portfolio has been fair valued as of period end.

	Principal Amount ($) or Shares	Market Value $

Other Securities - 11.6%
Russell Investment Company
Russell Money Market Fund (×)	205,880,148	205,880
State Street Securities Lending
Quality Trust (×)	228,961,199	228,961

Total Other Securities
(cost $434,841)		434,841

Total Investments - 108.3%
(identified cost $5,195,814)		4,050,855

Other Assets and Liabilities, Net - (8.3%)		(311,883)

Net Assets - 100.0%		3,738,972

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	97

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $
Long Positions
AEX Index (Netherlands)	357	EUR	19,028	11/08	(137)
CAC-40 Index (France)	1,389	EUR	48,192	11/08	240
DAX Index (Germany)	290	EUR	36,721	12/08	(7,247)
EUR STOXX 50 Index (EMU)	3,420	EUR	88,646	12/08	(16,112)
FTSE-100 Index (UK)	1,966	GBP	86,081	12/08	(16,982)
Hang Seng Index (Hong Kong)	135	HKD	94,028	11/08	2,067
MIB-30 (Italy)	226	EUR	23,975	12/08	(8,035)
MSCI Singapore Index	15	SGD	650	11/08	29
SPI 200 Index (Australia)	434	AUD	43,791	12/08	(3,704)
TOPIX Index (Japan)	1,357	JPY	11,588,780	12/08	(31,751)

Short Positions
DAX Index (Germany)	119	EUR	15,068	12/08	3,963
Hang Seng Index (Hong Kong)	82	HKD	57,113	11/08	(1,144)
IBEX Plus Index (Spain)	109	EUR	9,809	11/08	1,200
OMX Index (Sweden)	902	SEK	57,209	11/08	372
SPI 200 Index (Australia)	335	AUD	33,802	12/08	3,943

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(73,298)

See accompanying notes which are an integral part of the financial statements.

98	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	34	AUD	50	11/03/08	—
USD	350	AUD	539	11/03/08	8
USD	180	AUD	218	12/17/08	(36)
USD	407	AUD	500	12/17/08	(76)
USD	793	AUD	1,000	12/17/08	(131)
USD	802	AUD	968	12/17/08	(161)
USD	1,191	AUD	1,500	12/17/08	(199)
USD	1,256	AUD	1,550	12/17/08	(230)
USD	1,345	AUD	2,000	12/17/08	(21)
USD	1,356	AUD	2,000	12/17/08	(32)
USD	1,399	AUD	2,000	12/17/08	(76)
USD	1,418	AUD	2,307	12/17/08	109
USD	1,541	AUD	2,000	12/17/08	212
USD	1,542	AUD	2,000	12/17/08	(218)
USD	1,968	AUD	2,480	12/17/08	(327)
USD	2,108	AUD	2,500	12/17/08	(453)
USD	2,109	AUD	2,522	12/17/08	(440)
USD	2,213	AUD	2,644	12/17/08	(462)
USD	2,215	AUD	2,644	12/17/08	(465)
USD	2,315	AUD	3,000	12/17/08	(329)
USD	2,352	AUD	3,500	12/17/08	(35)
USD	2,376	AUD	3,000	12/17/08	(390)
USD	2,529	AUD	3,100	12/17/08	(477)
USD	2,534	AUD	3,100	12/17/08	(482)
USD	2,538	AUD	4,000	12/17/08	110
USD	2,788	AUD	4,000	12/17/08	(140)
USD	3,366	AUD	5,000	12/17/08	(57)
USD	3,371	AUD	4,837	12/17/08	(170)
USD	4,425	AUD	5,289	12/17/08	(925)
USD	4,923	AUD	6,050	12/17/08	(918)
USD	5,068	AUD	7,255	12/17/08	(266)
USD	5,516	AUD	7,000	12/17/08	(882)
USD	5,953	AUD	7,452	12/17/08	(1,020)
USD	7,122	AUD	11,533	12/17/08	511
USD	11,185	AUD	13,750	12/17/08	(2,084)
USD	22,690	AUD	27,825	12/17/08	(4,273)
USD	455	BRL	980	11/04/08	(2)
USD	642	CAD	788	11/03/08	12
USD	1,083	CAD	1,327	11/03/08	18
USD	408	CAD	493	11/04/08	1
USD	984	CAD	1,181	11/04/08	(4)
USD	154	CAD	186	11/05/08	—
USD	170	CHF	193	11/03/08	(4)
USD	215	CHF	244	11/03/08	(5)
USD	383	CHF	435	11/03/08	(8)
USD	97	CHF	110	11/04/08	(2)
USD	1,209	CHF	1,378	11/04/08	(20)

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	307	CHF	347	12/17/08	(7)
USD	336	CHF	365	12/17/08	(21)
USD	3,345	CHF	3,765	12/17/08	(97)
USD	8,968	CHF	10,086	12/17/08	(265)
USD	8,968	CHF	10,086	12/17/08	(265)
USD	8,975	CHF	10,086	12/17/08	(272)
USD	8,976	CHF	10,086	12/17/08	(273)
USD	9,438	CHF	10,498	12/17/08	(380)
USD	15,176	CHF	16,876	12/17/08	(614)
USD	17,941	CHF	20,173	12/17/08	(534)
USD	21,103	CHF	23,673	12/17/08	(676)
USD	22,761	CHF	25,314	12/17/08	(919)
USD	57	DKK	328	11/04/08	(1)
USD	793	DKK	4,556	11/04/08	(13)
USD	35	DKK	202	11/05/08	—
USD	10	DKK	58	12/17/08	—
USD	239	DKK	1,314	12/17/08	(14)
USD	245	DKK	1,347	12/17/08	(15)
USD	376	DKK	1,951	12/17/08	(43)
USD	502	DKK	3,008	12/17/08	12
USD	768	DKK	4,148	12/17/08	(60)
USD	24	EUR	19	11/03/08	—
USD	327	EUR	254	11/03/08	(3)
USD	370	EUR	286	11/03/08	(5)
USD	429	EUR	334	11/03/08	(3)
USD	674	EUR	525	11/03/08	(5)
USD	903	EUR	703	11/03/08	(7)
USD	1,014	EUR	796	11/03/08	—
USD	1,101	EUR	848	11/03/08	(20)
USD	1,416	EUR	1,091	11/03/08	(26)
USD	21	EUR	16	11/04/08	—
USD	389	EUR	300	11/04/08	(6)
USD	426	EUR	335	11/04/08	1
USD	439	EUR	338	11/04/08	(8)
USD	483	EUR	381	11/04/08	2
USD	489	EUR	377	11/04/08	(9)
USD	1,177	EUR	911	11/04/08	(15)
USD	1,530	EUR	1,179	11/04/08	(28)
USD	43	EUR	34	11/05/08	—
USD	45	EUR	36	11/05/08	—
USD	939	EUR	710	12/17/08	(36)
USD	2,075	EUR	1,525	12/17/08	(133)
USD	2,883	EUR	2,000	12/17/08	(338)
USD	3,155	EUR	2,199	12/17/08	(357)
USD	3,155	EUR	2,199	12/17/08	(357)
USD	3,155	EUR	2,199	12/17/08	(356)
USD	3,156	EUR	2,199	12/17/08	(357)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	99

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	3,707	EUR	2,741	12/17/08	(218)
USD	3,785	EUR	3,000	12/17/08	34
USD	4,143	EUR	3,000	12/17/08	(325)
USD	4,316	EUR	3,000	12/17/08	(498)
USD	4,622	EUR	3,396	12/17/08	(299)
USD	4,623	EUR	3,396	12/17/08	(299)
USD	5,471	EUR	4,000	12/17/08	(380)
USD	5,614	EUR	4,000	12/17/08	(522)
USD	5,781	EUR	4,176	12/17/08	(466)
USD	5,781	EUR	4,176	12/17/08	(466)
USD	6,160	EUR	4,950	12/17/08	141
USD	6,175	EUR	4,962	12/17/08	141
USD	6,176	EUR	4,962	12/17/08	140
USD	6,728	EUR	5,000	12/17/08	(364)
USD	6,756	EUR	5,000	12/17/08	(392)
USD	6,758	EUR	5,000	12/17/08	(393)
USD	6,989	EUR	5,500	12/17/08	12
USD	9,038	EUR	7,000	12/17/08	(128)
USD	9,491	EUR	6,700	12/17/08	(963)
USD	9,777	EUR	6,691	12/17/08	(1,260)
USD	9,975	EUR	8,000	12/17/08	208
USD	10,647	EUR	8,000	12/17/08	(464)
USD	12,971	EUR	10,000	12/17/08	(242)
USD	13,130	EUR	9,280	12/17/08	(1,318)
USD	13,355	EUR	9,280	12/17/08	(1,543)
USD	16,419	EUR	12,000	12/17/08	(1,145)
USD	16,531	EUR	12,000	12/17/08	(1,257)
USD	18,611	EUR	14,000	12/17/08	(791)
USD	22,153	EUR	15,000	12/17/08	(3,060)
USD	35,769	EUR	25,300	12/17/08	(3,565)
USD	53,859	EUR	38,100	12/17/08	(5,362)
USD	60,016	EUR	42,400	12/17/08	(6,046)
USD	63,207	EUR	45,000	12/17/08	(5,928)
USD	181,710	EUR	128,400	12/17/08	(18,274)
USD	296	GBP	181	11/03/08	(5)
USD	589	GBP	361	11/03/08	(8)
USD	622	GBP	377	11/03/08	(15)
USD	640	GBP	391	11/03/08	(12)
USD	951	GBP	576	11/03/08	(23)
USD	956	GBP	583	11/03/08	(17)
USD	1,134	GBP	695	11/03/08	(15)
USD	1,800	GBP	1,105	11/03/08	(21)
USD	3,862	GBP	2,357	11/03/08	(70)
USD	223	GBP	137	11/04/08	(3)
USD	820	GBP	498	11/04/08	(18)
USD	952	GBP	578	11/04/08	(21)
USD	956	GBP	581	11/04/08	(21)

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	1,008	GBP	617	11/04/08	(15)
USD	1,238	GBP	753	11/04/08	(27)
USD	1,501	GBP	912	11/04/08	(33)
USD	1,671	GBP	1,016	11/04/08	(36)
USD	3,219	GBP	1,956	11/04/08	(71)
USD	211	GBP	131	11/05/08	—
USD	253	GBP	157	11/05/08	—
USD	258	GBP	160	11/05/08	(1)
USD	349	GBP	217	11/05/08	—
USD	175	GBP	100	12/17/08	(14)
USD	411	GBP	232	12/17/08	(39)
USD	1,151	GBP	635	12/17/08	(132)
USD	1,825	GBP	1,000	12/17/08	(219)
USD	2,553	GBP	1,447	12/17/08	(230)
USD	3,122	GBP	2,027	12/17/08	132
USD	3,142	GBP	2,040	12/17/08	132
USD	3,142	GBP	2,040	12/17/08	133
USD	3,157	GBP	2,000	12/17/08	54
USD	3,418	GBP	2,000	12/17/08	(208)
USD	3,475	GBP	2,000	12/17/08	(264)
USD	3,521	GBP	2,000	12/17/08	(311)
USD	4,539	GBP	2,500	12/17/08	(526)
USD	4,798	GBP	2,646	12/17/08	(551)
USD	4,800	GBP	2,647	12/17/08	(551)
USD	4,801	GBP	2,647	12/17/08	(552)
USD	4,802	GBP	2,647	12/17/08	(553)
USD	4,979	GBP	3,000	12/17/08	(163)
USD	5,181	GBP	3,000	12/17/08	(365)
USD	5,238	GBP	3,000	12/17/08	(422)
USD	6,203	GBP	3,500	12/17/08	(584)
USD	6,280	GBP	3,607	12/17/08	(489)
USD	6,297	GBP	4,000	12/17/08	124
USD	6,536	GBP	4,000	12/17/08	(115)
USD	7,800	GBP	4,450	12/17/08	(656)
USD	8,210	GBP	5,000	12/17/08	(183)
USD	8,544	GBP	5,000	12/17/08	(517)
USD	8,700	GBP	5,095	12/17/08	(521)
USD	8,701	GBP	5,095	12/17/08	(523)
USD	8,703	GBP	5,000	12/17/08	(676)
USD	10,166	GBP	5,800	12/17/08	(855)
USD	11,109	GBP	6,000	12/17/08	(1,477)
USD	13,840	GBP	8,000	12/17/08	(997)
USD	17,418	GBP	10,000	12/17/08	(1,365)
USD	18,058	GBP	10,300	12/17/08	(1,523)
USD	19,470	GBP	10,975	12/17/08	(1,851)
USD	30,144	GBP	17,000	12/17/08	(2,855)
USD	52,308	GBP	29,825	12/17/08	(4,429)

See accompanying notes which are an integral part of the financial statements.

100	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	55,904	GBP	31,950	12/17/08	(4,614)
USD	44	HKD	339	11/03/08	—
USD	64	HKD	499	11/03/08	—
USD	407	HKD	3,152	11/03/08	—
USD	1,441	HKD	11,169	11/03/08	—
USD	115	HKD	895	11/04/08	—
USD	436	HKD	3,379	11/04/08	—
USD	32	HKD	247	12/17/08	—
USD	66	HKD	509	12/17/08	—
USD	68	HKD	530	12/17/08	—
USD	129	HKD	1,004	12/17/08	—
USD	1,405	HKD	10,930	12/17/08	5
USD	56	JPY	5,485	11/04/08	(1)
USD	74	JPY	7,193	11/04/08	(1)
USD	193	JPY	18,769	11/04/08	(3)
USD	264	JPY	25,637	11/04/08	(4)
USD	498	JPY	48,327	11/04/08	(7)
USD	719	JPY	69,809	11/04/08	(10)
USD	870	JPY	85,200	11/04/08	(5)
USD	134	JPY	13,227	11/05/08	—
USD	256	JPY	25,268	11/05/08	1
USD	823	JPY	80,522	11/05/08	(6)
USD	1,858	JPY	183,435	11/05/08	4
USD	1,301	JPY	127,217	11/06/08	(10)
USD	2,474	JPY	250,000	12/17/08	69
USD	3,555	JPY	350,000	12/17/08	4
USD	3,843	JPY	379,612	12/17/08	18
USD	4,192	JPY	400,000	12/17/08	(124)
USD	4,791	JPY	500,000	12/17/08	294
USD	4,935	JPY	500,000	12/17/08	150
USD	5,052	JPY	527,406	12/17/08	312
USD	5,057	JPY	527,356	12/17/08	306
USD	5,712	JPY	581,166	12/17/08	199
USD	5,718	JPY	581,166	12/17/08	194
USD	5,741	JPY	600,000	12/17/08	362
USD	6,390	JPY	600,000	12/17/08	(288)
USD	6,623	JPY	684,025	12/17/08	334
USD	7,510	JPY	800,000	12/17/08	627
USD	8,152	JPY	880,000	12/17/08	799
USD	8,594	JPY	900,000	12/17/08	559
USD	9,182	JPY	947,758	12/17/08	457
USD	9,184	JPY	947,758	12/17/08	455
USD	9,574	JPY	1,000,000	12/17/08	596
USD	9,665	JPY	1,000,000	12/17/08	506
USD	10,689	JPY	1,155,000	12/17/08	1,057
USD	11,107	JPY	1,150,000	12/17/08	589
USD	11,585	JPY	1,141,503	12/17/08	24

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	12,846	JPY	1,300,000	12/17/08	375
USD	14,279	JPY	1,540,000	12/17/08	1,383
USD	17,877	JPY	1,906,538	12/17/08	1,513
USD	18,481	JPY	1,800,000	12/17/08	(175)
USD	19,124	JPY	2,000,000	12/17/08	1,216
USD	19,979	JPY	2,000,000	12/17/08	362
USD	26,078	JPY	2,779,059	12/17/08	2,187
USD	27,822	JPY	3,000,000	12/17/08	2,689
USD	99,982	JPY	10,802,000	12/17/08	9,877
USD	4,195	NOK	23,335	12/17/08	(741)
USD	4,197	NOK	23,335	12/17/08	(743)
USD	4,197	NOK	23,334	12/17/08	(744)
USD	84,990	NOK	494,983	12/17/08	(11,734)
USD	515	SEK	3,876	11/03/08	(15)
USD	221	SEK	1,678	11/04/08	(5)
USD	122	SEK	870	12/17/08	(10)
USD	256	SEK	2,063	12/17/08	9
USD	256	SEK	2,063	12/17/08	9
USD	257	SEK	2,063	12/17/08	9
USD	437	SEK	3,139	12/17/08	(33)
USD	495	SEK	3,482	12/17/08	(47)
USD	695	SEK	4,960	12/17/08	(57)
USD	728	SEK	5,625	12/17/08	(4)
USD	932	SEK	6,563	12/17/08	(87)
USD	1,115	SEK	7,710	12/17/08	(123)
USD	12,190	SEK	82,894	12/17/08	(1,519)
USD	1	SGD	1	12/17/08	—
USD	1	SGD	2	12/17/08	—
USD	1	SGD	1	12/17/08	—
USD	1	SGD	1	12/17/08	—
USD	1	SGD	1	12/17/08	—
USD	1	SGD	1	12/17/08	—
USD	1	SGD	1	12/17/08	—
USD	1	SGD	1	12/17/08	—
USD	1	SGD	1	12/17/08	—
USD	1	SGD	1	12/17/08	—
USD	2	SGD	3	12/17/08	—
USD	2	SGD	3	12/17/08	—
USD	96	SGD	142	12/17/08	—
USD	103	SGD	145	12/17/08	(5)
USD	734	SGD	1,050	12/17/08	(25)
AUD	32	USD	21	11/03/08	—
AUD	325	USD	216	11/03/08	—
AUD	30	USD	20	11/05/08	—
AUD	350	USD	285	12/17/08	53
AUD	500	USD	416	12/17/08	85
AUD	600	USD	488	12/17/08	91

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	101

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
AUD	1,300	USD	1,014	12/17/08	154
AUD	1,400	USD	961	12/17/08	34
AUD	1,500	USD	1,220	12/17/08	227
AUD	1,959	USD	1,558	12/17/08	262
AUD	2,057	USD	1,581	12/17/08	219
AUD	2,429	USD	1,623	12/17/08	15
AUD	2,429	USD	1,614	12/17/08	7
AUD	2,429	USD	1,614	12/17/08	6
AUD	2,480	USD	2,019	12/17/08	377
AUD	2,480	USD	1,972	12/17/08	331
AUD	2,600	USD	2,115	12/17/08	394
AUD	2,700	USD	1,911	12/17/08	124
AUD	2,739	USD	2,109	12/17/08	296
AUD	2,848	USD	2,265	12/17/08	380
AUD	3,100	USD	2,534	12/17/08	482
AUD	3,600	USD	2,378	12/17/08	(5)
AUD	3,615	USD	2,410	12/17/08	17
AUD	4,000	USD	2,803	12/17/08	155
AUD	5,000	USD	4,159	12/17/08	849
AUD	5,000	USD	3,355	12/17/08	46
AUD	5,000	USD	3,300	12/17/08	(10)
AUD	5,050	USD	4,097	12/17/08	754
AUD	5,697	USD	4,526	12/17/08	756
AUD	5,820	USD	4,734	12/17/08	882
AUD	10,957	USD	8,425	12/17/08	1,173
CAD	23	USD	19	11/03/08	—
CAD	173	USD	143	11/03/08	—
CAD	716	USD	584	11/03/08	(10)
CAD	46	USD	38	11/04/08	(1)
CAD	96	USD	78	11/04/08	(2)
CAD	144	USD	119	11/04/08	—
CAD	19,254	USD	15,278	12/15/08	(694)
CHF	1,410	USD	1,233	11/03/08	17
CHF	2,905	USD	2,504	11/03/08	—
CHF	599	USD	516	11/05/08	—
CHF	857	USD	740	11/05/08	1
CHF	1,256	USD	1,075	11/05/08	(8)
CHF	497	USD	437	12/17/08	8
CHF	2,480	USD	2,223	12/17/08	83
CHF	2,773	USD	2,448	12/17/08	55
CHF	3,781	USD	3,282	12/17/08	20
CHF	5,189	USD	4,812	12/17/08	335
CHF	5,189	USD	4,817	12/17/08	340
CHF	5,189	USD	4,819	12/17/08	342
CHF	6,399	USD	5,657	12/17/08	136
CHF	6,399	USD	5,657	12/17/08	136
CHF	6,399	USD	5,658	12/17/08	136

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
CHF	6,399	USD	5,659	12/17/08	137
CHF	6,658	USD	5,705	12/17/08	(40)
CHF	6,660	USD	5,707	12/17/08	(40)
CHF	6,660	USD	5,707	12/17/08	(40)
CHF	7,863	USD	7,146	12/17/08	361
CHF	7,864	USD	7,155	12/17/08	370
CHF	7,864	USD	7,157	12/17/08	372
CHF	7,864	USD	7,158	12/17/08	373
DKK	199	USD	39	12/17/08	5
DKK	518	USD	97	12/17/08	9
DKK	1,140	USD	225	12/17/08	30
DKK	21,129	USD	3,990	12/17/08	382
EUR	124	USD	160	11/03/08	1
EUR	436	USD	569	11/03/08	13
EUR	734	USD	946	11/03/08	11
EUR	832	USD	1,068	11/03/08	9
EUR	2,068	USD	2,634	11/03/08	(1)
EUR	95	USD	122	11/04/08	2
EUR	269	USD	342	11/04/08	—
EUR	602	USD	768	11/04/08	—
EUR	1,023	USD	1,328	11/04/08	24
EUR	48	USD	61	11/05/08	—
EUR	70	USD	89	11/05/08	—
EUR	125	USD	159	11/05/08	—
EUR	242	USD	309	11/05/08	—
EUR	407	USD	518	11/05/08	—
EUR	1,450	USD	1,848	11/05/08	—
EUR	200	USD	289	12/17/08	34
EUR	335	USD	425	12/17/08	(1)
EUR	370	USD	479	12/17/08	8
EUR	450	USD	603	12/17/08	30
EUR	500	USD	707	12/17/08	71
EUR	1,000	USD	1,468	12/17/08	195
EUR	1,200	USD	1,701	12/17/08	173
EUR	1,500	USD	1,876	12/17/08	(33)
EUR	2,000	USD	2,721	12/17/08	176
EUR	2,000	USD	2,722	12/17/08	176
EUR	2,000	USD	2,919	12/17/08	373
EUR	2,000	USD	2,923	12/17/08	377
EUR	2,514	USD	3,705	12/17/08	505
EUR	2,900	USD	4,104	12/17/08	412
EUR	3,000	USD	3,798	12/17/08	(21)
EUR	3,000	USD	4,029	12/17/08	210
EUR	3,000	USD	4,059	12/17/08	240
EUR	3,000	USD	4,111	12/17/08	292
EUR	3,500	USD	4,501	12/17/08	46
EUR	4,000	USD	5,088	12/17/08	(4)

See accompanying notes which are an integral part of the financial statements.

102	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
EUR	4,166	USD	5,863	12/17/08	560
EUR	5,000	USD	6,838	12/17/08	474
EUR	5,000	USD	7,053	12/17/08	689
EUR	5,500	USD	7,079	12/17/08	78
EUR	6,330	USD	8,912	12/17/08	854
EUR	6,330	USD	8,913	12/17/08	856
EUR	6,330	USD	8,913	12/17/08	856
EUR	6,330	USD	8,921	12/17/08	863
EUR	6,500	USD	9,156	12/17/08	882
EUR	8,500	USD	12,024	12/17/08	1,204
EUR	9,000	USD	13,187	12/17/08	1,732
EUR	9,280	USD	13,348	12/17/08	1,536
EUR	10,000	USD	13,593	12/17/08	864
EUR	10,600	USD	14,290	12/17/08	798
EUR	12,660	USD	17,835	12/17/08	1,720
EUR	13,000	USD	18,402	12/17/08	1,854
EUR	13,500	USD	18,421	12/17/08	1,238
EUR	15,000	USD	20,091	12/17/08	998
EUR	17,800	USD	25,195	12/17/08	2,539
EUR	18,500	USD	27,144	12/17/08	3,597
EUR	23,241	USD	32,733	12/17/08	3,151
EUR	49,100	USD	69,382	12/17/08	6,885
GBP	13	USD	21	11/03/08	—
GBP	30	USD	48	11/03/08	1
GBP	72	USD	117	11/03/08	2
GBP	314	USD	515	11/03/08	9
GBP	12	USD	20	11/04/08	—
GBP	20	USD	32	11/04/08	1
GBP	108	USD	178	11/04/08	4
GBP	171	USD	281	11/04/08	6
GBP	526	USD	865	11/04/08	19
GBP	790	USD	1,300	11/04/08	29
GBP	59	USD	94	11/05/08	—
GBP	167	USD	269	11/05/08	—
GBP	200	USD	344	12/17/08	23
GBP	300	USD	555	12/17/08	73
GBP	500	USD	805	12/17/08	2
GBP	500	USD	875	12/17/08	72
GBP	600	USD	967	12/17/08	4
GBP	635	USD	1,112	12/17/08	93
GBP	635	USD	1,153	12/17/08	133
GBP	676	USD	1,185	12/17/08	100
GBP	1,400	USD	2,456	12/17/08	209
GBP	2,000	USD	3,445	12/17/08	234
GBP	2,000	USD	3,573	12/17/08	362
GBP	2,000	USD	3,573	12/17/08	363
GBP	2,103	USD	3,555	12/17/08	180

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
GBP	2,536	USD	4,686	12/17/08	615
GBP	2,600	USD	4,043	12/17/08	(131)
GBP	3,000	USD	5,105	12/17/08	289
GBP	3,000	USD	5,253	12/17/08	437
GBP	3,000	USD	5,373	12/17/08	557
GBP	3,700	USD	6,828	12/17/08	888
GBP	3,964	USD	6,701	12/17/08	336
GBP	4,000	USD	7,035	12/17/08	614
GBP	4,600	USD	7,998	12/17/08	613
GBP	5,000	USD	8,088	12/17/08	61
GBP	5,142	USD	9,012	12/17/08	757
GBP	5,142	USD	9,013	12/17/08	758
GBP	6,000	USD	10,315	12/17/08	683
GBP	6,308	USD	10,650	12/17/08	524
GBP	7,225	USD	12,676	12/17/08	1,078
GBP	7,500	USD	13,873	12/17/08	1,833
GBP	8,000	USD	13,904	12/17/08	1,061
GBP	8,410	USD	14,211	12/17/08	709
GBP	13,100	USD	22,919	12/17/08	1,889
GBP	15,000	USD	26,070	12/17/08	1,990
HKD	718	USD	93	12/17/08	—
HKD	1,632	USD	210	12/17/08	—
HKD	1,954	USD	251	12/17/08	(1)
HKD	4,309	USD	555	12/17/08	(1)
JPY	7,533	USD	78	11/04/08	1
JPY	32,450	USD	329	11/05/08	(1)
JPY	189,340	USD	1,932	11/05/08	10
JPY	9,591	USD	98	11/06/08	1
JPY	148,987	USD	1,524	11/06/08	11
JPY	7,238	USD	69	12/17/08	(4)
JPY	28,038	USD	267	12/17/08	(18)
JPY	100,000	USD	924	12/17/08	(93)
JPY	100,000	USD	957	12/17/08	(60)
JPY	249,405	USD	2,593	12/17/08	56
JPY	250,000	USD	2,310	12/17/08	(233)
JPY	270,000	USD	2,501	12/17/08	(245)
JPY	400,000	USD	3,726	12/17/08	(342)
JPY	400,000	USD	3,809	12/17/08	(259)
JPY	400,000	USD	4,040	12/17/08	(28)
JPY	400,000	USD	4,074	12/17/08	6
JPY	400,000	USD	4,321	12/17/08	253
JPY	450,000	USD	4,166	12/17/08	(410)
JPY	467,279	USD	5,010	12/17/08	258
JPY	495,000	USD	4,591	12/17/08	(444)
JPY	500,000	USD	5,004	12/17/08	(81)
JPY	600,000	USD	6,007	12/17/08	(95)
JPY	800,000	USD	7,613	12/17/08	(523)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	103

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

JPY	800,000	USD	7,650	12/17/08	(486)
JPY	870,000	USD	8,050	12/17/08	(798)
JPY	880,000	USD	8,713	12/17/08	(237)
JPY	1,000,000	USD	9,631	12/17/08	(540)
JPY	1,000,000	USD	9,980	12/17/08	(190)
JPY	1,100,000	USD	11,407	12/17/08	219
JPY	1,150,000	USD	10,639	12/17/08	(1,057)
JPY	1,150,000	USD	11,125	12/17/08	(570)
JPY	1,200,000	USD	12,005	12/17/08	(199)
JPY	1,401,690	USD	14,945	12/17/08	689
JPY	1,750,000	USD	17,390	12/17/08	(408)
JPY	2,430,000	USD	22,447	12/17/08	(2,268)
JPY	7,724,622	USD	73,515	12/17/08	(5,046)
NOK	204	USD	30	11/03/08	—
NOK	4,853	USD	739	11/03/08	18
NOK	687	USD	104	11/04/08	2
NOK	5,210	USD	776	11/04/08	2
NOK	794	USD	118	11/05/08	—
NOK	1,264	USD	220	12/17/08	33
NOK	13,135	USD	2,225	12/17/08	281
NOK	19,926	USD	3,195	12/17/08	246
NOK	19,926	USD	3,206	12/17/08	257
NOK	20,106	USD	3,338	12/17/08	362
NOK	20,109	USD	3,335	12/17/08	359
NOK	20,109	USD	3,337	12/17/08	361
NOK	20,109	USD	3,338	12/17/08	362
NOK	25,735	USD	4,488	12/17/08	679
NOK	28,607	USD	4,852	12/17/08	618
NOK	28,607	USD	4,858	12/17/08	624
NOK	28,607	USD	4,858	12/17/08	624
NOK	28,607	USD	4,861	12/17/08	627
NOK	39,852	USD	6,427	12/17/08	529
NOK	44,313	USD	6,601	12/17/08	43
NOK	44,314	USD	6,599	12/17/08	40
NOK	44,314	USD	6,602	12/17/08	44
NOK	44,314	USD	6,604	12/17/08	45
NOK	55,491	USD	8,917	12/17/08	705
SEK	5,996	USD	796	12/17/08	24
SEK	6,226	USD	956	12/17/08	154
SEK	6,942	USD	940	12/17/08	46
SEK	21,884	USD	3,242	12/17/08	425
SEK	21,885	USD	3,244	12/17/08	427
SEK	21,885	USD	3,246	12/17/08	429
SEK	21,885	USD	3,248	12/17/08	431
SEK	22,227	USD	3,286	12/17/08	424
SEK	25,047	USD	3,788	12/17/08	563
SEK	30,334	USD	4,481	12/17/08	576

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

SEK	30,334	USD	4,487	12/17/08	582
SGD	3	USD	2	11/03/08	—
SGD	3	USD	2	11/04/08	—
SGD	1	USD	1	11/05/08	—
SGD	11	USD	8	12/17/08	—
SGD	70	USD	46	12/17/08	(1)
SGD	80	USD	57	12/17/08	3
SGD	101	USD	68	12/17/08	—
SGD	182	USD	127	12/17/08	4
SGD	258	USD	179	12/17/08	4

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					(31,005)

See accompanying notes which are an integral part of the financial statements.

104	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Industry Diversification (Unaudited)	% of Net Assets	Market Value $

Auto and Transportation	4.1	153,752
Consumer Discretionary	8.2	304,833
Consumer Staples	11.2	418,242
Financial Services	15.8	591,341
Health Care	10.2	383,695
Integrated Oils	7.3	271,718
Materials and Processing	8.1	303,247
Miscellaneous	0.8	28,307
Other Energy	0.9	32,929
Producer Durables	5.5	205,237
Technology	3.4	128,945
Utilities	10.9	407,726
Warrants & Rights	—	1,444
Short-Term Investments	10.3	384,598
Other Securities	11.6	434,841

Total Investments	108.3	4,050,855
Other Assets and Liabilities, Net	(8.3)	(311,883)

Net Assets	100.0	3,738,972

Geographic Diversification (Unaudited)	% of Net Assets	Market Value $

Africa	0.2	6,485
Asia	6.7	250,885
Europe	38.3	1,434,133
Japan	17.4	649,127
Latin America	1.9	69,773
Middle East	1.0	36,925
Netherlands Antilles	—	373
Other Regions	2.9	110,337
United Kingdom	18.0	673,378
Short-Term Investments	10.3	384,598
Other Securities	11.6	434,841

Total Investments	108.3	4,050,855
Other Assets and Liabilities, Net	(8.3)	(311,883)

Net Assets	100.0	3,738,972

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	105

Russell Investment Company

Russell International Developed Markets Fund

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets

Australia	3.3
Austria	0.2
Belgium	0.6
Bermuda	0.6
Brazil	0.7
Canada	1.8
Cayman Islands	0.1
China	0.1
Czech Republic	0.1
Denmark	0.8
Finland	0.9
France	10.7
Germany	6.4
Greece	—	*
Hong Kong	0.9
India	0.3
Israel	1.0
Italy	1.8
Japan	17.4
Luxembourg	0.3
Malaysia	—	*
Mauritius	—	*
Mexico	0.4
Netherlands	3.5
Netherlands Antilles	—	*
New Zealand	0.1
Norway	0.3
Portugal	0.1
Russia	0.2
Singapore	0.8
South Africa	0.2
South Korea	0.5
Spain	2.6
Sweden	1.1
Switzerland	8.5
Taiwan	0.6
Thailand	0.1
Turkey	—	*
United Kingdom	18.0
United States	1.1
Preferred Stocks	0.3
Warrants & Rights	—	*
Short-Term Investments	10.3
Other Securities	11.6

Total Investments	108.3
Other Assets and Liabilities, Net	(8.3)

	100.0

Futures Contracts	(2.0)
Foreign Currency Exchange Contracts	(0.8)

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

106	Russell International Developed Markets Fund

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Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell Global Equity Fund - Class A
	Total Return
1 Year	(48.18)%
Inception*	(27.14	)%§

Russell Global Equity Fund - Class C
	Total Return
1 Year	(45.45)%
Inception*	(25.10	)%§

Russell Global Equity Fund - Class E
	Total Return
1 Year	(45.07)%
Inception*	(24.54	)%§

Russell Global Equity Fund - Class S
	Total Return
1 Year	(44.87)%
Inception*	(24.30	)%§

Russell Global Equity Fund - Class Y ‡
	Total Return
1 Year	(44.87)%
Inception*	(24.30	)%§

MSCI World Net Dividend® Index (USD) **
	Total Return
1 Year	(41.85)%
Inception*	(33.47	)%§

108	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell Global Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell Global Equity Fund Class A, Class C, Class E Class S and Class Y Shares lost 45.03%, 45.45%, 45.07%, 44.87% and 44.87% respectively. This compared to the MSCI World Net Dividend® Index (USD) which lost 41.85% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class Y Shares commenced operations on September 26, 2008. The returns shown for Class Y Shares prior to September 26, 2008 are the returns of Class S Shares.

For the year ending October 31, 2008, the Lipper® Global Multi-Cap Core Funds Average lost 40.55%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary affect the Fund’s performance?

The sharply changing market conditions in the last twelve months had both a positive and negative impact on Fund performance. The global market’s focus on fundamental growth in late 2007 benefited some of the Fund’s money managers. Nevertheless, the combination of a decline in a number of national housing markets, related sub-prime mortgage issues and general concern regarding a global economic slowdown caused a sharp sell off in January and Fund excess returns declined. Despite a modest recovery during the middle of 2008, markets continued to be extremely volatile as did Fund returns. Ultimately, as the extent of the financial problems that existed in the banking sector were revealed, governments worldwide were forced to take unprecedented action to support the global financial system. As this occurred, equity markets declined by amounts not seen since the late 1920s and company fundamentals, which Fund managers use in making buy/sell decision, became largely irrelevant to investors. Instead, markets became almost exclusively driven by sentiment and fear. This environment was challenging to Fund performance, particularly in the months of September and October 2008.

From a regional perspective, emerging markets most negatively impacted the decline of global equities, falling approximately 65% over the fiscal year period. While Fund managers continued to see attractive opportunities and long term secular growth in this area, the Fund’s 9% overweight to emerging markets was the single largest detractor to Fund performance over the period. Poor stock selection, primarily among U.S. consumer staples and energy stocks and in European consumer discretionary positions also contributed noticeably to the Fund’s underperformance. Fund managers rotated from a 4% overweight in European stocks to a 5% underweight as growth prospects in the region dimmed through the course of the year.

At a sector level, the Fund saw its largest shifts over the course of the fiscal year in its exposures to the technology and the telecommunications sectors, about 3% each. This led to technology being the largest overweight in the Fund based on manager expectations that the largest, well run businesses in the sector would suffer less in an economic slowdown. This positioning contributed positively to performance. The telecommunications sector had strong returns over the past few years and, as prices caught up with growth, Fund managers reduced exposure to this sector. This reduced the extent of the negative impact to Fund performance as this sector underperformed in the latter part of the year. The Fund maintained its below market exposure to the financials sector given ongoing concerns about the sector, ending the fiscal year with a 2.4% underweight. However, this underweight had been larger earlier in the year and the Fund’s money managers, both growth and value, added exposure to this sector as valuations improved.

While most active managers struggle during periods of uncertainty in the economic outlook, the sharp increase in risk aversion of investors has been most problematic for the Fund. The Fund’s money managers tend to pursue more forward looking approaches and, in recent periods this has led them to be positioned towards more economically sensitive areas of the market rather than defensive stocks. Accordingly, the majority of Fund’s money managers underperformed and as a result, the Fund underperformed as well. The Fund’s growth managers underperformed the most, as higher growth companies with higher valuations were most severely impacted in the recent environment.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

While sector allocation decisions had a modestly positive contribution to performance for the fiscal year, weak stock

Russell Global Equity Fund	109

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

selection drove the Fund’s underperformance for the period. Specifically, holdings in the more economically sensitive areas like consumer discretionary, energy and industrials detracted the most from performance. Returns in the material and energy sector, which had held up well in the first nine months of the year, fell dramatically starting in mid-July after reaching all time highs. The Fund’s holdings in these sectors fell even further as many were emerging markets companies and perceived by the market to be riskier than developed market stocks. Consumer discretionary stocks generally declined on slowing demand for luxury items but the media companies held by the Fund’s money managers were significantly negatively impacted by decreased advertising. Lastly, Fund holdings in machinery makers and shipping firms that have benefited from the infrastructure build out in emerging markets and rising global trade in recent years sold off sharply on declining demand and a contracting global economy.

Four of the Fund’s five money managers underperformed during the period. The Fund’s growth managers’ weak stock selection also contributed significantly to the Fund’s underperformance. Stock selection was weakest in the energy and industrials sectors for these managers. The Fund’s value managers performed better and were generally helped by underweights to either the commodity or financials sectors. The Fund’s core quantitative manager trailed the benchmark slightly given the broad swings in market trends during the year that presented a headwind to the manager’s momentum/valuation approach.

The Fund’s continued overweight to emerging markets detracted from performance as these markets notably underperformed developed markets by nearly 18%. Overweights in China and Brazil also detracted from Fund performance.

Since inception, the Fund has been significantly overweight to smaller capitalization companies relative to the MSCI World Index as the Fund’s money managers continued to believe there was greater value in the smaller companies with higher growth prospects. However, over the last 12 months the performance of smaller capitalization companies has lagged behind that of larger capitalization companies and the Fund’s overweight to small cap stocks contributed negatively to performance.

T. Rowe Price International, Inc. significantly underperformed in a market where its exposures to growth stocks and emerging markets companies were penalized heavily. Similarly, Gartmore Investment Limited also trailed the index as its holdings in the industrial sector sold off.

Quantitative manager, ClariVest Asset Management LLC, slightly underperformed the Fund’s benchmark for the fiscal year as its returns were negatively impacted by rapidly changing momentum and valuation factors considered in their investment model. This volatility negatively impacted performance as it resulted in less precise excess return forecasts by quantitative models and higher turnover.

Despite early success with some of its materials stocks, deep value manager Tradewinds Global Investors, underperformed since it was hired in May 2008, primarily on poor stock selection in consumer staples.

The Fund’s large cap value manager, Harris Associates, was the only manager that outperformed during the year (since being hired in February 2008), and its out performance was modest. Harris avoided the sharp decline in the energy/materials sectors in the second half of the year and also had good stock selection within industrials stocks.

Describe any changes to the Fund’s structure or the money manager line-up.

During the first fiscal quarter, Harris Associates was added at a 15% weight to the Fund as a full replacement for Altrinsic Global Advisors. During the third fiscal quarter, Tradewinds Global Investors was added at a 10% weight, moving 10% of the Fund’s assets from ClariVest to Tradewinds. These changes were intended to provide broader exposure to a variety of investment strategies and additional diversification during different parts of market cycles.

Money Managers as of October 31, 2008	Styles
ClariVest Asset Management LLC	Market-Oriented
Gartmore Global Partners	Growth
Harris Associates L.P.	Value
T. Rowe Price International, Inc.	Growth
Tradewinds Global Investors	Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

110	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

*	Commenced operations on February 28, 2007.

**	The Morgan Stanley Capital International (MSCI) World Net Dividend Index is a market capitalization index, with net dividends reinvested, that is designed to measure global developed market equity performance. The Index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

‡	The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Russell Investment Company

Russell Global Equity Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$612.50	$1,017.39
Expenses Paid During Period*	$6.24	$7.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$609.90	$1,013.62
Expenses Paid During Period*	$9.27	$11.59

*	Expenses are equal to the Fund’s annualized expense ratio of 2.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$612.50	$1,017.39
Expenses Paid During Period*	$6.24	$7.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

112	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$613.30	$1,018.65
Expenses Paid During Period*	$5.23	$6.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 29, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$746.30	$1,003.41
Expenses Paid During Period*	$0.96	$1.10

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% (representing the 33-day period annualized), multiplied by the average account value over the period, multiplied by 33/366 (to reflect the period since commencement of operations).

Russell Global Equity Fund	113

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 88.9%
Australia - 0.2%
Alumina, Ltd. - ADR	48,700	279
Centennial Coal Co., Ltd.	195,568	459
Incitec Pivot, Ltd.	213,611	580
Minara Resources, Ltd. (Æ)	278,300	195
Mineral Deposits, Ltd. (Æ)	361,300	143

		1,656

Bermuda - 2.0%
Accenture, Ltd. Class A	23,700	783
Axis Capital Holdings, Ltd.	92,900	2,646
Bunge, Ltd. (Ñ)	23,700	910
Central European Media Enterprises, Ltd. Class A (Æ)(Ñ)	94,100	2,514
Cheung Kong Infrastructure Holdings, Ltd.	353,000	1,282
Covidien, Ltd.	47,800	2,117
GOME Electrical Appliances Holdings, Ltd.	11,595,000	2,265
Pacific Basin Shipping, Ltd. (Ñ)	1,950,529	1,021
RenaissanceRe Holdings, Ltd.	14,000	643
Tyco Electronics, Ltd.	55,200	1,073
Warner Chilcott, Ltd. (Æ)(Ñ)	43,000	596

		15,850

Brazil - 1.9%
B2W Cia Global Do Varejo	119,300	1,531
BM&F Bovespa SA	770,666	2,060
Centrais Eletricas Brasileiras SA - ADR	150,350	1,646
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	25,275	581
Gol Linhas Aereas Inteligentes SA - ADR (Ñ)	157,500	683
Petroleo Brasileiro SA - ADR	309,300	6,826
Tam SA - ADR (Ñ)	122,100	1,292
Vivo Participacoes SA (Æ)	49,175	545

		15,164

British Virgin Islands - 0.0%
UTI Worldwide, Inc.	14,000	165

Canada - 1.3%
Addax Petroleum Corp. (Ñ)	114,900	1,716
Barrick Gold Corp.	113,330	2,575
Cameco Corp.	103,200	1,674

	Principal Amount ($) or Shares	Market Value $
Eastern Platinum, Ltd. (Æ)	270,700	81
Gabriel Resources, Ltd. (Æ)	223,800	276
Ivanhoe Mines, Ltd. (Æ)	44,900	120
Laurentian Bank of Canada	13,800	468
Manulife Financial Corp.	50,900	1,019
Moto Goldmines, Ltd. (Æ)	196,400	161
Patheon, Inc. (Æ)	42,500	70
Petro-Canada	48,750	1,218
Quadra Mining, Ltd. (Æ)(Ñ)	106,600	425
Suncor Energy, Inc. (Æ)	34,800	832

		10,635

Cayman Islands - 1.6%
Chaoda Modern Agriculture (Æ)(Ñ)	1,416,000	968
Fresh Del Monte Produce, Inc. (Æ)(Ñ)	77,300	1,632
Hutchison Telecommunications International, Ltd. (Æ)(Ñ)	4,857,000	5,258
Kingboard Laminates Holdings, Ltd.	500	—
Noble Corp.	47,400	1,527
Transocean, Inc. (Æ)(Ñ)	35,991	2,963

		12,348

China - 0.6%
Beijing Capital International Airport Co., Ltd. Class H (Ñ)	1,976,000	1,134
China Construction Bank Corp. Class H	4,143,000	2,014
PetroChina Co., Ltd. - ADR	6,825	509
Zhejiang Expressway Co., Ltd. Class H	2,058,000	995

		4,652

Denmark - 0.2%
D/S Norden	26,850	826
H Lundbeck A/S (Æ)(Ñ)	26,000	464

		1,290

Egypt - 0.9%
Egyptian Financial Group-Hermes Holding	369,820	1,648
Orascom Telecom Holding SAE	923,605	5,225

		6,873

Finland - 0.8%
Fortum OYJ (Æ)	211,701	5,211
UPM-Kymmene OYJ (Æ)	82,100	1,163

		6,374

114	Russell Global Equity Fund

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

France - 2.8%
Alcatel-Lucent (Æ)(Ñ)	960,003	2,489
BNP Paribas (Æ)	16,332	1,186
Electricite de France (Æ)	13,700	821
France Telecom SA	21,890	552
Pernod-Ricard SA (Ñ)	46,708	3,043
Peugeot SA (Ñ)	12,242	327
Publicis Groupe (Ñ)	155,600	3,506
Sanofi-Aventis SA - ADR (Æ)	82,475	2,608
Technip SA (Æ)	29,000	867
Thales SA	36,125	1,450
Total SA	93,615	5,142
Unibail-Rodamco (ö)	2,662	401

		22,392

Germany - 2.1%
Bayer AG	38,800	2,129
Daimler AG	81,800	2,825
E.ON AG	194,444	7,421
Salzgitter AG	5,410	358
SAP AG	101,900	3,623

		16,356

Hong Kong - 1.2%
Cheung Kong Holdings, Ltd.	305,000	2,970
CLP Holdings, Ltd.	346,000	2,349
Hang Lung Group, Ltd.	69	—
Hang Seng Bank, Ltd. (Ñ)	168,800	2,093
HongKong Electric Holdings	330,000	1,782

		9,194

India - 0.2%
ICICI Bank, Ltd. - ADR	67,000	1,145
Tata Motors, Ltd. - ADR (Æ)	119,300	698

		1,843

Ireland - 0.4%
Bank of Ireland	590,500	1,787
Bank of Ireland PLC (Æ)	52,000	158
Elan Corp. PLC - ADR (Æ)(Ñ)	186,800	1,425

		3,370

Israel - 0.2%
Teva Pharmaceutical Industries, Ltd. - ADR	44,000	1,887

	Principal Amount ($) or Shares	Market Value $
Italy - 1.2%
Enel SpA	578,869	3,886
ERG SpA (Æ)	43,600	582
Intesa Sanpaolo SpA (Æ)	570,287	2,086
Luxottica Group SpA (Ñ)	132,000	2,670
Telecom Italia SpA (Æ)	820,500	691

		9,915

Japan - 10.3%
Advantest Corp.	26,700	391
Aeon Mall Co., Ltd. (Ñ)	118,000	2,886
Astellas Pharma, Inc.	16,500	675
Bridgestone Corp. (Æ)	87,800	1,522
Cosmo Oil Co., Ltd.	213,000	455
Daiwa Securities Group, Inc. (Ñ)	740,000	4,110
Fields Corp.	320	393
Hakuhodo DY Holdings, Inc.	4,850	220
Itochu Corp.	758,000	4,093
Izumi Co., Ltd. (Ñ)	68,200	884
JS Group Corp.	34,600	460
Kao Corp.	49,000	1,416
Kawasaki Kisen Kaisha, Ltd.	148,000	576
KDDI Corp.	397	2,372
Kissei Pharmaceutical Co., Ltd.	34,000	776
Marubeni Corp.	108,000	428
Matsushita Electric Industrial Co., Ltd.	109,000	1,695
Millea Holdings, Inc.	17,600	549
Mitsubishi Corp.	111,700	1,854
Mitsubishi Estate Co., Ltd.	152,000	2,676
Mitsubishi UFJ Financial Group, Inc.	128,600	792
Mitsui & Co., Ltd.	98,000	942
Mitsui Fudosan Co., Ltd.	29,000	499
Mitsui OSK Lines, Ltd.	84,000	445
Mizuho Financial Group, Inc. (Æ)(Ñ)	143	342
Nintendo Co., Ltd.	26,500	8,358
Nippon Denko Co., Ltd. (Ñ)	112,000	509
Nippon Oil Corp.	224,000	927
Nippon Telegraph & Telephone Corp.	2,111	8,664
Nippon Yusen Kabushiki Kaisha	134,000	642
Nipro Corp. (Ñ)	22,000	337
Nomura Holdings, Inc. (Ñ)	174,700	1,624
NTT DoCoMo, Inc.	2,470	3,919
Paramount Bed Co., Ltd.	85,500	1,114
Ricoh Co., Ltd.	31,000	330
Rohm Co., Ltd.	88,500	4,183
Sekisui House, Ltd.	242,000	2,453
Seven & I Holdings Co., Ltd.	34,700	972
Sumitomo Corp. (Ñ)	233,800	2,097
Sumitomo Metal Industries, Ltd.	342,000	909

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Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Sumitomo Mitsui Financial Group, Inc. (Ñ)	122	495
Sumitomo Osaka Cement Co., Ltd.	252,000	392
Sumitomo Trust & Banking Co., Ltd. (The)	109,000	507
Toho Pharmaceutical Co., Ltd. (Ñ)	38,300	415
Toppan Printing Co., Ltd.	181,000	1,327
Toyo Seikan Kaisha, Ltd.	29,600	370
Toyota Motor Corp.	240,000	9,461
TV Asahi Corp.	411	523

		81,979

Luxembourg - 0.3%
Oriflame Cosmetics SA (Æ)(Ñ)	11,375	356
Reinet Investments SCA (Æ)	45,789	58
Stolt-Nielsen SA (Æ)	194,500	2,016

		2,430

Mexico - 1.3%
America Movil SAB de CV Series L	254,200	7,865
Grupo Financiero Banorte SAB de CV Class O (Ñ)	471,700	909
Grupo Televisa SA - ADR	71,400	1,261

		10,035

Netherlands - 0.2%
Akzo Nobel NV (Ñ)	27,700	1,153
TomTom NV (Æ)(Ñ)	68,718	526

		1,679

Netherlands Antilles - 0.4%
Schlumberger, Ltd.	61,600	3,182

Norway - 0.2%
Marine Harvest (Æ)	3,915,500	631
StatoilHydro ASA - ADR (Æ)	39,800	800

		1,431

Oman - 0.2%
Bank Muscat SAOG - GDR	179,075	1,648

Panama - 0.5%
Carnival Corp. (Ñ)	149,400	3,795

Papua New Guinea - 0.1%
Lihir Gold, Ltd. (Æ)	882,500	1,131

	Principal Amount ($) or Shares	Market Value $
Qatar - 0.0%
Commercial Bank of Qatar - GDR (Æ)	105,800	317

Russia - 1.7%
Gazprom OAO - ADR	440,483	8,889
Sberbank	3,524,056	3,759
Uralkali - GDR	55,707	1,180

		13,828

Singapore - 0.1%
Flextronics International, Ltd. (Æ)	49,500	207
Straits Asia Resources, Ltd. (Ñ)	349,000	229

		436

South Africa - 0.6%
AngloGold Ashanti, Ltd. - ADR	146,470	2,673
Gold Fields, Ltd.	185,800	1,273
Remgro, Ltd.	71,885	526

		4,472

South Korea - 0.4%
Korea Electric Power Corp. - ADR	135,600	1,342
Samsung Electronics Co., Ltd.	3,900	1,630

		2,972

Spain - 0.7%
Banco Santander SA (Ñ)	56,950	616
Iberdrola Renovables (Æ)	1,223,487	3,724
Telefonica SA	48,100	890

		5,230

Sweden - 0.1%
JM AB (Ñ)	100	1
Nordea Bank AB (Æ)	82,400	660

		661

Switzerland - 5.4%
ABB, Ltd.	127,674	1,688
ACE, Ltd.	81,800	4,692
Adecco SA	113,000	3,950
Compagnie Financiere Richemont SA (Æ)	74,600	1,586
Credit Suisse Group	119,000	4,542
Julius Baer Holding AG	70,400	2,771
Nestle SA	193,585	7,546
Novartis AG	44,347	2,244
Roche Holding AG	33,523	5,131
Sulzer AG (Æ)	14,272	845

116	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

UBS AG (Æ)	364,500	6,203
Zurich Financial Services AG	7,096	1,435

		42,633

Taiwan - 0.0%
Chi Mei Optoelectronics Corp.	150	—

Thailand - 0.1%
Krung Thai Bank PCL (Æ)	3,624,300	405

Turkey - 0.0%
Turkcell Iletisim Hizmet AS - ADR (Æ)	32,300	396

United Kingdom - 9.8%
Aggreko PLC (Æ)	141,537	988
Anglo American PLC	72,979	1,802
AstraZeneca PLC	83,015	3,529
AstraZeneca PLC - ADR	32,506	1,380
Aviva PLC	278,709	1,671
BAE Systems PLC	341,580	1,919
BG Group PLC	160,583	2,362
BP PLC	317,052	2,620
BP PLC - ADR	17,742	882
British American Tobacco PLC	116,423	3,197
British American Tobacco PLC (Æ)	29,189	795
British Sky Broadcasting Group PLC	461,000	2,811
Dairy Crest Group PLC (Æ)	69,091	346
Diageo PLC	111,700	1,711
Experian Group, Ltd.	448,400	2,467
GlaxoSmithKline PLC	356,524	6,872
HSBC Holdings PLC	275,848	3,330
Laird Group PLC	78,186	206
Lloyds TSB Group PLC	1,110,600	3,606
Mondi PLC	165,600	601
Prudential PLC	121,670	625
Rio Tinto PLC	46,786	2,182
Rolls-Royce Group PLC	1,494,448	7,927
Rolls-Royce Group PLC (Æ)	83,360,305	134
Royal Dutch Shell PLC Class B	159,770	4,270
Standard Chartered PLC	55,016	914
Standard Life PLC	382,788	1,473
Unilever PLC (Æ)	115,000	2,593
Venture Production PLC (Ñ)	65,870	431
Vodafone Group PLC	2,739,272	5,276
Vodafone Group PLC - ADR	40,900	788
Wolseley PLC (Æ)	294,343	1,616
WPP Group PLC	847,206	5,118
Xstrata PLC	55,497	944

		77,386

	Principal Amount ($) or Shares	Market Value $
United States - 38.9%
AbitibiBowater, Inc. (Æ)	79,800	156
Activision Blizzard, Inc. (Æ)	108,500	1,352
Aetna, Inc.	76,500	1,903
Aflac, Inc.	10,300	456
AGCO Corp. (Æ)	26,100	823
Allied Waste Industries, Inc. (Æ)	120,326	1,254
Altria Group, Inc.	106,300	2,040
Amazon.com, Inc. (Æ)(Ñ)	207,800	11,894
Amgen, Inc. (Æ)	84,590	5,066
Amtrust Financial Services, Inc. (Ñ)	92,928	913
Annaly Capital Management, Inc. (ö)(Ñ)	103,900	1,444
AON Corp.	24,300	1,028
Apple, Inc. (Æ)	89,400	9,619
Applied Materials, Inc.	134,000	1,730
Arch Coal, Inc. (Ñ)	8,840	189
AT&T, Inc.	158,500	4,243
Autodesk, Inc. (Æ)(Ñ)	49,700	1,059
Baker Hughes, Inc.	117,700	4,114
Bank of New York Mellon Corp. (The)	179,500	5,852
Bed Bath & Beyond, Inc. (Æ)(Ñ)	76,200	1,964
Best Buy Co., Inc. (Ñ)	62,000	1,662
BJ Services Co.	58,100	747
Capital One Financial Corp. (Ñ)	48,000	1,878
Celgene Corp. (Æ)	31,200	2,005
CenturyTel, Inc. (Ñ)	41,300	1,037
Cephalon, Inc. (Æ)(Ñ)	41,300	2,962
Charles Schwab Corp. (The)	113,600	2,172
Chevron Corp.	12,800	955
Chubb Corp.	12,500	648
Cisco Systems, Inc. (Æ)	65,400	1,162
Cliffs Natural Resources, Inc. (Ñ)	3,600	97
ConocoPhillips	79,800	4,151
Consol Energy, Inc. (Ñ)	39,900	1,252
Cummins, Inc.	48,500	1,254
CVS/Caremark Corp.	57,200	1,753
Deere & Co.	205,500	7,924
Dell, Inc. (Æ)(Ñ)	357,000	4,338
Discover Financial Services (Ñ)	149,000	1,825
Earthlink, Inc. (Æ)(Ñ)	148,200	1,023
Eaton Vance Corp. (Ñ)	23,000	506
eBay, Inc. (Æ)	89,500	1,367
ENSCO International, Inc. (Ñ)	21,900	832
Express Scripts, Inc. (Æ)	7,400	448
Exxon Mobil Corp.	39,900	2,957
Finish Line (The) Class A	54,700	523
Fossil, Inc. (Æ)(Ñ)	21,300	387

Russell Global Equity Fund	117

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Genentech, Inc. (Æ)	42,100	3,492
Genzyme Corp. (Æ)	17,400	1,268
Gilead Sciences, Inc. (Æ)	143,700	6,589
Goldman Sachs Group, Inc. (The)	40,100	3,709
Google, Inc. Class A (Æ)	39,700	14,267
Gulfmark Offshore, Inc. (Æ)(Ñ)	11,200	414
Health Net, Inc. (Æ)(Ñ)	14,700	189
Healthspring, Inc. (Æ)	80,500	1,330
Hewlett-Packard Co.	294,000	11,254
Hovnanian Enterprises, Inc. Class A (Æ)(Ñ)	187,500	804
Humana, Inc. (Æ)	18,800	556
Idacorp, Inc.	33,500	893
Intel Corp.	452,200	7,235
International Business Machines Corp.	61,600	5,727
Jabil Circuit, Inc. (Ñ)	34,500	290
Johnson Controls, Inc.	24,500	434
JPMorgan Chase & Co.	209,321	8,634
Juniper Networks, Inc. (Æ)(Ñ)	345,400	6,473
Kimberly-Clark Corp.	43,800	2,684
Lincare Holdings, Inc. (Æ)(Ñ)	29,200	769
Lockheed Martin Corp.	47,300	4,023
Marathon Oil Corp.	33,600	978
Mastercard, Inc. Class A (Ñ)	2,600	384
McDonald’s Corp.	170,700	9,889
MEMC Electronic Materials, Inc. (Æ)	15,400	283
Merrill Lynch & Co., Inc. (Æ)	57,795	1,012
Merrill Lynch & Co., Inc.	236,200	4,391
Microsoft Corp.	394,625	8,812
Monsanto Co.	12,400	1,103
Monster Worldwide, Inc. (Æ)(Ñ)	123,500	1,759
Morgan Stanley	138,600	2,421
Mosaic Co. (The) (Ñ)	14,700	579
Murphy Oil Corp.	86,100	4,360
Newmont Mining Corp.	105,200	2,771
Northrop Grumman Corp.	17,300	811
Occidental Petroleum Corp.	10,200	566
Oracle Corp. (Æ)	430,500	7,874
Peabody Energy Corp. (Ñ)	32,200	1,111
Pfizer, Inc.	307,700	5,449
Philip Morris International, Inc.	79,000	3,434
PNC Financial Services Group, Inc. (Ñ)	54,100	3,607
Procter & Gamble Co.	31,700	2,046
Red Hat, Inc. (Æ)	105,500	1,404
Reynolds American, Inc. (Ñ)	54,100	2,649
Ross Stores, Inc. (Ñ)	47,900	1,566

	Principal Amount ($) or Shares	Market Value $
Schering-Plough Corp.	306,400	4,440
Smith International, Inc.	75,400	2,600
Smithfield Foods, Inc. (Æ)	128,500	1,352
Sprint Nextel Corp.	1,367,400	4,280
Starwood Hotels & Resorts Worldwide, Inc. (ö)(Ñ)	52,200	1,177
Synthes, Inc.	5,527	714
Tech Data Corp. (Æ)	40,100	860
Tesoro Corp.	36,900	357
Texas Instruments, Inc.	62,000	1,213
Thermo Fisher Scientific, Inc. (Æ)	13,600	552
TNS, Inc. (Æ)	26,400	374
Travelers Cos., Inc. (The)	66,100	2,813
Tyson Foods, Inc. Class A	205,650	1,797
Union Pacific Corp.	55,200	3,686
United Online, Inc. (Ñ)	21,101	156
United Technologies Corp.	72,600	3,990
Viacom, Inc. Class B (Æ)	58,100	1,175
Wal-Mart Stores, Inc.	111,800	6,240
WellPoint, Inc. (Æ)	284,200	11,047
Wells Fargo & Co.	53,400	1,818
Wyeth	50,800	1,635
Wynn Resorts, Ltd. (Ñ)	33,800	2,042
Xerox Corp.	83,200	667

		308,242

Total Common Stocks
(cost $991,742)		704,252

Preferred Stocks - 0.1%
Brazil - 0.1%
Centrais Eletricas Brasileiras SA (Æ)	35,600	384
Tim Participacoes SA (Æ)	482,200	697

		1,081

Total Preferred Stocks
(cost $1,463)		1,081

Short-Term Investments - 6.6%
United States - 6.6%
Russell Investment Company Russell Money Market Fund	42,521,000	42,521
United States Treasury Bills (ç)(ž)(§)
0.058% due 12/18/08	7,500	7,500
0.507% due 12/18/08	1,000	999
0.863% due 12/18/08	500	500
0.995% due 12/18/08	500	499

		52,019

118	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Total Short-Term Investments
(cost $52,019)		52,019

Other Securities - 17.4%
Russell Investment Company Russell Money Market Fund (×)	65,268,372	65,268
State Street Securities Lending Quality Trust (×)	72,585,555	72,586

Total Other Securities
(cost $137,854)		137,854

Total Investments - 113.0%
(identified cost $1,183,078)		895,206

Other Assets and Liabilities, Net - (13.0%)		(102,761)

Net Assets - 100.0%		792,445

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	119

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
EUR STOXX 50 Index (EMU)	510	EUR	13,219	12/08	(2,706)
FTSE-100 Index (UK)	116	GBP	5,079	12/08	(981)
Hang Seng Index (Hong Kong)	10	HKD	6,965	11/08	156
S&P 500 E-Mini Index (CME)	350	USD	16,928	12/08	(1,879)
S&P 500 Index (CME)	88	USD	21,281	12/08	(4,579)
SPI 200 Index (Australia)	31	AUD	3,128	12/08	(210)
TOPIX Index (Japan)	88	JPY	751,520	12/08	(1,419)
TSE 60 Index (Canada)	34	CAD	4,019	12/08	(825)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(12,443)

See accompanying notes which are an integral part of the financial statements.

120	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	81	AUD	100	12/17/08	(15)
USD	101	AUD	150	12/17/08	(2)
USD	136	AUD	160	12/17/08	(30)
USD	158	AUD	200	12/17/08	(26)
USD	225	AUD	350	12/17/08	7
USD	366	AUD	450	12/17/08	(68)
USD	404	AUD	600	12/17/08	(7)
USD	408	AUD	500	12/17/08	(77)
USD	552	AUD	700	12/17/08	(88)
USD	617	AUD	800	12/17/08	(87)
USD	813	AUD	1,000	12/17/08	(151)
USD	816	AUD	1,000	12/17/08	(154)
USD	817	AUD	1,000	12/17/08	(155)
USD	1,163	AUD	1,430	12/17/08	(217)
USD	2,369	AUD	2,920	12/17/08	(436)
USD	3,253	AUD	4,000	12/17/08	(605)
USD	5,064	AUD	6,380	12/17/08	(841)
USD	142	CAD	150	12/17/08	(18)
USD	168	CAD	200	12/17/08	(2)
USD	188	CAD	200	12/17/08	(22)
USD	247	CAD	300	12/17/08	1
USD	375	CAD	400	12/17/08	(44)
USD	464	CAD	500	12/17/08	(49)
USD	469	CAD	500	12/17/08	(54)
USD	564	CAD	600	12/17/08	(67)
USD	659	CAD	700	12/17/08	(78)
USD	801	CAD	850	12/17/08	(96)
USD	1,132	CAD	1,200	12/17/08	(136)
USD	1,268	CAD	1,500	12/17/08	(24)
USD	1,692	CAD	1,800	12/17/08	(199)
USD	3,438	CAD	3,650	12/17/08	(410)
USD	3,854	CAD	4,105	12/17/08	(448)
USD	5,103	CAD	5,450	12/17/08	(582)
USD	282	CHF	325	11/05/08	(2)
USD	492	CHF	575	11/05/08	4
USD	9	EUR	7	11/03/08	—
USD	44	EUR	34	11/03/08	—
USD	79	EUR	61	11/03/08	(1)
USD	35	EUR	27	11/04/08	—
USD	50	EUR	39	11/04/08	(1)
USD	425	EUR	300	12/17/08	(43)
USD	521	EUR	400	12/17/08	(12)
USD	566	EUR	400	12/17/08	(56)
USD	586	EUR	400	12/17/08	(77)
USD	635	EUR	500	12/17/08	1
USD	733	EUR	500	12/17/08	(97)
USD	842	EUR	600	12/17/08	(78)
USD	886	EUR	600	12/17/08	(122)

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	1,001	EUR	800	12/17/08	18
USD	1,288	EUR	900	12/17/08	(142)
USD	1,331	EUR	1,000	12/17/08	(58)
USD	1,351	EUR	1,000	12/17/08	(78)
USD	1,376	EUR	1,000	12/17/08	(103)
USD	1,697	EUR	1,200	12/17/08	(169)
USD	2,000	EUR	1,400	12/17/08	(218)
USD	2,737	EUR	2,000	12/17/08	(191)
USD	3,463	EUR	2,450	12/17/08	(345)
USD	3,995	EUR	2,900	12/17/08	(304)
USD	4,214	EUR	3,000	12/17/08	(395)
USD	4,391	EUR	3,100	12/17/08	(445)
USD	8,634	EUR	6,100	12/17/08	(870)
USD	14,625	EUR	10,350	12/17/08	(1,451)
USD	28,380	EUR	20,050	12/17/08	(2,859)
USD	41,065	EUR	28,550	12/17/08	(4,724)
USD	96	GBP	58	11/03/08	(2)
USD	118	GBP	72	11/03/08	(2)
USD	174	GBP	107	11/03/08	(2)
USD	370	GBP	225	11/04/08	(8)
USD	142	GBP	88	11/05/08	—
USD	332	GBP	200	12/17/08	(11)
USD	363	GBP	200	12/17/08	(42)
USD	513	GBP	300	12/17/08	(31)
USD	524	GBP	300	12/17/08	(42)
USD	555	GBP	300	12/17/08	(74)
USD	715	GBP	450	12/17/08	8
USD	863	GBP	500	12/17/08	(61)
USD	876	GBP	500	12/17/08	(74)
USD	1,393	GBP	800	12/17/08	106
USD	1,403	GBP	800	12/17/08	(118)
USD	1,730	GBP	1,000	12/17/08	121
USD	1,772	GBP	1,000	12/17/08	(167)
USD	2,454	GBP	1,400	12/17/08	(206)
USD	2,482	GBP	1,400	12/17/08	(235)
USD	3,587	GBP	2,050	12/17/08	(296)
USD	9,913	GBP	5,650	12/17/08	(843)
USD	10,987	GBP	6,280	12/17/08	(906)
USD	19,080	GBP	10,525	12/17/08	(2,184)
USD	278	JPY	30,000	12/17/08	27
USD	463	JPY	50,000	12/17/08	46
USD	476	JPY	50,000	12/17/08	32
USD	531	JPY	50,000	12/17/08	(22)
USD	556	JPY	60,000	12/17/08	54
USD	573	JPY	60,000	12/17/08	37
USD	649	JPY	70,000	12/17/08	63
USD	931	JPY	100,000	12/17/08	86
USD	939	JPY	100,000	12/17/08	78

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	121

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	987	JPY	100,000	12/17/08	30
USD	990	JPY	100,000	12/17/08	(26)
USD	1,020	JPY	110,000	12/17/08	99
USD	1,434	JPY	150,000	12/17/08	91
USD	1,482	JPY	160,000	12/17/08	145
USD	1,998	JPY	200,000	12/17/08	(32)
USD	2,105	JPY	220,000	12/17/08	(128)
USD	3,332	JPY	360,000	12/17/08	330
USD	12,056	JPY	1,300,000	12/17/08	1,165
USD	12,424	JPY	1,345,000	12/17/08	1,255
USD	23,025	JPY	2,384,000	12/17/08	1,221
AUD	200	USD	132	12/17/08	—
AUD	200	USD	132	12/17/08	—
AUD	250	USD	199	12/17/08	33
AUD	300	USD	234	12/17/08	36
AUD	500	USD	319	12/17/08	(12)
AUD	600	USD	425	12/17/08	28
AUD	600	USD	487	12/17/08	90
AUD	1,000	USD	817	12/17/08	155
AUD	1,350	USD	1,094	12/17/08	201
AUD	6,380	USD	5,074	12/17/08	851
AUD	6,380	USD	5,194	12/17/08	971
CAD	200	USD	186	12/17/08	20
CAD	200	USD	188	12/17/08	22
CAD	200	USD	193	12/17/08	27
CAD	250	USD	235	12/17/08	28
CAD	300	USD	240	12/17/08	(9)
CAD	400	USD	376	12/17/08	44
CAD	600	USD	505	12/17/08	8
CAD	600	USD	562	12/17/08	64
CAD	1,000	USD	829	12/17/08	(1)
CAD	1,150	USD	1,045	12/17/08	91
CAD	1,950	USD	1,832	12/17/08	214
CAD	5,450	USD	5,112	12/17/08	591
CAD	5,450	USD	5,128	12/17/08	607
EUR	18	USD	23	11/03/08	—
EUR	82	USD	105	11/03/08	—
EUR	3	USD	4	11/04/08	—
EUR	17	USD	22	11/04/08	—
EUR	100	USD	142	12/17/08	14
EUR	300	USD	382	12/17/08	—
EUR	300	USD	416	12/17/08	34
EUR	450	USD	653	12/17/08	80
EUR	500	USD	644	12/17/08	7
EUR	500	USD	675	12/17/08	39
EUR	500	USD	707	12/17/08	71
EUR	500	USD	733	12/17/08	96
EUR	600	USD	880	12/17/08	117

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

EUR	700	USD	905	12/17/08	14
EUR	800	USD	1,072	12/17/08	53
EUR	900	USD	1,276	12/17/08	130
EUR	1,500	USD	2,047	12/17/08	138
EUR	1,500	USD	2,115	12/17/08	205
EUR	2,000	USD	2,825	12/17/08	279
EUR	2,500	USD	3,343	12/17/08	161
EUR	2,500	USD	3,370	12/17/08	188
EUR	28,550	USD	40,396	12/17/08	4,055
EUR	28,550	USD	41,086	12/17/08	4,747
GBP	49	USD	81	11/03/08	1
GBP	53	USD	88	11/04/08	2
GBP	23	USD	36	11/05/08	—
GBP	50	USD	88	12/17/08	7
GBP	200	USD	322	12/17/08	1
GBP	200	USD	369	12/17/08	48
GBP	200	USD	370	12/17/08	49
GBP	250	USD	438	12/17/08	37
GBP	300	USD	516	12/17/08	34
GBP	300	USD	524	12/17/08	43
GBP	400	USD	715	12/17/08	72
GBP	500	USD	887	12/17/08	85
GBP	700	USD	1,185	12/17/08	61
GBP	900	USD	1,565	12/17/08	120
GBP	900	USD	1,602	12/17/08	157
GBP	1,020	USD	1,785	12/17/08	147
GBP	1,500	USD	2,607	12/17/08	199
GBP	10,525	USD	18,436	12/17/08	1,540
GBP	10,525	USD	19,106	12/17/08	2,208
HKD	616	USD	79	11/04/08	—
JPY	21,180	USD	218	11/04/08	3
JPY	41,637	USD	426	11/06/08	3
JPY	20,000	USD	186	12/17/08	(18)
JPY	40,000	USD	381	12/17/08	(26)
JPY	50,000	USD	462	12/17/08	(47)
JPY	60,000	USD	568	12/17/08	(42)
JPY	60,000	USD	622	12/17/08	12
JPY	130,000	USD	1,252	12/17/08	(70)
JPY	160,000	USD	1,494	12/17/08	(133)
JPY	200,000	USD	1,990	12/17/08	(44)
JPY	200,000	USD	2,022	12/17/08	(13)
JPY	280,000	USD	2,782	12/17/08	(65)
JPY	2,384,000	USD	22,054	12/17/08	(2,191)
JPY	2,384,000	USD	23,064	12/17/08	(1,183)
SGD	285	USD	192	11/04/08	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					(3,032)

See accompanying notes which are an integral part of the financial statements.

122	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Industry Diversification (Unaudited)	% of Net Assets	Market Value $

Auto and Transportation	3.5	27,733
Consumer Discretionary	14.7	116,181
Consumer Staples	4.5	34,985
Financial Services	12.9	102,364
Health Care	10.9	86,477
Integrated Oils	4.8	38,385
Materials and Processing	5.6	44,351
Miscellaneous	0.1	960
Other Energy	4.6	36,118
Producer Durables	5.2	41,310
Short-Term Investments	1.2	9,498
Technology	10.2	81,187
Utilities	10.8	85,784
Short-Term Investments	6.6	52,019
Other Securities	17.4	137,854

Total Investments	113.0	895,206
Other Assets and Liabilities, Net	(13.0)	(102,761)

Net Assets	100.0	792,445

Geographic Diversification (Unaudited)	% of Net Assets	Market Value $

Africa	0.6	4,472
Asia	2.8	22,289
Europe	16.1	127,985
Japan	10.3	81,979
Latin America	7.4	58,273
Middle East	1.4	10,725
Netherlands Antilles	0.4	3,182
Other Regions	40.2	318,877
United Kingdom	9.8	77,551
Short-Term Investments	6.6	52,019
Other Securities	17.4	137,854

Total Investments	113.0	895,206
Other Assets and Liabilities, Net	(13.0)	(102,761)

Net Assets	100.0	792,445

See accompanying notes which are an integral part of the financial statements.

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Russell Global Equity Fund

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets

Australia	0.2
Bermuda	2.0
Brazil	1.9
British Virgin Islands	—	*
Canada	1.3
Cayman Islands	1.6
China	0.6
Denmark	0.2
Egypt	0.9
Finland	0.8
France	2.8
Germany	2.1
Hong Kong	1.2
India	0.2
Ireland	0.4
Israel	0.2
Italy	1.2
Japan	10.3
Luxembourg	0.3
Mexico	1.3
Netherlands	0.2
Netherlands Antilles	0.4
Norway	0.2
Oman	0.2
Panama	0.5
Papua New Guinea	0.1
Qatar	—	*
Russia	1.7
Singapore	0.1
South Africa	0.6
South Korea	0.4
Spain	0.7
Sweden	0.1
Switzerland	5.4
Taiwan	—	*
Thailand	0.1
Turkey	—	*
United Kingdom	9.8
United States	38.9
Preferred Stocks	0.1
Short-Term Investments	6.6
Other Securities	17.4

Total Investments	113.0
Other Assets and Liabilities, Net	(13.0)

	100.0

Futures Contracts	(1.6)
Foreign Currency Exchange Contracts	(0.4)

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

124	Russell Global Equity Fund

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Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell Emerging Markets Fund - Class A ‡
	Total Return
1 Year	(58.92)%
5 Years	7.99	%§
10 Years	6.96	%§

Russell Emerging Markets Fund - Class C ‡‡
	Total Return
1 Year	(56.77)%
5 Years	8.44	%§
10 Years	6.83	%§

Russell Emerging Markets Fund - Class E
	Total Return
1 Year	(56.41)%
5 Years	9.27	%§
10 Years	7.59	%§

Russell Emerging Markets Fund - Class S
	Total Return
1 Year	(56.33)%
5 Years	9.54	%§
10 Years	7.82	%§

Russell Emerging Markets Fund - Class Y ‡‡‡
	Total Return
1 Year	(56.33)%
5 Years	9.54	%§
10 Years	7.82	%§

MSCI Emerging Markets Index Net (USD)SM **
	Total Return
1 Year	(56.35)%
5 Years	9.51	%§
10 Years	N/A

126	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell Emerging Markets Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has six money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell Emerging Markets Fund Class A, Class C, Class E, Class S and Class Y Shares lost 56.41%, 56.77%, 56.41%, 56.33% and 56.33%, respectively. This compared to the MSCI Emerging Markets Index Net (USD)SM, which lost 56.35% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class Y Shares commenced operations on September 26, 2008. The returns shown for Class Y Shares prior to September 26, 2008 are the returns of Class S Shares.

For the year ending October 31, 2008, the Lipper® Emerging Markets Funds Average lost 57.08%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The year ended October 31, 2008 was the weakest one year return for emerging markets ever as the asset class experienced severe risk aversion and a massive flight to quality as the turmoil in global equity markets developed. In this environment, the Fund’s performance was positively impacted by having less exposure than the benchmark to markets trading at a high valuation such as China or India. The Fund’s overweight to Turkey and Indonesia detracted from performance, however, country positioning overall contributed positively to Fund performance. During the period, the Fund increased its Middle East exposure and rotated out of Brazil, which posted weak returns as commodity prices fell sharply.

As shown by the Lipper® Emerging Markets Funds Average, active managers in general struggled over this fiscal year, particularly those with a focus on growth and momentum (i.e., stocks exhibiting trending relative price appreciation)

investment approaches. Active management processes with a significant exposure to quality, cash flow generation and trading at reasonable valuations were in favor during the period.

The Fund benefited during this period from positive country allocation and strong stock selection. With commodity-related and cyclical sectors falling sharply, especially during the latter half of 2008, the energy underweight along with effective stock selection in energy and industrials sectors garnered positive results for the Fund. This was in part offset by weak stock selection in the consumer discretionary sector. In addition, the underweight to the telecoms sector and ineffective stock selection in select South African financials and Mexican consumer stocks detracted from performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The market environment during the fiscal year generally favored defensively positioned managers and those with a focus on companies with cash flow generation and balance sheet strength but trading at low valuations. Momentum and growth-oriented strategies struggled to keep pace in an environment of high volatility and extensive de-leveraging. Cyclical sectors, such as industrials and materials, underperformed.

AllianceBernstein L.P. underperformed the Fund’s benchmark during the fiscal year. Its underweight to India and China contributed positively to performance; however, this was more than offset by its exposure to industrial commodities and information technology stocks.

T. Rowe Price International, Inc. underperformed during the fiscal year due in part to its stock selection of India financials and Russian consumer discretionary stocks. Overexposure to Asian information technology stocks also detracted from its performance.

UBS Global Asset Management underperformed as growth and momentum factors were not rewarded by the market as these factors became significantly out of favor over the period. Stock selection in particular was weak with significant losses incurred through its consumer discretionary and financials holdings.

Arrowstreet Capital, Limited Partnership a quantitative manager, outperformed during the fiscal year. Its performance was driven by positive stock selection in commodity-related areas such as energy and materials sectors and by its underweight to Russia and overweight to Israel. Its overweight to Turkey detracted from performance.

Genesis Asset Managers, LLP outperformed during the period due to its focus on cash flow generation at a reasonable

Russell Emerging Markets Fund	127

Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

valuation combined with strong stock selection in industrials and technology stocks.

Harding, Loevner LLC, a quality focused manager, outperformed due to its focus on companies with what it believed to be sustainable, high quality growth and a long term horizon. Key areas of strength were stock selection in financials, materials and industrials. Its underweight to and positive stock selection in China and Korea were positive contributors to performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2008	Styles
AllianceBernstein L.P.	Value
Arrowstreet Capital, Limited Partnership	Market Oriented
Genesis Asset Managers, LLP	Market Oriented
Harding Loevner LLC	Market Oriented
T. Rowe Price International, Inc.	Growth
UBS Global Asset Management (Americas) Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1998.

**	The Morgan Stanley Capital International (MSCI) Emerging Markets Index Net (USD) is a market capitalization-weighted Index of over 850 stocks traded in 22 world markets.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from November 1, 1998 to February 28, 2007. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class E Shares from November 1, 1998 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

128	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$480.30	$1,015.38
Expenses Paid During Period*	$7.22	$9.83

*	Expenses are equal to the Fund’s annualized expense ratio of 1.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$478.00	$1,011.66
Expenses Paid During Period*	$9.96	$13.55

*	Expenses are equal to the Fund’s annualized expense ratio of 2.68% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$480.10	$1,015.43
Expenses Paid During Period*	$7.18	$9.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell Emerging Markets Fund	129

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Russell Emerging Markets Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$480.50	$1,016.74
Expenses Paid During Period*	$6.21	$8.47

*	Expenses are equal to the Fund’s annualized expense ratio of 1.67% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 29, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$675.60	$1,003.04
Expenses Paid During Period*	$1.23	$1.47

*	Expenses are equal to the Fund’s annualized expense ratio of 1.63% (representing the 33-day period annualized), multiplied by the average account value over the period, multiplied by 33/366 (to reflect the period since commencement of operations).

130	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 83.8%
Argentina - 0.0%
Petrobras Energia Participaciones SA - ADR (Ñ)	18,300	114

Austria - 0.0%
Wienerberger AG (Æ)(Ñ)	13,800	231

Bahrain - 0.1%
Gulf Finance House EC - GDR	36,700	624

Bermuda - 0.9%
Aquarius Platinum, Ltd.	7,300	18
C C Land Holdings, Ltd.	1,555,000	276
China Hongxing Sports, Ltd.	1,553,100	194
Cosan, Ltd. (Æ)	58,989	158
COSCO Pacific, Ltd. (Æ)	230,000	166
Credicorp, Ltd.	68,297	2,682
GOME Electrical Appliances Holdings, Ltd.	5,083,000	993
Li & Fung, Ltd.	210,000	422
Shangri-La Asia, Ltd.	782,000	1,094
Wilson Sons, Ltd. Class BDR	94,643	424
Yue Yuen Industrial Holdings, Ltd. (Æ)	813,000	1,610

		8,037

Brazil - 6.9%
All America Latina Logistica SA	189,800	885
Amil Participacoes SA	135,940	627
Anhanguera Educacional Participacoes SA	79,015	583
Banco Bradesco SA - ADR	72,300	846
Banco do Brasil SA	636,300	4,338
Banco Itau Holding Financeira SA - ADR (Ñ)	189,775	2,099
BM&F Bovespa SA	805,529	2,153
Brasil Brokers Participacoes SA (Æ)	293,000	345
Brasil Telecom Participacoes SA	51,100	1,097
Centrais Eletricas Brasileiras SA (Æ)	161,100	1,952
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR (Ñ)	15,352	459
Cia de Saneamento Basico do Estado de Sao Paulo (Æ)	297,440	3,432
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (Æ)(Ñ)	22,075	508
Cia de Saneamento de Minas Gerais-Copasa MG (Æ)	44,000	275

	Principal Amount ($) or Shares	Market Value $
Cia Paranaense de Energia	2,000	17
Cia Vale do Rio Doce - ADR (Æ)(Ñ)	443,400	5,192
Cia Vale do Rio Doce (Æ)(Ñ)	428,540	5,622
Cyrela Brazil Realty SA	180,700	884
Gerdau SA	39,600	218
Gerdau SA - ADR (Ñ)	249,600	1,600
JBS SA (Æ)	521,600	951
Lojas Renner SA	86,500	627
Marfrig Frigorificos e Comercio de Alimentos SA (Æ)	137,647	667
MRV Engenharia e Participacoes SA	33,000	175
NET Servicos de Comunicacao SA - ADR (Æ)	203,400	1,330
OGX Petroleo e Gas Participacoes SA (Æ)	2,045	260
Perdigao SA (Æ)	77,509	1,127
Petroleo Brasileiro SA	113,300	1,500
Petroleo Brasileiro SA - ADR	476,740	12,084
Positivo Informatica SA	99,700	271
Redecard SA	67,600	749
Souza Cruz SA	58,400	1,078
Tele Norte Leste Participacoes SA - ADR	162,089	2,201
Unibanco - Uniao de Bancos Brasileiros SA - GDR (Æ)	44,100	2,782
Usinas Siderurgicas de Minas Gerais SA	50,700	596
Weg SA	102,500	582

		60,112

Canada - 0.2%
First Quantum Minerals, Ltd. (Ñ)	18,272	385
First Quantum Minerals, Ltd.	68,296	1,380

		1,765

Cayman Islands - 1.7%
Agile Property Holdings, Ltd. (Ñ)	614,000	200
ASM Pacific Technology (Ñ)	319,500	1,062
Belle International Holdings, Ltd. (Ñ)	3,163,500	1,499
Focus Media Holding, Ltd. - ADR (Æ)(Ñ)	66,500	1,232
Foxconn International Holdings, Ltd. (Ñ)	1,257,000	454
Hengan International Group Co., Ltd. (Ñ)	1,196,000	3,373
Hidili Industry International Development, Ltd.	2,089,000	432

Russell Emerging Markets Fund	131

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ju Teng International Holdings, Ltd. (Æ)	576,000	173
Kingboard Chemical Holdings, Ltd.	326,000	639
Lifestyle International Holdings, Ltd.	724,000	471
Luen Thai Holdings, Ltd.	1,389,000	82
Pacific Textile Holdings, Ltd.	1,069,000	71
Parkson Retail Group, Ltd. (Ñ)	2,632,473	2,416
Shimao Property Holdings, Ltd. (Ñ)	627,500	347
Shui On Land, Ltd. (Æ)(Ñ)	2,391,162	539
Suntech Power Holdings Co., Ltd. - ADR (Æ)	8,400	147
Tencent Holdings, Ltd.	238,200	1,720

		14,857

Chile - 0.9%
Banco de Credito e Inversiones	23,304	391
Banco Santander Chile - ADR	82,749	2,963
Embotelladora Andina SA - ADR	51,000	597
Empresa Nacional de Electricidad SA/Chile - ADR	6,531	243
Enersis SA/Chile - ADR	12,451	179
Lan Airlines SA - ADR (Ñ)	113,100	1,141
SACI Falabella	224,254	590
Sociedad Quimica y Minera de Chile SA - ADR	94,200	2,157

		8,261

China - 5.8%
Air China, Ltd. Class H (Æ)	3,512,000	951
Aluminum Corp. of China, Ltd. Class H (Ñ)	896,000	338
Anhui Conch Cement Co., Ltd. Class H (Æ)(Ñ)	1,157,939	3,728
Bank of China, Ltd. (Æ)(Ñ)	3,557,000	1,057
Bank of Communications Co., Ltd. Class H (Ñ)	3,193,000	1,852
China Citic Bank (Æ)(Ñ)	899,000	272
China Communications Construction Co., Ltd. Class H (Ñ)	2,538,000	1,773
China Construction Bank Corp. Class H (Ñ)	5,481,000	2,664
China COSCO Holdings Co., Ltd. Class H	319,000	174
China Merchants Bank Co., Ltd. (Ñ)	505,000	762
China National Building Material Co., Ltd. Class H	838,000	480
China Petroleum & Chemical Corp. - ADR (Ñ)	7,782	506

	Principal Amount ($) or Shares	Market Value $
China Petroleum & Chemical Corp. Class H	11,860,000	7,835
China Shanshui Cement Group, Ltd. (Æ)	1,803,000	293
China Shenhua Energy Co., Ltd.	2,250,647	4,169
China Telecom Corp., Ltd. Class H (Ñ)	9,345,000	3,295
Dongfeng Motor Group Co., Ltd. Class H (Æ)	4,526,000	1,253
Huaneng Power International, Inc. Class H (Æ)(Ñ)	1,140,000	565
Industrial & Commercial Bank of China (Ñ)	11,103,000	5,166
Jiangsu Expressway Co., Ltd. Class H	2,972,000	2,084
Jiangxi Copper Co., Ltd. Class H (Ñ)	1,664,000	797
PetroChina Co., Ltd. - ADR (Ñ)	41,719	3,111
PetroChina Co., Ltd. Class H	1,423,000	1,109
Ping An Insurance Group Co. of China, Ltd. Class H (Ñ)	339,600	1,469
Shanghai Forte Land Co. Class H (Æ)	1,538,000	185
Sina Corp. (Æ)(Ñ)	98,900	3,204
Uni-President China Holdings, Ltd. (Æ)	2,519,000	539
Weiqiao Textile Co. Class H	780,000	160
Wumart Stores, Inc. Class H (Æ)	197,000	160
Yanzhou Coal Mining Co., Ltd. Class H (Æ)(Ñ)	984,000	618
Zhejiang Expressway Co., Ltd. Class H	368,000	178

		50,747

Colombia - 0.5%
BanColombia SA	160,900	816
BanColombia SA - ADR	180,743	3,530

		4,346

Cyprus - 0.0%
Mirland Development Corp. PLC (Æ)	106,900	140

Czech Republic - 0.8%
CEZ	79,027	3,426
Komercni Banka AS (Ñ)	13,000	1,951
Telefonica O2 Czech Republic AS	80,900	1,716

		7,093

Egypt - 1.1%
Egyptian Financial Group-Hermes Holding	526,012	2,343
Orascom Construction Industries	126,086	4,213

132	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Orascom Construction Industries - GDR	30,990	2,101
Orascom Telecom Holding SAE	177,390	1,004
Telecom Egypt (Æ)	110,300	265

		9,926

Greece - 0.3%
Coca Cola Hellenic Bottling Co. SA	159,895	2,243

Hong Kong - 3.6%
Beijing Enterprises Holdings, Ltd.	633,000	2,466
China Insurance International Holdings Co., Ltd.	1,938,000	4,491
China Merchants Holdings International Co., Ltd. (Ñ)	354,684	839
China Mobile, Ltd.	436,000	3,826
China Mobile, Ltd. - ADR (Ñ)	78,780	3,458
China Overseas Land & Investment, Ltd. (Ñ)	1,242,000	1,383
China Resources Enterprise	2,766,189	5,429
China Unicom, Ltd. (Ñ)	1,412,016	2,034
Citic Pacific, Ltd. (Ñ)	981,000	799
CNOOC, Ltd.	4,438,000	3,635
Franshion Properties China, Ltd.	1,540,000	297
Lenovo Group, Ltd. (Ñ)	6,886,000	2,108
Sinotrans Shipping, Ltd. (Ñ)	1,832,000	373

		31,138

Hungary - 0.6%
Egis NyRt. (Æ)	3,842	190
Magyar Telekom Telecommunications PLC (Æ)	80,826	257
MOL Hungarian Oil and Gas NyRt	27,364	1,488
MOL Hungarian Oil and Gas NyRt - ADR	21,900	876
OTP Bank NyRt (Æ)	67,677	1,129
Richter Gedeon NyRt	12,124	1,665

		5,605

India - 4.9%
Allahabad Bank	243,535	243
Andhra Bank	429,000	378
Axis Bank, Ltd.	115,000	1,361
Bajaj Auto, Ltd.	32,379	366
Bajaj Finserv, Ltd.	32,379	80
Bank of Baroda	220,000	1,076
BF Utilities, Ltd. (Æ)	19,711	272
Bharti Airtel, Ltd. (Æ)	245,070	3,283
Canara Bank (Æ)	351,000	1,210

	Principal Amount ($) or Shares	Market Value $
Chennai Petroleum Corp., Ltd.	81,660	201
Container Corp. of India	79,534	1,036
Dish TV India, Ltd. (Æ)	3,716	1
DLF, Ltd.	224,506	1,030
Genesis Indian Investment Co., Ltd.	490,719	13,559
GMR Infrastructure, Ltd. (Æ)	400,995	418
Great Eastern Shipping Co., Ltd. (The) Class A	223,050	1,012
HDFC Bank, Ltd. - ADR (Ñ)	49,100	3,221
Hindustan Unilever, Ltd.	316,000	1,427
Housing Development Finance Corp.	45,779	1,680
ICICI Bank, Ltd. - ADR	43,000	735
Indian Overseas Bank	250,000	382
Ipca Laboratories, Ltd.	14,755	117
Jaiprakash Associates, Ltd.	186,833	278
Larsen & Toubro, Ltd.	89,940	1,490
Maruti Suzuki India, Ltd.	45,445	522
Mundra Port and Special Economic Zone, Ltd.	72,786	542
NIIT Technologies, Ltd.	45,816	60
NTPC, Ltd.	464,830	1,341
Oil & Natural Gas Corp., Ltd.	44,143	603
Orchid Chemicals & Pharmaceuticals, Ltd.	70,258	147
Oriental Bank of Commerce	111,000	281
Reliance Industries, Ltd. - GDR (Þ)	23,839	1,378
State Bank of India, Ltd. - GDR	29,197	1,349
Steel Authority of India, Ltd.	156,605	272
Sun Pharmaceutical Industries, Ltd.	10,573	243
Sun TV Network, Ltd.	163,838	504
Suzlon Energy, Ltd.	436,263	399
Union Bank of India	118,000	307
United Spirits, Ltd.	29,115	528

		43,332

Indonesia - 1.6%
Aneka Tambang Tbk PT	12,321,000	1,194
Astra Agro Lestari Tbk PT	336,789	191
Astra International Tbk PT	1,590,000	1,382
Bank Danamon Indonesia Tbk PT	804,006	195
Bank Rakyat Indonesia PT	11,058,734	3,575
Bumi Resources Tbk PT	2,493,000	497
International Nickel Indonesia Tbk PT	3,325,000	529
Ramayana Lestari Sentosa Tbk PT	6,191,492	288
Telekomunikasi Indonesia Tbk PT	8,292,807	4,174
Telekomunikasi Indonesia Tbk PT - ADR (Ñ)	72,470	1,452
Timah Tbk PT	7,585,000	822

		14,299

Russell Emerging Markets Fund	133

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Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Israel - 5.0%
Africa-Israel Investments Ltd. (Æ)	12,847	193
Aladdin Knowledge Systems, Ltd. (Æ)(Ñ)	20,147	223
Alvarion, Ltd. (Æ)(Ñ)	62,871	218
AudioCodes, Ltd. (Æ)(Ñ)	37,418	70
Azorim-Investment Development & Construction Co., Ltd.	34,578	162
Bank Hapoalim BM	1,135,300	2,573
Bank Leumi Le-Israel BM	1,396,722	3,708
Bezeq Israeli Telecommunication Corp., Ltd. (Æ)	268,492	398
Cellcom Israel, Ltd.	66,315	1,920
Check Point Software Technologies (Æ)(Ñ)	263,293	5,324
Delek Automotive Systems, Ltd.	71,689	452
Elbit Systems, Ltd.	26,996	1,308
IDB Development Corp., Ltd.	20,729	244
Israel Chemicals, Ltd.	417,070	4,152
Jerusalem Economy, Ltd. (Æ)	22,815	100
Makhteshim-Agan Industries, Ltd.	211,548	799
Oil Refineries, Ltd.	695,405	358
Orbotech, Ltd. (Æ)	21,271	69
Osem Investment, Ltd.	24,258	279
Partner Communications	296,039	5,543
Syneron Medical, Ltd. (Æ)	46,349	436
Teva Pharmaceutical Industries, Ltd.	76,444	3,162
Teva Pharmaceutical Industries, Ltd. - ADR (Ñ)	272,866	11,700

		43,391

Kazakhstan - 0.0%
Halyk Savings Bank Kazakhstan Class A	7,374	31
Halyk Savings Bank of Kazakhstan JSC - GDR	200	1

		32

Luxembourg - 2.2%
Evraz Group SA - GDR	57,000	878
Genesis Smaller Companies	410,451	14,295
MHP SA - GDR (Æ)	77,900	311
Millicom International Cellular SA (Ñ)	30,800	1,232
Reinet Investments SCA (Æ)	12,180	15
Tenaris SA - ADR (Ñ)	108,350	2,231

		18,962

	Principal Amount ($) or Shares	Market Value $
Malaysia - 1.4%
Bumiputra-Commerce Holdings BHD	2,374,422	4,122
Bursa Malaysia BHD	259,800	385
IGB Corp. BHD	1,650,100	600
IOI Corp. BHD	1,086,550	857
KLCC Property Holdings BHD	256,000	196
KNM Group Berhad (Æ)	1,036,800	177
Kuala Lumpur Kepong BHD	142,200	334
Malaysian Bulk Carriers BHD	358,025	240
MISC BHD	141,700	327
PPB Group BHD	123,000	270
Proton Holdings BHD (Æ)	169,800	99
Public Bank BHD (Æ)	76,100	180
Public Bank BHD	597,000	1,413
Sime Darby BHD	1,053,672	1,853
TA Enterprise BHD	1,083,200	172
TM International BHD (Æ)	738,500	943

		12,168

Mexico - 4.7%
Alfa SAB de CV Class A (Ñ)	581,000	1,145
America Movil SAB de CV Series L	371,073	11,481
Carso Global Telecom SAB de CV Class A (Æ)(Ñ)	140,600	546
Cemex SAB de CV (Æ)	2,062,811	1,541
Coca-Cola Femsa SAB de CV	254,800	827
Corp. GEO SAB de CV (Æ)	798,000	1,086
Corp. Moctezuma SAB de CV	247,682	395
Fomento Economico Mexicano SAB de CV	550,500	1,410
Fomento Economico Mexicano SAB de CV - ADR	98,172	2,483
Grupo Aeroportuario del Pacifico SA de CV - ADR (Ñ)	25,100	459
Grupo Aeroportuario del Pacifico SA de CV Class B	98,100	178
Grupo Famsa SAB de CV Class A (Æ)	536,000	450
Grupo Financiero Banorte SAB de CV Class O	1,704,590	3,287
Grupo Financiero Inbursa SA Class O (Ñ)	479,876	1,306
Grupo Mexico SAB de CV	1,073,032	912
Grupo Televisa SA (Æ)(Ñ)	253,000	879
Grupo Televisa SA - ADR (Ñ)	14,492	256
Megacable Holdings SAB de CV (Æ)	510,303	783
Telefonos de Mexico SAB de CV	1,105,700	991
Telefonos de Mexico SAB de CV Series L (Ñ)	122,700	2,199

134	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Urbi Desarrollos Urbanos SA de CV (Æ)(Ñ)	1,336,000	1,904
Wal-Mart de Mexico SAB de CV (Ñ)	1,717,079	4,609
Wal-Mart de Mexico SAB de CV - ADR	72,400	1,926

		41,053

Netherlands - 0.3%
X5 Retail Group NV - GDR (Æ)	253,776	2,616

Nigeria - 0.2%
First City Monument Bank PLC	7,380,692	490
Guaranty Trust Bank - GDR	142,345	785
Nigerian Breweries PLC	203,792	55
Nigerian Breweries PLC (Æ)	731,891	200
United Bank for Africa PLC (Æ)	3,361,902	497

		2,027

Oman - 0.3%
Bank Muscat SAOG	29,310	69
Bank Muscat SAOG - GDR	188,090	1,730
National Bank of Oman, Ltd.	806,050	806

		2,605

Pakistan - 0.4%
Engro Chemical Pakistan, Ltd.	396,600	545
Fauji Fertilizer Co., Ltd.	1,804,822	1,373
ICI Pakistan, Ltd.	170,400	165
Oil & Gas Development Co., Ltd.	344,000	247
Pakistan Petroleum, Ltd.	187,550	276
Pakistan State Oil Co., Ltd.	224,500	457

		3,063

Panama - 0.2%
Copa Holdings SA Class A	51,718	1,312

Philippines - 0.4%
Philippine Long Distance Telephone Co.	34,630	1,416
Philippine Long Distance Telephone Co. - ADR	46,940	1,920
Universal Robina Corp.	2,009,000	214

		3,550

Poland - 0.5%
Bank Pekao SA	23,800	1,082
KGHM Polska Miedz SA	130,367	1,445

	Principal Amount ($) or Shares	Market Value $
Powszechna Kasa Oszczednosci Bank Polski SA	38,962	439
Przedsiebiorstwo Eksportu i Importu Kopex SA (Æ)	13,272	59
Telekomunikacja Polska SA (Æ)	161,348	1,217

		4,242

Qatar - 0.5%
Commercial Bank of Qatar - GDR (Æ)	508,600	1,526
Industries Qatar	39,339	1,177
Qatar Islamic Bank	32,663	843
Qatar National Bank SAQ	29,996	1,244

		4,790

Russia - 8.7%
Bank St. Petersburg	203,445	254
Gazprom OAO - ADR	467,849	9,296
Gazprom OAO - ADR (Æ)	515,139	10,396
Kalina (Æ)	15,100	196
LSR Group - GDR (Æ)	104,900	264
LUKOIL - ADR(Ñ)	434,417	16,615
Magnit OAO (Æ)	89,592	1,434
Magnitogorsk Iron & Steel Works - GDR (Å)	87,200	249
Magnitogorsk Iron & Steel Works - GDR REGS	278,800	822
Mechel - ADR (Ñ)	104,700	960
MMC Norilsk Nickel	7,305	727
MMC Norilsk Nickel - ADR (Ñ)	704,030	7,047
Mobile Telesystems OJSC - ADR	162,342	6,356
NovaTek OAO - GDR	65,161	2,607
NovaTek OAO - GDR (Ñ)(Å)	19,900	537
Novolipetsk Steel OJSC - GDR	49,533	466
Novorossiysk Commercial Sea Port - GDR (Þ)	23,647	128
Novorossiysk Commercial Sea Port - GDR (Æ)	150,138	811
PIK Group - GDR (Æ)	129,979	787
Raspadskaya (Æ)	370,723	797
RBC Information Systems (Æ)	146,581	220
Rosneft Oil Co. (Æ)	151,299	720
Sberbank	3,647,483	3,891
Seventh Continent (Æ)	38,851	777
Severstal - GDR	36,434	138
Surgutneftegaz - ADR (Ñ)	137,130	885
Surgutneftegaz - ADR	94,460	616
Tatneft - GDR	29,800	1,305
TMK OAO - GDR	13,000	140

Russell Emerging Markets Fund	135

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

TMK OAO Class T	87,000	152
Uralkali - GDR	100,991	2,138
Vimpel-Communications - ADR	59,100	857
VTB Bank OJSC - GDR (Þ)	43,600	137
VTB Bank OJSC - GDR	744,194	2,380
Wimm-Bill-Dann Foods OJSC - ADR (Æ)(Ñ)	16,489	725

		75,830

South Africa - 5.5%
ABSA Group, Ltd.	118,787	1,240
ArcelorMittal South Africa, Ltd. Class H	120,600	1,144
Aspen Pharmacare Holdings, Ltd. (Æ)	230,194	808
Astral Foods, Ltd.	30,660	279
Aveng, Ltd.	122,456	606
Barloworld, Ltd.	148,151	864
Bidvest Group, Ltd.	391,055	4,214
DataTec, Ltd. (Æ)	270,000	428
Exxaro Resources, Ltd.	183,907	1,225
FirstRand, Ltd.	235,901	341
Foschini, Ltd.	183,683	759
Impala Platinum Holdings, Ltd.	154,533	1,622
Imperial Holdings, Ltd.	85,100	480
Massmart Holdings, Ltd.	123,508	1,107
Mondi, Ltd.	311,633	1,321
MTN Group, Ltd.	324,414	3,661
Murray & Roberts Holdings, Ltd.	108,000	737
Netcare, Ltd. Class H (Æ)	1,312,200	930
Pick’n Pay Stores, Ltd.	124,454	397
Remgro, Ltd.	19,123	140
Reunert, Ltd.	113,383	574
Sanlam, Ltd.	2,100,800	3,450
Sasol, Ltd.	361,714	10,835
Shoprite Holdings, Ltd.	160,961	854
Standard Bank Group, Ltd.	1,009,391	8,068
Telkom SA, Ltd. (Æ)	29,602	322
Tiger Brands, Ltd. (Æ)	129,524	1,889

		48,295

South Korea - 9.5%
Amorepacific Corp.	1,359	598
Daelim Industrial Co.	13,847	396
Daou Technology, Inc.	63,760	143
Daum Communications Corp. (Æ)	1,526	35
DC Chemical Co., Ltd. (Ñ)	5,214	844
Dongbu Corp.	80,980	302
Dongkuk Steel Mill Co., Ltd.	11,730	189

	Principal Amount ($) or Shares	Market Value $
Dongwon F&B Co., Ltd.	5,360	81
GS Holdings Corp.	26,600	506
Hana Financial Group, Inc.	128,100	2,011
Handsome Co., Ltd. (Ñ)	27,050	138
Hankook Tire Co., Ltd.	131,110	1,260
Hanwha Chem Corp. (Ñ)	119,120	513
Hanyang Securities Co., Ltd.	33,730	200
Honam Petrochemical Corp. (Ñ)	73,814	3,004
Hynix Semiconductor, Inc. (Æ)(Ñ)	204,700	1,735
Hyosung Corp.	22,450	528
Hyundai Development Co. (Ñ)	30,220	813
Hyundai Engineering & Construction Co., Ltd.	11,444	468
Hyundai Heavy Industries	4,057	531
Hyundai Marine & Fire Insurance Co., Ltd. (Æ)(Ñ)	67,100	540
Hyundai Mobis	34,350	2,005
Hyundai Motor Co. (Ñ)	74,870	3,439
Hyundai Steel Co. (Ñ)	42,640	1,227
Industrial Bank of Korea (Ñ)	237,400	1,348
KB Financial Group, Inc. (Æ)	147,654	3,660
KB Financial Group, Inc. - ADR (Æ)(Ñ)	33,770	831
KCC Corp. (Ñ)	5,661	1,096
Korea Development Corp. (Æ)	37,800	126
Korea Electric Power Corp.	121,347	2,428
Korea Electric Power Corp. - ADR (Ñ)	951	9
KT&G Corp.	24,357	1,553
LG Chem, Ltd.	44,279	2,667
LG Corp. Class H (Ñ)	53,911	2,139
LG Electronics, Inc. Class H (Ñ)	14,058	1,040
LG Household & Health Care, Ltd. (Ñ)	24,823	3,514
LG Telecom, Ltd. (Æ)	187,580	1,321
LIG Insurance Co., Ltd. (Ñ)	73,400	814
MegaStudy Co., Ltd.	3,450	385
NHN Corp. (Æ)	16,402	1,737
Poongsan Corp. (Æ)(Ñ)	37,364	181
Poongsan Corp. (Ñ)	7,024	46
PSK, Inc.	58,815	115
S-Oil Corp. (Ñ)	44,242	2,225
Samsung Card Co.	25,321	593
Samsung Electronics Co., Ltd.	40,786	17,044
Samsung Electronics Co., Ltd. - GDR (Þ)	22,725	4,272
Samsung Electronics Co., Ltd. - GDR	880	111
Samsung Fire & Marine Insurance Co., Ltd.	32,300	4,278

136	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Samsung Heavy Industries Co., Ltd. (Ñ)	31,690	483
Shinhan Financial Group Co., Ltd.	83,560	2,101
Shinsegae Co., Ltd.	5,808	2,049
SK Energy Co., Ltd.	7,841	428
Taewoong Co., Ltd. (Æ)(Ñ)	33,000	1,604
Yuhan Corp.	8,468	1,223

		82,927

Taiwan - 7.2%
Asia Cement Corp.	256,445	154
Asustek Computer, Inc.	1,160,746	1,702
AU Optronics Corp.	4,419,177	3,051
AU Optronics Corp. - ADR (Ñ)	204,893	1,414
Cathay Financial Holding Co., Ltd. - GDR	81,092	779
China Steel Corp. - GDR	7,940	114
China Steel Corp. Class H	6,685,429	4,947
Chinatrust Financial Holding Co., Ltd.	1,558,793	451
Chunghwa Telecom Co., Ltd.	463,430	763
Chunghwa Telecom Co., Ltd. - ADR	97,284	1,601
CMC Magnetics Corp. (Æ)	5,459,000	741
Compal Electronics, Inc.	2,902,184	2,088
Delta Electronics, Inc.	1,243,030	2,868
Efun Technology Co., Ltd. (Æ)	217,000	171
Evergreen Marine Corp. Taiwan, Ltd.	1,439,870	753
Far Eastern Department Stores Co., Ltd.	695,150	318
Far Eastern Textile Co., Ltd.	1,203,999	697
Farglory Land Development Co., Ltd.	922,000	592
Formosa Chemicals & Fibre Corp.	697,000	1,151
Formosa Plastics Corp.	509,000	870
Foxconn Technology Co., Ltd.	296,928	731
HannStar Display Corp. (Æ)	1,251,000	225
High Tech Computer Corp.	54,100	646
Holtek Semiconductor, Inc. (Æ)	394,000	333
HON HAI Precision Industry Co., Ltd.	645,529	1,563
InnoLux Display Corp.	391,400	291
InnoLux Display Corp. - GDR (Å)	135,080	199
King’s Town Construction Co., Ltd. (Æ)	419,000	164
Kinsus Interconnect Technology Corp.	454,260	496
MediaTek, Inc.	537,381	4,796
Micro-Star International Co., Ltd.	531,782	222
Nan Ya Plastics Corp.	1,362,710	1,930
Phihong Technology Co., Ltd. (Æ)	744,000	189
Powerchip Semiconductor Corp. (Æ)	1	-
President Chain Store Corp. (Æ)	92,000	216

	Principal Amount ($) or Shares	Market Value $
Quanta Computer, Inc.	282,306	299
Ritek Corp.	230,161	28
Sanyang Industrial Co., Ltd. (Æ)	1,002,000	202
Siliconware Precision Industries Co.	1,533,475	1,663
Siliconware Precision Industries Co. - ADR	100,182	565
Synnex Technology International Corp.	1,398,100	1,840
Taiwan Cement Corp.	369,134	189
Taiwan Semiconductor Manufacturing Co., Ltd.	5,381,889	7,963
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (Ñ)	172,012	1,421
Teco Electric and Machinery Co., Ltd.	1,037,000	255
U-Ming Marine Transport Corp.	609,000	716
Uni-President Enterprises Corp.	2,283,052	1,969
Unimicron Technology Corp.	1,181,620	667
United Microelectronics Corp.	11,516,718	3,255
United Microelectronics Corp. - ADR (Ñ)	764,880	1,874
Vanguard International Semiconductor Corp.	975,854	284
Walsin Lihwa Corp.	4,377,000	1,012
Wellypower Optronics Corp. (Æ)	243,000	116
Wistron Corp.	1,595,833	1,296
Wistron Corp. - GDR	37,918	383

		63,223

Thailand - 1.4%
Bank of Ayudhya PCL	1,329,456	395
Charoen Pokphand Foods PCL	3,300,800	286
CP 7-Eleven PCL (Æ)	515,373	113
Glow Energy PCL - GDR	942,500	538
Hana Microelectronics PCL	623,500	183
IRPC PCL	3,460,900	223
Precious Shipping PCL	781,600	172
PTT Aromatics & Refining PCL	1,891,626	537
PTT Chemical PCL	1,424,732	1,342
PTT Exploration & Production PCL	369,300	901
PTT PCL	603,600	2,738
Ratchaburi Electricity Generating Holding PCL	270,600	239
Regional Container Lines PCL	962,600	142
Siam Commercial Bank PCL	1,161,900	1,740
Thai Beverage PCL	10,216,456	1,425
Thai Oil PCL	725,200	426
Thoresen Thai Agencies PCL	911,500	315
Total Access Communication PCL	1,222,300	873

		12,588

Russell Emerging Markets Fund	137

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Turkey - 3.1%
Adana Cimento Class A (Æ)	52,040	91
Akcansa Cimento AS	75,895	126
Anadolu Efes Biracilik ve Malt Sanayii AS	321,595	2,729
BIM Birlesik Magazalar AS	29,000	591
Cimsa Cimento Sanayi ve Tica	263,875	498
Dogan Gazetecilik AS (Æ)	25,184	23
Dogan Sirketler Grubu Holdings (Æ)	4,567,021	3,675
Dogus Otomotiv Servis ve Ticaret AS (Æ)	128,495	182
Eczacibasi Ilac Sanayi (Æ)	934,227	741
Eregli Demir ve Celik Fabrikalari TAS	643,315	2,006
Ford Otomotiv Sanayi AS	136,893	432
Haci Omer Sabanci Holding AS	572,370	1,392
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS (Æ)	1,247,219	436
Otokar Otobus Karoseri Sanayi AS	36,180	176
Sekerbank TAS	287,003	233
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	513,151	333
Trakya Cam Sanayi AS (Æ)	448,051	295
Tupras Turkiye Petrol Rafine	136,752	1,757
Turk Hava Yollari (Æ)(Ñ)	382,535	1,199
Turk Telekomunikasyon AS (Æ)	375,225	812
Turkiye Garanti Bankasi AS (Æ)	1,741,228	2,902
Turkiye Is Bankasi Class C	1,316,009	3,714
Ulker Biskuvi Sanayi AS (Æ)	193,601	261
Vestel Elektronik Sanayi (Æ)	1,069,655	625
Yapi ve Kredi Bankasi AS (Æ)	1,378,803	1,746

		26,975

United Arab Emirates - 0.0%
Emaar Properties PJSC	257,500	374

United Kingdom - 1.9%
Anglo American PLC	269,547	6,653
Antofagasta PLC	151,000	924
Astro All Asia Networks PLC	205,067	123
British American Tobacco PLC (Æ)	7,764	211
Eurasian Natural Resources Corp.	81,084	404
Hikma Pharmaceuticals PLC	287,083	1,497
Kazakhmys PLC	38,249	176
SABMiller PLC	203,976	3,270
Tullow Oil PLC	377,701	3,189

		16,447

	Principal Amount ($) or Shares	Market Value $
United States - 0.5%
Central European Distribution Corp. (Æ)(Ñ)	45,710	1,316
CTC Media, Inc. (Æ)(Ñ)	55,300	409
Southern Copper Corp. (Ñ)	209,686	3,053

		4,778

Venezuela - 0.0%
Siderurgica Venezolana Sivensa SACA - ADR (Ñ)	14,164	122

Zimbabwe - 0.0%
Delta Corp., Ltd. (ß)	1,323,859	368

Total Common Stocks
(cost $1,064,979)		734,608

Preferred Stocks - 4.2%
Brazil - 3.1%
Banco Bradesco SA	155,113	1,796
Banco Itau Holding Financeira SA	219,425	2,360
Brasil Telecom Participacoes SA	379,200	2,720
Brasil Telecom SA	60,000	348
Centrais Eletricas Brasileiras SA (Æ)	267,800	2,892
Cia Paranaense de Energia (Æ)	148,500	1,635
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	30,000	377
Investimentos Itau SA	226,510	753
Petroleo Brasileiro SA (Æ)	471,600	5,074
Tam SA	42,300	449
Tele Norte Leste Participacoes SA (Æ)	148,100	1,928
Telemar Norte Leste SA	45,300	1,104
Usinas Siderurgicas de Minas Gerais SA	447,517	5,784
Votorantim Celulose e Papel SA (Æ)	17,201	171

		27,391

Chile - 0.1%
Embotelladora Andina SA	318,000	624
Embotelladora Andina SA Class A	13,200	22

		646

Colombia - 0.0%
BanColombia SA	7,200	36

Russia - 0.1%
Transneft (Æ)	1,270	426
URSA Bank (Æ)	1,509,305	227

		653

138	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

South Korea - 0.9%
Hyundai Motor Co.	27,190	407
Samsung Electronics Co., Ltd.	27,878	7,287

		7,694

Total Preferred Stocks
(cost $44,569)		36,420

Warrants & Rights - 0.1%
Brazil - 0.0%
Anhanguera Educacional Participacoes SA (Æ) 2008 Rights	2,313	—
Brasil Brokers Participacoes SA (Æ) 2008 Rights	8,567	—

		—

India - 0.0%
Dish TV India, Ltd. (Æ) 2008 Rights	4,496	—

United States - 0.1%
Far Eastern Textile Co., Ltd. (Þ)(Æ) 2012 Warrants	714,891	413
HON HAI Precision Industry Co., Ltd. (Þ)(Æ) 2012 Warrants	278,015	673

		1,086

Total Warrants & Rights
(cost $2,204)		1,086

	Notional Amount
Options Purchased - 0.5%
(Number of Contracts)
Brazil - 0.0%
Bovespa Index Futures
Dec 2008 40,280.00 Call (340)	BRL	13,695	47
Dec 2008 42,473.42 Call (660)	BRL	28,032	91

			138

South Korea - 0.5%
Kospi 200 Index Futures
Dec 2008 125.61 Call (60)	KRW	3,768,327	748

	Notional Amount		Market Value $
Dec 2008 152.41 Call (50)	KRW	3,810,125	714
Dec 2008 160.31 Call (160)	KRW	12,824,800	2,373

			3,835

Total Options Purchased
(cost $4,359)			3,973

	Principal Amount ($) or Shares
Short-Term Investments - 8.0%
United States - 8.0%
Russell Investment Company Russell Money Market Fund	57,900,000	57,900
United States Treasury Bills (ç)(ž)(§)
0.254% due 12/26/08	200	200
0.457% due 12/26/08	2,000	1,999
0.507% due 12/26/08	1,500	1,498
0.996% due 12/26/08	700	699
1.445% due 12/26/08	7,500	7,484

Total Short-Term Investments
(cost $69,780)		69,780

Other Securities - 14.0%
Russell Investment Company Russell Money Market Fund (×)	58,227,300	58,227
State Street Securities Lending Quality Trust (×)	64,755,114	64,755

Total Other Securities
(cost $122,982)		122,982

Total Investments - 110.6%
(identified cost $1,308,873)		968,849

Other Assets and Liabilities, Net - (10.6%)		(92,571)

Net Assets - 100.0%		876,278

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	139

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Hang Seng Index (Hong Kong)	252	HKD	115,289	11/08	2,443
JSE-40 Index (South Africa)	550	ZAR	106,717	12/09	(965)
Mexican Bolsa Index	395	MXN	82,002	12/08	(764)
MSCI Taiwan Index	610	USD	11,389	11/08	1,494
S&P CNX Nifty Index (Singapore)	1,150	USD	6,670	11/08	814

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					3,022

See accompanying notes which are an integral part of the financial statements.

140	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Options Written (Number of Contracts)	Notional Amount		Market Value $

Bovespa Index Futures
Dec 2008 40,280.00 Put (340)	BRL	13,695	(429)
Dec 2008 42,473.42 Put (660)	BRL	28,032	(1,500)
Kospi 200 Index Futures
Dec 2008 160.31 Put (160)	KRW	12,824,800	(3,198)
Dec 2008 152.41 Put (50)	KRW	3,810,125	(819)
Dec 2008 125.61 Put (60)	KRW	3,768,327	(250)

Total Liability for Options Written (premiums received $1,286)			(6,196)

See accompanying notes which are an integral part of the financial statements.

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Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	530	BRL	1,000	12/17/08	(75)
USD	573	BRL	1,000	12/17/08	(118)
USD	802	BRL	1,400	12/17/08	(165)
USD	1,135	BRL	2,000	12/17/08	(225)
USD	1,723	BRL	3,000	12/17/08	(359)
USD	1,809	BRL	4,000	12/17/08	11
USD	2,578	BRL	4,500	12/17/08	(531)
USD	2,899	BRL	6,000	12/17/08	(169)
USD	5,719	BRL	10,000	12/17/08	(1,170)
USD	10,939	BRL	19,100	12/17/08	(2,250)
USD	444	INR	20,000	12/17/08	(43)
USD	1,057	INR	50,000	12/17/08	(54)
USD	1,108	INR	50,000	12/17/08	(106)
USD	1,257	INR	57,000	12/17/08	(114)
USD	1,737	INR	80,000	12/17/08	(133)
USD	5,427	INR	250,000	12/17/08	(414)
USD	764	KRW	1,000,000	12/17/08	16
USD	1,479	KRW	1,600,000	12/17/08	(231)
USD	1,647	KRW	2,000,000	12/17/08	(88)
USD	2,232	KRW	2,500,000	12/17/08	(282)
USD	2,309	KRW	2,500,000	12/17/08	(360)
USD	3,534	KRW	4,000,000	12/17/08	(414)
USD	5,910	KRW	6,400,000	12/17/08	(918)
USD	11,944	KRW	13,100,000	12/17/08	(1,727)
USD	284	MXN	3,000	12/17/08	(53)
USD	657	MXN	7,000	12/17/08	(120)
USD	752	MXN	8,000	12/17/08	(138)
USD	774	MXN	8,500	12/17/08	(121)
USD	1,043	MXN	11,000	12/17/08	(198)
USD	1,135	MXN	12,000	12/17/08	(213)
USD	1,712	MXN	18,200	12/17/08	(315)
USD	1,762	MXN	20,000	12/17/08	(226)
USD	2,395	MXN	25,300	12/17/08	(453)
USD	5,207	MXN	55,000	12/17/08	(983)
USD	484	ZAR	3,900	12/17/08	(89)
USD	489	ZAR	4,100	12/17/08	(75)
USD	869	ZAR	7,000	12/17/08	(162)
USD	1,009	ZAR	8,200	12/17/08	(180)
USD	1,115	ZAR	10,000	12/17/08	(104)
USD	1,240	ZAR	10,000	12/17/08	(229)
USD	1,842	ZAR	15,000	12/17/08	(325)
USD	1,848	ZAR	15,000	12/17/08	(331)
USD	2,698	ZAR	21,742	12/17/08	(500)
USD	2,909	ZAR	25,000	12/17/08	(381)

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	6,181	ZAR	49,700	12/17/08	(1,155)
USD	8,388	ZAR	67,500	12/17/08	(1,562)
BRL	1,000	USD	530	12/17/08	75
BRL	1,000	USD	572	12/17/08	117
BRL	2,000	USD	1,068	12/17/08	158
BRL	2,000	USD	1,076	12/17/08	166
BRL	4,000	USD	1,816	12/17/08	(3)
BRL	4,000	USD	2,146	12/17/08	328
INR	7,000	USD	155	12/17/08	15
INR	50,000	USD	1,060	12/17/08	58
INR	50,000	USD	1,065	12/17/08	63
INR	50,000	USD	1,071	12/17/08	69
KRW	100,000	USD	91	12/17/08	13
KRW	140,000	USD	101	12/17/08	(8)
KRW	200,000	USD	182	12/17/08	26
KRW	300,000	USD	274	12/17/08	40
KRW	1,900,000	USD	1,733	12/17/08	251
KRW	2,500,000	USD	2,232	12/17/08	282
KRW	2,600,000	USD	2,334	12/17/08	306
KRW	3,000,000	USD	2,608	12/17/08	268
KRW	7,500,000	USD	6,843	12/17/08	994
MXN	5,000	USD	459	12/17/08	75
MXN	5,000	USD	460	12/17/08	76
MXN	5,000	USD	460	12/17/08	76
MXN	8,500	USD	775	12/17/08	122
MXN	10,000	USD	928	12/17/08	160
MXN	10,000	USD	947	12/17/08	179
MXN	16,500	USD	1,564	12/17/08	297
MXN	18,000	USD	1,703	12/17/08	321
MXN	28,300	USD	2,313	12/17/08	140
ZAR	1,000	USD	120	12/17/08	19
ZAR	4,100	USD	490	12/17/08	75
ZAR	4,100	USD	510	12/17/08	96
ZAR	9,000	USD	1,109	12/17/08	199
ZAR	9,742	USD	1,212	12/17/08	227
ZAR	10,000	USD	1,179	12/17/08	168
ZAR	10,000	USD	1,188	12/17/08	177
ZAR	10,000	USD	1,196	12/17/08	185
ZAR	13,200	USD	1,639	12/17/08	304
ZAR	21,000	USD	2,604	12/17/08	480
ZAR	45,200	USD	5,004	12/17/08	434

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					(10,804)

See accompanying notes which are an integral part of the financial statements.

142	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Industry Diversification (Unaudited)	% of Net Assets	Market Value $

Auto and Transportation	2.8	24,914
Consumer Discretionary	3.9	33,713
Consumer Staples	5.1	45,045
Financial Services	18.2	159,625
Health Care	3.0	26,565
Information Technology	—	333
Integrated Oils	7.5	66,006
Materials and Processing	14.3	124,859
Miscellaneous	3.1	27,338
Other Energy	5.6	48,687
Producer Durables	3.2	27,591
Technology	9.3	81,553
Utilities	12.0	104,799
Warrants & Rights	0.1	1,086
Options Purchased	0.5	3,973
Short-Term Investments	8.0	69,780
Other Securities	14.0	122,982

Total Investments	110.6	968,849
Other Assets and Liabilities, Net	(10.6)	(92,571)

Net Assets	100.0	876,278

Geographic Diversification (Unaudited)	% of Net Assets	Market Value $

Africa	5.8	50,690
Asia	37.0	324,297
Europe	16.5	144,590
Latin America	18.8	164,496
Middle East	7.0	61,742
Other Regions	1.6	13,825
United Kingdom	1.9	16,447
Short-Term Investments	8.0	69,780
Other Securities	14.0	122,982

Total Investments	110.6	968,849
Other Assets and Liabilities, Net	(10.6)	(92,571)

Net Assets	100.0	876,278

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	143

Russell Investment Company

Russell Emerging Markets Fund

Presentation of Portfolio Holdings — October 31, 2008

Catagories	% of Net Assets

Argentina	—	*
Austria	—	*
Bahrain	0.1
Bermuda	0.9
Brazil	6.9
Canada	0.2
Cayman Islands	1.7
Chile	0.9
China	5.8
Columbia	0.5
Cyprus	—	*
Czech Republic	0.8
Egypt	1.1
Greece	0.3
Hong Kong	3.6
Hungary	0.6
India	4.9
Indonesia	1.6
Israel	5.0
Kazakhstan	—	*
Luxembourg	2.2
Malaysia	1.4
Mexico	4.7
Netherlands	0.3
Nigeria	0.2
Oman	0.3
Pakistan	0.4
Panama	0.2
Philippines	0.4
Poland	0.5
Qatar	0.5
Russia	8.7
South Africa	5.5
South Korea	9.5
Taiwan	7.2
Thailand	1.4
Turkey	3.1
United Arab Emirates	—	*
United Kingdom	1.9
United States	0.5
Venezuela	—	*
Zimbabwe	—	*
Preferred Stock	4.2
Warrants & Rights	0.1
Options Purchased	0.5
Short-Term Investments	8.0
Other Securities	14.0

Total Investments	110.6
Other Assets and Liabilities, Net	(10.6)

	100.0

Catagories	% of Net Assets

Futures Contracts	0.3
Foreign Currency Exchange Contracts	(1.2)
Options Written	(0.7)

*	Less than .05% of net assets

See accompanying notes which are an integral part of the financial statements.

144	Russell Emerging Markets Fund

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Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell Tax-Managed U.S. Large Cap Fund - Class C ‡
	Total Return
1 Year	(40.52)%
5 Years	(2.02	)%§
10 Years	(1.60	)%§

Russell Tax-Managed U.S. Large Cap Fund - Class E ‡‡
	Total Return
1 Year	(40.06)%
5 Years	(1.27	)%§
10 Years	(0.89	)%§

Russell Tax-Managed U.S. Large Cap Fund - Class S
	Total Return
1 Year	(39.91)%
5 Years	(1.02	)%§
10 Years	(0.70	)%§

S&P 500® Index **
	Total Return
1 Year	(36.10)%
5 Years	0.26	%§
10 Years	0.40	%§

146	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell Tax-Managed U.S. Large Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after-tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell Tax-Managed U.S. Large Cap Fund Class C, Class E and Class S Shares lost 40.52%, 40.06% and 39.91% respectively. This compared to the S&P 500® Index, which lost 36.10% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2008, the Lipper® Large-Cap Core Funds Average lost 36.61%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the fiscal year, the U.S. equity market was hit hard by the widespread financial crisis. Company fundamentals were ignored as investors flocked to the relative safety of less economically-sensitive defensive sectors and companies with stable dividends. This was a difficult environment for the Fund. The Fund’s exposure to companies negatively impacted by the ongoing credit crisis as well as a larger than benchmark exposure to companies that experienced an increase in their rate of earnings growth and companies that are expected to generate above average earnings growth over the next several years detracted from performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund underperformed for the fiscal period as three of the five money managers underperformed. The growth managers in the Fund had the greatest difficulties as fear and negative sentiment caused investors to flock to areas of relative safety and lower risk during the third quarter of 2008 and into October. Turner Investment Partners Inc. trailed the benchmark by the widest margin as its higher growth and earnings momentum focused investment process was out of favor. Palisades Investment Partners, LLC, one of the Fund’s value managers, underperformed by a fairly wide margin as well. The current credit crisis had a sizable impact on a number of Palisades’ holdings within the financial services sector.

Stock selection by the money managers was the primary detractor from Fund performance. Stock selection within the consumer discretionary sector detracted from performance, particularly within the casinos and gaming, lodging and internet search industries. This was due to both the credit crisis reducing the availability of funding for new projects and the recessionary economic environment impacting consumer-related spending. Stock selection within the financial services sector also detracted from Fund returns, primarily due to positions in investment banks, commercial banks and savings and loans, which were negatively impacted by the ongoing credit crisis.

The headwinds against Turner’s higher growth and earnings momentum investment process was most evident in the technology sector where the best performing stocks were more defensive in nature. Turner was underweight a majority of these companies as they typically are more mature companies with slower growth rates and limited prospects for achieving a high rate of earnings growth going forward. The combination of not owning these companies and owning the higher growth names that were out of favor, especially during the third quarter of 2008, detracted the most from Turner’s return. In addition, Turner’s stock selection within the consumer discretionary sector detracted meaningfully from performance as a result of positions in retail, internet search and casinos and gaming.

Palisades underperformed its Russell 1000® Value Index benchmark over the fiscal year due to its stock selection and sector weighting decisions. The current credit crisis had a sizable impact on a number of Palisades’ holdings within the financial services sector. Positions in savings and loans, investment banks, mortgage related government sponsored enterprises and asset management companies hurt its performance the most as many of these companies failed to survive or were put into receivership by the federal government. Sector weighting decisions detracted from performance due to an underweight to the integrated oils sector as well as overweights to the technology and financial services sectors.

Armstrong Shaw Associates Inc. outperformed its Russell 1000® Value Index benchmark over the fiscal year due to its

Russell Tax-Managed U.S. Large Cap Fund	147

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

stock selection and sector weighting decisions. Armstrong benefited from an underweight to the financial services sector, which was the worst performing sector in the benchmark. Its overweight to health care also contributed positively to performance, while an underweight to the integrated oils sector and an overweight to the technology sector detracted from performance. Stock selection within the technology sector contributed most to returns on the strength of larger cap technology companies that investors sought as lower risk safe havens. Stock selection within the health care sector also contributed positively to performance.

JP Morgan Investment Management Inc. outperformed its S&P 500® Index benchmark primarily due to the strength of its stock selection. Stock selection contributed positively within the materials and processing sector, where positions in chemicals, copper, and steel helped returns. Stock selection contributed positively within the autos and transportation and technology sectors on the strength of the portfolios railroads, semi-conductor, and computer technology positions. Sector weighting decisions contributed positively as well across most sectors.

Sands Capital Management, Inc. struggled relative to its Russell 1000® Growth Index benchmark due primarily to its stock selection. Sands’ stock selection within the consumer discretionary sector detracted the most from performance on the weakness of positions in the casinos and gaming and internet search industries. An overweight to the other energy sector detracted from a pull back in crude oil prices during the third quarter of 2008 and into October. Areas with lower levels of perceived risk and consequently lower growth rates generally performed relatively well during the fiscal period. As a result, the portfolio’s lack of exposure to the consumer staples sector and larger cap names in general, which tend to be more defensive in nature, hurt performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund structure or money manager line-up during the year.

Money Managers as of October 31, 2008	Styles
Armstrong Shaw Associates Inc.	Value
J.P. Morgan Investment Management Inc.	Market-Oriented
Palisades Investment Partners, LLC	Value
Sands Capital Management, Inc.	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1998.

**

The Standard & Poor’s 500® Composite Stock Price Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

‡	The Fund first issued Class C Shares on December 1, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares from November 1, 1998 to November 30, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡	The Fund first issued Class E Shares on December 6, 2000. The returns shown for Class E Shares are the returns of the Fund’s Class S Shares from November 1, 1998 to December 5, 2000 and do not reflect deduction of the shareholder services fees that apply to Class E Shares. Had it done so, the returns shown would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

148	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$675.10	$1,015.43
Expenses Paid During Period*	$8.13	$9.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$677.70	$1,019.15
Expenses Paid During Period*	$5.02	$6.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$678.40	$1,020.41
Expenses Paid During Period*	$3.97	$4.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Russell Tax-Managed U.S. Large Cap Fund	149

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 94.7%
Auto and Transportation - 2.6%
Burlington Northern Santa Fe Corp.	3,900	347
CSX Corp.	20,600	942
Expeditors International of Washington, Inc. (Ñ)	41,200	1,345
Norfolk Southern Corp.	39,900	2,392
PACCAR, Inc. (Ñ)	19,700	576
Union Pacific Corp.	20,460	1,366
United Parcel Service, Inc. Class B (Ñ)	44,490	2,348

		9,316

Consumer Discretionary - 13.2%
Abercrombie & Fitch Co. Class A (Ñ)	6,200	180
Activision Blizzard, Inc. (Æ)	98,280	1,225
Advance Auto Parts, Inc.	10,500	328
Allied Waste Industries, Inc. (Æ)	212,844	2,218
Amazon.com, Inc. (Æ)(Ñ)	79,700	4,562
Carnival Corp. (Ñ)	6,200	157
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	10,200	156
eBay, Inc. (Æ)(Ñ)	28,900	441
Family Dollar Stores, Inc. (Ñ)	13,300	358
FTI Consulting, Inc. (Æ)(Ñ)	10,000	582
Google, Inc. Class A (Æ)	22,880	8,222
Guess ?, Inc. (Ñ)	30,510	664
International Game Technology (Ñ)	4,100	57
Iron Mountain, Inc. (Æ)(Ñ)	36,450	885
ITT Educational Services, Inc. (Æ)(Ñ)	3,400	298
JC Penney Co., Inc. (Ñ)	41,700	997
Kimberly-Clark Corp.	8,399	515
Kohl’s Corp. (Æ)	34,900	1,226
Las Vegas Sands Corp. (Æ)(Ñ)	54,300	771
Lowe’s Cos., Inc.	94,400	2,048
McDonald’s Corp.	38,000	2,201
News Corp. Class A	96,500	1,027
Nike, Inc. Class B	19,100	1,101
Polo Ralph Lauren Corp. Class A (Ñ)	4,000	189
Royal Caribbean Cruises, Ltd. (Ñ)	15,900	216
Staples, Inc. (Ñ)	75,750	1,472
Starbucks Corp. (Æ)	183,100	2,404
Starwood Hotels & Resorts Worldwide, Inc. (ö)(Ñ)	6,800	153
Target Corp. (Ñ)	11,500	461
Tim Hortons, Inc. (Ñ)	2,373	60
Time Warner, Inc.	168,175	1,697
VF Corp.	5,800	320
Wal-Mart Stores, Inc.	103,900	5,799

	Principal Amount ($) or Shares	Market Value $
Walt Disney Co. (The)	129,100	3,344
Wyndham Worldwide Corp. (Ñ)	105,800	866

		47,200

Consumer Staples - 7.0%
Altria Group, Inc.	42,800	821
Clorox Co. (Ñ)	21,000	1,277
Coca-Cola Co. (The)	55,000	2,423
Coca-Cola Enterprises, Inc.	18,100	182
Colgate-Palmolive Co.	1,100	69
General Mills, Inc.	58,500	3,963
Kraft Foods, Inc. Class A	125,904	3,669
Molson Coors Brewing Co. Class B (Ñ)	28,500	1,065
PepsiCo, Inc.	56,200	3,204
Philip Morris International, Inc.	13,400	582
Procter & Gamble Co.	99,785	6,440
Safeway, Inc.	23,300	496
SUPERVALU, Inc.	26,500	377
SYSCO Corp.	12,500	328

		24,896

Financial Services - 16.6%
Aflac, Inc.	3,500	155
Allstate Corp. (The)	21,700	573
American Express Co.	72,610	1,997
Apartment Investment & Management Co. Class A (ö)(Ñ)	13,727	201
Assurant, Inc.	5,200	133
Axis Capital Holdings, Ltd.	10,100	288
Bank of America Corp.	204,649	4,946
Bank of New York Mellon Corp. (The)	135,801	4,427
Capital One Financial Corp. (Ñ)	86,470	3,383
Charles Schwab Corp. (The)	50,100	958
Cigna Corp.	15,300	249
CIT Group, Inc. (Ñ)	21,400	89
Citigroup, Inc. (Ñ)	149,245	2,037
CME Group, Inc. Class A	6,400	1,806
Comerica, Inc. (Ñ)	62,600	1,727
Discover Financial Services	53,800	659
Duke Realty Corp. (ö)(Ñ)	7,500	106
Genworth Financial, Inc. Class A	7,100	34
Goldman Sachs Group, Inc. (The)	22,240	2,057
Hartford Financial Services Group, Inc.	7,800	80
Hudson City Bancorp, Inc.	69,000	1,298
IntercontinentalExchange, Inc. (Æ)	37,100	3,174
JPMorgan Chase & Co.	133,520	5,508
Keycorp (Ñ)	25,900	317

150	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Kimco Realty Corp. (ö)(Ñ)	5,800	131
Lincoln National Corp. (Ñ)	6,100	105
M&T Bank Corp. (Ñ)	2,400	195
Mastercard, Inc. Class A (Ñ)	2,000	296
Merrill Lynch & Co., Inc.	90,000	1,673
MetLife, Inc.	62,580	2,079
Moody’s Corp. (Ñ)	67,500	1,728
Morgan Stanley	40,300	704
NYSE Euronext (Ñ)	22,800	688
Paychex, Inc. (Ñ)	14,700	420
PNC Financial Services Group, Inc.	12,300	820
Prologis (ö)(Ñ)	10,700	150
Protective Life Corp.	2,800	23
Prudential Financial, Inc.	2,200	66
Regions Financial Corp. (Ñ)	28,100	312
RenaissanceRe Holdings, Ltd.	5,200	239
State Street Corp.	14,700	637
SunTrust Banks, Inc. (Ñ)	3,300	132
T Rowe Price Group, Inc. (Ñ)	17,000	672
TCF Financial Corp. (Ñ)	5,300	94
TD Ameritrade Holding Corp. (Æ)(Ñ)	121,700	1,617
Travelers Cos., Inc. (The)	9,400	400
Unum Group	12,900	203
US Bancorp	38,000	1,133
Visa, Inc. (Ñ)	66,575	3,685
Wells Fargo & Co. (Ñ)	129,700	4,416
Western Union Co. (The)	2,240	34
XL Capital, Ltd. Class A (Ñ)	5,700	55
Zions Bancorporation (Ñ)	13,700	522

		59,431

Health Care - 16.2%
Abbott Laboratories	107,300	5,918
Abraxis Bioscience, Inc. (Æ)(Ñ)	8,200	519
Aetna, Inc.	42,560	1,059
Allergan, Inc.	75,300	2,987
Amgen, Inc. (Æ)	23,120	1,385
Baxter International, Inc.	13,800	835
Bristol-Myers Squibb Co.	58,200	1,196
Cardinal Health, Inc.	7,000	267
Celgene Corp. (Æ)	18,700	1,202
Covidien, Ltd.	59,125	2,619
CR Bard, Inc.	6,400	565
CVS Caremark Corp.	145,510	4,460
Express Scripts, Inc. Class A (Æ)(Ñ)	29,100	1,764
Genzyme Corp. (Æ)	58,900	4,293
Gilead Sciences, Inc. (Æ)	85,280	3,910
GlaxoSmithKline PLC - ADR (Ñ)	28,300	1,095

	Principal Amount ($) or Shares	Market Value $
Intuitive Surgical, Inc. (Æ)(Ñ)	19,770	3,416
Johnson & Johnson	62,416	3,829
McKesson Corp.	8,300	305
Medco Health Solutions, Inc. (Æ)	4,400	167
Medtronic, Inc.	6,300	254
Merck & Co., Inc.	70,800	2,191
Mindray Medical International, Ltd. - ADR (Ñ)	33,300	718
Pfizer, Inc.	212,100	3,756
Schering-Plough Corp.	59,000	855
Stryker Corp. (Ñ)	31,300	1,673
Thermo Fisher Scientific, Inc. (Æ)	50,620	2,055
United Therapeutics Corp. (Æ)(Ñ)	1,600	140
Varian Medical Systems, Inc. (Æ)	45,400	2,066
Vertex Pharmaceuticals, Inc. (Æ)(Ñ)	3,100	81
Watson Pharmaceuticals, Inc. Class B (Æ)	47,200	1,235
WellPoint, Inc. (Æ)	5,800	225
Wyeth	21,200	682
Zimmer Holdings, Inc. (Æ)	8,600	399

		58,121

Integrated Oils - 5.7%
Chevron Corp.	88,187	6,579
ConocoPhillips	60,379	3,141
Exxon Mobil Corp.	109,946	8,149
Hess Corp.	6,600	397
Marathon Oil Corp.	11,500	335
Occidental Petroleum Corp.	21,800	1,211
Royal Dutch Shell PLC - ADR	8,000	446

		20,258

Materials and Processing - 2.5%
Air Products & Chemicals, Inc.	4,600	267
Alcoa, Inc. (Ñ)	68,570	789
Archer-Daniels-Midland Co. (Ñ)	4,700	98
Avery Dennison Corp. (Ñ)	28,700	1,005
Cemex SAB de CV - ADR (Æ)(Ñ)	79,367	600
Domtar Corp. (Æ)	18,900	47
Dow Chemical Co. (The)	22,100	590
Fluor Corp. (Ñ)	14,000	559
International Paper Co. (Ñ)	24,000	413
Monsanto Co.	30,010	2,670
Praxair, Inc.	6,300	411
Rohm & Haas Co. (Ñ)	17,100	1,203
United States Steel Corp. (Ñ)	9,200	339

		8,991

Russell Tax-Managed U.S. Large Cap Fund	151

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Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Miscellaneous - 1.6%
3M Co.	3,400	219
Eaton Corp. (Ñ)	14,000	624
General Electric Co.	166,800	3,254
Honeywell International, Inc.	4,000	122
Johnson Controls, Inc.	48,300	856
Textron, Inc. (Ñ)	12,900	228
Tyco International, Ltd.	11,925	302

		5,605

Other Energy - 5.2%
Anadarko Petroleum Corp. (Ñ)	22,300	787
Baker Hughes, Inc. (Ñ)	22,100	772
Cameron International Corp. (Æ)	35,230	855
Devon Energy Corp.	34,710	2,807
Dynegy, Inc. Class A (Æ)	3,332	12
El Paso Corp. (Ñ)	178,090	1,727
FMC Technologies, Inc. (Æ)(Ñ)	46,100	1,613
Halliburton Co.	4,200	83
National Oilwell Varco, Inc. (Æ)	90,200	2,696
Schlumberger, Ltd.	93,400	4,824
Southwestern Energy Co. (Æ)	24,000	855
Transocean, Inc. (Æ)(Ñ)	4,200	346
Valero Energy Corp.	41,600	856
Weatherford International, Ltd. (Æ)	12,600	213
XTO Energy, Inc.	4,975	179

		18,625

Producer Durables - 4.4%
American Tower Corp. Class A (Æ)	13,600	439
Applied Materials, Inc. (Ñ)	110,190	1,423
Boeing Co.	14,900	779
Caterpillar, Inc.	9,900	378
Crown Castle International Corp. (Æ)(Ñ)	13,900	294
Danaher Corp.	9,200	545
Deere & Co. (Ñ)	5,800	224
Emerson Electric Co.	16,100	527
Goodrich Corp.	2,600	95
Ingersoll-Rand Co., Ltd. Class A	19,000	351
KB Home (Ñ)	7,500	125
Lam Research Corp. (Æ)(Ñ)	29,000	648
Lexmark International, Inc. Class A (Æ)(Ñ)	18,100	467
Lockheed Martin Corp.	6,900	587
Northrop Grumman Corp.	11,200	525
NVR, Inc. (Æ)(Ñ)	2,420	1,186
Parker Hannifin Corp.	13,200	512

	Principal Amount ($) or Shares	Market Value $
Raytheon Co.	7,600	388
Toll Brothers, Inc. (Æ)(Ñ)	6,300	146
United Technologies Corp.	108,400	5,958

		15,597

Technology - 14.0%
Altera Corp. (Ñ)	39,900	692
Apple, Inc. (Æ)	64,130	6,900
Broadcom Corp. Class A (Æ)(Ñ)	164,130	2,803
Cisco Systems, Inc. (Æ)	197,030	3,501
Corning, Inc.	65,700	711
Dell, Inc. (Æ)	11,800	143
EMC Corp. (Æ)(Ñ)	223,400	2,632
F5 Networks, Inc. (Æ)(Ñ)	23,000	571
First Solar, Inc. (Æ)(Ñ)	8,220	1,181
Hewlett-Packard Co.	174,950	6,697
Intel Corp.	120,800	1,933
International Business Machines Corp.	60,170	5,594
Intersil Corp. Class A (Ñ)	1,600	22
Juniper Networks, Inc. (Æ)(Ñ)	78,490	1,471
Macrovision Solutions Corp. (Æ)	457	5
Micron Technology, Inc. (Æ)(Ñ)	100,000	471
Microsoft Corp.	135,500	3,026
Oracle Corp. (Æ)	144,700	2,647
Qualcomm, Inc.	87,030	3,330
Salesforce.com, Inc. (Æ)(Ñ)	46,500	1,440
Seagate Technology, Inc. (Æ)	26,700	—
Siemens AG - ADR	10,700	644
Sybase, Inc. (Æ)(Ñ)	28,200	751
Teradata Corp. (Æ)	20,700	319
Tyco Electronics, Ltd.	14,825	288
Xilinx, Inc. (Ñ)	121,030	2,229

		50,001

Utilities - 5.7%
ACE, Ltd.	24,100	1,382
America Movil SAB de CV Series L - ADR	48,300	1,494
American Electric Power Co., Inc.	16,700	545
AT&T, Inc.	204,206	5,467
Cablevision Systems Corp. Class A (Ñ)	33,010	585
CMS Energy Corp. (Ñ)	47,400	486
Comcast Corp. Class A	8,200	129
Comcast Corp. Class A (Ñ)	123,900	1,911
Edison International	24,500	872
Embarq Corp.	1,152	35
Exelon Corp.	38,150	2,069
FirstEnergy Corp.	8,300	433

152	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

FPL Group, Inc. (Ñ)	8,400	397
NII Holdings, Inc. (Æ)(Ñ)	23,000	593
PG&E Corp. (Ñ)	19,700	722
PPL Corp.	3,300	108
Sierra Pacific Resources	20,300	168
Sprint Nextel Corp.	54,156	170
Verizon Communications, Inc. (Ñ)	96,080	2,851

		20,417

Total Common Stocks
(cost $369,433)		338,458

Short-Term Investments - 3.2%
Russell Investment Company Russell Money Market Fund	8,498,000	8,498
United States Treasury Bills (ç)(ž)(§) 0.041% due 12/18/08	2,400	2,400
0.610% due 12/18/08	100	100
0.609% due 12/18/08	500	499

Total Short-Term Investments
(cost $11,497)		11,497

Other Securities - 20.8%
Russell Investment Company Russell Money Market Fund (×)	35,263,294	35,263
State Street Securities Lending Quality Trust (×)	39,216,632	39,217

Total Other Securities
(cost $74,480)		74,480

Total Investments - 118.7%
(identified cost $455,410)		424,435

Other Assets and Liabilities,
Net - (18.7%)		(66,798)

Net Assets - 100.0%		357,637

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund	153

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Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index (CME)	188	USD	9,093	12/08	339
S&P 500 Index (CME)	44	USD	10,640	12/08	443

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					782

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets

Auto and Transportation	2.6
Consumer Discretionary	13.2
Consumer Staples	7.0
Financial Services	16.6
Health Care	16.2
Integrated Oils	5.7
Materials and Processing	2.5
Miscellaneous	1.6
Other Energy	5.2
Producer Durables	4.4
Technology	14.0
Utilities	5.7
Short-Term Investments	3.2
Other Securities	20.8

Total Investments	118.7
Other Assets and Liabilities, Net	(18.7)

100.0

Futures Contracts	0.2

See accompanying notes which are an integral part of the financial statements.

154	Russell Tax-Managed U.S. Large Cap Fund

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Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Tax-Managed U.S. Mid & Small Cap Fund - Class C
	Total Return
1 Year	(36.71)%
5 Years	0.74	%§
Inception*	(0.36	)%§

Tax-Managed U.S. Mid & Small Cap Fund - Class E ‡
	Total Return
1 Year	(36.29)%
5 Years	1.49	%§
Inception*	0.40	%§

Tax-Managed U.S. Mid & Small Cap Fund - Class S
	Total Return
1 Year	(36.14)%
5 Years	1.75	%§
Inception*	0.63	%§

Russell 2500™ Index **
	Total Return
1 Year	(37.27)%
5 Years	1.44	%§
Inception*	3.99	%§

156	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell Tax-Managed U.S. Mid & Small Cap Fund Class C, Class E and Class S Shares lost 36.71%, 36.29% and 36.14% respectively. This compared to the Russell 2500™ Index, which lost 37.27% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2008, the Lipper® Mid-Cap Core Funds Average lost 38.78%. For the same period, the Lipper® Small-Cap Core Funds Average lost 37.20%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the fiscal year, the U.S. equity market was hit hard by the widespread financial crisis. Company fundamentals were ignored as investors flocked to the relative safety of less economically-sensitive defensive sectors and companies with stable dividends. While this was a difficult environment for the Fund, the Fund was helped by a moderate degree of exposure to higher growth companies, lower exposure to companies that are experiencing an increase in their rate of earnings growth, and minimal exposure to the deep value segment of the market. In addition, the Fund benefited from positions in the consumer discretionary sector which are less likely to be impacted by recessionary forces, such as in education-focused companies.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund outperformed its benchmark slightly over the fiscal period as three of the five managers outperformed. The Fund’s value managers, Netols Asset Management, Inc. and Chartwell Investment Partners, and its market oriented manager, Parametric Portfolio Associates LLC, outperformed, contributing positively to Fund performance. The more defensive positioning by Chartwell and Netols, the value managers contributed positively to performance, as several of their holdings benefited from the reduction in consumer spending.

The Fund benefited from money manager stock selection, which drove performance over the fiscal period. Stock selection was strongest within the consumer discretionary sector, particularly within the education services industry. The Fund’s exposure to those retailers that tend to hold up better in recessionary economic environments and its minimal exposure to media companies also contributed positively to performance. In addition, stock selection within the financial services and other energy sectors positively impacted the Fund’s returns.

The Fund’s two value managers, Chartwell and Netols, outperformed their Russell 2000® Value Index benchmark. Chartwell’s stock selection contributed positively across most sectors, while its sector weighting decisions detracted from performance. Stock selection within the autos and transportation, consumer staples, financial services and materials and processing sector contributed to Chartwell’s performance. An overweight to the technology sector and underweights to the financial services and other energy sectors detracted from Chartwell’s returns. Netols benefited from strong stock selection in a number of sectors. Stock selection within the consumer discretionary sector contributed to Netols’ outperformance on the strength of its positioning to those retailers (children’s apparel companies and education services) that tend to hold up better in recessionary economic environments. Stock selection was also strong in the other energy and technology sectors.

Parametric, a market oriented manager, outperformed the Fund’s benchmark as a result of its stock selection. Parametric’s index optimization strategy focuses on minimizing unrealized taxable capital gains, which influences stock selection. Parametric’s stock selection within the consumer discretionary, financial services and health care sectors positively contributed to performance.

Russell Tax-Managed U.S. Mid & Small Cap Fund	157

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Both of the Fund’s growth managers, Transamerica Investment Management, LLC and Turner Investment Partners, Inc, underperformed their Russell 2500™ Growth Index benchmark over the fiscal period. Transamerica’s stock selection detracted from returns, while its sector weighting decisions contributed positively. Stock selection within the health care, autos and transportation and technology sector detracted most from returns while selection within the consumer discretionary sector contributed positively. A significant underweight to the other energy sector had a positive impact as well. Turner struggled the most during the one year period and lagged its benchmark. Stock selection was the primary detractor from performance while sector weighting decisions added marginally to returns. Selection within the consumer discretionary sector had the largest negative impact on Turner’s performance due to its positioning in apparel companies, retailers, printing companies, and a lack of exposure to education services. In addition, selection within the technology and materials and processing sectors detracted from performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund structure or money manager line-up during the year.

Money Managers as of October 31, 2008	Styles
Chartwell Investment Partners	Value
Netols Asset Management, Inc.	Value
Parametric Portfolio Associates LLC	Market-Oriented
Transamerica Investment Management, LLC	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on December 1, 1999.

**

Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distribution reinvested as of the ex-dividend dates.

‡	The Fund first issued Class E Shares on December 6, 2000. The returns shown for Class E Shares are the returns of the Fund’s Class S Shares from December 1, 1999 to December 5, 2000 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

158	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$726.20	$1,013.98
Expenses Paid During Period*	$9.63	$11.24

*	Expenses are equal to the Fund’s annualized expense ratio of 2.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$728.00	$1,017.75
Expenses Paid During Period*	$6.39	$7.46

*	Expenses are equal to the Fund’s annualized expense ratio of 1.47% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$729.20	$1,019.00
Expenses Paid During Period*	$5.30	$6.19

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Russell Tax-Managed U.S. Mid & Small Cap Fund	159

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 93.6%
Auto and Transportation - 5.1%
Alexander & Baldwin, Inc. (Ñ)	10,811	345
AMR Corp. (Æ)(Ñ)	13,998	143
ArvinMeritor, Inc. (Ñ)	11,190	66
Bristow Group, Inc. (Æ)(Ñ)	5,580	138
Con-way, Inc. (Ñ)	4,752	162
Cooper Tire & Rubber Co. (Ñ)	50,560	386
Copa Holdings SA Class A	2,936	75
Dana Holding Corp. (Æ)	25,499	48
Delta Air Lines, Inc. (Æ)(Ñ)	55,060	605
General Maritime Corp. (Ñ)	29,442	446
Genesee & Wyoming, Inc. Class A (Æ)(Ñ)	22,874	763
Gentex Corp. (Ñ)	15,360	147
Goodyear Tire & Rubber Co. (The) (Æ)	10,783	96
HUB Group, Inc. Class A (Æ)	8,780	276
Kansas City Southern (Æ)(Ñ)	8,036	248
Kirby Corp. (Æ)(Ñ)	7,390	254
Landstar System, Inc. (Ñ)	21,565	832
Old Dominion Freight Line, Inc. (Æ)(Ñ)	14,950	454
Overseas Shipholding Group, Inc. (Ñ)	3,515	132
Skywest, Inc.	9,681	149
Teekay Corp. (Ñ)	4,702	100
Tenneco, Inc. (Æ)(Ñ)	83,702	411
UTI Worldwide, Inc.	70,274	826
Wabtec Corp.	19,708	784

		7,886

Consumer Discretionary - 17.3%
99 Cents Only Stores (Æ)(Ñ)	53,554	653
Aaron Rents, Inc. (Ñ)	7,884	195
AC Moore Arts & Crafts, Inc. (Æ)	64,240	179
Activision Blizzard, Inc. (Æ)	11,636	145
Advisory Board Co. (The) (Æ)(Ñ)	5,768	142
Aeropostale, Inc. (Æ)(Ñ)	7,405	179
Allied Waste Industries, Inc. (Æ)	21,510	224
American Public Education, Inc. (Æ)(Ñ)	3,697	164
AMN Healthcare Services, Inc. (Æ)	11,439	103
AnnTaylor Stores Corp. (Æ)(Ñ)	9,100	114
Arbitron, Inc. (Ñ)	15,713	512
Bare Escentuals, Inc. (Æ)(Ñ)	63,341	265
Brinker International, Inc.	12,967	121
Cabela’s, Inc. (Æ)(Ñ)	15,964	127
Callaway Golf Co. (Ñ)	11,281	118
Capella Education Co. (Æ)(Ñ)	27,576	1,307

	Principal Amount ($) or Shares	Market Value $
Career Education Corp. (Æ)(Ñ)	10,625	168
Carter’s, Inc. (Æ)(Ñ)	43,652	927
Cato Corp. (The) Class A	30,425	472
CDI Corp. (Ñ)	3,400	44
Central European Distribution Corp. (Æ)	10,821	311
Cheesecake Factory (The) (Æ)(Ñ)	24,876	219
Chemed Corp. (Ñ)	18,040	790
Chico’s FAS, Inc. (Æ)(Ñ)	60,311	205
Consolidated Graphics, Inc. (Æ)(Ñ)	11,575	151
Core-Mark Holding Co., Inc. (Æ)(Ñ)	5,500	109
Corinthian Colleges, Inc. (Æ)(Ñ)	54,610	780
Corrections Corp. of America (Æ)(Ñ)	10,290	197
CoStar Group, Inc. (Æ)(Ñ)	9,611	346
Deckers Outdoor Corp. (Æ)(Ñ)	4,110	349
DeVry, Inc. (Ñ)	11,586	657
DreamWorks Animation SKG, Inc. Class A (Æ)	7,223	203
Earthlink, Inc. (Æ)(Ñ)	23,585	163
Family Dollar Stores, Inc.	9,243	249
Fossil, Inc. (Æ)(Ñ)	16,061	291
Fred’s, Inc. Class A (Ñ)	55,692	682
FTI Consulting, Inc. (Æ)(Ñ)	23,621	1,376
GameStop Corp. Class A (Æ)(Ñ)	8,060	221
Gaylord Entertainment Co. (Æ)(Ñ)	6,125	131
Guess ?, Inc. (Ñ)	17,460	380
Hearst-Argyle Television, Inc. Class A (Ñ)	8,843	132
International Speedway Corp. Class A	4,383	138
ITT Educational Services, Inc. (Æ)(Ñ)	2,082	182
Jack in the Box, Inc. (Æ)	16,360	329
Jackson Hewitt Tax Service, Inc. (Ñ)	21,290	293
John Wiley & Sons, Inc. Class A	5,288	184
Landry’s Restaurants, Inc. (Ñ)	6,925	87
Matthews International Corp. Class A (Ñ)	4,139	185
MAXIMUS, Inc.	5,200	166
Meredith Corp. (Ñ)	22,595	438
MPS Group, Inc. (Æ)	10,625	83
MSC Industrial Direct Co. Class A (Ñ)	4,816	173
Navigant Consulting, Inc. (Æ)(Ñ)	8,067	130
PF Chang’s China Bistro, Inc. (Æ)(Ñ)	21,827	446
Polo Ralph Lauren Corp. Class A (Ñ)	2,774	131
Pool Corp. (Ñ)	7,850	137
RadioShack Corp.	13,716	174
Red Robin Gourmet Burgers, Inc. (Æ)(Ñ)	16,850	256
Robert Half International, Inc. (Ñ)	11,270	213

160	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

School Specialty, Inc. (Æ)(Ñ)	18,888	397
Scientific Games Corp. Class A (Æ)(Ñ)	18,964	341
Service Corp. International	25,716	177
Shoe Carnival, Inc. (Æ)	10,964	154
Smith & Wesson Holding Corp. (Æ)(Ñ)	111,159	256
Sonic Corp. (Æ)(Ñ)	12,225	131
Strayer Education, Inc. (Ñ)	8,786	1,988
Tetra Tech, Inc. (Æ)	16,666	366
TiVo, Inc. (Æ)(Ñ)	26,216	180
Toro Co. (Ñ)	12,774	430
Tractor Supply Co. (Æ)(Ñ)	15,234	633
Tupperware Brands Corp. (Ñ)	7,614	193
Tween Brands, Inc. (Æ)(Ñ)	28,110	239
United Online, Inc. (Ñ)	14,256	105
United Stationers, Inc. (Æ)(Ñ)	6,720	251
Urban Outfitters, Inc. (Æ)(Ñ)	10,110	220
Valassis Communications, Inc. (Æ)(Ñ)	91,025	404
Valueclick, Inc. (Æ)	152,362	1,127
VistaPrint, Ltd. (Æ)(Ñ)	9,180	157
Watson Wyatt Worldwide, Inc. Class A	4,784	203
WESCO International, Inc. (Æ)	6,712	133
Weyco Group, Inc. (Ñ)	5,548	154
WMS Industries, Inc. (Æ)(Ñ)	25,625	641

		26,726

Consumer Staples - 4.4%
Casey’s General Stores, Inc. (Ñ)	29,342	886
Del Monte Foods Co.	28,445	179
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	8,170	237
Hain Celestial Group, Inc. (Æ)(Ñ)	7,603	177
Lance, Inc. (Ñ)	34,024	704
Peet’s Coffee & Tea, Inc. (Æ)(Ñ)	59,884	1,345
Ralcorp Holdings, Inc. (Æ)	3,648	247
Ruddick Corp. (Ñ)	6,389	183
SunOpta, Inc. (Æ)(Ñ)	149,894	616
TreeHouse Foods, Inc. (Æ)(Ñ)	50,138	1,517
United Natural Foods, Inc. (Æ)(Ñ)	34,315	767

		6,858

Financial Services - 17.9%
Alexander’s, Inc. (ö)(Ñ)	454	159
American Campus Communities, Inc. (ö)(Ñ)	15,280	397
American Equity Investment Life Holding Co. (Ñ)	65,130	294
Anchor Bancorp Wisconsin, Inc. (Ñ)	10,000	57
Apollo Investment Corp. (Ñ)	14,988	198
Arbor Realty Trust, Inc. (ö)(Ñ)	36,946	133

	Principal Amount ($) or Shares	Market Value $
Ares Capital Corp. (Ñ)	18,346	144
Argo Group International Holdings, Ltd. (Æ)	21,617	690
Axis Capital Holdings, Ltd.	12,322	351
BancTrust Financial Group, Inc. (Ñ)	14,516	181
Bank of the Ozarks, Inc. (Ñ)	23,675	720
BioMed Realty Trust, Inc. (ö)(Ñ)	15,810	222
Capital Southwest Corp. (Ñ)	1,280	131
Cash America International, Inc.	4,770	169
Cedar Shopping Centers, Inc. (ö)	41,540	397
Cullen/Frost Bankers, Inc. (Ñ)	8,456	473
Delphi Financial Group, Inc. Class A	8,128	128
Dun & Bradstreet Corp.	3,166	233
East West Bancorp, Inc. (Ñ)	48,331	839
EastGroup Properties, Inc. (ö)	4,563	153
Employers Holdings, Inc.	12,242	156
Euronet Worldwide, Inc. (Æ)(Ñ)	55,974	667
ExlService Holdings, Inc. (Æ)(Ñ)	6,000	44
Extra Space Storage, Inc. (ö)(Ñ)	13,478	155
Fair Isaac Corp. (Ñ)	23,984	374
Federal Realty Investment Trust (ö)(Ñ)	3,380	207
Fidelity National Financial, Inc. Class A (Ñ)	18,877	170
Fidelity National Information Services, Inc. (Ñ)	11,709	177
First Commonwealth Financial Corp. (Ñ)	13,684	151
First Horizon National Corp. (Ñ)	2,676	32
First Industrial Realty Trust, Inc. (ö)(Ñ)	18,580	192
First Midwest Bancorp, Inc. (Ñ)	29,047	645
First Place Financial Corp. (Ñ)	16,737	115
Franklin Street Properties Corp. (ö)(Ñ)	3,225	38
GATX Corp.	17,476	499
General Growth Properties, Inc. (ö)(Ñ)	7,783	32
Glacier Bancorp, Inc. (Ñ)	15,840	320
Greenhill & Co., Inc. (Ñ)	8,990	593
Hanover Insurance Group, Inc. (The)	12,951	508
Hatteras Financial Corp. (ö)(Ñ)	7,175	156
HCP, Inc. (ö)(Ñ)	4,689	140
Health Care REIT, Inc. (ö)	5,150	229
Home Properties, Inc. (ö)(Ñ)	9,790	396
Huntington Bancshares, Inc. (Ñ)	23,481	222
Huron Consulting Group, Inc. (Æ)(Ñ)	3,590	195
IBERIABANK Corp. (Ñ)	3,171	162
Inland Real Estate Corp. (ö)(Ñ)	13,539	155
Interactive Brokers Group, Inc. Class A (Æ)(Ñ)	7,846	168

Russell Tax-Managed U.S. Mid & Small Cap Fund	161

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Investment Technology Group, Inc. (Æ)	6,056	124
Investors Real Estate Trust (ö)(Ñ)	18,502	183
Kayne Anderson Energy Development Co. (Ñ)	1,199	18
Lazard, Ltd. Class A	3,550	107
Leucadia National Corp. (Ñ)	4,204	113
Mercury General Corp. (Ñ)	3,550	182
MGIC Investment Corp. (Ñ)	88,919	345
Mid-America Apartment Communities, Inc. (ö)(Ñ)	25,288	891
Nationwide Health Properties, Inc. (ö)(Ñ)	7,107	212
Navigators Group, Inc. (Æ)	3,548	179
NewAlliance Bancshares, Inc.	12,984	179
Old National Bancorp (Ñ)	64,910	1,229
Pacific Capital Bancorp (Ñ)	9,190	181
People’s United Financial, Inc. (Ñ)	6,849	120
PMI Group, Inc. (The) (Ñ)	10,177	25
Post Properties, Inc. (ö)(Ñ)	7,019	157
PrivateBancorp, Inc. (Ñ)	12,415	447
Radian Group, Inc. (Ñ)	8,593	31
Raymond James Financial, Inc. (Ñ)	6,760	158
Reinsurance Group of America, Inc. Class A (Ñ)	4,845	181
Riskmetrics Group, Inc. (Æ)(Ñ)	11,340	175
RLI Corp. (Ñ)	8,740	502
Selective Insurance Group (Ñ)	22,993	546
Signature Bank NY (Æ)(Ñ)	45,710	1,489
South Financial Group, Inc. (The) (Ñ)	51,355	298
State Auto Financial Corp.	6,091	160
State Street Corp.	2,239	97
Sterling Bancshares, Inc. (Ñ)	17,309	138
Stewart Information Services Corp. (Ñ)	25,423	422
Sun Communities, Inc. (ö)(Ñ)	27,812	418
Tanger Factory Outlet Centers (ö)(Ñ)	5,029	182
TD Ameritrade Holding Corp. (Æ)	10,065	134
Texas Capital Bancshares, Inc. (Æ)(Ñ)	51,218	914
UCBH Holdings, Inc. (Ñ)	103,282	545
Umpqua Holdings Corp. (Ñ)	11,711	199
United Bankshares, Inc. (Ñ)	15,390	491
United Fire & Casualty Co.	10,490	243
Valley National Bancorp (Ñ)	24,882	473
Ventas, Inc. (ö)(Ñ)	320	12
Vornado Realty Trust (ö)(Ñ)	722	51
Washington Real Estate Investment Trust (ö)	5,882	176
Westamerica Bancorporation (Ñ)	14,630	838

	Principal Amount ($) or Shares	Market Value $
Wintrust Financial Corp. (Ñ)	29,447	754
World Acceptance Corp. (Æ)(Ñ)	12,684	234
WSFS Financial Corp. (Ñ)	2,891	138

		27,658

Health Care - 14.4%
Abraxis Bioscience, Inc. (Æ)(Ñ)	2,456	156
Alexion Pharmaceuticals, Inc. (Æ)(Ñ)	11,460	467
Align Technology, Inc. (Æ)(Ñ)	18,950	131
Amedisys, Inc. (Æ)(Ñ)	3,540	200
American Medical Systems Holdings, Inc. (Æ)(Ñ)	12,180	132
AMERIGROUP Corp. Class A (Æ)(Ñ)	21,370	534
Amsurg Corp. Class A (Æ)	7,288	182
Arthrocare Corp. (Æ)(Ñ)	44,240	919
Auxilium Pharmaceuticals, Inc. (Æ)(Ñ)	3,825	75
Celgene Corp. (Æ)	2,619	168
Cepheid, Inc. (Æ)(Ñ)	70,173	833
Charles River Laboratories International, Inc. (Æ)(Ñ)	11,108	398
Chattem, Inc. (Æ)(Ñ)	11,114	841
Cooper Cos., Inc. (The)	6,240	103
Covance, Inc. (Æ)(Ñ)	5,185	259
Coventry Health Care, Inc. (Æ)	5,303	70
Dentsply International, Inc.	2,810	85
Durect Corp. (Æ)(Ñ)	25,456	105
Endo Pharmaceuticals Holdings, Inc. (Æ)	10,825	200
Gen-Probe, Inc. (Æ)	7,913	372
Gentiva Health Services, Inc. (Æ)	29,195	793
Greatbatch, Inc. (Æ)(Ñ)	7,183	156
Haemonetics Corp. (Æ)(Ñ)	14,161	836
Healthsouth Corp. (Æ)(Ñ)	8,681	109
Henry Schein, Inc. (Æ)	10,840	507
Hlth Corp. (Æ)(Ñ)	18,335	152
Hologic, Inc. (Æ)(Ñ)	13,117	161
Human Genome Sciences, Inc. (Æ)(Ñ)	28,775	93
Icon PLC - ADR (Æ)	11,140	283
ICU Medical, Inc. (Æ)(Ñ)	23,872	765
Idexx Laboratories, Inc. (Æ)(Ñ)	24,177	851
Illumina, Inc. (Æ)(Ñ)	11,470	354
ImClone Systems, Inc. (Æ)(Ñ)	3,639	250
Inverness Medical Innovations, Inc. (Æ)(Ñ)	5,525	106
Kindred Healthcare, Inc. (Æ)	17,890	259
KV Pharmaceutical Co. Class A (Æ)(Ñ)	14,992	255
Martek Biosciences Corp. (Æ)(Ñ)	15,996	477
Medarex, Inc. (Æ)(Ñ)	25,200	177

162	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Medical Action Industries, Inc. (Æ)(Ñ)	42,360	487
Mentor Corp. (Ñ)	21,662	366
Merit Medical Systems, Inc. (Æ)	55,437	1,015
Nighthawk Radiology Holdings, Inc. (Æ)(Ñ)	178,668	820
NuVasive, Inc. (Æ)(Ñ)	4,104	193
Omnicare, Inc. (Ñ)	8,494	234
Omnicell, Inc. (Æ)(Ñ)	8,395	92
Orthofix International NV (Æ)(Ñ)	4,711	64
OSI Pharmaceuticals, Inc. (Æ)(Ñ)	14,408	547
Perrigo Co. (Ñ)	12,200	415
PSS World Medical, Inc. (Æ)(Ñ)	38,573	700
Psychiatric Solutions, Inc. (Æ)(Ñ)	7,480	249
Quality Systems, Inc. (Ñ)	33,397	1,285
Stericycle, Inc. (Æ)(Ñ)	10,445	610
Sunrise Senior Living, Inc. (Æ)(Ñ)	50,555	153
SurModics, Inc. (Æ)(Ñ)	9,992	265
Techne Corp.	3,040	210
Tenet Healthcare Corp. (Æ)(Ñ)	38,900	170
United Therapeutics Corp. (Æ)(Ñ)	4,470	390
US Physical Therapy, Inc. (Æ)(Ñ)	25,451	353
Vertex Pharmaceuticals, Inc. (Æ)(Ñ)	8,881	233
Viropharma, Inc. (Æ)(Ñ)	10,919	137
WellCare Health Plans, Inc. (Æ)	4,064	98
Wright Medical Group, Inc. (Æ)(Ñ)	6,285	146
Zoll Medical Corp. (Æ)(Ñ)	6,230	150

		22,196

Industrials - 0.0%
Lender Processing Services, Inc.	1,683	39

Integrated Oils - 0.1%
Delta Petroleum Corp. (Æ)(Ñ)	13,325	125

Materials and Processing - 6.8%
AAON, Inc. (Ñ)	9,900	163
Airgas, Inc.	7,980	306
Arch Chemicals, Inc. (Ñ)	5,780	164
Celera Corp. (Æ)(Ñ)	89,158	1,008
Ceradyne, Inc. (Æ)	14,732	346
CF Industries Holdings, Inc.	1,375	88
Clean Harbors, Inc. (Æ)(Ñ)	3,850	253
Commercial Metals Co.	22,191	246
Compass Minerals International, Inc.	14,670	806
Crown Holdings, Inc. (Æ)	9,330	188
Cytec Industries, Inc.	5,542	157
Deltic Timber Corp. (Ñ)	10,270	468
Energy Conversion Devices, Inc. (Æ)(Ñ)	8,108	277

	Principal Amount ($) or Shares	Market Value $
EnerSys (Æ)	8,097	107
ENGlobal Corp. (Æ)(Ñ)	27,105	119
Ennis, Inc. (Ñ)	21,410	252
Ferro Corp. (Ñ)	9,850	153
FMC Corp.	5,444	237
GrafTech International, Ltd. (Æ)	12,594	102
HB Fuller Co. (Ñ)	7,775	137
Hercules, Inc.	8,110	136
Horsehead Holding Corp. (Æ)(Ñ)	18,034	62
Huntsman Corp.	7,538	76
Interline Brands, Inc. (Æ)(Ñ)	41,430	441
Jacobs Engineering Group, Inc. (Æ)	3,004	110
John Bean Technologies Corp.	821	7
Kaydon Corp. (Ñ)	10,328	345
KBR, Inc. (Ñ)	4,624	69
Koppers Holdings, Inc. (Ñ)	7,980	190
Lennox International, Inc.	5,330	159
MGP Ingredients, Inc. (Ñ)	22,983	35
Minerals Technologies, Inc. (Ñ)	3,287	187
Polypore International, Inc. (Æ)(Ñ)	39,419	336
Precision Castparts Corp. (Ñ)	2,348	152
Quanex Building Products Corp.	11,748	108
Quanta Services, Inc. (Æ)(Ñ)	5,684	112
Rogers Corp. (Æ)	3,800	114
RPM International, Inc.	12,447	177
Scotts Miracle-Gro Co. (The) Class A	11,225	293
Sonoco Products Co.	8,473	213
Southern Copper Corp. (Ñ)	7,800	114
Temple-Inland, Inc. (Ñ)	27,140	161
Terra Industries, Inc.	16,324	359
Texas Industries, Inc. (Ñ)	8,170	258
Universal Forest Products, Inc. (Ñ)	5,733	136
USG Corp. (Æ)(Ñ)	7,417	110
Wausau Paper Corp. (Ñ)	40,805	378

		10,415

Miscellaneous - 0.5%
Carlisle Cos., Inc. (Ñ)	6,847	159
SPX Corp.	3,370	130
Walter Industries, Inc. Class A (Ñ)	12,405	481

		770

Other Energy - 3.7%
Alpha Natural Resources, Inc. (Æ)(Ñ)	3,890	139
Arch Coal, Inc. (Ñ)	4,203	90
Atwood Oceanics, Inc. (Æ)	8,455	232
CARBO Ceramics, Inc. (Ñ)	4,260	184
Core Laboratories NV	3,910	288

Russell Tax-Managed U.S. Mid & Small Cap Fund	163

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Encore Acquisition Co. (Æ)(Ñ)	11,621	362
FMC Technologies, Inc. (Æ)(Ñ)	3,647	128
Forest Oil Corp. (Æ)(Ñ)	13,781	403
Foundation Coal Holdings, Inc.	10,700	222
FX Energy, Inc. (Æ)(Ñ)	21,565	105
Grey Wolf, Inc. (Æ)(Ñ)	29,232	188
Helix Energy Solutions Group, Inc. (Æ)	25,419	268
Hercules Offshore, Inc. (Æ)(Ñ)	5,325	39
Hornbeck Offshore Services, Inc. (Æ)(Ñ)	5,482	130
Lufkin Industries, Inc. (Ñ)	2,822	148
NATCO Group, Inc. Class A (Æ)(Ñ)	9,680	205
North American Energy Partners, Inc. (Æ)	16,543	67
Oil States International, Inc. (Æ)	5,894	136
Parker Drilling Co. (Æ)(Ñ)	25,950	133
Patriot Coal Corp. (Æ)(Ñ)	4,320	68
Peabody Energy Corp. (Ñ)	3,549	123
PetroHawk Energy Corp. (Æ)(Ñ)	20,541	389
Plains Exploration & Production Co. (Æ)	4,322	122
Range Resources Corp.	12,674	535
Southwestern Energy Co. (Æ)	4,506	161
Stone Energy Corp. (Æ)(Ñ)	5,430	165
Tesoro Corp. (Ñ)	11,479	111
USEC, Inc. (Æ)(Ñ)	22,300	92
Whiting Petroleum Corp. (Æ)	7,199	374
Willbros Group, Inc. (Æ)(Ñ)	5,525	86

		5,693

Producer Durables - 6.4%
Aerovironment, Inc. (Æ)(Ñ)	4,781	172
Applied Industrial Technologies, Inc. (Ñ)	6,326	128
C&D Technologies, Inc. (Æ)(Ñ)	56,284	197
Centex Corp. (Ñ)	12,275	150
Champion Enterprises, Inc. (Æ)(Ñ)	82,603	155
Covanta Holding Corp. (Æ)(Ñ)	12,980	280
Crown Castle International Corp. (Æ)(Ñ)	6,292	133
Dionex Corp. (Æ)	3,319	179
Donaldson Co., Inc. (Ñ)	20,772	730
DR Horton, Inc. (Ñ)	16,844	124
EnPro Industries, Inc. (Æ)(Ñ)	16,739	372
ESCO Technologies, Inc. (Æ)(Ñ)	10,160	351
Federal Signal Corp. (Ñ)	15,418	131
Fuel Tech, Inc. (Æ)(Ñ)	25,226	296

	Principal Amount ($) or Shares	Market Value $
General Cable Corp. (Æ)(Ñ)	18,510	316
HNI Corp. (Ñ)	8,237	151
IDEX Corp.	26,499	614
Kadant, Inc. (Æ)	14,260	234
Kennametal, Inc.	23,674	502
Lam Research Corp. (Æ)	11,570	259
Lexmark International, Inc. Class A (Æ)(Ñ)	7,176	185
Littelfuse, Inc. (Æ)	6,355	119
MDC Holdings, Inc. (Ñ)	5,446	183
Middleby Corp. (Æ)(Ñ)	7,315	295
MTS Systems Corp. (Ñ)	7,505	244
Mueller Water Products, Inc. Class B	10,300	68
Novellus Systems, Inc. (Æ)(Ñ)	27,690	438
Orbital Sciences Corp. (Æ)(Ñ)	8,586	176
Pentair, Inc. (Ñ)	7,348	203
Polycom, Inc. (Æ)(Ñ)	18,100	380
Pulte Homes, Inc. (Ñ)	31,940	356
Robbins & Myers, Inc.	10,662	218
Standard Pacific Corp. (Æ)(Ñ)	14,632	42
TAL International Group, Inc. (Ñ)	8,470	140
Tennant Co. (Ñ)	37,278	935
Terex Corp. (Æ)(Ñ)	4,555	76
Varian Semiconductor Equipment Associates, Inc. (Æ)(Ñ)	15,651	307
Waters Corp. (Æ)	95	4

		9,843

Technology - 12.3%
Advanced Analogic Technologies, Inc. (Æ)	17,871	54
Advanced Micro Devices, Inc. (Æ)(Ñ)	41,571	146
Altera Corp. (Ñ)	14,210	247
American Science & Engineering, Inc. (Ñ)	10,469	659
Anixter International, Inc. (Æ)(Ñ)	7,320	246
Ansys, Inc. (Æ)	6,981	200
Ariba, Inc. (Æ)(Ñ)	15,781	169
Atheros Communications, Inc. (Æ)(Ñ)	17,950	323
Atmel Corp. (Æ)(Ñ)	48,238	200
Avnet, Inc. (Æ)	7,710	129
Benchmark Electronics, Inc. (Æ)	34,642	415
BigBand Networks, Inc. (Æ)(Ñ)	25,318	94
Black Box Corp.	5,665	172
Blackboard, Inc. (Æ)	14,805	362
BMC Software, Inc. (Æ)	5,735	148
CACI International, Inc. Class A (Æ)(Ñ)	19,528	804

164	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Cavium Networks, Inc. (Æ)(Ñ)	16,320	208
Cognizant Technology Solutions Corp. Class A (Æ)	6,000	115
Diodes, Inc. (Æ)(Ñ)	25,287	250
Double-Take Software, Inc. (Æ)	11,320	84
Electronics for Imaging, Inc. (Æ)	24,225	257
Emulex Corp. (Æ)(Ñ)	59,052	561
F5 Networks, Inc. (Æ)(Ñ)	49,691	1,233
Fairchild Semiconductor International, Inc. Class A (Æ)	23,165	132
First Solar, Inc. (Æ)(Ñ)	625	90
Flir Systems, Inc. (Æ)(Ñ)	8,950	287
GTSI Corp. (Æ)	45,696	265
Harris Corp.	3,880	139
Harris Stratex Networks, Inc. Class A (Æ)	15,190	101
Informatica Corp. (Æ)(Ñ)	92,352	1,298
Intersil Corp. Class A (Ñ)	7,030	96
ION Geophysical Corp. (Æ)(Ñ)	33,873	222
IPG Photonics Corp. (Æ)(Ñ)	9,350	133
Jabil Circuit, Inc.	18,700	157
LSI Corp. (Æ)	49,826	192
Macrovision Solutions Corp. (Æ)(Ñ)	124,221	1,376
Mantech International Corp. Class A (Æ)	19,323	1,042
McAfee, Inc. (Æ)	962	31
Mentor Graphics Corp. (Æ)(Ñ)	55,865	410
Microchip Technology, Inc. (Ñ)	5,764	142
Micron Technology, Inc. (Æ)	70,950	334
MSCI, Inc. Class A (Æ)	7,370	127
Newport Corp. (Æ)(Ñ)	6,055	44
Nuance Communications, Inc. (Æ)(Ñ)	10,955	100
Omniture, Inc. (Æ)(Ñ)	16,200	186
ON Semiconductor Corp. (Æ)(Ñ)	28,450	145
Parametric Technology Corp. (Æ)	25,755	335
Perot Systems Corp. Class A (Æ)	44,430	639
Plexus Corp. (Æ)(Ñ)	18,600	347
PMC - Sierra, Inc. (Æ)(Ñ)	50,320	235
Progress Software Corp. (Æ)(Ñ)	28,725	659
RF Micro Devices, Inc. (Æ)(Ñ)	39,075	78
SAVVIS, Inc. (Æ)(Ñ)	10,075	87
Sycamore Networks, Inc. (Æ)	60,736	203
Syntel, Inc. (Ñ)	5,991	149
Taleo Corp. Class A (Æ)(Ñ)	66,372	916
TechTarget, Inc. (Æ)(Ñ)	9,779	48
Tellabs, Inc. (Æ)(Ñ)	37,652	160
TIBCO Software, Inc. (Æ)	25,425	131
Ultimate Software Group, Inc. (Æ)(Ñ)	19,028	254
Varian, Inc. (Æ)	10,997	405

	Principal Amount ($) or Shares	Market Value $
Zebra Technologies Corp. Class A (Æ)	7,320	148

		18,919

Utilities - 4.7%
Alaska Communications Systems Group, Inc. (Ñ)	78,233	731
Avista Corp. (Ñ)	18,845	374
Black Hills Corp. (Ñ)	13,650	345
Central Vermont Public Service Corp. (Ñ)	6,963	139
Cleco Corp.	26,173	602
El Paso Electric Co. (Æ)	29,538	547
Empire District Electric Co. (The) (Ñ)	8,904	171
Fairpoint Communications, Inc. (Ñ)	23,775	95
Great Plains Energy, Inc.	9,189	179
Laclede Group, Inc. (The) (Ñ)	4,040	211
Leap Wireless International, Inc. (Æ)(Ñ)	4,336	122
NeuStar, Inc. Class A (Æ)(Ñ)	74,799	1,473
New Jersey Resources Corp. (Ñ)	5,658	211
Northwest Natural Gas Co. (Ñ)	3,843	195
NorthWestern Corp. (Ñ)	28,659	560
NSTAR	7,462	247
Otter Tail Corp. (Ñ)	5,140	121
Puget Energy, Inc.	9,268	217
SCANA Corp. (Ñ)	7,422	244
Southwest Gas Corp.	6,682	174
Telephone & Data Systems, Inc.	4,490	120
Wisconsin Energy Corp. (Ñ)	3,838	167

		7,245

Total Common Stocks
(cost $169,038)		144,373

Short-Term Investments - 3.8%
Russell Investment Company Russell Money Market Fund	4,126,000	4,126
United States Treasury Bills (ç)(ž)(§)
0.040% due 12/18/08	1,300	1,300
0.609% due 12/18/08	500	500

Total Short-Term Investments
(cost $5,926)		5,926

Russell Tax-Managed U.S. Mid & Small Cap Fund	165

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Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Other Securities - 41.2%
Russell Investment Company Russell Money Market Fund (×)	30,104,968	30,105
State Street Securities Lending Quality Trust (×)	33,480,011	33,480

Total Other Securities
(cost $63,585)		63,585

Total Investments - 138.6%
(identified cost $238,549)		213,884

Other Assets and Liabilities, Net - (38.6%)		(59,622)

Net Assets - 100.0%		154,262

See accompanying notes which are an integral part of the financial statements.

166	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index (CME)	174	USD	9,335	12/08	293

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					293

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets
Auto and Transportation	5.1
Consumer Discretionary	17.3
Consumer Staples	4.4
Financial Services	17.9
Health Care	14.4
Industrials	—	*
Integrated Oils	0.1
Materials and Processing	6.8
Miscellaneous	0.5
Other Energy	3.7
Producer Durables	6.4
Technology	12.3
Utilities	4.7
Short-Term Investments	3.8
Other Securities	41.2

Total Investments	138.6
Other Assets and Liabilities, Net	(38.6)

	100.0

Futures Contracts	0.2

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	167

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell Strategic Bond Fund - Class A ‡
	Total Return
1 Year	(11.90)%
5 Years	0.75	%§
10 Years	3.58	%§

Russell Strategic Bond Fund - Class C ‡‡
	Total Return
1 Year	(8.59)%
5 Years	1.50	%§
10 Years	3.96	%§

Russell Strategic Bond Fund - Class E ‡‡‡
	Total Return
1 Year	(8.45)%
5 Years	1.53	%§
10 Years	3.98	%§

Russell Strategic Bond Fund - Class I
	Total Return
1 Year	(8.26)%
5 Years	1.77	%§
10 Years	4.20	%§

Russell Strategic Bond Fund - Class S ‡‡‡‡
	Total Return
1 Year	(8.04)%
5 Years	1.82	%§
10 Years	4.23	%§

Russell Strategic Bond Fund - Class Y ‡‡‡‡‡
	Total Return
1 Year	(8.11)%
5 Years	1.83	%§
10 Years	4.23	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	0.30%
5 Years	3.48	%§
10 Years	5.00	%§

168	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell Strategic Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has six money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell Strategic Bond Fund Class A, Class C, Class E, Class I, Class S and Class Y lost 8.47%, 8.59%, 8.45%, 8.26%, 8.04% and 8.11%, respectively. This compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 0.30% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class A, Class C and Class S Shares commenced operations on September 2, 2008. The returns shown for the new Classes prior to September 2, 2008 are the returns of Class E Shares for Class A and Class C Shares and Class I Shares for Class S Shares.

For the year ended October 31, 2008, the Lipper® BBB Rated Corp Debt Funds Average lost 13.72%. For the same period, the Lipper® Intermediate Investment Grade Debt Funds Average lost 7.51%. These returns serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Investors’ departure from investments with more risk to the relative safety of U.S. Treasuries and the subsequent re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk) impacted nearly all non-Treasury fixed income investments. As a result, non-Treasury investments posted lower returns than the benchmark. The Fund’s money managers typically invest in non-Treasury sectors. As a result, the Fund underperformed its benchmark. However, the managers’ sector allocation and security selection decisions resulted in the Fund outperforming its peers as measured by the Lipper® BBB Rated Corp Debt Funds Average.

The decrease in interest rates across the yield curve had little impact on Fund performance as the Fund’s money managers implemented offsetting duration strategies. Several managers anticipated the decline in interest rates and increased sensitivity to interest rates (also called increased duration) which had a positive impact on their returns. Other managers decreased duration exposure expecting that interest rates would rise in response to the fact that inflation had been a concern during a large part of the year stemming from exceptionally high oil prices. This positioning detracted from their performance. In general, as interest rates decline bond prices increase and vice versa. The benefits of the long duration positioning by some managers were largely offset by the negative effects of the short duration positioning by other managers.

Finally, as the Federal Reserve decreased the federal funds target rate, short-term yields declined relative to yields at the intermediate portion and long end of the yield curve, resulting in a relative shift in yields otherwise known as yield curve “steepening.” This yield curve movement benefited the Fund as several of the Fund’s money managers anticipated the change and varied the maturity of their securities accordingly.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

By far, the largest impact on the Fund’s underperformance relative to benchmark was from the re-pricing of risk (i.e. the market demanding increased compensation for assuming a given level of risk), the fundamental concern regarding the consumer’s ability to make mortgage payments and the negative impact the market and credit issues had on virtually all non-Treasury segments of the fixed income markets. The Fund had a material overweight to mortgage-backed securities. This contributed significantly to the Fund’s benchmark-relative underperformance. An overweight to and security selection in consumer-related asset-backed securities, and security selection in investment grade and high yield corporate securities that were hard hit by the weakening economic environment also detracted from Fund performance.

Interest rates across maturities on the yield curve decreased over the fiscal year. Several of the Fund’s money managers, most notably Pacific Investment Management Company LLC (“PIMCO”), and to a lesser extent Goldman Sachs Asset Management, L.P., anticipated the change in interest rates and positioned their portfolios to benefit from these changes. However, this benefit was offset by those managers who did not anticipate the change in interest rates.

All of the Fund’s money managers underperformed in this historically challenging environment. Logan Circle Partners, L.P. underperformed by the largest amount. Its strategies, which

Russell Strategic Bond Fund	169

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

focus on investment grade and high yield corporate bonds, were not rewarded as these areas declined as a result of the credit crisis. Logan’s performance also suffered from weak selection in the mortgage-related securities sector. Goldman’s underperformance was driven by mortgage-related exposure, but this was partially mitigated by yield curve steepening and its long duration positioning. Drake Capital Management, LLC underperformed due to non-agency mortgage and high yield corporate exposure. This underperformance was partially offset by strong security selection in agency mortgage and investment grade corporate bonds. PIMCO had the least amount of underperformance. Though PIMCO’s performance suffered due to security selection within investment grade corporate bonds (notably financials) and a tactical positioning for steepening European and U.K. yield curves, its underweight to mortgage-related securities, U.S. yield curve / duration positioning and short U.S. dollar currency exposure provided PIMCO with a degree of downside protection.

Most of the managers who were in the Fund for only a part of the last twelve months also underperformed. Hyperion Brookfield Asset Management, Inc. underperformed due to its focus on the residential mortgage sector which performed poorly due to the credit crisis. Bear Stearns Asset Management Inc. was replaced by Metropolitan West Asset Management, LLC in March 2008. Bear Stearns underperformed largely due to mortgage-backed security selection and duration positioning. Metropolitan West outperformed modestly, due in part to their issue selection within asset-backed securities and yield curve positioning.

Describe any changes to the Fund’s structure or the money manager line-up.

In November 2007, Logan Circle Partners, LP (“Logan Circle”) replaced Delaware Investment Advisers (“Delaware”). In December 2007, Hyperion Brookfield Asset Management, Inc. was added to the Fund. In March 2008, Bear Stearns Asset Management Inc. was replaced by Metropolitan West Asset Management, LLC.

Money Managers as of October 31, 2008	Styles
Drake Capital Management, LLC	Fully Discretionary
Goldman Sachs Asset Management, L.P.	Fully Discretionary
Hyperion Brookfield Asset Management, Inc.	Sector Specialist
Logan Circle Partners, L.P.	Sector Rotation
Metropolitan West Asset Management, LLC	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

170	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

*	Assumes initial investment on November 1, 1998.

**	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class A Shares. Had it done so, the returns shown for that period would have been lower. The returns shown for Class A Shares from May 14, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class I and Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of Rule 12b-1 distribution and shareholder services fees that apply to Class C Shares. The returns shown for Class C Shares from May 14, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class I and Class E Shares.

‡‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡‡	The Fund first issued Class Y Shares on June 7, 2000, closed its Class Y Shares on November 19, 2001 and reopened its Class Y Shares on June 23, 2005. The returns shown for Class Y Shares prior to June 23, 2005 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Strategic Bond Fund	171

Russell Investment Company

Russell Strategic Bond Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$925.80	$1,006.67
Expenses Paid During Period*	$1.47	$1.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$924.60	$1,005.44
Expenses Paid During Period*	$2.65	$2.76

*	Expenses are equal to the Fund’s annualized expense ratio of 1.68% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$898.50	$1,020.76
Expenses Paid During Period*	$4.15	$4.42

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

172	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$899.50	$1,021.82
Expenses Paid During Period*	$3.15	$3.35

*	Expenses are equal to the Fund’s annualized expense ratio of 0.66% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 2, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$927.70	$1,007.07
Expenses Paid During Period*	$1.09	$1.14

*	Expenses are equal to the Fund’s annualized expense ratio of 0.69% (representing the 60-day period annualized), multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period since commencement of operations). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$899.80	$1,022.42
Expenses Paid During Period*	$2.58	$2.75

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Russell Strategic Bond Fund	173

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 113.3%
Asset-Backed Securities - 12.6%
Aames Mortgage Investment Trust (Ê)
Series 2006-1 Class A3
3.419% due 04/25/36	7,810	6,391
Accredited Mortgage Loan Trust (Ê)
Series 2004-2 Class A2
3.559% due 07/25/34	277	122
Series 2006-2 Class A2
3.349% due 09/25/36	3,605	3,310
ACE Securities Corp. (Ê)
Series 2003-HE1 Class M1
4.234% due 11/25/33	5,749	3,677
Series 2003-OP1 Class M2
4.759% due 12/25/33	500	404
Series 2004-IN1 Class A1
3.579% due 05/25/34	388	273
Series 2005-HE2 Class M3
3.739% due 04/25/35	1,305	1,051
Series 2005-HE3 Class A2C
3.579% due 05/25/35	3,324	3,287
Series 2005-HE5 Class A2C
3.639% due 08/25/35	7,471	7,265
Series 2005-HE7 Class A2B
3.439% due 11/25/35	163	162
Series 2005-SD3 Class A
3.659% due 08/25/45	1,811	1,610
Series 2006-ASP Class A2A
3.339% due 10/25/36	274	271
Series 2006-FM1 Class A2C
3.409% due 07/25/36	7,595	3,548
Series 2006-HE2 Class A2C
3.419% due 05/25/36	3,600	2,580
Series 2006-OP1 Class M3
3.569% due 04/25/36	1,697	152
Aegis Asset Backed Securities Trust (Ê)
Series 2003-3 Class M2
5.734% due 01/25/34	1,520	737
Series 2005-4 Class 1A3
3.529% due 10/25/35	2,319	2,219
American Airlines Pass Through Trust 2001-01
Series 01-1
6.817% due 11/23/12	1,065	724
6.977% due 11/23/22	229	137
American Express Credit Account Master Trust (Ê)
Series 2004-1 Class B
4.810% due 09/15/11	150	148

	Principal Amount ($) or Shares	Market Value $
Series 2004-3 Class C (Þ)
5.030% due 12/15/11	2,000	1,859
Series 2004-4 Class B
4.840% due 03/15/12	2,243	2,151
Series 2004-5 Class B
4.810% due 04/16/12	1,570	1,497
Series 2004-C Class C (Þ)
5.060% due 02/15/12	4,295	4,058
Series 2006-A Class C (Þ)
4.790% due 08/15/11	3,500	3,458
American Express Issuance Trust (Ê)
Series 2007-1 Class B
5.110% due 09/15/11	5,700	4,950
AmeriCredit Automobile Receivables Trust
Series 2005-DA Class A3
4.870% due 12/06/10	779	767
Series 2006-AF Class A3
5.560% due 09/06/11	3,673	3,644
Series 2007-BF Class A2
5.310% due 01/06/11	2,647	2,647
Series 2007-DF Class A2A
5.660% due 01/06/11	898	898
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1
6.957% due 02/25/33	800	455
Series 2004-R8 Class A5
3.629% due 09/25/34	222	219
Series 2004-R10 Class A5
3.649% due 11/25/34	3	3
Series 2005-R3 Class A1A
3.459% due 05/25/35	5,833	5,630
Series 2005-R5 Class A2B
3.489% due 07/25/35	972	955
Series 2005-R6 Class A2
3.459% due 08/25/35	10,914	10,351
Series 2005-R7 Class A2C
3.519% due 09/25/35	2,884	2,821
Series 2005-R10 Class A2B
3.479% due 12/25/35	1,236	1,136
Series 2006-R1 Class A2C
3.449% due 08/01/16	1,068	1,014
Argent Securities, Inc. (Ê)
Series 2005-W2 Class A2B1
3.459% due 10/25/35	8,472	8,001
Series 2005-W2 Class A2B2
3.519% due 10/25/35	1,552	1,467

174	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-M2 Class A2A
3.309% due 09/25/36	91	90
Series 2006-W1 Class A2B
3.419% due 03/25/36	2,064	2,002
Series 2006-W5 Class A2C
3.409% due 06/25/36	2,100	1,527
Asset Backed Funding Certificates (Ê)
Series 2006-HE1 Class A2A
3.319% due 01/25/37	1,581	1,492
Series 2006-HE1 Class A2C
3.419% due 01/25/37	2,745	1,392
Series 2006-OPT Class A3A
3.319% due 10/25/36	512	502
Series 2006-OPT Class A3B
3.419% due 11/25/36	1,390	870
Series 2006-OPT Class M2
3.549% due 09/25/36	1,493	213
Asset Backed Securities Corp. Home Equity (Ê)
Series 2003-HE1 Class M2
8.085% due 01/15/33	2,473	2,174
Series 2004-HE6 Class A1
3.534% due 09/25/34	80	65
Series 2004-HE7 Class M9 (Þ)
6.707% due 10/25/34	1,159	72
Series 2006-HE2 Class M3
3.649% due 03/25/36	1,625	41
Series 2006-HE3 Class A4
3.429% due 03/25/36	1,776	1,508
Series 2006-HE5 Class A4
3.399% due 07/25/36	2,000	1,477
Bank of America Auto Trust (Ê)(Å)
Series 2008-1A Class A2B
3.815% due 06/20/11	8,000	7,576
Bank of America Credit Card Trust (Ê)
Series 2006-C4 Class C4
4.790% due 11/15/11	18,374	17,417
Series 2006-C7 Class C7
4.790% due 03/15/12	1,600	1,465
Series 2007-A12 Class A12
4.760% due 01/15/13	7,400	6,818
Series 2008-A1 Class A1
5.140% due 04/15/13	8,200	7,514
Bank One Issuance Trust
Series 2004-B1 Class B1 (Ê)
4.880% due 03/15/12	2,491	2,382
Series 2004-B2 Class B2
4.370% due 04/15/12	7,000	6,738

	Principal Amount ($) or Shares	Market Value $
Bayview Financial Acquisition Trust
Series 2004-C Class A1 (Ê)
3.870% due 05/28/44	374	328
Series 2006-A Class 1A3
5.865% due 02/28/41	1,880	1,503
Bear Stearns Asset Backed Securities Trust (Ê)
Series 2005-HE1 Class A2
3.549% due 11/25/35	858	828
Series 2006-EC1 Class A2
3.427% due 12/25/35	1,074	1,020
Series 2006-HE4 Class 1A1
3.319% due 05/25/36	940	920
Series 2006-HE8 Class 2M1
3.589% due 10/25/36	2,000	447
Series 2006-HE9 Class 1A2
3.409% due 11/25/36	4,330	2,465
BNC Mortgage Loan Trust (Ê)
Series 2007-2 Class A2
3.359% due 05/25/37	697	633
Burlington Northern and Santa
Fe Railway Co. 2005-4 Pass Through Trust
4.967% due 04/01/23	209	177
Capital Auto Receivables Asset Trust
Series 2006-2 Class A3A
4.980% due 05/15/11	1,589	1,560
Series 2006-2 Class A3B (Ê)
4.620% due 05/15/11	2,733	2,637
Series 2007-1 Class A3B (Ê)
4.570% due 04/15/11	4,250	4,064
Series 2007-3 Class A3A
5.020% due 09/15/11	5,420	5,261
Capital One Multi-Asset Execution Trust
Series 2007-A7 Class A7
5.750% due 07/15/20	3,920	2,243
Carmax Auto Owner Trust (Ê)
Series 2008-1 Class A2
5.250% due 04/15/11	4,401	4,306
Carrington Mortgage Loan Trust (Ê)
Series 2006-FRE Class A2
3.379% due 10/25/36	3,226	2,899
Series 2006-FRE Class A3
3.409% due 07/25/36	1,795	1,520
Series 2006-NC3 Class A1
3.309% due 08/25/36	736	733
Series 2006-NC5 Class A1
3.309% due 01/25/37	2,660	2,558

Russell Strategic Bond Fund	175

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Cendant Timeshare Receivables Funding LLC (Þ)
Series 2004-1A Class A1
3.670% due 05/20/16	54	48
Centex Home Equity
Series 2002-D Class AF4
5.210% due 11/25/28	134	123
Series 2005-D Class AF4
5.270% due 10/25/35	985	889
Series 2006-A Class AV2 (Ê)
3.359% due 06/25/36	2,831	2,779
Series 2006-A Class AV4 (Ê)
3.509% due 06/25/36	1,800	1,208
Chase Credit Card Master Trust (Ê)
Series 2002-3 Class B
5.010% due 09/15/11	1,870	1,808
Chase Issuance Trust
Series 2004-C3 Class C3 (Ê)
5.030% due 06/15/12	1,200	1,104
Series 2005-C1 Class C1 (Ê)
4.930% due 11/15/12	11,000	9,610
Series 2005-C3 Class C3 (Ê)
4.900% due 11/15/12	1,495	1,255
Series 2006-A3 Class A3 (Ê)
4.550% due 07/15/11	2,725	2,662
Series 2006-B1 Class B1 (Ê)
4.710% due 04/15/13	3,631	3,039
Series 2006-B2 Class B (Ñ)(Ê)
4.660% due 10/15/12	3,350	2,923
Series 2006-C3 Class C3 (Ê)
4.790% due 06/15/11	2,015	1,949
Series 2007-A17 Class A
5.120% due 10/15/14	615	539
Series 2008-A7 Class A7 (Ê)
5.218% due 11/15/11	3,700	3,558
CIT Mortgage Loan Trust (Ê)(Þ)
Series 2007-1 Class 2A2
4.509% due 10/01/37	2,100	997
Series 2007-1 Class 2A3
4.709% due 10/01/37	3,900	1,531
Citibank Credit Card Issuance Trust
Series 2004-A3 Class A3 (Ê)
3.611% due 07/25/11	3,217	3,115
Series 2006-B1 Class B1 (Ê)
4.220% due 03/07/11	11,000	10,775
Series 2006-C4 Class C4 (Ê)
4.220% due 01/09/12	3,811	3,414
Series 2007-A8 Class A8
5.650% due 09/20/19	1,995	1,474

	Principal Amount ($) or Shares	Market Value $
Citibank Credit Card Master Trust I
Series 1999-2 Class B
6.150% due 03/10/11	2,215	2,197
Citigroup Mortgage Loan Trust, Inc. (Ê)
Series 2006-AMC Class A2B
3.419% due 09/25/36	4,160	3,085
Series 2006-NC2 Class A2B
3.419% due 09/25/36	13,005	6,813
Series 2006-WFH Class A2
3.359% due 10/25/36	6,008	5,812
Series 2006-WFH Class A2A
3.409% due 08/25/36	2,338	1,793
Series 2006-WFH Class A3
3.409% due 10/25/36	3,105	2,502
3.409% due 11/25/36	2,815	2,102
Series 2007-AHL Class A3A
3.319% due 05/25/37	1,839	1,652
Series 2007-AMC Class A2A
3.319% due 05/25/37	1,859	1,659
Series 2007-WFH Class A4
3.459% due 01/25/37	10,880	6,013
Countrywide Asset-Backed Certificates
Series 2004-13 Class AF3
3.989% due 02/25/31	16	16
Series 2004-AB2 Class M3 (Ê)
3.859% due 05/25/36	1,395	445
Series 2004-BC1 Class M1 (Ê)
3.759% due 02/25/34	867	609
Series 2004-S1 Class A2
3.872% due 03/25/20	24	23
Series 2005-4 Class AF3
4.456% due 10/25/35	925	892
Series 2005-7 Class 3AV3 (Ê)
3.669% due 06/25/35	2,000	1,964
Series 2005-7 Class AF3
4.454% due 11/25/35	495	480
Series 2005-11 Class 3AV2 (Ê)
3.549% due 02/25/36	3,718	3,568
Series 2005-16 Class 2AF1 (Ê)
3.409% due 05/25/36	168	167
Series 2005-17 Class 1AF1 (Ê)
3.459% due 05/25/36	10	10
Series 2005-17 Class 1AF3
5.711% due 05/25/36	10,900	5,865
Series 2005-AB1 Class A2 (Ê)
3.469% due 10/25/34	1,977	1,878
Series 2006-1 Class AF3
5.348% due 07/25/36	2,325	2,129

176	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-2 Class 2A2 (Ê)
3.449% due 06/25/36	1,280	1,181
Series 2006-3 Class 2A2 (Ê)
3.439% due 06/25/36	5,354	4,747
Series 2006-6 Class 2A3 (Ê)
3.539% due 09/25/36	13,985	8,439
Series 2006-11 Class 1AF3
6.050% due 09/25/46	2,085	1,406
Series 2006-11 Class 1AF4
6.300% due 09/25/46	2,340	962
Series 2006-13 Class 1AF3
5.944% due 01/25/37	4,085	3,323
Series 2006-13 Class 3AV1 (Ê)
3.309% due 01/25/37	1	1
Series 2006-15 Class A1 (Ê)
3.369% due 10/25/46	305	296
Series 2006-15 Class A3
5.689% due 10/25/46	1,655	1,236
Series 2006-16 Class 2A1 (Ê)
3.309% due 12/25/46	82	81
Series 2006-17 Class 2A1 (Ê)
3.309% due 03/25/47	86	85
Series 2006-19 Class 2A1 (Ê)
3.319% due 03/25/37	298	291
Series 2006-22 Class 2A1 (Ê)
3.309% due 05/25/37	338	326
Series 2006-23 Class 2A1 (Ê)
3.309% due 05/25/37	305	297
Series 2006-BC1 Class 2A2 (Ê)
3.439% due 04/25/36	780	734
Series 2006-S1 Class A2
4.549% due 08/25/21	327	297
Series 2006-S3 Class A2
6.085% due 06/25/21	1,895	687
Series 2006-S6 Class A2
5.519% due 03/25/34	5,580	4,461
Series 2006-S7 Class A3
5.712% due 11/25/35	8,435	2,139
Series 2006-S9 Class A3
5.728% due 08/25/36	2,177	1,042
Series 2007-4 Class A2
5.530% due 03/25/29	3,572	3,504
Series 2007-7 Class 2A1 (Ê)
3.339% due 10/25/37	625	595
Countrywide Home Equity Loan Trust (Ê)
Series 2006-HW Class 2A1B
4.710% due 11/15/36	4,375	2,530

	Principal Amount ($) or Shares	Market Value $
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-AGE Class A2
4.640% due 02/25/32	853	795
Credit-Based Asset Servicing and Securitization LLC
Series 2004-CB7 Class AF5
4.585% due 10/25/34	770	626
Series 2006-CB5 Class A1 (Ê)
3.319% due 06/25/36	74	74
Series 2007-CB1 Class AF2
5.721% due 01/25/37	1,895	1,366
Daimler Chrysler Auto Trust (Ê)
Series 2008-B Class A2B
5.023% due 07/08/11	900	873
Series 2008-B Class A3B
3.967% due 09/10/12	300	271
Delta Air Lines, Inc.
6.821% due 08/10/22	2,912	1,893
Dunkin Securitization (Þ)
Series 2006-1 Class A2
5.779% due 06/20/31	4,295	3,610
FBR Securitization Trust (Ê)
Series 2005-2 Class AV3A
3.549% due 09/25/35	5,013	4,643
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2000-30 Class A5
8.610% due 12/25/30	487	486
Fieldstone Mortgage Investment Corp. (Ê)
Series 2006-1 Class A2
3.449% due 05/25/36	3,834	3,238
Series 2006-3 Class 2A1
3.329% due 11/25/36	212	202
Series 2006-3 Class 2A3
3.419% due 11/25/36	1,465	780
Series 2006-3 Class M1
3.519% due 11/25/36	3,315	648
First Franklin Mortgage Loan Asset Backed Certificates (Ê)
Series 2005-FF4 Class 2A3
3.479% due 05/25/35	30	29
Series 2006-FF1 Class 2A1
3.299% due 08/25/36	694	677
Series 2006-FF1 Class 2A3
3.399% due 12/25/36	6,005	3,127
Series 2006-FF1 Class A2
3.309% due 07/25/36	374	369

Russell Strategic Bond Fund	177

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

3.319% due 10/25/36	917	857
Series 2006-FF1 Class A2C
3.419% due 10/25/36	2,621	1,654
3.419% due 12/25/37	8,631	4,391
Series 2006-FF1 Class A3
3.309% due 11/25/36	1,017	961
Series 2006-FF1 Class A5
3.419% due 11/25/36	5,321	2,771
Series 2006-FF4 Class A2
3.449% due 03/25/36	446	393
Series 2006-FF9 Class M1
3.509% due 06/25/36	8,330	1,487
Series 2007-FF1 Class A2A
3.299% due 01/25/38	1,384	1,311
Series 2007-FF1 Class A2B
3.349% due 01/25/38	25,000	18,450
Series 2007-FF1 Class A2C
3.399% due 01/25/38	1,510	671
First NLC Trust (Ê)
Series 2005-2 Class AV2
3.559% due 09/25/35	1,084	1,038
Ford Credit Auto Owner Trust
Series 2006-B Class A3
5.260% due 10/15/10	3,441	3,410
Series 2008-A Class A2 (Ê)
5.160% due 07/15/10	5,073	4,970
Fremont Home Loan Trust (Ê)
Series 2006-3 Class 2A1
3.329% due 02/25/37	390	382
Series 2006-3 Class 2A2
3.379% due 02/25/37	6,070	5,128
Series 2006-A Class 2A2
3.359% due 05/25/36	565	554
Series 2006-A Class M2
3.579% due 05/25/36	1,355	132
Series 2006-B Class 2A3
3.419% due 08/25/36	2,760	1,714
Series 2006-D Class 2A1
3.319% due 11/25/36	1,196	1,126
Series 2006-E Class 2A1
3.319% due 01/25/37	579	540
GE Capital Credit Card Master Note Trust
Series 2005-3 Class B (Ê)
4.860% due 06/15/13	1,345	1,175
Series 2006-1 Class A
5.080% due 09/15/12	5,792	5,595
Series 2006-1 Class B (Ê)
4.670% due 09/15/12	1,500	1,397

	Principal Amount ($) or Shares	Market Value $
GMAC Mortgage Corp. Loan Trust
Series 2007-HE2 Class A2
6.054% due 12/25/37	3,340	1,698
Series 2007-HE3 Class 1A1
7.000% due 09/25/37	1,464	659
Series 2007-HE3 Class 2A1
7.000% due 09/25/37	1,551	652
Green Tree Financial Corp.
Series 1994-1 Class A5
7.650% due 04/15/19	4,083	4,198
Series 1994-3 Class A5
8.400% due 06/15/19	2,528	2,599
Series 1994-5 Class A5
8.300% due 12/15/19	2,889	2,934
GSAA Trust
Series 2006-2 Class 2A3 (Ê)
3.529% due 12/25/35	3,270	2,873
Series 2006-4 Class 1A2
5.940% due 03/25/36	406	189
Series 2006-4 Class 3A1
6.107% due 03/25/36	20,884	12,555
GSAMP Trust (Ê)
Series 2003-HE2 Class M1
3.909% due 08/25/33	754	610
Series 2004-SEA Class A2A
3.549% due 03/25/34	48	48
Series 2006-FM1 Class A2C
3.419% due 04/25/36	1,000	733
Series 2006-FM2 Class A2A
3.329% due 09/25/36	1,217	1,194
Series 2007-FM1 Class A2A
3.329% due 12/25/36	906	834
Series 2007-H1 Class M1
3.599% due 02/25/37	3,621	620
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2005-1 Class A
4.568% due 01/20/34	2,751	2,209
Series 2007-1 Class AS
4.478% due 03/20/36	5,476	4,332
Series 2007-2 Class A1V
4.368% due 07/20/36	1,411	1,373
Series 2007-3 Class A1
3.988% due 11/20/36	916	882
Series 2007-3 Class APT
4.388% due 11/20/36	6,505	5,277
Home Equity Asset Trust (Ê)
Series 2005-5 Class 2A2
3.509% due 11/25/35	5,144	5,021

178	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-7 Class M1
3.709% due 01/25/36	6,285	3,264
Series 2006-3 Class 2A2
3.389% due 07/25/36	1,781	1,756
Series 2006-4 Class M3
3.619% due 08/25/36	1,267	86
Series 2006-7 Class 2A3
3.409% due 01/25/37	2,650	1,566
Household Automotive Trust
Series 2006-1 Class A3
5.430% due 06/17/11	5,096	5,001
Series 2006-2 Class A3
5.610% due 08/17/11	1,725	1,693
Household Credit Card Master Note Trust I
Series 2006-1 Class A
5.100% due 06/15/12	3,235	3,125
Series 2006-1 Class B (Ê)
4.700% due 06/15/12	1,196	1,106
HSI Asset Securitization Corp. Trust (Ê)
Series 2006-HE2 Class 2A1
3.309% due 12/25/36	3,807	3,600
Series 2006-HE2 Class 2A2
3.369% due 12/25/36	1,830	1,268
Series 2006-HE2 Class M1
3.499% due 12/25/36	1,305	55
Huntington Auto Trust (Ê)(Å)
Series 2008-1A Class A2B
5.560% due 11/15/10	3,500	3,422
Indymac Residential Asset Backed Trust (Ê)
Series 2006-E Class 2A3
3.429% due 04/25/37	7,930	4,655
Series 2006-H2 Class A
2.620% due 06/28/36	2,152	1,158
IXIS Real Estate Capital Trust (Ê)
Series 2006-HE1 Class A3
3.459% due 03/25/36	1,364	1,281
Series 2006-HE2 Class A3
3.419% due 08/25/36	1,945	1,415
Series 2006-HE2 Class M2
3.579% due 08/25/36	2,438	92
Series 2006-HE3 Class A1
3.309% due 01/25/37	580	573
JP Morgan Mortgage Acquisition Corp.
Series 2006-WF1 Class M1
6.240% due 07/25/36	1,200	138

	Principal Amount ($) or Shares	Market Value $
Series 2006-WMC Class A2 (Ê)
3.309% due 08/25/36	340	333
Series 2006-WMC Class A3 (Ê)
3.379% due 03/25/36	1,614	1,564
JPMorgan Auto Receivables Trust (Å)
Series 2008-A Class A2
4.820% due 02/15/11	6,000	5,713
Lehman XS Trust (Ê)(Ø)
Series 2005-1 Class 2A2
4.707% due 07/25/35	794	515
Series 2005-7N Class 1A1A
2.742% due 12/25/35	7,601	4,502
Series 2005-9N Class 1A2
3.610% due 02/25/36	8,102	3,440
Series 2006-2N Class 1A2
3.600% due 02/25/46	2,847	1,091
Series 2006-9 Class A1A
3.330% due 05/25/46	81	78
Series 2006-11 Class 1A1
3.340% due 06/25/46	662	645
Series 2006-11 Class 2A1
3.389% due 06/25/46	4,002	2,719
Series 2006-16N Class A1A
5.410% due 11/25/46	1,249	1,190
Series 2007-7N Class 1A2
2.712% due 06/25/47	11,198	4,205
Long Beach Auto Receivables Trust
Series 2007-A Class A2
5.150% due 11/15/10	134	134
Long Beach Mortgage Loan Trust (Ê)
Series 2002-5 Class M1
4.504% due 11/25/32	3,473	2,724
Series 2003-3 Class M1
4.384% due 07/25/33	4,575	3,329
Series 2004-4 Class 1A1
3.539% due 10/25/34	39	25
Series 2004-6 Class A3
3.909% due 11/25/34	2,330	1,744
Series 2005-3 Class 2A2
3.539% due 09/25/35	3,598	3,236
Series 2005-WL2 Class 3A3
3.529% due 08/25/35	1,026	1,009
Series 2006-9 Class 2A1
3.319% due 10/25/36	1,917	1,831
Mastr Asset Backed Securities Trust (Ê)
Series 2003-WMC Class M2
5.734% due 08/25/33	534	308

Russell Strategic Bond Fund	179

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-WMC Class A5
3.559% due 03/25/35	491	489
3.339% due 05/25/37	1,234	1,150
Series 2006-AB1 Class A2
3.489% due 02/25/36	3,025	2,365
Series 2006-NC2 Class A4
3.409% due 08/25/36	9,000	5,210
Series 2006-WMC Class A4
3.419% due 08/25/36	2,400	845
Series 2006-WMC Class M1
3.489% due 10/25/36	3,306	114
MBNA Master Credit Card Trust
Series 2000-E Class A
7.800% due 10/15/12	1,305	1,306
Merrill Lynch Mortgage Investors, Inc. (Ê)
Series 2006-RM3 Class A2A
3.289% due 06/25/37	114	113
Mid-State Trust
Series 2003-11 Class A1
4.864% due 07/15/38	172	159
Series 2004-1 Class A
6.005% due 08/15/37	203	183
Series 2005-1 Class A
5.745% due 01/15/40	279	212
Series 2006-1 Class A (Þ)
5.787% due 10/15/40	936	880
Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M1
4.309% due 09/25/33	3,481	2,284
Series 2003-NC8 Class M3
6.409% due 09/25/33	316	160
Series 2006-HE1 Class A3
3.439% due 01/25/36	8,716	7,918
Series 2006-HE2 Class M1
3.589% due 03/25/36	10,623	1,265
Series 2006-HE2 Class M2
3.609% due 03/25/36	1,283	88
Series 2006-HE3 Class A2C
3.419% due 04/25/36	1,520	1,218
Series 2006-HE3 Class M2
3.559% due 04/25/36	12,735	678
Series 2006-HE4 Class A2
3.359% due 06/25/36	396	389
Series 2006-HE4 Class A3
3.409% due 06/25/36	945	723
Series 2006-HE5 Class A2C
3.399% due 08/25/36	6,480	4,538

	Principal Amount ($) or Shares	Market Value $
Series 2006-HE6 Class A2B
3.359% due 09/25/36	2,945	2,512
Series 2006-HE6 Class A2C
3.409% due 09/25/36	9,465	4,957
Series 2006-HE7 Class A2A
3.309% due 09/25/36	1,622	1,596
Series 2006-HE8 Class A2C
3.399% due 10/25/36	4,635	2,541
Series 2006-NC5 Class A2A
3.299% due 10/25/36	2,912	2,837
Series 2006-NC5 Class A2C
3.409% due 10/25/36	610	358
Series 2006-WMC Class A2C
3.409% due 06/25/36	11,670	3,340
Series 2006-WMC Class A2FP
3.309% due 07/25/36	226	193
Series 2007-NC3 Class A2A
3.319% due 05/25/37	2,367	2,179
Morgan Stanley IXIS Real Estate Capital Trust (Ê)
Series 2006-2 Class A1
3.309% due 11/25/36	258	250
Series 2006-2 Class A3
3.409% due 11/25/36	9,980	5,398
Morgan Stanley Mortgage Loan Trust (Ê)
Series 2006-12X Class A1
3.379% due 10/25/36	318	306
Series 2006-17X Class A1
3.379% due 10/25/46	1,496	1,340
Nationstar Home Equity Loan Trust (Ê)
Series 2007-A Class AV4
3.489% due 03/25/37	6,789	4,013
New Century Home Equity Loan Trust (Ê)
Series 2004-4 Class M2
3.789% due 02/25/35	2,100	1,703
Series 2006-1 Class M2
3.619% due 05/25/36	4,114	712
Nissan Auto Receivables Owner Trust
Series 2008-A Class A3
3.890% due 08/15/11	540	519
Novastar Home Equity Loan (Ê)
Series 2006-3 Class A2B
3.369% due 10/25/36	284	257
Option One Mortgage Loan Trust (Ê)
Series 2003-2 Class M2
5.809% due 04/25/33	383	114

180	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-3 Class M3
5.259% due 06/25/33	220	28
Series 2003-4 Class M2
4.909% due 07/25/33	226	123
Series 2005-2 Class A5
3.589% due 05/25/35	2,663	2,603
Series 2005-3 Class A4
3.509% due 08/25/35	563	561
Series 2005-4 Class A3
3.519% due 11/25/35	1,403	1,276
Series 2006-1 Class 2A2
3.389% due 01/25/36	1,334	1,290
Series 2007-1 Class 2A1
3.309% due 01/25/37	866	830
Park Place Securities, Inc. (Ê)
Series 2004-MCW Class A1
3.571% due 10/25/34	1,178	883
Series 2004-WHQ Class A3D
3.739% due 02/25/35	6,009	5,849
Series 2004-WHQ Class A3E
3.679% due 02/25/35	1,219	1,148
Series 2004-WWF Class A1D
3.719% due 02/25/35	107	106
Series 2005-WCW Class M1
3.709% due 09/25/35	2,080	1,518
Series 2005-WHQ Class A2C
3.509% due 09/25/35	5,869	5,747
Series 2005-WHQ Class A2D
3.589% due 06/25/35	2,438	2,361
Popular ABS Mortgage Pass-Through Trust
Series 2005-6 Class A3
5.680% due 01/25/36	2,270	2,153
Power Contract Financing LLC (Þ)
6.256% due 02/01/10	859	872
Renaissance Home Equity Loan Trust
Series 2005-1 Class M1
5.357% due 05/25/35	1,052	773
Series 2005-2 Class AF4
4.934% due 08/25/35	815	749
Series 2005-4 Class A3
5.565% due 02/25/36	386	375
Series 2006-1 Class AF3
5.608% due 05/25/36	200	191
Series 2006-1 Class AF6
5.745% due 05/25/36	1,765	1,474
Series 2006-2 Class AF2
5.762% due 08/25/36	587	575

	Principal Amount ($) or Shares	Market Value $
Series 2007-1 Class AF2
5.512% due 04/25/37	5,820	5,302
Series 2007-2 Class AF2
5.675% due 06/25/37	1,815	1,561
Residential Asset Mortgage Products, Inc.
Series 2003-RS1 Class AI6A
5.980% due 12/25/33	1,606	1,256
Series 2006-RS4 Class A1 (Ê)
3.339% due 07/25/36	1,033	1,028
Series 2006-RZ3 Class A1 (Ê)
3.329% due 08/25/36	624	611
Series 2006-RZ4 Class A1A (Ê)
3.339% due 10/25/36	167	157
Residential Asset Securities Corp.
Series 2001-KS3 Class AII (Ê)
3.719% due 09/25/31	186	140
Series 2003-KS2 Class MI1
4.800% due 04/25/33	2,755	2,001
Series 2003-KS2 Class MI3
6.100% due 04/25/33	659	246
Series 2003-KS4 Class AIIB (Ê)
3.839% due 06/25/33	327	236
Series 2003-KS5 Class AI4
3.230% due 12/25/30	11	11
Series 2005-AHL Class A2 (Ê)
3.529% due 07/25/35	2,153	2,065
Series 2005-KS8 Class A3 (Ê)
3.519% due 08/25/35	1,733	1,704
Series 2006-KS3 Class AI2 (Ê)
3.379% due 04/25/36	912	900
Series 2006-KS3 Class AI3 (Ê)
3.429% due 04/25/36	875	746
Series 2006-KS9 Class AI1 (Ê)
3.329% due 11/25/36	286	281
Residential Funding Mortgage Securities II, Inc. (Ê)
Series 2006-HI1 Class A1
3.369% due 02/25/36	14	14
Saxon Asset Securities Trust (Ê)
Series 2005-4 Class A2C
3.509% due 11/25/37	3,587	3,456
Series 2006-3 Class A1
3.319% due 10/25/46	822	799
SBI Heloc Trust (Ê)(Þ)
Series 2006-1A Class 1A2A
3.429% due 08/25/36	395	386

Russell Strategic Bond Fund	181

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Securitized Asset Backed Receivables LLC Trust (Ê)
Series 2005-FR5 Class A1A
3.549% due 08/25/35	4,923	4,628
Series 2005-HE1 Class A1A (Þ)
3.559% due 10/25/35	7,459	7,153
Series 2006-FR4 Class A2A
3.339% due 08/25/36	5,935	5,531
Series 2006-HE1 Class M1
3.559% due 05/25/36	3,183	502
Series 2006-OP1 Class A2B
3.459% due 10/25/35	576	569
Series 2007-BR2 Class A2
3.489% due 02/25/37	5,258	2,988
Series 2007-HE1 Class A2A
3.319% due 12/25/36	1,149	1,060
Series 2007-NC1 Class A2B
3.409% due 12/25/36	9,135	4,095
SG Mortgage Securities Trust (Ê)
Series 2006-FRE Class A2B
3.439% due 02/25/36	2,475	1,653
SLC Student Loan Trust (Ê)
Series 2007-1 Class A1
2.784% due 02/15/15	394	392
SLM Student Loan Trust (Ê)
Series 2006-8 Class A2
3.535% due 10/25/16	2,021	1,994
Series 2007-3 Class A1
3.525% due 10/27/14	713	700
Series 2008-2 Class A1
3.835% due 01/26/15	186	182
Series 2008-7 Class A2
4.035% due 10/25/17	33,000	30,979
Small Business Administration
Series 2000-P10 Class 1
7.449% due 08/10/10	56	57
Small Business Administration Participation Certificates
Series 1997-20D Class 1
7.500% due 04/01/17	1,354	1,408
Series 2005-20G Class 1
4.750% due 07/01/25	3,654	3,490
Soundview Home Equity Loan Trust
Series 2005-4 Class 2A3 (Ê)
3.489% due 03/25/36	5,512	5,386
Series 2005-OPT Class 2A3 (Ê)
3.519% due 12/25/35	5,294	4,835
Series 2006-EQ1 Class A1 (Ê)
3.309% due 10/25/36	64	64

	Principal Amount ($) or Shares	Market Value $
Series 2006-EQ2 Class A1 (Ê)
3.339% due 01/25/37	2,468	2,392
Series 2006-EQ2 Class A3 (Ê)
3.419% due 01/25/37	8,550	4,545
Series 2006-OPT Class 2A4 (Ê)
3.499% due 07/25/36	3,325	1,837
Series 2006-OPT Class A2 (Ê)
3.379% due 05/25/36	240	238
Series 2006-OPT Class M3 (Ê)
3.579% due 07/25/36	2,121	165
Series 2006-WF1 Class A1F
5.998% due 10/25/36	1,494	1,485
Series 2006-WF1 Class A2
5.645% due 10/25/36	3,800	3,652
Series 2007-OPT Class 2A1 (Ê)
3.339% due 06/25/37	2,182	2,074
Series 2007-OPT Class 2A2 (Ê)
3.389% due 07/25/37	4,200	3,038
Specialty Underwriting & Residential Finance (Ê)
Series 2005-BC4 Class A2B
3.489% due 09/25/36	2,594	2,479
Series 2006-AB2 Class A2A
3.299% due 06/25/37	50	49
Series 2006-AB2 Class A2B
3.359% due 06/25/37	997	939
Series 2006-BC1 Class A2B
3.409% due 12/25/36	1,593	1,549
Series 2006-BC5 Class A2D
3.409% due 11/25/37	13,185	5,653
Series 2006-BC5 Class M1
3.499% due 11/25/37	4,800	562
Structured Asset Investment Loan Trust (Ê)
Series 2003-BC1 Class 3A
3.939% due 11/25/33	12	10
Series 2003-BC1 Class A2
3.939% due 01/25/33	5,111	4,062
Series 2005-3 Class M2
3.699% due 04/25/35	885	447
Series 2005-7 Class A4
3.449% due 08/25/35	3,365	3,318
Series 2005-8 Class A3
3.519% due 10/25/35	1,088	1,065
Series 2005-HE3 Class A2
3.509% due 09/25/35	944	918
Series 2006-BNC Class A2
3.299% due 09/25/36	1,134	1,111

182	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-BNC Class A3
3.409% due 09/25/36	12,000	8,616
Structured Asset Securities Corp.
Series 2001-SB1 Class A2
3.375% due 08/25/31	763	621
Series 2005-2XS Class 1A2A
4.510% due 02/25/35	1,023	950
Series 2005-4XS Class 1A2B
4.670% due 03/25/35	400	339
Series 2005-GEL Class A (Ê)
3.609% due 12/25/34	385	338
Series 2006-BC3 Class A2 (Ê)
3.309% due 10/25/36	4,722	4,476
Series 2006-BC6 Class A4 (Ê)
3.429% due 01/25/37	2,775	1,684
Series 2006-OW1 Class A3 (Ê)(Å)
3.419% due 12/25/35	4,122	4,005
Triad Auto Receivables Owner Trust
Series 2006-A Class A3
4.770% due 01/12/11	1,841	1,823
Series 2006-B Class A3
5.410% due 08/12/11	1,926	1,884
Series 2006-C Class A3
5.260% due 11/14/11	4,103	4,022
Series 2007-A Class A2
5.350% due 03/14/11	1,984	1,978
TXU Electric Delivery Transition Bond Co. LLC
Series 2004-1 Class A2
4.810% due 11/17/14	400	396
UAL Pass Through Trust
Series 2007-1
6.636% due 07/02/22	2,759	1,737
USAA Auto Owner Trust
Series 2006-2 Class A4
5.370% due 02/15/12	500	492
Series 2008-1 Class A3
4.160% due 04/16/12	395	385
Series 2008-3 Class A2
3.580% due 03/15/11	4,255	4,187
VTB 24 Capital PLC (Ê)
3.635% due 12/07/09	700	559
Wachovia Auto Loan Owner Trust 2006-1
Series 2006-2A Class A3 (Å)
5.230% due 08/22/11	2,821	2,800
Series 2007-1 Class A3A
5.290% due 04/20/12	4,700	4,521

	Principal Amount ($) or Shares	Market Value $
Washington Mutual Alternative Mortgage Pass-Through Certificates (Ê)
Series 2006-AR6 Class 1A
3.449% due 07/25/46	900	499
Washington Mutual Asset-Backed Certificates (Ê)
Series 2006-HE5 Class 2A1
3.319% due 10/25/36	2,142	2,004
Wells Fargo Home Equity Trust (Ê)
Series 2006-3 Class A1
3.309% due 01/25/37	272	265

		841,145

Certificates of Deposit - 0.2%
Bank of Ireland (The) (Ê)
Series YCD
4.793% due 01/15/10	2,200	2,187
Bank of Ireland Governor & Co. (ž)
2.753% due 01/15/10	9,000	8,999

		11,186

Corporate Bonds and Notes - 18.6%
Abbott Laboratories
5.600% due 11/30/17	1,110	1,022
Ace Capital Trust II
9.700% due 04/01/30	1,425	1,126
Aetna, Inc.
6.500% due 09/15/18	5,190	4,449
6.750% due 12/15/37	2,400	1,705
Allied Waste North America, Inc.
Series B
7.125% due 05/15/16	660	581
Allison Transmission (Þ)
11.000% due 11/01/15	1,690	1,056
Allstate Life Global Funding Trusts
5.375% due 04/30/13	2,200	1,988
Alltel Corp.
6.800% due 05/01/29	2,320	1,868
AMB Property, LP
6.300% due 06/01/13	1,015	985
American Electric Power Co., Inc.
Series C
5.375% due 03/15/10	140	136
American Express Bank FSB
Series BKNT
5.500% due 04/16/13	2,475	2,031
6.000% due 09/13/17	600	449

Russell Strategic Bond Fund	183

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

American Express Centurion Bank
Series BKN1
6.000% due 09/13/17	600	449
American Express Co.
7.000% due 03/19/18	400	308
American Express Credit Corp.
4.200% due 11/09/09 (Ê)	1,100	999
5.875% due 05/02/13	2,000	1,672
Series C
7.300% due 08/20/13	3,980	3,513
American General Finance Corp.
4.875% due 05/15/10	1,725	824
6.900% due 12/15/17	800	290
American Honda Finance Corp. (Ê)(Þ)
2.853% due 02/09/10	1,600	1,593
American International Group, Inc.
4.700% due 10/01/10	845	551
5.375% due 10/18/11	2,670	1,274
5.050% due 10/01/15	2,540	949
5.850% due 01/16/18	11,970	4,344
8.250% due 08/15/18 (Þ)	9,100	3,748
6.250% due 03/15/37	3,700	499
8.175% due 05/15/58 (Þ)	3,105	496
Americo Life, Inc. (Å)
7.875% due 05/01/13	350	342
Ameriprise Financial, Inc.
7.518% due 06/01/66	12,370	6,175
AmerisourceBergen Corp.
5.875% due 09/15/15	15	12
Series WI
5.625% due 09/15/12	4,585	4,147
Amgen, Inc.
5.850% due 06/01/17	2,130	1,891
6.150% due 06/01/18	5,600	5,033
Anadarko Petroleum Corp.
5.950% due 09/15/16	695	580
ANZ Capital Trust (ƒ)(Þ)
4.484% due 12/31/49	3,125	2,538
Appalachian Power Co.
Series O
5.650% due 08/15/12	980	931
ARAMARK Corp.
Series WI
6.301% due 02/01/15 (Ê)	1,665	1,190
8.500% due 02/01/15	2,285	1,954
Arantes International, Ltd.
10.250% due 06/19/13	750	551
ArcelorMittal USA
6.500% due 04/15/14	3,390	2,990

	Principal Amount ($) or Shares	Market Value $
Arizona Public Service Co.
5.800% due 06/30/14	1,675	1,390
6.250% due 08/01/16	1,350	1,089
AT&T Corp.
7.300% due 11/15/11	1,640	1,652
8.000% due 11/15/31	3,040	2,805
AT&T, Inc.
2.894% due 02/05/10 (Ê)	200	190
4.950% due 01/15/13	100	93
5.500% due 02/01/18	100	85
6.300% due 01/15/38	4,400	3,475
6.400% due 05/15/38	2,625	2,101
Atmos Energy Corp.
6.350% due 06/15/17	1,010	804
Avista Capital Trust III
6.500% due 04/01/34	1,786	1,658
Axcan Intermediate Holdings, Inc. (Å)
9.250% due 03/01/15	1,000	850
Bank of America Corp.
2.918% due 11/06/09 (Ê)	200	195
5.625% due 10/14/16	610	524
5.420% due 03/15/17	480	365
6.000% due 09/01/17	5,165	4,521
5.750% due 12/01/17	8,545	7,360
5.650% due 05/01/18	6,680	5,742
8.000% due 12/29/49 (ƒ)	24,605	18,422
8.125% due 12/29/49 (ƒ)	32,500	25,185
Bank of America NA
Series BKNT
3.099% due 06/15/16 (Ê)	3,100	2,964
6.000% due 10/15/36	500	384
BankAmerica Capital III (Ê)
Series *
5.323% due 01/15/27	2,300	1,689
Baxter International, Inc.
5.375% due 06/01/18	2,000	1,772
Bear Stearns Cos. LLC (The)
2.927% due 05/18/10 (Ê)	8,400	8,246
6.400% due 10/02/17	1,800	1,600
7.250% due 02/01/18	8,235	7,752
Series * (Ê)
2.991% due 02/01/12	10,000	9,682
Bellsouth Telecommunications, Inc.
7.000% due 12/01/95	2,865	2,087
Best Buy Co., Inc. (Þ)
6.750% due 07/15/13	4,000	3,766
BNP Paribas Capital Trust (ƒ)(Å)
9.003% due 12/29/49	3,450	2,909

184	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Boardwalk Pipelines, LP
5.875% due 11/15/16	3,250	2,571
Boston Scientific Corp.
6.400% due 06/15/16	6,130	5,057
Burlington Northern Santa Fe Corp.
6.875% due 12/01/27	160	138
6.750% due 03/15/29	110	93
Caesars Entertainment, Inc. (Ñ)
8.125% due 05/15/11	4,400	1,562
Calpine Construction Finance Co., LP and CCFC Finance Corp. (Ê)(Þ)
11.603% due 08/26/11	3,775	3,935
Capmark Financial Group, Inc.
5.875% due 05/10/12	3,870	967
6.300% due 05/10/17	6,770	1,502
Cargill, Inc. (Þ)
5.200% due 01/22/13	4,025	3,659
Carolina Power & Light Co.
6.500% due 07/15/12	105	99
Catlin Insurance Co., Ltd. (ƒ)(Å)
7.249% due 12/31/49	775	192
CCH I Holdings LLC / CCH I Holdings Capital Corp. (Ñ)
13.500% due 01/15/14	5,240	1,624
Centennial Cellular Operating Co.
10.125% due 06/15/13	1,500	1,328
CenterPoint Energy Houston Electric LLC
Series J2
5.700% due 03/15/13	605	535
CenterPoint Energy Resources Corp.
6.125% due 11/01/17	860	660
6.250% due 02/01/37	225	141
Series B
7.875% due 04/01/13	3,970	3,739
Charter Communications, Inc. (Þ)
10.875% due 09/15/14	755	613
CHS/Community Health Systems, Inc.
8.875% due 07/15/15	6,260	5,243
Chubb Corp.
6.375% due 03/29/67	2,450	1,565
Series 1
6.500% due 05/15/38	1,175	896
Citigroup Capital XXI
8.300% due 12/21/77	7,570	5,197
Citigroup, Inc.
3.799% due 12/28/09 (Ê)	2,300	2,174
4.125% due 02/22/10	720	692
5.500% due 08/27/12	2,500	2,313

	Principal Amount ($) or Shares	Market Value $
5.300% due 10/17/12	1,000	914
5.500% due 04/11/13	9,755	8,923
5.850% due 07/02/13	6,700	6,163
6.500% due 08/19/13	13,729	13,015
4.700% due 05/29/15	350	279
5.850% due 08/02/16	150	130
6.000% due 08/15/17	4,500	3,868
6.125% due 11/21/17	6,395	5,498
6.125% due 05/15/18	200	171
6.125% due 08/25/36	900	607
6.875% due 03/05/38	4,150	3,440
8.400% due 04/29/49 (ƒ)	25,201	17,517
Clorox Co.
4.200% due 01/15/10	880	845
CNA Financial Corp.
6.500% due 08/15/16	1,125	841
Columbus Southern Power Co.
Series C 5.500% due 03/01/13
5.500% due 03/01/13	435	399
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/22	1,825	1,754
Comcast Cable Holdings LLC
9.800% due 02/01/12	1,660	1,679
7.875% due 08/01/13	2,915	2,836
Comcast Corp.
5.500% due 03/15/11	1,825	1,743
6.300% due 11/15/17	8,810	7,613
5.875% due 02/15/18	300	251
6.500% due 11/15/35	1,105	848
6.450% due 03/15/37	300	230
Comcast Holdings Corp.
10.625% due 07/15/12	2,500	2,596
Comerica Bank (Ê)
Series BKNT
1.868% due 05/10/10	500	411
Commonwealth Edison Co.
6.150% due 09/15/17	1,435	1,221
5.800% due 03/15/18	4,510	3,700
6.950% due 07/15/18	400	333
5.900% due 03/15/36	1,100	767
Series 100
5.875% due 02/01/33	1,275	898
Series 105
5.400% due 12/15/11	850	795
Computer Sciences Corp. (Þ)
6.500% due 03/15/18	2,575	1,998
Consolidated Natural Gas Co.
Series C
6.250% due 11/01/11	235	224

Russell Strategic Bond Fund	185

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Constellation Brands, Inc. (Ñ)
Series B
8.125% due 01/15/12	3,135	2,822
Continental Airlines, Inc.
Series 01-1
6.503% due 06/15/11	4,280	3,424
Series A
5.983% due 04/19/22	2,200	1,529
Countrywide Financial Corp.
5.125% due 02/17/11	200	286
Series MTN
5.800% due 06/07/12	500	465
Countrywide Home Loans, Inc.
Series MTNL
4.000% due 03/22/11	3,695	3,408
COX Communications, Inc.
4.625% due 01/15/10	4,895	4,692
5.875% due 12/01/16 (Þ)	700	574
6.250% due 06/01/18 (Å)	2,800	2,285
Credit Suisse
5.000% due 05/15/13	4,700	4,239
Credit Suisse USA, Inc.
4.875% due 08/15/10	465	451
5.250% due 03/02/11	210	200
5.500% due 08/15/13	380	340
4.875% due 01/15/15	1,200	964
CSC Holdings, Inc.
Series WI
6.750% due 04/15/12	660	571
Darden Restaurants, Inc.
6.800% due 10/15/37	1,245	741
DCP Midstream LLC
6.875% due 02/01/11	110	106
Delta Air Lines, Inc.
Series 00-1
7.379% due 05/18/10	1,428	1,328
7.570% due 11/18/10	6,500	5,395
Series 01-1
7.111% due 09/18/11	750	600
Detroit Edison Co. (The)
5.400% due 08/01/14	240	214
6.350% due 10/15/32	480	377
Developers Diversified Realty Corp.
5.000% due 05/03/10	420	383
4.625% due 08/01/10	1,231	1,083
5.250% due 04/15/11	120	102
5.375% due 10/15/12	3,390	2,534

	Principal Amount ($) or Shares	Market Value $
Dex Media Finance Co.
Series B
8.500% due 08/15/10	625	478
9.875% due 08/15/13	1,500	563
DirecTV Holdings LLC Financing Co.
8.375% due 03/15/13	1,250	1,172
Discover Financial Services (Ê)
Series WI
3.349% due 06/11/10	6,020	4,276
Dominion Resources, Inc.
Series 06-B (Ñ)
6.300% due 09/30/66	3,370	1,752
Series B
6.250% due 06/30/12	1,394	1,315
DPL, Inc.
6.875% due 09/01/11	2,116	2,017
Dr Pepper Snapple Group, Inc. (Þ)
6.820% due 05/01/18	5,100	4,465
7.450% due 05/01/38	1,175	951
E*TRADE Financial Corp.
12.500% due 11/30/17	6,935	6,242
Echostar DBS Corp.
7.125% due 02/01/16	2,000	1,605
EI Du Pont de Nemours & Co.
6.000% due 07/15/18	440	403
El Paso Corp.
8.050% due 10/15/30	300	208
Series * (Ñ)
9.625% due 05/15/12	300	272
El Paso Natural Gas Co.
7.500% due 11/15/26	1,425	1,086
Energy Future Holdings Corp. (Þ)
10.875% due 11/01/17	2,275	1,752
Energy Partners, Ltd.
Series WI
9.750% due 04/15/14	1,125	605
Energy Transfer Partners, LP
5.950% due 02/01/15	5,450	4,546
6.700% due 07/01/18	775	631
Entergy Gulf States Louisiana LLC (Þ)
6.000% due 05/01/18	2,645	2,063
Enterprise Products Operating LLC
6.500% due 01/31/19	1,450	1,175
Enterprise Products Operating, LP
4.950% due 06/01/10	1,100	1,047
8.375% due 08/01/66	1,550	1,151
7.034% due 01/15/68	550	355
Series B (Ñ)
5.750% due 03/01/35	675	418

186	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Evraz Group SA
9.500% due 04/24/18	1,700	706
Farmers Exchange Capital (Þ)
7.050% due 07/15/28	4,095	2,753
Farmers Insurance Exchange (Þ)
6.000% due 08/01/14	825	719
8.625% due 05/01/24	1,830	1,415
Federal Express Corp.
7.600% due 07/01/97	765	560
Fifth Third Bank
Series BKNT
4.200% due 02/23/10	2,755	2,570
First Data Corp.
Series WI
9.875% due 09/24/15	3,280	2,099
First Union Institutional Capital II
7.850% due 01/01/27	2,320	1,699
FirstEnergy Corp.
Series B
6.450% due 11/15/11	4,195	3,952
Series C
7.375% due 11/15/31	1,905	1,478
Fiserv, Inc.
6.125% due 11/20/12	3,150	2,774
Ford Motor Co. (Ñ)
7.450% due 07/16/31	7,305	2,301
Ford Motor Credit Co. LLC
5.700% due 01/15/10	200	148
7.875% due 06/15/10	200	134
8.625% due 11/01/10	100	66
7.375% due 02/01/11	100	62
9.875% due 08/10/11	20,410	12,862
7.250% due 10/25/11	795	481
7.569% due 01/13/12 (Ê)	3,755	2,272
7.800% due 06/01/12	1,825	1,066
8.000% due 12/15/16	1,955	1,071
Series WI
9.750% due 09/15/10	3,365	2,288
Freescale Semiconductor, Inc.
Series WI
8.875% due 12/15/14	5,355	2,383
Frontier Communications Corp.
9.250% due 05/15/11 (Ñ)	1,500	1,275
9.000% due 08/15/31	1,820	983
General Electric Capital Corp.
4.573% due 01/20/10 (Ê)	5,500	5,378
4.489% due 01/08/16 (Ê)(Ñ)	1,200	948
5.625% due 05/01/18	3,460	2,848
5.875% due 01/14/38	5,050	3,602

	Principal Amount ($) or Shares	Market Value $
6.375% due 11/15/67	27,500	17,782
Series GMTN (Ê)
2.849% due 03/12/10	1,400	1,360
Series GMTN
5.500% due 04/28/11	400	393
Series MTNA (Ê)
3.079% due 09/15/14	7,000	5,232
General Electric Co.
5.250% due 12/06/17	2,725	2,281
General Mills, Inc.
4.189% due 01/22/10 (Ê)	1,100	1,088
5.650% due 09/10/12 (Ñ)	1,150	1,062
General Motors Corp.(Ñ)
8.375% due 07/15/33	7,225	2,348
Georgia-Pacific LLC
8.125% due 05/15/11	1,000	845
9.500% due 12/01/11	1,705	1,458
GlaxoSmithKline Capital, Inc.
4.850% due 05/15/13	7,400	7,019
GMAC LLC
5.750% due 05/21/10	500	427
6.875% due 09/15/11	14,456	8,466
8.000% due 11/01/31	7,355	3,335
Goldman Sachs Group, Inc. (The)
2.887% due 11/16/09 (Ê)	800	749
4.500% due 06/15/10	1,650	1,557
5.125% due 01/15/15	9,353	7,762
6.250% due 09/01/17	7,900	6,602
6.150% due 04/01/18	1,300	1,077
6.750% due 10/01/37	9,720	6,331
Goodyear Tire & Rubber Co. (The)
6.678% due 12/01/09 (Ê)	2,000	1,833
8.625% due 12/01/11	1,450	1,225
9.000% due 07/01/15 (Ñ)	750	596
GrafTech Finance, Inc.
10.250% due 02/15/12	211	201
GulfSouth Pipeline Co., LP (Þ)
6.300% due 08/15/17	275	226
Hanger Orthopedic Group, Inc.
10.250% due 06/01/14	600	546
Harrah’s Operating Co., Inc.
6.500% due 06/01/16	5,185	817
HBOS PLC (Þ)
6.750% due 05/21/18	9,920	7,436
HCA, Inc.
6.375% due 01/15/15	2,135	1,270
Series WI
9.125% due 11/15/14 (Ñ)	2,375	2,043
9.250% due 11/15/16	3,480	2,958

Russell Strategic Bond Fund	187

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

9.625% due 11/15/16	1,250	1,006
HCP, Inc.
5.950% due 09/15/11	2,325	2,087
Health Net, Inc.
6.375% due 06/01/17	2,585	1,629
Healthsouth Corp.
9.133% due 06/15/14 (Ê)	2,805	2,384
10.750% due 06/15/16 (Ñ)	3,475	3,145
Helix Energy Solutions Group, Inc. (Å)
9.500% due 01/15/16	500	320
Hertz Corp. (The)
8.875% due 01/01/14	875	639
Historic TW, Inc.
8.050% due 01/15/16	2,900	2,651
HJ Heinz Co. (Þ)
6.428% due 12/01/20	300	301
Hospira, Inc. (Ê)
4.242% due 03/30/10	1,840	1,792
Hospitality Properties Trust
Series WI
5.625% due 03/15/17	5,775	3,977
HRPT Properties Trust
5.750% due 02/15/14	2,710	2,084
HSBC Finance Corp.(Ê)
3.053% due 05/10/10	1,300	1,173
HSN, Inc. (Þ)
11.250% due 08/01/16	3,050	2,532
HUB International Holdings, Inc. (Þ)
10.250% due 06/15/15	6,180	3,893
Huntsman LLC
11.500% due 07/15/12	1,000	995
Idearc, Inc.
8.000% due 11/15/16	750	104
ING Capital Funding Trust III (ƒ)
8.439% due 12/29/49	4,425	3,444
Inmarsat Finance
PLC Step Up, 10.375%, 11/15/08
Zero coupon due 11/15/12	2,000	1,590
International Business Machines Corp.
5.700% due 09/14/17	2,680	2,434
International Lease Finance Corp.
4.950% due 02/01/11	1,775	1,230
International Paper Co.
5.850% due 10/30/12	7,860	6,752
Iron Mountain, Inc.
8.000% due 06/15/20	1,400	1,099

	Principal Amount ($) or Shares	Market Value $
iStar Financial, Inc.
Series B
5.125% due 04/01/11	1,450	609
Jackson National Life Fund LLC
3.073% due 08/06/11	30,400	29,666
JC Penney Corp., Inc.
6.375% due 10/15/36	1,765	1,057
Jersey Central Power & Light Co.
5.625% due 05/01/16	1,515	1,297
John Deere Capital Corp.
5.750% due 09/10/18	5,195	4,330
JPMorgan Chase Capital XIII (Ê)
Series M
4.712% due 09/30/34	6,050	4,575
JPMorgan Chase Capital XX
Series T
6.550% due 09/29/36	300	210
JPMorgan Chase Capital XXII
Series V
6.450% due 02/02/37	1,100	768
JPMorgan Chase & Co.
2.842% due 05/07/10 (Ê)	3,800	3,650
5.600% due 06/01/11	235	231
5.375% due 01/15/14 (Ñ)	2,565	2,499
6.000% due 01/15/18	17,100	15,340
6.400% due 05/15/38	11,593	9,953
Series 1 (ƒ)
7.900% due 04/29/49	23,540	19,078
JPMorgan Chase Bank NA
Series BKNT
5.875% due 06/13/16	240	217
6.000% due 10/01/17	3,300	2,889
K Hovnanian Enterprises, Inc. (Ñ)
6.000% due 01/15/10	1,550	1,225
KAR Holdings, Inc. (Ñ)
Series WI
10.000% due 05/01/15	5,290	2,989
KBC Bank Funding Trust II (ƒ)
6.880% due 06/30/49	600	758
KBC Bank Funding Trust III (ƒ)(Þ)
9.860% due 11/29/49	2,450	2,095
Kerr-McGee Corp.
6.950% due 07/01/24	2,905	2,304
KeyBank NA (Ê)
Series BKNT
5.061% due 06/02/10	4,100	2,784
Keycorp (Ê)
5.164% due 11/22/10	10,260	9,154

188	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Kraft Foods, Inc.
4.125% due 11/12/09	285	282
3.303% due 08/11/10 (Ê)	10,000	9,159
6.125% due 02/01/18	1,965	1,684
6.125% due 08/23/18	5,700	4,849
6.875% due 01/26/39	590	472
L-3 Communications Corp.
Series B
6.375% due 10/15/15	1,750	1,453
LaBranche & Co., Inc.
11.000% due 05/15/12	2,090	1,860
Land O’ Lakes, Inc.
8.750% due 11/15/11	750	743
Lear Corp.
Series B
8.750% due 12/01/16	955	353
Lehman Brothers Holdings, Inc. (Ø)
2.951% due 05/25/10	1,300	153
3.005% due 07/18/11	900	106
6.625% due 01/18/12	770	100
6.200% due 09/26/14	1,000	130
6.875% due 05/02/18	1,365	177
7.000% due 09/27/27	1,260	164
7.500% due 05/11/38	2,200	3
Series MTN
2.907% due 11/16/09	5,900	693
Series MTNG
3.053% due 11/10/09	300	35
Liberty Mutual Group, Inc. (Þ)
7.000% due 03/15/37	6,975	3,759
7.800% due 03/15/37	11,245	5,546
10.750% due 06/15/58	5,735	3,011
Limited Brands, Inc.
7.600% due 07/15/37	865	482
M&I Marshall & Ilsley Bank (Ê)
2.949% due 06/16/10	11,205	10,185
MacDermid, Inc. (Þ)
9.500% due 04/15/17	5,065	2,684
Macys Retail Holdings, Inc.
7.875% due 07/15/15	1,755	1,321
6.375% due 03/15/37	2,500	1,274
Mandalay Resort Group	850	561
9.375% due 02/15/10
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	745	580
Marsh & McLennan Cos., Inc.
5.150% due 09/15/10	590	580
Martin Marietta Materials, Inc. (Ê)
3.615% due 04/30/10	3,600	3,476

	Principal Amount ($) or Shares	Market Value $
Max USA Holdings, Ltd. (Þ)
7.200% due 04/14/17	2,485	2,097
McDonald’s Corp.
5.800% due 10/15/17	2,150	1,967
Medco Health Solutions, Inc.
6.125% due 03/15/13	1,685	1,727
7.250% due 08/15/13	4,807	4,598
Merrill Lynch & Co., Inc.
2.893% due 12/04/09 (Ê)	1,000	924
3.735% due 07/25/11 (Ê)	1,600	1,353
6.050% due 08/15/12	1,800	1,638
5.450% due 02/05/13	2,975	2,682
6.150% due 04/25/13	3,505	3,234
6.400% due 08/28/17	2,625	2,218
6.875% due 04/25/18	5,645	5,014
6.110% due 01/29/37	2,815	1,863
7.750% due 05/14/38	5,400	4,440
MetLife Capital Trust X (Þ)
9.250% due 04/08/38	1,500	934
MetLife, Inc.
6.125% due 12/01/11	2,870	2,780
5.000% due 06/15/15	675	562
6.400% due 12/15/36 (Ñ)	500	249
MetroPCS Wireless, Inc.
9.250% due 11/01/14	1,000	833
Metropolitan Life Global Funding I
2.847% due 05/17/10 (Ê)(Þ)	5,100	4,518
5.125% due 04/10/13 (Å)	1,730	1,546
Midamerican Energy Holdings Co.
5.750% due 04/01/18	1,600	1,339
Series WI
6.125% due 04/01/36	3,225	2,374
Midamerican Funding LLC
6.750% due 03/01/11	2,200	2,365
Mirant Mid Atlantic Pass Through Trust A
Series A	3,708	3,374
8.625% due 06/30/12
Mohegan Tribal Gaming Authority (Ñ)
8.000% due 04/01/12	1,125	827
Monsanto Co. (Ñ)
5.125% due 04/15/18	5,000	4,398
Morgan Stanley
4.904% due 05/14/10 (Ê)	4,400	4,049
6.750% due 04/15/11	3,105	2,897
4.570% due 01/09/12 (Ê)	5,420	4,228
5.293% due 03/01/13 (Ê)	2,100	1,794
4.953% due 10/18/16 (Ê)	5,505	2,728
6.250% due 08/28/17	1,300	1,060

Russell Strategic Bond Fund	189

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.950% due 12/28/17	2,350	1,882
6.625% due 04/01/18	12,515	10,412
Series GMTN
5.750% due 08/31/12	1,950	1,656
Series MTN (Ê)
4.843% due 01/15/10	2,600	2,378
National City Bank of Kentucky
Series BKNT
6.300% due 02/15/11	705	634
National City Bank (Ê)
Series BKNT
3.299% due 06/18/10	2,830	2,562
National City Corp.
2.988% due 06/16/10 (Ê)	460	417
4.000% due 02/01/11	2,760	2,239
Nationwide Financial Services
6.250% due 11/15/11	660	696
Nationwide Life Global Funding I (Ê)(Þ)
3.009% due 05/19/10	22,700	22,676
Nationwide Mutual Insurance Co. (Þ)
7.875% due 04/01/33	1,942	1,031
Nelnet, Inc.
7.400% due 09/29/36	825	416
Nevada Power Co.
Series L
5.875% due 01/15/15	725	627
Series O
6.500% due 05/15/18	450	379
New Cingular Wireless Services, Inc.
7.875% due 03/01/11	275	274
News America Holdings, Inc.
9.250% due 02/01/13	25	25
7.900% due 12/01/95	715	538
8.250% due 10/17/96	240	188
News America, Inc.
6.650% due 11/15/37	2,350	1,861
Nextel Communications, Inc.
Series E
6.875% due 10/31/13	450	257
Nisource Finance Corp.
7.875% due 11/15/10	1,855	1,675
6.400% due 03/15/18	2,180	1,580
Nordstrom, Inc.	2,750	2,060
6.250% due 01/15/18
Norfolk Southern Corp.	7,430	6,762
7.900% due 05/15/97
North Front Pass-Through Trust (Þ)
5.810% due 12/15/24	7,970	3,567

	Principal Amount ($) or Shares	Market Value $
Nuveen Investments, Inc.
5.000% due 09/15/10	1,215	413
10.500% due 11/15/15 (Å)	1,171	316
Ohio Power Co.
Series F
5.500% due 02/15/13	285	260
Oncor Electric Delivery Co. (Þ)
6.800% due 09/01/18	5,510	4,655
ONEOK Partners, LP
6.650% due 10/01/36	2,350	1,559
6.850% due 10/15/37	1,625	1,104
Oracle Corp.
5.750% due 04/15/18	3,735	3,268
Pacific Gas & Electric Co.
4.200% due 03/01/11	90	86
5.800% due 03/01/37	2,425	1,807
Pacificorp	3,350	2,932
5.650% due 07/15/18
Panama Canal Railway Co. (Å)
7.000% due 11/01/26	1,500	870
PartnerRe Finance II
6.440% due 12/01/66	225	118
Peabody Energy Corp.
7.875% due 11/01/26	500	391
PepsiCo, Inc.
7.900% due 11/01/18	3,100	3,271
Philip Morris International, Inc.
4.875% due 05/16/13	4,980	4,622
5.650% due 05/16/18	18,895	16,164
6.375% due 05/16/38	3,500	2,774
Phoenix Life Insurance Co. (Þ)
7.150% due 12/15/34	1,975	1,513
PNC Bank NA
Series BKNT
6.875% due 04/01/18	2,400	2,213
Popular NA Capital Trust I
6.564% due 09/15/34	892	483
Principal Life Income Funding Trusts
5.300% due 04/24/13	400	367
Progress Energy, Inc.
7.750% due 03/01/31	275	231
Protective Life Secured Trusts (Ê)
4.300% due 11/09/10	4,600	4,493
Public Service Co. of New Mexico
7.950% due 05/15/18	3,320	2,709
Qwest Corp.
7.875% due 09/01/11	5,150	4,468
7.625% due 06/15/15	1,000	765

190	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Rabobank Capital Funding II (ƒ)(Þ)
5.260% due 12/31/49	1,065	639
RBS Capital Trust I (ƒ)
4.709% due 12/29/49	945	416
RBS Capital Trust III (ƒ)
5.512% due 09/29/49	4,545	2,088
Realogy Corp. (Ñ)
Series WI
12.375% due 04/15/15	3,195	631
Reckson Operating Partnership, LP
5.150% due 01/15/11	592	547
Reinsurance Group of America, Inc.
6.750% due 12/15/65	425	245
Residential Capital LLC (Þ)
8.500% due 05/15/10	2,229	1,081
Rohm & Haas Co. (Ñ)
6.000% due 09/15/17	1,500	1,301
Roper Industries, Inc.
6.625% due 08/15/13	2,415	2,490
Sabine Pass LNG, LP (Ñ)
7.250% due 11/30/13	3,525	2,503
Salem Communications Holding Corp.
7.750% due 12/15/10	800	560
Simon Property Group, LP
5.600% due 09/01/11	1,300	1,155
5.300% due 05/30/13	9,470	7,816
6.100% due 05/01/16	1,955	1,456
6.125% due 05/30/18	4,350	3,097
SLM Corp.
5.400% due 10/25/11 (Ñ)	1,450	1,027
5.125% due 08/27/12	1,150	768
8.450% due 06/15/18	5,775	3,923
Series MTNA
4.500% due 07/26/10	2,160	1,691
Smurfit-Stone Container Enterprises, Inc.
8.375% due 07/01/12	2,940	1,499
South Carolina Electric & Gas Co.
6.500% due 11/01/18	3,040	2,886
Southern California Edison Co.
7.625% due 01/15/10	710	716
Southern Copper Corp.
7.500% due 07/27/35	1,125	738
Southwestern Energy Co. (Å)
7.500% due 02/01/18	750	615
Sprint Capital Corp.
7.625% due 01/30/11	6,045	5,017
6.875% due 11/15/28	1,255	734
8.750% due 03/15/32	3,210	2,103

	Principal Amount ($) or Shares	Market Value $
Steel Dynamics, Inc.(Å)
7.750% due 04/15/16	500	331
Stingray Pass-Through Trust (Þ)
5.902% due 01/12/15	4,000	520
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2006-AR5 Class 1A2	640	258
3.519% due 05/25/36
Sun Life Financial Global Funding, LP (Ê)(Þ)
4.458% due 07/06/10	13,500	13,342
Sungard Data Systems, Inc.
10.250% due 08/15/15	2,646	1,852
Swiss Re Capital I, LP (ƒ)(Þ)
6.854% due 05/29/49	2,650	1,452
Symetra Financial Corp.
6.125% due 04/01/16 (Å)	1,200	873
8.300% due 10/15/67 (Þ)	3,430	2,058
Target Corp.
7.000% due 01/15/38	1,375	1,052
Telesat Canada/Telesat LLC (Þ)
12.500% due 11/01/17	2,700	1,701
Tennessee Gas Pipeline Co. (Ñ)
7.000% due 10/15/28	850	611
TEPPCO Partners, LP
6.650% due 04/15/18	3,625	2,945
Tesoro Corp.
Series WI
6.500% due 06/01/17	1,075	720
Texas Competitive Electric Holdings Co. LLC (Þ)
10.250% due 11/01/15	4,645	3,542
10.500% due 11/01/16	5,000	3,125
Ticketmaster (Þ)
10.750% due 08/01/16	1,990	1,672
Time Warner Cable, Inc.
6.750% due 07/01/18	5,950	5,103
7.300% due 07/01/38	2,765	2,313
Series WI
5.400% due 07/02/12	2,575	2,308
6.550% due 05/01/37	1,525	1,161
Time Warner Entertainment Co., LP
Series *
8.375% due 03/15/23	1,251	1,116
Time Warner, Inc.
3.034% due 11/13/09 (Ê)	4,855	4,564
5.500% due 11/15/11	2,515	2,224
Travelers Cos., Inc. (The)
6.250% due 06/15/37	1,475	1,119

Russell Strategic Bond Fund	191

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Twin Reefs Pass-Through Trust (Ê)(ƒ)(Þ)
5.294% due 12/10/49	2,800	280
UBS Preferred Funding Trust V (ƒ)(Ñ)
Series 1
6.243% due 05/12/49	3,600	2,156
Union Electric Co.
6.400% due 06/15/17	4,465	3,736
Union Pacific Corp.
6.125% due 01/15/12	2,110	2,017
United Rentals North America, Inc.
6.500% due 02/15/12	1,000	700
United States Steel Corp.
5.650% due 06/01/13	2,000	1,582
6.050% due 06/01/17	3,745	2,505
6.650% due 06/01/37	625	371
United Technologies Corp.
5.375% due 12/15/17	155	136
UnitedHealth Group, Inc.
5.250% due 03/15/11	20	19
4.875% due 02/15/13	400	373
6.000% due 06/15/17	930	754
Series WI
6.500% due 06/15/37	675	456
Universal City Development Partners
11.750% due 04/01/10	2,450	1,960
US Oncology, Inc.
9.000% due 08/15/12	800	664
USB Capital IX (ƒ)
6.189% due 04/15/49	300	156
USB Realty Corp. (ƒ)(Þ)
6.091% due 12/22/49	5,500	2,585
Valero Energy Corp.
7.500% due 04/15/32	700	535
6.625% due 06/15/37	2,850	2,025
Valero Logistics Operations, LP	3,527	2,872
6.050% due 03/15/13
Verizon Communications, Inc.
5.250% due 04/15/13	300	276
6.100% due 04/15/18	4,455	3,892
8.750% due 11/01/18	9,915	10,124
6.400% due 02/15/38	3,025	2,367
6.900% due 04/15/38	815	682
8.950% due 03/01/39	3,365	3,415
Viacom, Inc.
5.750% due 04/30/11	2,565	2,295
Wachovia Bank NA
Series BKNT
2.871% due 05/25/10 (Ê)	3,800	3,581

	Principal Amount ($) or Shares	Market Value $
6.600% due 01/15/38	3,470	2,744
Wachovia Capital Trust III (ƒ)
5.800% due 03/15/42	15,410	8,244
Wachovia Corp.
2.861% due 12/01/09 (Ê)	400	375
4.883% due 10/15/11 (Ê)	3,800	3,419
5.500% due 05/01/13	350	329
5.625% due 10/15/16	100	78
5.750% due 06/15/17	2,980	2,566
5.750% due 02/01/18	1,200	1,048
7.980% due 02/28/49 (ƒ)(Ñ)	22,900	17,296
Wal-Mart Stores, Inc.
6.200% due 04/15/38	5,080	4,385
Walt Disney Co. (The) (Ê)
Series MTNC
4.705% due 07/16/10	7,900	7,643
Washington Mutual Bank
6.875% due 06/15/11	950	5
Washington Mutual Preferred Funding LLC (ƒ)
9.750% due 10/29/49 (Ñ)(Þ)	10,400	13
6.665% due 12/31/49 (Å)	7,000	9
Washington Mutual, Inc. (Ø)(Ñ)	625	145
7.250% due 11/01/17
WellPoint, Inc.
5.850% due 01/15/36	1,205	751
6.375% due 06/15/37	1,920	1,374
Wells Fargo & Co.
4.375% due 01/31/13	2,875	2,654
5.625% due 12/11/17	13,765	12,143
Wells Fargo Capital XIII (ƒ)
Series GMTN
7.700% due 12/29/49	4,060	3,319
Wells Fargo Capital XV (ƒ)
9.750% due 12/29/49	4,625	4,486
Willis North America, Inc.
5.125% due 07/15/10	2,085	1,974
WMG Acquisition Corp.
7.375% due 04/15/14	1,575	977
Xcel Energy, Inc.
6.500% due 07/01/36	1,200	935
XM Satellite Radio Holdings, Inc. (Å)
13.000% due 08/01/13	375	143
XTO Energy, Inc.
6.500% due 12/15/18	7,805	6,473
Yum! Brands, Inc.
8.875% due 04/15/11	460	472
ZFS Finance USA Trust I
5.875% due 05/09/32 (Þ)	2,620	1,809

192	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.500% due 05/09/37 (Þ)	1,910	1,031
Series 144a (Þ)
6.150% due 12/15/65	5,475	3,666
ZFS Finance USA Trust II (Þ)
6.450% due 12/15/65	5,205	3,223

		1,240,492

International Debt - 5.4%
Abu Dhabi National Energy Co. (Þ)
6.600% due 08/01/13	4,625	3,855
7.250% due 08/01/18	2,105	1,498
ANZ National International, Ltd. (Þ)
6.200% due 07/19/13	5,000	4,513
ArcelorMittal (Þ)
6.125% due 06/01/18	4,500	3,101
Argentina Bonos (Ê)
3.092% due 08/03/12	16,290	2,973
Arlington Street CDO, Ltd. (Þ)
Series 2000-1A Class A2
7.660% due 06/10/12	2,287	2,289
Aspen Insurance Holdings, Ltd.
6.000% due 08/15/14	275	236
AstraZeneca PLC
5.900% due 09/15/17	1,100	1,015
6.450% due 09/15/37	900	771
AXA SA
6.463% due 12/14/18 (ƒ)(Þ)	400	220
8.600% due 12/15/30	515	287
Ballyrock CDO, Ltd. (Ê)(Å)
Series 2005-3A Class A2
3.765% due 07/25/17	2,500	2,000
Banco Mercantil del Norte SA (Þ)
6.862% due 10/13/21	2,770	2,092
Barclays Bank PLC
5.450% due 09/12/12	19,100	18,406
6.050% due 12/04/17 (Þ)	2,700	2,037
7.375% due 06/29/49 (ƒ)(Þ)	3,075	2,259
Barrick Gold Financeco LLC
6.125% due 09/15/13	3,400	3,184
Black Diamond CLO, Ltd. (Ê)(Å)
Series 2007-1A Class AD
3.758% due 04/29/19	27,750	22,894
Blue City Investments (Ê)
Series A3
6.602% due 11/07/16	7,250	5,945
BNP Paribas (ƒ)(Þ)
5.186% due 06/29/49	600	391
British Telecommunications PLC
9.125% due 12/15/30	700	634

	Principal Amount ($) or Shares	Market Value $
C10 Capital SPV, Ltd. (ƒ)(Ñ)(Þ)
6.722% due 12/31/49	1,800	845
Callidus Debt Partners Fund, Ltd. (Ê)(Å)
Series 2003-2A Class A
3.304% due 05/15/15	3,500	2,695
Canadian Natural Resources, Ltd.
5.150% due 02/01/13	1,575	1,425
5.700% due 05/15/17 (Ñ)	1,600	1,326
5.850% due 02/01/35	100	67
6.500% due 02/15/37	900	653
6.250% due 03/15/38	2,335	1,629
Catalyst Paper Corp.
Series D
8.625% due 06/15/11	7,248	4,276
China Development Bank
5.000% due 10/15/15	400	342
Commonwealth Bank of Australia (ƒ)(Þ)
6.024% due 03/29/49	3,700	2,242
CODELCO (Þ)
6.150% due 10/24/36	100	72
Covidien International Finance SA
5.450% due 10/15/12	1,140	1,100
6.000% due 10/15/17	3,685	3,213
Series WI
6.550% due 10/15/37	1,120	885
Credit Agricole SA (Ê)(Þ)
2.859% due 05/28/10	2,700	2,681
Credit Suisse Guernsey, Ltd. (Ê)(ƒ)
Series 1
3.494% due 05/29/49	3,595	2,125
Deutsche ALT-A Securities NIM Trust (Å)
Series 2007-AHM Class N1
6.750% due 02/25/47	187	174
Deutsche Bank AG
6.000% due 09/01/17	5,800	5,148
Deutsche Telekom International Finance BV
8.500% due 06/15/10	240	236
5.375% due 03/23/11	600	561
8.750% due 06/15/30	700	620
Digicel Group, Ltd. (Þ)
8.875% due 01/15/15	1,150	644
DP World, Ltd. (Þ)
6.850% due 07/02/37	4,565	2,440
Egypt Government AID Bonds
4.450% due 09/15/15	3,645	3,624

Russell Strategic Bond Fund	193

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

EnCana Corp.
6.500% due 02/01/38	2,100	1,457
Endurance Specialty Holdings, Ltd.
6.150% due 10/15/15	675	525
7.000% due 07/15/34	1,775	1,139
Enel Finance International SA (Þ)
6.250% due 09/15/17	1,500	1,241
Export-Import Bank of China (Þ)
4.875% due 07/21/15	300	256
FBN Capital Finance Co.
9.750% due 03/30/17	400	369
FMG Finance Pty, Ltd.
10.625% due 09/01/16 (Å)	800	548
Series REGS
10.625% due 09/01/16	900	635
Galaxy Entertainment Finance Co., Ltd. (Þ)
9.875% due 12/15/12	5,640	2,143
Gaz Capital for Gazprom
7.343% due 04/11/13 (Þ)	600	456
8.146% due 04/11/18 (Þ)	2,600	1,768
Series REGS
8.625% due 04/28/34	17,900	12,083
Gaz Capital SA (Þ)
7.510% due 07/31/13	5,565	4,027
Grupo Senda Autotransporte SA de CV (Å)
10.500% due 10/03/15	4,600	4,324
HBOS PLC (ƒ)(Þ)
5.920% due 09/29/49	300	143
5.375% due 12/29/49	700	348
HSBC Holdings PLC
6.500% due 05/02/36	700	554
6.500% due 09/15/37	1,200	946
6.800% due 06/01/38	1,375	1,135
Impress Holdings B.V.
8.443% due 09/15/13	875	758
Inco, Ltd.
5.700% due 10/15/15	1,425	1,128
Indonesia Government International Bond
6.875% due 01/17/18 (Ñ)(Þ)	860	576
6.625% due 02/17/37 (Þ)	1,000	550
7.750% due 01/17/38	1,175	735
Invesco, Ltd.
4.500% due 12/15/09	3,987	3,850
5.625% due 04/17/12	5,335	5,178
5.375% due 02/27/13	2,060	1,914

	Principal Amount ($) or Shares	Market Value $
Ispat Inland ULC	10,379	10,172
9.750% due 04/01/14
Israel Electric Corp., Ltd. (Þ)
7.250% due 01/15/19	1,670	1,494
JPMorgan Chase & Co.
9.280% due 06/20/11	70,000	2,036
Kansas City Southern de Mexico SA de CV
9.375% due 05/01/12	450	380
Korea Development Bank (Ê)
4.348% due 04/03/10	8,900	8,573
Korea Electric Power Corp. (Þ)
5.125% due 04/23/34	485	400
Landsbanki Islands HF (ƒ)(Þ)
7.431% due 12/19/49	4,695	47
Millicom International Cellular SA
10.000% due 12/01/13	200	156
Montpelier Re Holdings, Ltd.
6.125% due 08/15/13	6,010	2,949
MUFG Capital Finance 1, Ltd. (ƒ)
6.346% due 07/29/49	4,150	2,905
National Australia Bank, Ltd. (Þ)
5.350% due 06/12/13	8,725	8,079
Nine Dragons Paper Holdings, Ltd. (Þ)
7.875% due 04/29/13	1,255	1,083
Nippon Life Insurance (Þ)
4.875% due 08/09/10	3,250	3,111
Norske Skogindustrier ASA (Þ)
6.125% due 10/15/15	3,255	2,034
7.125% due 10/15/33	5,400	2,808
Peruvian Government International Bond
6.550% due 03/14/37	2,140	1,477
Petrobras International Finance Co.
5.875% due 03/01/18	1,355	1,064
Petroleum Export, Ltd. (Þ)
5.265% due 06/15/11	196	195
PSB Finance SA for Promsvyazbank
9.625% due 05/23/12	1,650	660
Ras Laffan Liquefied Natural Gas Co., Ltd. II (Þ)
5.298% due 09/30/20	750	654
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Þ)
5.832% due 09/30/16	4,160	3,803
5.838% due 09/30/27	300	231
Reliance Industries, Ltd. (Þ)
10.250% due 01/15/97	1,000	1,074

194	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

RESI Finance, LP
Series 2003-D Class B3 (Ê)(Þ)
5.594% due 12/10/35	2,334	878
Series 2003-D Class B4 (Ê)(Þ)
5.794% due 12/10/35	2,714	1,008
Resix Finance, Ltd. Credit-Linked Notes (Ê)(Þ)
Series 2003-D Class B7
10.044% due 12/10/35	2,714	1,840
Resona Bank, Ltd. (ƒ)(Þ)
5.850% due 09/29/49	9,245	5,842
Resona Preferred Global Securities Cayman, Ltd. (ƒ)(Þ)
7.191% due 12/29/49	21,050	10,104
Rio Tinto Finance USA, Ltd.
5.875% due 07/15/13	7,835	6,686
7.125% due 07/15/28	2,340	1,711
Rogers Communications, Inc.
6.800% due 08/15/18	3,225	2,822
7.500% due 08/15/38	1,305	1,096
Royal Bank of Scotland Group PLC
7.640% due 03/31/49 (ƒ)	3,500	1,675
6.990% due 10/29/49 (ƒ)(Þ)	9,325	4,998
Series 1 (ƒ)
9.118% due 03/31/49	5,375	4,978
RSHB Capital SA for OJSC Russian Agricultural Bank
6.875% due 11/29/10	1,835	1,469
Russia Government International Bond
Series REGS
7.500% due 03/31/30	2,009	1,757
Santander Perpetual SA Unipersonal (ƒ)(Þ)
6.671% due 10/29/49	4,200	2,957
Santander US Debt SA
Unipersonal (Ê)(Þ)
2.874% due 11/20/09	2,800	2,779
Sappi Papier Holding AG (Þ)
6.750% due 06/15/12	2,120	1,510
Shinsei Finance II (ƒ)(Þ)
7.160% due 07/25/49	1,970	798
SMFG Preferred Capital USD 1, Ltd. (ƒ)(Þ)
6.078% due 01/29/49	1,200	825
Stora Enso OYJ (Þ)
7.250% due 04/15/36	1,840	1,217
Systems 2001 AT LLC
7.156% due 12/15/11 (Þ)	379	383
6.664% due 09/15/13 (Å)	411	405

	Principal Amount ($) or Shares	Market Value $
Telecom Italia Capital SA
4.000% due 01/15/10	2,371	2,137
4.875% due 10/01/10	1,275	1,098
5.113% due 07/18/11 (Ê)	1,600	1,267
6.200% due 07/18/11	4,685	3,975
5.250% due 11/15/13	175	133
6.999% due 06/04/18	2,615	1,896
6.000% due 09/30/34	1,050	571
7.721% due 06/04/38	7,070	4,811
Telefonica Emisiones SAU
5.984% due 06/20/11	1,610	1,537
6.421% due 06/20/16	1,130	981
Thomson Reuters Corp.
6.500% due 07/15/18	750	631
TMK Capital SA for OAO TMK
10.000% due 07/29/11	1,100	555
TNK-BP Finance SA
6.125% due 03/20/12 (Þ)	500	265
7.500% due 03/13/13 (Þ)	2,400	1,200
7.875% due 03/13/18 (Å)	1,500	660
Series REGS
7.875% due 03/13/18	1,925	789
TransCapitalInvest, Ltd. for OJSC AK Transneft (Þ)
8.700% due 08/07/18	3,885	2,292
Transocean, Inc.
6.000% due 03/15/18	2,185	1,869
6.800% due 03/15/38	2,475	1,922
Tristan Oil, Ltd.
10.500% due 01/01/12 (Þ)	1,000	400
Series REGS
10.500% due 01/01/12	1,295	646
Tyco Electronics Group SA
6.000% due 10/01/12	9,860	9,278
6.550% due 10/01/17	4,145	3,450
7.125% due 10/01/37	2,990	2,169
UBS AG
Series DPNT
5.875% due 12/20/17	7,010	5,595
5.750% due 04/25/18	1,900	1,477
Vale Overseas, Ltd.
6.250% due 01/23/17	200	162
6.875% due 11/21/36	200	144
Vedanta Resources PLC (Å)
9.500% due 07/18/18	2,500	1,100
Venezuela Government International Bond
6.000% due 12/09/20	2,880	1,195

Russell Strategic Bond Fund	195

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Virgin Media Finance PLC
Series $
8.750% due 04/15/14	950	665
VTB Capital SA
6.875% due 05/29/18	5,750	3,220
Series 144a (Þ)
6.609% due 10/31/12	400	232
WEA Finance LLC / WCI Finance LLC (Þ)	1,103	961
5.400% due 10/01/12
Westfield Capital Corp., Ltd. / WT Finance Aust Pty Ltd / WEA Finance LLC (Þ)	925	741
5.125% due 11/15/14
White Mountains Re Group, Ltd. (ƒ)(Þ)
7.506% due 05/29/49	15,250	9,608
XL Capital, Ltd. (ƒ)
Series E
6.500% due 12/31/49	15,915	4,456
Xstrata Canada Corp.
7.250% due 07/15/12	350	334
6.000% due 10/15/15	1,050	835
Xstrata Finance Dubai, Ltd. (Ê)(Þ)
3.154% due 11/13/09	1,175	1,154

		357,943

Loan Agreements - 0.8%
Adam Aircraft, Term Loan
14.890% due 05/01/12	871	96
ALLTEL Holding Corp., Tranche B3 Term Loan
5.500% due 05/15/15	2,282	2,167
Avis Budget Holdings, Term Loan
4.670% due 04/19/12	811	467
AWAS, Second Lien Term Loan
9.250% due 03/21/13	820	561
DaimlerChrysler Financial Services Americas LLC, Second Lien Term Loan
9.320% due 07/01/13	5,650	2,486
Douglas Dynamics, Term Loan
6.012% due 05/21/13	2,266	1,824
First Data Corp., Term Loan B1
5.948% due 09/24/14	196	144
6.025% due 09/24/14	6,447	4,722
6.512% due 09/24/14	439	321
Ford Motor Co., Term Loan B	11,936	6,517
7.590% due 12/15/13

	Principal Amount ($) or Shares	Market Value $
General Motors Corp., Term Loan B	3,797	1,986
5.795% due 11/29/13
Georgia-Pacific Corp., First Lien Term Loan
4.570% due 12/20/12	2,114	1,700
4.870% due 12/20/12	467	375
5.470% due 12/20/12	102	82
5.510% due 12/20/12	199	160
Georgia-Pacific Corp., Term Loan B2
6.040% due 12/20/12	205	165
HCA, Inc., Term Loan B
6.012% due 12/30/13	6,554	5,423
Healthsouth Corp., Term Loan B
6.000% due 03/10/13	2,859	2,370
Hexion Specialty Chemicals, Term Loan C1
6.188% due 05/05/13	565	384
Hexion Specialty Chemicals, Term Loan C2
6.063% due 05/05/13	123	83
Idearc, Inc., Term Loan B
5.120% due 11/17/14	260	108
5.770% due 11/17/14	5,816	2,414
Newsday Corp., Fixed Rate Term Loan
9.750% due 07/09/13	3,050	2,532
OSI Restaurant Partners, LLC, Prefunded Revolver Term Loan
5.069% due 06/14/14	153	77
OSI Restaurant Partners, LLC, Term Loan B
5.250% due 06/14/14	2,584	1,315
Realogy Corp., Term Loan
6.500% due 04/10/13	1,323	758
Realogy Corp., Letter of Credit
6.776% due 04/10/13	356	204
Stallion Oilfield Services, Inc., Term Loan
8.522% due 06/12/13	5,810	2,905
Talecris Biotherapeutics, Inc., Second Lien Term Loan
9.310% due 12/06/14	1,100	979
Texas Competitive Electric Holdings Co. LLC (Þ), Term loan B2
6.303% due 11/01/15	4,695	3,676
7.640% due 11/01/15	1,674	1,310
7.262% due 11/01/16	48	38
United Airlines, Inc., Term Loan B
5.250% due 02/01/14	901	503
6.625% due 02/01/14	374	208

196	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Univision Communications, Inc., Term Loan B
5.250% due 09/15/14	2,075	1,121
USI Holdings Corp., Tranche B Term Loan
6.520% due 05/04/14	1,511	891
Visteon Corp., Term Loan
7.750% due 06/13/13	2,850	1,126
Windstream Corp., Term Loan B
6.050% due 08/01/16	500	378

		52,576

Mortgage-Backed Securities - 72.2%
Adjustable Rate Mortgage Trust
Series 2004-5 Class 2A1
4.997% due 04/25/35	1,515	1,215
Series 2005-1 Class 5A2 (Ê)
3.537% due 05/25/35	621	373
Series 2005-3 Class 8A2 (Ê)
3.499% due 07/25/35	1,278	772
Alliance Bancorp Trust (Ê)
Series 2007-OA1 Class A1
3.499% due 07/25/37	5,257	2,892
American Home Mortgage Assets (Ê)
Series 2006-1 Class 1A3
3.489% due 05/25/46	7,982	2,975
Series 2006-2 Class 2A2
3.489% due 09/25/46	8,407	3,036
Series 2006-3 Class 1A22
4.105% due 07/25/36	3,667	1,230
Series 2006-3 Class 1A3
3.579% due 10/25/46	8,253	2,292
Series 2006-4 Class 2A2
4.403% due 10/25/46	10,774	2,937
Series 2006-5 Class A2
3.629% due 11/25/46	8,664	2,648
Series 2006-6 Class A1C
3.539% due 11/25/36	2,102	506
Series 2007-1 Class A1
3.555% due 02/25/47	3,412	1,603
Series 2007-2 Class A1
3.384% due 03/25/47	4,646	2,588
Series 2007-4 Class A2
3.449% due 08/25/37	12,480	4,341
American Home Mortgage Investment Trust (Ê)
Series 2004-1 Class 1A
3.609% due 04/25/44	267	262

	Principal Amount ($) or Shares	Market Value $
Series 2004-4 Class 4A
4.390% due 02/25/45	1,046	685
Series 2005-2 Class 1A1
3.356% due 09/25/45	5,690	3,409
Series 2005-4 Class 1A1
3.549% due 11/25/45	1,104	628
Series 2006-1 Class 1A2
3.449% due 03/25/46	9,863	3,768
Series 2007-1 Class GA1C
3.449% due 05/25/47	6,776	3,424
Asset Backed Funding Certificates (Ê)
Series 2006-OPT Class A3A
3.188% due 11/25/36	320	308
Banc of America Alternative Loan Trust
Series 2003-2 Class CB2 (Ê)
3.759% due 04/25/33	734	650
Series 2003-10 Class 2A1
6.000% due 12/25/33	675	594
Series 2003-10 Class 2A2 (Ê)
3.709% due 12/25/33	1,747	1,480
Series 2004-2 Class 1A1
6.000% due 03/25/34	1,307	1,045
Series 2004-10 Class 1CB1
6.000% due 11/25/34	440	374
Series 2004-11 Class 1CB1
6.000% due 12/25/34	508	432
Series 2005-1 Class 2A1
5.500% due 02/25/20	3,408	3,057
Series 2005-3 Class 2A1
5.500% due 04/25/20	611	548
Series 2005-5 Class 2CB1
6.000% due 06/25/35	801	680
Series 2005-6 Class 7A1
5.500% due 07/25/20	1,002	899
Series 2005-9 Class 5A1
5.500% due 10/25/20	1,165	1,045
Series 2006-5 Class CB17
6.000% due 06/25/36	2,640	2,134
Series 2006-6 Class CB6
6.000% due 07/25/46	1,879	1,007
Banc of America Commercial Mortgage, Inc.
Series 2003-1 Class SBB (Þ)
5.860% due 03/11/32	363	395
Series 2003-1 Class SBC (Þ)
5.790% due 03/11/32	909	987
Series 2003-1 Class SBE (Þ)
6.770% due 03/11/32	1,492	1,673

Russell Strategic Bond Fund	197

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-3 Class A3
4.875% due 06/10/39	1,861	1,838
Series 2005-2 Class A3
4.611% due 07/10/43	546	522
Series 2005-2 Class A4
4.783% due 07/10/43	3,855	3,452
Series 2005-3 Class A2
4.501% due 07/10/43	2,080	1,965
Series 2005-5 Class A4
5.115% due 10/10/45	7,755	6,195
Series 2005-6 Class A4
5.352% due 09/10/47	1,500	1,204
Series 2006-1 Class A4
5.372% due 09/10/45	4,225	3,292
Series 2006-4 Class A4
5.634% due 07/10/46	3,755	2,920
Series 2007-2 Class A2
5.634% due 04/10/49	4,180	3,641
Series 2007-2 Class A4
5.867% due 04/10/49	9,238	6,998
Series 2008-1 Class A4
6.346% due 12/10/17	2,565	1,979
Series 2008-1 Class B (Þ)
6.389% due 02/10/51	1,562	755
Series 2008-1 Class C (Þ)
6.389% due 02/10/51	1,507	707
Banc of America Funding Corp.
Series 2005-5 Class 1A11
5.500% due 09/25/35	871	720
Series 2005-8 Class 1A1
5.500% due 01/25/36	1,059	929
Series 2005-D Class A1 (Ê)
4.135% due 05/25/35	1,466	1,166
Series 2005-F Class 1A2 (Ê)
3.815% due 09/20/35	384	158
Series 2006-3 Class 5A8
5.500% due 03/25/36	4,640	3,914
Series 2006-A Class 3A2
5.854% due 02/20/36	1,569	925
Series 2006-A Class 4A1 (Ê)
5.563% due 02/20/36	4,275	3,162
Series 2006-F Class 1A2 (Ê)
5.176% due 07/20/36	332	196
Series 2006-H Class 4A4
6.174% due 09/20/46	1,244	629
Series 2006-J Class 4A1
6.131% due 01/20/47	1,201	802

	Principal Amount ($) or Shares	Market Value $
Banc of America Mortgage Securities, Inc.
Series 2003-9 Class 1A12 (Ê)
3.709% due 12/25/33	4,434	4,263
Series 2003-D Class 1A2 (Ê)
5.372% due 05/25/33	1	1
Series 2004-1 Class 5A1
6.500% due 09/25/33	76	71
Series 2004-2 Class 1A9 (Ê)
3.709% due 03/25/34	2,765	2,612
Series 2004-11 Class 2A1
5.750% due 01/25/35	3,566	3,137
Series 2004-D Class 1A1 (Ê)
4.962% due 05/25/34	160	144
Series 2004-F Class 1A1 (Ê)
4.518% due 07/25/34	1,467	1,330
Series 2004-I Class 2A2 (Ê)
4.682% due 10/25/34	276	236
Series 2004-L Class 2A1 (Ê)
4.369% due 01/25/35	2,705	2,182
Series 2005-8 Class A7
5.500% due 09/25/35	1,008	1,008
Series 2005-G Class 2A1 (Ê)
4.921% due 08/25/35	2,003	1,736
Series 2005-H Class 2A5 (Ê)
4.801% due 09/25/35	3,300	2,338
Series 2005-I Class 2A2 (Ê)
4.868% due 10/25/35	3,380	1,996
Series 2005-I Class 4A1 (Ê)
5.269% due 10/25/35	2,087	1,692
Series 2005-L Class 3A1 (Ê)
5.456% due 01/25/36	2,073	1,744
Series 2006-2 Class A12
6.000% due 07/25/36	1,868	1,719
Series 2006-2 Class A15
6.000% due 07/25/36	2,907	2,878
Series 2006-B Class 1A1 (Ê)
6.144% due 11/20/36	1,788	1,100
Series 2007-3 Class 1A1
6.000% due 09/25/37	14,992	12,134
Bayview Financial Acquisition Trust (Ê)
Series 2006-C Class 2A1
3.350% due 11/28/36	318	311
Bear Stearns Adjustable Rate Mortgage Trust
Series 2002-11 Class 1A2
6.753% due 02/25/33	16	15

198	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-1 Class 6A1
5.040% due 04/25/33	99	86
Series 2003-8 Class 4A1
4.837% due 01/25/34	355	317
Series 2004-1 Class 21A1
4.470% due 04/25/34	2,085	1,789
Series 2004-3 Class 1A1 (Ê)
4.666% due 07/25/34	1,269	1,175
Series 2004-8 Class 2A1
5.071% due 11/25/34	3,981	3,782
Series 2004-9 Class 22A1 (Ê)
4.772% due 11/25/34	851	713
Series 2004-10 Class 22A1
4.959% due 01/25/35	1,416	1,196
Series 2005-2 Class A1 (Ê)
4.125% due 03/25/35	17,749	16,447
Series 2005-2 Class A2 (Ê)
4.125% due 03/25/35	3,794	3,634
Series 2005-3 Class 2A1
5.077% due 06/25/35	5,802	3,915
Series 2005-5 Class A2 (Ê)
4.550% due 08/25/35	4,180	3,982
Series 2005-10 Class A1 (Ê)
4.750% due 10/25/35	3,182	3,060
Series 2005-10 Class A3 (Ê)
4.650% due 10/25/35	2,000	1,210
Series 2007-1 Class 3A2
5.751% due 02/25/47	3,442	1,725
Series 2007-3 Class 1A1
5.474% due 05/25/47	7,804	6,018
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.370% due 05/25/35	1,966	1,590
Series 2005-5 Class 21A1
5.235% due 06/25/35	3,986	3,071
Series 2005-7 Class 22A1
5.504% due 09/25/35	759	589
Series 2005-8 Class 11A1 (Ê)
3.529% due 10/25/35	2,680	1,684
Series 2006-3 Class 33A1 (Ê)
6.132% due 05/25/36	1,732	1,296
Series 2006-4 Class 13A1 (Ê)
3.419% due 08/25/36	13,042	7,327
Bear Stearns Alt-A Trust II
Series 2007-1 Class 1A1
6.231% due 09/25/47	13,096	8,024
Bear Stearns Asset Backed Securities Trust
Series 2005-AC8 Class A5
5.500% due 11/25/35	1,233	978

	Principal Amount ($) or Shares	Market Value $
Bear Stearns Commercial Mortgage Securities
Series 2005-PW1 Class A4
5.405% due 12/11/40	5,000	4,082
Series 2005-PWR Class A4B
4.943% due 09/11/42	85	68
Series 2005-T18 Class A4
4.933% due 02/13/42	2,192	1,774
Series 2005-T20 Class A4A
5.151% due 10/12/42	6,700	5,422
Series 2006-PW1 Class A4
5.201% due 12/11/38	2,440	1,832
5.540% due 09/11/41	6,250	4,862
Series 2007-PW1 Class A4
5.902% due 06/11/40	3,500	2,654
5.331% due 02/11/44	100	74
5.694% due 06/11/50	4,500	3,363
Series 2007-T26 Class A4
5.471% due 01/12/45	400	299
Bear Stearns Mortgage Funding Trust (Ê)
Series 2006-AR1 Class 1A2
3.509% due 07/25/36	12,637	4,818
Series 2006-AR2 Class 1A1
3.459% due 09/25/46	9,579	5,311
Series 2006-AR2 Class 2A1
3.489% due 10/25/36	2,654	1,427
Series 2006-AR3 Class 1A1
3.439% due 10/25/36	2,516	1,402
Series 2006-AR4 Class A1
3.469% due 12/25/36	2,991	1,796
Series 2006-AR5 Class 1A1
3.419% due 12/25/46	6,239	3,554
Series 2007-AR2 Class A1
3.429% due 03/25/37	3,187	1,600
Series 2007-AR2 Class A3
3.489% due 03/25/37	12,106	2,544
Series 2007-AR3 Class 1A1
3.399% due 03/25/37	4,667	2,761
Bear Stearns Structured Products, Inc.
Series 2007-R6 Class 1A1
4.639% due 01/26/36	2,832	1,752
Series 2007-R6 Class 2A1
5.772% due 12/26/46	1,628	979
Chase Mortgage Finance Corp.
Series 2003-S8 Class A1
4.500% due 09/25/18	1,824	1,645
Series 2006-S4 Class A3
6.000% due 12/25/36	2,982	2,648

Russell Strategic Bond Fund	199

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-S4 Class A4
6.000% due 12/25/36	1,885	1,815
Series 2007-A1 Class 1A3
4.630% due 02/25/37	2,438	2,241
Series 2007-A1 Class 4A1
4.624% due 02/25/37	589	537
Series 2007-A1 Class 5A1
4.168% due 02/25/37	1,594	1,347
Series 2007-A1 Class 8A1
4.236% due 02/25/37	9,875	8,569
Citicorp Mortgage Securities, Inc.
Series 2006-3 Class 1A6
6.000% due 06/25/36	1,204	1,111
Series 2006-3 Class 1A9
5.750% due 06/25/36	2,000	1,447
Citigroup Commercial Mortgage Trust
Series 2006-C4 Class A3
5.915% due 03/15/49	3,650	2,901
Series 2006-C5 Class A4
5.431% due 10/15/49	905	689
Citigroup Mortgage Loan Trust, Inc.
Series 2005-4 Class A
5.343% due 08/25/35	20,591	16,432
Series 2005-11 Class A2A (Ê)
4.700% due 12/25/35	367	331
Series 2006-AR3 Class 2A4A
5.900% due 06/25/36	4,052	2,995
Series 2006-AR5 Class 2A1A
6.238% due 07/25/36	3,368	2,421
Series 2007-AR8 Class 2A1A
5.914% due 08/25/37	3,256	2,443
Series 2008-RR1 Class A1A1 (Ê)(Å)
3.288% due 01/25/37	716	615
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4
5.400% due 07/15/44	10,680	8,687
Series 2006-CD3 Class A5
5.617% due 10/15/48	4,285	3,317
Citimortgage Alternative Loan Trust
Series 2006-A3 Class 1A5
6.000% due 07/25/36	1,811	1,568
Series 2007-A1 Class 1A5
6.000% due 01/25/37	3,484	2,427
Commercial Mortgage Pass Through Certificates
Series 2001-J1A Class A2 (Þ)
6.457% due 02/16/34	1,553	1,518

	Principal Amount ($) or Shares	Market Value $
Series 2006-C7 Class A2
5.690% due 06/10/46	1,060	993
Series 2006-C8 Class A4
5.306% due 12/10/46	1,400	1,052
Series 2007-C9 Class A4
6.010% due 12/10/49	6,875	5,201
Countrywide Alternative Loan Trust
Series 2003-20C Class 1A2
5.500% due 10/25/33	690	571
Series 2004-2CB Class 1A4 (Ê)
3.659% due 03/25/34	596	523
Series 2004-28C Class 6A1
6.000% due 01/25/35	707	601
Series 2004-J7 Class 1A2
4.673% due 08/25/34	37	36
Series 2004-J8 Class 1A1
7.000% due 09/25/34	657	599
Series 2005-1CB Class 2A2
5.500% due 03/25/35	1,793	1,455
Series 2005-16 Class A1 (Ê)
4.500% due 06/25/35	3,251	1,950
Series 2005-24 Class 3A2 (Ê)
4.678% due 07/20/35	2,556	1,100
Series 2005-32T Class A7 (Ê)
3.509% due 08/25/35	1,949	1,718
Series 2005-38 Class A1 (Ê)
4.355% due 09/25/35	1,362	773
Series 2005-38 Class A3 (Ê)
3.609% due 09/25/35	1,362	771
Series 2005-51 Class 1A1 (Ê)
4.598% due 11/20/35	1,736	1,004
Series 2005-51 Class 1A2A (Ê)
4.568% due 11/20/35	3,696	3,042
Series 2005-51 Class 2A1 (Ê)
4.578% due 11/20/35	397	230
Series 2005-51 Class 2A2A (Ê)
4.568% due 11/20/35	70	60
Series 2005-51 Class 4A1 (Ê)
4.598% due 11/20/35	594	341
Series 2005-56 Class 2A2 (Ê)
4.895% due 11/25/35	1,471	884
Series 2005-56 Class 3A1 (Ê)
3.549% due 11/25/35	480	286
Series 2005-56 Class 4A1 (Ê)
3.569% due 11/25/35	1,198	679
Series 2005-58 Class A2 (Ê)
4.668% due 12/20/35	1,677	804
Series 2005-59 Class 1A1 (Ê)
4.608% due 11/20/35	2,841	1,577

200	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-59 Class 1A2B (Ê)
2.729% due 11/20/35	4,774	4,338
Series 2005-62 Class 1A1 (Ê)
3.559% due 12/25/35	1,958	1,140
Series 2005-63 Class 3A1
5.891% due 11/25/35	2,665	1,568
Series 2005-63 Class 5A1 (Ê)
5.312% due 12/25/35	4,023	2,753
Series 2005-72 Class A2 (Ê)
3.619% due 01/25/36	1,597	791
Series 2005-85C Class 2A2
5.500% due 02/25/36	79	69
Series 2005-J8 Class 1A3
5.500% due 07/25/35	2,578	2,086
Series 2005-J13 Class 2A3
5.500% due 11/25/35	1,302	1,113
Series 2006-9T1 Class A7
6.000% due 05/25/36	1,264	993
Series 2006-43C Class 1A7
6.000% due 02/25/37	657	507
Series 2006-J2 Class A3
6.000% due 04/25/36	1,897	1,672
Series 2006-OA1 Class 1A3 (Ê)
4.578% due 12/20/46	5,234	1,112
Series 2006-OA1 Class 2A1 (Ê)
4.488% due 03/20/46	5,776	3,075
Series 2006-OA1 Class 4A1 (Ê)
3.529% due 08/25/46	3,337	1,841
Series 2006-OA1 Class A1 (Ê)
4.458% due 02/20/47	4,216	2,292
Series 2006-OA1 Class A2 (Ê)
4.488% due 09/20/46	6,482	3,344
Series 2006-OA2 Class A1 (Ê)
3.419% due 02/25/47	3,500	1,893
Series 2006-OA2 Class A2A (Ê)
4.428% due 05/20/46	136	127
Series 2006-OA3 Class 1A2 (Ê)
3.519% due 05/25/36	3,780	1,298
Series 2006-OA6 Class 1A3 (Ê)
3.529% due 07/25/46	1,373	512
Series 2006-OA7 Class 1A4 (Ê)
3.795% due 06/25/46	8,896	2,317
Series 2006-OA9 Class 2A2 (Ê)
4.425% due 07/20/46	4,161	1,215
Series 2006-OC7 Class 2A1 (Ê)
3.329% due 07/25/36	1,613	1,518
Series 2006-OC9 Class A1 (Ê)
3.334% due 09/25/35	4,619	4,291

	Principal Amount ($) or Shares	Market Value $
Series 2007-15C Class A5
5.750% due 07/25/37	13,245	8,998
Series 2007-HY3 Class 1A1 (Ê)
5.990% due 03/25/47	21,445	12,690
Series 2007-J2 Class 2A1
6.000% due 07/25/37	4,035	2,338
Series 2007-OA1 Class A1A (Ê)
4.235% due 04/25/43	7,662	3,537
Series 2007-OA4 Class A1 (Ê)
3.429% due 05/25/47	4,495	2,471
Series 2007-OA6 Class A1B (Ê)
3.459% due 06/25/37	1,993	1,094
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-8 Class A2 (Ê)
3.759% due 05/25/18	2,271	2,167
Series 2003-20 Class 1A9
5.500% due 07/25/33	1,965	1,891
Series 2003-42 Class M (Ê)
5.364% due 10/25/33	726	629
Series 2003-52 Class A1
4.673% due 02/19/34	2,852	2,469
Series 2004-12 Class 1M
4.725% due 08/25/34	322	177
Series 2004-16 Class 1A1 (Ê)
3.659% due 09/25/34	1,489	961
Series 2004-22 Class A3
4.797% due 11/25/34	2,533	1,952
Series 2004-HYB Class 1A1
4.727% due 02/20/35	4,513	3,519
Series 2004-HYB Class A2
4.543% due 11/20/34	1,961	1,388
Series 2004-J9 Class 2A1
5.250% due 01/25/35	2,032	1,915
Series 2005-11 Class 5A1 (Ê)
3.559% due 03/25/35	41	22
Series 2005-20 Class A5
5.500% due 10/25/35	9,092	6,377
Series 2005-23 Class A1
5.500% due 11/25/35	5,058	4,437
Series 2005-29 Class A1
5.750% due 12/25/35	2,549	2,262
Series 2005-HYB Class 2A1
4.902% due 08/20/35	7,825	5,782
Series 2005-HYB Class 3A2A (Ê)
5.250% due 02/20/36	465	342
Series 2005-HYB Class 4A1
5.573% due 12/20/35	3,364	2,081

Russell Strategic Bond Fund	201

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-R2 Class 2A4 (Þ)
8.500% due 06/25/35	350	345
Series 2006-1 Class A2
6.000% due 03/25/36	1,166	909
Series 2006-1 Class A3
6.000% due 03/25/36	414	302
Series 2006-13 Class 1A23
6.250% due 09/25/36	575	428
Series 2006-15 Class A3
6.250% due 10/25/36	1,233	900
Series 2006-20 Class B1
6.000% due 02/25/37	1,233	246
Series 2006-HYB Class 3A1A
6.064% due 05/20/36	2,458	2,140
Series 2006-J4 Class A2
6.250% due 09/25/36	994	970
Series 2006-J4 Class A10
6.250% due 09/25/36	571	512
Series 2006-OA5 Class 2A1 (Ê)
3.459% due 04/25/46	4,793	2,470
Series 2006-R2 Class AF1 (Ê)(Þ)
3.679% due 08/25/36	3,778	3,334
Series 2007-14 Class A19
6.000% due 09/25/37	21,431	18,046
Series 2007-18 Class 2A1
6.500% due 09/25/37	3,603	2,859
Series 2007-HY1 Class 1A2
5.696% due 04/25/37	1,188	590
Credit Suisse First Boston Mortgage Securities Corp.
Series 2001-CKN Class A4
5.435% due 09/15/34	7,390	6,976
Series 2001-SPG Class A2 (Þ)
6.515% due 08/13/18	985	946
Series 2002-30 Class DB1
7.393% due 11/25/32	729	682
Series 2003-29 Class 5A1
7.000% due 12/25/33	122	108
Series 2004-1 Class 3A1
7.000% due 02/25/34	49	43
Series 2004-C1 Class A3
4.321% due 01/15/37	3,429	3,242
Series 2005-9 Class 2A1
5.500% due 10/25/35	6,767	5,597
Credit Suisse Mortgage Capital Certificates
Series 2006-8 Class 4A1
6.500% due 10/25/21	11,909	7,998

	Principal Amount ($) or Shares	Market Value $
Series 2006-C1 Class AAB
5.681% due 02/15/39	1,610	1,347
Series 2006-C3 Class B
6.021% due 06/15/38	2,153	1,213
Series 2006-C4 Class A3
5.467% due 09/15/39	8,504	6,414
Series 2007-C1 Class A3
5.383% due 02/15/40	5,350	3,959
Series 2007-C1 Class AAB
5.336% due 02/15/40	5,000	3,927
Series 2007-C3 Class A4
5.913% due 06/15/39	3,500	2,638
Series 2007-C3 Class AAB
5.922% due 06/15/39	6,950	5,461
Series 2007-C3 Class B
5.913% due 06/15/39	794	377
Series 2007-C5 Class B
6.325% due 09/15/40	2,584	1,249
Crown Castle Towers LLC (Þ)
Series 2005-1A Class AFL (Ê)
4.940% due 06/15/35	8,170	7,882
Series 2005-1A Class AFX
4.643% due 06/15/35	2,335	2,237
Series 2005-1A Class C
5.074% due 06/15/35	741	703
Series 2006-1A Class AFX
5.245% due 11/15/36	1,710	1,642
CSAB Mortgage Backed Trust
Series 2006-3 Class A1B2 (Ê)
3.354% due 11/25/36	500	442
Series 2006-4 Class A1A
5.868% due 12/25/36	1,012	948
CW Capital Cobalt, Ltd.
Series 2006-C1 Class A2
5.174% due 08/15/48	80	72
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2003-4XS Class A6A
4.820% due 10/25/33	627	564
Series 2005-AR1 Class 2A3
4.966% due 08/25/35	4,640	3,443
Series 2006-AB4 Class A1C
6.000% due 10/25/36	2,047	1,616
Series 2007-OA1 Class A1 (Ê)
3.409% due 02/25/47	8,670	4,319
Series 2007-OA2 Class A1 (Ê)
3.977% due 04/25/47	19,467	11,383

202	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

DLJ Commercial Mortgage Corp.
Interest Only STRIP
Series 1999-CG1 Class S
1.057% due 03/10/32	12,557	65
Series 1999-CG3 Class A3
7.730% due 10/10/32	1,470	1,471
Downey Savings & Loan Association Mortgage Loan Trust
Series 2004-AR3 Class 1A1B (Ê)
5.590% due 07/19/44	525	157
Series 2006-AR1 Class 2A1A (Ê)
3.795% due 04/19/47	2,151	2,053
Fannie Mae
5.190% due 2012 (Ê)	2,595	2,595
5.500% due 2013	11	11
5.000% due 2014	44	43
5.500% due 2014	30	30
6.500% due 2015	11	11
5.000% due 2016	287	283
5.500% due 2016	61	61
6.000% due 2016	635	644
8.000% due 2016	12	13
11.000% due 2016	73	83
5.000% due 2017	6,764	6,671
5.500% due 2017	481	481
6.000% due 2017	478	483
6.500% due 2017	1,004	1,027
7.000% due 2017	29	30
8.000% due 2017	33	35
4.000% due 2018	5,713	5,375
4.500% due 2018	53,655	51,567
5.000% due 2018	24,375	24,027
5.500% due 2018	386	388
6.500% due 2018	203	206
7.000% due 2018	106	111
10.000% due 2018	29	34
4.500% due 2019	12,799	12,260
5.000% due 2019	15,175	14,939
5.500% due 2019	165	165
6.000% due 2019	4,823	4,880
6.500% due 2019	99	101
4.000% due 2020	88	81
4.500% due 2020	2,073	1,992
5.000% due 2020	6,191	6,071
5.500% due 2020	1,108	1,110
6.000% due 2020	6,574	6,652
6.500% due 2020	41	42
8.000% due 2020	5	5
5.000% due 2021	6,787	6,650

	Principal Amount ($) or Shares	Market Value $
5.500% due 2021	3,563	3,557
5.500% due 2022	30,972	30,906
6.500% due 2022	57	59
4.500% due 2023	39,160	37,395
5.000% due 2023	3,698	3,616
5.500% due 2023	5,278	5,266
6.500% due 2024	822	836
7.500% due 2024	5	6
8.000% due 2024	69	73
10.000% due 2024	20	22
5.868% due 2025 (Ê)	16	16
7.000% due 2025	2	3
5.561% due 2026 (Ê)	297	300
6.000% due 2026	2,116	2,114
7.000% due 2026	229	239
9.000% due 2026	25	27
6.000% due 2027	5,428	5,437
7.000% due 2027	6	7
7.500% due 2027	17	17
6.500% due 2028	272	277
7.000% due 2028	387	404
7.500% due 2028	170	180
6.500% due 2029	628	639
7.000% due 2029	1,818	1,887
7.500% due 2029	95	101
8.000% due 2029	4	5
8.500% due 2029	2	2
6.500% due 2030	182	188
7.000% due 2030	664	694
7.500% due 2030	336	353
8.000% due 2030	380	401
8.500% due 2030	731	786
9.500% due 2030	118	131
6.000% due 2031	621	624
6.500% due 2031	527	539
7.000% due 2031	1,683	1,742
7.500% due 2031	583	614
8.000% due 2031	690	732
8.500% due 2031	377	405
6.000% due 2032	4,121	4,138
6.500% due 2032	1,584	1,619
7.000% due 2032	4,861	5,030
7.500% due 2032	861	911
8.000% due 2032	24	25
8.500% due 2032	44	48
3.823% due 2033 (Ê)	1,647	1,680
4.254% due 2033 (Ê)	154	155
4.387% due 2033 (Ê)	73	74
4.437% due 2033 (Ê)	25	25

Russell Strategic Bond Fund	203

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

4.647% due 2033 (Ê)	374	387
4.806% due 2033 (Ê)	772	790
5.000% due 2033	2,408	2,286
5.375% due 2033 (Ê)	18	18
5.500% due 2033	22,235	21,777
5.546% due 2033 (Ê)	603	602
6.000% due 2033	1,048	1,051
6.500% due 2033	1,158	1,179
7.000% due 2033	1,343	1,389
4.668% due 2034 (Ê)	283	282
4.691% due 2034 (Ê)	1,902	1,929
4.978% due 2034 (Ê)	2,211	2,216
5.000% due 2034	1,459	1,386
5.500% due 2034	60,471	59,198
6.000% due 2034	2,653	2,658
6.201% due 2034 (Ê)	1,104	1,105
6.500% due 2034	1,265	1,288
7.000% due 2034	498	515
7.500% due 2034	231	244
4.185% due 2035 (Ê)	2,275	2,282
4.219% due 2035 (Ê)	713	715
4.351% due 2035 (Ê)	2,630	2,643
4.397% due 2035 (Ê)	1,477	1,484
4.750% due 2035 (Ê)	3,061	3,059
4.794% due 2035 (Ê)	886	884
4.803% due 2035 (Ê)	1,475	1,478
4.830% due 2035 (Ê)	4,691	4,687
5.000% due 2035	38,560	36,586
5.025% due 2035 (Ê)	2,081	2,093
5.066% due 2035 (Ê)	382	375
5.135% due 2035 (Ê)	503	510
5.500% due 2035	25,841	25,289
6.000% due 2035	3,955	3,957
6.500% due 2035	95	96
7.000% due 2035	489	503
7.500% due 2035	1,805	1,894
4.730% due 2036 (Ê)	575	578
5.000% due 2036	53,909	51,120
5.500% due 2036	7,586	7,312
6.000% due 2036	46,584	46,533
6.293% due 2036 (Ê)	87	89
6.318% due 2036 (Ê)	94	96
6.500% due 2036	19,319	19,594
7.000% due 2036	956	984
7.500% due 2036	946	986
4.900% due 2037	3,733	3,538
5.000% due 2037	1,424	1,350
5.500% due 2037	102,107	99,625

	Principal Amount ($) or Shares	Market Value $
5.557% due 2037 (Ê)	3,754	3,794
6.000% due 2037	105,377	105,383
6.103% due 2037 (Ê)	1,951	1,953
6.500% due 2037	51,047	51,683
7.000% due 2037	819	835
7.500% due 2037	23,924	24,880
5.000% due 2038	23,540	22,310
5.500% due 2038	208,513	203,935
6.000% due 2038	29,662	29,663
6.500% due 2038	18,639	18,900
7.000% due 2038	7,971	8,238
7.500% due 2038	5,329	5,542
4.255% due 2040 (Ê)	312	310
4.055% due 2043 (Ê)	215	213
Series 1997-281 Class 2
Interest Only STRIP
9.000% due 11/01/26	60	17
Series 2000-306 Class IO
Interest Only STRIP
8.000% due 05/01/30	64	15
Series 2001-317 Class 2
Interest Only STRIP
8.000% due 08/01/31	102	27
Series 2002-320 Class 2
Interest Only STRIP
7.000% due 04/01/32	37	8
Series 2003-339 Class 23
Interest Only STRIP
5.000% due 07/01/18	3,157	365
Series 2003-343 Class 6
Interest Only STRIP
5.000% due 10/01/33	3,103	659
Series 2003-345 Class 18
Interest Only STRIP
4.500% due 12/01/18	9,208	1,127
Series 2003-345 Class 19
Interest Only STRIP
4.500% due 01/01/19	10,251	1,223
Series 2005-365 Class 12
Interest Only STRIP
5.500% due 12/01/35	14,158	3,392
Series 2006-369 Class 8
Interest Only STRIP
5.500% due 04/01/36	2,676	506
15 Year TBA (Ï)
4.500%	85,000	80,883
5.000%	6,560	6,543
5.500%	30,340	30,245
6.000%	26,150	26,330

204	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

30 Year TBA (Ï)
5.000%	234,230	222,054
5.500%	736,017	718,693
6.000%	314,602	314,361
6.500%	23,950	24,272
7.000%	18,905	19,519
Fannie Mae Grantor Trust
Series 1999-T2 Class A1
7.500% due 01/19/39	30	33
Series 2001-T8 Class A2
9.500% due 07/25/41	213	229
Series 2002-T19 Class A1
6.500% due 07/25/42	646	677
Series 2003-T4 Class 2A5
5.407% due 09/26/33	923	821
Fannie Mae REMICS
Series 1996-46 Class ZA
7.500% due 11/25/26	281	296
Series 1997-68 Class SC (Ê)
Interest Only STRIP
4.188% due 05/18/27	85	12
Series 1999-56 Class Z
7.000% due 12/18/29	1,185	1,246
Series 2001-4 Class SA (Ê)
Interest Only STRIP
3.191% due 02/17/31	156	16
Series 2003-21 Class M
5.000% due 02/25/17	487	492
Series 2003-25 Class IK
Interest Only STRIP
7.000% due 04/25/33	340	90
Series 2003-32 Class FH (Ê)
3.659% due 11/25/22	2,724	2,680
Series 2003-32 Class UI
Interest Only STRIP
6.000% due 05/25/33	481	137
Series 2003-33 Class IA
Interest Only STRIP
6.500% due 05/25/33	2,149	555
Series 2003-35 Class FY (Ê)
3.659% due 05/25/18	5,316	5,267
Series 2003-35 Class IU
Interest Only STRIP
6.000% due 05/25/33	511	115
Series 2003-35 Class UI
Interest Only STRIP
6.500% due 05/25/33	492	125

	Principal Amount ($) or Shares	Market Value $
Series 2003-64 Class JI
Interest Only STRIP
6.000% due 07/25/33	530	128
Series 2003-78 Class FI (Ê)
3.659% due 01/25/33	2,788	2,692
Series 2003-82 Class IA
Interest Only STRIP
6.000% due 08/25/32	383	45
Series 2003-82 Class WI
Interest Only STRIP
6.000% due 08/25/32	64	8
Series 2003-122 Class AJ
4.500% due 02/25/28	537	533
Series 2004-21 Class FL (Ê)
3.609% due 11/25/32	1,300	1,256
Series 2004-70 Class EB
5.000% due 10/25/24	3,275	2,971
Series 2005-65 Class FP (Ê)
3.509% due 08/25/35	383	375
Series 2005-69 Class IO (Ê)
Principal Only STRIP
Zero coupon 08/25/35	47	6
Series 2005-79 Class FC (Ê)
3.559% due 02/25/22	3,092	3,051
Series 2005-110 Class MB
5.500% due 09/25/35	2,303	2,338
Series 2006-5 Class 3A2 (Ê)
4.668% due 05/25/35	533	509
Series 2006-22 Class CE
4.500% due 08/25/23	1,895	1,622
Series 2006-48 Class LG
Principal Only STRIP
Zero coupon 06/25/36	791	500
Series 2006-81 Class LF (Ê)
Principal Only STRIP
Zero coupon 09/25/36	151	153
Series 2006-118 Class A1 (Ê)
3.319% due 12/25/36	417	403
Series 2006-118 Class A2 (Ê)
3.267% due 12/25/36	1,494	1,441
Series 2007-27 Class XA (Ê)
Zero coupon 05/25/35	81	83
Series 2007-42 Class LF (Ê)
Zero coupon 05/25/37	294	309
Series 2007-53 Class UF (Ê)
Zero coupon 06/25/37	159	143
Series 2007-56 Class GY (Ê)
Zero coupon 06/25/37	74	80

Russell Strategic Bond Fund	205

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-73 Class A1 (Ê)
3.319% due 07/25/37	4,152	3,790
Series 2008-62 Class DY
4.000% due 07/25/23	6,380	5,600
Series 2008-70 Class BY
4.000% due 08/25/23	5,210	4,560
Fannie Mae Whole Loan
Series 2003-W17 Class 1A6
5.310% due 08/25/33	7,100	7,206
Series 2004-W9 Class 2A1
6.500% due 02/25/44	332	331
Series 2004-W11 Class 1A2
6.500% due 05/25/44	618	648
Series 2004-W11 Class 1A3
7.000% due 05/25/44	830	875
Fannie Mae-Aces
Series 2006-M2 Class A2F
5.259% due 05/25/20	300	282
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2003-58 Class 2A
6.500% due 09/25/43	314	328
Series 2005-63 Class 1A1 (Ê)
4.278% due 02/25/45	144	131
FHA PJ Reilly 67 NCP
7.430% due 01/01/24	60	60
First Franklin Mortgage Loan Asset Backed Certificates (Ê)
Series 2006-FF1 Class A5
3.409% due 12/25/36	4,675	2,509
First Horizon Alternative Mortgage Securities
Series 2004-AA3 Class A1 (Ê)
5.309% due 09/25/34	449	348
Series 2005-AA2 Class 1A1 (Ê)
4.914% due 03/25/35	214	132
Series 2005-AA5 Class 1A1 (Ê)
4.596% due 07/25/35	288	178
Series 2005-AA7 Class 2A1 (Ê)
5.400% due 09/25/35	3,276	2,189
Series 2006-AA5 Class A2 (Ê)
6.518% due 09/25/36	1,719	786
Series 2006-FA3 Class A6
6.000% due 07/25/36	1,940	1,813
First Horizon Asset Securities, Inc.
Series 2003-5 Class 1A17
8.000% due 07/25/33	150	146
Series 2004-AR5 Class 4A1 (Ê)
5.700% due 10/25/34	506	388

	Principal Amount ($) or Shares	Market Value $
Series 2004-AR6 Class 2A1 (Ê)
4.750% due 12/25/34	767	643
Series 2005-AR3 Class 2A1 (Ê)
5.357% due 08/25/35	859	704
Series 2005-AR5 Class 3A1 (Ê)
5.537% due 10/25/35	962	825
Series 2006-AR4 Class 1A3 (Ê)
5.483% due 01/25/37	148	132
First Union - Chase Commercial Mortgage
Series 1999-C2 Class A2
6.645% due 06/15/31	131	130
Freddie Mac
5.500% due 2013	1	1
12.000% due 2013	9	9
12.000% due 2014	12	13
11.000% due 2015	8	9
5.500% due 2016	25	25
6.000% due 2016	107	108
10.000% due 2016	47	54
5.500% due 2017	184	184
8.500% due 2017	36	39
10.500% due 2017	12	14
4.000% due 2018	12,921	12,177
4.500% due 2018	2,489	2,385
5.000% due 2018	4,249	4,190
5.500% due 2018	62	62
4.500% due 2019	393	376
5.000% due 2019	5,694	5,597
5.500% due 2019	177	177
4.500% due 2020	1,963	1,878
5.000% due 2020	12,798	12,538
5.500% due 2020	7,722	7,726
8.000% due 2020	92	98
10.000% due 2020	37	42
11.000% due 2020	37	43
5.000% due 2021	1,200	1,181
10.500% due 2021	21	25
6.500% due 2025	4	4
8.500% due 2025	35	37
5.329% due 2027 (Ê)	22	23
7.000% due 2027	172	177
8.500% due 2027	220	236
6.164% due 2028 (Ê)	19	19
6.276% due 2028 (Ê)	23	23
7.500% due 2028	44	46
6.500% due 2029	123	126
7.500% due 2029	69	73
5.376% due 2030 (Ê)	35	36

206	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.500% due 2030	7	8
7.000% due 2030	41	43
7.500% due 2030	360	380
8.000% due 2030	79	82
8.500% due 2030	126	135
6.500% due 2031	999	1,021
7.000% due 2031	479	491
7.500% due 2031	131	138
8.000% due 2031	255	268
7.000% due 2032	201	207
7.500% due 2032	204	215
4.562% due 2033 (Ê)	638	633
5.000% due 2033	1,215	1,153
5.128% due 2033 (Ê)	97	98
5.500% due 2033	4,359	4,262
6.000% due 2033	110	111
6.500% due 2033	375	381
7.000% due 2033	517	530
7.500% due 2033	89	93
3.926% due 2034 (Ê)	178	180
4.024% due 2034 (Ê)	260	264
4.839% due 2034 (Ê)	2,618	2,677
4.884% due 2034 (Ê)	642	656
5.254% due 2034 (Ê)	1,405	1,402
5.500% due 2034	1,513	1,479
6.000% due 2034	134	135
6.457% due 2034 (Ê)	132	132
4.865% due 2035 (Ê)	3,819	3,822
4.923% due 2035 (Ê)	1,943	1,943
5.000% due 2035	758	719
5.028% due 2035 (Ê)	529	523
6.000% due 2035	712	713
5.000% due 2036	12,130	11,492
5.871% due 2036 (Ê)	1,473	1,498
5.917% due 2036 (Ê)	2,468	2,502
5.969% due 2036 (Ê)	1,824	1,845
6.000% due 2036	321	320
5.000% due 2037	739	700
5.482% due 2037 (Ê)	2,112	2,129
5.500% due 2037	3,705	3,615
5.523% due 2037 (Ê)	6,333	6,407
5.692% due 2037 (Ê)	8,491	8,611
5.697% due 2037 (Ê)	31	32
5.702% due 2037 (Ê)	1,238	1,256
5.732% due 2037 (Ê)	3,294	3,345
5.767% due 2037 (Ê)	2,737	2,776
5.828% due 2037 (Ê)	2,548	2,580
5.844% due 2037 (Ê)	866	877

	Principal Amount ($) or Shares	Market Value $
5.872% due 2037 (Ê)	1,273	1,289
6.000% due 2037	14,991	14,973
6.111% due 2037 (Ê)	5,718	5,811
5.500% due 2038	141,245	137,824
6.000% due 2038	105,531	105,406
15 Year TBA (Ï)
5.500%	49,500	49,268
30 Year TBA (Ï)
5.500%	52,500	51,806
6.000%	21,030	20,962
6.500%	2,000	2,027
Freddie Mac Reference REMICS
Series 2006-R00 Class AK
5.750% due 12/15/18	2,300	2,350
Freddie Mac REMICS
Series 1991-103 Class Z
9.000% due 02/15/21	79	79
Series 1994-167 Class J
6.000% due 04/15/23	112	113
Series 1994-173 Class Z
7.000% due 05/15/24	341	364
Series 1999-212 Class SG (Ê)
Interest Only STRIP
2.625% due 06/17/27	1,509	136
Series 2000-224 Class SC (Ê)
Interest Only STRIP
2.913% due 08/15/30	47	5
Series 2000-226 Class F (Ê)
5.038% due 11/15/30	75	75
Series 2001-229 Class KF (Ê)
3.509% due 07/25/22	1,140	1,132
Series 2001-232 Class ZQ
6.500% due 06/15/31	2,003	2,076
Series 2002-246 Class SJ (Ê)
Interest Only STRIP
3.422% due 03/15/32	193	23
Series 2003-256 Class FJ (Ê)
4.988% due 02/15/33	1,720	1,701
Series 2003-259 Class IQ
Interest Only STRIP
5.000% due 06/15/17	1,132	99
Series 2003-261 Class UI
Interest Only STRIP
6.500% due 05/15/33	84	22
Series 2003-262 Class AB
2.900% due 11/15/14	1,545	1,534
Series 2003-262 Class QH
5.000% due 05/15/33	1,590	1,422
5.000% due 06/15/33	1,625	1,452

Russell Strategic Bond Fund	207

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-264 Class IM
Interest Only STRIP
7.000% due 07/15/33	442	126
Series 2003-266 Class MA
4.500% due 10/15/31	1,067	1,062
Series 2004-275 Class FM (Ê)
4.938% due 12/15/30	262	256
Series 2004-277 Class UF (Ê)
4.888% due 06/15/33	3,122	3,056
Series 2004-281 Class DF (Ê)
5.038% due 06/15/23	746	733
Series 2004-282 Class JE
4.500% due 07/15/19	5,360	4,968
Series 2004-287 Class AL
5.000% due 10/15/24	2,475	2,272
Series 2004-287 Class GC
5.000% due 11/15/29	1,315	1,300
Series 2004-289 Class PC
5.000% due 07/15/30	3,400	3,352
Series 2005-291 Class KP
5.000% due 11/15/29	2,060	2,037
Series 2005-294 Class FA (Ê)
4.758% due 03/15/20	1,377	1,349
Series 2005-299 Class KF (Ê)
4.988% due 06/15/35	608	581
Series 2005-300 Class ED
5.000% due 07/15/25	2,725	2,423
Series 2005-301 Class IM
Interest Only STRIP
5.500% due 01/15/31	1,966	228
Series 2005-302 Class MB
5.000% due 12/15/28	840	843
Series 2005-303 Class AQ
4.500% due 10/15/22	181	181
Series 2005-303 Class XA (Ê)
Zero coupon 09/15/35	351	275
Series 2005-305 Class JF (Ê)
4.888% due 10/15/35	452	443
Series 2005-306 Class PC
5.000% due 02/15/29	3,015	3,023
Series 2006-312 Class HT
5.000% due 03/15/26	3,911	3,445
Series 2006-313 Class FP (Ê)
Zero coupon due 04/15/36	888	834
Series 2006-313 Class X (Ê)
Zero coupon 04/15/36	121	119
Series 2006-314 Class LF (Ê)
4.888% due 05/15/36	522	502

	Principal Amount ($) or Shares	Market Value $
Series 2006-315 Class EQ
5.000% due 05/15/36	1,840	1,624
Series 2006-316 Class X (Ê)
Zero coupon 06/15/36	328	255
Series 2006-317 Class XI (Ê)
Zero coupon 10/15/35	1,796	37
Series 2006-323 Class PA
6.000% due 03/15/26	2,924	2,971
Series 2007-327 Class SX (Ê)
Zero coupon 07/15/36	223	210
Series 2007-327 Class UF (Ê)
Zero coupon 02/15/37	238	228
Series 2007-327 Class WF (Ê)
Zero coupon 09/15/36	140	147
Series 2007-330 Class GL (Ê)
16.500% due 04/15/37	577	832
Series 2007-333 Class AF (Ê)
4.738% due 10/15/20	21,348	20,851
Series 2007-333 Class BF (Ê)
4.738% due 07/15/19	3,463	3,383
Series 2007-333 Class FT (Ê)
4.738% due 08/15/19	15,667	15,304
Series 2007-334 Class FA (Ê)
4.818% due 02/15/19	15,421	14,983
Series 2008-345 Class MB
4.500% due 06/15/23	16,365	14,299
Freddie Mac Strips
Series 1998-191 Class IO
Interest Only STRIP
8.000% due 01/01/28	52	14
Series 1998-194 Class IO
Interest Only STRIP
6.500% due 04/01/28	257	69
Series 2001-212 Class IO
Interest Only STRIP
6.000% due 05/01/31	336	76
Series 2001-215 Class IO
Interest Only STRIP
8.000% due 06/01/31	160	38
GE Capital Commercial Mortgage Corp.
Series 2001-1 Class A2
6.531% due 05/15/33	6,435	6,259
Series 2002-1A Class A3
6.269% due 12/10/35	1,240	1,174
Series 2002-3A Class A1
4.229% due 12/10/37	3,600	3,465

208	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

GE Capital Commercial Mortgage Corp.
Series 2006-C1 Class A4
5.339% due 03/10/44	1,010	790
Ginnie Mae I
11.000% due 2010	5	5
11.000% due 2013	6	6
10.500% due 2015	38	44
11.000% due 2015	2	2
7.000% due 2016	8	8
10.500% due 2016	54	61
11.000% due 2020	31	35
10.500% due 2021	49	53
8.000% due 2022	19	20
10.000% due 2022	79	90
9.500% due 2023	203	224
7.500% due 2024	23	24
8.000% due 2025	11	12
10.000% due 2025	61	70
8.000% due 2030	259	277
7.500% due 2031	51	53
8.000% due 2031	2	2
7.500% due 2032	20	21
8.000% due 2032	13	14
6.000% due 2036	262	263
6.000% due 2037	528	529
30 Year TBA (Ï)
5.500%	5,215	5,114
6.000%	11,370	11,370
Ginnie Mae II
5.125% due 2023 (Ê)	279	281
5.375% due 2023 (Ê)	187	188
5.625% due 2023 (Ê)	30	30
5.125% due 2024 (Ê)	235	237
5.625% due 2024 (Ê)	191	192
5.125% due 2025 (Ê)	10	11
5.375% due 2025 (Ê)	341	344
5.625% due 2025 (Ê)	11	11
5.125% due 2026 (Ê)	100	100
8.500% due 2026	33	35
5.125% due 2027 (Ê)	6	6
5.375% due 2027 (Ê)	139	139
5.625% due 2027 (Ê)	184	185
5.375% due 2028 (Ê)	3	3
5.125% due 2029 (Ê)	240	241
5.375% due 2030 (Ê)	107	108
30 Year TBA (Ï)
6.500%	51,385	51,843

	Principal Amount ($) or Shares	Market Value $
Global Signal Trust (Þ)
Series 2004-2A Class A
4.232% due 12/15/14	2,325	2,271
Series 2006-1 Class B
5.588% due 02/15/36	875	834
Series 2006-1 Class C
5.707% due 02/15/36	970	891
GMAC Mortgage Corp. Loan Trust
Series 2004-JR1 Class A6 (Ê)
3.709% due 12/25/33	1,385	1,333
Series 2005-AR2 Class 4A (Ê)
5.178% due 05/25/35	8,753	6,810
Series 2005-AR6 Class 3A1
5.295% due 11/19/35	3,321	2,758
Goldman Sachs Mortgage Securities Corp. II
Series 2007-GG1 Class A4
5.993% due 08/10/45	6,925	5,209
Government National Mortgage Association
Series 1998-23 Class ZA
6.500% due 09/20/28	1,843	1,892
Series 1999-27 Class SE (Ê)
Interest Only STRIP
4.131% due 08/16/29	186	24
Series 1999-40 Class FE (Ê)
5.019% due 11/16/29	956	961
Series 1999-44 Class SA (Ê)
Interest Only STRIP
4.081% due 12/16/29	274	37
Series 2000-29 Class S (Ê)
Interest Only STRIP
4.223% due 09/20/30	29	3
Series 2001-46 Class SA (Ê)
Interest Only STRIP
3.111% due 09/16/31	28	3
Series 2002-27 Class SA (Ê)
Interest Only STRIP
3.531% due 05/16/32	43	4
Series 2003-5 Class B
4.486% due 10/16/25	795	797
Greenpoint Mortgage Funding Trust (Ê)
Series 2006-AR5 Class A1A
3.339% due 10/25/46	1,779	1,532
Series 2006-AR6 Class A1A
3.339% due 10/25/46	1,286	1,100
Series 2006-AR8 Class 1A1A
3.339% due 01/25/47	681	644

Russell Strategic Bond Fund	209

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Greenpoint Mortgage Pass-Through Certificates (Ê)
Series 2003-1 Class A1
5.454% due 10/25/33	1,300	1,200
Greenwich Capital Commercial Funding Corp.
Interest Only STRIP
Series 2002-C1 Class XP (Þ)
2.217% due 01/11/35	11,567	228
Series 2003-C2 Class A2
4.022% due 01/05/36	2,247	2,199
Series 2004-GG1 Class A7
5.317% due 06/10/36	6,065	5,211
Series 2005-GG5 Class A41
5.243% due 04/10/37	3,720	3,335
Series 2006-GG7 Class A4
5.914% due 07/10/38	3,205	2,556
Series 2007-GG9 Class A4
5.444% due 03/10/39	3,810	2,841
GS Mortgage Securities Corp. II
Series 2004-GG2 Class A3
4.602% due 08/10/38	590	579
Series 2006-GG6 Class A4
5.553% due 04/10/38	5,030	4,000
Series 2006-GG8 Class AAB
5.535% due 11/10/39	2,735	2,212
Series 2007-EOP Class A1 (Ê)(Þ)
4.135% due 03/06/20	2,430	2,049
GSMPS Mortgage Loan Trust (Þ)
Series 1998-1 Class A
8.000% due 09/19/27	148	154
Series 1998-3 Class A
7.750% due 09/19/27	152	151
Series 1999-3 Class A
8.000% due 08/19/29	366	402
Series 2005-RP1 Class 1A3
8.000% due 01/25/35	1,424	1,441
Series 2005-RP1 Class 1A4
8.500% due 01/25/35	1,041	1,071
Series 2006-RP1 Class 1A2
7.500% due 01/25/36	863	846
Series 2006-RP1 Class 1A3
8.000% due 01/25/36	497	491
GSR Mortgage Loan Trust
Series 2004-7 Class 1A1
4.513% due 06/25/34	561	481
Series 2004-11 Class 1A1
4.949% due 09/25/34	392	325

	Principal Amount ($) or Shares	Market Value $
Series 2004-12 Class 2A3
6.099% due 12/25/34	439	324
Series 2005-AR6 Class 2A1 (Ê)
4.539% due 09/25/35	4,761	3,773
Series 2005-AR7 Class 6A1
5.248% due 11/25/35	3,012	2,509
Series 2006-1F Class 5A2
6.000% due 02/25/36	701	512
Series 2006-OA1 Class 2A1 (Ê)
3.449% due 08/25/46	2,134	1,273
Series 2007-AR1 Class B1
5.887% due 03/25/37	2,279	507
Harborview Mortgage Loan Trust
Series 2005-2 Class 2A1A (Ê)
4.498% due 05/19/35	201	120
Series 2005-4 Class 3A1
5.146% due 07/19/35	2,145	1,598
Series 2005-5 Class 2A1B (Ê)
4.568% due 07/19/45	430	227
Series 2005-10 Class 2A1A (Ê)
4.588% due 11/19/35	2,388	1,412
Series 2005-10 Class 2A1B (Ê)
4.658% due 11/19/35	10,419	4,356
Series 2005-14 Class 3A1A
5.301% due 12/19/35	863	783
Series 2005-14 Class 5A1A
5.738% due 12/19/35	4,225	2,586
Series 2005-15 Class 2A11 (Ê)
4.548% due 10/20/45	1,462	843
Series 2005-16 Class 2A1A (Ê)
4.518% due 01/19/36	517	301
Series 2005-16 Class 3A1A (Ê)
4.528% due 01/19/36	6,954	3,961
Series 2005-16 Class 3A1B (Ê)
4.618% due 01/19/36	1,003	433
Series 2006-1 Class 2A1A (Ê)
4.518% due 03/19/37	1,809	994
Series 2006-7 Class 2A1A (Ê)
4.478% due 09/19/46	1,877	996
Series 2006-9 Class 2A1A (Ê)
4.488% due 11/19/36	2,611	1,438
Series 2006-10 Class 2A1A (Ê)
4.458% due 11/19/36	3,028	1,690
Series 2006-10 Class 2A1B (Ê)
4.518% due 11/19/36	2,717	1,065
Series 2006-12 Class 2A2A (Ê)
4.468% due 01/19/38	15,326	8,187
Series 2006-12 Class 2A2B (Ê)
4.528% due 01/19/38	5,448	1,835

210	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-14 Class 2A1A (Ê)
4.428% due 03/19/38	7,496	4,033
Series 2006-14 Class 2A1B (Ê)
4.478% due 03/19/38	2,062	801
Series 2007-1 Class 2A1A (Ê)
3.160% due 04/19/38	1,853	1,026
Impac Secured Assets CMN Owner Trust (Ê)
Series 2005-2 Class A1
3.579% due 03/25/36	1,127	756
Series 2006-4 Class A2A
3.339% due 01/25/37	320	302
Indymac Index Mortgage Loan Trust
Series 2004-AR1 Class 2A
5.048% due 12/25/34	126	94
Series 2005-AR1 Class 4A1
5.358% due 08/25/35	3,316	2,404
Series 2005-AR1 Class A1
5.425% due 09/25/35	3,838	2,441
Series 2005-AR2 Class 1A21
5.814% due 12/25/35	1,009	594
Series 2005-AR3 Class 1A1
5.226% due 01/25/36	1,333	980
Series 2006-AR1 Class 1A1A (Ê)
3.349% due 11/25/46	372	349
Series 2006-AR1 Class 1A4A (Ê)
3.429% due 11/25/46	8,511	4,959
Series 2006-AR2 Class A2 (Ê)
3.339% due 11/25/36	1,355	1,288
Series 2006-AR3 Class 2A1A (Ê)
3.429% due 01/25/37	9,381	4,727
Series 2006-AR4 Class A1B (Ê)
3.559% due 05/25/46	6,893	2,832
Series 2006-AR7 Class 1A1
6.124% due 05/25/36	2,212	1,396
Series 2006-AR9 Class 1A1
5.989% due 06/25/36	10,153	6,508
Series 2007-AR5 Class 1A1
6.302% due 05/25/37	10,138	6,370
Series 2007-AR5 Class 2A1
6.076% due 05/25/37	4,299	2,803
JP Morgan Alternative Loan Trust
Series 2006-S1 Class 3A1A
5.350% due 03/25/36	452	440
Series 2007-A2 Class 12A2 (Ê)
3.359% due 06/25/37	6,279	5,384
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2002-C1 Class A3
5.376% due 07/12/37	6,150	5,604

	Principal Amount ($) or Shares	Market Value $
Series 2002-C2 Class A2
5.050% due 12/12/34	12,000	10,667
Series 2003-C1 Class A2
4.985% due 01/12/37	3,703	3,262
Series 2004-LN2 Class A1
4.475% due 07/15/41	4,378	4,056
Series 2005-LDP Class A3A1
4.871% due 10/15/42	4,125	3,764
Series 2005-LDP Class A4
4.918% due 10/15/42	1,595	1,259
5.345% due 12/15/44	7,280	5,838
Series 2006-CB1 Class A4
5.552% due 05/12/45	3,960	3,040
Series 2006-LDP Class A3
5.336% due 05/15/47	5,735	4,126
Series 2006-LDP Class A3B
5.447% due 05/15/45	3,675	3,026
Series 2006-LDP Class A4
6.065% due 04/15/45	5,405	4,289
5.399% due 05/15/45	3,705	2,809
Series 2006-LDP Class AJ
6.065% due 04/15/45	1,505	937
Series 2007-CB1 Class A4
5.440% due 06/12/47	7,000	5,155
Series 2007-CB2 Class A4
5.794% due 02/12/51	6,270	4,657
Series 2007-CB2 Class AJ
6.303% due 02/12/51	1,300	721
Series 2007-LD1 Class A4
6.007% due 06/15/49	4,919	3,708
5.882% due 02/15/51	400	300
Series 2007-LDP Class A3
5.420% due 01/15/49	5,350	3,943
Series 2008-C2 Class E (Þ)
6.799% due 02/12/51	3,541	1,411
Series 2008-C2 Class F (Þ)
6.799% due 02/12/51	2,044	757
JP Morgan Mortgage Trust
Series 2005-A1 Class 4A1 (Ê)
4.776% due 02/25/35	2,393	2,036
Series 2005-A1 Class 6T1 (Ê)
5.021% due 02/25/35	991	824
Series 2005-A4 Class 1A1
5.397% due 07/25/35	2,235	1,842
Series 2005-A4 Class 2A1
5.061% due 07/25/35	6,033	5,480
Series 2005-A6 Class 1A2
5.140% due 09/25/35	2,650	2,006

Russell Strategic Bond Fund	211

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-A8 Class 1A1
5.402% due 11/25/35	6,744	5,641
Series 2006-A6 Class 1A2
6.043% due 10/25/36	570	484
Series 2007-A1 Class 1A1 (Ê)
4.200% due 07/25/35	846	703
Series 2007-A1 Class 2A2 (Ê)
4.746% due 07/25/35	1,494	1,285
Series 2007-A1 Class 4A2 (Ê)
4.069% due 07/25/35	806	672
Series 2007-A1 Class 5A2 (Ê)
4.766% due 07/25/35	760	644
Series 2007-A1 Class B1
4.813% due 07/25/35	158	92
LB-UBS Commercial Mortgage Trust
Series 2000-C5 Class A2
6.510% due 12/15/26	340	333
Series 2001-C2 Class A2
6.653% due 11/15/27	14,645	14,304
Series 2002-C1 Class A4
6.462% due 03/15/31	65	62
Series 2002-C2 Class F
5.794% due 07/15/35	939	760
Series 2002-C2 Class G
5.873% due 07/15/35	1,433	1,149
Series 2002-C4 Class A5
4.853% due 09/15/31	1,000	886
Series 2003-C8 Class A2
4.207% due 11/15/27	212	205
Series 2006-C1 Class A4
5.156% due 02/15/31	4,500	3,479
Series 2006-C3 Class A4
5.661% due 03/15/39	3,130	2,482
Series 2006-C4 Class A4
6.080% due 06/15/38	2,975	2,382
Series 2007-C1 Class A3
5.398% due 02/15/40	3,355	2,649
Series 2007-C1 Class A4
5.424% due 02/15/40	500	370
Series 2007-C6 Class A4
6.271% due 07/15/40	3,990	3,008
Series 2007-C7 Class A3
5.866% due 09/15/45	5,490	4,125
Series 2008-C1 Class AJ
6.317% due 04/15/41	2,523	1,379
Lehman Brothers Floating Rate Commercial Mortgage Trust (Ê)(Å)(Ø)
Series 2006-LLF Class A1
5.448% due 09/15/21	149	127

	Principal Amount ($) or Shares	Market Value $
Series 2006-LLF Class A2
5.440% due 09/15/21	2,254	1,874
Lehman Mortgage Trust
Series 2005-2 Class 2A3
5.500% due 12/25/35	1,115	1,014
Series 2005-3 Class 1A3 (Ø)
5.500% due 01/25/36	5,359	4,988
Series 2006-8 Class 2A1 (Ê)(Ø)
3.680 12/25/36	9,897	7,569
Lehman XS Trust (Ê)
Series 2005-5N Class 1A1
3.559% due 11/25/35	775	451
Series 2005-5N Class 3A1A
3.559% due 11/25/35	2,478	1,453
Series 2005-9N Class 1A1 (Ø)
2.742% due 02/25/36	1,456	850
Series 2006-16N Class A4A (Ø)
2.662% due 11/25/46	4,390	2,392
Series 2007-16N Class 2A2 (Ø)
4.110% due 09/25/47	14,277	7,522
Series 2007-4N Class 3A2A (Ø)
3.410% due 03/25/47	7,966	4,030
Luminent Mortgage Trust (Ê)
Series 2006-1 Class A1
3.499% due 04/25/36	1,883	1,020
Series 2006-1 Class A2
3.579% due 04/25/36	8,942	3,365
Series 2006-3 Class 12A2
3.519% due 05/25/36	6,562	2,228
Series 2006-5 Class A1A
3.449% due 07/25/36	3,267	1,751
Series 2006-6 Class A1
3.459% due 10/25/46	1,536	868
Mastr Adjustable Rate Mortgages Trust
Series 2004-10 Class 2A2
6.042% due 10/25/34	12	8
Series 2004-13 Class 3A4 (Ê)
3.788% due 11/21/34	1,242	1,221
Series 2005-1 Class B1
5.464% due 03/25/35	1,158	683
Series 2005-6 Class 7A1 (Ê)
5.335% due 06/25/35	598	474
Series 2005-7 Class 2A2
5.357% due 09/25/35	2,231	1,731
Series 2006-1 Class I2A3 (Ê)
4.055% due 01/25/47	4,256	2,129
Series 2006-2 Class 3A1
4.847% due 01/25/36	673	579

212	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-2 Class 4A1
4.981% due 02/25/36	5,580	4,479
Series 2006-OA2 Class 4A1A (Ê)
3.705% due 12/25/46	4,682	2,935
Series 2006-OA2 Class 4A1B (Ê)
4.055% due 12/25/46	14,576	6,514
Series 2007-3 Class 22A1 (Ê)
3.369% due 05/25/47	1,366	1,329
Mastr Alternative Loans Trust
Series 2003-2 Class 6A1
6.000% due 03/25/33	630	548
Series 2003-4 Class B1
5.685% due 06/25/33	1,717	1,390
Series 2003-6 Class 3A1
8.000% due 09/25/33	102	102
Series 2004-10 Class 5A6
5.750% due 09/25/34	2,220	1,838
Series 2005-3 Class 7A1
6.000% due 04/25/35	2,321	1,971
Mastr Asset Securitization Trust
Series 2003-7 Class 4A35 (Ê)
3.659% due 09/25/33	2,807	2,658
Series 2003-11 Class 6A8
3.759% due 12/25/33	3,784	3,507
Series 2004-4 Class 2A2 (Ê)
3.709% due 04/25/34	784	762
Series 2005-2 Class 1A1
5.250% due 11/25/35	1,170	980
Mastr Reperforming Loan Trust (Þ)
Series 2005-1 Class 1A5
8.000% due 08/25/34	927	960
Series 2005-2 Class 1A4
8.000% due 05/25/35	1,607	1,676
Mastr Specialized Loan Trust (Þ)
Series 2005-2 Class A2
5.006% due 07/25/35	578	424
Mellon Residential Funding Corp. (Ê)
Series 2000-TBC Class A1
2.938% due 06/15/30	953	898
Merrill Lynch Floating Trust (Ê)(Þ)
Series 2006-1 Class A1
4.630% due 06/15/22	3,097	2,607
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A8 Class A1B1
5.250% due 08/25/36	1,085	1,046
Series 2005-A10 Class A (Ê)
3.469% due 02/25/36	685	529

	Principal Amount ($) or Shares	Market Value $
Merrill Lynch Mortgage Trust
Series 2002-MW1 Class J (Þ)
5.695% due 07/12/34	550	333
Series 2004-MKB Class A2
4.353% due 02/12/42	2,134	2,075
Series 2005-CIP Class AM
5.107% due 07/12/38	2,050	1,407
Series 2006-C1 Class ASB
5.841% due 05/12/39	215	178
Series 2008-C1 Class A4
5.690% due 02/12/51	785	581
Series 2008-C1 Class AJ
6.461% due 02/12/51	3,245	1,803
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-6 Class A4
5.485% due 03/12/51	900	665
Series 2007-8 Class A3
6.156% due 08/12/49	1,100	840
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2
3.551% due 04/25/29	248	203
Series 2005-2 Class 3A
4.207% due 10/25/35	266	241
Series 2005-3 Class 5A
3.509% due 11/25/35	1,220	1,058
Morgan Stanley Capital I
Series 1999-FNV Class G (Þ)
6.120% due 03/15/31	630	619
Series 1999-LIF Class A2
7.110% due 04/15/33	654	651
Series 2005-HQ7 Class A4
5.378% due 11/14/42	4,000	3,268
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	4,115	3,549
Series 2006-HQ1 Class A4
5.328% due 11/12/41	1,975	1,496
Series 2006-HQ8 Class A4
5.560% due 03/12/44	4,790	3,772
Series 2006-HQ9 Class A4
5.731% due 07/12/44	4,089	3,210
Series 2007-HQ1 Class D (Þ)
6.487% due 12/15/44	2,092	747
Series 2007-IQ1 Class A2
5.610% due 04/15/49	5,000	4,339
Series 2007-IQ1 Class A4
5.809% due 12/12/49	8,460	6,320
Series 2007-T27 Class A4
5.803% due 06/13/42	1,096	835

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Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2008-T29 Class A4
6.458% due 01/11/43	4,500	3,489
Morgan Stanley Dean Witter Capital I (Þ)
Series 2001-TOP Class E
7.591% due 02/15/33	280	218
Morgan Stanley Mortgage Loan Trust
Series 2006-2 Class 6A
6.500% due 02/25/36	2,855	1,645
MortgageIT Trust (Ê)
Series 2006-1 Class 2A1B
3.539% due 04/25/36	3,781	1,477
New Century Alternative Mortgage Loan Trust (Ê)
Series 2006-ALT Class AV1
3.319% due 07/25/36	664	647
Nomura Asset Acceptance Corp.
Series 2005-WF1 Class 2A2
4.786% due 03/25/35	1,889	1,812
Series 2006-AF2 Class 1A1 (Ê)
3.359% due 08/25/36	1,865	1,714
Series 2006-AP1 Class A2
5.515% due 01/25/36	7,075	5,374
Nomura Asset Securities Corp.
Series 1998-D6 Class A1B
6.590% due 03/15/30	38	38
Prime Mortgage Trust
Series 2004-CL1 Class 1A1
6.000% due 02/25/34	343	308
Series 2004-CL1 Class 1A2 (Ê)
3.659% due 02/25/34	158	143
Series 2004-CL1 Class 2A2 (Ê)
3.659% due 02/25/19	39	37
RESI Finance, LP (Ê)(Þ)
Series 2007-B Class B5
5.660% due 04/15/39	2,787	836
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A1
4.600% due 04/25/34	1,214	1,070
Series 2004-QS5 Class A6 (Ê)
3.859% due 04/25/34	413	366
Series 2004-QS8 Class A4 (Ê)
3.659% due 06/25/34	2,509	2,202
Series 2005-QA1 Class A41
5.665% due 09/25/35	1,437	956
Series 2005-QA8 Class NB3
4.159% due 07/25/35	2,006	1,658
Series 2005-QO4 Class 2A1 (Ê)
3.539% due 12/25/45	2,441	1,392

	Principal Amount ($) or Shares	Market Value $
Series 2005-QO5 Class A1 (Ê)
3.855% due 01/25/46	5,563	2,949
Series 2005-QS1 Class 2A1
6.000% due 09/25/35	4,401	3,518
Series 2005-QS1 Class 2A3
5.750% due 09/25/35	13,437	11,434
Series 2006-QO1 Class 1A1 (Ê)
3.519% due 02/25/46	539	220
Series 2006-QO1 Class 2A1 (Ê)
3.529% due 02/25/46	642	355
Series 2006-QO1 Class A1 (Ê)
3.419% due 01/25/37	790	466
Series 2006-QO1 Class A2 (Ê)
3.459% due 01/25/37	5,268	1,974
Series 2006-QO4 Class 2A2 (Ê)
3.499% due 04/25/46	1,247	439
Series 2006-QO5 Class 2A2 (Ê)
3.489% due 05/25/46	12,430	5,070
Series 2006-QS4 Class A11
6.000% due 04/25/36	1,129	654
Series 2006-QS6 Class 1A13
6.000% due 06/25/36	4,081	3,501
Series 2007-QH9 Class A1
5.895% due 11/25/37	15,403	9,306
Series 2007-QO4 Class A1 (Ê)
3.459% due 05/25/47	9,532	5,103
Series 2007-QS6 Class A1 (Ê)
3.589% due 04/25/37	17,874	7,646
Residential Asset Mortgage Products, Inc.
Series 2004-SL1 Class A3
7.000% due 11/25/31	59	60
Series 2004-SL4 Class A3
6.500% due 07/25/32	366	316
Residential Asset Securitization Trust
Series 2003-A15 Class 1A2 (Ê)
3.709% due 02/25/34	2,844	2,527
Series 2007-A5 Class 2A3
6.000% due 05/25/37	1,856	1,297
Series 2007-A9 Class A6
6.250% due 08/25/13	11,926	9,831
Residential Funding Mortgage Securities I
Series 2003-S5 Class 1A2 (Ê)
3.709% due 11/25/18	1,152	1,150
Series 2003-S14 Class A5 (Ê)
3.659% due 07/25/18	2,359	2,089
Series 2003-S20 Class 1A7 (Ê)
3.759% due 12/25/33	317	306

214	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-SA4 Class 1A21
5.207% due 09/25/35	2,269	1,809
Series 2005-SA4 Class 2A1
5.202% due 09/25/35	3,926	3,295
Series 2005-SA4 Class 2A2
5.180% due 09/25/35	4,437	3,631
Series 2006-SA3 Class 3A1
6.035% due 09/25/36	1,690	1,302
Series 2006-SA4 Class 2A1
6.127% due 11/25/36	1,138	834
Series 2007-S5 Class A9
6.000% due 05/25/37	875	573
Series 2007-S9 Class 1A1
6.000% due 10/25/37	4,667	3,917
SBA CMBS Trust (Þ)
Series 2006-1A Class B
5.451% due 11/15/36	3,555	3,306
Sequoia Mortgage Trust (Ê)
Series 2004-3 Class A
3.635% due 04/20/34	2,266	1,767
Small Business Administration Participation Certificates
Series 2004-20F Class 1
5.520% due 06/01/24	284	285
Specialty Underwriting & Residential Finance (Ê)
Series 2006-BC3 Class M2
3.549% due 06/25/37	1,485	102
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-5 Class 3A1
4.380% due 05/25/34	2,570	1,881
Series 2004-12 Class 3A2
5.250% due 09/25/34	1,125	772
Series 2004-16 Class 3A1
5.450% due 11/25/34	4,885	3,696
Series 2004-18 Class 5A
5.500% due 12/25/34	549	464
Series 2004-20 Class 3A1
5.355% due 01/25/35	2,379	1,630
Series 2005-17 Class 3A1
5.535% due 08/25/35	54	41
Series 2005-19X Class 1A1 (Ê)
3.579% due 10/25/35	704	401
Series 2005-21 Class 7A1
6.011% due 11/25/35	18,458	11,669
Series 2005-22 Class 4A2
5.371% due 12/25/35	168	75

	Principal Amount ($) or Shares	Market Value $
Series 2006-1 Class 2A3
5.633% due 02/25/36	1,692	912
Series 2006-1 Class 5A2
5.250% due 02/25/36	7,000	5,341
Series 2006-5 Class 2A1
5.938% due 06/25/36	6,160	4,346
Series 2006-5 Class 5A4
5.519% due 06/25/36	380	180
Series 2006-12 Class 2A1
5.910% due 01/25/37	5,685	3,754
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2005-AR5 Class A3
4.528% due 07/19/35	377	310
Series 2005-AR6 Class 2A1
3.569% due 09/25/45	1,134	612
Series 2005-AR8 Class A2
4.335% due 02/25/36	3,321	2,245
Series 2006-AR1 Class 2A1
3.489% due 02/25/36	947	535
Series 2006-AR1 Class 3A1
3.489% due 02/25/36	705	380
Series 2006-AR2 Class A2
3.569% due 02/25/36	352	135
Series 2006-AR3 Class 3A1
3.449% due 02/25/36	757	406
Series 2006-AR6 Class 1A2
3.489% due 07/25/36	7,730	2,904
Series 2006-AR6 Class 1A3
3.449% due 07/25/46	1,649	758
Series 2006-AR7 Class A12
3.509% due 08/25/36	5,503	2,114
Series 2006-AR8 Class A1A
3.459% due 10/25/36	8,438	4,689
Series 2007-AR1 Class 1A2
3.459% due 01/25/37	5,976	1,955
Series 2007-AR4 Class A4A
3.439% due 09/25/47	7,224	3,780
Series 2007-AR6 Class A1
4.355% due 08/25/47	14,467	7,116
Structured Asset Securities Corp.
Series 2002-22H Class 1A
6.936% due 11/25/32	96	87
Series 2003-26A Class 3A4
4.956% due 09/25/33	17	17
Series 2003-26A Class 3A5
4.956% due 09/25/33	3,000	2,626
Series 2004-12H Class 1A
6.000% due 05/25/34	404	365

Russell Strategic Bond Fund	215

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Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-21X Class 1A3
4.440% due 12/25/34	2,848	2,746
Series 2005-6 Class B2
5.339% due 05/25/35	371	118
Thornburg Mortgage Securities Trust (Ê)
Series 2003-2 Class A1
3.939% due 04/25/43	1,046	992
Series 2006-5 Class A1
3.379% due 09/25/46	5,801	5,258
Series 2006-6 Class A1
3.369% due 11/25/46	1,627	1,475
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16 Class A2
4.380% due 10/15/41	4,625	4,450
Series 2005-C20 Class A4
5.285% due 07/15/42	5,000	4,778
Series 2005-C21 Class A4
5.384% due 10/15/44	5,500	4,489
Series 2006-C28 Class A2
5.500% due 10/15/48	2,140	1,921
Series 2006-C29 Class E
5.516% due 11/15/48	2,682	1,247
Series 2006-WL7 Class A1 (Ê)(Þ)
4.650% due 09/15/21	12,557	10,808
Series 2007-C31 Class A2
5.421% due 04/15/47	5,000	4,314
Series 2007-C31 Class A4
5.509% due 04/15/47	600	440
Series 2007-WHL Class A1 (Ê)(Þ)
4.640% due 06/15/20	3,222	2,727
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2005-4 Class CB11
5.500% due 06/25/35	1,200	876
Series 2005-9 Class 3CB
5.500% due 10/25/20	696	590
Series 2006-5 Class 3A2
6.000% due 07/25/36	500	469
Series 2006-AR2 Class A1A (Ê)
3.795% due 04/25/46	1,811	960
Series 2006-AR8 Class 2A (Ê)
3.705% due 10/25/46	3,031	1,444
Series 2006-AR9 Class 2A (Ê)
3.695% due 11/25/46	3,350	1,548
Series 2007-OA1 Class 2A (Ê)
3.575% due 12/25/46	23,478	10,965

	Principal Amount ($) or Shares	Market Value $
Series 2007-OA1 Class CA1B (Ê)
3.459% due 12/25/46	6,913	2,208
Series 2007-OA1 Class CA1C (Ê)
3.459% due 12/25/46	3,455	827
Washington Mutual Mortgage Pass Through Certificates
Series 2002-AR9 Class 1A (Ê)
4.255% due 08/25/42	223	198
Series 2003-S9 Class A2 (Ê)
3.809% due 10/25/33	3,097	2,950
Series 2004-AR1 Class A
4.229% due 03/25/34	260	238
Series 2004-AR3 Class A2
4.243% due 06/25/34	3,387	2,990
Series 2004-CB3 Class 1A
6.000% due 10/25/34	360	317
Series 2005-AR1 Class 1A1
4.833% due 10/25/35	2,312	1,961
Series 2005-AR1 Class A1A (Ê)
3.579% due 08/25/45	1,179	689
Series 2005-AR1 Class A1A1 (Ê)
3.549% due 10/25/45	3,629	2,057
3.519% due 11/25/45	13,345	7,784
3.529% due 12/25/45	426	246
Series 2005-AR1 Class A1A2 (Ê)
3.554% due 11/25/45	1,033	603
3.549% due 12/25/45	1,676	1,033
Series 2005-AR1 Class A1B1 (Ê)
3.549% due 08/25/45	18	18
3.519% due 10/25/45	83	81
3.509% due 11/25/45	309	285
3.509% due 12/25/45	268	235
Series 2005-AR6 Class B3 (Ê)
3.919% due 04/25/45	1,750	262
Series 2005-AR8 Class 2A1A (Ê)
3.549% due 07/25/45	1,006	617
Series 2005-AR8 Class 2AB3 (Ê)
3.619% due 07/25/45	654	251
Series 2006-AR1 Class 1A1
5.931% due 09/25/36	1,772	1,308
Series 2006-AR1 Class 1A4
5.647% due 11/25/36	7,691	5,671
Series 2006-AR1 Class 2A (Ê)
4.198% due 09/25/46	559	363
Series 2006-AR1 Class 3A1A (Ê)
3.775% due 09/25/46	1,457	708
Series 2006-AR2 Class 1A1
5.297% due 03/25/37	11,008	8,757

216	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-AR7 Class 2A (Ê)
3.835% due 07/25/46	9,924	4,758
Series 2006-AR8 Class 1A5
5.877% due 08/25/46	288	139
Series 2006-AR8 Class 2A3 (Ê)
6.128% due 08/25/46	193	97
Series 2007-HY2 Class 3A1
5.923% due 09/25/36	6,676	5,065
Series 2007-HY3 Class 4A1
5.348% due 03/25/37	9,058	6,638
Series 2007-HY3 Class 4B1
5.348% due 03/25/37	1,768	835
Series 2007-HY4 Class 1A1 (Ê)
5.542% due 04/25/37	2,249	1,453
Series 2007-OA2 Class 1A (Ê)
3.555% due 03/25/47	2,348	1,078
Wells Fargo Alternative Loan Trust
Series 2007-PA2 Class 1A1
6.000% due 06/25/37	2,676	1,684
Series 2007-PA6 Class A1
6.602% due 12/26/37	13,614	8,510
Wells Fargo Mortgage Backed Securities Trust
Series 2004-AA Class A1 (Ê)
4.992% due 12/25/34	2,106	1,782
Series 2004-CC Class A1 (Ê)
4.950% due 01/25/35	3,419	2,882
Series 2004-E Class A2 (Ê)
4.500% due 05/25/34	495	404
Series 2004-EE Class 2A1 (Ê)
4.109% due 12/25/34	172	151
Series 2004-I Class 1A1
6.317% due 07/25/34	1,541	1,399
Series 2004-O Class A1 (Ê)
4.891% due 08/25/34	2,001	1,674
Series 2004-T Class A1 (Ê)
5.172% due 09/25/34	369	305
Series 2005-12 Class 1A7
5.500% due 11/25/35	2,182	1,871
Series 2005-14 Class 2A1
5.500% due 12/25/35	3,673	3,222
Series 2005-17 Class 1A1
5.500% due 01/25/36	4,324	3,793
Series 2005-17 Class 1A2
5.500% due 01/25/36	1,502	1,288
Series 2005-18 Class 1A1
5.500% due 01/25/36	8,316	6,879
Series 2005-AR2 Class 2A2 (Ê)
4.549% due 03/25/35	136	110

	Principal Amount ($) or Shares	Market Value $
Series 2005-AR6 Class A1 (Ê)
5.035% due 04/25/35	9,727	7,695
Series 2006-2 Class 2A3
5.500% due 03/25/36	3,872	3,702
Series 2006-2 Class 3A1
5.750% due 03/25/36	10,834	7,878
Series 2006-4 Class 1A8
5.750% due 04/25/36	915	827
Series 2006-4 Class 2A3
5.750% due 04/25/36	786	486
Series 2006-7 Class 2A1
6.000% due 06/25/36	2,616	1,934
Series 2006-9 Class 1A14
6.000% due 08/25/36	848	763
Series 2006-AR1 Class 1A2 (Ê)
6.030% due 09/25/36	842	496
Series 2006-AR1 Class 2A2
5.714% due 11/25/36	795	591
Series 2006-AR1 Class 2A4 (Ê)
6.085% due 10/25/36	1,301	835
Series 2006-AR1 Class 5A1 (Ê)
5.594% due 07/25/36	1,911	1,416
Series 2006-AR1 Class A1
5.630% due 12/25/36	4,834	3,696
Series 2006-AR1 Class A7
5.511% due 08/25/36	3,551	1,819
Series 2006-AR2 Class 2A1
4.950% due 03/25/36	3,022	2,346
Series 2006-AR4 Class 1A1 (Ê)
5.855% due 04/25/36	2,650	2,007
Series 2006-AR4 Class 2A1 (Ê)
5.774% due 04/25/36	4,467	3,587
Series 2006-AR5 Class 2A1 (Ê)
5.539% due 04/25/36	538	405
Series 2006-AR6 Class 7A1 (Ê)
5.113% due 03/25/36	11,732	9,636
Series 2007-8 Class 1A16
6.000% due 07/25/37	953	743
Series 2007-10 Class 2A5
6.250% due 07/25/37	2,439	2,159
Series 2007-14 Class 1A1
6.000% due 10/25/37	6,033	5,003
Zuni Mortgage Loan Trust (Ê)
Series 2006-OA1 Class A1
3.389% due 08/25/36	2,051	1,964

		4,814,784

Russell Strategic Bond Fund	217

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Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Municipal Bonds - 0.4%
Badger TOB Asset Securitization Corp. Revenue Bonds
6.375% due 06/01/32	1,500	1,343
Chicago Transit Authority Revenue Bonds
6.300% due 12/01/21	500	462
6.899% due 12/01/40	5,200	4,700
City of Colorado Springs Colorado Revenue Bonds
5.000% due 11/15/33	200	187
Massachusetts Educational Financing Authority (Ê)
Series 2008-1 Class A1
2.864% due 10/25/38	5,332	5,332
Michigan State University Revenue Bonds (Ê)(µ)
2.509% due 02/15/37	5,460	2,733
New Jersey Economic Development Authority Revenue Bonds
5.750% due 06/15/34	980	735
San Diego Tobacco Settlement Revenue Funding Corp. Revenue Bonds
7.125% due 06/01/32	1,165	994
State of California General Obligation Unlimited
5.000% due 02/01/33	345	307
State of Texas General Obligation Unlimited
4.750% due 04/01/35	700	616
Tobacco Settlement Authority of Iowa Revenue Bonds
6.500% due 06/01/23	450	376
Tobacco Settlement Finance Authority of West Virginia Revenue Bonds
7.467% due 06/01/47	6,540	4,249
Tobacco Settlement Financing Corp. Revenue Bonds
5.500% due 06/01/26	1,500	1,565
University of Arkansas Revenue Bonds (µ)
5.000% due 11/01/31	500	459
West Virginia Economic Development Authority Revenue Bonds (µ)
5.370% due 07/01/20	265	235

		24,293

	Principal Amount ($) or Shares		Market Value $
Non-US Bonds - 0.7%
Bombardier, Inc. (Å)
7.250% due 11/15/16	EUR	500	401
Brazilian Government International Bond
12.500% due 01/05/22	BRL	2,500	1,570
10.250% due 01/10/28	BRL	15,910	7,268
Bundesrepublik Deutschland
Series 08
4.250% due 07/04/18	EUR	6,415	8,390
Byggingarsjodur Verkamanna
Series 2
3.750% due 04/15/34	ISK	357,760	2,922
Series 3
3.750% due 06/15/44	ISK	666,113	5,033
Colombia Government International Bond
9.850% due 06/28/27	COP	1,735,000	668
Federative Republic of Brazil
10.250% due 01/10/28	BRL	2,600	834
Hellas Telecommunications Luxembourg V (Ê)
Series REGS
8.818% due 10/15/12	EUR	1,875	1,243
Ineos Group Holdings PLC
Series REGS
7.875% due 02/15/16	EUR	1,250	550
Quebecor World Capital Corp. (Ø)
6.125% due 11/15/13	CAD	1,955	176
Red Arrow International Leasing PLC
8.375% due 06/30/12	RUB	107	4
Republic of Colombia
9.850% due 06/28/27	COP	615,000	237
Rhodia SA (Ê)
Series REGS
8.068% due 10/15/13	EUR	1,500	1,214
TELUS Corp. Series CD
4.950% due 03/15/17	CAD	1,290	859
UBS AG
Zero coupon due 12/31/17	BRL	4,690	2,668
United Kingdom Gilt
5.000% due 09/07/14	GBP	2,068	3,487
United Kingdom Treasury Gilt Bonds
5.000% due 03/07/18	GBP	4,449	7,414

			44,938

218	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United States Government Agencies - 0.5%
Fannie Mae (Ñ)
5.250% due 08/01/12	2,650	2,649
3.875% due 07/12/13	5,535	5,469
Federal Home Loan Mortgage Corp.
5.750% due 06/27/16	1,145	1,101
5.000% due 12/14/18 (Ñ)	6,200	5,632
Federal National Mortgage Association (Ñ) Zero coupon due 10/09/19	2,655	1,265
Freddie Mac
3.750% due 06/28/13 (Ñ)	955	937
5.000% due 02/16/17	1,300	1,282
4.875% due 06/13/18	700	685
Freddie Mac (Ñ)
5.000% due 04/18/17	7,000	6,903
5.125% due 11/17/17	9,000	8,926

		34,849

United States Government Treasuries - 1.9%
United States Treasury (Ñ) Principal Only STRIP
Zero coupon due 11/15/21	21,892	11,043
Zero coupon due 08/15/27	4,100	1,641
Zero coupon due 11/15/28	3,300	1,259
United States Treasury Inflation Indexed Bonds
2.000% due 01/15/16 (Ñ)	14,391	12,699
2.625% due 07/15/17	846	793
1.375% due 07/15/18 (Ñ)	8,782	7,510
2.375% due 01/15/25 (Ñ)	28,596	24,767
2.000% due 01/15/26 (Ñ)	17,553	14,409
2.375% due 01/15/27 (Ñ)	4,346	3,761
1.750% due 01/15/28 (Ñ)	44,740	34,974
3.625% due 04/15/28 (Ñ)	3,116	3,216
United States Treasury Notes (Ñ)
5.500% due 08/15/28	9,000	9,828
5.000% due 05/15/37	3,120	3,436
4.375% due 02/15/38	2,120	2,126

		131,462

Total Long-Term Investments
(cost $8,708,390)		7,553,668

Common Stocks - 0.1%
Financial Services - 0.1%
PIMCO Developing Local Markets Fund (Æ)	723,600	6,838

Total Common Stocks
(cost $7,879)		6,838

	Principal Amount ($) or Shares	Market Value $

Preferred Stocks - 0.1%
Financial Services - 0.1%
Deutsche Bank Contingent Capital Trust II	47,300	699
DG Funding Trust (Å)	479	4,860
Federal Home Loan Mortgage Corp.	479,700	750
Federal National Mortgage Association (Ñ)	130,300	274
Federal National Mortgage Association	136,775	265

		6,848

Producer Durables - 0.0%
Nexen, Inc.	19,750	355

Total Preferred Stocks
(cost $24,322)		7,203

Warrants & Rights - 0.0%
Materials and Processing - 0.0%
Solutia, Inc. (Þ)(Æ) 2009 Warrants	1,300	—

Total Warrants & Rights
(cost $111)		—

	Notional Amount

Options Purchased - 0.1%
(Number of Contracts)
Swaptions
(Fund Pays/Fund Receives)
USD 3.150%/USD Three Month LIBOR Dec 2008 0.00 Call (1)	192,400	1,814
USD 3.000%/USD Three Month LIBOR Feb 2009 0.00 Call (1)	211,200	1,816
USD 3.150%/USD Three Month LIBOR Feb 2009 0.00 Call (1)	89,400	929
USD 3.500%/USD Three Month LIBOR Feb 2009 0.00 Call (1)	129,100	1,968
USD 3.600%/USD Three Month LIBOR Jul 2009 0.00 Call (1)	18,400	248
USD 3.450%/USD Three Month LIBOR Aug 2009 0.00 Call (1)	103,700	1,179
USD 3.850% /USD Three Month LIBOR Aug 2009 0.00 Call (1)	23,000	368

Total Options Purchased
(cost $4,723)		8,322

Russell Strategic Bond Fund	219

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Short-Term Investments - 12.6%
AES Corp. (The)(Ñ)
9.500% due 06/01/09	875	844
American Express Centurion Bank (Ê)
Series BKNT
4.608% due 06/12/09	6,500	6,337
American Express Credit Corp. (Ê)
3.986% due 03/02/09	2,400	2,315
American International Group, Inc. (Ê)(Þ)
4.519% due 06/16/09	1,000	591
Amgen, Inc. (Ê) Series WI
2.889% due 11/28/08	2,750	2,748
ANZ National International, Ltd. (Ê)(Þ)
2.843% due 08/07/09	4,100	4,094
AT&T, Inc. (Ê)
3.014% due 11/14/08	4,400	4,400
Bank of America NA
Series BKNT (Ê)
2.810% due 02/27/09	400	400
Series BKNT (Ê)
2.819% due 06/12/09	7,500	7,453
Bank of Scotland PLC (Ê)(Þ)
Series MTN
4.590% due 07/17/09	3,500	3,491
Bear Stearns Cos. LLC (The)
4.905% due 07/16/09 (Ê)	3,700	3,704
2.901% due 08/21/09 (Ê)	5,400	5,299
Series MTNB (Ê)
3.765% due 01/30/09	1,000	997
3.852% due 03/30/09	900	895
Bowater, Inc.
9.000% due 08/01/09	4,220	2,321
BP AMI Leasing, Inc. (Ê)(Þ)
3.486% due 06/26/09	5,700	5,706
Canadian Oil Sands, Ltd. (Þ)
4.800% due 08/10/09	1,331	1,319
Caterpillar Financial Services Corp. (Ê)
2.867% due 05/18/09	1,600	1,581
CIT Group, Inc. (Ê)
3.213% due 12/19/08	1,900	1,854
3.615% due 01/30/09	1,200	1,099
2.925% due 06/08/09	100	86
2.927% due 08/17/09	7,000	5,814
CIT Mortgage Loan Trust (Ê)(Þ)
Series 2007-1 Class 2A1
4.259% due 05/25/09	5,991	5,092

	Principal Amount ($) or Shares	Market Value $
Citigroup Funding, Inc. (Ê)
2.805% due 12/08/08	500	500
3.528% due 04/23/09	3,600	3,567
3.476% due 06/26/09	2,200	2,137
Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/09	1,400	1,367
Citigroup Global Markets Holdings, Inc. (Ê)
Series MTNA
2.916% due 03/17/09	300	298
Citigroup, Inc. (Ê)
3.809% due 12/26/08	3,700	3,695
3.505% due 01/30/09	1,200	1,185
Comcast Corp.(Ê)
5.119% due 07/14/09	1,500	1,437
Continental Airlines, Inc.
Series 99-2
7.056% due 09/15/09	3,150	2,898
Countrywide Financial Corp. (Ê)
4.348% due 01/05/09	650	630
Countrywide Home Loans, Inc.
4.125% due 09/15/09	5,365	5,145
Series MTNH
6.250% due 04/15/09	425	416
Credit Agricole SA (Ê)(Þ)
2.809% due 05/28/09	2,400	2,394
CSC Holdings, Inc.
Series B
8.125% due 07/15/09	3,220	3,083
8.125% due 08/15/09	2,695	2,580
Daimler Finance North America LLC (Ê)
3.249% due 03/13/09 (Ñ)	3,400	3,234
3.241% due 08/03/09	1,200	1,081
Daimler North America Corp. (Ê)
3.169% due 03/13/09	1,900	1,787
Delphi Corp., Tranche C Term Loan
8.500% due 12/31/08	658	394
Deutsche Telekom International Finance BV (Ê)
3.390% due 03/23/09	6,400	6,326
DnB NOR Bank ASA (Ê)(Þ)
4.889% due 10/13/09	9,500	9,518
Entergy Gulf States, Inc. (Ê)(Å)
3.565% due 12/08/08	350	350
Erac USA Finance Co. (Þ)
5.300% due 11/15/08	450	449

220	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Export-Import Bank of Korea (Ê)
2.901% due 06/01/09	2,800	2,784
Federal Home Loan Bank Discount Notes (Ñ)(ç)(ž)
Zero coupon due 11/25/08	2,790	2,788
Zero coupon due 12/18/08	5,714	5,691
Federal National Mortgage Association Discount Notes (ç)(ž)
Zero Coupon due 12/08/08	1,140	1,137
FedEx Corp.
5.500% due 08/15/09	665	652
Ford Motor Credit Co. LLC
5.800% due 01/12/09	400	371
7.375% due 10/28/09	1,800	1,494
Freddie Mac Discount Notes (ç)(ž)
Zero coupon due 11/17/08	1,960	1,959
General Electric Capital Corp.
4.248% due 01/05/09 (Ê)	200	199
Series MTN (Ê)
3.565% due 10/26/09	500	490
General Motors Acceptance Corp.
6.392% due 06/30/09	200	204
Goldman Sachs Group, Inc. (The)
3.250% due 12/23/08 (Ê)	800	793
3.812% due 03/30/09 (Ê)	3,200	3,140
3.300% due 06/23/09 (Ê)	4,900	4,747
Series MTNB (Ê)
2.893% due 11/10/08	400	399
3.294% due 12/22/08	1,800	1,784
4.164% due 07/23/09	4,200	4,062
HSBC Bank USA NA (Ê)
Series BKNT
2.957% due 06/10/09	500	493
HSBC Finance Corp. (Ê)
2.954% due 12/05/08	100	100
4.479% due 10/21/09	1,800	1,730
Jefferson-Pilot Corp. (Ê)(Þ)
4.459% due 11/14/08	13,800	13,673
JP Morgan Mortgage Acquisition Corp. (Ê)
Series 2007-HE1 Class AV1
3.319% due 04/25/09	386	344
JPMorgan Chase & Co.
Series 1 (Ê)
3.309% due 06/26/09	700	699
Kroger Co. (The)	445	448
7.250% due 06/01/09
Lehman Brothers Holdings, Inc. (Ø)
2.520% due 11/24/08	1,400	165

	Principal Amount ($) or Shares	Market Value $
2.878% due 04/03/09	6,300	740
2.911% due 08/21/09	1,100	129
Mandalay Resort Group
6.500% due 07/31/09	660	601
Mantis Reef, Ltd. (Å)
4.692% due 11/14/08	785	785
Merrill Lynch & Co., Inc. (Ê)
Series MTN
2.853% due 05/08/09	2,700	2,595
Series MTN
2.894% due 08/14/09	1,100	1,034
Merrill Lynch Mortgage Trust
2.986% due 01/01/09	4,800	4,074
Morgan Stanley
4.221% due 11/21/08 (Ê)	500	499
2.852% due 05/07/09 (Ê)	5,300	4,957
Series GMTN
2.913% due 02/09/09	4,500	4,457
National Australia Bank, Ltd. (Ê)(Þ)
2.858% due 09/11/09	400	400
National City Bank
Series BKN1 (Ê)
2.948% due 09/09/09	980	927
Series BKNT
4.150% due 08/01/09	1,810	1,741
National City Corp.
5.750% due 02/01/09	510	495
3.125% due 04/30/09	285	266
Nordea Bank Finland PLC (Ê)(ž)
Series YCD
4.128% due 04/09/09	900	900
Quebecor World Capital Corp. (Ø)(Ñ)
4.875% due 11/15/08	625	56
Reckson Operating Partnership, LP
7.750% due 03/15/09	250	247
Residential Capital LLC
6.111% due 11/21/08 (Ê)(Ñ)	1,105	1,022
8.125% due 11/21/08 (Ñ)	6,480	5,994
5.912% due 05/22/09 (Ê)	2,600	1,352
Russell Investment Company
Russell Money Market Fund	528,782,000	528,782
Salomon Brothers AG for OAO Siberian Oil Co.
Series REGS
10.750% due 01/15/09	3,720	3,656
Siemens Financieringsmaatschappij NV (Ê)(Þ)
2.854% due 08/14/09	2,000	2,000

Russell Strategic Bond Fund	221

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

SLM Corp. (Ê)
Series MTNA
3.675% due 07/27/09	2,600	2,316
Small Business Administration
Series 1999-P10 Class 1
7.540% due 08/10/09	112	113
Southern California Edison Co. (Ê)
2.891% due 02/02/09	600	597
Structured Asset Securities Corp. (Ê)
Series 2007-BC3 Class 2A2
3.399% due 08/25/09	8,108	5,661
Telefonica Emisiones SAU (Ê)
3.504% due 06/19/09	1,500	1,444
United States Treasury Bills (ç)(ž)(§)
0.355% due 10/30/08 (Ñ)	2,550	2,549
0.010% due 11/13/08 (Ñ)	650	650
0.010% due 11/13/08 (Ñ)	2,800	2,800
0.660% due 11/13/08 (Ñ)	21,600	21,595
0.101% due 11/28/08 (Ñ)	750	750
0.304% due 11/28/08 (Ñ)	1,100	1,100
0.396% due 11/28/08 (Ñ)	5,500	5,498
1.623% due 11/28/08 (Ñ)	2,000	1,998
1.680% due 11/28/08 (Ñ)	500	499
1.728% due 11/28/08 (Ñ)	2,250	2,247
1.770% due 11/28/08 (Ñ)	500	499
1.771% due 11/28/08 (Ñ)	250	250
0.101% due 12/04/08	1,500	1,500
0.104% due 12/04/08	5,750	5,749
0.132% due 12/11/08 (Ñ)	750	749
0.252% due 12/11/08 (Ñ)	100	100
1.649% due 12/11/08 (Ñ)	500	499
1.690% due 12/11/08 (Ñ)	750	750
1.731% due 12/11/08 (Ñ)	500	499
1.768% due 12/11/08 (Ñ)	2,500	2,498
1.773% due 12/11/08 (Ñ)	500	499
0.853% due 12/11/08 (Ñ)	2,500	2,495
0.528% due 12/18/08 (Ñ)	500	500
0.173% due 12/26/08 (Ñ)	1,490	1,490
0.183% due 12/26/08 (Ñ)	7,500	7,498
0.202% due 12/26/08 (Ñ)	1,500	1,500
0.233% due 12/26/08 (Ñ)	500	500
0.233% due 12/26/08 (Ñ)	500	500
0.254% due 12/26/08 (Ñ)	750	750
0.355% due 12/26/08 (Ñ)	2,500	2,499
1.374% due 12/26/08 (Ñ)	1,000	998

A portion of the portfolio has been fair valued as of period end.

	Principal Amount ($) or Shares	Market Value $
0.375% due 12/26/08 (Ñ)	1,800	1,799
0.446% due 12/26/08 (Ñ)	500	500
0.457% due 12/26/08 (Ñ)	600	600
0.711% due 12/26/08 (Ñ)	1,250	1,249
0.843% due 12/26/08 (Ñ)	350	350
0.863% due 12/26/08 (Ñ)	1,750	1,748
0.955% due 12/26/08 (Ñ)	500	499
1.445% due 12/26/08 (Ñ)	800	798
1.455% due 12/26/08 (Ñ)	500	499
Unum Group
5.859% due 05/15/09	980	964
Verizon Communications, Inc. (Ê)
4.200% due 04/03/09	4,800	4,767
Wachovia Bank NA (Ê)
Series BKNT
3.250% due 03/23/09	2,200	2,174
Wells Fargo & Co. (Ê)
2.919% due 09/15/09	400	392

Total Short-Term Investments
(cost $859,818)		839,444

Other Securities - 4.2%
Russell Investment Company Russell Money Market Fund (×)	131,911,359	131,911
State Street Securities Lending Quality Trust (×)	146,699,831	146,700

Total Other Securities
(cost $278,611)		278,611

Total Investments - 130.4%
(identified cost $9,883,854)		8,694,086

Other Assets and Liabilities, Net - (30.4%)		(2,025,980)

Net Assets - 100.0%		6,668,106

See accompanying notes which are an integral part of the financial statements.

222	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Euribor Futures (Germany)	169	EUR	17,744	12/08	308
Euribor Futures (Germany)	12	EUR	2,906	03/09	89
Euribor Futures (Germany)	67	EUR	16,263	06/09	433
Euribor Futures (Germany)	55	EUR	13,353	09/09	299
Euribor Futures (Germany)	45	EUR	10,900	12/09	218
Euro-Bobl Futures (Germany)	1,410	EUR	158,230	12/08	4,762
Euro-Bund Futures (Germany)	216	EUR	25,041	12/08	455
Eurodollar Futures (CME)	4,319	USD	1,055,510	12/08	11,208
Eurodollar Futures (CME)	1,842	USD	450,277	03/09	3,728
Eurodollar Futures (CME)	1,647	USD	401,786	06/09	2,518
Eurodollar Futures (CME)	607	USD	147,782	09/09	982
Eurodollar Futures (CME)	409	USD	99,346	12/09	760
Eurodollar Futures (CME)	279	USD	67,699	03/10	647
Euro-Schatz Bond Futures (Germany)	990	EUR	104,955	12/08	2,395
Federal Funds Target Rate Futures	15	USD	6,190	10/08	54
Long Gilt Bond (UK)	70	GBP	7,790	12/08	(176)
Three Month Short Sterling Interest Rate Futures (UK)	41	GBP	4,909	12/08	78
Three Month Short Sterling Interest Rate Futures (UK)	40	GBP	4,836	03/09	229
Three Month Short Sterling Interest Rate Futures (UK)	212	GBP	25,659	06/09	911
Three Month Short Sterling Interest Rate Futures (UK)	188	GBP	22,668	12/09	681
United States Treasury Year Bond	16,939	USD	185,413	12/08	(6,971)
United States Treasury 2 Year Notes	483	USD	103,762	12/08	260
United States Treasury 5 Year Notes	2,225	USD	251,999	12/08	1,630
United States Treasury 10 Year Notes	2,295	USD	259,514	12/08	(2,790)

Short Positions
Euro-Bund Futures (Germany)	141	EUR	16,346	12/08	(96)
Euro-Schatz Bond Futures (Germany)	88	EUR	9,329	12/08	(293)
United States Treasury Year Bond	169	USD	19,118	12/08	955
United States Treasury 2 Year Notes	40	USD	8,593	12/08	(113)
United States Treasury 5 Year Notes	1,100	USD	124,585	12/08	(867)
United States Treasury 10 Year Notes	112	USD	12,665	12/08	550

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					22,844

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	223

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Options Written (Number of Contracts)	Notional Amount		Market Value $

Swaptions
(Fund Pays/Fund Receives)
USD 4.300%/USD Three Month LIBOR Dec 2008 0.00 Call (2)		64,300	(1,090)
USD 3.950%/USD Three Month LIBOR Feb 2009 0.00 Call (1)		91,800	(1,528)
USD 4.250%/USD Three Month LIBOR Feb 2009 0.00 Call (1)		29,800	(599)
USD 4.300%/USD Three Month LIBOR Feb 2009 0.00 Call (2)		38,200	(985)
USD 4.600%/USD Three Month LIBOR Feb 2009 0.00 Call (2)		14,000	(448)
USD 4.200%/USD Three Month LIBOR Jul 2009 0.00 Call (1)		8,000	(185)
USD 4.150%/USD Three Month LIBOR Aug 2009 0.00 Call (2)		5,300	(117)
USD 4.400%/USD Three Month LIBOR Aug 2009 0.00 Call (5)		30,500	(843)
USD 4.550%/USD Three Month LIBOR Aug 2009 0.00 Call (1)		7,700	(246)

United States Treasury Bonds
Nov 2008 122.00 Call (140)	USD	140	(24)
Nov 2008 123.00 Call (140)	USD	140	(15)
Nov 2008 125.00 Call (270)	USD	270	(17)

United States Treasury Notes 10 Year Futures
Nov 2008 117.00 Call (77)	USD	77	(25)
Nov 2008 119.00 Call (144)	USD	144	(25)
Nov 2008 110.00 Put (370)	USD	370	(87)
Nov 2008 113.00 Put (144)	USD	144	(146)

Total Liability for Options Written (premiums received $7,275)			(6,380)

See accompanying notes which are an integral part of the financial statements.

224	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	463	AUD	669	12/11/08	(20)
USD	2,115	AUD	2,950	12/11/08	(162)
USD	807	AUD	1,198	12/17/08	(14)
USD	2,249	AUD	2,761	12/17/08	(421)
USD	8,163	AUD	10,022	12/17/08	(1,529)
USD	715	BRL	1,540	11/04/08	(4)
USD	1,026	BRL	2,375	11/04/08	70
USD	1,275	BRL	2,750	11/04/08	(6)
USD	1,590	BRL	3,455	11/04/08	5
USD	1,600	BRL	3,531	11/04/08	30
USD	2,139	BRL	3,970	11/04/08	(307)
USD	5,105	BRL	9,852	11/04/08	(558)
USD	23,833	BRL	46,070	11/04/08	(2,569)
USD	44	BRL	83	12/02/08	(7)
USD	4,515	CAD	4,788	12/17/08	(543)
USD	10,282	CAD	10,916	12/17/08	(1,226)
USD	16,401	CAD	17,393	12/17/08	(1,972)
USD	2,200	CHF	2,487	12/17/08	(55)
USD	2,308	CHF	2,539	12/17/08	(117)
USD	7,791	CHF	8,805	12/17/08	(193)
USD	8,207	CHF	9,029	12/17/08	(416)
USD	669	CNY	4,494	11/13/08	(13)
USD	915	CNY	6,218	11/13/08	(7)
USD	2,033	CNY	13,657	11/13/08	(40)
USD	3,358	CNY	22,820	11/13/08	(27)
USD	3,996	CNY	27,314	11/13/08	(9)
USD	830	EUR	568	11/14/08	(106)
USD	208	EUR	145	12/15/08	(24)
USD	682	EUR	480	12/15/08	(71)
USD	718	EUR	500	12/15/08	(81)
USD	971	EUR	700	12/15/08	(80)
USD	2,366	EUR	1,665	12/15/08	(246)
USD	3,301	EUR	2,380	12/15/08	(271)
USD	2,312	EUR	1,636	12/17/08	(230)
USD	2,328	EUR	1,659	12/17/08	(217)
USD	8,219	EUR	5,815	12/17/08	(817)
USD	8,272	EUR	5,894	12/17/08	(770)
USD	30,906	EUR	21,786	12/17/08	(3,176)
USD	41,805	EUR	30,586	12/17/08	(2,874)
USD	5,070	GBP	3,100	11/03/08	(81)
USD	1,662	GBP	953	11/05/08	(128)

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	411	GBP	239	11/21/08	(27)
USD	2,328	GBP	1,332	12/17/08	(189)
USD	8,272	GBP	4,733	12/17/08	(673)
USD	10,366	GBP	5,903	12/17/08	(889)
USD	342	HUF	68,130	01/16/09	(11)
USD	426	HUF	95,893	01/16/09	40
USD	734	HUF	147,666	01/16/09	(18)
USD	1,117	HUF	237,734	01/16/09	37
USD	917	INR	39,260	11/12/08	(125)
USD	1,174	INR	53,472	11/12/08	(95)
USD	1,210	INR	51,768	11/12/08	(165)
USD	2,111	INR	90,360	11/12/08	(288)
USD	2,601	INR	119,000	11/12/08	(199)
USD	2,785	INR	119,135	11/12/08	(381)
USD	4,805	INR	247,461	01/16/09	151
USD	281	JPY	27,392	11/05/08	(3)
USD	332	JPY	31,302	11/05/08	(15)
USD	402	JPY	39,024	11/05/08	(6)
USD	603	JPY	58,494	11/05/08	(9)
USD	178	JPY	17,729	11/06/08	2
USD	195	JPY	19,428	11/06/08	2
USD	203	JPY	20,376	11/06/08	4
USD	294	JPY	29,512	11/06/08	6
USD	797	JPY	78,106	12/03/08	(3)
USD	2,273	JPY	242,502	12/15/08	193
USD	11,747	JPY	1,253,481	12/15/08	1,000
USD	558	JPY	55,663	12/17/08	8
USD	10,302	JPY	1,083,770	12/17/08	720
USD	151	MYR	491	11/12/08	(13)
USD	199	MYR	643	11/12/08	(18)
USD	265	MYR	858	11/12/08	(24)
USD	669	MYR	2,180	11/12/08	(56)
USD	882	MYR	2,856	11/12/08	(78)
USD	1,177	MYR	3,807	11/12/08	(105)
USD	2,594	MYR	8,842	11/12/08	(104)
USD	520	MYR	1,838	02/12/09	(2)
USD	847	MYR	3,016	02/12/09	3
USD	1,670	MYR	5,998	02/12/09	21
USD	2,089	NOK	11,878	12/17/08	(331)
USD	2,313	NOK	13,100	12/17/08	(374)
USD	7,729	NOK	43,944	12/17/08	(1,225)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	225

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	8,218	NOK	46,544	12/17/08	(1,330)
USD	8,924	NZD	14,748	12/17/08	(381)
USD	272	PHP	12,000	11/12/08	(27)
USD	276	PHP	12,300	11/12/08	(25)
USD	418	PHP	19,189	11/12/08	(26)
USD	476	PHP	21,000	11/12/08	(46)
USD	488	PHP	21,700	11/12/08	(44)
USD	735	PHP	33,725	11/12/08	(46)
USD	1,643	PHP	76,000	11/12/08	(90)
USD	2,479	PHP	119,489	02/06/09	(41)
USD	358	RUB	8,399	11/05/08	(48)
USD	2,093	RUB	49,151	11/05/08	(279)
USD	12,482	SEK	93,500	11/18/08	(438)
USD	928	SEK	6,290	12/15/08	(118)
USD	3,509	SEK	23,781	12/15/08	(448)
USD	20,604	SEK	142,868	12/17/08	(2,213)
USD	210	SGD	300	11/19/08	(7)
USD	247	SGD	353	11/19/08	(9)
USD	730	SGD	1,042	11/19/08	(27)
USD	740	SGD	1,057	11/19/08	(27)
USD	820	SGD	1,171	11/19/08	(30)
USD	870	SGD	1,244	11/19/08	(31)
USD	3,070	SGD	4,387	11/19/08	(111)
USD	3,070	SGD	4,381	11/19/08	(115)
USD	4,507	SGD	6,431	11/19/08	(168)
USD	11,479	SGD	16,400	11/19/08	(416)
USD	3,440	SGD	5,167	11/21/08	46
USD	96	ZAR	765	11/03/08	(17)
AUD	1,293	USD	902	12/11/08	46
AUD	1,431	USD	958	12/11/08	10
AUD	13,981	USD	10,366	12/17/08	1,112
BRL	175	USD	82	11/04/08	1
BRL	1,540	USD	664	11/04/08	(47)
BRL	1,610	USD	684	11/04/08	(59)
BRL	1,921	USD	1,185	11/04/08	299
BRL	1,921	USD	1,193	11/04/08	307
BRL	2,185	USD	998	11/04/08	(11)
BRL	2,375	USD	1,030	11/04/08	(66)
BRL	2,750	USD	1,163	11/04/08	(107)
BRL	3,455	USD	1,529	11/04/08	(66)
BRL	3,531	USD	1,535	11/04/08	(95)

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

BRL	25,148	USD	15,518	11/04/08	3,912
BRL	25,148	USD	15,626	11/04/08	4,019
BRL	9	USD	5	12/02/08	1
BRL	9	USD	5	12/02/08	1
BRL	13	USD	7	12/02/08	1
BRL	13	USD	7	12/02/08	1
BRL	14	USD	8	12/02/08	1
BRL	23	USD	13	12/02/08	2
BRL	41	USD	22	12/02/08	3
BRL	52	USD	28	12/02/08	4
BRL	82	USD	44	12/02/08	7
BRL	2,750	USD	1,267	12/02/08	12
BRL	3,531	USD	1,590	12/02/08	(21)
CAD	243	USD	199	11/04/08	(3)
CAD	995	USD	790	12/15/08	(36)
CAD	2,463	USD	2,312	12/17/08	268
CAD	8,757	USD	8,219	12/17/08	954
CAD	21,876	USD	18,854	12/17/08	706
CHF	11,348	USD	10,080	12/17/08	288
CHF	11,513	USD	10,302	12/17/08	368
CNY	4,494	USD	657	11/13/08	1
CNY	22,820	USD	3,339	11/13/08	8
EGP	12,026	USD	2,155	11/17/08	9
EUR	1,860	USD	2,501	11/05/08	131
EUR	9,175	USD	12,394	11/05/08	700
EUR	6,071	USD	7,964	11/28/08	233
EUR	8,609	USD	11,094	11/28/08	131
EUR	14,779	USD	18,576	12/04/08	(238)
EUR	385	USD	554	12/15/08	64
EUR	1,024	USD	1,442	12/15/08	139
EUR	1,100	USD	1,412	12/15/08	11
EUR	1,263	USD	1,622	12/15/08	15
EUR	1,330	USD	1,916	12/15/08	223
EUR	2,285	USD	2,930	12/15/08	21
EUR	3,399	USD	4,787	12/15/08	460
EUR	1,483	USD	2,098	12/17/08	211
EUR	1,596	USD	2,308	12/17/08	276
EUR	1,779	USD	2,528	12/17/08	263
EUR	3,040	USD	4,295	12/17/08	426
EUR	5,269	USD	7,455	12/17/08	749
EUR	5,675	USD	8,207	12/17/08	983

See accompanying notes which are an integral part of the financial statements.

226	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

EUR	6,322	USD	8,981	12/17/08	934
EUR	11,625	USD	16,425	12/17/08	1,628
EUR	30,586	USD	41,462	12/17/08	2,530
EUR	2,235	USD	3,261	12/31/08	417
GBP	3,100	USD	5,632	11/03/08	643
GBP	65	USD	112	11/21/08	8
GBP	412	USD	761	11/21/08	99
GBP	440	USD	761	11/21/08	53
GBP	1,600	USD	2,956	11/21/08	384
GBP	3,100	USD	5,059	12/09/08	80
GBP	1,072	USD	1,892	12/15/08	170
GBP	2,096	USD	3,549	12/15/08	184
GBP	3,731	USD	6,582	12/15/08	592
GBP	1,361	USD	2,361	12/17/08	177
GBP	2,342	USD	4,125	12/17/08	366
GBP	8,266	USD	14,562	12/17/08	1,292
HUF	68,130	USD	346	11/03/08	11
HUF	821,735	USD	4,503	01/16/09	515
INR	4,810	USD	105	11/12/08	8
INR	11,063	USD	242	11/12/08	18
INR	11,228	USD	245	11/12/08	18
INR	25,825	USD	564	11/12/08	42
INR	53,472	USD	1,170	11/12/08	91
INR	119,135	USD	2,603	11/12/08	199
INR	247,461	USD	4,915	11/12/08	(79)
JPY	20,844	USD	211	11/04/08	—
JPY	78,105	USD	796	11/05/08	3
JPY	78,107	USD	776	11/05/08	(17)
JPY	68,675	USD	645	12/15/08	(53)
JPY	77,434	USD	728	12/15/08	(60)
JPY	94,874	USD	900	12/15/08	(64)
JPY	141,365	USD	1,348	12/15/08	(89)
JPY	227,533	USD	2,310	12/15/08	(4)
JPY	237,967	USD	2,235	12/15/08	(185)
JPY	253,577	USD	2,383	12/15/08	(195)
JPY	330,182	USD	3,133	12/15/08	(224)
JPY	250,154	USD	2,312	12/17/08	(232)
JPY	889,279	USD	8,219	12/17/08	(824)
MYR	1,840	USD	520	11/12/08	2
MYR	3,016	USD	848	11/12/08	(1)
MYR	5,979	USD	1,670	11/12/08	(13)

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

MYR	8,842	USD	2,563	11/12/08	73
MYR	307	USD	86	02/12/09	(1)
MYR	410	USD	115	02/12/09	(1)
MYR	514	USD	144	02/12/09	(1)
MYR	822	USD	230	02/12/09	(2)
NOK	54,375	USD	8,760	12/17/08	712
NOK	61,091	USD	10,302	12/17/08	1,261
NZD	3,103	USD	2,068	12/17/08	271
NZD	11,644	USD	7,761	12/17/08	1,016
PHP	76,425	USD	1,651	11/12/08	90
PHP	119,489	USD	2,502	11/12/08	61
RUB	8,399	USD	354	11/05/08	44
RUB	49,151	USD	2,019	11/05/08	205
RUB	64,300	USD	2,437	11/17/08	98
SEK	2,890	USD	425	11/13/08	53
SEK	18,339	USD	2,699	11/13/08	337
SEK	4,188	USD	534	12/15/08	(5)
SEK	9,450	USD	1,435	12/15/08	218
SEK	16,434	USD	2,333	12/15/08	218
SEK	5,837	USD	824	12/17/08	72
SEK	14,343	USD	2,125	12/17/08	279
SEK	15,753	USD	2,328	12/17/08	300
SEK	50,960	USD	7,551	12/17/08	991
SEK	55,975	USD	8,272	12/17/08	1,067
SGD	16,443	USD	11,509	11/19/08	417
SGD	1,290	USD	870	11/21/08	—
SGD	1,292	USD	871	11/21/08	(1)
SGD	1,292	USD	871	11/21/08	(1)
SGD	1,293	USD	871	11/21/08	(1)
SGD	5,167	USD	3,448	01/16/09	(45)
ZAR	765	USD	97	11/03/08	18

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					3,762

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	227

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	USD	49,600	5.473%	Three Month LIBOR	06/14/11	3,396
Bank of America	USD	52,900	Three Month LIBOR	4.250%	12/17/13	(824)
Bank of America	USD	17,200	5.548%	Three Month LIBOR	06/14/16	1,509
Bank of America	USD	5,100	4.750%	Three Month LIBOR	12/17/18	111
Bank of America	USD	1,700	Three Month LIBOR	5.000%	12/17/28	(115)
Bank of America	USD	4,800	Three Month LIBOR	5.000%	12/17/28	(325)
Bank of America	USD	7,500	5.000%	Three Month LIBOR	12/17/28	508
Bank of America	USD	9,500	5.628%	Three Month LIBOR	06/16/36	1,816
Bank of America	USD	400	Three Month LIBOR	5.000%	12/17/38	(827)
Barclays Bank PLC	GBP	400	6.000%	Six Month LIBOR	03/20/09	(1)
Barclays Bank PLC	BRL	5,600	11.360%	Brazil Interbank Deposit Rate	01/04/10	(111)
Barclays Bank PLC	BRL	3,900	Brazil Interbank Deposit Rate	12.540%	01/02/12	(134)
Barclays Bank PLC	GBP	5,490	Two Month LIBOR	5.250%	12/17/13	(277)
Barclays Bank PLC	USD	7,350	4.250%	Three Month LIBOR	12/17/13	115
Barclays Bank PLC	GBP	8,570	Six Month LIBOR	5.250%	12/17/13	(432)
Barclays Bank PLC	USD	11,280	4.250%	Three Month LIBOR	12/17/13	176
Barclays Bank PLC	EUR	50,880	Six Month LIBOR	4.500%	12/17/13	(1,454)
Barclays Bank PLC	USD	87,470	3.855%	Three Month LIBOR	10/27/14	(2,034)
Barclays Bank PLC	GBP	2,160	Six Month LIBOR	5.250%	12/17/18	(127)
Barclays Bank PLC	GBP	3,440	5.250%	Six Month LIBOR	12/17/18	203
Barclays Bank PLC	SEK	153,600	Three Month LIBOR	5.000%	12/17/18	(1,621)
Barclays Bank PLC	USD	1,018	Three Month LIBOR	4.524%	11/15/21	9
Barclays Bank PLC	USD	1,032	Three Month LIBOR	4.420%	11/15/21	23
Barclays Bank PLC	USD	3,338	Three Month LIBOR	4.540%	11/15/21	31
Barclays Bank PLC	USD	6,658	Three Month LIBOR	4.633%	11/15/21	(17)
Barclays Bank PLC	USD	23,000	Three Month LIBOR	4.015%	10/27/39	2,098
BNP Paribas	EUR	900	Consumer Price Index (France)	2.090%	10/15/10	32
Citibank	GBP	20,000	5.000%	Six Month LIBOR	03/18/12	726
Citibank	EUR	3,640	4.500%	Six Month LIBOR	12/17/13	104
Citibank	SEK	7,840	Three Month LIBOR	4.750%	12/17/13	(41)
Citibank	SEK	7,840	4.750%	Three Month LIBOR	12/17/13	41
Citibank	EUR	8,880	4.500%	Six Month LIBOR	12/17/13	254
Citibank	JPY	204,000	Six Month LIBOR	1.500%	12/17/13	(38)
Citibank	JPY	209,000	Six Month LIBOR	1.500%	12/17/13	(34)
Citibank	JPY	229,000	1.500%	Six Month LIBOR	12/17/13	35
Citibank	JPY	392,000	1.500%	Six Month LIBOR	12/17/13	60
Citibank	JPY	681,000	1.500%	Six Month LIBOR	12/17/13	104
Citibank	JPY	852,000	1.500%	Six Month LIBOR	12/17/13	131
Citibank	JPY	1,092,000	Six Month LIBOR	1.500%	12/17/13	(167)
Citibank	JPY	1,300,000	1.500%	Six Month LIBOR	12/17/13	199
Citibank	EUR	460	Six Month LIBOR	4.750%	12/17/18	(12)
Citibank	SEK	4,230	5.000%	Three Month LIBOR	12/17/18	45
Citibank	USD	3,200	Three Month LIBOR	5.000%	12/17/38	(273)
Citibank	GBP	4,200	Six Month LIBOR	4.500%	03/18/39	(281)
Citigroupglobal Markets, Inc.	USD	75,700	4.288%	Three Month LIBOR	10/30/14	(330)

See accompanying notes which are an integral part of the financial statements.

228	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Citigroupglobal Markets, Inc.	USD	20,480	Three Month LIBOR	4.313%	10/30/39	904
Credit Suisse First Boston	EUR	1,520	Six Month LIBOR	4.500%	12/17/13	(43)
Credit Suisse First Boston	EUR	1,530	Six Month LIBOR	4.500%	12/17/13	(44)
Credit Suisse First Boston	EUR	1,750	4.500%	Six Month LIBOR	12/17/13	50
Credit Suisse First Boston	EUR	2,560	Six Month LIBOR	4.500%	12/17/13	(73)
Credit Suisse First Boston	EUR	3,850	Six Month LIBOR	4.500%	12/17/13	(110)
Credit Suisse First Boston	GBP	8,570	5.250%	Six Month LIBOR	12/17/13	432
Credit Suisse First Boston	USD	14,400	4.250%	Three Month LIBOR	12/17/13	224
Credit Suisse First Boston	SEK	15,170	Three Month LIBOR	4.750%	12/17/13	(78)
Credit Suisse First Boston	SEK	15,170	4.750%	Three Month LIBOR	12/17/13	78
Credit Suisse First Boston	JPY	750,000	Six Month LIBOR	1.500%	12/17/13	(115)
Credit Suisse First Boston	JPY	5,211,000	Six Month LIBOR	1.500%	12/17/13	(799)
Credit Suisse First Boston	GBP	8,200	5.000%	Six Month LIBOR	03/18/14	254
Credit Suisse First Boston	EUR	1,130	Six Month LIBOR	4.750%	12/17/18	(30)
Credit Suisse First Boston	GBP	2,210	Six Month LIBOR	5.250%	12/17/18	(130)
Credit Suisse First Boston	GBP	2,410	Six Month LIBOR	5.250%	12/17/18	(142)
Credit Suisse First Boston	USD	4,100	4.750%	Three Month LIBOR	12/17/18	89
Credit Suisse First Boston	AUD	5,040	7.250%	Six Month LIBOR	12/17/18	345
Credit Suisse First Boston	USD	8,000	4.750%	Three Month LIBOR	12/17/18	173
Credit Suisse First Boston	SEK	8,190	5.000%	Three Month LIBOR	12/17/18	87
Credit Suisse First Boston	SEK	10,700	5.000%	Three Month LIBOR	12/17/18	113
Credit Suisse First Boston	SEK	39,600	Three Month LIBOR	5.000%	12/17/18	(418)
Credit Suisse First Boston	USD	40,400	Three Month LIBOR	4.750%	12/17/23	(977)
Credit Suisse First Boston	USD	4,000	Three Month LIBOR	5.000%	12/17/28	(271)
Credit Suisse First Boston	USD	7,600	Three Month LIBOR	5.000%	12/17/28	(514)
Credit Suisse First Boston	EUR	1,100	5.000%	Six Month LIBOR	12/17/38	163
Credit Suisse International	EUR	1,790	4.500%	Six Month LIBOR	12/17/13	51
Credit Suisse International	EUR	3,550	Six Month LIBOR	4.500%	12/17/13	(101)
Credit Suisse International	USD	4,500	4.250%	Three Month LIBOR	12/17/13	70
Credit Suisse International	USD	4,400	5.000%	Three Month LIBOR	12/17/38	375
Deutsche Bank	GBP	100	6.000%	Six Month LIBOR	12/20/08	—
Deutsche Bank	EUR	9,590	4.500%	Six Month LIBOR	12/17/10	261
Deutsche Bank	EUR	30,150	4.500%	Six Month LIBOR	12/17/10	819
Deutsche Bank	USD	11,500	3.750%	Three Month LIBOR	12/17/11	167
Deutsche Bank	USD	1,500	4.250%	Three Month LIBOR	12/17/13	23
Deutsche Bank	USD	4,100	Three Month LIBOR	4.250%	12/17/13	(74)
Deutsche Bank	CAD	7,040	Three Month LIBOR	4.000%	12/17/13	(286)
Deutsche Bank	CAD	11,790	4.000%	Three Month LIBOR	12/17/13	478
Deutsche Bank	USD	108,700	4.250%	Three Month LIBOR	12/17/13	1,694
Deutsche Bank	GBP	200	5.000%	Six Month LIBOR	03/18/14	6
Deutsche Bank	GBP	1,300	5.000%	Six Month LIBOR	03/18/14	56
Deutsche Bank	USD	600	Three Month LIBOR	4.500%	12/17/15	(9)
Deutsche Bank	USD	6,300	Three Month LIBOR	4.500%	12/17/15	(95)
Deutsche Bank	GBP	1,230	5.250%	Six Month LIBOR	12/17/18	72
Deutsche Bank	GBP	1,300	5.250%	Six Month LIBOR	12/17/18	77

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	229

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Deutsche Bank	GBP	2,470	5.250%	Six Month LIBOR	12/17/18	145
Deutsche Bank	GBP	2,600	5.250%	Six Month LIBOR	12/17/18	153
Deutsche Bank	USD	4,500	4.750%	Three Month LIBOR	12/17/18	98
Deutsche Bank	USD	4,500	4.750%	Three Month LIBOR	12/17/18	98
Deutsche Bank	EUR	8,110	4.750%	Six Month LIBOR	12/17/18	214
Deutsche Bank	USD	1,900	Three Month LIBOR	4.750%	12/17/23	(46)
Deutsche Bank	USD	4,300	Three Month LIBOR	5.000%	12/17/28	(291)
Deutsche Bank	USD	4,300	Three Month LIBOR	5.000%	12/17/28	(291)
Goldman Sachs	GBP	5,300	6.000%	Six Month LIBOR	06/19/09	71
Goldman Sachs	GBP	800	6.000%	Six Month LIBOR	12/19/09	27
Goldman Sachs	BRL	1,400	11.465%	Brazil Interbank Deposit Rate	01/04/10	(26)
Goldman Sachs	EUR	5,600	1.840%	Consumer Price Index (France)	03/15/12	107
Goldman Sachs	USD	4,320	4.987%	Three Month LIBOR	05/02/12	(162)
Goldman Sachs	GBP	100	5.000%	Six Month LIBOR	09/17/13	2
Goldman Sachs	USD	100	Three Month LIBOR	5.000%	12/17/18	(8)
Goldman Sachs	GBP	400	Six Month LIBOR	5.500%	12/15/36	(114)
Goldman Sachs	GBP	100	Six Month LIBOR	5.000%	12/19/37	(17)
HSBC	GBP	600	5.100%	Six Month LIBOR	09/15/13	19
HSBC	GBP	800	5.000%	Six Month LIBOR	09/17/13	20
JP Morgan	EUR	2,600	0.750%	Constantly Maturity Mortgage Ten Year less Two Year Index	12/24/08	(3)
JP Morgan	EUR	30,050	4.500%	Six Month LIBOR	12/17/10	816
JP Morgan	USD	11,900	3.750%	Three Month LIBOR	12/17/11	173
JP Morgan	USD	14,000	3.750%	Three Month LIBOR	12/17/11	203
JP Morgan	USD	600	4.250%	Three Month LIBOR	12/17/13	9
JP Morgan	USD	700	Three Month LIBOR	4.250%	12/17/13	(13)
JP Morgan	EUR	2,040	Six Month LIBOR	4.500%	12/17/13	(58)
JP Morgan	EUR	4,430	Six Month LIBOR	4.500%	12/17/13	(127)
JP Morgan	AUD	7,180	Six Month LIBOR	7.500%	12/17/13	(365)
JP Morgan	AUD	10,190	Six Month LIBOR	7.500%	12/17/13	(519)
JP Morgan	EUR	11,100	4.500%	Six Month LIBOR	12/17/13	317
JP Morgan	USD	23,130	Three Month LIBOR	4.250%	12/17/13	(360)
JP Morgan	USD	118,900	4.500%	Three Month LIBOR	12/17/15	1,795
JP Morgan	AUD	1,030	7.250%	Six Month LIBOR	12/17/18	71
JP Morgan	GBP	1,230	5.250%	Six Month LIBOR	12/17/18	72
JP Morgan	GBP	2,050	Six Month LIBOR	5.250%	12/17/18	(121)
JP Morgan	AUD	4,380	7.250%	Six Month LIBOR	12/17/18	300
JP Morgan	AUD	4,690	7.250%	Six Month LIBOR	12/17/18	321
JP Morgan	USD	4,700	Three Month LIBOR	4.750%	12/17/18	(102)
JP Morgan	USD	5,200	4.750%	Three Month LIBOR	12/17/18	113
JP Morgan	AUD	5,760	Six Month LIBOR	7.250%	12/17/18	(395)
JP Morgan	AUD	5,770	Six Month LIBOR	7.250%	12/17/18	(395)
JP Morgan	USD	8,000	4.750%	Three Month LIBOR	12/17/18	173
JP Morgan	USD	1,800	Three Month LIBOR	4.750%	12/17/23	(44)

See accompanying notes which are an integral part of the financial statements.

230	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

JP Morgan	USD	11,900	Three Month LIBOR	4.750%	12/17/23	(288)
JP Morgan	USD	29,100	Three Month LIBOR	4.750%	12/17/23	(703)
JP Morgan	USD	31,400	4.750%	Three Month LIBOR	12/17/23	759
JP Morgan	USD	103,800	Three Month LIBOR	4.750%	12/17/23	(2,509)
JP Morgan	USD	4,900	Three Month LIBOR	5.000%	12/17/28	(332)
JP Morgan	USD	8,300	5.000%	Three Month LIBOR	12/17/38	708
Merrill Lynch	USD	900	Fannie Mae Constantly Maturing Mortgage 30 day rate	5.399%	02/20/09	70
Merrill Lynch	USD	1,100	Three Month LIBOR	5.500%	05/21/09	29
Merrill Lynch	GBP	5,600	4.500%	Six Month LIBOR	09/20/09	(28)
Merrill Lynch	BRL	1,200	12.948%	Brazil Interbank Deposit Rate	01/04/10	(5)
Merrill Lynch	BRL	3,700	11.430%	Brazil Interbank Deposit Rate	01/04/10	(71)
Merrill Lynch	USD	1,900	4.000%	Three Month LIBOR	12/17/10	91
Merrill Lynch	BRL	300	14.765%	Brazil Interbank Deposit Rate	01/02/12	(5)
Merrill Lynch	USD	100	Three Month LIBOR	5.000%	12/17/18	(4)
Merrill Lynch	GBP	2,150	Six Month LIBOR	5.250%	12/17/18	(127)
Merrill Lynch	GBP	100	Six Month LIBOR	4.000%	12/15/35	2
Merrill Lynch	USD	800	Three Month LIBOR	5.000%	12/17/38	(68)
Morgan Stanley	BRL	3,800	12.670%	Brazil Interbank Deposit Rate	01/04/10	(36)
Morgan Stanley	USD	24,000	4.000%	Three Month LIBOR	06/17/10	293
Morgan Stanley	USD	400	Three Month LIBOR	5.000%	12/17/28	(27)
Morgan Stanley	USD	300	Three Month LIBOR	5.000%	12/17/38	(26)
Royal Bank of Canada	CAD	1,330	Three Month LIBOR	4.000%	12/17/13	(54)
Royal Bank of Canada	CAD	5,630	Three Month LIBOR	4.000%	12/17/13	(228)
Royal Bank of Canada	CAD	13,940	Three Month LIBOR	4.000%	12/17/13	(566)
Royal Bank of Canada	AUD	17,370	7.500%	Six Month LIBOR	12/17/13	884
Royal Bank of Scotland	GBP	1,500	6.000%	Six Month LIBOR	06/19/09	24
Royal Bank of Scotland	USD	58,200	4.000%	Three Month LIBOR	06/17/10	712
Royal Bank of Scotland	USD	30,700	4.000%	Three Month LIBOR	12/17/10	734
Royal Bank of Scotland	CAD	8,790	4.000%	Three Month LIBOR	12/17/13	357
Royal Bank of Scotland	CAD	12,110	4.000%	Three Month LIBOR	12/17/13	491
Royal Bank of Scotland	GBP	7,000	5.000%	Six Month LIBOR	03/18/14	217
Royal Bank of Scotland	USD	6,600	Three Month LIBOR	5.000%	12/17/15	(300)
Royal Bank of Scotland	EUR	740	Six Month LIBOR	4.750%	12/17/18	(20)
Royal Bank of Scotland	GBP	1,290	Six Month LIBOR	5.250%	12/17/18	(76)
Royal Bank of Scotland	USD	1,600	Three Month LIBOR	5.000%	12/17/18	(67)
Royal Bank of Scotland	USD	107,200	Three Month LIBOR	5.000%	12/17/28	(7,296)
Royal Bank of Scotland	GBP	100	Six Month LIBOR	5.500%	12/15/36	(23)
Royal Bank of Scotland	GBP	200	Six Month LIBOR	4.000%	12/15/36	20
Royal Bank of Scotland	USD	18,700	Three Month LIBOR	5.000%	12/17/38	(1,595)
Salomon Smith Barney	CAD	4,750	Three Month LIBOR	4.000%	12/17/13	(193)
UBS	BRL	3,800	12.410%	Brazil Interbank Deposit Rate	01/04/10	(37)
UBS	AUD	600	7.500%	Three Month LIBOR	03/15/10	11

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	231

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Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

UBS	AUD	7,400	7.000%	Three Month LIBOR	06/15/10	95
UBS	AUD	31,500	6.500%	Three Month LIBOR	09/15/10	251
UBS	AUD	1,900	7.500%	Six Month LIBOR	03/15/11	53
UBS	BRL	1,400	10.575%	Brazil Interbank Deposit Rate	01/02/12	(82)
UBS	BRL	3,800	12.540%	Brazil Interbank Deposit Rate	01/02/12	(131)
UBS	GBP	600	Six Month LIBOR	5.250%	12/17/13	(30)
UBS	AUD	2,160	Six Month LIBOR	7.500%	12/17/13	(110)
UBS	AUD	4,700	Six Month LIBOR	7.500%	12/17/13	(239)
UBS	AUD	9,040	Six Month LIBOR	7.500%	12/17/13	(460)
UBS	AUD	15,900	7.500%	Six Month LIBOR	12/17/13	809
UBS	JPY	198,000	Six Month LIBOR	1.500%	12/17/13	(30)
UBS	JPY	290,000	1.500%	Six Month LIBOR	12/17/13	44
UBS	JPY	293,000	1.500%	Six Month LIBOR	12/17/13	45
UBS	JPY	365,000	Six Month LIBOR	1.500%	12/17/13	(56)
UBS	JPY	717,000	Six Month LIBOR	1.500%	12/17/13	(110)
UBS	JPY	852,000	1.500%	Six Month LIBOR	12/17/13	131
UBS	JPY	1,735,000	Six Month LIBOR	1.500%	12/17/13	(266)
UBS	AUD	2,900	7.250%	Six Month LIBOR	12/17/18	199
UBS	AUD	3,000	Six Month LIBOR	7.250%	12/17/18	(206)
UBS	AUD	4,830	7.250%	Six Month LIBOR	12/17/18	330
UBS	AUD	5,690	7.250%	Six Month LIBOR	12/17/18	390
UBS	AUD	6,050	Six Month LIBOR	7.250%	12/17/18	(415)
UBS	AUD	7,980	Six Month LIBOR	7.250%	12/17/18	(547)

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($2,232)						(2,754)

See accompanying notes which are an integral part of the financial statements.

232	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $
ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	6,250	0.090%	08/25/37	(3,496)
ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	6,250	0.090%	08/25/37	(3,497)
ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	3,300	0.760%	01/25/38	(1,914)
ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	5,000	0.760%	01/25/38	(2,901)
ABX - HE Index for Sub-Prime Home Equity Sector	Deutsche Bank	USD	8,900	0.110%	05/25/46	(3,445)
ABX - HE Index for Sub-Prime Home Equity Sector	JP Morgan	USD	16,500	0.090%	08/25/37	(9,231)
ABX - HE Index for Sub-Prime Home Equity Sector	JP Morgan	USD	16,900	0.760%	01/25/38	(9,787)
ABX - HE Index for Sub-Prime Home Equity Sector	JP Morgan	USD	8,000	0.170%	05/25/46	(6,473)
Alltel Communications, Inc.	Deutsche Bank	USD	7,000	2.700%	06/20/13	(223)
American International Group	Deutsche Bank	USD	10,300	1.630%	06/20/13	(4,991)
Arrow Electronics, Inc.	Citigroupglobal Markets, Inc.	USD	1,730	(0.820)%	03/20/14	(41)
Berkshire Hathaway	Deutsche Bank	USD	17,100	(1.000)%	03/20/13	(983)
Centex Corp.	Deutsche Bank	USD	4,275	(4.400)%	12/20/13	(239)
CMBS AAA Index	Citigroupglobal Markets, Inc.	USD	7,020	(0.350)%	10/03/51	902
CMBS AAA Index	Credit Suisse First Boston	USD	5,975	(0.070)%	03/15/49	578
CMBS AAA Index	Credit Suisse First Boston	USD	8,000	(0.350)%	02/17/51	1,029
CMBS AAA Index	Deutsche Bank	USD	8,000	(0.080)%	12/13/49	1,133
CMBS AAA Index	JP Morgan	USD	4,650	(0.080)%	12/13/49	659
CMBS AAA Index	JP Morgan	USD	15,000	(0.080)%	12/13/49	2,124
CMBS AAA Index	JP Morgan	USD	4,650	(0.350)%	02/17/51	598
CMBS AAA Index	JP Morgan	USD	7,425	(0.350)%	02/17/51	955
CMBS AAA Index	JP Morgan	USD	5,975	(0.100)%	10/12/52	364
CMBS AAA Index	Morgan Stanley	USD	100	0.080%	12/13/49	(14)
CMBX AJ Index	Barclays Bank PLC	USD	6,500	(0.840)%	10/12/52	1,199
CMBX AJ Index	Barclays Bank PLC	USD	6,500	(0.840)%	10/12/52	1,199
Computer Sciences Corp.	Credit Suisse International	USD	2,575	(1.180)%	03/20/18	(7)
Countrywide Home Loans	Deutsche Bank	USD	10,000	4.500%	06/20/10	626
Countrywide Home Loans	Merrill Lynch	USD	3,000	6.300%	06/20/13	126
Darden Restaurants, Inc.	Deutsche Bank	USD	4,775	(2.250)%	03/20/14	(195)
Deutsche Bank	Royal Bank of Scotland	USD	6,100	0.550%	12/20/08	(12)
Dow Jones CDX High Volatility Index	Barclays Bank PLC	USD	1,993	(1.550)%	06/20/13	(55)
Dow Jones CDX High Volatility Index	Barclays Bank PLC	USD	14,100	(5.000)%	06/20/13	2,109
Dow Jones CDX High Volatility Index	Barclays Bank PLC	USD	400	3.350%	12/20/13	(52)
Dow Jones CDX High Volatility Index	Chase Securities, Inc.	USD	2,000	1.120%	12/20/12	(7)
Dow Jones CDX High Volatility Index	Citibank	USD	1,079	0.401%	06/20/12	(66)
Dow Jones CDX High Volatility Index	Citibank	USD	4,904	0.360%	06/20/12	(305)
Dow Jones CDX High Volatility Index	Citibank	USD	5,003	0.355%	06/20/12	(312)
Dow Jones CDX High Volatility Index	Citibank	USD	500	2.144%	06/20/12	(61)
Dow Jones CDX High Volatility Index	Deutsche Bank	USD	9,237	0.708%	12/20/12	42
Dow Jones CDX High Volatility Index	Deutsche Bank	USD	1,361	0.530%	06/20/13	(8)
Dow Jones CDX High Volatility Index	Deutsche Bank	USD	14,445	(1.550)%	06/20/13	343
Dow Jones CDX High Volatility Index	Deutsche Bank	USD	55,000	(1.550)%	06/20/13	1,274
Dow Jones CDX High Volatility Index	Deutsche Bank	USD	55,000	(1.550)%	06/20/13	1,271
Dow Jones CDX High Volatility Index	Goldman Sachs	USD	1,556	0.555%	12/20/17	(13)
Dow Jones CDX High Volatility Index	Goldman Sachs	USD	7,600	1.120%	12/20/12	(26)

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $
Dow Jones CDX High Volatility Index	Goldman Sachs	USD	1,750	0.463%	06/20/13	(18)
Dow Jones CDX High Volatility Index	Goldman Sachs	USD	583	0.548%	12/20/17	(5)
Dow Jones CDX High Volatility Index	JP Morgan	USD	37,000	(1.550)%	06/20/13	829
Dow Jones CDX High Volatility Index	JP Morgan	USD	49,000	(1.550)%	06/20/13	1,258
Dow Jones CDX High Volatility Index	JP Morgan	USD	1,458	0.553%	12/20/17	(13)
Dow Jones CDX High Volatility Index	Merrill Lynch	USD	2,100	1.833%	06/20/12	(277)
Dow Jones CDX High Volatility Index	Merrill Lynch	USD	19,618	1.640%	12/20/12	(962)
Dow Jones CDX High Volatility Index	Merrill Lynch	USD	19,618	1.580%	12/20/12	(946)
Dow Jones CDX High Volatility Index	Merrill Lynch	USD	3,000	(1.500)%	12/20/13	(54)
Dow Jones CDX High Volatility Index	Morgan Stanley	USD	2,100	2.080%	06/20/12	(260)
Dow Jones CDX High Volatility Index	Morgan Stanley	USD	20,301	(1.550)%	06/20/13	486
Dow Jones CDX High Volatility Index	Pershing LLC 1st Republic P.B. CNS	USD	3,221	(1.550)%	06/20/13	49
Dow Jones CDX High Volatility Index	Royal Bank of Scotland	USD	13,200	(5.000)%	06/20/13	2,021
Federative Republic of Brazil	UBS	USD	4,000	1.190%	08/20/13	(336)
Ford Motor Credit Co.	Barclays Bank PLC	USD	700	5.650%	09/20/12	(250)
Ford Motor Credit Co.	Goldman Sachs	USD	400	3.850%	09/20/12	(164)
Gaz Capital for Gazprom	Barclays Bank PLC	USD	1,100	1.600%	12/20/12	(325)
Gaz Capital for Gazprom	JP Morgan	USD	100	0.970%	11/20/08	—
Gaz Capital for Gazprom	Morgan Stanley	USD	1,500	2.480%	02/20/13	(417)
Gaz Capital for Gazprom	SIU on Stock Investment Co.	USD	600	1.250%	12/20/08	(7)
Gaz Capital for Gazprom	UBS	USD	1,000	1.050%	08/20/09	(83)
Gaz Capital for Gazprom	UBS	USD	4,000	2.260%	08/20/13	(1,224)
GE Capital Corp.	BNP Paribas	USD	1,700	1.100%	12/20/09	(104)
GE Capital Corp.	Citibank	USD	600	0.750%	03/20/09	(14)
GE Capital Corp.	Citibank	USD	200	1.150%	03/20/10	(14)
GE Capital Corp.	Citibank	USD	700	1.050%	03/20/10	(49)
GE Capital Corp.	Citibank	USD	600	1.100%	03/20/10	(42)
GE Capital Corp.	Credit Suisse First Boston	USD	2,535	6.550%	12/20/10	5
GE Capital Corp.	Goldman Sachs	USD	200	0.830%	12/20/09	(13)
GE Capital Corp.	Merrill Lynch	USD	1,000	1.080%	12/20/09	(59)
GE Capital Corp.	Morgan Stanley	USD	500	0.950%	01/20/09	(7)
GE Capital Corp.	Royal Bank of Scotland	USD	400	1.100%	09/20/09	(19)
General Motors Acceptance Corp.	Merrill Lynch	USD	1,400	1.850%	09/20/09	(371)
General Motors Corp.	Bank of America	USD	900	8.950%	03/20/13	(482)
General Motors Corp.	Bank of America	USD	800	5.000%	06/20/13	(486)
General Motors Corp.	Chase Securities Inc.	USD	200	4.550%	12/20/12	(121)
General Motors Corp.	Citibank	USD	10,300	4.630%	12/20/12	(6,206)
General Motors Corp.	Deutsche Bank	USD	500	5.000%	06/20/13	(303)
Goldman Sachs Group, Inc.	Credit Suisse International	USD	3,300	0.940%	09/20/12	(231)
Goldman Sachs Group, Inc.	Deutsche Bank	USD	1,700	0.880%	09/20/12	(123)
Hewelett-Packard Co.	Citigroupglobal Markets, Inc.	USD	1,730	(0.720)%	03/20/14	(2)
Merrill Lynch & Co.	Deutsche Bank	USD	2,000	2.200%	06/20/13	9
Metlife, Inc.	Deutsche Bank	USD	8,500	2.050%	03/20/13	(809)
Metlife, Inc.	UBS	USD	8,500	2.050%	03/20/13	(809)
Mexico Government International Bond	JP Morgan	USD	2,600	0.920%	03/20/16	(328)

See accompanying notes which are an integral part of the financial statements.

234	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $
Nordstrom, Inc.	Deutsche Bank	USD	5,125	(2.100)%	03/20/14	(239)
Nordstrom, Inc.	JP Morgan	USD	2,750	(0.870)%	12/20/17	386
Prudential	Deutsche Bank	USD	8,500	2.300%	03/20/13	(1,274)
Prudential	UBS	USD	8,500	2.300%	03/20/13	(1,274)
Pulte Homes, Inc.	JP Morgan	USD	9,000	(2.550)%	12/20/13	424
Republic of Indonesia	UBS	USD	300	1.300%	09/20/10	(24)
Republic of Panama	JP Morgan	USD	300	(1.250)%	01/20/17	(43)
Russian Federation	UBS	USD	2,500	1.030%	08/20/13	(639)
Russian Federation	UBS	USD	500	1.250%	08/20/18	(177)
SLM Corporation	Barclays	USD	400	5.100%	06/20/09	(35)
Ukraine Government International Bond	HSBC	USD	4,500	0.730%	04/20/09	(478)
Wachovia Corporation	Royal Bank of Scotland	USD	300	3.020%	03/20/13	29
Wells Fargo	UBS	USD	600	0.800%	09/20/09	—

Total Market Value of Open Credit Default Contracts Premiums Paid (Received) - ($21,990)						(46,443)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	235

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Russell Strategic Bond Fund

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets

Asset-Backed Securities	12.6
Certificates of Deposit	0.2
Corporate Bonds and Notes	18.6
International Debt	5.4
Loan Agreements	0.8
Mortgage-Backed Securities	72.2
Municipal Bonds	0.4
Non-US Bonds	0.7
United States Government Agencies	0.5
United States Government Treasuries	1.9
Common Stocks	0.1
Preferred Stocks	0.1
Warrants & Rights	— *
Options Purchased	0.1
Short Term Investments	12.6
Other Securities	4.2

Total Investments	130.4
Other Assets and Liabilities, Net	(30.4)

100.0

Futures Contracts	0.3
Options Written	(0.1)
Foreign Currency Exchange Contracts	0.1
Interest Rate Swap Contracts	(— )*
Credit Default Swaps	(0.7)

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

236	Russell Strategic Bond Fund

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Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell Investment Grade Bond Fund - Class C ‡
	Total Return
1 Year	(6.47)%
5 Years	1.66	%§
10 Years	3.86	%§

Russell Investment Grade Bond Fund Class E ‡‡
	Total Return
1 Year	(5.57)%
5 Years	1.85	%§
10 Years	3.96	%§

Russell Investment Grade Bond Fund - Class I
	Total Return
1 Year	(5.29)%
5 Years	2.12	%§
10 Years	4.21	%§

Russell Investment Grade Bond Fund - Class S ‡‡‡
	Total Return
1 Year	(5.46)%
5 Years	2.08	%§
10 Years	4.19	%§

Russell Investment Grade Bond Fund - Class Y ‡‡‡‡
	Total Return
1 Year	(5.24)%
5 Years	2.17	%§
10 Years	4.27	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	0.30%
5 Years	3.48	%§
10 Years	5.00	%§

238	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell Investment Grade Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell Investment Grade Bond Fund Class C, Class E, Class I, Class S and Class Y lost 6.47%, 5.57%, 5.29%, 5.46% and 5.24%, respectively. This compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 0.30% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2008, the Lipper® Intermediate Investment Grade Debt Funds Average lost 7.51%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Investors’ departure from investments with more risk to the relative safety of U.S. Treasuries and the subsequent re-pricing of risk (i.e. the market demanding increased compensation for assuming a given level of risk) impacted nearly all non-Treasury fixed income investments. As a result, non-Treasury investments posted lower returns than the benchmark. The Fund’s money managers typically invest in non-Treasury sectors. As a result, the Fund underperformed its benchmark. However, the managers’ sector allocation and security selection decisions resulted in the Fund outperforming its peers as measured by the Lipper Intermediate Investment Grade Debt Funds Average.

The decrease in interest rates across the yield curve benefited the Fund as several of the Fund’s managers anticipated the decline and increased sensitivity to interest rates (also called increased duration). In general, as interest rates decline, bond prices increase. Therefore, the increase in duration had a positive impact on Fund performance.

Finally, as the Federal Reserve decreased the federal funds target rate, short-term yields declined relative to yields at the intermediate portion and long end of the yield curve, resulting in a relative shift in yields, otherwise known as a yield curve “steepening.” This yield curve movement benefited the Fund as the Fund’s money managers anticipated the change and varied the maturity of their securities accordingly.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

By far, the largest impact on the Fund’s underperformance relative to benchmark was from the re-pricing of risk (i.e. the market demanding increased compensation for assuming a given level of risk), the fundamental concern regarding the consumer’s ability to make mortgage payments and the negative impact the market and credit issues had on virtually all non-Treasury segments of the fixed income markets. The Fund had a material overweight to mortgage-backed securities. This contributed significantly to the Fund’s benchmark-relative underperformance. An overweight to and security selection in consumer-related asset-backed securities, and security selection in investment grade and high yield corporate securities that were hard hit by the weakening economic environment also detracted from Fund performance.

Interest rates across maturities on the yield curve decreased over the fiscal year. The Fund’s money managers anticipated the change in interest rates and positioned their portfolios to benefit from these changes. Western Asset Management Company underperformed as its overweight to and selection of mortgage-backed and corporate securities detracted from performance. Lehman Brothers Asset Management LLC underperformed as a result of its overweight to and selection of mortgage-backed and asset-backed securities. Pacific Investment Management Company LLC slightly lagged the benchmark. Its performance benefited from strong yield curve and duration positioning but was hurt by poor corporate bond selection. Bear Stearns Asset Management Inc. and Metropolitan West Asset Management, LLC each were the only managers in the Fund for a portion of the year. Bear Stearns underperformed largely due to its overweight to and selection of mortgage-backed securities. Metropolitan West outperformed modestly, due in part to their security selection within asset-backed securities.

Describe any changes to the Fund’s structure or the money manager line-up.

In March 2008, Bear Stearns was replaced with Metropolitan West. As of April 1, 2008, manager weights were adjusted as follows: Lehman decreased from 50% to 25%; PIMCO increased from 20% to 30%; MetWest increased from 15% to 22.5%; and Western increased from 15% to 22.5%.

Russell Investment Grade Bond Fund	239

Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Money Managers as of October 31, 2008	Styles
Lehman Brothers Asset Management LLC	Enhanced Index
Metropolitan West Asset Management, LLC.	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary
Western Asset Management Company	Fully Discretionary
Western Asset Management Company Limited	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1998.

**	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

‡	The Fund first issued Class C Shares on October 22, 2007. The returns shown for Class C Shares are the returns of the Fund’s Class I Shares for the period November 1, 1998 to May 13, 1999 and do not reflect the deduction of 12b-1 distribution and shareholder services fees. Had they done so, the returns shown would have been lower. The returns shown from May 14, 1999 to October 21, 2007 are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown would have been lower.

‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class I Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡‡	The Fund first issued Class S Shares on October 22, 2007. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. However, the returns for Class S Shares would be substantially similar to those of Class I Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

240	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$921.90	$1,017.04
Expenses Paid During Period*	$7.78	$8.16

*	Expenses are equal to the Fund’s annualized expense ratio of 1.61% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$926.50	$1,021.67
Expenses Paid During Period*	$3.34	$3.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$927.70	$1,022.92
Expenses Paid During Period*	$2.13	$2.24

*	Expenses are equal to the Fund’s annualized expense ratio of 0.44% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Russell Investment Grade Bond Fund	241

Russell Investment Company

Russell Investment Grade Bond Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$926.60	$1,022.27
Expenses Paid During Period*	$2.76	$2.90

*	Expenses are equal to the Fund’s annualized expense ratio of 0.57% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$928.00	$1,023.18
Expenses Paid During Period*	$1.89	$1.98

*	Expenses are equal to the Fund’s annualized expense ratio of 0.39% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

242	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 110.4%
Asset-Backed Securities - 5.7%
Aames Mortgage Investment Trust (Ê)(Þ)
Series 2005-3 Class A1 3.409% due 08/25/35	342	318
Accredited Mortgage Loan Trust (Ê)
Series 2004-2 Class A2 3.559% due 07/25/34	152	67
ACE Securities Corp. (Ê)
Series 2003-OP1 Class M2
4.759% due 12/25/33	133	107
Series 2005-SD3 Class A
3.659% due 08/25/45	314	279
Series 2006-HE4 Class A2A
3.319% due 10/25/36	266	258
Aegis Asset Backed Securities Trust (Ê)
Series 2003-3 Class M2 5.734% due 01/25/34	350	170
Air 2 US (Þ)
8.027% due 10/01/19	714	572
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1
6.957% due 02/25/33	155	88
Series 2004-R10 Class A5
3.649% due 11/25/34	2	2
Asset Backed Funding Certificates (Ê)
Series 2006-HE1 Class A2A
3.319% due 01/25/37	301	284
Series 2006-OPT Class A3A
3.319% due 10/25/36	183	179
Asset Backed Securities Corp. Home Equity (Ê)
Series 2006-HE2 Class A1A 3.509% due 03/25/36	1,346	448
Bank of America Credit Card Trust (Ê)
Series 2007-A12 Class A12
4.760% due 01/15/13	8,200	7,555
Series 2008-A1 Class A1
5.140% due 04/15/13	400	367
Bayview Financial Acquisition Trust
Series 2006-A Class 1A3 5.865% due 02/28/41	410	328
Bear Stearns Asset Backed Securities Trust (Ê)
Series 2003-1 Class A1
3.759% due 11/25/42	154	126

	Principal Amount ($) or Shares	Market Value $
Series 2003-SD1 Class A
3.709% due 12/25/33	124	94
Series 2005-2 Class A3
3.659% due 04/25/35	30	29
Series 2006-SD2 Class A2
3.459% due 06/25/36	342	300
Series 2007-HE5 Class 1A1
3.349% due 06/25/47	57	53
Series 2007-HE6 Class 1A1
4.509% due 06/25/37	819	768
BNC Mortgage Loan Trust (Ê)
Series 2007-2 Class A2 3.359% due 05/25/37	209	190
Burlington Northern and Santa Fe Railway Co. 2005-4 Pass Through Trust 4.967% due 04/01/23	193	164
Business Loan Express (Ê)(Þ)
Series 2003-2A Class A 4.059% due 01/25/32	274	187
Capital Auto Receivables Asset Trust (Ê)
Series 2008-2 Class A2B 5.480% due 03/15/11	645	631
Carrington Mortgage Loan Trust (Ê)
Series 2005-NC5 Class A2
3.579% due 10/25/35	214	203
Series 2006-NC3 Class A3
3.409% due 08/25/36	2,105	1,278
Cendant Mortgage Corp. (Ê)(Þ) Series 2003-A Class A3 3.809% due 07/25/43	65	65
Centex Home Equity (Ê) Series 2006-A Class AV4 3.509% due 06/25/36	1,700	1,141
Chase Issuance Trust (Ê) Series 2008-A7 Class A7 5.210% due 11/15/11	4,420	4,250
Citigroup Mortgage Loan Trust, Inc. (Ê)
Series 2006-SHL Class A1 (Þ)
3.459% due 11/25/45	1,041	813
Series 2007-AHL Class A3A
3.319% due 05/25/37	283	254
Series 2007-AMC Class A2A
3.369% due 03/25/37	493	448
Series 2007-WFH Class A4
3.459% due 01/25/37	2,250	1,243

Russell Investment Grade Bond Fund	243

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Countrywide Asset-Backed Certificates
Series 2001-BC3 Class A (Ê)
3.739% due 12/25/31	88	74
Series 2004-13 Class AF3
3.989% due 02/25/31	12	11
Series 2004-AB2 Class M3 (Ê)
3.859% due 05/25/36	310	99
Series 2004-BC1 Class M1 (Ê)
3.759% due 02/25/34	209	147
Series 2005-17 Class 1AF1 (Ê)
3.459% due 05/25/36	3	3
Series 2005-17 Class 1AF3
5.711% due 05/25/36	2,250	1,211
Series 2006-3 Class 3A1 (Ê)
3.379% due 06/25/36	311	282
Series 2006-6 Class 2A2 (Ê)
3.439% due 09/25/36	546	498
Series 2006-11 Class 1AF4
6.300% due 09/25/46	505	208
Series 2006-BC1 Class 1A (Ê)
3.459% due 04/25/36	1,204	1,020
Series 2006-BC4 Class 2A2 (Ê)
3.419% due 07/25/36	2,220	1,604
Series 2007-7 Class 2A1 (Ê)
3.339% due 10/25/37	170	162
Countrywide Home Equity Loan Trust (Ê)
Series 2005-A Class 2A
4.800% due 04/15/35	224	137
Series 2005-G Class 2A
4.790% due 12/15/35	1,086	443
Series 2006-E Class 2A
4.700% due 07/15/36	896	467
Series 2007-GW Class A
5.110% due 08/15/37	1,393	859
Credit-Based Asset Servicing and Securitization LLC
Series 2004-CB7 Class AF5
4.585% due 10/25/34	550	447
Series 2005-CB5 Class AV2 (Ê)
3.519% due 08/25/35	263	251
Series 2006-CB6 Class A21 (Ê)
3.299% due 07/25/36	320	316
Series 2007-RP1 Class A (Ê)(Þ)
3.569% due 05/25/46	1,307	863
CVS Pass-Through Trust (Þ)
5.789% due 01/10/26	262	194
5.880% due 01/10/28	12	9

	Principal Amount ($) or Shares	Market Value $
Daimler Chrysler Auto Trust (Ê)
Series 2008-B Class A2B
5.023% due 07/08/11	900	873
Series 2008-B Class A3B
5.573% due 09/10/12	400	362
Delta Air Lines, Inc. 6.821% due 08/10/22	1,524	991
Ellington Loan Acquisition Trust (Ê)(Þ)
Series 2007-1 Class A2A1
4.259% due 05/25/37	875	809
Series 2007-1 Class A2C
4.509% due 05/25/37	1,000	556
First Franklin Mortgage Loan Asset Backed Certificates (Ê)
Series 2004-FFH Class 2A1
3.639% due 10/25/34	18	17
Series 2007-FF1 Class A2C
3.399% due 01/25/38	1,500	666
Fremont Home Loan Trust (Ê) Series 2006-3 Class 2A1 3.329% due 02/25/37	78	76
GE-WMC Mortgage Securities LLC (Ê) Series 2006-1 Class A2A 3.299% due 08/25/36	154	150
GMAC Mortgage Corp. Loan Trust (Ê) Series 2006-HE4 Class A1 3.329% due 12/25/36	539	315
GSAA Trust
Series 2006-2 Class 2A3 (Ê)
3.529% due 12/25/35	570	501
Series 2006-4 Class 1A2
5.940% due 03/25/36	492	229
GSAMP Trust (Ê) Series 2003-HE2 Class M1 3.909% due 08/25/33	133	108
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2005-1 Class A
4.568% due 01/20/34	476	382
Series 2006-2 Class A1
4.428% due 03/20/36	1,445	1,143
Series 2007-1 Class AS
4.478% due 03/20/36	2,392	1,892
HSI Asset Securitization Corp. Trust (Ê) Series 2006-HE2 Class 2A1 3.309% due 12/25/36	136	129

244	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

JP Morgan Mortgage Acquisition Corp. (Ê)
Series 2006-WMC Class A2
3.309% due 08/25/36	91	89
Series 2007-CH3 Class A2
3.339% due 03/25/37	453	422
Lehman XS Trust (Ê)
Series 2005-1 Class 2A1
4.707% due 07/25/35	582	391
Series 2005-1 Class 2A2
4.707% due 07/25/35	152	99
Series 2006-16N Class A1A (Ø)
3.340% due 11/25/46	388	369
Series 2006-17 Class WF11 (Ø)
3.380% due 11/25/36	268	254
Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1
3.539% due 10/25/34	34	22
Series 2006-9 Class 2A1
3.319% due 10/25/36	1,156	1,105
Master Asset Backed Securities Trust (Ê)
Series 2003-WMC Class M2
5.734% due 08/25/33	84	48
Series 2006-WMC Class A4
3.419% due 08/25/36	2,500	880
Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M3
6.409% due 09/25/33	54	27
Series 2006-HE7 Class A2A
3.309% due 09/25/36	680	669
Series 2007-HE6 Class A1
3.319% due 05/25/37	185	177
Series 2007-NC3 Class A2A
3.319% due 05/25/37	128	118
Morgan Stanley Mortgage Loan Trust (Ê) Series 2006-12X Class A1 3.379% due 10/25/36	216	208
MSDWCC Heloc Trust (Ê) Series 2005-1 Class A 3.449% due 07/25/17	71	48
Nationstar Home Equity Loan Trust (Ê) Series 2007-B Class 2AV1 3.379% due 04/25/37	486	469
Nelnet Student Loan Trust (Ê) Series 2008-4 Class A4 5.015% due 04/25/24	490	468

	Principal Amount ($) or Shares	Market Value $
New Century Home Equity Loan Trust (Ê) Series 2004-4 Class M2 3.789% due 02/25/35	370	300
Option One Mortgage Loan Trust (Ê)
Series 2003-2 Class M2
5.809% due 04/25/33	76	23
Series 2003-3 Class M3
5.259% due 06/25/33	131	17
Series 2003-4 Class M2
4.909% due 07/25/33	111	60
Series 2007-4 Class 2A1
3.349% due 04/25/37	1,898	1,794
Series 2007-6 Class 2A1
3.319% due 06/25/37	512	489
Option One Mortgage Securities Corp. NIM Trust (Ê)(Þ) Series 2006-1A 3.359% due 12/25/10	884	619
Origen Manufactured Housing
Series 2005-B Class A4
5.910% due 01/15/37	100	93
Series 2006-A Class A1 (Ê)
4.710% due 11/15/18	370	306
Ownit Mortgage Loan Asset Backed Certificates (Ê) Series 2006-6 Class A2C 3.419% due 09/25/37	2,390	1,239
Park Place Securities, Inc. (Ê)
Series 2004-WWF Class A1D
3.719% due 02/25/35	78	77
Series 2005-WCW Class M1
3.709% due 09/25/35	370	270
Popular ABS Mortgage Pass-Through Trust Series 2005-6 Class A3 5.680% due 01/25/36	390	370
RAAC Series (Ê)(Þ) Series 2006-RP2 Class A 3.509% due 02/25/37	590	448
Renaissance Home Equity Loan Trust
Series 2003-3 Class A (Ê)
3.759% due 12/25/33	369	294
Series 2005-1 Class M1
5.357% due 05/25/35	221	162
Series 2005-2 Class AF4
4.934% due 08/25/35	585	538
Series 2006-1 Class AF6
5.746% due 05/25/36	305	255

Russell Investment Grade Bond Fund	245

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Residential Asset Mortgage Products, Inc.
Series 2003-RS1 Class AI6A
5.980% due 12/25/33	276	216
Series 2003-RS2 Class AII (Ê)
3.939% due 03/25/33	109	64
Series 2003-RS3 Class AII (Ê)
3.979% due 04/25/33	74	51
Residential Asset Securities Corp.
Series 2001-KS1 Class AI6
6.349% due 03/25/32	412	270
Series 2001-KS1 Class AII (Ê)
3.729% due 03/25/32	66	47
Series 2001-KS3 Class AII (Ê)
3.719% due 09/25/31	48	36
Series 2003-KS2 Class MI1
4.800% due 04/25/33	628	456
Series 2003-KS2 Class MI3
6.100% due 04/25/33	132	49
Series 2003-KS4 Class AIIB (Ê)
3.839% due 06/25/33	178	129
Residential Funding Mortgage Securities II, Inc. (Ê)
Series 2005-HS1 Class AI1
3.379% due 09/25/35	169	166
Series 2007-HSA Class AI1
3.379% due 05/25/37	110	106
SACO I, Inc. (Ê)
Series 2005-WM3 Class A1
3.519% due 09/25/35	67	36
Series 2006-1 Class A
3.429% due 09/25/35	392	166
Saxon Asset Securities Trust (Ê) Series 2004-1 Class A 3.799% due 03/25/35	57	41
Sierra Receivables Funding Co. (Ê)(Þ) Series 2006-1A Class A2 4.428% due 05/20/18	180	148
SLM Student Loan Trust (Ê)
Series 2008-2 Class A1
3.835% due 01/26/15	186	182
Series 2008-6 Class A1
3.935% due 10/27/14	1,380	1,374
Small Business Administration Series 2000-P10 Class 1 7.449% due 08/10/10	46	47
Small Business Administration Pools (Ê) 4.830% due 09/25/18	189	199

	Principal Amount ($) or Shares	Market Value $
Soundview Home Equity Loan Trust Series 2006-WF1 Class A2 5.645% due 10/25/36	1,060	1,019
Specialty Underwriting & Residential Finance (Ê)
Series 2003-BC1 Class A
3.939% due 01/25/34	25	20
Series 2006-AB1 Class A2
3.399% due 12/25/36	556	543
Structured Asset Investment Loan Trust (Ê) Series 2005-3 Class M2 3.699% due 04/25/35	500	252
Structured Asset Securities Corp.
Series 2002-AL1 Class A3
3.450% due 02/25/32	408	323
Series 2002-HF1 Class A (Ê)
3.549% due 01/25/33	13	10
Series 2006-BC3 Class A2 (Ê)
3.309% due 10/25/36	276	261
Truman Capital Mortgage Loan Trust (Ê)(Þ) Series 2006-1 Class A 3.519% due 03/25/36	1,041	781
Wachovia Asset Securitization, Inc. (Ê) Series 2003-HE3 Class A 3.509% due 11/25/33	139	111
Wells Fargo Home Equity Trust (Ê) Series 2007-1 Class A1 3.359% due 03/25/37	330	312

		62,395

Corporate Bonds and Notes - 17.1%
Alcoa, Inc. 6.000% due 07/15/13	500	430
Allstate Life Global Funding Trusts 5.375% due 04/30/13	400	361
American Electric Power Co., Inc. Series C 5.375% due 03/15/10	120	117
American Express Co.
7.000% due 03/19/18	200	154
6.800% due 09/01/66	170	95
American Express Credit Corp.
5.875% due 05/02/13	1,325	1,108
Series C (Ñ)
7.300% due 08/20/13	755	666
American General Finance Corp.
3.087% due 08/17/11 (Ê)	2,000	858
6.900% due 12/15/17	130	47

246	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

American International Group, Inc.
4.700% due 10/01/10	60	39
5.375% due 10/18/11	570	272
5.050% due 10/01/15	505	189
5.850% due 01/16/18	80	29
8.250% due 08/15/18 (Þ)	1,760	725
6.250% due 03/15/37	1,800	243
Anadarko Petroleum Corp.
5.950% due 09/15/16	570	475
6.450% due 09/15/36	290	207
Apache Corp.
6.000% due 09/15/13	460	447
6.000% due 01/15/37	200	153
Appalachian Power Co. Series O 5.650% due 08/15/12	175	166
ArcelorMittal USA 6.500% due 04/15/14	615	543
ASIF Global Financing XIX (Þ) 4.900% due 01/17/13	50	32
AT&T, Inc. 5.100% due 09/15/14	240	210
Atmos Energy Corp. 6.350% due 06/15/17	185	147
BAC Capital Trust XIV (ƒ) 5.630% due 12/31/49	20	9
Baker Hughes, Inc. 7.500% due 11/15/18	630	623
Bank of America Corp.
4.375% due 12/01/10 (Ñ)	1,350	1,315
5.420% due 03/15/17	20	15
6.000% due 09/01/17	1,000	875
5.750% due 12/01/17	2,445	2,106
8.000% due 12/29/49 (ƒ)	2,200	1,647
8.125% due 12/29/49 (ƒ)	1,110	860
Bank of America NA
Series BKNT
3.099% due 06/15/16 (Ê)	1,200	1,147
6.000% due 10/15/36	300	231
Bank of Scotland PLC (Þ) 5.250% due 02/21/17	230	199
BankAmerica Capital III (Ê) Series * 5.323% due 01/15/27	700	514
Bear Stearns Cos. LLC (The)
6.400% due 10/02/17	2,925	2,600
7.250% due 02/01/18	2,965	2,791
BellSouth Corp. 4.750% due 11/15/12	20	18

	Principal Amount ($) or Shares	Market Value $
Bellsouth Telecommunications, Inc. 7.000% due 12/01/95	685	499
Bundesrepublik Deutschland Series 04 3.750% due 01/04/15	1,040	1,343
Burlington Northern Santa Fe Corp. 6.875% due 12/01/27	90	78
Cardinal Health, Inc. 5.850% due 12/15/17	470	380
Carolina Power & Light Co. 6.500% due 07/15/12	5	5
Caterpillar Financial Services Corp. 6.200% due 09/30/13	650	627
CenterPoint Energy Houston Electric LLC Series J2 5.700% due 03/15/13	350	309
CenterPoint Energy Resources Corp.
6.125% due 11/01/17	125	96
Series B
7.875% due 04/01/13	345	325
Citicorp 7.250% due 10/15/11	460	441
Citigroup Capital XXI 8.300% due 12/21/77	375	257
Citigroup, Inc.
3.799% due 12/28/09 (Ê)	800	756
4.125% due 02/22/10	630	605
5.500% due 08/27/12	500	463
5.300% due 10/17/12	200	183
5.500% due 04/11/13	675	617
5.850% due 07/02/13	100	92
6.500% due 08/19/13	1,955	1,853
5.000% due 09/15/14	3,185	2,518
6.000% due 08/15/17	300	258
6.125% due 11/21/17	980	843
6.125% due 05/15/18	695	595
6.125% due 08/25/36	500	337
6.875% due 03/05/38	1,550	1,285
8.400% due 04/29/49 (ƒ)	3,475	2,415
Clear Channel Communications, Inc. 6.250% due 03/15/11	290	131
Clorox Co. 5.450% due 10/15/12	295	273
Columbus Southern Power Co. Series C 5.500% due 03/01/13	85	78
Comcast Cable Holdings LLC
9.800% due 02/01/12	715	723
7.875% due 08/01/13	700	681

Russell Investment Grade Bond Fund	247

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Comcast Corp.
6.500% due 01/15/15	1,050	946
6.500% due 01/15/17	520	457
6.300% due 11/15/17	2,090	1,806
6.500% due 11/15/35	705	541
ConocoPhillips 5.900% due 05/15/38	60	46
ConocoPhillips Holding Co. 6.950% due 04/15/29	825	719
Continental Airlines, Inc. Series A 5.983% due 04/19/22	3,295	2,290
Countrywide Financial Corp. Series MTn 5.800% due 06/07/12	730	679
Countrywide Home Loans, Inc. Series MTNL 4.000% due 03/22/11	840	775
COX Communications, Inc. 6.750% due 03/15/11	790	768
Credit Suisse Guernsey, Ltd. (ƒ) 5.860% due 05/29/49	520	297
Credit Suisse NY 5.000% due 05/15/13	1,000	902
Credit Suisse USA, Inc.
5.250% due 03/02/11	165	157
5.500% due 08/15/13	115	103
4.875% due 01/15/15	110	88
CVS Caremark Corp. 6.250% due 06/01/27	965	700
CVS Pass-Through Trust (Þ) 6.036% due 12/10/28	1,069	846
Daimler Finance NA LLC
4.875% due 06/15/10	1,085	933
5.875% due 03/15/11	300	245
DCP Midstream LLC
6.875% due 02/01/11	45	43
6.750% due 09/15/37 (Þ)	785	526
Dell, Inc. (Þ) 5.650% due 04/15/18	475	385
Delta Air Lines, Inc.
Series 00-1
7.570% due 11/18/10	2,035	1,689
Series 01-1
6.619% due 03/18/11	443	381
7.111% due 09/18/11	500	400
Detroit Edison Co. (The) 6.350% due 10/15/32	125	98

	Principal Amount ($) or Shares	Market Value $
Dominion Resources, Inc.
4.750% due 12/15/10	90	87
5.700% due 09/17/12	455	420
6.400% due 06/15/18	665	563
Series B
6.250% due 06/30/12	15	14
DPL, Inc. 6.875% due 09/01/11	495	472
DTE Energy Co. 7.050% due 06/01/11	300	295
Duke Energy Carolinas LLC
5.625% due 11/30/12	265	257
6.000% due 01/15/38	695	582
Eastman Kodak Co. 7.250% due 11/15/13	70	53
Energy Future Holdings Corp.
Series P
5.550% due 11/15/14	150	81
Series Q
6.500% due 11/15/24	90	43
Series R
6.550% due 11/15/34	635	299
Enterprise Products Operating LLC 6.300% due 09/15/17	590	482
Erac USA Finance Co. (Þ) 7.000% due 10/15/37	1,755	1,027
Exelon Corp.
4.900% due 06/15/15	740	554
5.625% due 06/15/35	330	193
Federal Express Corp. 7.600% due 07/01/97	170	124
FirstEnergy Corp.
Series B
6.450% due 11/15/11	2,225	2,096
Series C
7.375% due 11/15/31	905	702
Florida Power Corp. 5.650% due 06/15/18	270	239
Ford Motor Co. (Ñ) 7.450% due 07/16/31	410	129
Freeport-McMoRan Copper & Gold, Inc.
6.875% due 02/01/14 (Ñ)	920	748
8.375% due 04/01/17	1,090	856
General Electric Capital Corp.
4.573% due 01/20/10 (Ê)	600	587
2.874% due 08/15/11 (Ê)	1,300	1,229
5.250% due 10/19/12	1,195	1,102
5.625% due 05/01/18	2,415	1,988

248	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.875% due 01/14/38	2,115	1,509
5.500% due 09/15/67	300	219
6.375% due 11/15/67	4,270	2,761
Series MTNA
6.000% due 06/15/12	1,270	1,214
3.079% due 09/15/14 (Ê)	830	620
General Electric Co. 5.250% due 12/06/17	505	423
General Motors Corp. 8.375% due 07/05/33	160	63
GlaxoSmithKline Capital, Inc.
3.429% due 05/13/10 (Ê)	8,200	7,988
5.650% due 05/15/18	930	824
6.375% due 05/15/38	795	672
Glen Meadow Pass-Through Trust (Þ) 6.505% due 02/12/67	200	98
GMAC LLC (Ñ) 7.750% due 01/19/10	230	172
Goldman Sachs Capital II (ƒ) 5.793% due 12/29/49	960	441
Goldman Sachs Group, Inc. (The)
4.500% due 06/15/10	1,010	953
5.300% due 02/14/12	2,505	2,275
5.450% due 11/01/12	80	71
4.750% due 07/15/13	300	254
5.125% due 01/15/15	1,000	830
6.250% due 09/01/17	1,800	1,504
6.150% due 04/01/18	1,940	1,607
5.950% due 01/15/27	250	153
6.450% due 05/01/36	285	183
6.750% due 10/01/37	1,885	1,228
Hartford Financial Services Group, Inc. 5.250% due 10/15/11	275	233
HBOS PLC (Þ) 6.750% due 05/21/18	3,150	2,361
Hess Corp.
7.875% due 10/01/29	110	94
7.300% due 08/15/31	465	372
Historic TW, Inc. 8.050% due 01/15/16	565	516
HJ Heinz Co. (Þ) 6.428% due 12/01/20	100	100
HSBC Finance Corp.
4.125% due 11/16/09	1,135	1,090
2.899% due 03/12/10 (Ê)	700	641
Humana, Inc. 7.200% due 06/15/18	160	128

	Principal Amount ($) or Shares	Market Value $
ILFC E-Capital Trust II (Þ) 6.250% due 12/21/65	290	94
International Business Machines Corp. 5.700% due 09/14/17	700	636
International Lease Finance Corp.
5.625% due 09/15/10	545	384
5.625% due 09/20/13	805	515
International Paper Co. 5.850% due 10/30/12	1,490	1,280
Jersey Central Power & Light Co. 5.625% due 05/01/16	260	223
JP Morgan Chase Capital XIII (Ê) Series M 4.712% due 09/30/34	625	473
JP Morgan Chase Capital XV 5.875% due 03/15/35	550	344
JP Morgan Chase Capital XX Series T 6.550% due 09/29/36	200	140
JPMorgan Chase & Co.
5.375% due 10/01/12	1,620	1,563
5.375% due 01/15/14	475	463
5.125% due 09/15/14	1,085	966
5.150% due 10/01/15	520	453
6.000% due 01/15/18	425	381
6.400% due 05/15/38 (Ñ)	2,362	2,028
Series 1 (ƒ)
7.900% due 04/29/49	1,245	1,009
JPMorgan Chase Bank NA Series BKNT 5.875% due 06/13/16	85	77
Kaupthing Bank Hf (Þ) 7.625% due 02/28/15	1,210	39
Kellogg Co. 5.125% due 12/03/12	660	630
Kerr-McGee Corp. 6.950% due 07/01/24	290	230
KeyBank NA (Ê) Series BKNT 5.061% due 06/02/10	900	611
Kinder Morgan Energy Partners, LP
7.125% due 03/15/12	185	177
5.000% due 12/15/13	115	97
6.000% due 02/01/17 (Ñ)	60	48
5.950% due 02/15/18 (Ñ)	80	63
6.950% due 01/15/38	1,960	1,437
Kraft Foods, Inc.
3.303% due 08/11/10 (Ê)	1,700	1,557
6.125% due 02/01/18	1,540	1,319

Russell Investment Grade Bond Fund	249

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Lehman Brothers Holdings Capital Trust VII (ƒ)(Ø) 5.857% due 11/29/49	1,450	—
Lehman Brothers Holdings, Inc. (Ø)
2.951% due 05/25/10	300	35
5.250% due 02/06/12	140	18
6.200% due 09/26/14	150	20
6.500% due 07/19/17	390	1
6.750% due 12/28/17	990	1
6.875% due 05/02/18	200	26
Manufacturers & Traders Trust Co. 5.585% due 12/28/20	180	140
Merrill Lynch & Co., Inc.
3.735% due 07/25/11 (Ê)	700	592
6.050% due 08/15/12	200	182
5.450% due 02/05/13	3,080	2,776
6.400% due 08/28/17	690	583
6.875% due 04/25/18	835	742
6.220% due 09/15/26	905	637
7.750% due 05/14/38	820	674
MetLife, Inc.
6.125% due 12/01/11	180	174
6.400% due 12/15/36	1,010	503
Series A
6.817% due 08/15/18	675	581
Metropolitan Life Global Funding I (Ê)(Þ) 2.847% due 05/17/10	900	797
MidAmerican Energy Co. 5.800% due 10/15/36	300	215
Midamerican Energy Holdings Co. Series WI 6.125% due 04/01/36	1,150	847
Morgan Stanley
4.904% due 05/14/10 (Ê)	1,100	1,012
6.750% due 04/15/11	560	523
5.625% due 01/09/12	510	444
4.750% due 04/01/14	250	178
4.953% due 10/18/16 (Ê)	1,235	612
6.250% due 08/28/17	300	245
6.625% due 04/01/18	3,245	2,700
Series MTN (Ê)
4.843% due 01/15/10	600	549
Nationsbank Capital Trust III (Ê) 5.303% due 01/15/27	500	347
New Cingular Wireless Services, Inc.
7.875% due 03/01/11	2,355	2,350
8.750% due 03/01/31	1,020	949

	Principal Amount ($) or Shares	Market Value $
News America Holdings, Inc.
7.900% due 12/01/95	295	222
8.250% due 10/17/96	65	51
News America, Inc.
6.200% due 12/15/34	35	26
6.150% due 03/01/37	1,885	1,373
6.650% due 11/15/37	20	16
NGPL PipeCo LLC (Þ) 6.514% due 12/15/12	2,185	2,032
Nisource Finance Corp.
7.875% due 11/15/10	465	420
6.400% due 03/15/18	250	181
Norfolk Southern Corp. 7.900% due 05/15/97	1,000	910
Northern States Power Series B 8.000% due 08/28/12	740	745
Northwest Airlines, Inc. Series 07-1 7.027% due 11/01/19	745	454
Occidental Petroleum Corp. 7.000% due 11/01/13	800	823
Ohio Power Co. Series F 5.500% due 02/15/13	45	41
Oncor Electric Delivery Co. (Þ)
5.950% due 09/01/13	955	875
6.800% due 09/01/18	1,350	1,141
ONEOK Partners, LP (Ñ) 6.650% due 10/01/36	225	149
Oracle Corp. 5.750% due 04/15/18	2,395	2,096
Pacific Gas & Electric Co.
4.200% due 03/01/11	255	243
8.250% due 10/15/18	170	173
6.050% due 03/01/34	340	259
5.800% due 03/01/37	110	82
6.350% due 02/15/38	90	71
Pemex Project Funding Master Trust (Ñ) Series WI 6.625% due 06/15/35	430	320
PepsiCo, Inc. 7.900% due 11/01/18	470	496
Philip Morris International, Inc. 5.650% due 05/16/18	300	257
Principal Life Income Funding Trusts 5.300% due 04/24/13	300	275

250	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Progress Energy, Inc. 7.750% due 03/01/31	130	109
Prudential Financial, Inc. 5.100% due 12/14/11	430	381
Public Service Co. of New Mexico 7.950% due 05/15/18	675	551
Public Service Electric & Gas Co. 5.300% due 05/01/18	800	659
Qwest Corp. 8.875% due 03/15/12	500	438
Rabobank Capital Funding II (ƒ)(Þ) 5.260% due 12/31/49	20	12
Rabobank Capital Funding Trust (ƒ)(Þ) 5.254% due 12/29/49	40	26
RBS Capital Trust III (ƒ) 5.512% due 09/29/49	675	310
Residential Capital LLC (Þ)
8.500% due 05/15/10 (Ñ)	452	219
9.625% due 05/15/15	1,016	254
Reynolds American, Inc. 7.625% due 06/01/16	220	180
Simon Property Group, LP
5.300% due 05/30/13	2,225	1,836
6.100% due 05/01/16	295	220
Southern Natural Gas Co. (Þ) 5.900% due 04/01/17	30	23
Southwest Airlines Co. 2007-1 Pass Through Trust Series 07-1 6.150% due 08/01/22	164	132
Southwestern Electric Power Co. (Ñ) 6.450% due 01/15/19	770	646
Sprint Capital Corp.
8.375% due 03/15/12	360	290
8.750% due 03/15/32	30	20
State Street Capital Trust IV (Ê) 3.819% due 06/15/37	100	64
SunTrust Capital VIII (Ñ) 6.100% due 12/15/36	630	324
SunTrust Preferred Capital I (ƒ) 5.853% due 12/31/49	930	513
TEPPCO Partners, LP 7.550% due 04/15/38	710	540
Time Warner Cable, Inc.
6.750% due 07/01/18	1,330	1,141
Series WI
5.850% due 05/01/17	1,225	1,004

	Principal Amount ($) or Shares	Market Value $
Time Warner Entertainment Co., LP Series * 8.375% due 07/15/33	105	93
Time Warner, Inc.
3.034% due 11/13/09 (Ê)	400	376
6.750% due 04/15/11	1,055	982
6.875% due 05/01/12	485	436
7.700% due 05/01/32	100	81
Travelers Cos., Inc. (The)
6.250% due 03/15/37	620	370
6.250% due 06/15/37 (Ñ)	980	744
UDR, Inc. Series MTNE 3.900% due 03/15/10	930	767
Union Electric Co. 6.400% due 06/15/17	545	456
Union Pacific Corp.
6.125% due 01/15/12	400	382
5.700% due 08/15/18	1,000	841
United Parcel Service, Inc. 4.500% due 01/15/13	680	662
United States Steel Corp.
5.650% due 06/01/13	80	63
6.050% due 06/01/17	165	110
6.650% due 06/01/37	120	71
United Technologies Corp. 5.400% due 05/01/35	70	54
UnitedHealth Group, Inc.
5.250% due 03/15/11	280	270
6.000% due 06/15/17	65	53
6.000% due 02/15/18	550	413
6.500% due 06/15/37	120	81
USB Capital IX (ƒ) 6.189% due 04/15/49	200	104
Verizon Communications, Inc.
5.350% due 02/15/11 (Ñ)	685	670
5.500% due 02/15/18	430	361
6.100% due 04/15/18 (Ñ)	680	594
6.400% due 02/15/38	1,545	1,209
8.950% due 03/01/39	845	858
Verizon Global Funding Corp. 7.375% due 09/01/12	275	269
Wachovia Capital Trust III (ƒ) 5.800% due 03/15/42	340	182
Wachovia Corp.
5.500% due 05/01/13	1,100	1,033
5.700% due 08/01/13	1,530	1,381
5.250% due 08/01/14	460	383

Russell Investment Grade Bond Fund	251

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.625% due 10/15/16	400	313
5.750% due 06/15/17	460	396
7.980% due 02/28/49 (ƒ)(Ñ)	1,760	1,329
Wal-Mart Stores, Inc.
5.800% due 02/15/18	410	393
6.200% due 04/15/38	90	78
Washington Mutual, Inc. (Ø) 5.000% due 03/22/12	425	264
Waste Management, Inc. 6.375% due 11/15/12	555	505
WellPoint, Inc. 5.875% due 06/15/17	30	25
Wells Fargo & Co. (Ñ) 5.625% due 12/11/17	440	388
Wells Fargo Capital X 5.950% due 12/15/36	200	131
Wells Fargo Capital XV (ƒ)(Ñ) 9.750% due 12/29/49	960	931
Weyerhaeuser Co. 6.750% due 03/15/12	475	409
Wyeth
6.950% due 03/15/11	575	588
5.950% due 04/01/37	350	284
Xerox Corp. 5.500% due 05/15/12	620	482
XTO Energy, Inc.
7.500% due 04/15/12	130	125
5.500% due 06/15/18	1,455	1,145
6.500% due 12/15/18	650	539
6.750% due 08/01/37	60	44

		188,399

International Debt - 3.4%
Aiful Corp. (Þ) 5.000% due 08/10/10	400	243
America Movil SAB de CV 5.625% due 11/15/17	220	166
Anadarko Finance Co. Series B 7.500% due 05/01/31	575	445
ANZ National International, Ltd. (Þ) 6.200% due 07/19/13	1,600	1,444
ArcelorMittal (Þ) 5.375% due 06/01/13	1,340	1,089
AstraZeneca PLC 5.900% due 09/15/17	300	277
AXA SA 8.600% due 12/15/30	75	42

	Principal Amount ($) or Shares	Market Value $
Banque Centrale de Tunisie 8.250% due 09/19/27	550	500
Barrick Gold Financeco LLC 6.125% due 09/15/13	700	656
BNP Paribas (ƒ)(Þ) 5.186% due 06/29/49	1,900	1,237
China Development Bank 5.000% due 10/15/15	100	86
Corp. Nacional del Cobre de Chile - CODELCO (Þ) 6.150% due 10/24/36	100	72
Credit Agricole SA/London (Ê)(Þ) 2.859% due 05/28/10	600	596
Credit Suisse Guernsey, Ltd. (Ê)(ƒ) Series 1 3.494% due 05/29/49	725	429
Credit Suisse NY 6.000% due 02/15/18	500	384
Depfa ACS Bank (Þ) 5.125% due 03/16/37	400	376
Deutsche Bank AG 5.375% due 10/12/12	350	336
Deutsche Bank AG/London 6.000% due 09/01/17	1,000	888
Deutsche Telekom International Finance BV
8.500% due 06/15/10	525	517
5.750% due 03/23/16 (Ñ)	300	246
Diageo Capital PLC 7.375% due 01/15/14	980	996
Egypt Government AID Bonds 4.450% due 09/15/15	835	830
Eksportfinans A/S 5.500% due 05/25/16	550	572
EnCana Corp. 6.625% due 08/15/37	205	145
European Investment Bank 2.625% due 05/16/11	1,575	1,578
Export-Import Bank of China (Þ) 4.875% due 07/21/15	200	170
Gaz Capital for Gazprom (Þ)
7.343% due 04/11/13	100	76
6.212% due 11/22/16	1,090	676
8.146% due 04/11/18	500	340
6.510% due 03/07/22	420	244
Glitnir Banki HF (Þ)
6.330% due 07/28/11	270	8
6.375% due 09/25/12	390	12
6.693% due 06/15/16	700	7

252	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

HBOS Capital Funding, LP (ƒ)(Þ) 6.071% due 06/30/49	110	48
HBOS PLC (ƒ)(Þ) 5.920% due 09/29/49	200	95
HSBC Holdings PLC
6.500% due 05/02/36	500	396
6.500% due 09/15/37	1,035	816
Intergas Finance BV (Þ) 6.375% due 05/14/17	641	301
Ispat Inland ULC 9.750% due 04/01/14	1,615	1,583
Kaupthing Bank Hf (Þ)
5.750% due 10/04/11	100	4
7.125% due 05/19/16	1,480	15
KazMunaiGaz Finance Sub BV (Þ) 8.375% due 07/02/13	730	489
Klio Funding, Ltd. (Ê)(Þ) Series 2004-1A Class A1 3.344% due 04/23/39	3,607	1,262
Koninklijke Philips Electronics NV 6.875% due 03/11/38	570	439
Korea Development Bank (Ê) 5.370% due 04/03/10	700	674
Korea Electric Power Corp. (Þ) 5.125% due 04/23/34	155	128
Mexico Government International Bond Series MTNA 6.750% due 09/27/34	973	808
MUFG Capital Finance 1, Ltd. (ƒ) 6.346% due 07/29/49	200	140
National Australia Bank, Ltd. (Þ) 5.350% due 06/12/13	2,100	1,945
Newcastle CDO, Ltd. (Þ) Series 2004-4A Class 3FX 5.110% due 03/24/39	1,075	86
Petrobras International Finance Co. 6.125% due 10/06/16	460	385
Petroleum Export, Ltd. (Þ) 5.265% due 06/15/11	130	130
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Þ) 5.838% due 09/30/27	250	193
Resona Bank, Ltd. (ƒ)(Þ) 5.850% due 09/29/49	100	63
Resona Preferred Global Securities Cayman, Ltd. (ƒ)(Þ) 7.191% due 12/29/49	405	194

	Principal Amount ($) or Shares	Market Value $
Rio Tinto Finance USA, Ltd.
6.500% due 07/15/18	630	489
7.125% due 07/15/28	850	621
Rogers Communications, Inc. 6.800% due 08/15/18	625	547
Royal Bank of Scotland Group PLC
7.640% due 03/31/49 (ƒ)	100	48
6.990% due 10/29/49 (ƒ)(Þ)	180	96
Series 1 (ƒ)
9.118% due 03/31/49	200	185
Royal KPN NV 8.000% due 10/01/10	620	594
RSHB Capital SA for OJSC Russian Agricultural Bank (Þ) 6.299% due 05/15/17	310	183
Russia Government International Bond Series REGS 7.500% due 03/31/30	47	41
Santander Perpetual SA Unipersonal (ƒ)(Þ) 6.671% due 10/29/49	900	634
Shinsei Finance Cayman, Ltd. (ƒ)(Þ) 6.418% due 01/29/49	630	142
Siemens Financieringsmaatschappij NV (Þ)
5.500% due 02/16/12	1,400	1,372
6.125% due 08/17/26	735	596
SMFG Preferred Capital USD 1, Ltd. (ƒ)(Þ) 6.078% due 01/29/49	1,120	770
Suncor Energy, Inc. (Ñ) 6.500% due 06/15/38	865	590
Systems 2001 AT LLC (Þ) 7.156% due 12/15/11	211	213
Telecom Italia Capital SA
6.200% due 07/18/11	290	246
5.250% due 10/01/15	290	199
6.999% due 06/04/18	850	616
Telefonica Europe BV 7.750% due 09/15/10	360	349
TNK-BP Finance SA
7.875% due 03/13/18 (Þ)	240	106
Series 144a (Ñ)(Þ)
7.500% due 07/18/16	540	238
TransCapitalInvest, Ltd. for OJSC AK Transneft (Þ) 8.700% due 08/07/18	200	118

Russell Investment Grade Bond Fund	253

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Tyco International Finance SA
6.750% due 02/15/11	110	104
6.375% due 10/15/11	465	428
6.000% due 11/15/13	835	724
Tyco International, Ltd. / Tyco International Finance SA
6.875% due 01/15/21	210	157
Series WI
7.000% due 12/15/19	70	54
Vale Overseas, Ltd.
6.250% due 01/23/17	100	81
6.875% due 11/21/36	837	601
Vodafone Group PLC 5.500% due 06/15/11	230	220

		37,239

Mortgage-Backed Securities - 74.6%
Adjustable Rate Mortgage Trust (Ê) Series 2005-3 Class 8A2 3.499% due 07/25/35	220	133
American Home Mortgage Assets (Ê) Series 2007-4 Class A2 3.449% due 08/25/37	2,425	843
American Home Mortgage Investment Trust (Ê)
Series 2004-4 Class 4A
4.390% due 02/25/45	216	142
Series 2005-4 Class 1A1
3.549% due 11/25/45	782	445
Arcap Reit, Inc. (Þ) Series 2004-RR3 Class B 5.040% due 09/21/45	515	499
Banc of America Alternative Loan Trust
Series 2003-2 Class CB2 (Ê)
3.759% due 04/25/33	126	112
Series 2003-10 Class 2A2 (Ê)
3.709% due 12/25/33	316	268
Series 2006-5 Class CB17
6.000% due 06/25/36	762	616
Banc of America Commercial Mortgage, Inc.
Series 2004-3 Class A3
4.875% due 06/10/39	524	518
Series 2005-2 Class A4
4.783% due 07/10/43	1,100	985
Series 2005-3 Class A2
4.501% due 07/10/43	445	420

	Principal Amount ($) or Shares	Market Value $
Series 2005-3 Class A4
4.668% due 07/10/43	1,200	948
Series 2006-1 Class A4
5.372% due 09/10/45	910	709
Series 2006-3 Class A4
5.889% due 07/10/44	1,330	1,053
Series 2007-2 Class AAB
5.639% due 04/10/49	990	785
Series 2007-3 Class A4
5.658% due 06/10/49	200	150
Banc of America Funding Corp.
Series 2005-5 Class 1A11
5.500% due 09/25/35	990	819
Series 2005-D Class A1 (Ê)
4.135% due 05/25/35	382	304
Series 2006-3 Class 5A8
5.500% due 03/25/36	1,040	877
Series 2006-A Class 3A2
5.854% due 02/20/36	359	212
Series 2006-A Class 4A1 (Ê)
5.563% due 02/20/36	1,006	744
Series 2007-E Class 4A1 (Ê)
5.852% due 07/20/47	914	763
Banc of America Mortgage Securities, Inc.
Series 2003-9 Class 1A12 (Ê)
3.709% due 12/25/33	787	756
Series 2004-1 Class 5A1
6.500% due 09/25/33	51	48
Series 2004-2 Class 5A1
6.500% due 10/25/31	66	65
Series 2004-11 Class 2A1
5.750% due 01/25/35	808	711
Series 2005-H Class 2A5 (Ê)
4.801% due 09/25/35	575	407
Series 2005-L Class 3A1 (Ê)
5.456% due 01/25/36	491	413
Series 2006-2 Class A15
6.000% due 07/25/36	810	802
Series 2006-B Class 1A1 (Ê)
6.144% due 11/20/36	275	169
Series 2007-3 Class 1A1
6.000% due 09/25/37	2,266	1,834
Bear Stearns Adjustable Rate Mortgage Trust (Ê)
Series 2002-11 Class 1A1
5.600% due 02/25/33	27	25
Series 2004-1 Class 23A1
5.438% due 04/25/34	244	203

254	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-8 Class 2A1
5.071% due 11/25/34	688	653
Series 2004-9 Class 22A1
4.772% due 11/25/34	213	178
Series 2004-10 Class 22A1
4.959% due 01/25/35	315	266
Series 2005-2 Class A1
4.125% due 03/25/35	3,209	2,973
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.370% due 05/25/35	470	380
Series 2005-7 Class 22A1
5.504% due 09/25/35	304	236
Bear Stearns Commercial Mortgage Securities Series 2005-T20 Class A4A 5.151% due 10/12/42	1,500	1,214
Bear Stearns Structured Products, Inc.
Series 2007-R6 Class 1A1
4.639% due 01/26/36	500	309
Series 2007-R6 Class 2A1
5.772% due 12/26/46	257	155
Series 2007-R11 Class A1A (Ê)(Þ)
3.859% due 09/27/37	1,798	1,790
Chase Mortgage Finance Corp.
Series 2003-S8 Class A1
4.500% due 09/25/18	467	421
Series 2005-A1 Class 2A2 (Ê)
5.237% due 12/25/35	1,456	1,306
Series 2006-A1 Class 1A1 (Ê)
6.026% due 09/25/36	910	835
Series 2006-S4 Class A3
6.000% due 12/25/36	823	731
Series 2006-S4 Class A4
6.000% due 12/25/36	520	501
Citigroup Commercial Mortgage Trust Series 2006-C4 Class A3 5.724% due 03/15/49	825	656
Citigroup Mortgage Loan Trust, Inc.
Series 2004-HYB Class A2 (Ê)
6.681% due 02/25/34	26	23
Series 2005-3 Class 2A2B
4.683% due 08/25/35	674	465
Series 2005-11 Class A2A (Ê)
4.700% due 12/25/35	367	331
Series 2005-11 Class A3 (Ê)
4.900% due 12/25/35	531	443
Series 2007-AR8 Class 2A1A
5.914% due 08/25/37	570	427

	Principal Amount ($) or Shares	Market Value $
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4
5.225% due 07/15/44	765	622
Series 2006-CD3 Class A5
5.617% due 10/15/48	685	530
Citimortgage Alternative Loan Trust Series 2006-A3 Class 1A5 6.000% due 07/25/36	465	403
Commercial Mortgage Load Trust Series 2008-LS1 Class A4B 6.020% due 12/10/49	2,320	1,781
Countrywide Alternative Loan Trust
Series 2004-2CB Class 1A4 (Ê)
3.659% due 03/25/34	431	378
Series 2005-56 Class 4A1 (Ê)
3.569% due 11/25/35	898	510
Series 2005-J8 Class 1A3
5.500% due 07/25/35	737	596
Series 2005-59 Class 1A1 (Ê)
4.608% due 11/20/35	1,093	606
Series 2005-J12 Class 2A1 (Ê)
3.529% due 11/25/35	564	307
Series 2005-J13 Class 2A3
5.500% due 11/25/35	298	255
Series 2006-9T1 Class A7
6.000% due 05/25/36	359	282
Series 2006-43C Class 1A7
6.000% due 02/25/37	209	161
Series 2006-J2 Class A3
6.000% due 04/25/36	541	476
Series 2007-J2 Class 2A1
6.000% due 07/25/37	707	410
Series 2007-OA6 Class A1B (Ê)
3.459% due 06/25/37	664	365
Series 2007-OA7 Class A1A (Ê)
3.439% due 05/25/47	644	353
Countrywide Asset-Backed Certificates (Ê) Series 2006-IM1 Class A2 3.499% due 04/25/36	4,887	3,557
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-16 Class 1A1 (Ê)
3.659% due 09/25/34	266	172
Series 2004-22 Class A3
4.797% due 11/25/34	422	325
Series 2004-HYB Class 1A1
4.731% due 02/20/35	957	746

Russell Investment Grade Bond Fund	255

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-3 Class 1A2 (Ê)
3.549% due 04/25/35	135	79
Series 2005-HYB Class 3A2A (Ê)
5.250% due 02/20/36	133	98
Series 2005-R3 Class AF (Ê)(Þ)
3.659% due 09/25/35	902	727
Series 2006-HYB Class 2A1A
5.712% due 05/20/36	654	450
Series 2006-OA4 Class A1 (Ê)
3.815% due 04/25/46	382	161
Series 2007-18 Class 2A1
6.500% due 09/25/37	631	501
Series 2007-HY1 Class 1A2
5.696% due 04/25/37	317	158
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C1 Class A3
4.321% due 01/15/37	209	198
Series 2005-9 Class 2A1
5.500% due 10/25/35	1,179	975
Series 2005-C4 Class A3
5.120% due 08/15/38	5,050	4,421
Credit Suisse Mortgage Capital Certificates
Series 2006-C1 Class AAB
5.552% due 02/15/39	1,220	1,020
Series 2006-C2 Class A1
5.250% due 03/15/39	801	755
Series 2006-C2 Class A2
5.658% due 03/15/39	1,120	942
Series 2006-TFL Class A1 (Ê)(Þ)
4.680% due 04/15/21	174	151
Series 2007-C1 Class A3
5.383% due 02/15/40	2,500	1,850
Series 2007-C3 Class A4
5.723% due 06/15/39	2,265	1,707
Series 2007-C5 Class A3
5.694% due 09/15/40	545	427
Series 2007-C5 Class A4
5.695% due 09/15/40	1,200	892
Series 2008-C1 Class A3
6.219% due 02/15/41	1,570	1,214
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2005-AR1 Class 2A3
4.966% due 08/25/35	1,060	787
Series 2007-OA2 Class A1 (Ê)
3.977% due 04/25/47	4,401	2,574

	Principal Amount ($) or Shares	Market Value $
Deutsche Mortgage Securities, Inc. (Þ) Series 2005-WF1 Class 1A3 5.094% due 06/26/35	920	796
Downey Savings & Loan Association Mortgage Loan Trust
Series 2004-AR3 Class 1A1B (Ê)
5.158% due 07/19/44	142	43
Series 2005-AR6 Class 2A1A (Ê)
4.568% due 10/19/45	799	493
Fannie Mae
7.000% due 2011	6	6
8.000% due 2011	1	1
5.190% due 2012	735	735
7.000% due 2012	2	3
5.500% due 2013	7	7
6.500% due 2013	39	40
5.500% due 2014	18	18
6.500% due 2015	16	16
7.000% due 2015	11	11
5.500% due 2016	4	4
6.000% due 2016	127	128
6.500% due 2016	89	91
9.000% due 2016	1	1
5.500% due 2017	171	172
6.000% due 2017	1,039	1,052
6.500% due 2017	218	223
7.500% due 2017	1	1
8.500% due 2017	4	4
4.500% due 2018	2,689	2,583
5.000% due 2018	2,443	2,408
5.500% due 2018	2,038	2,045
6.500% due 2018	259	266
4.500% due 2019	997	956
5.000% due 2019	10,225	10,053
6.500% due 2019	126	130
4.000% due 2020	1,597	1,482
4.500% due 2020	891	856
5.000% due 2020	9,448	9,268
6.500% due 2020	53	55
4.000% due 2021	361	335
5.000% due 2021	695	680
5.500% due 2021	20	20
6.000% due 2021	1,296	1,306
5.500% due 2022	1,820	1,817
5.000% due 2023	127	124
8.000% due 2024	94	100
8.500% due 2024	19	21
9.000% due 2024	3	4

256	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

7.000% due 2025	15	15
8.000% due 2025	1	1
8.500% due 2025	26	26
6.000% due 2026	366	366
7.000% due 2026	24	25
9.000% due 2026	4	5
7.000% due 2027	7	7
9.000% due 2027	1	1
6.500% due 2028	430	440
6.500% due 2029	1,253	1,281
7.000% due 2029	107	111
6.500% due 2030	8	8
8.000% due 2030	117	124
6.500% due 2031	129	131
8.000% due 2031	90	95
5.500% due 2032	60	59
6.000% due 2032	1,250	1,256
6.500% due 2032	1,612	1,649
7.000% due 2032	724	750
8.000% due 2032	4	4
3.823% due 2033 (Ê)	379	387
4.500% due 2033	6,021	5,480
4.806% due 2033 (Ê)	175	179
5.000% due 2033	3,704	3,517
5.500% due 2033	18,145	17,766
6.000% due 2033	1,002	1,004
6.500% due 2033	787	802
7.000% due 2033	182	188
4.500% due 2034	1,368	1,244
5.000% due 2034	2,066	1,962
5.500% due 2034	27,576	26,994
6.000% due 2034	8,514	8,528
6.500% due 2034	808	822
4.370% due 2035 (Ê)	494	496
4.500% due 2035	804	731
4.668% due 2035 (Ê)	1,894	1,882
4.792% due 2035 (Ê)	296	298
4.793% due 2035 (Ê)	296	297
4.796% due 2035 (Ê)	614	617
4.801% due 2035 (Ê)	236	237
4.803% due 2035 (Ê)	748	751
4.804% due 2035 (Ê)	238	239
4.813% due 2035 (Ê)	290	292
4.815% due 2035 (Ê)	1,748	1,757
4.836% due 2035 (Ê)	548	547
5.000% due 2035	9,276	8,798
5.500% due 2035	9,194	9,001
6.000% due 2035	5,958	5,966
5.000% due 2036	12,503	11,855

	Principal Amount ($) or Shares	Market Value $
5.500% due 2036	7,365	7,189
6.000% due 2036	12,373	12,362
6.500% due 2036	4,393	4,456
7.000% due 2036	170	174
5.500% due 2037	1,668	1,631
5.557% due 2037 (Ê)	697	704
5.583% due 2037 (Ê)	832	841
5.855% due 2037 (Ê)	186	193
6.000% due 2037	1,183	1,183
6.500% due 2037	7,651	7,722
5.000% due 2038	19,187	18,182
5.500% due 2038	41,130	40,243
6.000% due 2038	2,659	2,659
6.500% due 2038	296	300
4.055% due 2044 (Ê)	146	145
Series 2003-343 Class 6
5.000% due 10/01/33	885	188
Series 2003-345 Class 18
4.500% due 12/01/18	2,063	253
Series 2003-345 Class 19
4.500% due 01/01/19	2,296	274
Series 2005-365 Class 12
5.500% due 12/01/35	2,472	592
Series 2006-369 Class 8
5.500% due 04/01/36	663	125
15 Year TBA (Ï)
4.500%	2,570	2,446
5.000%	1,645	1,608
5.500%	10,475	10,442
6.000%	5,200	5,236
30 Year TBA (Ï)
5.000%	48,635	46,047
5.500%	98,160	95,872
6.000%	55,945	55,874
6.500%	10,055	10,190
Fannie Mae Grantor Trust (Ê)
Series 2002-T5 Class A1
3.499% due 05/25/32	591	522
Series 2003-T4 Class 1A
3.369% due 09/26/33	149	135
Fannie Mae REMICS
Series 1992-158 Class ZZ
7.750% due 08/25/22	192	205
Series 1999-56 Class Z
7.000% due 12/18/29	341	359
Series 2003-21 Class M
5.000% due 02/25/17	21	21
Series 2003-32 Class FH (Ê)
3.659% due 11/25/22	206	203

Russell Investment Grade Bond Fund	257

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-35 Class FY (Ê)
3.659% due 05/25/18	1,022	1,013
Series 2003-37 Class HY
5.000% due 12/25/16	470	475
Series 2003-78 Class FI (Ê)
3.659% due 01/25/33	484	467
Series 2004-21 Class FL (Ê)
3.609% due 11/25/32	231	223
Series 2005-65 Class FP (Ê)
3.509% due 08/25/35	276	271
Series 2006-5 Class 3A2 (Ê)
4.665% due 05/25/35	89	85
Series 2006-48 Class LG
Principal Only STRIP
Zero coupon due 06/25/36	206	130
Series 2007-73 Class A1 (Ê)
3.319% due 07/25/37	733	669
Fannie Mae Whole Loan
Series 2003-W1 Class 1A1
6.500% due 12/25/42	54	54
Series 2003-W5 Class A (Ê)
3.479% due 04/25/33	204	189
Series 2003-W9 Class A (Ê)
3.499% due 06/25/33	308	252
Series 2004-W2 Class 5AF (Ê)
3.609% due 03/25/44	395	387
Federal Home Loan Mortgage Corp. Structured Pass Through Securities (Ê) Series 2005-63 Class 1A1 4.278% due 02/25/45	58	52
FHA Project Citi 68 NP 7.430% due 01/01/21	73	74
First Horizon Alternative Mortgage Securities
Series 2004-AA3 Class A1 (Ê)
5.309% due 09/25/34	288	223
Series 2006-AA5 Class A2 (Ê)
6.518% due 09/25/36	490	224
Series 2006-AA7 Class A1 (Ê)
6.516% due 01/25/37	2,351	1,686
Series 2006-FA3 Class A6
6.000% due 07/25/36	443	414
First Horizon Asset Securities, Inc. (Ê) Series 2005-AR5 Class 3A1 5.537% due 10/25/35	226	194
Freddie Mac
6.000% due 2010	19	20

	Principal Amount ($) or Shares	Market Value $
7.000% due 2010	27	28
8.000% due 2010	7	7
6.000% due 2011	60	61
7.000% due 2011	4	5
8.000% due 2011	6	7
8.000% due 2012	3	3
6.000% due 2013	20	20
7.000% due 2014	16	17
12.000% due 2014	14	14
6.000% due 2016	260	261
9.000% due 2016	70	77
6.000% due 2017	424	427
8.000% due 2017	13	13
4.500% due 2018	1,258	1,206
5.000% due 2018	765	753
4.500% due 2019	734	701
5.000% due 2019	596	584
5.500% due 2019	748	747
4.500% due 2020	287	273
5.500% due 2020	1,996	1,996
6.000% due 2022	33	33
9.000% due 2024	5	5
6.500% due 2025	13	13
8.000% due 2025	14	14
9.000% due 2025	8	8
9.000% due 2026	2	2
5.329% due 2027 (Ê)	21	21
6.500% due 2027	2	2
8.500% due 2027	49	53
6.500% due 2028	157	162
6.500% due 2029	270	276
5.376% due 2030 (Ê)	9	9
6.500% due 2031	413	422
5.500% due 2032	3,797	3,719
6.000% due 2032	35	35
6.500% due 2032	481	492
7.000% due 2032	450	461
7.500% due 2032	44	47
5.000% due 2033	938	889
5.500% due 2033	5,226	5,109
6.000% due 2033	12	12
6.500% due 2033	218	222
4.500% due 2034	305	277
4.884% due 2034 (Ê)	145	149
5.000% due 2034	3,368	3,195
5.500% due 2034	2,114	2,065
6.000% due 2034	216	216
6.500% due 2034	186	189

258	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.000% due 2035	1,182	1,119
5.500% due 2035	577	563
6.000% due 2035	500	500
5.000% due 2036	6,846	6,485
5.500% due 2036	2,123	2,073
5.871% due 2036 (Ê)	298	303
5.917% due 2036 (Ê)	612	620
5.969% due 2036 (Ê)	458	464
6.000% due 2036	2,549	2,547
6.097% due 2036 (Ê)	731	745
5.000% due 2037	1,939	1,837
5.482% due 2037 (Ê)	354	357
5.500% due 2037	1,436	1,402
5.523% due 2037 (Ê)	1,038	1,050
5.692% due 2037 (Ê)	1,411	1,431
5.700% due 2037 (Ê)	1,824	1,849
5.702% due 2037 (Ê)	214	217
5.732% due 2037 (Ê)	546	555
5.765% due 2037 (Ê)	649	656
5.767% due 2037 (Ê)	476	483
5.807% due 2037 (Ê)	447	453
5.819% due 2037 (Ê)	2,235	2,271
5.844% due 2037 (Ê)	151	153
5.873% due 2037 (Ê)	227	230
5.889% due 2037 (Ê)	533	541
5.903% due 2037 (Ê)	494	500
6.000% due 2037	871	871
6.096% due 2037 (Ê)	1,560	1,589
5.008% due 2038 (Ê)	665	652
5.500% due 2038	10,386	10,135
6.000% due 2038	10,592	10,579
15 Year TBA (Ï)
5.000%	2,500	2,441
30 Year TBA (Ï)
5.000%	1,480	1,400
5.500%	11,035	10,763
6.000%	10,925	10,905
6.500%	230	233
Freddie Mac REMICS
Series 1991-105 Class G
7.000% due 03/15/21	30	31
Series 1998-210 Class ZM
6.000% due 12/15/28	541	542
Series 2000-226 Class F (Ê)
5.038% due 11/15/30	10	10
Series 2001-229 Class KF (Ê)
3.509% due 07/25/22	302	300
Series 2003-262 Class AB
2.900% due 11/15/14	359	357

	Principal Amount ($) or Shares	Market Value $
Series 2004-277 Class UF (Ê)
4.888% due 06/15/33	537	525
Series 2004-281 Class DF (Ê)
5.038% due 06/15/23	421	414
Series 2005-294 Class FA (Ê)
4.758% due 03/15/20	778	762
Series 2005-295 Class NA
4.250% due 09/15/24	261	262
Series 2005-299 Class KF (Ê)
4.988% due 06/15/35	408	390
Series 2005-301 Class IM
5.500% due 01/15/31	434	50
Series 2005-305 Class JF (Ê)
4.888% due 10/15/35	325	319
Series 2006-323 Class PA
6.000% due 03/15/26	816	829
Series 2007-333 Class AF (Ê)
4.738% due 10/15/20	4,803	4,692
Series 2007-333 Class BF (Ê)
4.738% due 07/15/19	1,129	1,103
Series 2007-333 Class FT (Ê)
4.738% due 08/15/19	2,699	2,636
Series 2007-334 Class FA (Ê)
4.818% due 02/15/19	3,242	3,150
Series 2008-345 Class MB
4.500% due 06/15/23	4,705	4,111
GE Capital Commercial Mortgage Corp.
Series 2006-C1 Class A4
5.339% due 03/10/44	1,145	895
Series 2007-C1 Class A4
5.543% due 12/10/49	250	186
Ginnie Mae I
6.500% due 2010	2	2
7.000% due 2011	6	6
9.500% due 2016	2	2
8.000% due 2017	5	5
10.500% due 2020	6	9
8.000% due 2022	16	17
8.500% due 2022	10	11
8.500% due 2024	8	9
8.000% due 2025	16	17
9.000% due 2025	17	18
8.000% due 2026	68	72
7.000% due 2029	4	4
8.000% due 2029	38	40
8.500% due 2029	20	22
8.000% due 2030	65	70
8.500% due 2030	17	18

Russell Investment Grade Bond Fund	259

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

7.000% due 2031	325	333
7.000% due 2032	75	77
5.000% due 2033	2,474	2,367
7.000% due 2033	16	16
5.000% due 2035	400	382
6.000% due 2035	3,389	3,394
30 Year TBA (Ï)
6.000%	2,255	2,255
Ginnie Mae II
5.125% due 2027 (Ê)	33	33
5.375% due 2030 (Ê)	16	16
5.625% due 2030 (Ê)	105	106
7.500% due 2032	10	10
30 Year TBA (Ï)
6.500%	9,490	9,575
GMAC Mortgage Corp. Loan Trust Series 2005-AR6 Class 3A1 5.296% due 11/19/35	787	654
Government National Mortgage Association (Ê) Series 1999-40 Class FE 5.019% due 11/16/29	691	695
Greenpoint Mortgage Funding Trust (Ê) Series 2006-AR5 Class A1A 3.339% due 10/25/46	1,227	1,057
Greenpoint Mortgage Pass-Through Certificates (Ê) Series 2003-1 Class A1 5.454% due 10/25/33	270	249
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1 Class A7
5.317% due 06/10/36	1,745	1,499
Series 2005-GG5 Class A41
5.243% due 04/10/37	695	623
Series 2006-GG7 Class A4
5.914% due 07/10/38	725	578
GS Mortgage Securities Corp. II
Series 2005-GG4 Class AABA
4.680% due 07/10/39	600	527
Series 2006-GG6 Class A4
5.553% due 04/10/38	1,150	914
Series 2006-GG8 Class AAB
5.535% due 11/10/39	575	465
GSMPS Mortgage Loan Trust (Ê)(Þ) Series 2004-4 Class 1AF 3.659% due 06/25/34	854	666

	Principal Amount ($) or Shares	Market Value $
GSR Mortgage Loan Trust
Series 2004-5 Class 1A3 (Ê)
3.760% due 05/25/34	294	255
Series 2004-7 Class 4A1
4.843% due 06/25/34	60	49
Series 2005-AR7 Class 6A1
5.248% due 11/25/35	570	475
Harborview Mortgage Loan Trust
Series 2004-4 Class 3A (Ê)
4.470% due 06/19/34	188	112
Series 2005-4 Class 3A1
5.145% due 07/19/35	385	287
Series 2005-14 Class 3A1A
5.302% due 12/19/35	195	177
Series 2006-2 Class 1A
5.486% due 02/25/36	906	635
Series 2006-3 Class 1A1A (Ê)
6.341% due 06/19/36	5,076	3,469
Impac CMB Trust (Ê) Series 2004-5 Class 1A1 3.619% due 10/25/34	243	173
Impac Secured Assets CMN Owner Trust (Ê) Series 2005-2 Class A1 3.579% due 03/25/36	766	514
Indymac INDA Mortgage Loan Trust (Ê) Series 2007-AR7 Class 1A1 6.250% due 11/25/37	246	186
Indymac Index Mortgage Loan Trust
Series 2005-AR1 Class 1A1
6.079% due 03/25/35	864	754
Series 2005-AR1 Class A2
5.099% due 09/25/35	275	176
Series 2006-AR2 Class 1A1B (Ê)
3.469% due 04/25/46	943	525
Series 2006-AR2 Class A2 (Ê)
3.339% due 11/25/36	99	94
Series 2006-AR3 Class 2A1A
6.291% due 03/25/36	6,829	4,047
Series 2007-AR5 Class 1A1
6.302% due 05/25/37	2,101	1,320
Indymac Loan Trust (Ê)
Series 2005-L1 Class A
3.459% due 06/25/10	454	328
Series 2005-L2 Class A1
3.479% due 01/25/11	565	426
JP Morgan Alternative Loan Trust
Series 2006-A2 Class 3A1
5.937% due 05/25/36	3,042	1,907

260	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-A4 Class A4 (Ê)
3.329% due 09/25/36	321	306
Series 2006-S4 Class A1B (Ê)
3.339% due 12/25/36	968	942
Series 2007-A2 Class 12A2 (Ê)
3.359% due 06/25/37	1,395	1,196
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8 Class A2
3.837% due 01/12/39	875	810
Series 2004-LN2 Class A1
4.475% due 07/15/41	605	561
Series 2005-CB1 Class A4
4.895% due 09/12/37	160	127
5.281% due 01/12/43	200	161
Series 2005-FL1 Class A1 (Ê)(Þ)
4.670% due 02/15/19	100	93
Series 2005-LDP Class A3
4.959% due 08/15/42	885	764
Series 2005-LDP Class A3A1
4.871% due 10/15/42	1,940	1,770
Series 2005-LDP Class A4
4.918% due 10/15/42	690	545
5.179% due 12/15/44	645	517
Series 2006-CB1 Class A3A (Þ)
5.491% due 12/12/44	1,765	1,530
Series 2006-CB1 Class A4
5.481% due 12/12/44	1,090	848
5.552% due 05/12/45	785	603
Series 2006-CB1 Class ASB
5.506% due 12/12/44	470	396
Series 2006-LDP Class A3
5.336% due 05/15/47	485	349
Series 2006-LDP Class A3B
5.447% due 05/15/45	820	675
Series 2006-LDP Class A4
5.875% due 04/15/45	1,580	1,254
5.399% due 05/15/45	1,055	800
Series 2007-CB1 Class A2
5.747% due 02/12/49	595	535
Series 2007-CB2 Class ASB
5.688% due 11/12/16	1,165	910
Series 2007-LD1 Class A2
5.827% due 02/15/51	2,550	2,274
Series 2007-LD1 Class A4
5.819% due 06/15/49	1,470	1,108
5.882% due 02/15/51	1,265	947
Series 2007-LDP Class A2
5.434% due 01/15/49	4,150	3,066

	Principal Amount ($) or Shares	Market Value $
Series 2007-LDP Class A3
5.420% due 01/15/49	2,890	2,130
Series 2008-C2 Class A1
5.017% due 02/12/51	430	396
Series 2008-C2 Class ASB
6.125% due 02/12/51	1,055	873
JP Morgan Mortgage Trust
Series 2004-A3 Class SF3
4.586% due 07/25/34	770	658
Series 2005-A1 Class 6T1 (Ê)
5.021% due 02/25/35	432	359
Series 2005-A2 Class 3A1
4.892% due 04/25/35	31	30
Series 2006-A2 Class 1A1
5.468% due 04/25/36	1,413	1,311
Series 2007-A1 Class 3A2 (Ê)
5.003% due 07/25/35	4,866	4,501
Series 2007-A4 Class 3A1
5.875% due 06/25/37	1,719	1,650
LB-UBS Commercial Mortgage Trust
Series 2001-C3 Class A1
6.058% due 06/15/20	94	93
Series 2005-C3 Class A5 (Ø)
4.739% due 07/15/30	820	650
Series 2005-C3 Class AAB (Ø)
4.664% due 07/15/30	1,000	849
Series 2005-C5 Class A4
4.954% due 09/15/30	1,700	1,362
Series 2006-C4 Class A4 (Ø)
6.080% due 06/15/38	400	320
Series 2007-C6 Class A4 (Ø)
5.858% due 07/15/40	695	524
Lehman Brothers Floating Rate Commercial Mortgage Trust (Ê)(Å)(Ø) Series 2006-LLF Class A1 5.448% due 09/15/21	68	58
Lehman Mortgage Trust Series 2005-3 Class 1A3 (Ø) 5.500% due 01/25/36	1,229	1,144
Lehman XS Trust (Ê)
Series 2005-5N Class 1A1
3.559% due 11/25/35	573	333
Series 2005-7N Class 1A1B (Ø)
1.000% due 12/25/35	438	192
Mastr Asset Securitization Trust
Series 2003-7 Class 4A35 (Ê)
3.659% due 09/25/33	596	565
Series 2004-4 Class 2A2 (Ê)
3.709% due 04/25/34	568	552

Russell Investment Grade Bond Fund	261

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-2 Class 1A1
5.250% due 11/25/35	1,277	1,070
Mastr Reperforming Loan Trust (Þ) Series 2005-1 Class 1A1 6.000% due 08/25/34	489	477
Mastr Adjustable Rate Mortgages Trust (Ê)
Series 2004-13 Class 3A4
3.788% due 11/21/34	222	218
Series 2006-2 Class 3A1
4.847% due 01/25/36	1,109	954
Series 2006-OA2 Class 1A1
3.655% due 12/25/46	476	227
Series 2007-3 Class 12A1
3.459% due 05/25/47	1,600	827
Mastr Alternative Loans Trust
Series 2003-4 Class B1
5.685% due 06/25/33	395	320
Series 2004-10 Class 5A6
5.750% due 09/25/34	640	530
Mastr Asset Securitization Trust (Ê) Series 2003-11 Class 6A8 3.759% due 12/25/33	654	606
Merrill Lynch Mortgage Investors, Inc. (Ê) Series 2005-A10 Class A 3.469% due 02/25/36	249	192
Merrill Lynch Mortgage Trust
Series 2004-MKB Class A2
4.353% due 02/12/42	503	489
Series 2006-C1 Class A4
5.658% due 05/12/39	660	523
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-3 Class A2
5.291% due 07/12/46	1,820	1,625
Series 2007-5 Class A4
5.378% due 08/12/48	485	357
Series 2007-8 Class A3
5.957% due 08/12/49	1,915	1,462
Series 2007-8 Class ASB
5.890% due 08/12/49	810	639
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2
3.551% due 04/25/29	138	113
Series 2005-2 Class 3A
4.207% due 10/25/35	133	120
Series 2005-3 Class 4A
3.509% due 11/25/35	81	73

	Principal Amount ($) or Shares	Market Value $
Morgan Stanley Capital I
Series 2005-HQ5 Class A4
5.168% due 01/14/42	1,125	929
Series 2005-HQ6 Class A4A
4.989% due 08/13/42	530	425
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	940	811
Series 2006-HQ1 Class A4
5.328% due 11/12/41	345	261
Series 2006-HQ8 Class A4
5.387% due 03/12/44	1,025	807
Series 2006-HQ9 Class A4
5.731% due 07/12/44	965	758
Series 2007-HQ1 Class A4
5.632% due 08/12/16	1,045	787
Series 2007-IQ1 Class A4
5.809% due 12/12/49	400	299
Morgan Stanley Mortgage Loan Trust Series 2006-3AR Class 2A3 5.797% due 03/25/36	1,025	571
Novastar Mortgage-Backed Notes (Ê) Series 2006-MTA Class 2A1A 3.449% due 09/25/46	803	445
Prime Mortgage Trust
Series 2004-CL1 Class 1A2 (Ê)
3.659% due 02/25/34	140	127
Series 2004-CL1 Class 2A2 (Ê)
3.659% due 02/25/19	26	25
Series 2006-DR1 Class 2A1 (Þ)
5.500% due 05/25/35	2,154	1,635
Series 2006-DR1 Class 2A2 (Þ)
6.000% due 05/25/35	1,883	1,469
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A6 (Ê)
3.859% due 04/25/34	225	200
Series 2004-QS8 Class A4 (Ê)
3.659% due 06/25/34	448	393
Series 2005-QA1 Class 2A1
5.819% due 12/25/35	1,223	868
Series 2005-QA1 Class A41
5.665% due 09/25/35	802	534
Series 2005-QA8 Class NB3
4.159% due 07/25/35	506	418
Series 2005-QO3 Class A1 (Ê)
3.659% due 10/25/45	893	552
Series 2006-QA1 Class A21
5.957% due 01/25/36	2,541	1,833
Series 2006-QO7 Class 3A2 (Ê)
3.464% due 09/25/46	1,340	552

262	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-QS6 Class 1A13
6.000% due 06/25/36	1,172	1,006
Residential Asset Securitization Trust
Series 2003-A15 Class 1A2 (Ê)
3.709% due 02/25/34	516	458
Series 2007-A5 Class 2A3
6.000% due 05/25/37	341	238
Residential Funding Mortgage Securities I
Series 2003-S5 Class 1A2 (Ê)
3.709% due 11/25/18	665	664
Series 2003-S14 Class A5 (Ê)
3.659% due 07/25/18	689	610
Series 2003-S20 Class 1A7 (Ê)
3.759% due 12/25/33	257	247
Series 2006-SA4 Class 2A1
6.127% due 11/25/36	1,277	937
Salomon Brothers Mortgage Securities VII, Inc.
Series 2002-KEY Class A2
4.467% due 03/18/36	1,083	999
Series 2003-UP2 Class A1
4.000% due 12/25/18	243	232
Sequoia Mortgage Trust (Ê) Series 2004-3 Class A 3.635% due 04/20/34	394	307
Small Business Administration Participation Certificates Series 2003-20I Class 1 5.130% due 09/01/23	61	61
Structured Adjustable Rate Mortgage Loan Trust (Ê) Series 2005-19X Class 1A1 3.579% due 10/25/35	520	297
Structured Asset Mortgage Investments, Inc. (Ê) Series 2005-AR5 Class A2 4.528% due 07/19/35	285	259
Structured Asset Securities Corp.
Series 2003-26A Class 3A5
4.956% due 09/25/33	780	683
Series 2004-21X Class 1A3
4.440% due 12/25/34	757	730
Series 2006-11 Class A1 (Þ)
5.034% due 10/25/35	246	198
Thornburg Mortgage Securities Trust
Series 2003-2 Class A1 (Ê)
3.939% due 04/25/43	113	108

	Principal Amount ($) or Shares	Market Value $
Series 2006-1 Class A3 (Ê)
3.429% due 01/25/46	1,164	1,157
Series 2006-3 Class A3 (Ê)
3.369% due 06/25/46	1,484	1,468
Series 2006-6 Class A1 (Ê)
3.369% due 11/25/46	375	340
Series 2007-4 Class 2A1
6.217% due 09/25/37	854	702
Series 2007-4 Class 3A1
6.214% due 09/25/37	731	594
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16 Class A2
4.380% due 10/15/41	931	896
Series 2005-C22 Class A3
5.285% due 12/15/44	2,435	2,141
Series 2006-WL7 Class A1 (Ê)(Þ)
4.650% due 09/15/21	182	157
Series 2007-C33 Class A2
5.858% due 02/15/51	1,700	1,521
Series 2007-WHL Class A1 (Ê)(Þ)
4.640% due 06/15/20	150	127
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2005-4 Class CB11
5.500% due 06/25/35	350	255
Series 2007-OA2 Class 2A (Ê)
3.555% due 01/25/47	503	258
Washington Mutual Mortgage Pass Through Certificates
Series 2003-S9 Class A2 (Ê)
3.809% due 10/25/33	535	510
Series 2005-AR1 Class 1A1
4.833% due 10/25/35	592	502
Series 2005-AR1 Class A1A1 (Ê)
3.549% due 10/25/45	688	390
Series 2005-AR1 Class A1A2 (Ê)
3.539% due 11/25/45	732	427
3.549% due 12/25/45	383	218
Series 2005-AR6 Class B3 (Ê)
3.919% due 04/25/45	455	68
Series 2006-AR1 Class 1A1A (Ê)
3.925% due 01/25/46	409	208
Series 2007-HY3 Class 4B1
5.348% due 03/25/37	408	193
Series 2007-HY4 Class 1A1 (Ê)
5.542% due 04/25/37	414	267

Russell Investment Grade Bond Fund	263

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Wells Fargo Mortgage Backed Securities Trust
Series 2004-CC Class A1 (Ê)
4.950% due 01/25/35		600	506
Series 2006-2 Class 2A3
5.500% due 03/25/36		897	858
Series 2006-AR2 Class 2A1
4.950% due 03/25/36		581	451
Series 2006-AR7 Class 2A4 (Ê)
5.606% due 05/25/36		992	820
Series 2006-AR8 Class 2A3
5.240% due 04/25/36		232	213
Series 2007-8 Class 1A16
6.000% due 07/25/37		912	711
Series 2007-10 Class 2A5
6.250% due 07/25/37		432	382
Zuni Mortgage Loan Trust (Ê) Series 2006-OA1 Class A1 3.389% due 08/25/36		709	678

			818,781

Municipal Bonds - 0.2%
Commonwealth of Massachusetts General Obligation Unlimited (µ)(æ) 5.000% due 11/01/24		460	486
San Diego Tobacco Settlement Revenue Funding Corp. Revenue Bonds 7.125% due 06/01/32		290	248
State of Texas General Obligation Unlimited 4.750% due 04/01/35		300	264
Tobacco Settlement Authority of Iowa Revenue Bonds 6.500% due 06/01/23		90	75
Tobacco Settlement Finance Authority of West Virginia Revenue Bonds 7.467% due 06/01/47		495	322
University of Texas Revenue Bonds (æ) 5.000% due 08/15/23		580	613

			2,008

Non-US Bonds - 0.1%
Canadian Government Bond 4.000% due 12/01/31	CAD	177	184
Poland Government Bond Series 1013 5.000% due 10/24/13	PLN	2,540	848

			1,032

	Principal Amount ($) or Shares	Market Value $
United States Government Agencies - 3.5%
Fannie Mae (Ñ)
4.750% due 04/19/10	3,765	3,837
3.375% due 05/19/11	3,075	3,089
5.000% due 02/16/12	1,655	1,719
6.125% due 03/15/12	3,510	3,795
5.250% due 08/01/12	330	330
4.750% due 11/19/12	1,175	1,203
4.375% due 03/15/13	480	485
3.875% due 07/12/13	795	786
5.375% due 06/12/17	95	96
6.625% due 11/15/30	50	56
6.210% due 08/06/38	275	290
Federal Farm Credit Bank (Ñ)
4.250% due 06/10/11 (Ñ)	600	613
Series VB15
3.625% due 09/16/11 (Ñ)	125	126
5.125% due 08/25/16 (Ñ)	830	823
5.000% due 12/21/15	895	891
5.375% due 05/15/19	315	316
5.125% due 08/15/19 (Ñ)	330	324
Federal Home Loan Bank System (Ñ) 5.625% due 06/11/21	1,070	1,086
Federal Home Loan Mortgage Corp.
5.125% due 08/23/10	1,820	1,886
5.000% due 12/14/18 (Ñ)	400	363
5.625% due 11/23/35 (Ñ)	1,240	1,160
Federal National Mortgage Association
3.125% due 04/01/11	375	374
4.350% due 05/29/13 (Ñ)	1,410	1,408
Zero coupon due 07/05/14	1,235	999
5.000% due 04/26/17	1,315	1,249
5.625% due 07/15/37 (Ñ)	80	77
Freddie Mac
5.125% due 04/18/11 (Ñ)	230	239
3.875% due 06/29/11 (Ñ)	1,715	1,746
4.750% due 03/05/12 (Ñ)	735	759
5.050% due 01/26/15 (Ñ)	690	703
4.750% due 01/19/16 (Ñ)	360	357
5.000% due 02/16/17	600	592
5.000% due 04/18/17	3,400	3,353
4.875% due 06/13/18 (Ñ)	2,545	2,489
6.750% due 03/15/31 (Ñ)	90	102
Tennessee Valley Authority 6.150% due 01/15/38	345	361

		38,082

264	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United States Government Treasuries - 5.8%
United States Treasury (Ñ) Principal Only STRIP Zero Coupon due 11/15/21	5,506	2,777
United States Treasury Inflation Indexed Bonds
1.625% due 01/15/15 (Ñ)	57	50
2.000% due 01/15/16 (Ñ)	2,964	2,616
2.500% due 07/15/16 (Ñ)	532	490
2.625% due 07/15/17	211	198
2.375% due 01/15/25 (Ñ)	10,248	8,876
2.000% due 01/15/26 (Ñ)	408	335
2.375% due 01/15/27 (Ñ)	391	338
1.750% due 01/15/28 (Ñ)	10,248	8,011
3.875% due 04/15/29	2,005	2,145
United States Treasury Notes
4.625% due 08/31/11 (Ñ)	1,490	1,608
4.500% due 09/30/11 (Ñ)	110	118
4.750% due 01/31/12	1,785	1,944
4.750% due 05/31/12 (Ñ)	50	55
3.125% due 04/30/13	4,220	4,326
2.625% due 10/31/13	460	458
4.750% due 05/15/14 (Ñ)	1,720	1,887
4.250% due 08/15/14 (Ñ)	2,895	3,110
12.500% due 08/15/14 (Ñ)	155	168
4.250% due 11/15/14 (Ñ)	4,110	4,408
4.000% due 02/15/15 (Ñ)	455	476
4.125% due 05/15/15 (Ñ)	2,475	2,579
4.500% due 11/15/15 (Ñ)	2,840	3,004
3.500% due 02/15/18	1,760	1,712
7.125% due 02/15/23 (Ñ)	600	739
6.250% due 08/15/23 (Ñ)	1,315	1,506
6.875% due 08/15/25 (Ñ)	2,925	3,643
6.000% due 02/15/26 (Ñ)	795	906
6.375% due 08/15/27 (Ñ)	390	467
5.375% due 02/15/31 (Ñ)	3,485	3,813
5.000% due 05/15/37 (Ñ)	985	1,085

		63,848

Total Long-Term Investments
(cost $1,347,441)		1,211,784

Preferred Stocks - 0.7%
Auto and Transportation - 0.0%
General Motors Corp. (Ñ)	31,725	204

Financial Services - 0.7%
American International Group, Inc.	32,300	144

	Principal Amount ($) or Shares	Market Value $
DG Funding Trust (Å)	392	3,977
Federal Home Loan Mortgage Corp.	27,050	42
Federal National Mortgage Association (Ñ)	18,750	39
Federal National Mortgage Association	1,000	3
Wachovia Corp.	5,000	3,325

		7,530

Total Preferred Stocks
(cost $13,341)		7,734

Short-Term Investments - 13.7%
American Express Centurion Bank (Ê) Series BKNT 4.608% due 06/12/09	1,900	1,852
Amgen, Inc. (Ê) Series WI 2.889% due 11/28/08	500	500
Anadarko Petroleum Corp. (Ê) 3.219% due 09/15/09	480	453
Banque Paribas 6.875% due 03/01/09	350	355
Bear Stearns Cos. LLC (The) (Ê)
4.905% due 07/16/09	1,900	1,902
2.901% due 08/21/09	800	785
CIT Group, Inc. (Ê) 3.615% due 01/30/09	2,400	2,199
Citigroup Funding, Inc. (Ê)
2.805% due 12/08/08	400	400
3.476% due 06/26/09	400	389
Citigroup Global Markets Deutschland AG for OAO Gazprom 10.500% due 10/21/09	700	684
Citigroup, Inc. (Ê)
3.809% due 12/26/08	600	599
3.505% due 01/30/09 (Ñ)	1,400	1,383
Clear Channel Communications, Inc. 4.250% due 05/15/09	230	201
Comcast Cable Communications LLC 6.875% due 06/15/09	200	198
Continental Airlines, Inc. Series 99-2 7.056% due 09/15/09	450	414
Countrywide Financial Corp. (Ê) 4.348% due 01/05/09	400	388
Countrywide Home Loans, Inc.
4.125% due 09/15/09	970	930
Series MTNK
5.625% due 07/15/09	500	484

Russell Investment Grade Bond Fund	265

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Credit Agricole SA/London (Ê)(Þ) 2.809% due 05/28/09	400	399
Daimler Finance NA LLC (Ê)(Ñ) 3.249% due 03/13/09	1,100	1,046
Daimler NA Corp. (Ê) 3.169% due 03/13/09	1,600	1,505
Deutsche Telekom International Finance BV (Ê) 3.390% due 03/23/09	900	890
Electronic Data Systems Corp. 7.125% due 10/15/09	630	635
Export-Import Bank of Korea (Ê) 2.901% due 06/01/09	200	199
Fannie Mae
7.000% due 06/01/09	3	3
Federal Home Loan Bank Discount Notes (ç)(ž)(Ñ) Zero coupon due 11/25/08	2,270	2,268
Federal National Mortgage Association Discount Notes (ž)(ç)
Zero coupon due 12/15/08 (Ñ)	2,097	2,092
Zero coupon due 12/16/08	100	100
Zero coupon due 12/18/08	1,130	1,127
Ford Motor Credit Co. LLC 7.375% due 10/28/09	3,240	2,690
Freddie Mac
8.000% due 08/01/09	1	1
8.000% due 10/01/09	1	1
General Electric Capital Corp.
3.250% due 06/15/09 (Ñ)	600	590
Series mtn (Ê)
3.565% due 10/26/09	300	294
Ginnie Mae I
6.500% due 01/15/09	1	1
6.500% due 03/15/09	1	1
6.500% due 04/15/09	1	1
6.500% due 05/15/09	-	1
6.500% due 06/15/09	11	11
GMAC LLC (Ñ) 5.625% due 05/15/09	2,250	1,908
Goldman Sachs Group, Inc. (The) (Ê)
3.250% due 12/23/08	100	99
3.812% due 03/30/09	600	589
3.300% due 06/23/09	500	484
HSBC Bank USA NA NY (Ê) Series BKNT 2.957% due 06/10/09	800	789

	Principal Amount ($) or Shares	Market Value $
HSBC Finance Corp.
2.954% due 12/05/08 (Ê)	500	499
4.750% due 05/15/09	1,375	1,358
4.479% due 10/21/09 (Ê)	400	385
Indymac Loan Trust (Ê)(Þ) Series 2004-L1 Class A1 3.539% due 07/25/09	21	20
International Lease Finance Corp. 4.750% due 07/01/09	675	596
Lehman Brothers Holdings, Inc. (Ø)
2.889% due 01/23/09	1,200	141
2.878% due 04/03/09	1,000	118
5.493% due 08/21/09	400	47
Morgan Stanley (Ê) Series GMTN 2.913% due 02/09/09	100	99
National Australia Bank, Ltd. (Ê)(Þ) 2.858% due 09/11/09	500	500
Residential Capital LLC (Ê) 5.912% due 05/22/09	200	104
Russell Investment Company Russell Money Market Fund	100,177,214	100,177
Small Business Administration Series 1999-P10 Class 1 7.540% due 08/10/09	67	68
Security National Mortgage Loan Trust (Ê)(Þ) Series 2006-3A Class A1 3.539% due 10/25/09	359	332
Structured Asset Securities Corp. (Ê) Series 2007-BC3 Class 2A2 3.399% due 08/25/09	1,900	1,327
TD North America, LP (Ê)(Ñ)(Þ) 3.660% due 10/15/09	6,000	6,004
Telefonica Emisiones SAU (Ê) 3.504% due 06/19/09	800	770
Tyco International Finance SA
6.125% due 11/01/08	40	40
6.125% due 01/15/09	10	10
United States Treasury Bills (ž)(ç)
0.375% due 11/28/08 (Ñ)	1,000	1,000
0.101% due 12/04/08 (Ñ)	1,000	1,000
0.741% due 12/11/08	500	500
0.528% due 12/18/08 (Ñ)	500	500
0.172% due 12/26/08 (§)(Ñ)	380	380
0.183% due 12/26/08 (§)(Ñ)	250	250
0.289% due 12/26/08 (§)(Ñ)	350	350
1.445% due 12/26/08 (§)(Ñ)	1,485	1,482

266	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Wachovia Bank NA Series BKNT 5.800% due 12/01/08	280	279

Total Short-Term Investments
(cost $154,254)		150,176

Other Securities - 9.1%
Russell Investment Company Russell Money Market Fund (×)	47,515,166	47,515
State Street Securities Lending Quality Trust (×)	52,842,052	52,842

Total Other Securities
(cost $100,357)		100,357

Total Investments - 133.9%
(identified cost $1,615,393)		1,470,051

Other Assets and Liabilities, Net - (33.9%)		(372,072)

Net Assets - 100.0%		1,097,979

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	267

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Euribor Futures (Germany)	26	EUR	6,262	12/08	138
Euribor Futures (Germany)	21	EUR	5,085	03/09	155
Euribor Futures (Germany)	13	EUR	3,156	06/09	104
Euro-Bund Futures (Germany)	20	EUR	2,319	12/08	14
Eurodollar Futures (CME)	771	USD	188,423	12/08	2,502
Eurodollar Futures (CME)	526	USD	128,581	03/09	1,223
Eurodollar Futures (CME)	433	USD	105,631	06/09	940
Eurodollar Futures (CME)	206	USD	50,153	09/09	350
Eurodollar Futures (CME)	152	USD	36,921	12/09	277
Eurodollar Futures (CME)	126	USD	30,574	03/10	269
Eurodollar Futures (CME)	6	USD	1,452	06/10	12
Eurodollar Futures (CME)	6	USD	1,448	09/10	11
LIBOR Futures (UK)	23	GBP	2,781	03/09	79
Three Month Short Sterling Interest Rate Futures (UK)	58	GBP	6,945	12/08	123
Three Month Short Sterling Interest Rate Futures (UK)	47	GBP	5,682	03/09	274
Three Month Short Sterling Interest Rate Futures (UK)	29	GBP	3,510	06/09	167
Three Month Short Sterling Interest Rate Futures (UK)	1	GBP	121	12/09	3
United States Treasury Bonds	72	USD	8,145	12/08	(151)
United States Treasury 2 Year Notes	77	USD	16,542	12/08	(11)
United States Treasury 5 Year Notes	727	USD	82,339	12/08	678
United States Treasury 10 Year Notes	67	USD	7,576	12/08	(51)

Short Positions
United States Treasury Bonds	28	USD	3,168	12/08	191
United States Treasury 2 Year Notes	12	USD	2,578	12/08	(32)
United States Treasury 10 Year Notes	237	USD	26,799	12/08	694

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					7,959

See accompanying notes which are an integral part of the financial statements.

268	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Options Written (Number of Contracts)	Notional Amount		Market Value $

Eurodollar Futures
Mar 2009 97.50 Call (22)	USD	55	(32)
Mar 2009 97.75 Call (15)	USD	38	(13)
Mar 2009 98.00 Call (16)	USD	40	(9)
Jun 2009 96.75 Put (38)	USD	95	(18)

United States Treasury Bonds
Nov 2008 118.00 Call (43)	USD	43	(7)
Nov 2008 122.00 Call (50)	USD	50	(8)
Nov 2008 123.00 Call (50)	USD	50	(5)
Nov 2008 125.00 Call (60)	USD	60	(4)
Nov 2008 115.00 Put (22)	USD	22	(59)

United Stated Treasury Notes 5 Year Futures
Nov 2008 112.00 Put (18)	USD	18	(6)

United Stated Treasury Notes 10 Year Futures
Nov 2008 114.00 Call (32)	USD	32	(42)
Nov 2008 114.50 Call (20)	USD	20	(14)
Nov 2008 115.50 Call (20)	USD	20	(9)
Nov 2008 117.00 Call (16)	USD	16	(5)
Nov 2008 117.50 Call (39)	USD	39	(7)
Nov 2008 119.00 Call (62)	USD	62	(11)
Nov 2008 120.00 Call (16)	USD	16	(1)
Nov 2008 108.00 Put (27)	USD	27	(2)
Nov 2008 110.00 Put (90)	USD	90	(21)
Nov 2008 111.00 Put (16)	USD	16	(3)
Nov 2008 112.00 Put (16)	USD	16	(8)
Nov 2008 112.50 Put (19)	USD	19	(18)
Nov 2008 113.00 Put (46)	USD	46	(47)
Nov 2008 114.00 Put (42)	USD	42	(72)
Nov 2008 115.00 Put (71)	USD	71	(122)
Nov 2008 116.50 Put (18)	USD	18	(56)

Total Liability for Options Written (premiums received $700)			(599)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	269

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	355	CAD	356	11/05/08	(59)
USD	588	CAD	594	11/05/08	(94)
USD	887	CAD	1,063	11/05/08	(6)
USD	298	CAD	356	02/03/09	(2)
USD	499	CAD	594	02/03/09	(5)
USD	1,004	CNY	6,824	11/13/08	(8)
USD	1,812	CNY	12,172	11/13/08	(35)
USD	33	EUR	26	11/03/08	—
USD	1,338	EUR	1,006	11/05/08	(56)
USD	450	GBP	275	11/03/08	(7)
USD	108	GBP	62	11/05/08	(8)
USD	60	JPY	5,841	11/05/08	(1)
USD	86	JPY	8,329	11/05/08	(1)
USD	129	JPY	12,475	11/05/08	(2)
USD	3,039	JPY	324,156	11/05/08	252
USD	3,235	JPY	324,156	02/03/09	70
USD	31	MYR	100	11/12/08	(3)
USD	41	MYR	132	11/12/08	(4)
USD	54	MYR	175	11/12/08	(5)
USD	20	MYR	71	02/12/09	—
USD	34	MYR	122	02/12/09	—
USD	60	MYR	216	02/12/09	1
USD	945	PLN	2,556	11/05/08	(21)
USD	150	RUB	3,526	11/05/08	(20)
USD	50	SGD	71	11/19/08	(2)
USD	64	SGD	92	11/19/08	(2)
USD	190	SGD	271	11/19/08	(7)
USD	190	SGD	272	11/19/08	(7)
USD	210	SGD	300	11/19/08	(8)
USD	1,916	ZAR	15,330	11/03/08	(348)
CAD	356	USD	297	11/05/08	2
CAD	594	USD	497	11/05/08	4
CAD	1,063	USD	1,058	11/05/08	176
CAD	1,063	USD	890	02/03/09	7
EUR	1,006	USD	1,579	11/05/08	297
EUR	1,128	USD	1,417	12/04/08	(19)
EUR	1,006	USD	1,335	02/03/09	56
GBP	2	USD	3	11/03/08	—
GBP	275	USD	500	11/03/08	57
GBP	275	USD	449	12/09/08	7
JPY	34,275	USD	340	11/05/08	(8)
JPY	324,156	USD	3,216	11/05/08	(75)
JPY	305,000	USD	3,221	02/03/09	112
MYR	71	USD	20	11/12/08	—
MYR	122	USD	34	11/12/08	—

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

MYR	215	USD	60	11/12/08	—
PLN	2,556	USD	1,228	11/05/08	304
PLN	2,556	USD	938	02/03/09	19
RUB	3,526	USD	145	11/05/08	15
ZAR	15,330	USD	1,939	11/03/08	370

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					936

See accompanying notes which are an integral part of the financial statements.

270	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Interest Rate Swaps Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	USD	1,900	Three Month LIBOR	5.000%	12/17/28	(129)
Bank of America	USD	1,000	Three Month LIBOR	5.000%	12/17/38	(85)
Barclays Bank PLC	GBP	400	6.000%	Six Month LIBOR	03/20/09	—
Barclays Bank PLC	USD	19,970	3.855%	Three Month LIBOR	10/27/14	(464)
Barclays Bank PLC	USD	344	Three Month LIBOR	4.420%	11/15/21	8
Barclays Bank PLC	USD	339	Three Month LIBOR	4.524%	11/15/21	3
Barclays Bank PLC	USD	1,320	Three Month LIBOR	4.633%	11/15/21	(3)
Barclays Bank PLC	USD	661	Three Month LIBOR	4.540%	11/15/21	6
Barclays Bank PLC	GBP	100	Six Month LIBOR	4.000%	12/15/36	10
Barclays Bank PLC	USD	5,250	Three Month LIBOR	4.015%	10/27/39	479
BNP Paribas	EUR	1,200	Consumer Price Index (France)	2.090%	10/15/10	42
Citibank	USD	2,900	Three Month LIBOR	5.000%	12/17/38	(247)
Citigroupglobal Markets, Inc.	USD	18,850	4.288%	Three Month LIBOR	10/30/14	(82)
Citigroupglobal Markets, Inc.	USD	5,100	Three Month LIBOR	4.313%	10/30/39	225
Credit Suisse First Boston	GBP	200	5.000%	Six Month LIBOR	06/15/09	(1)
Deutsche Bank	GBP	100	6.000%	Six Month LIBOR	12/20/08	1
Deutsche Bank	GBP	900	5.000%	Six Month LIBOR	03/18/14	28
Deutsche Bank	GBP	2,300	5.000%	Six Month LIBOR	03/18/14	71
Goldman Sachs	GBP	100	5.000%	Six Month LIBOR	06/15/09	—
Goldman Sachs	GBP	2,300	6.000%	Six Month LIBOR	06/19/09	34
Goldman Sachs	GBP	800	6.000%	Six Month LIBOR	12/19/09	28
Goldman Sachs	GBP	200	5.000%	Six Month LIBOR	09/17/13	5
Goldman Sachs	GBP	200	Six Month LIBOR	5.500%	12/15/36	(67)
Goldman Sachs	GBP	100	Six Month LIBOR	5.000%	12/19/37	(17)
Merrill Lynch	GBP	5,700	4.500%	Six Month LIBOR	09/20/09	(17)
Merrill Lynch	USD	4,000	4.000%	Three Month LIBOR	12/17/10	96
Merrill Lynch	USD	29,100	Three Month LIBOR	5.000%	12/17/28	(1,969)
Merrill Lynch	GBP	200	Six Month LIBOR	4.000%	12/15/35	5
Merrill Lynch	USD	900	Three Month LIBOR	5.000%	12/17/38	(77)
Morgan Stanley	USD	26,400	4.000%	Three Month LIBOR	06/17/10	322
Morgan Stanley	USD	400	Three Month LIBOR	5.000%	12/17/28	(27)
Morgan Stanley	USD	300	Three Month LIBOR	5.000%	12/17/38	(26)
Royal Bank of Scotland	GBP	1,500	6.000%	Six Month LIBOR	06/19/09	22
Royal Bank of Scotland	USD	5,800	4.000%	Three Month LIBOR	06/17/10	71
Royal Bank of Scotland	GBP	500	5.100%	Six Month LIBOR	09/15/13	16
Royal Bank of Scotland	USD	600	Three Month LIBOR	5.000%	12/17/18	(25)
Royal Bank of Scotland	USD	600	Three Month LIBOR	5.000%	12/17/28	(41)
Royal Bank of Scotland	GBP	500	Six Month LIBOR	4.000%	12/15/36	49
Royal Bank of Scotland	GBP	100	Six Month LIBOR	5.500%	12/15/36	(29)
UBS	AUD	500	7.500%	Australian Bank Bill Short Term rates 6 Month Mid	03/15/10	8
UBS	AUD	5,600	7.000%	Australian Bank Bill Short Term rates 6 Month Mid	06/15/10	72

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - $810						(1,705)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	271

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $
ABX - HE Index for Sub-Prime Home Equity Sector	JP Morgan	USD	2,750	0.090%	08/25/37	(1,539)
ABX - HE Index for Sub-Prime Home Equity Sector	JP Morgan	USD	2,500	0.760%	01/25/38	(1,451)
ABX - HE Index for Sub-Prime Home Equity Sector	JP Morgan	USD	1,300	0.170%	05/25/46	(1,052)
Arrow Electronics, Inc.	Citgroupglobal Markets, Inc.	USD	340	(0.820)%	03/20/14	(8)
Berkshire Hathaway	Deutsche Bank	USD	2,900	1.000%	03/20/13	(166)
Centex Corp.	Deutsche Bank	USD	850	(4.400)%	12/20/13	(47)
CMBX AAA Index	Citgroupglobal Markets, Inc.	USD	2,100	(0.350)%	10/03/51	270
CMBX AAA Index	Credit Suisse First Boston	USD	1,350	(0.070)%	03/15/49	131
CMBX AAA Index	Credit Suisse First Boston	USD	800	(0.080)%	12/13/49	113
CMBX AAA Index	Credit Suisse First Boston	USD	850	(0.350)%	02/17/51	109
CMBX AAA Index	JP Morgan	USD	1,890	(0.080)%	12/13/49	268
CMBX AAA Index	JP Morgan	USD	3,200	(0.080)%	12/13/49	453
CMBX AAA Index	JP Morgan	USD	1,520	(0.350)%	02/17/51	195
CMBX AAA Index	JP Morgan	USD	1,890	(0.350)%	02/17/51	243
CMBX AAA Index	JP Morgan	USD	1,350	(0.100)%	10/12/52	82
CMBX AJ Index	Barclays Bank PLC	USD	1,600	(0.840)%	10/12/52	296
CMBX AJ Index	Barclays Bank PLC	USD	1,600	(0.840)%	10/12/52	296
Countrywide Home Loans	JP Morgan	USD	2,400	5.850%	06/20/09	93
Darden Restaurants, Inc.	Deutsche Bank	USD	950	(2.250)%	03/20/14	(39)
Dow Jones CDX High Volatility Index	Barclays Bank PLC	USD	600	(1.550)%	06/20/13	(11)
Dow Jones CDX High Volatility Index	Chase Securities, Inc.	USD	400	1.120%	12/20/12	(1)
Dow Jones CDX High Volatility Index	Credit Suisse First Boston	USD	1,464	(1.550)%	06/20/13	(39)
Dow Jones CDX High Volatility Index	Deutsche Bank	USD	1,556	0.708%	12/20/12	7
Dow Jones CDX High Volatility Index	Goldman Sachs	USD	1,300	1.120%	12/20/12	(4)
Dow Jones CDX High Volatility Index	Goldman Sachs	USD	292	0.548%	12/20/17	(3)
Dow Jones CDX High Volatility Index	Goldman Sachs	USD	486	0.555%	12/20/17	(4)
Dow Jones CDX High Volatility Index	JP Morgan	USD	681	0.553%	12/20/17	(6)
Dow Jones CDX High Volatility Index	Merrill Lynch	USD	1,000	1.833%	06/20/12	(132)
Dow Jones CDX High Volatility Index	Morgan Stanley	USD	600	0.963%	12/20/12	(6)
Dow Jones CDX High Volatility Index	Morgan Stanley	USD	5,542	0.771%	12/20/12	40
Dow Jones CDX High Volatility Index	Morgan Stanley	USD	600	(1.550)%	06/20/13	387
Gaz Capital for Gazprom	Chase Securities Inc.	USD	200	0.970%	12/20/12	(62)
Gaz Capital for Gazprom	Chase Securities Inc.	USD	200	1.020%	12/20/12	(62)
Gaz Capital for Gazprom	JP Morgan	USD	200	0.970%	11/20/08	—
Gaz Capital for Gazprom	Morgan Stanley	USD	100	2.180%	02/20/13	(29)
GE Capital Corp.	Credit Suisse First Boston	USD	600	6.550%	12/20/10	1
GE Capital Corp.	Deutsche Bank	USD	200	1.500%	09/20/11	(22)
GE Capital Corp.	Deutsche Bank	USD	1,425	1.070%	12/20/12	(203)
GE Capital Corp.	Perishing LLC 1st Republic P.B. CNS	USD	200	0.830%	12/20/09	(12)
GE Capital Corp.	Royal Bank of Scotland	USD	300	1.100%	09/20/09	(14)
GE Capital Corp.	Royal Bank of Scotland	USD	1,900	1.150%	12/20/09	(111)
Hewlett-Packard Co.	Citgroupglobal Markets, Inc.	USD	340	(0.720)%	03/20/14	—
Merrill Lynch & Co.	Deutsche Bank	USD	1,000	2.200%	06/20/13	4
Metlife, Inc.	Deutsche Bank	USD	1,500	2.050%	03/20/13	(142)

See accompanying notes which are an integral part of the financial statements.

272	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $
Metlife, Inc.	UBS	USD	1,500	2.050%	03/20/13	(142)
Nordstrom, Inc.	Deutsche Bank	USD	1,025	(2.100)%	03/20/14	(48)
Prudential	Deutsche Bank	USD	1,500	2.300%	03/20/13	(224)
Prudential	UBS	USD	1,500	2.300%	03/20/13	(224)
Pulte Homes, Inc.	JP Morgan	USD	1,800	(2.550)%	12/20/13	81
Russia Government International Bond	Morgan Stanley	USD	1,000	0.305%	12/20/08	(10)
Russia Government International Bond	Morgan Stanley	USD	1,000	0.795%	08/20/12	(224)
SLM Corp.	Barclays Bank PLC	USD	100	5.100%	06/20/09	(7)
SLM Corp.	Citibank	USD	900	5.600%	09/20/09	(85)
SLM Corp.	JP Morgan	USD	900	4.300%	03/20/13	(182)
Wachovia	JP Morgan	USD	2,700	3.020%	03/20/13	205

Total Market Value of Open Credit Default Contracts Premiums Paid (Received) - ($2,161)						(3,037)

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets

Asset-Backed Securities	5.7
Corporate Bonds and Notes	17.1
International Debt	3.4
Mortgage-Backed Securities	74.6
Municipal Bonds	0.2
Non-US Bonds	0.1
United States Government Agencies	3.5
United States Government Treasuries	5.8
Preferred Stocks	0.7
Short-Term Investments	13.7
Other Securities	9.1

Total Investments	133.9
Other Assets and Liabilities, Net	(33.9)

100.0

Futures Contracts	0.7
Options Written	(0.1)
Foreign Currency Exchange Contracts	0.1
Interest Rate Swap Contracts	(0.2)
Credit Default Swap Contracts	(0.3)

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	273

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell Short Duration Bond Fund - Class A ‡
	Total Return
1 Year	(8.16)%
5 Years	0.33	%§
10 Years	2.73	%§

Russell Short Duration Bond Fund - Class C ‡‡
	Total Return
1 Year	(5.28)%
5 Years	0.36	%§
10 Years	2.40	%§

Russell Short Duration Bond Fund - Class E ‡‡‡
	Total Return
1 Year	(4.59)%
5 Years	1.11	%§
10 Years	3.14	%§

Russell Short Duration Bond Fund - Class S
	Total Return
1 Year	(4.30)%
5 Years	1.38	%§
10 Years	3.39	%§

Russell Short Duration Bond Fund - Class Y ‡‡‡‡
	Total Return
1 Year	(4.29)%
5 Years	1.38	%§
10 Years	3.39	%§

Merrill Lynch U.S. Treasuries 1-3 Year Index **
	Total Return
1 Year	6.85%
5 Years	3.81	%§
10 Years	4.56	%§

274	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell Short Duration Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell Short Duration Bond Fund Class A, Class C, Class E, Class S, and Class Y Shares lost 4.60%, 5.28%, 4.59%, 4.30% and 4.29%, respectively. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 6.85% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class Y Shares commenced operations on September 26, 2008. The returns shown for Class Y Shares prior to September 26, 2008 are the returns of Class S Shares.

For the year ended October 31, 2008, the Lipper® Short Investment Grade Debt Funds Average lost 5.03%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Investors’ departure from investments with more risk to the relative safety of U.S. Treasuries and the subsequent re-pricing of risk (i.e. the market demanding increased compensation for assuming a given level of risk) impacted nearly all non-Treasury fixed income investments. As a result, non-Treasury investments posted lower returns than the all-Treasury benchmark. Given that the Fund’s money managers typically invest in non-Treasury sectors, the Fund underperformed its benchmark. However, the Fund’s money managers’ sector allocation and security selection decisions resulted in the Fund outperforming its peers as measured by the Lipper® Short Investment Grade Debt Funds Average.

The decline of interest rates across the yield curve benefited the Fund as two of the Fund’s managers anticipated the decline and increased sensitivity to interest rates (also called increased duration). In general, as interest rates decline bond prices increase; therefore, the increase in duration had a positive impact on performance.

Finally, as the Federal Reserve decreased the federal funds target rate, short-term yields declined relative to yields at the intermediate portion and long end of the yield curve, resulting in a relative shift in yields otherwise known as a yield curve “steepening.” This yield curve movement benefited the Fund as two of the Fund’s money managers anticipated the change and varied the maturity of their securities.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

By far, the largest impact on the Fund’s underperformance relative to benchmark was from the re-pricing of risk (i.e. the market demanding increased compensation for assuming a given level of risk). In addition to the re-pricing of risk, extreme credit market illiquidity and volatility, and investors’ flight to the relative safety of U.S. Treasures caused the Fund’s money managers to be unsuccessful in using sector allocation strategies to generate returns outside of the Treasury sector. The performance of all the money managers suffered primarily from an allocation to short-duration investment grade corporate bonds. Material overweights and out-of-benchmark exposure to short-duration mortgage-backed securities, asset-backed securities and high yield bonds also detracted significantly from Fund performance. The performance of these holdings was negatively impacted by the market’s requirement of higher compensation on relatively riskier assets.

Interest rates across maturities on the yield curve decreased over the fiscal year. Pacific Investment Management Company LLC (“PIMCO”) and to a lesser extent Logan Circle Partners, LP anticipated the change in interest rates and positioned their portfolios to benefit from these changes.

All managers underperformed in this historically challenging environment. STW Fixed Income Management’s underperformance was due to security selection in the investment grade corporate and asset-backed securities sectors. Logan Circle underperformed due to investment grade bond, high yield bond and mortgage-related exposures. PIMCO had the least amount of underperformance. Though PIMCO’s underperformance related to investment grade and high yield credit exposure was larger than the other managers, PIMCO’s yield curve and long duration positioning provided a significant degree of downside protection.

Describe any changes to the Fund’s structure or the money manager line-up.

On November 1, 2007, Merganser Capital Management, L.P., was terminated and replaced with Logan Circle Partners, L.P. Manager weights remained unchanged.

Russell Short Duration Bond Fund	275

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Money Managers as of October 31, 2008	Styles
Logan Circle Partners, L.P.	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary
STW Fixed Income Management	Sector Rotation

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1998.

**	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class S Shares from November 1, 1998 to February 17, 1999 and do not reflect deduction of Rule 12b-1 distribution fees. Had it done so, returns for that period would have been lower. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from February 18, 1999 to February 28, 2007. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 3.75%.

‡‡	The Fund first issued Class C Shares on March 3, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares for the period November 1, 1998 to February 17, 1999 and do not reflect the deduction of 12b-1 distribution and shareholder services fees. Had they done so, the returns shown would have been lower. The returns shown from February 18, 1999 to March 2, 1999 are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class E Shares on February 18, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡‡‡	The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

276	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$929.60	$1,020.31
Expenses Paid During Period*	$4.66	$4.88

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$926.20	$1,016.54
Expenses Paid During Period*	$8.28	$8.67

*	Expenses are equal to the Fund’s annualized expense ratio of 1.71% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$929.60	$1,020.31
Expenses Paid During Period*	$4.66	$4.88

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Russell Short Duration Bond Fund	277

Russell Investment Company

Russell Short Duration Bond Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$930.70	$1,021.57
Expenses Paid During Period*	$3.45	$3.61

*	Expenses are equal to the Fund’s annualized expense ratio of 0.71% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 29, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$961.20	$1,003.92
Expenses Paid During Period*	$0.57	$0.59

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65% (representing the 33-day period annualized), multiplied by the average account value over the period, multiplied by 33/366 (to reflect the period since commencement of operations). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

278	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 90.8%
Asset-Backed Securities - 21.2%
American Airlines Pass Through Trust 1999
Series 99-1
7.324% due 04/15/11	95	80
American Airlines Pass Through Trust 2001-01
Series 01-1
6.817% due 11/23/12	370	252
American Express Credit Account Master Trust (Ê)
Series 2005-4 Class A
4.630% due 01/15/15	1,388	1,157
Series 2007-7 Class A
4.600% due 02/17/15	3,000	2,487
AmeriCredit Automobile Receivables Trust
Series 2007-BF Class A2
5.310% due 01/06/11	113	113
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2005-R10 Class A2B
3.479% due 12/25/35	84	77
Argent Securities, Inc. (Ê)
Series 2006-M2 Class A2A
3.309% due 09/25/36	76	75
Asset Backed Securities Corp. Home Equity (Ê)
Series 2002-HE1 Class M1
6.210% due 03/15/32	606	508
Series 2004-HE6 Class A1
3.534% due 09/25/34	160	131
Atlantic City Electric Transition Funding LLC
Series 2003-1 Class A2
4.460% due 10/20/16	1,525	1,447
Bank of America Auto Trust (Þ)
Series 2008-1A Class A4
5.730% due 01/20/13	2,050	1,760
Bank of America Credit Card Trust (Ê)
Series 2007-A9 Class A9
4.600% due 11/17/14	1,400	1,166
Series 2008-A1 Class A1
5.140% due 04/15/13	200	183
Series 2008-A5 Class A5
5.760% due 12/16/13	5,245	4,724

	Principal Amount ($) or Shares	Market Value $
Bear Stearns Asset Backed Securities Trust (Ê)
Series 2007-HE7 Class 1A1
4.259% due 08/25/37	616	518
Capital Auto Receivables Asset Trust
Series 2007-1 Class A4A
5.010% due 04/16/12	1,025	946
Series 2008-1 Class A4B (Ê)
5.910% due 07/15/14	1,525	1,373
Series 2008-2 Class A3A
4.680% due 10/15/12	500	470
Capital One Multi-Asset Execution Trust
Series 2005-A10 Class A (Ê)
4.640% due 09/15/15	1,365	996
Series 2008-A5 Class A5
4.850% due 02/18/14	2,225	2,036
Caterpillar Financial Asset Trust
Series 2006-A Class A3
5.570% due 05/25/10	177	178
Centex Home Equity
Series 2003-C Class AF4
4.960% due 04/25/32	110	91
Chase Credit Card Master Trust (Ê)
Series 2002-3 Class A
4.730% due 09/15/11	620	606
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2001-4 Class 1A6
6.241% due 01/25/13	16	16
Series 2003-3 Class 1A4
3.303% due 11/25/29	17	17
Chase Issuance Trust
Series 2005-A10 Class A10
4.650% due 12/17/12	3,155	2,969
Series 2006-A3 Class A3 (Ê)
4.550% due 07/15/11	600	586
Chase Manhattan Auto Owner Trust
Series 2006-A Class A3
5.340% due 07/15/10	512	512
Series 2006-A Class A4
5.360% due 01/15/13	1,700	1,682
CIT Marine Trust
Series 1999-A Class A4
6.250% due 11/15/19	296	276
Citibank Credit Card Issuance Trust
Series 2007-A5 Class A5
5.500% due 06/22/12	2,175	2,110

Russell Short Duration Bond Fund	279

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-A8 Class A8
5.650% due 09/20/19	150	111
Community Program Loan Trust
Series 1987-A Class A4
4.500% due 10/01/18	1,202	1,206
Countrywide Asset-Backed Certificates
Series 2001-BC3 Class A (Ê)
3.739% due 12/25/31	88	74
Series 2005-1 Class AF4
5.147% due 07/25/35	655	570
Series 2005-7 Class AF2
4.367% due 11/25/35	156	156
Series 2006-16 Class 2A1 (Ê)
3.309% due 12/25/46	82	81
Daimler Chrysler Auto Trust
Series 2006-C Class A4
4.980% due 11/08/11	1,700	1,614
Series 2007-A Class A4
5.280% due 03/08/13	1,400	1,256
Series 2008-A Class A3A
3.700% due 06/08/12	600	554
Series 2008-B Class A4A
5.320% due 11/10/14	2,000	1,745
Discover Card Master Trust
Series 2008-A3 Class A3
5.100% due 10/15/13	4,600	4,231
Dunkin Securitization (Þ)
Series 2006-1 Class A2
5.779% due 06/20/31	375	315
E-Trade RV and Marine Trust
Series 2004-1 Class A3
3.620% due 10/08/18	877	846
Equity One ABS, Inc.
Series 2003-4 Class M1
5.369% due 10/25/34	1,203	989
Ford Credit Auto Owner Trust
Series 2005-B Class A4
4.380% due 01/15/10	146	146
Series 2005-B Class B
4.640% due 04/15/10	1,250	1,229
Series 2005-C Class B
4.520% due 09/15/10	1,000	959
Series 2007-B Class A4A
5.240% due 07/15/12	5,750	5,228
Series 2008-A Class A2 (Ê)
5.160% due 07/15/10	338	331
Series 2008-B Class A2 (Ê)
5.760% due 12/15/10	1,000	979

	Principal Amount ($) or Shares	Market Value $
Fremont Home Loan Trust (Ê)
Series 2006-E Class 2A1
3.319% due 01/25/37	369	344
GE Capital Credit Card Master Note Trust
Series 2007-3 Class A2
5.400% due 06/15/13	4,450	4,170
GE Commercial Equipment Financing LLC (Ê)
Series 2004-1 Class B
4.478% due 12/20/15	468	463
GE Corporate Aircraft Financing LLC (Ê)(Þ)
Series 2004-1A Class B
4.109% due 01/25/18	113	98
GE-WMC Mortgage Securities LLC (Ê)
Series 2006-1 Class A2A
3.299% due 08/25/36	154	150
GMAC Mortgage Corp. Loan Trust
Series 2004-GH1 Class A2
4.390% due 12/25/25	440	444
Series 2007-HE2 Class A2
6.054% due 12/25/37	280	142
GSAMP Trust (Ê)
Series 2004-SEA Class A2A
3.549% due 03/25/34	144	143
Series 2007-FM1 Class A2A
3.329% due 12/25/36	510	469
Harley-Davidson Motorcycle Trust
Series 2006-3 Class A3
5.240% due 01/15/12	1,262	1,255
Series 2007-3 Class A4
5.520% due 11/15/13	2,000	1,911
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2005-1 Class A
4.568% due 01/20/34	272	218
Honda Auto Receivables Owner Trust
Series 2005-3 Class A4
4.030% due 12/20/10	1,894	1,894
Series 2006-3 Class A3
5.120% due 10/15/10	356	355
Series 2007-3 Class A4
1.000% due 12/16/13	500	455
Series 2008-1 Class A2
3.770% due 09/20/10	1,200	1,181

280	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Household Credit Card Master Note Trust I (Ê)
Series 2007-1 Class A
4.610% due 04/15/13	750	688
Series 2007-2 Class A
5.110% due 07/15/13	3,860	3,469
Lehman XS Trust (Ê)
Series 2006-9 Class A1A
5.390% due 05/25/46	69	67
Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1
3.539% due 10/25/34	20	13
Mastr Asset Backed Securities Trust (Ê)
Series 2006-HE5 Class A1
3.319% due 11/25/36	312	302
MBNA Credit Card Master Note Trust (Ê)
Series 2006-A4 Class A4
4.578% due 09/15/11	415	407
Nissan Auto Receivables Owner Trust
Series 2005-C Class A4
4.310% due 03/15/11	797	788
Series 2008-A Class A3
3.890% due 08/15/11	430	413
Ownit Mortgage Loan Asset Backed Certificates
Series 2006-1 Class AF1
5.424% due 12/25/36	17	17
PG&E Energy Recovery Funding LLC
Series 2005-1 Class A2
3.870% due 06/25/11	364	363
Power Contract Financing LLC (Þ)
6.256% due 02/01/10	105	106
Public Service New Hampshire Funding LLC
Series 2001-1 Class A2
5.730% due 11/01/10	110	110
Railcar Leasing LLC (Þ)
Series 1997-1 Class A2
7.125% due 01/15/13	690	677
Renaissance Home Equity Loan Trust
Series 2006-3 Class AF2
5.580% due 11/25/36	324	314
SBI Heloc Trust (Ê)(Þ)
Series 2006-1A Class 1A2A
3.429% due 08/25/36	252	246

	Principal Amount ($) or Shares	Market Value $
SLM Student Loan Trust (Ê)
Series 2006-9 Class A2
3.535% due 04/25/17	252	247
Series 2008-2 Class A1
3.835% due 01/26/15	93	91
Series 2008-7 Class A2
4.035% due 10/25/17	2,600	2,441
USAA Auto Owner Trust
Series 2005-2 Class A4
4.170% due 02/15/11	1,516	1,512
Series 2006-2 Class A4
5.370% due 02/15/12	600	591
Series 2008-1 Class A3
4.160% due 04/16/12	525	503
Series 2008-2 Class A3
4.640% due 10/15/12	385	367
Volkswagen Auto Loan Enhanced Trust
Series 2008-1 Class A3
4.500% due 07/20/12	2,000	1,938
Wells Fargo Financial Owner Trust
Series 2004-4 Class A4
3.440% due 05/17/12	193	188

		81,712

Corporate Bonds and Notes - 25.7%
Abbott Laboratories	160	164
5.600% due 05/15/11
Aetna, Inc.	200	198
7.875% due 03/01/11
AIG SunAmerica Global Financing VI (Þ)
6.300% due 05/10/11	1,500	1,181
Alabama Power Co. Series 07-D
4.850% due 12/15/12	750	704
Allstate Life Global Funding Trusts
5.375% due 04/30/13	200	181
AMB Property, LP (Ñ)
6.300% due 06/01/13	650	631
American Express Bank FSB (Ñ)
Series BKNT
5.500% due 04/16/13	300	246
American Express Centurion Bank (Ñ)
Series BKNT
5.200% due 11/26/10	500	454
American Express Credit Corp. (Ñ)
Series C
7.300% due 08/20/13	2,900	2,560

Russell Short Duration Bond Fund	281

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

American Express Travel Related
Services Co., Inc. (Þ)
5.250% due 11/21/11	4,120	3,531
American International Group, Inc.
4.700% due 10/01/10 (Ñ)	1,950	1,272
4.950% due 03/20/12 (Ñ)	100	38
8.250% due 08/15/18 (Þ)	100	41
Ameriprise Financial, Inc.
5.350% due 11/15/10	500	460
AT&T Corp. (Ñ)
7.300% due 11/15/11	455	458
AT&T, Inc.
4.950% due 01/15/13	500	463
Bank of America Corp.
5.650% due 05/01/18 (Ñ)	1,355	1,165
8.000% due 12/29/49 (ƒ)	3,870	2,898
Bank of New York Mellon Corp. (The)
5.125% due 08/27/13	1,600	1,525
Bear Stearns Cos. LLC (The)
6.400% due 10/02/17	775	689
7.250% due 02/01/18	330	311
Boston Scientific Corp.
6.400% due 06/15/16	390	322
Capmark Financial Group, Inc.
5.875% due 05/10/12	655	164
Charter Communications, Inc. (Þ)
10.875% due 09/15/14	90	73
CIT Group, Inc.
4.250% due 02/01/10	795	562
2.939% due 03/12/10 (Ê)	1,305	904
3.796% due 07/28/11 (Ê)	358	191
3.054% due 02/13/12 (Ê)	830	441
Citigroup, Inc.
2.957% due 05/18/10 (Ê)	1,900	1,764
5.500% due 04/11/13	700	640
4.504% due 05/15/18 (Ê)	3,840	3,046
8.400% due 04/29/49 (ƒ)	1,075	747
Commonwealth Edison Co.
Series 98
6.150% due 03/15/12	250	238
ConocoPhillips
4.400% due 05/15/13	335	311
Constellation Brands, Inc.
Series B
8.125% due 01/15/12	200	180
COX Communications, Inc.
4.625% due 01/15/10	420	403

	Principal Amount ($) or Shares	Market Value $
Delta Air Lines, Inc.
Series 00-1
7.570% due 11/18/10	480	398
Deutsche Bank AG/London
4.875% due 05/20/13	270	252
Discover Financial Services (Ê)
Series WI
3.349% due 06/11/10	650	462
Dominion Resources, Inc.
Series B
6.250% due 06/30/12	350	330
Dr Pepper Snapple Group, Inc. (Þ)
6.120% due 05/01/13	500	469
E*Trade Financial Corp. (Þ)
12.500% due 11/30/17	450	405
EI Du Pont de Nemours & Co.
5.000% due 01/15/13	2,220	2,129
Farmers Insurance Exchange (Å)
6.000% due 08/01/14	50	44
Ford Motor Credit Co. LLC
9.875% due 08/10/11	295	186
Series WI (Ñ)
9.750% due 09/15/10	205	139
Fortune Brands, Inc.
5.125% due 01/15/11	350	324
FPL Group Capital, Inc.
5.625% due 09/01/11	240	235
5.350% due 06/15/13 (Ñ)	375	353
General Electric Capital Corp.
4.875% due 10/21/10	3,150	3,061
4.800% due 05/01/13 (Ñ)	1,365	1,227
General Mills, Inc. (Ñ)
5.650% due 09/10/12	415	383
Genworth Financial, Inc.
5.650% due 06/15/12	510	317
Georgia-Pacific LLC
9.500% due 12/01/11	235	201
GMAC LLC
6.875% due 09/15/11	400	234
6.000% due 12/15/11 (Ñ)	100	56
Goldman Sachs Capital II (ƒ)
5.793% due 12/29/49	750	344
Hertz Vehicle Financing LLC (Þ)
Series 2005-2A Class A2
4.930% due 02/25/10	667	660
HSBC Finance Corp.
4.125% due 11/16/09	3,270	3,140
IBM International Group Capital LLC
5.050% due 10/22/12	335	327

282	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

International Lease Finance Corp.
6.375% due 03/25/13	1,900	1,243
Jackson National Life Fund LLC
3.073% due 08/06/11	2,600	2,537
John Deere Capital Corp.
4.900% due 09/09/13	650	595
JPMorgan Chase & Co.
4.850% due 06/16/11	3,040	2,976
4.750% due 05/01/13 (Ñ)	1,840	1,705
Series 1 (ƒ)
7.900% due 04/29/49	1,210	981
KBC Bank Funding Trust III (ƒ)(Þ)
9.860% due 11/29/49	650	556
KeyBank NA (Ê)
Series BKNT
5.061% due 06/02/10	300	204
Keycorp (Ê)
5.164% due 11/22/10	1,100	981
Kraft Foods, Inc. (Ñ)
4.125% due 11/12/09	190	188
LaBranche & Co., Inc.
11.000% due 05/15/12	225	200
Lehman Brothers Holdings Capital Trust VII (ƒ)(Ø)
5.857% due 11/29/49	270	—
Lehman Brothers Holdings, Inc. (Ø)
1.000% due 03/05/10	950	133
2.951% due 05/25/10	800	94
1.000% due 04/05/11	10	1
Lowe’s Cos., Inc.
5.600% due 09/15/12	1,300	1,287
M&I Marshall & Ilsley Bank (Ê)
0.010% due 06/16/10	445	404
Marsh & McLennan Cos., Inc.
5.150% due 09/15/10	840	825
Martin Marietta Materials, Inc. (Ê)
3.615% due 04/30/10	1,300	1,255
Medco Health Solutions, Inc.
6.125% due 03/15/13	485	497
Merrill Lynch & Co., Inc.
3.735% due 07/25/11 (Ê)	500	423
6.150% due 04/25/13	470	434
MetLife, Inc.
6.400% due 12/15/36	90	45
Metropolitan Life Global Funding I (Þ)
5.125% due 04/10/13	4,295	3,839
Miller Brewing Co. (Å)
5.500% due 08/15/13	445	426

	Principal Amount ($) or Shares		Market Value $
Morgan Stanley (Ê)
4.904% due 05/14/10 (Ñ)		400	368
5.293% due 03/01/13	EUR	1,700	1,452
Motorola, Inc. (Ñ)
5.375% due 11/15/12		300	267
National City Bank Series BKNT
4.250% due 01/29/10		650	616
Nationwide Life Global Funding I (Ê)(Þ)
3.009% due 05/19/10		1,800	1,798
Northern Trust Corp.
5.500% due 08/15/13		2,525	2,497
Nuveen Investments, Inc.
5.000% due 09/15/10		385	131
ONEOK Partners, LP
5.900% due 04/01/12		500	463
Pacific Gas & Electric Co.
4.200% due 03/01/11		480	457
Pacific Life Global Funding (Ñ)(Þ)
5.150% due 04/15/13		900	754
Philip Morris International, Inc.
4.875% due 05/16/13		3,630	3,369
Pricoa Global Funding I (Ê)(Þ)
3.565% due 01/30/12		200	176
3.969% due 09/27/13		200	165
Principal Life Income Funding Trusts (Ñ)
5.300% due 04/24/13		200	183
Protective Life Secured Trusts (Ê)
4.300% due 11/09/10		1,600	1,563
SLM Corp.
3.695% due 07/26/10 (Ê)		100	75
8.450% due 06/15/18		320	217
Series MTNA
4.500% due 07/26/10		1,075	841
Sovereign Bancorp, Inc. (Ê)
3.440% due 03/23/10		200	181
Sprint Capital Corp.
7.625% due 01/30/11		190	158
Sprint Nextel Corp. (Ê)
4.169% due 06/28/10		390	310
Sun Life Financial Global Funding, LP (Ê)(Þ)
4.368% due 07/06/11		1,300	1,259
SunTrust Banks, Inc. (Ñ)
5.250% due 11/05/12		2,950	2,587
Textron Financial Corp. (Ê)
2.941% due 02/25/11		1,350	1,046

Russell Short Duration Bond Fund	283

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Time Warner Cable, Inc.
6.200% due 07/01/13	275	251
Series WI
5.400% due 07/02/12	470	421
Transcontinental Gas Pipe Line Corp.
Series B
7.000% due 08/15/11	600	578
Twin Reefs Pass-Through Trust (Ê)(ƒ)(Þ)
5.294% due 12/10/49	500	50
Union Pacific Corp.
6.500% due 04/15/12	690	670
Union Planters Corp.
7.750% due 03/01/11	1,060	954
United Technologies Corp.
4.375% due 05/01/10	425	420
7.125% due 11/15/10	270	284
Verizon Communications, Inc.
4.350% due 02/15/13	1,955	1,742
Viacom, Inc.
5.750% due 04/30/11	520	465
Wachovia Capital Trust III (ƒ)
5.800% due 03/15/42	895	479
Wachovia Corp.
5.500% due 05/01/13	1,200	1,127
7.980% due 02/28/49 (ƒ)(Ñ)	500	378
Wachovia Mortgage FSB
Series BKNT
4.125% due 12/15/09	130	125
Wal-Mart Stores, Inc.
4.250% due 04/15/13	300	292
Washington Mutual Bank (Ø)
6.875% due 06/15/11	500	3
Washington Mutual, Inc. (Ø)(Ñ)
Zero coupon due 03/22/12	110	68
WellPoint, Inc.
6.375% due 01/15/12	471	474
Wells Fargo & Co.
5.250% due 10/23/12	1,000	957
4.375% due 01/31/13	425	392
5.625% due 12/11/17	545	481
Wells Fargo Capital XIII (ƒ)
Series GMTN
7.700% due 12/29/49	175	143
Willis NA, Inc.
5.125% due 07/15/10	230	218
XTO Energy, Inc.
4.625% due 06/15/13	355	304

		98,870

	Principal Amount ($) or Shares	Market Value $
International Debt - 4.2%
Abu Dhabi National Energy Co. (Þ)
6.600% due 08/01/13	350	292
7.250% due 08/01/18	170	121
ANZ National International, Ltd. (Þ)
6.200% due 07/19/13	200	181
Bank of Scotland PLC (Ê)(Þ)
2.875% due 12/08/10	600	543
Barclays Bank PLC
5.450% due 09/12/12	4,510	4,346
Catalyst Paper Corp.
Series D
8.625% due 06/15/11	210	124
Credit Agricole SA/London (Ê)(Þ)
2.859% due 05/28/10	300	298
Diageo Capital PLC
7.250% due 11/01/09	480	487
EnCana Corp. (Ñ)
4.750% due 10/15/13	425	360
Galaxy Entertainment Finance Co., Ltd. (Þ)
9.875% due 12/15/12	350	133
Gaz Capital SA (Þ)
7.510% due 07/31/13	1,040	753
Glitnir Banki HF (Þ)
6.375% due 09/25/12	5,420	163
ICICI Bank, Ltd. (Ê)(Þ)
5.290% due 01/12/10	1,100	1,070
Invesco, Ltd.
5.625% due 04/17/12	390	379
Koninklijke Philips Electronics NV
4.625% due 03/11/13	755	684
Norske Skogindustrier ASA (Þ)
6.125% due 10/15/15	215	134
7.125% due 10/15/33	100	52
Rio Tinto Finance USA, Ltd.
5.875% due 07/15/13	4,040	3,447
Sappi Papier Holding AG (Þ)
6.750% due 06/15/12	440	313
TransCapitalInvest, Ltd. for OJSC AK Transneft (Þ)
7.700% due 08/07/13	1,100	726
8.700% due 08/07/18	230	136
Transocean, Inc.
5.250% due 03/15/13	335	305
Tyco Electronics Group SA
6.000% due 10/01/12	760	715
XL Capital, Ltd.
5.250% due 09/15/14	165	110

284	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series E (ƒ)
6.500% due 12/31/49	530	148

		16,020

Loan Agreements - 0.1%
Energy Future Holdings Corp., Term Loan B
7.640% due 10/10/14	88	69
First Data Corp., Term Loan B
6.512% due 09/24/14	17	12
Ford Motor Co.
1.000% due 12/15/13	529	289

		370

Mortgage-Backed Securities - 35.6%
American Home Mortgage Investment Trust (Ê)
Series 2004-3 Class 5A
4.290% due 10/25/34	1,332	1,063
Series 2004-4 Class 4A
4.390% due 02/25/45	397	260
Banc of America Commercial Mortgage, Inc.
Series 2003-1 Class SBB (Þ)
5.860% due 03/11/32	113	123
Series 2003-1 Class SBC (Þ)
5.790% due 03/11/32	113	123
Series 2006-4 Class A2
5.522% due 09/10/11	1,200	1,087
Banc of America Funding Corp.
Series 2005-D Class A1 (Ê)
4.135% due 05/25/35	6,374	5,069
Series 2006-2 Class 2A18
5.750% due 03/25/36	2,559	2,326
Series 2006-A Class 1A1 (Ê)
4.625% due 02/20/36	317	301
Banc of America Mortgage Securities, Inc.
Series 2004-2 Class 2A1
5.250% due 03/25/34	712	693
Series 2004-2 Class 5A1
6.500% due 10/25/31	143	140
Series 2004-I Class 2A2 (Ê)
4.682% due 10/25/34	493	421
Series 2004-L Class 1A1 (Ê)
6.234% due 01/25/35	54	49
Series 2004-L Class 2A1 (Ê)
4.369% due 01/25/35	1,368	1,104

	Principal Amount ($) or Shares	Market Value $
Series 2005-8 Class A7
5.500% due 09/25/35	353	353
Series 2005-G Class 2A1 (Ê)
4.921% due 08/25/35	314	272
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-1 Class 5A1
5.425% due 04/25/33	412	384
Series 2003-8 Class 2A1 (Ê)
4.735% due 01/25/34	264	239
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.370% due 05/25/35	812	657
Series 2005-7 Class 22A1
5.504% due 09/25/35	51	39
Bear Stearns Asset Backed Securities Trust
Series 2003-AC3 Class A1
4.000% due 07/25/33	321	278
Bear Stearns Commercial Mortgage Securities
Series 2001-TOP Class A1
5.060% due 11/15/16	132	128
Series 2004-ESA Class H (Þ)
5.426% due 05/14/16	900	910
Series 2004-PWR Class A2
4.254% due 07/11/42	427	413
Series 2007-T26 Class A4
5.471% due 01/12/45	100	75
Bear Stearns Mortgage Funding Trust (Ê)
Series 2007-AR1 Class 2A1
3.329% due 02/25/37	863	768
Bear Stearns Structured Products, Inc.
Series 2007-R6 Class 1A1
4.639% due 01/26/36	250	155
Series 2007-R6 Class 2A1
5.772% due 12/26/46	171	103
Chase Commercial Mortgage Securities Corp.
Series 2000-2 Class B
7.782% due 07/15/32	415	415
Chase Issuance Trust
Series 2007-A15 Class A
4.960% due 09/17/12	3,200	3,040
Chase Mortgage Finance Corp.
Series 2007-A1 Class 8A1
4.237% due 02/25/37	850	737

Russell Short Duration Bond Fund	285

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Commercial Mortgage Acceptance Corp.
Series 1998-C2 Class E
7.291% due 09/15/30	490	488
Commercial Mortgage Asset Trust
Series 1999-C2 Class A2
7.546% due 11/17/32	42	42
Commercial Mortgage Pass Through Certificates
Series 2001-J1A Class A2 (Þ)
6.457% due 02/16/34	88	86
Series 2004-LB2 Class A2
3.600% due 03/10/39	402	400
Series 2006-C7 Class A2
5.690% due 06/10/46	110	103
Series 2006-C8 Class A4
5.306% due 12/10/46	400	300
Countrywide Alternative Loan Trust
Series 2003-6T2 Class A1
6.500% due 06/25/33	1	1
Series 2003-J2 Class A1
6.000% due 10/25/33	273	251
Series 2004-12C Class 1A1
5.000% due 07/25/19	1,829	1,660
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-22 Class A3
4.797% due 11/25/34	246	190
Series 2004-HYB Class 1A1
4.731% due 02/20/35	456	355
Series 2005-HYB Class 5A1 (Ê)
5.250% due 02/20/36	842	507
Credit Suisse Mortgage Capital Certificates
Series 2006-C2 Class A3
5.658% due 03/15/39	100	79
Crown Castle Towers LLC (Þ)
Series 2005-1A Class AFX
4.643% due 06/15/35	115	110
Series 2006-1A Class AFX
5.245% due 11/15/36	130	125
Deutsche ALT-A Securities, Inc. Alternate Loan Trust (Ê)
Series 2007-AR1 Class A3B
3.329% due 01/25/47	371	344
DLJ Commercial Mortgage Corp.
Series 1999-CG1 Class A1B
6.460% due 03/10/32	10	10

	Principal Amount ($) or Shares	Market Value $
Series 1999-CG3 Class A3
7.730% due 10/10/32	900	900
Fannie Mae
6.000% due 2010	23	23
6.500% due 2010	38	39
6.000% due 2011	58	59
6.500% due 2011	23	23
5.000% due 2013	401	407
5.500% due 2013	368	370
6.000% due 2013	188	190
6.000% due 2014	979	991
5.500% due 2016	744	746
5.000% due 2017	62	62
5.500% due 2017	1,183	1,187
6.000% due 2017	124	125
7.000% due 2017	120	127
5.000% due 2018	2,095	2,067
5.000% due 2019	362	356
5.000% due 2020	229	225
5.000% due 2021	760	745
5.000% due 2023	497	486
6.000% due 2033	21	21
6.052% due 2033 (Ê)	74	75
4.648% due 2035 (Ê)	374	376
4.666% due 2035 (Ê)	3,190	3,225
4.762% due 2035 (Ê)	470	472
4.910% due 2035 (Ê)	22,193	22,250
6.000% due 2036	695	695
6.000% due 2037	499	499
4.105% due 2041 (Ê)	567	561
4.055% due 2042 (Ê)	256	254
30 Year TBA (Ï)
5.000%	6,000	5,682
5.500%	1,020	996
6.000%	9,475	9,469
6.500%	2,760	2,797
Fannie Mae Grantor Trust
Series 2001-T3 Class A1
7.500% due 11/25/40	447	471
Series 2001-T4 Class A1
7.500% due 07/25/41	70	72
Series 2001-T10 Class A1
7.000% due 12/25/41	105	110
Series 2001-T10 Class A2
7.500% due 12/25/41	58	60
Series 2002-T19 Class A1
6.500% due 07/25/42	825	865

286	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Fannie Mae REMICS
Series 2001-50 Class BA
7.000% due 10/25/41	128	130
Series 2003-16 Class BH
5.000% due 03/25/17	1,415	1,429
Series 2003-24 Class PU
3.500% due 11/25/15	116	115
Series 2003-63 Class GU
4.000% due 07/25/33	295	294
Series 2003-75 Class NB
3.250% due 08/25/18	321	315
Series 2007-73 Class A1 (Ê)
3.319% due 07/25/37	407	372
Fannie Mae Whole Loan
Series 2002-W3 Class A4
6.500% due 09/25/28	582	597
Series 2003-W2 Class 1A1
6.500% due 07/25/42	311	326
Series 2004-W11 Class 1A3
7.000% due 05/25/44	339	357
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2002-50 Class A6
3.614% due 09/27/12	93	90
Series 2002-51 Class 1A
6.500% due 09/25/43	258	270
Series 2003-54 Class 2A
6.500% due 02/25/43	217	215
Series 2004-59 Class 1A2
7.000% due 10/25/43	878	928
Series 2005-63 Class 1A1 (Ê)
4.278% due 02/25/45	567	515
First Horizon Alternative Mortgage Securities (Ê)
Series 2005-AA7 Class 2A1
5.400% due 09/25/35	313	209
First Union - Chase Commercial Mortgage
Series 1999-C2 Class A2
6.645% due 06/15/31	385	383
Freddie Mac
3.500% due 2010	141	140
4.000% due 2010	340	340
6.000% due 2010	6	6
8.000% due 2010	—	—
6.000% due 2011	150	151
6.000% due 2013	60	61
5.500% due 2014	227	227
6.000% due 2014	69	70

	Principal Amount ($) or Shares	Market Value $
6.000% due 2016	303	305
5.000% due 2018	389	383
6.000% due 2018	271	273
5.500% due 2029	624	612
6.000% due 2029	72	73
6.000% due 2031	197	198
6.000% due 2033	1,021	1,026
4.916% due 2035 (Ê)	49	50
Freddie Mac REMICS
Series 2003-255 Class PB
5.500% due 08/15/30	4	4
Series 2003-258 Class NS
3.250% due 09/15/15	565	559
Series 2003-261 Class JA
3.760% due 03/15/29	913	880
Series 2003-265 Class WT
4.500% due 08/15/18	715	658
Series 2004-285 Class BA
4.500% due 02/15/20	843	840
Series 2006-314 Class LF (Ê)
4.888% due 05/15/36	522	502
Series 2007-333 Class AF (Ê)
4.738% due 10/15/20	2,364	2,309
Series 2007-333 Class BF (Ê)
4.738% due 07/15/19	376	368
Series 2007-333 Class FT (Ê)
4.738% due 08/15/19	1,799	1,757
Series 2007-334 Class FA (Ê)
4.818% due 02/15/19	1,582	1,537
Series 2008-341 Class JB
4.500% due 02/15/23	360	322
GE Capital Commercial Mortgage Corp.
Series 2001-1 Class A2
6.531% due 05/15/33	420	408
Series 2002-1A Class A3
6.269% due 12/10/35	420	398
Series 2001-3 Class A1
5.560% due 06/10/38	480	467
GE Capital Commercial Mortgage Corp.
Series 2004-C3 Class A1
3.752% due 07/10/39	338	335
Series 2005-C1 Class A1
4.012% due 06/10/48	323	318
Ginnie Mae I
6.500% due 01/01/36	1,031	1,043

Russell Short Duration Bond Fund	287

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

30 Year TBA (Ï) 6.000%	3,000	3,000
Ginnie Mae II (Ê)
5.625% due 01/01/27	56	56
5.000% due 01/01/32	82	82
Global Signal Trust (Þ)
Series 2004-2A Class A
4.232% due 12/15/14	350	342
GMAC Commercial Mortgage Securities, Inc.
Series 1999-C1 Class A2
6.175% due 05/15/33	19	19
Series 2000-C2 Class B
7.594% due 06/16/10	450	449
GMAC Mortgage Corp. Loan Trust (Ê)
Series 2005-AR2 Class 4A
5.178% due 05/25/35	101	79
Goldman Sachs Mortgage Securities Corp. II
Series 2007-GG1 Class A4
5.799% due 08/10/45	400	301
Government National Mortgage Association
Series 2006-67 Class A
3.947% due 11/16/30	879	870
Series 2007-4 Class A
4.206% due 06/15/29	960	954
Greenpoint Mortgage Funding Trust (Ê)
Series 2006-AR8 Class 1A1A
3.339% due 01/25/47	606	573
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9 Class A4
5.444% due 03/10/39	100	75
GS Mortgage Securities Corp. II
Series 2007-GG1 Class A1
5.690% due 08/10/45	1,207	1,099
GSMPS Mortgage Loan Trust (Þ)
Series 2005-RP1 Class 1A3
8.000% due 01/25/35	162	164
Series 2005-RP1 Class 1A4
8.500% due 01/25/35	95	98
Series 2006-RP1 Class 1A2
7.500% due 01/25/36	112	110
GSR Mortgage Loan Trust
Series 2004-7 Class 1A1
4.513% due 06/25/34	430	369

	Principal Amount ($) or Shares	Market Value $
Series 2005-AR6 Class 2A1 (Ê)
4.539% due 09/25/35	658	521
Harborview Mortgage Loan Trust
Series 2005-4 Class 3A1
5.145% due 07/19/35	220	164
Series 2006-12 Class 2A11 (Ê)
4.368% due 01/19/38	656	603
Host Marriott Trust (Þ)
Series 1999-HMT Class E
8.070% due 08/03/15	650	665
Indymac Index Mortgage Loan Trust (Ê)
Series 2006-AR1 Class 1A1A
3.349% due 11/25/46	372	349
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2002-C2 Class A1
4.326% due 12/12/34	459	433
Series 2005-LDP Class A1
4.655% due 08/15/42	784	761
Series 2007-LD1 Class A4
5.882% due 02/15/51	100	75
JP Morgan Mortgage Trust
Series 2005-A1 Class 4A1 (Ê)
4.776% due 02/25/35	696	592
Series 2005-A1 Class 6T1 (Ê)
5.021% due 02/25/35	62	51
Series 2005-A4 Class 1A1
5.397% due 07/25/35	385	318
Series 2005-A8 Class 1A1
5.402% due 11/25/35	722	603
Series 2006-A6 Class 1A2
6.043% due 10/25/36	139	118
LB-UBS Commercial Mortgage Trust
Series 2000-C4 Class B
7.480% due 07/15/32	200	200
Mastr Adjustable Rate Mortgages Trust (Ê)
Series 2004-13 Class 3A4
3.788% due 11/21/34	133	131
Mellon Residential Funding Corp. (Ê)
Series 2000-TBC Class A1
2.968% due 06/15/30	763	718
Merrill Lynch Mortgage Investors, Inc. (Ê)
Series 2005-A10 Class A
3.469% due 02/25/36	62	48

288	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Merrill Lynch Mortgage Trust
Series 2006-C1 Class A1
5.528% due 05/12/39	920	885
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-6 Class A4
5.485% due 03/12/51	200	148
MLCC Mortgage Investors, Inc. (Ê)
Series 2005-3 Class 5A
3.509% due 11/25/35	111	96
Morgan Stanley Capital I
Series 1999-LIF Class A2
7.110% due 04/15/33	374	373
Series 2005-HQ6 Class A1
4.646% due 08/13/42	1,033	994
PNC Mortgage Acceptance Corp.
Series 1999-CM1 Class A1B
7.330% due 12/10/32	308	307
Popular ABS Mortgage Pass-Through Trust
Series 2005-5 Class AF2
4.973% due 11/25/35	141	139
Prime Mortgage Trust (Ê)
Series 2004-CL1 Class 1A2
3.659% due 02/25/34	140	127
Series 2004-CL1 Class 2A2
3.659% due 02/25/19	26	25
Residential Funding Mortgage Securities I
Series 2006-SA3 Class 3A1
6.035% due 09/25/36	590	454
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-UP2 Class A1
4.000% due 12/25/18	516	492
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2002-AR3 Class A1
4.608% due 09/19/32	27	24
Structured Asset Securities Corp. (Ê)
Series 2001-21A Class 1A1
5.233% due 01/25/32	17	17
Thornburg Mortgage Securities Trust (Ê)
Series 2006-6 Class A1
3.369% due 11/25/46	501	454
Wachovia Auto Owner Trust
Series 2005-B Class A4
4.840% due 04/20/11	464	460

	Principal Amount ($) or Shares	Market Value $
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31 Class A4
5.509% due 04/15/47	100	73
Washington Mutual Mortgage Pass Through Certificates
Series 2002-AR6 Class A (Ê)
4.255% due 06/25/42	100	82
Series 2002-AR9 Class 1A (Ê)
4.255% due 08/25/42	256	226
Series 2003-AR7 Class A7 (Ê)
3.854% due 08/25/33	303	279
Series 2004-AR1 Class A2A (Ê)
4.183% due 11/25/34	702	454
Series 2005-AR1 Class A1A1 (Ê)
3.549% due 10/25/45	172	97
Series 2006-AR1 Class 1A4
5.647% due 11/25/36	149	110
Series 2006-AR1 Class 2A (Ê)
4.198% due 09/25/46	559	363
Wells Fargo Mortgage Backed Securities Trust
Series 2004-CC Class A1 (Ê)
4.950% due 01/25/35	645	544
Series 2004-E Class A2 (Ê)
4.500% due 05/25/34	912	744
Series 2004-EE Class 3A1 (Ê)
4.261% due 12/25/34	234	204
Series 2004-I Class 1A1
6.317% due 07/25/34	406	369
Series 2005-9 Class 1A1
4.750% due 10/25/35	1,872	1,706
Series 2005-AR2 Class 2A1 (Ê)
4.549% due 03/25/35	180	146
Series 2005-AR2 Class 2A2 (Ê)
4.549% due 03/25/35	653	527
Series 2005-AR4 Class 2A2
4.537% due 04/25/35	203	162
Series 2005-AR8 Class 2A1
4.604% due 06/25/35	168	145
Series 2006-AR1 Class 5A1 (Ê)
5.594% due 07/25/36	444	329
Series 2006-AR2 Class 2A1
4.950% due 03/25/36	944	733
Series 2006-AR4 Class 1A1 (Ê)
5.855% due 04/25/36	152	115
Series 2006-AR4 Class 2A1 (Ê)
5.774% due 04/25/36	735	590

Russell Short Duration Bond Fund	289

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Series 2006-AR5 Class 2A1 (Ê)
5.539% due 04/25/36		949	714
Series 2006-AR6 Class 7A1 (Ê)
5.113% due 03/25/36		85	70

			136,786

Municipal Bonds - 0.9%
Massachusetts Educational Financing Authority (Ê)
Series 2008-1 Class A1
2.864% due 10/25/38		1,842	1,842
South Carolina Student Loan Corp. (Ê)
Series 2008-1 Class A1
3.311% due 09/02/14		192	188
Series 2008-1 Class A4
3.811% due 09/03/24		400	329
South Carolina Student Loan Corp. Revenue Bonds (Ê)
Series 2008-1 Class A2
3.361% due 12/01/15		600	547
Series 2008-1 Class A3
3.561% due 12/01/18		700	598

			3,504

Non-US Bonds - 1.1%
Bundesrepublik Deutschland
Series 08
4.250% due 07/04/18	EUR	315	412
German Treasury Bills
5.000% due 01/04/12	EUR	140	189
Quebecor World Capital Corp. (Ø)
6.125% due 11/15/13	CAD	70	6
United Kingdom Gilt
5.000% due 09/07/14	GBP	150	253
United Kingdom Treasury Bills
5.000% due 03/07/12	GBP	775	1,301
United Kingdom Treasury Gilt Bonds
5.000% due 03/07/18	GBP	1,330	2,217

			4,378

United States Government Agencies - 1.3%
Fannie Mae
2.500% due 04/09/10 (§)		500	495
2.875% due 10/12/10		3,020	3,006
6.250% due 02/01/11		900	933
Federal Home Loan Bank Discount
Notes
Series HK10
Zero Coupon due 04/27/10		313	310

	Principal Amount ($) or Shares	Market Value $
Freddie Mac
4.875% due 06/13/18	200	196

		4,940

United States Government Treasuries - 0.7%
United States Treasury Inflation Indexed Bonds
2.375% due 04/15/11 (§)	144	137
3.000% due 07/15/12	268	261
1.375% due 07/15/18	1,167	998
United States Treasury Notes
3.875% due 05/15/18	425	424
4.000% due 08/15/18	920	921

		2,741

Total Long-Term Investments
(cost $387,376)		349,321

Preferred Stocks - 0.8%
Financial Services - 0.8%
Bank of America Corp.	1,000	700
DG Funding Trust (Å)	219	2,223
Federal Home Loan Mortgage Corp.	19,825	32
Federal National Mortgage Association (Ñ)	9,975	21
Federal National Mortgage Association	10,850	22

Total Preferred Stocks
(cost $4,315)		2,998

	Notional Amount $
Options Purchased - 0.4%
(Number of Contracts)
Swaptions
(Fund Pays/Fund Receives)
USD Three Month LIBOR/USD 3.150%
Dec 2008 0.00 (1)	17,000	160
USD Three Month LIBOR/USD 3.000%
Feb 2009 0.00 (1)	66,200	569
USD Three Month LIBOR/USD 3.150%
Feb 2009 0.00 (1)	11,400	118
USD Three Month LIBOR/USD 3.500%
Feb 2009 0.00 (1)	9,400	143

290	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Notional Amount $	Market Value $

USD Three Month LIBOR/USD 3.450%
Aug 2009 0.00 (5)	31,900	361

Total Options Purchased
(cost $1,358)		1,351

	Principal Amount ($) or Shares
Short-Term Investments - 13.3%
ALLTEL Holding Corp., Term Loan B 5.500% due 12/31/08	124	118
American General Finance Corp. Series MTNI 4.625% due 05/15/09	530	336
Ameritech Capital Funding Corp. 6.250% due 05/18/09	2,000	2,022
Anadarko Petroleum Corp. (Ê) 3.219% due 09/15/09	300	283
Associates Corp. of NA 8.550% due 07/15/09	750	743
AT&T, Inc. 4.125% due 09/15/09	110	109
Capital Auto Receivables Asset Trust Series 2006-1 Class A3 5.030% due 10/15/09	68	68
Capital One Bank USA NA 5.000% due 06/15/09	530	492
CIT Group, Inc. (Ê) 3.615% due 01/30/09	1,820	1,668
Citigroup Funding, Inc. (Ê)(Ñ) 3.476% due 06/26/09	200	194
Comcast Cable Communications LLC 6.875% due 06/15/09	1,040	1,032
Countrywide Home Loans, Inc. 4.125% due 09/15/09 Series MTNH (Ñ) 6.250% due 04/15/09	390 1,900	374 1,862
Credit Agricole SA/London (Ê)(Þ) 2.809% due 05/28/09	300	299
Energy Future Holdings Corp., Term Loan B 7.262% due 12/31/08	3	2
Energy Future Holdings, Corp., Term Loan B
6.303% due 11/10/08	247	193
Enterprise Products Operating, LP
Series B
4.625% due 10/15/09	350	335

	Principal Amount ($) or Shares	Market Value $
Fannie Mae
6.000% due 12/01/08	1	1
5.500% due 02/01/09	260	260
5.500% due 03/01/09	10	10
5.500% due 04/01/09	20	20
5.500% due 05/01/09	9	9
5.500% due 07/01/09	3	3
First Data Corp., Term Loan B
6.025% due 11/24/08	248	182
5.948% due 12/24/08	8	6
Ford Motor Credit Co. LLC
7.375% due 10/28/09	200	166
Freddie Mac
6.000% due 02/01/09	1	1
6.500% due 02/01/09	15	15
5.500% due 04/01/09	11	11
6.000% due 06/01/09	3	3
Idearc, Inc., Term Loan B
5.120% due 11/28/08	10	4
5.770% due 12/31/08	233	97
John Deere Capital Corp. (Ê)
4.925% due 10/16/09	1,450	1,454
Lubrizol Corp.
4.625% due 10/01/09	560	539
Marshall & Ilsley Corp.
5.626% due 08/17/09	4,850	4,445
Merrill Lynch & Co., Inc. (Ê)
4.610% due 05/20/09	2,300	2,231
National City Bank (Ê)
Series BKN1
2.944% due 09/09/09	250	236
Newsday Corp.
9.750% due 01/12/09	225	187
OSI Restaurant Partners, LLC
5.069% due 12/15/08	7	4
5.250% due 12/31/08	142	72
Quebecor World Capital Corp. (Ø)
4.875% due 11/15/08	205	18
Russell Investment Company Russell Money Market Fund	25,341,334	25,341
Saks, Inc. (Ñ)
8.250% due 11/15/08	175	175
Simon Property Group, LP
7.125% due 02/09/09	310	308
United States Treasury Bills (ç)(ž)(§)
1.281% due 12/04/08	750	749
0.487% due 12/11/08	1,000	999
0.629% due 12/11/08	500	500

Russell Short Duration Bond Fund	291

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

1.736% due 12/11/08	250	250
0.955% due 12/26/08	500	499
1.470% due 12/26/08	250	249
1.470% due 12/26/08	150	150
Wachovia Corp.
5.625% due 12/15/08	1,510	1,499
6.375% due 01/15/09	210	208

Total Short-Term Investments
(cost $52,506)		51,031

Repurchase Agreement - 0.5%
Agreement with JPMorgan Chase Securities and JPMorgan Chase Bank (Tri-Party) of $2,100 dated October 31, 2008 at 0.150% to be repurchased at $2,100 on November 3, 2008, collateralized by: $1,991 par United States Treasury Notes, valued at $1,991.	2,100	2,100

Total Repurchase Agreements
(cost $2,100)		2,100

Other Securities - 3.2%
Russell Investment Company Russell Money Market Fund (×)	5,870,231	5,870
State Street Securities Lending Quality Trust (×)	6,528,338	6,528

Total Other Securities
(cost $12,398)		12,398

Total Investments - 109.0%
(identified cost $460,053)		419,199

Other Assets and Liabilities, Net - (9.0%)		(34,560)

Net Assets - 100.0%		384,639

See accompanying notes which are an integral part of the financial statements.

292	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Euribor Futures (Germany)	10	EUR	2,408	12/08	49
Euribor Futures (Germany)	7	EUR	1,695	03/09	47
Euribor Futures (Germany)	4	EUR	971	06/09	29
Euro-Bobl Futures (Germany)	49	EUR	5,499	12/08	183
Eurodollar Futures (CME)	427	USD	104,353	12/08	1,250
Eurodollar Futures (CME)	215	USD	52,557	03/09	532
Eurodollar Futures (CME)	78	USD	19,029	06/09	156
Eurodollar Futures (CME)	47	USD	11,443	09/09	112
Eurodollar Futures (CME)	33	USD	8,016	12/09	54
Eurodollar Futures (CME)	32	USD	7,765	03/10	60
Eurodollar Futures (CME)	9	USD	2,179	06/10	4
Eurodollar Futures (CME)	9	USD	2,172	09/10	5
Three Month Short Sterling Interest Rate Futures (UK)	2	GBP	239	12/08	2
Three Month Short Sterling Interest Rate Futures (UK)	4	GBP	484	03/09	22
Three Month Short Sterling Interest Rate Futures (UK)	2	GBP	242	06/09	12

Short Positions
United States Treasury 2 Year Notes	201	USD	43,180	12/08	(195)
United States Treasury 5 Year Notes	54	USD	6,116	12/08	(77)
United States Treasury 10 Year Notes	33	USD	3,732	12/08	59

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					2,304

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	293

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except contracts)

Options Written (Number of Contracts)	Notional Amount	Market Value $

Swaptions
(Fund Pays/Fund Receives)
USD 4.300%/USD Three Month LIBOR
Dec 2008 0.00 Call (1)	5,800	(98)
USD 3.950%/USD Three Month LIBOR
Feb 2009 0.00 Call (1)	28,800	(480)
USD 4.250%/USD Three Month LIBOR
Feb 2009 0.00 Call (1)	3,800	(77)
USD 4.300%/USD Three Month LIBOR
Feb 2009 0.00 Call (1)	1,700	(44)
USD 4.600%/USD Three Month LIBOR
Feb 2009 0.00 Call (1)	1,800	(58)
USD 4.150%/USD Three Month LIBOR
Aug 2009 0.00 Call (1)	1,100	(24)
USD 4.400%/USD Three Month LIBOR
Aug 2009 0.00 Call (5)	9,800	(270)

United States Treasury Notes 10 Year Futures
Nov 2008 113.00 Put (2)	2	(2)
Nov 2008 119.00 Call (2)	2	—

Total Liability for Options Written (premiums received $1,499)		(1,053)

See accompanying notes which are an integral part of the financial statements.

294	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	59	BRL	137	11/04/08	4
USD	62	BRL	137	12/02/08	1
USD	1,032	CNY	6,932	11/13/08	(20)
USD	110	EUR	86	11/05/08	—
USD	72	EUR	50	12/15/08	(8)
USD	124	EUR	90	12/15/08	(10)
USD	227	EUR	160	12/15/08	(24)
USD	150	GBP	92	11/03/08	(2)
USD	40	GBP	23	11/05/08	(3)
USD	313	GBP	180	12/15/08	(24)
USD	64	INR	2,760	11/12/08	(9)
USD	85	INR	3,644	11/12/08	(12)
USD	102	INR	5,258	01/16/09	3
USD	23	JPY	2,278	11/05/08	—
USD	34	JPY	3,252	11/05/08	—
USD	50	JPY	4,870	11/05/08	(1)
USD	568	JPY	60,000	11/05/08	41
USD	93	JPY	9,122	12/03/08	—
USD	517	JPY	55,127	12/15/08	44
USD	80	SGD	114	11/19/08	(3)
USD	105	SGD	149	11/19/08	(4)
USD	290	SGD	414	11/19/08	(10)
USD	290	SGD	414	11/19/08	(11)
USD	320	SGD	457	11/19/08	(12)
USD	201	SGD	303	11/21/08	3
BRL	137	USD	62	11/04/08	(1)
EUR	250	GBP	201	12/15/08	35
EUR	250	GBP	201	12/15/08	(30)
EUR	86	USD	115	11/05/08	5
EUR	87	USD	111	12/04/08	—
EUR	2,494	USD	3,134	12/04/08	(40)
EUR	130	USD	187	12/15/08	22
EUR	220	USD	282	12/15/08	2
EUR	281	USD	361	12/15/08	3
EUR	315	USD	443	12/15/08	43
GBP	92	USD	167	11/03/08	19
GBP	92	USD	150	12/09/08	2
GBP	45	USD	76	12/15/08	4
GBP	175	USD	322	12/15/08	41
GBP	225	USD	405	12/15/08	44
GBP	485	USD	792	12/15/08	13
GBP	521	USD	849	12/15/08	12
GBP	1,337	USD	2,359	12/15/08	211
INR	344	USD	8	11/12/08	1

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

INR	802	USD	18	11/12/08	1
INR	5,258	USD	104	11/12/08	(2)
JPY	9,121	USD	93	11/05/08	—
JPY	61,278	USD	608	11/05/08	(14)
JPY	10,920	USD	104	12/15/08	(7)
JPY	17,237	USD	175	12/15/08	—
JPY	19,060	USD	179	12/15/08	(15)
JPY	22,892	USD	215	12/15/08	(18)
SGD	76	USD	51	11/21/08	—
SGD	76	USD	51	11/21/08	—
SGD	76	USD	51	11/21/08	—
SGD	76	USD	51	11/21/08	—
SGD	303	USD	202	01/16/09	(3)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					271

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	295

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	USD	2,400	Three Month LIBOR	5.000%	12/17/28	(162)
Bank of America	USD	300	Three Month LIBOR	5.000%	12/17/38	(26)
Barclays Bank PLC	BRL	6,900	13.845%	Brazil Interbank Deposit Rate	01/02/12	(158)
Barclays Bank PLC	USD	400	4.000%	Three Month LIBOR	12/17/10	10
Barclays Bank PLC	USD	100	Six Month LIBOR	5.000%	12/17/38	(9)
BNP Paribas	EUR	1,200	Consumer Price Index (France)	2.090%	10/15/10	42
Citibank	USD	100	Six Month LIBOR	5.000%	12/17/38	(9)
Deutsche Bank	GBP	600	6.000%	Six Month LIBOR	12/20/08	(1)
Deutsche Bank	USD	900	4.000%	Three Month LIBOR	12/17/10	22
Goldman Sachs	USD	200	Three Month LIBOR	5.000%	12/17/18	(8)
JP Morgan	EUR	200	1.948%	Consumer Price Index (France)	03/15/12	3
Merrill Lynch	BRL	700	12.948%	Brazil Interbank Deposit Rate	01/04/10	(3)
Merrill Lynch	BRL	100	11.980%	Brazil Interbank Deposit Rate	01/02/12	(4)
Merrill Lynch	BRL	100	14.765%	Brazil Interbank Deposit Rate	01/02/12	(2)
Merrill Lynch	USD	400	4.000%	Three Month LIBOR	12/17/10	10
Merrill Lynch	USD	100	Three Month LIBOR	5.000%	12/17/18	(4)
Merrill Lynch	USD	100	Three Month LIBOR	5.000%	12/17/23	(41)
Morgan Stanley	BRL	400	12.670%	Brazil Interbank Deposit Rate	01/04/10	(4)
Morgan Stanley	USD	1,500	4.000%	Three Month LIBOR	06/17/10	18
Royal Bank of Scotland	GBP	200	5.100%	Six Month LIBOR	09/15/13	6
Royal Bank of Scotland	USD	3,300	0.763%	Five Year Mid Market Swap Spread	02/05/09	(28)
Royal Bank of Scotland	USD	2,000	4.000%	Three Month LIBOR	06/17/10	24
Royal Bank of Scotland	USD	200	Three Month LIBOR	5.000%	12/17/18	(37)
UBS	AUD	1,600	7.500%	Six Month LIBOR	03/15/11	45
UBS	BRL	400	12.410%	Brazil Interbank Deposit Rate	01/04/10	(4)
UBS	BRL	1,000	10.575%	Brazil Interbank Deposit Rate	01/02/12	(59)
UBS	BRL	800	12.540%	Brazil Interbank Deposit Rate	01/02/12	(27)

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($25)						(406)

See accompanying notes which are an integral part of the financial statements.

296	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

American International Group	Goldman Sachs	USD	300	1.380%	06/20/13	(147)
American International Group	Royal Bank of Scotland	USD	200	(1.360)%	06/20/13	(98)
Brazilian Government International Bond	Barclays Bank PLC	USD	900	0.290%	06/20/09	(11)
Countrywide Home Loans	BNP Paribas	USD	200	4.400%	03/20/13	28
Dow Jones CDX High Volatility Index	Citibank	USD	500	2.144%	06/20/12	(61)
Dow Jones CDX High Volatility Index	Deutsche Bank	USD	778	0.708%	12/20/12	4
Dow Jones CDX High Volatility Index	Deutsche Bank	USD	197	(1.550)%	06/20/13	54
Dow Jones CDX High Volatility Index	JP Morgan	USD	97	0.553%	12/20/17	(1)
Dow Jones CDX High Volatility Index	Merrill Lynch	USD	101	(1.550)%	06/20/13	(3)
Dow Jones CDX High Volatility Index	Merrill Lynch	USD	200	(1.500)%	12/20/13	(4)
Dow Jones CDX High Volatility Index	Merrill Lynch	USD	2,000	(5.000)%	06/20/13	284
Dow Jones CDX High Volatility Index	Pershing LLC 1st. Republic P.B. CNS	USD	98	(1.550)%	06/20/13	1
Dow Jones CDX High Volatility Index	Pershing LLC 1st. Republic P.B. CNS	USD	97	0.555%	12/20/17	(1)
Dow Jones CDX High Volatility Index	Pershing LLC 1st. Republic P.B. CNS	USD	97	0.548%	12/20/17	(1)
Ford Motor Credit Co.	Barclays Bank PLC	USD	2,000	6.150%	09/20/12	(686)
Gaz Capital for Gazprom	Morgan Stanley	USD	1,400	0.860%	11/20/11	(364)
GECC SP BPS	BNP Paribas	USD	100	1.250%	03/20/13	(14)
GECC SP BPS	BNP Paribas	USD	1,200	1.300%	03/20/13	(166)
GECC SP BRC	Barclays Bank PLC	USD	700	1.670%	03/20/13	(88)
General Motors Acceptance Corp.	Merrill Lynch	USD	1,000	1.850%	09/20/09	(265)
General Motors Corp.	UBS	USD	300	8.150%	03/20/13	(164)
Goldman Sachs Group, Inc.	Bear Stearns	USD	500	0.820%	09/20/12	(37)
Indonesia Government International Bond	JP Morgan	USD	1,000	0.400%	12/20/08	(6)
Indonesia Government International Bond	Royal Bank of Scotland	USD	1,000	0.438%	06/20/09	(40)
Panama Government International Bond	Deutsche Bank	USD	300	0.250%	12/20/08	(1)
Russia Government International Bond	Chase Securities Inc.	USD	1,000	0.275%	06/20/09	(40)
Russia Government International Bond	Morgan Stanley	USD	1,000	0.305%	12/20/08	(10)
SLM Corp.	BNP Paribas	USD	100	5.050%	03/20/13	(18)
SLM Corp.	Citibank	USD	500	5.600%	09/20/09	(47)
Ukraine Government International Bond	HSBC	USD	1,000	0.490%	06/20/09	(144)

Total Market Value of Open Credit Default Swap Contracts Premiums Paid (Received) - $137						(2,046)

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	297

Russell Investment Company

Russell Short Duration Bond Fund

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets

Asset-Backed Securities	21.2
Corporate Bonds and Notes	25.7
International Debt	4.2
Loan Agreements	0.1
Mortgage-Backed Securities	35.6
Municipal Bonds	0.9
Non US-Bonds	1.1
United States Government Agencies	1.3
United States Government Treasuries	0.7
Preferred Stocks	0.8
Options Purchased	0.4
Short-Term Investments	13.3
Repurchase Agreement	0.5
Other Securities	3.2

Total Investments	109.0
Other Assets and Liabilities, Net	(9.0)

100.0

Futures Contracts	0.6
Options Written	(0.3)
Foreign Currency Exchange Contracts	0.1
Interest Rate Swap Contracts	(0.1)
Credit Default Swap Contracts	(0.5)

See accompanying notes which are an integral part of the financial statements.

298	Russell Short Duration Bond Fund

(This page intentionally left blank)

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell Tax Exempt Bond Fund - Class C ‡
	Total Return
1 Year	(1.25)%
5 Years	1.11	%§
10 Years	2.38	%§

Russell Tax Exempt Bond Fund - Class E ‡‡
	Total Return
1 Year	(0.46)%
5 Years	1.88	%§
10 Years	3.11	%§

Russell Tax Exempt Bond Fund - Class S
	Total Return
1 Year	(0.23)%
5 Years	2.14	%§
10 Years	3.35	%§

Barclays Capital Municipal 1-10 Yr Blend (1-12) Index **
	Total Return
1 Year	2.40%
5 Years	3.06	%§
10 Years	4.16	%§

300	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell Tax Exempt Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has two money managers.

What is the Fund’s investment objective?

The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell Tax Exempt Bond Fund Class C, Class E and Class S Shares lost 1.25%, 0.46% and 0.23%, respectively. This compared to the Barclays Capital Municipal 1-10 Yr Blend (1-12) Index, which gained 2.40%, during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2008, the Lipper® Intermediate Municipal Debt Funds Average lost 2.06%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The municipal bond market was not immune to investors’ departure from investments with more risk to the relative safety of U.S. Treasuries or the ripple effects stemming from the developments in the credit market. As a result, the market price of lower quality municipal bonds suffered. In addition, municipal yields changed across the maturity spectrum with short yields declining and intermediate to longer-term yields increasing. The result was a challenging market environment for the Fund in terms of sector allocation, security selection and interest rate management.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Delaware Management Company is a manager that takes more interest rate and quality risk than the other fund manager, Standish Mellon Asset Management Company LLC. As a result of the change in yields and investors’ departure to the relative safety of U.S. Treasuries, Delaware generated weaker performance over the year due mainly to its interest rate and maturity exposure. Standish Mellon also generated below benchmark returns due mainly to its sector overweight to, and specific security selection in, the revenue sector.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the fiscal year.

Money Managers as of October 31, 2008	Styles
Delaware Management Company, a series of Delaware Management Business Trust	Fully Discretionary
Standish Mellon Asset Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1998.

**	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Municipal 1-10 Year Index has been renamed the Barclays Capital Municipal 1-10 Yr Blend (1-12) Index.

Lehman Brothers Municipal 1-10 Year Index was an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-10 years.

‡	The Fund first issued Class C Shares on March 29, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares from November 1, 1998 to March 28, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class S Shares from November 1, 1998 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Tax Exempt Bond Fund	301

Russell Investment Company

Russell Tax Exempt Bond Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$974.60	$1,017.34
Expenses Paid During Period*	$7.69	$7.86

*	Expenses are equal to the Fund’s annualized expense ratio of 1.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$978.80	$1,021.06
Expenses Paid During Period*	$4.03	$4.12

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$980.10	$1,022.37
Expenses Paid During Period*	$2.74	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

302	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Municipal Bonds - 97.0%

Alabama - 0.5%
Courtland Industrial Development Board Revenue Bonds	250	5.000	11/01/13	220
Mobile County Board of School Commissioners General Obligation Unlimited (µ)(æ)	375	5.000	03/01/12	395
Mobile Industrial Development Board Revenue Bonds (Ê)	1,400	4.875	06/01/34	1,375

				1,990

Alaska - 0.3%
City of Anchorage Alaska General Obligation Unlimited (µ)(æ)	500	5.750	12/01/16	533
Northern TOB Securitization Corp. Revenue Bonds	850	4.625	06/01/23	703

				1,236

Arizona - 2.8%
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/18	1,913
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/22	1,807
Arizona State Transportation Board Revenue Bonds	500	5.250	07/01/12	525
Arizona State Transportation Board Revenue Bonds	1,500	5.000	07/01/14	1,596
Arizona Water Infrastructure Finance Authority Revenue Bonds	1,165	5.000	10/01/21	1,185
City of Phoenix Arizona General Obligation Limited	1,000	5.000	07/01/17	1,056
Gilbert Arizona General Obligation Unlimited	1,000	5.000	07/01/19	1,026
Maricopa County Pollution Control Corp. Revenue Bonds (Ê)	1,000	2.900	06/01/35	999
Scottsdale Industrial Development Authority Revenue Bonds	1,515	5.000	09/01/22	1,267

				11,374

California - 4.8%
Abag Finance Authority for Nonprofit Corps. Certificate of Participation	600	5.700	08/15/14	603
California State Department of Water Resources Revenue Bonds	250	5.500	05/01/10	261
California State Department of Water Resources Revenue Bonds (µ)	1,000	5.250	05/01/12	1,059
California State Department of Water Resources Revenue Bonds	1,000	5.000	12/01/21	997
California Statewide Communities Development Authority Revenue Bonds	1,405	6.000	05/15/23	1,246
California Statewide Communities Development Authority Revenue Bonds (Ê)(µ)	610	4.100	04/01/28	580
California Statewide Communities Development Authority Revenue Bonds (Ê)	1,000	5.200	12/01/29	1,016
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	500	5.000	06/01/20	463
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	750	4.600	06/01/23	576
Golden State Tobacco Securitization Corp. Revenue Bonds	1,175	4.500	06/01/27	945
Kings River Conservation District Certificate of Participation	850	5.000	05/01/15	879
Roseville Westpark Community Facilities District No. 1 Special Tax	600	5.250	09/01/37	412
Southern California Public Power Authority Revenue Bonds (µ)	405	5.375	01/01/12	431
State of California General Obligation Unlimited	1,000	6.600	02/01/10	1,044
State of California General Obligation Unlimited	2,050	5.000	02/01/12	2,126
State of California General Obligation Unlimited	1,000	5.250	07/01/12	1,062
State of California General Obligation Unlimited	550	5.000	08/01/14	572
State of California General Obligation Unlimited	880	5.000	11/01/15	913
State of California General Obligation Unlimited (Ê)	1,565	5.000	07/01/23	1,622
State of California Revenue Notes	975	5.500	06/22/09	991

Russell Tax Exempt Bond Fund	303

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Tobacco Securitization Authority of Southern California Revenue Bonds	910	4.750	06/01/25	718
University of California Revenue Bonds	500	4.000	05/15/14	506
University of California Revenue Bonds	300	5.000	05/15/15	317

				19,339

Colorado - 0.5%
Colorado Health Facilities Authority Revenue Bonds (µ)(æ)	1,000	5.500	05/15/14	1,029
Colorado Health Facilities Authority Revenue Bonds	1,000	5.250	06/01/23	843
Colorado Housing & Finance Authority Revenue Bonds	20	7.250	04/01/10	20
Colorado Housing & Finance Authority Revenue Bonds	30	6.300	08/01/12	30
Colorado Housing & Finance Authority Revenue Bonds (Ê)	35	6.300	08/01/16	35
Colorado Housing & Finance Authority Revenue Bonds	15	6.700	10/01/16	15

				1,972

Connecticut - 0.6%
Connecticut State Health & Educational Facility Authority Revenue Bonds (Ê)	300	0.700	07/01/35	300
State of Connecticut General Obligation Unlimited	2,000	5.000	04/15/18	2,089

				2,389

Delaware - 0.6%
Delaware State Economic Development Authority Revenue Bonds (Ê)(µ)	250	4.900	05/01/26	254
Wilmington Delaware General Obligation Unlimited (µ)	2,000	5.000	12/01/23	1,971

				2,225

District of Columbia - 0.5%
District of Columbia General Obligation Unlimited (µ)	1,000	5.500	06/01/09	1,019
District of Columbia Revenue Bonds (µ)	1,000	5.000	02/01/12	1,034

				2,053

Florida - 6.7%
City of Gulf Breeze Florida Revenue Bonds (µ)	1,825	5.000	12/01/15	1,872
City of Pembroke Pines Florida Revenue Bonds (µ)	1,000	5.000	10/01/16	1,010
City of Tallahassee Florida Revenue Bonds (µ)	500	5.000	10/01/11	522
County of Hillsborough Florida Revenue Bonds	10	6.200	12/01/08	10
County of Hillsborough Florida Revenue Bonds (µ)	1,000	5.500	08/01/12	1,063
County of Miami-Dade Florida Revenue Bonds (µ)	1,000	5.000	06/01/14	1,033
County of Miami-Dade Florida Revenue Bonds (µ)	1,500	5.250	10/01/19	1,526
Escambia County Health Facilities Authority Revenue Bonds	1,000	5.250	11/15/11	1,027
Escambia County Health Facilities Authority Revenue Bonds	1,000	5.250	11/15/13	1,024
Florida Department of Childrens & Family Services Certificate Of Participation (µ)	1,175	5.000	10/01/15	1,198
Florida Hurricane Catastrophe Fund Revenue Bonds	1,600	5.000	07/01/10	1,634
Florida State Board of Education General Obligation Unlimited	1,000	5.000	06/01/16	1,043
Florida State Board of Education Revenue Bonds (µ)	1,000	5.250	01/01/13	1,037
Florida State Division of Bond Finance Revenue Bonds (µ)	1,600	5.250	07/01/13	1,634
Florida State Turnpike Authority Revenue Bonds (µ)	2,000	5.000	07/01/13	2,094
Florida Water Pollution Control Financing Corp. Revenue Bonds	500	5.500	01/15/12	525
Hillsborough County Educational Facilities Authority Revenue Bonds (µ)	720	5.750	04/01/18	733

304	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Miami-Dade County Educational Facilities Authority Revenue Bonds (µ)(æ)	1,750	5.000	04/01/34	1,876
Miami-Dade County School Board Certificate of Participation (µ)	1,000	5.000	05/01/15	1,013
North Miami Florida Revenue Bonds (µ)	1,325	5.000	04/01/10	1,357
Orlando Utilities Commission Revenue Bonds (æ)	630	5.250	10/01/20	678
Orlando Utilities Commission Revenue Bonds	370	5.250	10/01/20	376
Palm Beach County School Board Certificate of Participation (µ)	1,000	5.000	08/01/14	1,023
Palm Glades Community Development District Special Assessment	825	4.850	08/01/11	756
Tampa-Hillsborough County Expressway Authority Revenue Bonds (µ)	1,000	5.000	07/01/14	1,028

				27,092

Georgia - 5.4%
Burke County Development Authority Revenue Bonds (Ê)(µ)	1,660	4.625	01/01/37	1,692
Dalton Georgia Revenue Bonds (µ)	500	5.750	01/01/09	503
Georgia State Road & Tollway Authority Revenue Bonds	590	5.250	03/01/11	622
Gwinnett County School District General Obligation Unlimited	1,750	5.000	02/01/11	1,836
Gwinnett County School District General Obligation Unlimited	1,090	5.000	02/01/21	1,113
Hall County School District General Obligation Unlimited	1,000	5.000	11/01/12	1,061
Main Street Natural Gas, Inc. Revenue Bonds	825	5.000	03/15/16	756
Marietta Development Authority Revenue Bonds	575	6.250	06/15/20	499
Municipal Electric Authority of Georgia Revenue Bonds (µ)	850	6.250	01/01/17	962
State of Georgia General Obligation Unlimited	600	6.500	12/01/09	630
State of Georgia General Obligation Unlimited	2,000	5.000	07/01/12	2,123
State of Georgia General Obligation Unlimited	1,550	5.000	08/01/12	1,646
State of Georgia General Obligation Unlimited	1,500	5.000	04/01/13	1,597
State of Georgia General Obligation Unlimited	2,800	5.000	07/01/13	2,988
State of Georgia General Obligation Unlimited	2,100	5.500	07/01/13	2,285
State of Georgia General Obligation Unlimited	1,240	5.000	07/01/17	1,314

				21,627

Hawaii - 0.8%
City & County of Honolulu Hawaii Revenue Bonds (µ)	1,500	5.000	07/01/19	1,534
Hawaii Housing & Community Development Corp. Revenue Bonds	420	3.700	01/01/22	394
Kauai County Hawaii General Obligation Unlimited (µ)(æ)	375	6.250	08/01/19	399
State of Hawaii General Obligation Unlimited (µ)	1,000	5.750	01/01/10	1,039

				3,366

Idaho - 0.7%
Boise State University Revenue Bonds (µ)(æ)	1,230	5.375	04/01/22	1,321
Boise State University Revenue Bonds (µ)	20	5.375	04/01/22	20
Idaho Housing & Finance Association Revenue Bonds (µ)	1,330	5.250	07/15/21	1,365

				2,706

Illinois - 2.5%
City of Chicago Illinois General Obligation Unlimited (µ)	750	6.000	01/01/11	785
City of Chicago Illinois General Obligation Unlimited (µ)	2,135	5.000	12/01/23	2,078
Cook County Community Consolidated School District No. 15-Palatine General Obligation Limited (µ)	2,235		12/01/13	1,796
County of Cook Illinois General Obligation Unlimited (µ)(æ)	2,160	5.375	11/15/21	2,303

Russell Tax Exempt Bond Fund	305

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Illinois Finance Authority Revenue Bonds (µ)	400	Zero coupon	01/01/10	386
Illinois Finance Authority Revenue Bonds	670	5.500	10/01/12	707
Illinois Finance Authority Revenue Bonds	470	5.000	04/01/36	343
Illinois Health Facilities Authority Revenue Bonds	200	6.000	05/15/10	200
Lake County Community Unit School District No. 116-Round Lake General Obligation Unlimited (µ)	400	7.600	02/01/14	479
State of Illinois Revenue Bonds (µ)	1,000	5.000	06/15/16	1,051

				10,128

Indiana - 2.2%
Ball State University Revenue Bonds (µ)	1,000	5.000	07/01/16	1,054
Columbus Multi School Building Corp. Indiana Revenue Bonds (µ)	450	5.000	01/10/10	465
County of Jasper Indiana Revenue Bonds (µ)	1,115	5.600	11/01/16	1,083
Indiana Bond Bank Revenue Bonds (µ)	190	5.750	08/01/13	197
Indiana Health Facility Financing Authority Revenue Bonds	1,000	5.500	11/15/10	1,035
Indiana Health Facility Financing Authority Revenue Bonds (Ê)	1,000	5.000	11/01/11	1,020
Indiana State Finance Authority Revenue Bonds (µ)	925	5.000	07/01/11	963
Indiana State Finance Authority Revenue Bonds	1,500	5.250	02/01/18	1,596
Indiana University Revenue Bonds (æ)	500	5.750	08/01/10	520
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,000	5.000	02/01/18	1,041

				8,974

Iowa - 0.6%
Iowa Finance Authority Revenue Bonds	290	6.000	07/01/10	297
Iowa Finance Authority Revenue Bonds (µ)	1,000	5.000	07/01/14	957
Tobacco Settlement Authority of Iowa Revenue Bonds (æ)	1,000	5.600	06/01/35	1,051

				2,305

Kansas - 0.4%
Butler & Sedgwick Counties Unified School District No. 385 Andover General Obligation Unlimited (µ)	500	5.000	09/01/09	511
Kansas Development Finance Authority Revenue Bonds (µ)	150	5.000	08/01/10	156
Wyandotte County-Kansas City Unified Government Revenue Bonds	305	4.750	12/01/16	274
Wyandotte County-Kansas City Unified Government Transportation Development Dist Revenue Bonds	720	4.875	10/01/28	514

				1,455

Maryland - 3.7%
County of Prince Georges Maryland General Obligation Limited	1,000	5.000	07/15/16	1,066
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	1,000	5.400	01/01/31	705
Maryland Health & Higher Educational Facilities Authority Revenue Bonds (Ê)	465	5.000	05/15/48	472
Maryland State Department of Transportation County Transportation Revenue Bonds	1,100	5.000	05/01/17	1,138
Maryland State Transportation Authority Revenue Bonds	1,000	5.000	03/01/16	1,056
State of Maryland General Obligation Unlimited	2,000	5.000	02/01/12	2,115
State of Maryland General Obligation Unlimited	2,500	5.250	03/01/13	2,687

306	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

State of Maryland General Obligation Unlimited	1,000	5.500	03/01/14	1,093
State of Maryland General Obligation Unlimited	1,500	5.000	08/01/14	1,607
State of Maryland General Obligation Unlimited	1,000	5.000	03/15/17	1,062
State of Maryland General Obligation Unlimited	1,895	5.000	03/15/19	1,962

				14,963

Massachusetts - 4.2%
Commonwealth of Massachusetts General Obligation Limited (æ)	430	6.000	02/01/11	452
Commonwealth of Massachusetts General Obligation Limited	700	5.500	11/01/15	761
Commonwealth of Massachusetts General Obligation Limited (æ)	1,000	5.750	10/01/19	1,054
Commonwealth of Massachusetts General Obligation Limited (µ)(æ)	1,000	5.250	01/01/22	1,062
Commonwealth of Massachusetts General Obligation Unlimited	4,000	5.250	08/01/13	4,276
Commonwealth of Massachusetts General Obligation Unlimited	1,000	5.500	10/01/16	1,087
Massachusetts Development Finance Agency Revenue Bonds	100	5.125	12/01/11	100
Massachusetts Development Finance Agency Revenue Bonds	50	5.150	10/01/14	47
Massachusetts Development Finance Agency Revenue Bonds	1,425	5.000	10/01/17	1,279
Massachusetts Health & Educational Facilities Authority Revenue Bonds	995	5.375	07/01/21	823
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Ê)	1,200	0.700	11/01/49	1,200
Massachusetts Port Authority Revenue Bonds	150	5.750	07/01/10	156
Massachusetts School Building Authority Revenue Bonds (µ)	750	5.000	08/15/13	794
Massachusetts State Water Pollution Abatement Revenue Bonds	1,090	5.000	08/01/16	1,146
Massachusetts Water Resources Authority Revenue Bonds (µ)(æ)	1,425	5.500	08/01/20	1,531
University of Massachusetts Building Authority Revenue Bonds (µ)(æ)	1,000	5.250	11/01/16	1,085

				16,853

Michigan - 1.8%
Bishop International Airport Authority Revenue Bonds (µ)	750	5.000	12/01/10	767
Detroit Michigan Revenue Bonds (µ)	1,000	5.000	07/01/14	1,047
Detroit Michigan Revenue Bonds (µ)	1,015	5.000	07/01/18	1,018
Kent Hospital Finance Authority Revenue Bonds (Ê)	500	5.250	01/15/47	506
Michigan Municipal Bond Authority Revenue Bonds	1,000	5.250	10/01/11	1,063
Michigan Municipal Bond Authority Revenue Bonds (æ)	500	5.750	10/01/11	535
Michigan State Hospital Finance Authority Revenue Bonds	1,000	5.500	11/01/14	1,004
Michigan State Hospital Finance Authority Revenue Bonds (µ)(æ)	1,000	6.125	11/15/26	1,049
Michigan State Housing Development Authority Revenue Bonds (µ)	350	4.150	10/01/13	343

				7,332

Minnesota - 2.1%
Saint Louis Park Minnesota Revenue Bonds	1,165	5.500	07/01/17	1,105
Saint Louis Park Minnesota Revenue Bonds	725	5.500	07/01/18	677
State of Minnesota General Obligation Unlimited	1,425	5.000	11/01/11	1,508
State of Minnesota General Obligation Unlimited	545	5.000	06/01/14	583
State of Minnesota General Obligation Unlimited	1,000	5.000	08/01/15	1,070
State of Minnesota General Obligation Unlimited	2,990	5.000	06/01/17	3,170
State of Minnesota Revenue Bonds	360	5.875	06/01/27	364

				8,477

Russell Tax Exempt Bond Fund	307

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Mississippi - 0.3%
Mississippi Development Bank Special Obligation Revenue Bonds (µ)	1,000	5.000	07/01/15	1,055

Missouri - 0.2%
Joplin Industrial Development Authority Revenue Bonds	270	5.500	02/15/13	259
Missouri Development Finance Board Revenue Bonds	360	5.000	03/01/28	316
Southeast Missouri State University Revenue Bonds (µ)	250	5.625	04/01/10	259

				834

Montana - 0.8%
City of Forsyth Montana Revenue Bonds (Ê)	1,450	5.200	05/01/33	1,452
Montana Department of Transportation Revenue Bonds (µ)	1,750	5.250	06/01/16	1,866

				3,318

Nevada - 0.7%
Clark County School District General Obligation Limited (µ)(æ)	330	5.250	06/15/10	337
County of Clark Nevada General Obligation Limited (µ)	1,000	5.000	11/01/13	1,058
County of Clark Nevada Revenue Bonds	1,000	5.000	07/01/12	1,023
Truckee Meadows Water Authority Revenue Bonds (µ)	500	5.500	07/01/11	525

				2,943

New Hampshire - 0.3%
New Hampshire Health & Education Facilities Authority Revenue Bonds (Ê)	1,300	1.400	07/01/33	1,300

New Jersey - 3.6%
New Jersey Economic Development Authority Revenue Bonds	1,000	5.000	09/01/12	1,046
New Jersey Economic Development Authority Revenue Bonds	1,000	5.250	03/01/14	1,055
New Jersey Economic Development Authority Revenue Bonds	1,020	5.375	06/15/15	982
New Jersey Health Care Facilities Financing Authority Revenue Bonds (µ)	1,000	5.000	09/15/17	1,017
New Jersey Health Care Facilities Financing Authority Revenue Bonds	500	5.250	07/01/25	417
New Jersey State Educational Facilities Authority Revenue Bonds	1,000	5.750	09/01/10	1,049
New Jersey State Educational Facilities Authority Revenue Bonds	2,000	5.000	07/01/16	2,136
New Jersey State Turnpike Authority Revenue Bonds (µ)	500	5.500	01/01/09	502
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/16	1,040
New Jersey Transportation Trust Fund Authority Revenue Bonds (æ)	1,000	5.500	06/15/18	1,096
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/18	1,015
New Jersey Transportation Trust Fund Authority Revenue Bonds	2,000	5.500	06/15/22	2,192
Tobacco Settlement Financing Corp. Revenue Bonds	1,310	4.500	06/01/23	1,054

				14,601

New York - 9.9%
Battery Park City Authority Revenue Bonds	1,500	5.250	11/01/22	1,524
City of New York New York General Obligation Unlimited	500	5.000	08/01/10	516
City of New York New York General Obligation Unlimited	1,000	5.250	08/01/10	1,036
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/11	1,554
City of New York New York General Obligation Unlimited	125	5.750	08/01/11	131
City of New York New York General Obligation Unlimited	850	5.000	03/01/12	879
City of New York New York General Obligation Unlimited	750	5.000	11/01/12	778

308	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

City of New York New York General Obligation Unlimited	235	5.250	11/01/12	246
City of New York New York General Obligation Unlimited (µ)	1,000	5.000	08/01/14	1,034
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/21	1,460
City of New York New York General Obligation Unlimited	2,000	5.000	04/01/23	1,906
Long Island Power Authority Revenue Bonds (µ)	1,250	5.000	12/01/23	1,154
Metropolitan Transportation Authority Revenue Bonds	1,000	5.000	11/15/18	998
Metropolitan Transportation Authority Revenue Bonds	1,430	6.500	11/15/28	1,509
New York City Municipal Water Finance Authority Revenue Bonds	1,500	5.250	06/15/12	1,595
New York City Transitional Finance Authority Revenue Bonds	1,000	5.500	02/01/09	1,009
New York State Dormitory Authority Revenue Bonds (µ)	285	7.000	07/01/09	295
New York State Dormitory Authority Revenue Bonds	1,000	6.500	12/01/21	896
New York State Dormitory Authority Revenue Bonds (Ê)	2,000	5.250	11/15/23	2,058
New York State Environmental Facilities Corp. Revenue Bonds (µ)	1,000	6.000	06/15/12	1,071
New York State Environmental Facilities Corp. Revenue Bonds	770	5.000	06/15/22	779
New York State Environmental Facilities Corp. Revenue Bonds	1,640	5.000	09/15/23	1,646
New York State Thruway Authority Revenue Bonds (µ)	1,575	5.250	04/01/13	1,678
New York State Thruway Authority Revenue Bonds	1,500	5.000	04/01/14	1,582
New York State Thruway Authority Revenue Bonds	2,000	5.000	03/15/20	2,028
Sales Tax Asset Receivables Corp. Revenue Bonds (µ)	1,700	5.000	10/15/25	1,671
Suffolk County Judicial Facilities Agency Revenue Bonds (µ)	500	5.500	04/15/09	507
Tobacco Settlement Financing Authority Revenue Bonds	1,030	5.000	06/01/12	1,058
Triborough Bridge & Tunnel Authority Revenue Bonds	950	5.000	11/15/17	997
Triborough Bridge & Tunnel Authority Revenue Bonds (µ)	1,000	5.500	11/15/20	1,057
Triborough Bridge & Tunnel Authority Revenue Bonds (Ê)	2,250	5.000	11/15/25	2,346
Triborough Bridge & Tunnel Authority Revenue Bonds (Ê)	900	5.000	11/15/38	928
TSASC, Inc. Revenue Bonds	1,005	4.750	06/01/22	839
United Nations Development Corp. Revenue Bonds	1,000	5.000	07/01/11	1,001

				39,766

North Carolina - 1.7%
Mecklenburg County North Carolina General Obligation Unlimited	1,000	5.000	02/01/11	1,049
North Carolina Eastern Municipal Power Agency Revenue Bonds	250	5.500	01/01/10	254
North Carolina Medical Care Commission Revenue Bonds	500	5.400	10/01/27	359
North Carolina Municipal Power Agency No. 1 Catawba Revenue Bonds (µ)	1,500	6.000	01/01/12	1,608
North Carolina Municipal Power Agency No. 1 Catawba Revenue Bonds	200	5.500	01/01/13	207
State of North Carolina General Obligation Unlimited	1,000	5.000	03/01/12	1,058
State of North Carolina General Obligation Unlimited	900	5.000	06/01/14	963
University of North Carolina at Chapel Hill Revenue Bonds (æ)	1,065	5.375	12/01/14	1,137

				6,635

North Dakota - 0.2%
County of Williams North Dakota Revenue Bonds	750	5.000	11/01/31	614

Ohio - 2.3%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	2,235	5.125	06/01/24	1,732
City of Columbus Ohio General Obligation Limited	585	5.250	01/01/11	615
Ohio State Higher Educational Facility Commission Revenue Bonds	1,000	5.000	12/01/09	1,025
Ohio State Higher Educational Facility Commission Revenue Bonds	1,500	5.250	01/01/20	1,401

Russell Tax Exempt Bond Fund	309

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

State of Ohio General Obligation Unlimited	2,700	5.000	06/15/13	2,858
State of Ohio General Obligation Unlimited	1,500	5.000	09/15/14	1,590

				9,221

Oklahoma - 0.5%
Oklahoma Development Finance Authority Revenue Bonds (æ)	1,000	5.750	08/15/13	1,041
Oklahoma Development Finance Authority Revenue Bonds	275	5.000	10/01/13	268
Oklahoma Development Finance Authority Revenue Bonds	500	5.000	02/15/16	502
Oklahoma Housing Finance Agency Revenue Bonds	40	7.600	09/01/15	40

				1,851

Oregon - 1.5%
City of Portland Oregon Revenue Bonds	2,000	5.000	06/15/18	2,077
Clackamas County School Distrist No. 62C Oregon City General Obligation Unlimited (æ)	435	6.000	06/15/11	461
Morrow County School District No. 1 General Obligation Unlimited (µ)	1,955	5.500	06/15/21	2,074
Oregon State Department of Administrative Services Revenue Bonds (µ)	750	5.250	04/01/10	767
State of Oregon General Obligation Limited	605	5.700	10/01/32	585

				5,964

Pennsylvania - 3.3%
Allegheny County Hospital Development Authority Revenue Bonds	2,000	5.000	09/01/16	1,980
Allegheny County Port Authority Revenue Bonds (µ)	250	5.500	03/01/17	255
Berks County Vocational Technical School Authority Revenue Bonds (µ)	1,260	5.000	06/01/15	1,333
Commonwealth of Pennsylvania General Obligation Unlimited	2,000	5.000	08/01/13	2,127
Commonwealth of Pennsylvania General Obligation Unlimited	2,500	5.500	01/01/14	2,715
Commonwealth of Pennsylvania General Obligation Unlimited (µ)	1,300	5.375	07/01/17	1,409
County of Allegheny Pennsylvania General Obligation Unlimited (µ)	1,000	5.000	10/01/15	1,065
Erie County Industrial Development Authority Revenue Bonds	180	5.300	04/01/12	167
Norwin School District General Obligation Unlimited (µ)(æ)	250	6.000	04/01/20	263
Pennsylvania Turnpike Commission Revenue Bonds (µ)	1,450	5.500	12/01/13	1,566
Sayre Health Care Facilities Authority Revenue Bonds (æ)	475	5.300	12/01/12	497

				13,377

Puerto Rico - 4.5%
Commonwealth of Puerto Rico General Obligation Unlimited	750	5.250	07/01/15	741
Commonwealth of Puerto Rico General Obligation Unlimited (µ)	1,060	5.000	07/01/16	1,061
Commonwealth of Puerto Rico General Obligation Unlimited	1,780	5.250	07/01/22	1,591
Commonwealth of Puerto Rico General Obligation Unlimited (æ)	620	5.250	07/01/32	680
Commonwealth of Puerto Rico General Obligation Unlimited	380	5.250	07/01/32	314
Government Development Bank for Puerto Rico Revenue Bonds	3,250	5.000	12/01/09	3,303
Puerto Rico Electric Power Authority Revenue Bonds (µ)	500	5.500	07/01/17	498
Puerto Rico Highway & Transportation Authority Revenue Bonds	2,000	5.000	07/01/13	1,992
Puerto Rico Housing Finance Authority Revenue Bonds	180	5.500	12/01/15	189
Puerto Rico Housing Finance Authority Revenue Bonds	1,830	5.500	12/01/16	1,919
Puerto Rico Public Buildings Authority Revenue Bonds	500	5.750	07/01/16	506
Puerto Rico Public Buildings Authority Revenue Bonds (æ)	2,000	5.500	07/01/23	2,168
Puerto Rico Public Finance Corp. Revenue Bonds (Ê)(µ)	3,250	5.750	08/01/27	3,262

				18,224

310	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Rhode Island - 0.3%
Rhode Island Economic Development Corp. Revenue Bonds (µ)	1,000	5.000	06/15/12	1,051

South Carolina - 1.8%
Greenville County School District Revenue Bonds	1,000	5.000	12/01/11	1,049
Orangeburg Joint Governmental Action Authority Revenue Bonds (µ)	1,050	5.000	10/01/09	1,072
Richland-Lexington Airport District Revenue Bonds (µ)	500	5.000	01/01/09	502
Richland-Lexington Airport District Revenue Bonds (µ)	440	5.000	01/01/10	451
South Carolina State Public Service Authority Revenue Bonds (µ)	375	5.500	01/01/11	389
South Carolina Transportation Infrastructure Bank Revenue Bonds (µ)(æ)	2,500	5.250	10/01/31	2,666
Tobacco Settlement Revenue Management Authority Revenue Bonds	1,340	5.000	06/01/18	1,242

				7,371

South Dakota - 0.4%
South Dakota Housing Development Authority Revenue Bonds	310	4.800	05/01/22	258
South Dakota State Building Authority Revenue Bonds (µ)	1,330	5.000	09/01/12	1,409

				1,667

Tennessee - 1.1%
Clarksville Natural Gas Acquisition Corp. Revenue Bonds	750	5.000	12/15/14	660
Memphis-Shelby County Airport Authority Revenue Bonds	2,160	5.050	09/01/12	2,079
Tennessee Energy Acquisition Corp. Revenue Bonds	1,000	5.000	02/01/16	823
Tennessee Housing Development Agency Revenue Bonds	950	5.375	01/01/18	917

				4,479

Texas - 13.7%
Alvin Independent School District General Obligation Unlimited	515	6.750	08/15/09	535
Alvin Independent School District General Obligation Unlimited	545	6.750	08/15/10	581
Canadian River Municipal Water Authority Revenue Bonds (µ)	800	5.000	02/15/17	824
Canadian River Municipal Water Authority Revenue Bonds (µ)	415	5.000	02/15/18	422
City of Austin Texas Revenue Bonds (µ)	1,000	5.250	11/15/14	1,064
City of Dallas Texas Revenue Bonds (µ)	1,000	4.875	08/15/23	942
City of Dallas Texas Revenue Bonds (µ)	3,500	5.000	10/01/24	3,458
City of San Antonio Texas Revenue Bonds	1,000	5.250	02/01/13	1,066
City of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/14	1,058
Conroe Independent School District General Obligation Unlimited	1,445	5.000	02/15/13	1,529
County of Fort Bend Texas General Obligation Limited (µ)	1,000	5.000	03/01/16	1,051
County of Harris Texas General Obligation Limited	1,435	5.250	08/15/09	1,475
County of Harris Texas Revenue Bonds (Ê)(µ)	1,500	5.000	08/15/21	1,526
County of Harris Texas Revenue Bonds (µ)(æ)	1,000	5.250	08/15/35	1,049
Dallas Independent School District General Obligation Unlimited	2,100	5.000	02/15/14	2,224
Dickinson Independent School District General Obligation Unlimited	1,000	5.000	02/15/21	1,004
Dickinson Independent School District General Obligation Unlimited	1,500	5.000	02/15/23	1,492
Fort Worth Independent School District General Obligation Unlimited	2,000	5.000	02/15/18	2,084
Grand Prairie Independent School District General Obligation Unlimited	750	5.000	02/15/19	769
Laredo Independent School District General Obligation Unlimited (æ)	1,070	5.375	08/01/16	1,142
Lower Colorado River Authority Revenue Bonds (µ)	2,000	5.875	05/14/14	2,038
McKinney Independent School District General Obligation Unlimited	1,200	6.000	02/15/18	1,339

Russell Tax Exempt Bond Fund	311

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Midlothian Development Authority Tax Allocation (µ)	500	5.000	11/15/09	510
New Braunfels Texas General Obligation Limited (µ)(æ)	665	5.250	10/01/21	725
North East Independent School District General Obligation Unlimited	1,000	5.000	08/01/18	1,038
North East Independent School District General Obligation Unlimited (µ)(æ)	1,000	5.000	08/01/33	1,076
North Harris Montgomery Community College District General Obligation Limited (µ)	1,000	5.000	02/15/12	1,045
North Texas Municipal Water District Revenue Bonds (µ)	2,000	5.000	09/01/13	2,110
North Texas Tollway Authority Revenue Bonds	2,000	6.000	01/01/24	2,005
North Texas Tollway Authority Revenue Bonds (Ê)	1,235	5.750	01/01/38	1,241
Port of Corpus Christi Authority of Nueces County Texas Revenue Bonds	385	5.350	11/01/10	381
Round Rock Independent School District General Obligation Unlimited	1,000	6.500	08/01/10	1,061
Round Rock Independent School District General Obligation Unlimited (æ)	750	6.500	08/01/11	802
Round Rock Independent School District General Obligation Unlimited	430	5.375	08/01/12	460
SA Energy Acquisition Public Facility Corp. Revenue Bonds	1,500	5.250	08/01/15	1,279
Sabine River Authority Revenue Bonds	1,500	5.200	05/01/28	836
San Antonio Independent School District General Obligation Unlimited (æ)	1,000	5.500	08/15/24	1,031
Spring Independent School District General Obligation Unlimited	1,000	5.000	08/15/16	1,054
State of Texas General Obligation Unlimited	1,750	5.000	04/01/19	1,789
State of Texas General Obligation Unlimited	1,500	5.000	04/01/24	1,481
Texas A&M University Revenue Bonds	3,855	5.000	05/15/19	3,922
Texas State Transportation Commission Revenue Bonds	1,000	5.000	04/01/18	1,036
Tyler Independent School District General Obligation Unlimited	1,350	5.000	02/15/10	1,394

				54,948

Utah - 0.4%
County of Utah Revenue Bonds	200	5.050	11/01/17	200
Intermountain Power Agency Revenue Bonds (µ)	1,400	6.500	07/01/10	1,480

				1,680

Virgin Islands - 0.7%
Virgin Islands Public Finance Authority Revenue Bonds	200	5.000	10/01/13	200
Virgin Islands Public Finance Authority Revenue Bonds	2,500	5.500	10/01/14	2,497

				2,697

Virginia - 1.4%
Chesapeake Economic Development Authority Revenue Bonds (Ê)	550	3.600	02/01/32	522
County of Fairfax Virginia General Obligation Unlimited	1,750	5.250	04/01/14	1,895
University of Virginia Revenue Bonds	1,295	5.000	06/01/20	1,314
University of Virginia Revenue Bonds	1,495	5.000	06/01/21	1,511
Virginia Commonwealth Transportation Board Revenue Bonds	360	5.375	05/15/12	377

				5,619

Washington - 4.2%
County of King Washington Revenue Bonds (µ)	1,625	5.000	01/01/14	1,716
Energy Northwest Revenue Bonds	1,000	5.000	07/01/11	1,044
Energy Northwest Revenue Bonds	1,000	5.000	07/01/14	1,050
Energy Northwest Revenue Bonds	2,500	5.000	07/01/15	2,616
Energy Northwest Revenue Bonds	1,000	7.125	07/01/16	1,178

312	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

King County Public Hospital District No. 2 General Obligation Limited (µ)	1,000	5.000	12/01/19	987
King County School District No. 405 Bellevue General Obligation Unlimited (µ)	1,000	5.000	12/01/14	1,065
Kitsap County Washington General Obligation Limited (µ)(æ)	775	5.750	07/01/14	817
Mason County School District No. 309 Shelton General Obligation Unlimited (µ)	1,115	5.000	12/01/18	1,150
Pierce County School District No. 3 Puyallup General Obligation Unlimited (µ)	1,000	5.000	12/01/18	1,028
State of Washington General Obligation Unlimited	1,000	5.000	07/01/17	1,046
State of Washington General Obligation Unlimited	1,500	5.000	01/01/20	1,500
Tobacco Settlement Authority of Washington Revenue Bonds	800	6.500	06/01/26	719
Washington Higher Education Facilities Authority Revenue Bonds (µ)	1,000	5.000	11/01/13	1,015

				16,931

Wisconsin - 1.5%
City of Madison Wisconsin Revenue Bonds	280	4.875	10/01/27	291
Oconto Falls Public School District General Obligation Unlimited (µ)(æ)	750	5.750	03/01/13	803
State of Wisconsin Certificate Of Participation (µ)	2,825	5.000	03/01/11	2,947
Wisconsin Health & Educational Facilities Authority Revenue Bonds (µ)	1,425	5.000	12/01/10	1,488
Wisconsin Health & Educational Facilities Authority Revenue Bonds	210	5.250	05/01/12	201
Wisconsin Health & Educational Facilities Authority Revenue Bonds	220	5.250	05/01/13	208

				5,938

Total Municipal Bonds (cost $402,950)				389,940

Short-Term Investments - 1.0%

Russell Investment Company Russell Money Market Fund	3,873,000			3,873

Total Short-Term Investments (cost $3,873)				3,873

Total Investments - 98.0% (identified cost $406,823)				393,813

Other Assets and Liabilities, Net - 2.0%				7,857

Net Assets - 100%				401,670

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund	313

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

%

Quality Ratings as a % of Value (Unaudited)
AAA	30
AA	40
A	17
BBB	10
BB	1
Other	2

100

Economic Sector Emphasis as a % of Value (Unaudited)
General Obligation	35
Utility Revenue	14
Other Revenue	12
Industrial Revenue	12
Education Revenue	9
Healthcare Revenue	8
Cash Equivalents	5
Leasing Revenue	2
Pollution Control Revenue	2
Housing Revenue	1
Refunded and Special Obligations	—

100

See accompanying notes which are an integral part of the financial statements.

314	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets

Alabama	0.5
Alaska	0.3
Arizona	2.8
California	4.8
Colorado	0.5
Connecticut	0.6
Delaware	0.6
District of Columbia	0.5
Florida	6.7
Georgia	5.4
Hawaii	0.8
Idaho	0.7
Illinois	2.5
Indiana	2.2
Iowa	0.6
Kansas	0.4
Maryland	3.7
Massachusetts	4.2
Michigan	1.8
Minnesota	2.1
Mississippi	0.3
Missouri	0.2
Montana	0.8
Nevada	0.7
New Hampshire	0.3
New Jersey	3.6
New York	9.9
North Carolina	1.7
North Dakota	0.2
Ohio	2.3
Oklahoma	0.5
Oregon	1.5
Pennsylvania	3.3
Puerto Rico	4.5
Rhode Island	0.3
South Carolina	1.8
South Dakota	0.4
Tennessee	1.1
Texas	13.7
Utah	0.4
Virgin Islands	0.7
Virginia	1.4
Washington	4.2
Wisconsin	1.5
Short-Term Investments	1.0

Total Investments	98.0
Other Assets and Liabilities, Net	2.0

100.0

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund	315

Russell Investment Company

Russell Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Russell Real Estate Securities Fund - Class A ‡
	Total Return
1 Year	(43.43)%
5 Years	4.22	%§
10 Years	8.37	%§

Russell Real Estate Securities Fund - Class C ‡‡
	Total Return
1 Year	(40.42)%
5 Years	4.68	%§
10 Years	8.23	%§

Russell Real Estate Securities Fund - Class E
	Total Return
1 Year	(39.99)%
5 Years	5.47	%§
10 Years	9.02	%§

Russell Real Estate Securities Fund - Class S
	Total Return
1 Year	(39.83)%
5 Years	5.72	%§
10 Years	9.29	%§

Russell Real Estate Securities Fund - Class Y ‡‡‡
	Total Return
1 Year	(39.81)%
5 Years	5.73	%§
10 Years	9.29	%§

FTSE NAREIT Equity REITs Index **
	Total Return
1 Year	(39.95)%
5 Years	4.77	%§
10 Years	8.49	%§

316	Russell Real Estate Securities Fund

Russell Investment Company

Russell Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Russell Real Estate Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell Real Estate Securities Fund Class A, Class C, Class E Class S, and Class Y Shares lost 39.97%, 40.42%, 39.99%, 39.83% and 39.81%, respectively. This compared to the FTSE NAREIT Equity REITs Index, which lost 39.95% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class Y Shares commenced operations on September 26, 2008. The returns shown for Class Y Shares prior to September 26, 2008 are the returns of Class S Shares.

For the year ending October 31, 2008, the Lipper® Real Estate Funds Average lost 43.56%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The money managers positioned the Fund with a more defensive posture during the fiscal year. Over the course of the fiscal year, the managers moved to underweight positions in the industrial and lodging/resorts sectors. The industrial underweight reflected concerns about the large development pipelines maintained by the leading companies in the sector. The lodging/resorts underweight reflected concerns about a slowing economy, which is expected to curtail business and leisure travel, leading to lower occupancies and room rate growth. The Fund maintained an overweight position in the regional malls sector, as the managers were drawn to the long term lease structures and limited new supply of high quality malls. The Fund maintained underweight positions in the health care and specialty sectors based on relative valuations. While the underweight positions in the industrial and lodging/resorts sectors benefited Fund performance, the overweight to regional malls and underweight to the health care and specialty sectors detracted from performance. Overall, property sector positioning was a negative contributor to the Fund’s performance during the fiscal year.

Due to the negative market returns, the Fund’s cash position of approximately 3% had a positive contribution to Fund performance during the fiscal year. The Fund’s international real estate securities holdings detracted from performance. Property stocks in Asia Pacific and Europe lagged behind U.S. REITs during this period.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that it believes are mis-priced relative to underlying real estate net asset value. AEW underperformed the benchmark during the fiscal year due primarily to its sector allocation. The primary detractors to performance were an overweight to the underperforming regional malls sector and underweight positions in the outperforming health care and specialty sectors. Stock selection was a positive contributor to performance, particularly in the regional malls and industrial sectors.

INVESCO Institutional (N.A.) maintains a broadly diversified portfolio with exposure to all major property sectors. Their investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year due to contributions from both property sector allocation and stock selection. An overweight to the outperforming health care sector and underweight to the underperforming industrial sector both had a positive contribution to performance. Stock selection was strongest in the lodging/resorts and apartments sectors.

RREEF America L.L.C.’s style emphasizes a top-down approach to property sector weights based on an assessment of property market fundamentals. RREEF performed in line with the benchmark during the fiscal year. Sector allocation detracted from performance due primarily to an overweight to the underperforming regional malls sector and underweight to the outperforming specialty sector. Overall stock selection had a positive contribution to performance, driven by stock selection in the lodging/resorts, regional malls and shopping centers sectors.

Heitman Real Estate Securities LLC manages a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that it believes have attractive valuations relative to growth prospects. Heitman outperformed the benchmark during the fiscal year, primarily as a result of effective stock selection. Stock selection was strongest in the regional malls and industrial sectors. Sector allocation detracted from

Russell Real Estate Securities Fund	317

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Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

performance, driven primarily by an overweight to the underperforming regional malls sector.

Cohen & Steers Capital Management Inc. manages a broadly diversified portfolio of global property securities. Cohen & Steers uses a bottom-up approach to portfolio construction, emphasizing the relationship between price and net asset value as the principal valuation metric. Cohen & Steers also evaluates multiple-to-growth ratios as indicators of value. While Cohen & Steers outperformed relative to their peer group of global managers, the global portfolio had a negative impact on Fund performance, due to the underperformance of international property securities markets. Investments in Asia, particularly in Hong Kong, detracted the most from performance. However, all regions outside the U.S., including Australia, Continental Europe and the United Kingdom, underperformed relative to the U.S. Cohen & Steers’ strong stock selection in each region was insufficient to overcome the lower returns in the international markets.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no money manager changes during the fiscal year. During the course of the fiscal year, Heitman’s target weight was increased from 10% to 15% and the target weights for AEW and INVESCO were decreased to 25% each.

Money Managers as of October 31, 2008	Styles
AEW Management and Advisors, L.P.	Value
Cohen & Steers Capital Management, Inc.	Global Market-Oriented
Heitman Real Estate Securities LLC	Growth
INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division	Market-Oriented
RREEF America L.L.C.	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1998.

**	FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from November 1, 1998 to February 28, 2007. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class E Shares from November 1, 1998 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

318	Russell Real Estate Securities Fund

Russell Investment Company

Russell Real Estate Securities Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$648.80	$1,018.30
Expenses Paid During Period*	$5.64	$6.90

*	Expenses are equal to the Fund’s annualized expense ratio of 1.36% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$646.30	$1,014.53
Expenses Paid During Period*	$8.73	$10.68

*	Expenses are equal to the Fund’s annualized expense ratio of 2.11% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$648.70	$1,018.30
Expenses Paid During Period*	$5.64	$6.90

*	Expenses are equal to the Fund’s annualized expense ratio of 1.36% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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Russell Real Estate Securities Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$649.50	$1,019.61
Expenses Paid During Period*	$4.56	$5.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
September 29, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$710.20	$1,003.60
Expenses Paid During Period*	$0.78	$0.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% (representing the 33-day period annualized), multiplied by the average account value over the period, multiplied by 33/366 (to reflect the period since commencement of operations).

320	Russell Real Estate Securities Fund

Russell Investment Company

Russell Real Estate Securities Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 97.5%
Apartments - 16.9%
American Campus Communities, Inc. (ö)	577,016	14,991
Apartment Investment & Management Co. Class A (ö)(Ñ)	455,500	6,664
AvalonBay Communities, Inc. (ö)(Ñ)	920,868	65,400
Boardwalk Real Estate Investment Trust (ö)	63,833	1,372
BRE Properties, Inc. Class A (ö)(Ñ)	482,424	16,793
Camden Property Trust (ö)(Ñ)	813,911	27,437
China Overseas Land & Investment, Ltd.	143,000	159
Equity Residential (ö)	2,109,680	73,691
Essex Property Trust, Inc. (ö)(Ñ)	231,852	22,559
Home Properties, Inc. (ö)(Ñ)	70,650	2,861
Mid-America Apartment Communities, Inc. (ö)	169,784	5,983
Post Properties, Inc. (ö)(Ñ)	254,700	5,685
UDR, Inc. (ö)	96,937	1,915

		245,510

Diversified - 9.6%
British Land Co. PLC (ö)	194,837	1,950
Canadian Real Estate Investment Trust (ö)	83,471	1,797
CapitaLand, Ltd. (Æ)	532,000	1,051
Castellum AB (Æ)	142,176	964
Dexus Property Group (ö)	1,820,914	909
Great Eagle Holdings, Ltd.	271,066	307
Hang Lung Properties, Ltd. - ADR	420,000	1,015
Henderson Land Development Co., Ltd.	292,984	1,042
Hysan Development Co., Ltd.	1,018,983	1,575
ICADE (Æ)(ö)	16,842	1,012
Kenedix Realty Investment Corp. Class A (Æ)(ö)	18	26
Land Securities Group PLC (ö)	341,632	6,003
Mirvac Group (ö)	792,704	836
Mitsubishi Estate Co., Ltd.	494,000	8,696
Mitsui Fudosan Co., Ltd.	216,600	3,729
New World China Land, Ltd.	112,990	19
Stockland (ö)	321,877	870
Sun Hung Kai Properties, Ltd.	638,571	5,494
Unibail-Rodamco (ö)	40,552	6,108
Vornado Realty Trust (ö)	1,207,307	85,175

	Principal Amount ($) or Shares	Market Value $
Washington Real Estate Investment Trust (ö)(Ñ)	342,749	10,276

		138,854

Free Standing Retail - 0.5%
National Retail Properties, Inc. (ö)(Ñ)	197,975	3,530
Realty Income Corp. (ö)(Ñ)	167,000	3,861

		7,391

Health Care - 12.6%
Cogdell Spencer, Inc. (ö)(Ñ)	182,450	2,189
HCP, Inc. (ö)	419,331	12,551
Health Care REIT, Inc. (ö)	694,116	30,895
LTC Properties, Inc. (ö)	201,960	4,881
Medical Properties Trust, Inc. (ö)(Ñ)	565,863	4,176
Nationwide Health Properties, Inc. (ö)	1,122,045	33,482
Omega Healthcare Investors, Inc. (ö)	1,112,519	16,766
Senior Housing Properties Trust (ö)	1,272,829	24,400
Ventas, Inc. (ö)(Ñ)	1,484,902	53,546

		182,886

Industrial - 3.8%
AMB Property Corp. (ö)(Ñ)	611,969	14,706
DCT Industrial Trust, Inc. (ö)(Ñ)	2,726,175	13,440
EastGroup Properties, Inc. (ö)	52,139	1,746
First Potomac Realty Trust (ö)(Ñ)	313,700	3,852
Goodman Group (ö)	34,829	22
Prologis (ö)	1,526,963	21,377
Segro PLC (ö)	164,809	744

		55,887

Lodging/Resorts - 3.3%
DiamondRock Hospitality Co. (ö)	213,636	1,107
Host Hotels & Resorts, Inc. (ö)(Ñ)	3,939,958	40,739
Starwood Hotels & Resorts Worldwide, Inc. (ö)(Ñ)	299,756	6,756

		48,602

Manufactured Homes - 0.9%
Equity Lifestyle Properties, Inc. (ö)(Ñ)	301,695	12,668

Mixed Industrial/Office - 3.1%
Duke Realty Corp. (ö)	647,475	9,136
Liberty Property Trust (ö)	1,295,240	30,892
PS Business Parks, Inc. (ö)	113,087	5,119

		45,147

Russell Real Estate Securities Fund	321

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Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Office - 11.2%
Alexandria Real Estate Equities, Inc. (ö)(Ñ)	283,384	19,701
Beni Stabili SpA (Æ)	199,042	122
BioMed Realty Trust, Inc. (ö)	391,324	5,498
Boston Properties, Inc. (ö)(Ñ)	907,673	64,336
Brandywine Realty Trust (ö)	309,100	2,671
Brookfield Properties Corp.	1,184,383	11,950
CapitaCommercial Trust (Æ)(ö)	15,000	10
Corporate Office Properties Trust (ö)(Ñ)	55,900	1,738
Douglas Emmett, Inc. (ö)	548,412	8,281
Great Portland Estates PLC (ö)	358,564	1,594
Hongkong Land Holdings, Ltd. (Æ)	1,190,000	3,192
HRPT Properties Trust (ö)	616,400	2,225
Japan Real Estate Investment Corp. Class A (Æ)(ö)	92	817
Kilroy Realty Corp. (ö)	344,500	11,076
Mack-Cali Realty Corp. (ö)	305,089	6,932
Nippon Building Fund, Inc. Class A (ö)	97	940
NTT Urban Development Corp. (Æ)	1,112	1,128
SL Green Realty Corp. (ö)	467,400	19,649
Societe Immobiliere de Location pour l’Industrie et le Commerce (ö)	7,049	630

		162,490

Regional Malls - 13.2%
Aeon Mall Co., Ltd.	44,400	1,086
CBL & Associates Properties, Inc. (ö)(Ñ)	61,488	567
CFS Retail Property Trust (ö)	296,593	404
General Growth Properties, Inc. (ö)(Ñ)	648,598	2,685
Macerich Co. (The) (ö)(Ñ)	769,263	22,632
Macquarie CountryWide Trust (Æ)	812,771	128
Simon Property Group, Inc. (ö)	1,975,800	132,438
Taubman Centers, Inc. (ö)(Ñ)	675,062	22,426
Westfield Group (ö)	846,683	9,412

		191,778

Self Storage - 7.1%
Extra Space Storage, Inc. (ö)(Ñ)	1,423,580	16,385
Public Storage (ö)	1,053,073	85,826
Safestore Holdings, Ltd. (Æ)	120,127	180
Sovran Self Storage, Inc. (ö)	45,800	1,486

		103,877

Shopping Centers - 10.9%
Acadia Realty Trust (ö)(Ñ)	271,997	4,915

	Principal Amount ($) or Shares	Market Value $
Corio NV (ö)	46,825	2,527
Developers Diversified Realty Corp. (ö)(Ñ)	665,300	8,762
Eurocommercial Properties NV (ö)	22,538	750
Federal Realty Investment Trust (ö)(Ñ)	896,473	54,927
Hammerson PLC (Æ)(ö)	180,191	2,060
Kimco Realty Corp. (ö)(Ñ)	1,573,329	35,526
Kite Realty Group Trust (ö)(Ñ)	479,300	2,914
Liberty International PLC Class H (Æ)(ö)	27,865	308
Link REIT (The) (ö)	903,775	1,574
Mercialys SA (Æ)(ö)	24,624	801
Primaris Retail Real Estate Investment Trust (ö)	30,776	314
Regency Centers Corp. (ö)(Ñ)	868,368	34,266
Saul Centers, Inc. (ö)	36,600	1,339
Tanger Factory Outlet Centers (ö)(Ñ)	184,875	6,687
Weingarten Realty Investors (ö)	27,510	563

		158,233

Specialty - 4.4%
Corrections Corp. of America (Æ)	16,840	322
Digital Realty Trust, Inc. (ö)(Ñ)	1,046,028	35,021
DuPont Fabros Technology, Inc. (ö)	746,792	4,653
Plum Creek Timber Co., Inc. (ö)(Ñ)	209,800	7,821
Rayonier, Inc. (ö)(Ñ)	503,400	16,652

		64,469

Total Common Stocks
(cost $1,638,890)		1,417,792

Warrants & Rights - 0.0%
Industrial - 0.0%
Goodman Group 2008 Rights (Æ)	25,421	1

Total Warrants & Rights
(cost $ —)		1

Short-Term Investments - 3.0%
Russell Investment Company Russell Money Market Fund	44,023,000	44,023

Total Short-Term Investments
(cost $44,023)		44,023

Other Securities - 23.5%
Russell Investment Company Russell Money Market Fund (×)	162,010,758	162,011

322	Russell Real Estate Securities Fund

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Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

State Street Securities Lending Quality Trust (×)	180,173,649	180,174

Total Other Securities
(cost $342,185)		342,185

Total Investments - 124.0%
(identified cost $2,025,098)		1,804,001

Other Assets and Liabilities, Net - (24.0%)		(348,960)

Net Assets - 100.0%		1,455,041

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	39	AUD	59	11/03/08	—
USD	68	AUD	103	11/03/08	1
USD	111	AUD	167	11/05/08	—
USD	130	AUD	197	11/05/08	—
USD	42	EUR	33	11/04/08	—
USD	6	HKD	44	11/03/08	—
USD	62	HKD	477	11/03/08	—
USD	67	HKD	523	11/03/08	—
AUD	3	USD	2	11/03/08	—
AUD	13	USD	9	11/03/08	—
AUD	20	USD	13	11/03/08	—
AUD	25	USD	17	11/03/08	1
AUD	5	USD	4	11/05/08	—
AUD	7	USD	5	11/05/08	—
EUR	2	USD	2	11/03/08	—
EUR	6	USD	8	11/03/08	—
EUR	13	USD	17	11/03/08	—
EUR	13	USD	17	11/03/08	—
EUR	8	USD	10	11/04/08	—
GBP	50	USD	81	11/03/08	1
HKD	80	USD	10	11/03/08	—
HKD	329	USD	42	11/03/08	—
JPY	3,411	USD	35	11/04/08	1
JPY	6,477	USD	67	11/04/08	1
JPY	981	USD	10	11/05/08	—
SEK	268	USD	35	11/03/08	—
SEK	288	USD	37	11/04/08	—
SGD	17	USD	12	11/03/08	—
SGD	7	USD	5	11/04/08	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					5

See accompanying notes which are an integral part of the financial statements.

324	Russell Real Estate Securities Fund

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Russell Real Estate Securities Fund

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets

Apartments	16.9
Diversified	9.6
Free Standing Retail	0.5
Health Care	12.6
Industrial	3.8
Lodging/Resorts	3.3
Manufactured Homes	0.9
Mixed Industrial/Office	3.1
Office	11.2
Regional Malls	13.2
Self Storage	7.1
Shopping Center	10.9
Specialty	4.4
Warrants & Rights	—	*
Short-Term Investments	3.0
Other Securities	23.5

Total Investments	124.0
Other Assets and Liabilities, Net	(24.0)

	100.0

Foreign Currency Exchange Contracts	—	*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

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Russell Money Market Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$1,012.90	$1,023.78
Expenses Paid During Period*	$1.37	$1.37

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$1,013.40	$1,024.28
Expenses Paid During Period*	$0.86	$0.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

326	Russell Money Market Fund

Russell Investment Company

Russell Money Market Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity#	Value $

Corporate Bonds and Notes - 42.5%
Associates First Capital Corp.	71,595	6.250	11/01/08	71,595
Bank of America Corp. (Ê)	10,000	3.318	03/24/09	10,000
Bank of America NA (Ê)	50,000	2.819	06/12/09	49,935
Bank of America NA	66,000	4.350	10/03/09	66,000
Calamos Global Dynamic I (Ê)	37,000	3.311	06/01/09	37,000
Citigroup, Inc. (Ê)	51,311	3.809	12/26/08	51,274
Citigroup, Inc.	25,000	3.625	02/09/09	25,024
Credit Agricole SA (Ê)	100,000	3.434	10/22/09	100,000
Credit Suisse First Boston USA, Inc. (Ê)	32,665	2.944	12/09/08	32,662
General Electric Capital Corp.	100,000	2.630	11/03/08	99,999
General Electric Capital Corp. (Ê)	5,715	2.919	06/15/09	5,714
General Electric Co. (Ê)	40,000	2.854	12/09/08	39,996
Goldman Sachs Group, Inc. (Ê)	21,000	0.380	02/13/09	20,948
HSBC Finance Corp. (Ê)	21,000	2.954	12/05/08	20,992
JPMorgan Chase & Co. (Ê)	15,600	3.765	01/30/09	15,602
JPMorgan Chase & Co. (Ê)	12,384	2.845	06/05/09	12,377
JPMorgan Chase & Co. (Ê)	56,000	4.243	10/02/09	55,979
Lehman Brothers Holdings, Inc. (Ê)(Ø)(Å)(Ď)	51,000	2.305	04/03/09	5,993
Lehman Brothers Holdings, Inc. (Ê)(Ø)(Å)(Ď)	70,000	2.875	03/11/09	8,225
Merrill Lynch & Co., Inc. (Ê)	55,000	4.438	11/17/08	55,000
Metropolitan Life Insurance Co. (Ê)(Å)	150,000	3.122	08/11/09	150,000
Metropolitan Life Insurance Co. (Ê)(Å)	50,000	3.129	09/02/09	50,000
Morgan Stanley (Ê)	15,000	4.125	11/03/08	15,000
Morgan Stanley (Ê)	31,500	4.221	11/21/08	31,494
Protective Life Insurance Co. (Ê)(Å)	50,000	3.061	08/24/09	50,000
Protective Life Insurance Co. (Ê)(Å)	48,000	3.060	08/31/09	48,000
Royal Bank of Canada (Ê)	90,000	4.960	10/15/09	90,000
Royal Bank of Scotland Group PLC (Ê)	10,000	2.991	11/21/08	10,000
Royal Bank of Scotland Group PLC	30,000	4.943	01/15/09	30,000
Royal Bank of Scotland Group PLC (Ê)	100,000	0.890	03/04/09	100,000
Royal Bank of Scotland Group PLC (Ê)	130,000	3.104	06/12/09	130,000
Royal Bank of Scotland Group PLC (Ê)	10,000	2.961	08/21/09	9,993
Toyota Motor Credit Corp. (Ê)	200,000	0.740	06/19/09	200,000
Toyota Motor Credit Corp. (Ê)	125,000	0.850	06/29/09	125,000
UBS AG (Ê)	100,000	0.720	02/09/09	100,000
Wachovia Bank NA (Ê)	50,000	3.528	02/23/09	49,931
Wachovia Bank NA (Ê)	50,000	0.950	03/10/09	50,000
Wachovia Bank NA	124,795	3.250	03/23/09	124,542
Wells Fargo Bank NA (Ê)	100,000	3.390	05/28/09	100,000

Total Corporate Bonds and Notes (amortized cost $2,354,822)				2,248,275

Domestic Commercial Paper - 23.3%
ANZ National Bank Ltd.	100,000	2.750	11/25/08	99,815
Central American Bank for Economic Integration	50,000	3.100	11/13/08	49,949
Central American Bank for Economic Integration	50,000	3.050	12/03/08	49,867
Citigroup Funding, Inc.	100,000	2.800	11/03/08	99,999
Danske Corp.	105,000	2.810	12/08/08	104,697

Russell Money Market Fund	327

Russell Investment Company

Russell Money Market Fund

Schedule of Investments, continued — October 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity#	Value $

Danske Corp.	100,000	2.815	12/19/08	99,625
Dealers Capital Access Trust	8,630	3.030	11/12/08	8,622
Galleon Capital LLC	200,000	3.000	11/03/08	199,989
Gemini Securitization Corp.	26,860	2.850	11/03/08	26,860
Long Lane Master Trust IV	41,476	4.250	11/03/08	41,475
Louis Dreyfus Corp.	50,000	4.000	11/03/08	49,997
Starbird Funding Corp.	200,000	2.200	11/03/08	199,986
UBS AG	100,000	Zero coupon	11/03/08	99,985
UBS AG	100,000	2.950	12/01/08	99,754

Total Domestic Commercial Paper (amortized cost $1,230,620)				1,230,620

Time Deposits - 12.6%
BNP Paribas	230,760	0.250	11/03/08	230,760
Deutsche Bank AG	236,000	0.130	11/03/08	236,000
New York Life Insurance Co. (Ê)(Å)	200,000	2.933	05/14/09	200,000

Total Time Deposits (amortized cost $666,760)				666,760

United States Government Agencies - 2.0%
AID to INH Portugal Guaranteed Note, weekly demand (LIBOR Floater) (Ê)(Å)	5,938	3.680	12/01/17	5,984
Federal Home Loan Banks (Ê)	100,000	0.800	05/12/09	100,000

Total United States Government Agencies (amortized cost $105,984)				105,984

Yankee Certificates of Deposit - 11.3%
Bank of Montreal (Ê)	50,000	4.324	11/17/08	49,993
Royal Bank of Canada (Ê)	23,485	3.732	06/30/09	23,447
Barclays Bank PLC (Ê)	25,000	0.690	01/30/09	25,000
Barclays Bank PLC (Ê)	100,000	4.510	04/07/09	100,000
Barclays Bank PLC (Ê)	100,000	1.220	05/13/09	100,000
Barclays Bank PLC (Ê)	75,000	1.320	06/11/09	75,000
Barclays Bank PLC (Ê)	25,000	3.269	06/12/09	25,000
Societe Generale (Ê)	50,000	1.180	06/02/09	50,000
Societe Generale (Ê)	150,000	4.589	07/08/09	150,000

Total Yankee Certificates of Deposit (amortized cost $598,440)				598,440

Total Investments - 91.7% (amortized cost $4,956,626)(†)				4,850,079

Capital Support Agreement - 6.7% (see notes to financial statements for further disclosure)				355,412

Other Assets and Liabilities, Net - 1.6%				83,985

Net Assets - 100.0%				5,289,476

See accompanying notes which are an integral part of the financial statements.

328	Russell Money Market Fund

Russell Investment Company

Russell Money Market Fund

Presentation of Portfolio Holdings — October 31, 2008

Categories	% of Net Assets

Corporate Bonds and Notes	42.5
Domestic Commercial Paper	23.3
Time Deposits	12.6
United States Government Agencies	2.0
Yankee Certificates of Deposit	11.3

Total Investments	91.7
Capital Support Agreement	6.7
Other Assets and Liabilities, Net	1.6

100.0

See accompanying notes which are an integral part of the financial statements.

Russell Money Market Fund	329

Russell Investment Company

Russell Funds

Notes to Schedules of Investments — October 31, 2008

Footnotes:

(Æ)	Nonincome-producing security.
(Ï)	Forward commitment.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö)	Real Estate Investment Trust (REIT).
(µ)	Bond is insured by a guarantor.
(ß)	Illiquid security.
(Ø)	In default.
(ç)	At amortized cost, which approximates market.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(æ)	Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.
(Û)	All or a portion of the shares of this security are held as collateral in connection with securities sold short.
(†)	The identified cost for Federal income tax purposes is the same as shown above.
(#)	All securities with a maturity greater than thirteen months have a demand feature or an optional or mandatory put, or are pre-refunded, resulting in an effective maturity of thirteen months or less. Additionally, all daily and weekly demand securities are backed by direct payment of letters of credit.
()	Securities covered by Capital Support Agreement, see notes to financial statements for further disclosure.

Abbreviations:

ADR - American Depositary Receipt

ADS - American Depositary Share

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

330	Notes to Schedules of Investments

Russell Investment Company

Russell Funds

Notes to Schedules of Investments, continued — October 31, 2008

Foreign Currency Abbreviations:

ARS - Argentine peso	HUF - Hungarian forint	PKR - Pakistani rupee
AUD - Australian dollar	IDR - Indonesian rupiah	PLN - Polish zloty
BRL - Brazilian real	ILS - Israeli shekel	RUB - Russian ruble
CAD - Canadian dollar	INR - Indian rupee	SEK - Swedish krona
CHF - Swiss franc	ISK - Iceland krona	SGD - Singapore dollar
CLP - Chilean peso	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese renminbi yuan	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rica colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR - Malaysian ringgit	VEB - Venezuelan bolivar
EGP - Egyptian pound	NOK - Norwegian krone	VND - Vietnam dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nouveau sol
HKD - Hong Kong dollar	PHP - Philippine peso

Notes to Schedules of Investments	331

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities — October 31, 2008

Amounts in thousands	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund

Assets
Investments, at identified cost	$5,366,023	$5,988,793
Investments, at market***	4,360,425	4,489,276
Cash	157,806	136,100
Cash (restricted)	—	—
Foreign currency holdings*	—	—
Unrealized appreciation on foreign currency exchange contracts	—	—
Receivables:
Dividends and interest	3,977	6,257
Dividends from affiliated russell money market fund	319	107
Investments sold	72,179	23,565
Fund shares sold	10,638	9,443
Foreign taxes recoverable	—	—
From affiliates	—	—
Investments matured	—	—
Daily variation margin on futures contracts	2,683	2,021
Capital support agreement from affiliate	—	—
Prepaid expenses	12	1
Interest rate swap contracts, at market value*****	—	—
Credit default swap contracts, at market value****	—	—

Total assets	4,608,039	4,666,770

Liabilities
Payables:
Due to Custodian or Broker	—	—
Investments purchased	64,159	22,791
Fund shares redeemed	9,077	9,445
Accrued fees to affiliates	2,611	2,523
Other accrued expenses	415	327
Daily variation margin on futures contracts	—	—
Dividends for securities sold short	—	138
Deferred tax liability	—	—
To Interfund Lending	—	—
Income distribution	—	—
Other payable	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—
Options written, at market value**	—	—
Securities sold short at market value******	—	403,783
Payable upon return of securities loaned	285,760	101,018
Interest rate swap contracts, at market value*****	—	—
Credit default swap contracts, at market value****	—	—

Total liabilities	362,022	540,025

Net Assets	$4,246,017	$4,126,745

See accompanying notes which are an integral part of the financial statements.

332	Statements of Assets and Liabilities

Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund

$182,057	$300,948	$2,017,948	$5,195,814	$1,183,078	$1,308,873
156,165	240,144	1,625,007	4,050,855	895,206	968,849
2,204	5,504	50,807	114,121	20,865	25,455
—	—	—	24,203	—	14,500
—	—	—	22,127	10,608	3,641
—	—	—	109,288	24,363	7,066

49	269	1,440	12,250	2,037	2,293
4	11	125	643	117	129
3,087	3,443	23,713	41,977	8,860	2,845
181	229	4,782	16,119	1,114	5,931
—	—	—	537	116	62
14	—	—	—	—	—
—	—	—	—	—	—
24	81	4,999	11,505	989	561
—	—	—	—	—	—
—	—	17	9	13	—
—	—	—	—	—	—
—	—	—	—	—	—

161,728	249,681	1,710,890	4,403,634	964,288	1,031,332

—	—	—	—	—	—
3,028	3,187	18,593	66,872	3,737	4,612
444	761	3,205	6,952	404	1,680
30	159	1,021	2,846	753	1,051
111	128	261	789	183	388
—	—	—	7,958	583	—
—	—	—	—	—	—
—	—	—	—	—	275
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	4,111	934	—
—	—	—	140,293	27,395	17,870
—	—	—	—	—	6,196
—	—	—	—	—	—
43,673	61,239	369,941	434,841	137,854	122,982
—	—	—	—	—	—
—	—	—	—	—	—

47,286	65,474	393,021	664,662	171,843	155,054

$114,442	$184,207	$1,317,869	$3,738,972	$792,445	$876,278

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	333

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities, continued — October 31, 2008

Amounts in thousands	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3,860	$—
Accumulated net realized gain (loss)	(565,147)	(369,899)
Unrealized appreciation (depreciation) on:	—	—
Investments (Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	(1,005,598)	(1,499,517)
Futures contracts	(73,662)	(42,440)
Options written	—	—
Credit default swaps	—	—
Interest rate swap contracts	—	—
Securities sold short	—	201,491
Foreign currency-related transactions	—	—
Capital support agreement from affiliate	—	—
Shares of beneficial interest	2,050	1,851
Additional paid-in capital	5,884,514	5,835,259

Net Assets	$4,246,017	$4,126,745

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A*******	$20.73	$22.26
Maximum offering price per share (Net asset value plus sales charge of 5.75%********): Class A	$21.99	$23.62
Class A — Net assets	$16,178,666	$14,402,710
Class A — Shares outstanding ($.01 par value)	780,581	647,023
Net asset value per share: Class C*******	$20.71	$22.23
Class C — Net assets	$86,198,954	$82,786,583
Class C — Shares outstanding ($.01 par value)	4,161,295	3,723,921
Net asset value per share: Class E*******	$20.73	$22.26
Class E — Net assets	$94,785,102	$86,593,414
Class E — Shares outstanding ($.01 par value)	4,573,049	3,889,727
Net asset value per share: Class I*******	$20.73	$22.29
Class I — Net assets	$872,188,223	$815,037,800
Class I — Shares outstanding ($.01 par value)	42,082,942	36,572,730
Net asset value per share: Class S*******	$20.72	$22.30
Class S — Net assets	$1,249,003,643	$1,245,509,416
Class S — Shares outstanding ($.01 par value)	60,273,838	55,861,238
Net asset value per share: Class Y*******	$20.71	$22.29
Class Y — Net assets	$1,927,662,759	$1,882,415,406
Class Y — Shares outstanding ($.01 par value)	93,079,648	84,452,449
Amounts in thousands
* Foreign currency holdings - cost	$—	$—
** Premiums received on options written	$—	$—
*** Securities on loan included in investments	$284,112	$101,816
**** Credit default swap contracts - premiums paid (received)	$—	$—
***** Interest rate swap contracts - premiums paid (received)	$—	$—
****** Proceeds on securities sold short	$—	$605,274
******* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
******** Russell Strategic Bond and Russell Short Duration Bond Funds’ maximum sale charge is 3.75%.
*********Russell Money Market Fund investments at amortized cost which approximates value.

See accompanying notes which are an integral part of the financial statements.

334	Statements of Assets and Liabilities

Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund

$301	$147	$2,257	$14,434	$7,238	$(3,418)
(24,471)	(85,152)	(300,157)	(688,438)	(204,894)	18,266
—	—	—	—	—	—
(25,892)	(60,804)	(392,941)	(1,144,959)	(287,872)	(340,299)
(559)	(861)	(23,262)	(73,298)	(12,443)	3,022
—	—	—	—	—	(4,910)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	(31,467)	(3,113)	(11,122)
—	—	—	—	—	—
206	317	877	1,575	1,302	826
164,857	330,560	2,031,095	5,661,125	1,292,227	1,213,913

$114,442	$184,207	$1,317,869	$3,738,972	$792,445	$876,278

$—	$—	$14.95	$23.75	$6.07	$10.59
$—	$—	$15.86	$25.20	$6.44	$11.24
$—	$—	$6,982,472	$14,637,655	$2,381,368	$7,594,947
—	—	467,083	616,256	392,230	717,061
$5.09	$5.69	$14.93	$23.73	$6.02	$10.11
$6,211,326	$11,224,620	$33,485,765	$78,971,640	$7,534,228	$25,058,501
1,220,606	1,973,657	2,242,363	3,327,786	1,251,208	2,478,143
$5.46	$5.82	$14.95	$23.76	$6.07	$10.61
$5,307,824	$6,852,142	$40,553,122	$83,901,555	$10,096,155	$17,975,873
972,595	1,177,589	2,712,763	3,531,069	1,662,892	1,693,871
$5.63	$5.84	$15.05	$23.74	$—	$—
$58,509,185	$54,529,848	$260,534,948	$882,731,443	$—	$—
10,386,588	9,343,019	17,315,149	37,185,606	—	—
$5.57	$5.82	$15.03	$23.74	$6.09	$10.62
$44,414,148	$111,600,170	$475,056,652	$1,052,420,130	$306,197,973	$520,063,694
7,973,519	19,173,189	31,613,552	44,339,481	50,287,505	48,968,435
$—	$—	$15.02	$23.74	$6.09	$10.62
$—	$—	$501,256,246	$1,626,309,487	$466,234,918	$305,585,190
—	—	33,375,234	68,495,451	76,569,805	28,775,567

$—	$—	$—	$22,879	$10,726	$3,758
$—	$—	$—	$—	$—	$1,286
$43,324	$61,027	$370,115	$417,449	$134,195	$117,747
$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	335

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities, continued — October 31, 2008

Amounts in thousands	Russell Tax-Managed U.S. Large Cap Fund	Russell Tax-Managed U.S. Mid & Small Cap Fund

Assets
Investments, at identified cost	$455,410	$238,549
Investments, at market***	424,435	213,884
Cash	8,304	3,702
Cash (restricted)	—	—
Foreign currency holdings*	—	—
Unrealized appreciation on foreign currency exchange contracts	—	—
Receivables:
Dividends and interest	490	33
Dividends from affiliated russell money market fund	20	11
Investments sold	711	2,386
Fund shares sold	1,512	593
Foreign taxes recoverable	—	—
From affiliates	—	—
Investments matured	—	—
Daily variation margin on futures contracts	123	360
Capital support agreement from affiliate	—	—
Prepaid expenses	6	—
Interest rate swap contracts, at market value*****	—	—
Credit default swap contracts, at market value****	—	—

Total assets	435,601	220,969

Liabilities
Payables:
Due to Custodian or Broker	—	—
Investments purchased	800	2,155
Fund shares redeemed	2,325	776
Accrued fees to affiliates	280	135
Other accrued expenses	79	56
Daily variation margin on futures contracts	—	—
Dividends for securities sold short	—	—
Deferred tax liability	—	—
To Interfund Lending	—	—
Income distribution	—	—
Other payable	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—
Options written, at market value**	—	—
Securities sold short at market value******	—	—
Payable upon return of securities loaned	74,480	63,585
Interest rate swap contracts, at market value*****	—	—
Credit default swap contracts, at market value****	—	—

Total liabilities	77,964	66,707

Net Assets	$357,637	$154,262

See accompanying notes which are an integral part of the financial statements.

336	Statements of Assets and Liabilities

Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Real Estate Securities Fund	Russell Money Market Fund

$9,883,854	$1,615,393	$460,053	$406,823	$2,025,098	$4,956,626
8,694,086	1,470,051	419,199	393,813	1,804,001	4,850,079	*********
8,383	5,364	66	—	—	—
17,868	3,382	735	—	—	—
7,203	1,547	745	—	126	—
37,980	1,749	554	—	5	—

61,161	8,586	2,968	5,739	2,232	14,762
1,129	150	38	11	98	—
752,689	91,037	4,125	2,467	10,469	47,118
10,711	1,151	572	1,535	6,040	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	33,135
28,619	369	60	—	—	—
—	—	—	—	—	355,412
2	—	1	—	1	2
31,853	1,601	180	—	—	—
22,027	3,274	371	—	—	—

9,673,711	1,588,261	429,614	403,565	1,822,972	5,300,508

21,278	500	—	—	—	131
2,494,694	370,136	26,618	—	20,356	—
24,375	3,722	1,204	1,612	3,841	—
2,974	380	177	174	1,318	564
724	222	102	109	231	95
28,751	347	70	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	10,242
10,523	3,589	67	—	—	—
34,218	813	283	—	—	—
6,380	599	1,053	—	—	—
—	—	—	—	—	—
278,611	100,357	12,398	—	342,185	—
34,607	3,306	586	—	—	—
68,470	6,311	2,417	—	—	—

3,005,605	490,282	44,975	1,895	367,931	11,032

$6,668,106	$1,097,979	$384,639	$401,670	$1,455,041	$5,289,476

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	337

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities, continued — October 31, 2008

Amounts in thousands	Russell Tax- Managed U.S. Large Cap Fund	Russell Tax- Managed U.S. Mid & Small Cap Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3,254	$723
Accumulated net realized gain (loss)	(103,404)	(15,351)
Unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	(30,975)	(24,665)
Futures contracts	782	293
Options written	—	—
Credit default swaps	—	—
Interest rate swap contracts	—	—
Securities sold short	—	—
Foreign currency-related transactions	—	—
Capital support agreement from affiliate	—	—
Shares of beneficial interest	255	162
Additional paid-in capital	487,725	193,100

Net Assets	$357,637	$154,262

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A*******	$—	$—
Maximum offering price per share (Net asset value plus sales charge of 5.75%********): Class A	$—	$—
Class A — Net assets	$—	$—
Class A — Shares outstanding ($.01 par value)	—	—
Net asset value per share: Class C*******	$13.55	$8.69
Class C — Net assets	$13,387,225	$8,653,242
Class C — Shares outstanding ($.01 par value)	988,066	995,330
Net asset value per share: Class E*******	$13.96	$9.37
Class E — Net assets	$12,645,492	$2,569,687
Class E — Shares outstanding ($.01 par value)	906,006	274,211
Net asset value per share: Class I*******	$—	$—
Class I — Net assets	$—	$—
Class I — Shares outstanding ($.01 par value)	—	—
Net asset value per share: Class S*******	$14.03	$9.56
Class S — Net assets	$331,604,781	$143,038,667
Class S — Shares outstanding ($.01 par value)	23,639,629	14,958,528
Net asset value per share: Class Y*******	$—	$—
Class Y — Net assets	$—	$—
Class Y — Shares outstanding ($.01 par value)	—	—
Amounts in thousands
* Foreign currency holdings - cost	$—	$—
** Premiums received on options written	$—	$—
*** Securities on loan included in investments	$74,647	$64,021
**** Credit default swap contracts - premiums paid (received)	$—	$—
***** Interest rate swap contracts - premiums paid (received)	$—	$—
****** Proceeds on securities sold short	$—	$—
******* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
******** Russell Strategic Bond and Russell Short Duration Bond Funds’ maximum sale charge is 3.75%.
********* Russell Money Market Fund investments at amortized cost which approximates value.

See accompanying notes which are an integral part of the financial statements.

338	Statements of Assets and Liabilities

Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Real Estate Securities Fund	Russell Money Market Fund

$35,796	$3,669	$2,247	$1,242	$(54)	$25
12,274	(19,273)	(15,466)	(6,190)	(180,660)	(2,860)

(1,189,768)	(145,342)	(40,854)	(13,010)	(221,097)	(106,547)
22,844	7,959	2,304	—	—	—
895	101	446	—	—	—
(24,453)	(876)	(2,183)	—	—	—
(522)	(2,515)	(381)	—	—	—
—	—	—	—	—	—
5,218	886	251	—	2	—
—	—	—	—	—	355,412
7,258	587	223	196	536	52,924
7,798,564	1,252,783	438,052	419,432	1,856,314	4,990,522

$6,668,106	$1,097,979	$384,639	$401,670	$1,455,041	$5,289,476

$9.23	$—	$17.22	$—	$26.79	$1.00
$9.59	$—	$17.89	$—	$28.43	$1.00
$22,437,165	$—	$4,566,175	$—	$15,978,311	$415,232,933
2,430,487	—	265,234	—	596,376	415,465,399
$9.23	$18.68	$17.17	$20.51	$26.30	$—
$97,062,930	$29,740,617	$21,507,220	$16,540,589	$51,272,747	$—
10,521,522	1,592,102	1,252,405	806,399	1,949,608	—
$9.18	$18.70	$17.24	$20.57	$26.84	$—
$135,857,468	$48,192,898	$14,144,043	$18,422,218	$32,758,179	$—
14,805,897	2,577,346	820,523	895,429	1,220,444	—
$9.16	$18.69	$—	$—	$—	$—
$1,330,676,340	$406,332,504	$—	$—	$—	$—
145,296,875	21,738,420	—	—	—	—
$9.24	$18.69	$17.21	$20.54	$27.19	$1.00
$1,915,098,800	$133,107,909	$233,222,980	$366,706,991	$884,479,566	$4,874,242,808
207,202,910	7,122,223	13,550,555	17,850,607	32,529,192	4,876,927,868
$9.16	$18.70	$17.21	$—	$27.19	$—
$3,166,973,690	$480,604,869	$111,198,093	$—	470,551,897	$—
345,566,239	25,698,759	6,460,000	—	17,305,929	—

$7,395	$1,585	$758	$—	$126	$—
$7,275	$700	$1,499	$—	$—	$—
$271,423	$97,704	$12,146	$—	$354,036	$—
$(21,990)	$(2,161)	$137	$—	$—	$—
$(2,232)	$810	$(25)	$—	$—	$—
$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	339

Russell Investment Company

Russell Funds

Statements of Operations — For the Period Ended October 31, 2008

Amounts in thousands	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund

Investment Income
Dividends	$39,788	$36,774
Dividends from affiliated russell money market funds	4,353	1,613
Interest	225	98
Securities lending income	2,275	531
Less foreign taxes withheld	—	—

Total investment income	46,641	39,016

Expenses
Advisory fees	12,720	10,444
Administrative fees	1,158	950
Custodian fees	762	674
Distribution fees - Class A	7	4
Distribution fees - Class C	115	79
Transfer agent fees	—	—
Transfer agent fees - Class A	5	3
Transfer agent fees - Class C	28	19
Transfer agent fees - Class E	59	50
Transfer agent fees - Class I	746	883
Transfer agent fees - Class S	642	370
Transfer agent fees - Class Y	29	21
Professional fees	189	176
Registration fees	293	168
Shareholder servicing fees - Class C	38	26
Shareholder servicing fees - Class E	176	161
Trustees’ fees	43	32
Printing fees	175	37
Offering fees	—	—
Dividends paid on securities sold short	—	2,675
Interest expense paid on securities sold short	—	1,302
Miscellaneous	72	60

Expenses before reductions	17,257	18,134
Expense reductions	(501)	(408)

Net expenses	16,756	17,726

Net investment income (loss)	29,885	21,290

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	(318,245)	(209,052)
Futures contracts	(51,035)	(30,196)
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	74,723
Foreign currency-related transactions	—	—

Net realized gain (loss)	(369,280)	(164,525)

Net change in unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	(1,396,841)	(1,623,068)
Futures contracts	(76,269)	(43,507)
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	171,830
Foreign currency-related transactions	—	—
Capital support agreement from affiliate	—	—

Net change in unrealized appreciation (depreciation)	(1,473,111)	(1,494,745)

Net realized and unrealized gain (loss)	(1,842,391)	(1,659,270)

Net Increase (Decrease) in Net Assets from Operations	$(1,812,506)	$(1,637,980)

See accompanying notes which are an integral part of the financial statements.

340	Statements of Operations

Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small and Mid Cap Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund

$1,706	$7,523	$8,368	$57,757	$22,540	$57,076
260	512	1,165	14,432	2,746	2,163
19	35	46	111	51	313
389	688	2,475	4,407	1,421	1,387
—	—	—	(5,461)	(1,137)	(4,212)

2,374	8,758	12,054	71,246	25,621	56,727

1,452	2,294	4,733	15,932	10,320	17,236
91	164	338	1,139	543	750
198	193	657	2,674	890	2,847
—	—	3	7	8	29
73	143	46	109	81	385
—	—	—	—	1,678	3,099
	—	2	5	1	3
24	46	11	27	3	10
11	19	30	58	4	7
54	99	382	805	2	1
156	481	221	555	196	251
—	—	6	20	—	—
41	47	102	163	112	176
124	142	99	170	82	165
24	48	15	36	27	128
18	27	97	175	35	82
3	6	13	42	20	28
24	33	131	149	134	198
—	—	—	—	31	4
—	—	—	—	—	—
—	—	—	—	—	—
11	21	27	67	38	55

2,304	3,763	6,913	22,133	14,205	25,454
(231)	(1)	(125)	(527)	(3)	(22)

2,073	3,762	6,788	21,606	14,202	25,432

301	4,996	5,266	49,640	11,419	31,295

(19,528)	(72,548)	(151,236)	(439,175)	(174,010)	70,839
(3,237)	(7,632)	(15,415)	(102,323)	(25,764)	(35,811)
—	—	—	3,469	—	(9,420)
—	—	—	337	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	(20,333)	(438)	(3,777)

(22,765)	(80,180)	(166,651)	(558,025)	(200,212)	21,831

(61,462)	(102,618)	(461,630)	(1,418,334)	(396,064)	(1,101,364)
(895)	(1,006)	(23,960)	(73,717)	(13,770)	2,043
—	—	—	(28)	—	(4,890)
—	—	—	—	—	—
—	—	—	59	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	(11,818)	(5,174)	(13,928)
—	—	—	—	—	—

(62,357)	(103,624)	(485,590)	(1,503,838)	(415,008)	(1,118,139)

(85,122)	(183,804)	(652,241)	(2,061,863)	(615,220)	(1,096,308)

$(84,821)	$(178,808)	$(646,975)	$(2,012,223)	$(603,801)	$(1,065,013)

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	341

Russell Investment Company

Russell Funds

Statements of Operations — For the Periods Ended October 31, 2008

Amounts in thousands	Russell Tax-Managed U.S. Large Cap Fund	Russell Tax-Managed U.S. Mid & Small Cap Fund

Investment Income
Dividends	$8,335	$2,380
Dividends from affiliated Russell Money Market Fund	1,038	473
Interest	39	22
Securities lending income	549	957
Less foreign taxes withheld	—	—

Total investment income	9,961	3,832

Expenses
Advisory fees	3,683	2,337
Administrative fees	263	119
Custodian fees	209	191
Distribution fees - Class A	—	—
Distribution fees - Class C	150	94
Transfer agent fees	455	370
Transfer agent fees - Class A	—	—
Transfer agent fees - Class C	5	3
Transfer agent fees - Class E	4	1
Transfer agent fees - Class I	—	—
Transfer agent fees - Class S	119	55
Transfer agent fees - Class Y	—	—
Professional fees	54	45
Registration fees	57	51
Shareholder servicing fees - Class C	50	31
Shareholder servicing fees - Class E	40	8
Trustees’ fees	10	5
Printing fees	49	19
Offering fees	—	—
Dividends paid on securities sold short	—	—
Interest expense paid on securities sold short	—	—
Miscellaneous	17	11

Expenses before reductions	5,165	3,340
Expense reductions	(58)	(260)

Net expenses	5,107	3,080

Net investment income (loss)	4,854	752

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	(40,539)	(7,219)
Futures contracts	(14,422)	(7,042)
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	—
Foreign currency-related transactions	—	—

Net realized gain (loss)	(54,961)	(14,261)

Net change in unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	(201,288)	(83,268)
Futures contracts	(629)	(518)
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	—
Foreign currency-related transactions	—	—
Capital support agreement from affiliate	—	—

Net change in unrealized appreciation (depreciation)	(201,917)	(83,786)

Net realized and unrealized gain (loss)	(256,878)	(98,047)

Net Increase (Decrease) in Net Assets from Operations	$(252,024)	$(97,295)

See accompanying notes which are an integral part of the financial statements.

342	Statements of Operations

Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Real Estate Securities Fund	Russell Money Market Fund

$1,584	$627	$275	$—	$64,130	$—
9,099	3,489	788	313	2,422	—
123,265	67,114	20,542	16,290	—	250,257
982	1,110	61	—	2,293	—
—	—	—	—	—	—

134,930	72,340	21,666	16,603	68,845	250,257

11,907	3,518	1,987	1,199	16,346	13,952
1,194	704	221	200	1,022	3,488
1,481	809	278	157	637	1,333
7	—	9	—	46	504
90	263	138	122	584	—
—	—	372	329	3,128	663
5	—	1	—	6	66
21	84	6	5	20	—
44	40	5	6	13	—
889	327	—	—	—	—
587	324	94	116	424	752
21	24	—	—	2	—
246	121	89	85	121	366
249	177	79	77	170	642
30	88	46	41	195	—
103	144	42	50	114	—
34	26	8	7	39	145
121	97	33	32	228	354
—	—	4	—	4	—
—	—	—	—	—	—
—	—	—	—	—	—
41	30	16	11	64	443

17,070	6,776	3,428	2,437	23,163	22,708
(1,565)	(406)	(99)	(57)	(4)	(11,265)

15,505	6,370	3,329	2,380	23,159	11,443

119,425	65,970	18,337	14,223	45,686	238,814

(15,670)	417	(386)	(4,001)	(162,859)	(251,614)
22,333	10,706	3,854	—	—	—
(1,612)	1,607	1,327	—	—	—
(390)	(222)	(761)	—	—	—
(73)	—	—	—	—	—
28,480	2,355	57	—	—	—
—	—	—	—	—	—
9,994	295	685	—	(192)	—

43,062	15,158	4,776	(4,001)	(163,051)	(251,614)

(652,322)	(141,867)	(40,110)	(12,972)	(810,790)	(106,547)
12,053	5,562	1,636	—	—	—
(1,079)	(616)	635	—	—	—
(8,360)	(371)	(2,276)	—	—	—
(48)	—	—	—	—	—
(14,250)	(2,740)	(360)	—	—	—
—	—	—	—	—	—
4,174	264	247	—	(27)	—
—	—	—	—	—	355,412

(659,832)	(139,768)	(40,228)	(12,972)	(810,817)	248,865

(616,770)	(124,610)	(35,452)	(16,973)	(973,868)	(2,749)

$(497,345)	$(58,640)	$(17,115)	$(2,750)	$(928,182)	$236,065

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	343

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets — For the Periods Ended October 31,

	Russell U.S. Core Equity Fund		Russell U.S. Quantitative Equity Fund
Amounts in thousands	2008	2007	2008	2007

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$29,885	$19,386	$21,290	$18,004
Net realized gain (loss)	(369,280)	162,786	(164,525)	156,888
Net change in unrealized appreciation (depreciation)	(1,473,111)	152,792	(1,494,745)	12,304

Net increase (decrease) in net assets from operations	(1,812,506)	334,964	(1,637,980)	187,196

Distributions
From net investment income
Class A	(16)	—	(15)	—
Class C	(32)	—	(66)	—
Class E	(774)	(375)	(671)	(485)
Class I	(16,483)	(13,092)	(13,808)	(13,875)
Class S	(1,275)	—	(1,372)	—
Class Y	(8,895)	(5,658)	(6,341)	(4,295)
From net realized gain
Class A	—	—	—	—
Class C	—	—	—	—
Class E	(5,138)	(1,967)	(6,616)	(4,085)
Class I	(106,920)	(49,705)	(118,102)	(86,826)
Class S	—	—	—	—
Class Y	(46,131)	(22,622)	(32,896)	(28,301)
Return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—

Net decrease in net assets from distributions	(185,664)	(93,419)	(179,887)	(137,867)

Share Transactions
Net increase (decrease) in net assets from share transactions	4,222,471	136,161	4,141,934	101,510

Total Net Increase (Decrease) in Net Assets	2,224,301	377,706	2,324,067	150,839

Net Assets
Beginning of period	2,021,716	1,644,010	1,802,678	1,651,839

End of period	$4,246,017	$2,021,716	$4,126,745	$1,802,678

Undistributed (overdistributed) net investment income included in net assets	$3,860	$1,202	$—	$550

See accompanying notes which are an integral part of the financial statements.

344	Statements of Changes in Net Assets

Russell U.S. Growth Fund		Russell U.S. Value Fund		Russell U.S. Small & Mid Cap Fund
2008	2007	2008	2007	2008	2007

$301	$(96)	$4,996	$4,870	$5,266	$2,364
(22,765)	18,896	(80,180)	69,714	(166,651)	92,042
(62,357)	13,648	(103,624)	(28,922)	(485,590)	(314)

(84,821)	32,448	(178,808)	45,662	(646,975)	94,092

—	—	—	—	—	—
—	—	(114)	(43)	—	—
—	—	(155)	(98)	(249)	—
—	—	(1,672)	(1,637)	(3,982)	(541)
—	—	(3,175)	(2,899)	—	—
—	—	—	—	(1,043)	(242)

—		—	—	—	—
(515)	—	(3,872)	(1,561)	—	—
(323)	—	(1,962)	(649)	(6,217)	(8,116)
(4,846)	—	(19,387)	(7,736)	(69,029)	(92,903)
(3,359)	—	(40,157)	(15,104)	—	—
—	—	—	—	(14,095)	(22,679)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(9,043)	—	(70,494)	(29,727)	(94,615)	(124,481)

(3,953)	1,071	(16,846)	12,301	1,446,973	19,538

(97,817)	33,519	(266,148)	28,236	705,383	(10,851)

212,259	178,740	450,355	422,119	612,486	623,337

$114,442	$212,259	$184,207	$450,355	$1,317,869	$612,486

$301	$—	$147	$262	$2,257	$2,198

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	345

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	Russell International Developed Markets Fund		Russell Global Equity Fund
Amounts in thousands	2008	2007	2008	2007*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$49,640	$38,478	$11,419	$7,157
Net realized gain (loss)	(558,025)	324,541	(200,212)	17,499
Net change in unrealized appreciation (depreciation)	(1,503,838)	158,455	(415,008)	111,580

Net increase (decrease) in net assets from operations	(2,012,223)	521,474	(603,801)	136,236

Distributions
From net investment income
Class A	—	—	(30)	—
Class C	—	—	(64)	—
Class E	(1,775)	(1,423)	(148)	—
Class I	(45,917)	(43,118)	—	—
Class S	—	—	(13,124)	—
Class Y	(10,245)	(11,524)	—	—
From net realized gain
Class A	—	—	(51)	—
Class C	—	—	(196)	—
Class E	(10,099)	(5,123)	(267)	—
Class I	(246,649)	(142,647)	—	—
Class S	—	—	(19,733)	—
Class Y	(51,323)	(37,641)	—	—
Return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class E	(1,120)	—	—	—
Class I	(29,026)	—	—	—
Class S	—	—	—	—
Class Y	(6,463)	—	—	—

Net decrease in net assets from distributions	(402,617)	(241,476)	(33,613)	—

Share Transactions
Net increase (decrease) in net assets from share transactions	3,940,041	83,580	272,787	1,020,836

Total Net Increase (Decrease) in Net Assets	1,525,201	363,578	(364,627)	1,157,072

Net Assets
Beginning of period	2,213,771	1,850,193	1,157,072	—

End of period	$3,738,972	$2,213,771	$792,445	$1,157,072

Undistributed (overdistributed) net investment income included in net assets	$14,434	$36,740	$7,238	$8,515

*	For the period February 28, 2007 (commencement of operations) to October 31, 2007.

See accompanying notes which are an integral part of the financial statements.

346	Statements of Changes in Net Assets

Russell Emerging Markets Fund		Russell Tax-Managed U.S. Large Cap Fund		Russell Tax-Managed U.S. Mid & Small Cap Fund
2008	2007	2008	2007	2008	2007

$31,295	$12,977	$4,854	$3,579	$752	$23
21,831	324,329	(54,961)	30,493	(14,261)	21,285
(1,118,139)	430,567	(201,917)	53,439	(83,786)	17,086

(1,065,013)	767,873	(252,024)	87,511	(97,295)	38,394

(235)	—	—	—	—	—
(955)	(540)	—	—	—	—
(806)	(518)	(82)	(73)	—	—
—	—	—	—	—	—
(37,200)	(23,139)	(4,030)	(3,672)	(94)	—
—	—	—	—	—	—

(1,939)	—	—	—	—	—
(11,713)	(6,471)	—	—	(1,169)	(186)
(7,102)	(3,838)	—	—	(276)	(36)
—	—	—	—	—	—
(300,166)	(151,400)	—	—	(19,428)	(2,860)
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(360,116)	(185,906)	(4,112)	(3,745)	(20,967)	(3,082)

428,859	125,659	3,052	37,115	(11,025)	35,657

(996,270)	707,626	(253,084)	120,881	(129,287)	70,969

1,872,548	1,164,922	610,721	489,840	283,549	212,580

$876,278	$1,872,548	$357,637	$610,721	$154,262	$283,549

$(3,418)	$(10,990)	$3,254	$2,514	$723	$43

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	347

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	Russell Strategic Bond Fund		Russell Investment Grade Bond Fund
Amounts in thousands	2008	2007	2008	2007

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$119,425	$57,801	$65,970	$68,814
Net realized gain (loss)	43,062	(129)	15,158	(358)
Net change in unrealized appreciation (depreciation)	(659,832)	6,325	(139,768)	(3,507)

Net increase (decrease) in net assets from operations	(497,345)	63,997	(58,640)	64,949

Distributions
From net investment income
Class A	(49)	—	—	—
Class C	(196)	—	(1,370)	—
Class E	(1,684)	(765)	(2,827)	(1,579)
Class I	(79,819)	(48,727)	(27,909)	(37,229)
Class S	(4,000)	—	(8,764)	—
Class Y	(16,948)	(5,610)	(28,345)	(29,369)
From net realized gain
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—
Return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—

Net decrease in net assets from distributions	(102,696)	(55,102)	(69,215)	(68,177)

Share Transactions
Net increase (decrease) in net assets from share transactions	5,699,545	698,789	(389,847)	207,108

Total Net Increase (Decrease) in Net Assets	5,099,504	707,684	(517,702)	203,880

Net Assets
Beginning of period	1,568,602	860,918	1,615,681	1,411,801

End of period	$6,668,106	$1,568,602	$1,097,979	$1,615,681

Undistributed (overdistributed) net investment income included in net assets	$35,796	$7,314	$3,669	$6,374

See accompanying notes which are an integral part of the financial statements.

348	Statements of Changes in Net Assets

Russell Short Duration Bond Fund		Russell Tax Exempt Bond Fund		Russell Real Estate Securities Fund		Russell Money Market Fund
2008	2007	2008	2007	2008	2007	2008	2007

$18,337	$29,986	$14,223	$12,165	$45,686	$28,721	$238,814	$278,340
4,776	(2,814)	(4,001)	(1,193)	(163,051)	241,068	(251,614)	(17)
(40,228)	7,087	(12,972)	(3,805)	(810,817)	(229,075)	248,865	—

(17,115)	34,259	(2,750)	7,167	(928,182)	40,714	236,065	278,323

(161)	(32)	—	—	(427)	(49)	(16,294)	(8,328)
(637)	(623)	(412)	(334)	(990)	(711)	—	—
(687)	(841)	(668)	(553)	(955)	(725)	—	—
—	—	—	—	—	—	—	—
(16,008)	(31,025)	(13,084)	(11,045)	(40,325)	(29,653)	(222,520)	(270,013)
(1,381)	—	—	—	(3,810)	—	—	—

—	—	—	—	(1,778)	—	—	—
—	—	—	—	(10,592)	(9,460)	—	—
—	—	—	—	(5,508)	(5,015)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	(232,515)	(159,326)	—	—
—	—	—	—	—	—	—	—

—	—	—	—	(35)	—	—	—
—	—	—	—	(85)	—	—	—
—	—	—	—	(75)	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	(3,070)	—	—	—
—	—	—	—	(343)	—	—	—

(18,874)	(32,521)	(14,164)	(11,932)	(300,508)	(204,939)	(238,814)	(278,341)

(49,606)	(687,090)	50,145	75,142	399,017	375,519	(429,063)	1,479,224

(85,595)	(685,352)	33,231	70,377	(829,673)	211,294	(431,812)	1,479,206

470,234	1,155,586	368,439	298,062	2,284,714	2,073,420	5,721,288	4,242,082

$384,639	$470,234	$401,670	$368,439	$1,455,041	$2,284,714	$5,289,476	$5,721,288

$2,247	$1,916	$1,242	$1,183	$(54)	$875	$25	$24

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	349

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Statement of Cash Flows — For the Period Ended October 31, 2008

Amounts in thousands	Russell U.S. Quantitative Equity Fund*
Increase (Decrease) in Cash Cash Flows from Operating Activities
Net decrease in net assets from operations	$(1,637,980)

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
Purchase of investment securities	(3,456,884)
Proceeds from disposition of investment securities	3,626,534
Purchase and sale of short-term investment securities, net	(24,655)
Increase in collateral for securities loaned	(34,754)
Increase in receivables for dividends and interest	(4,824)
Decrease in receivables for investments sold	43,644
Increase in receivables for fund shares sold	(7,157)
Increase in receivables for daily variation margin on futures contracts	(1,364)
Decrease in payables for investments purchased	(46,887)
Increase in payables for fund shares redeemed	8,296
Increase in payables for accrued fees to affiliates	1,567
Increase in payables for other accrued expenses	163
Increase in payables for dividends from securities sold short	57
Increase in payables upon return of securities loaned	34,754
Change in unrealized appreciation on securities on investments	1,494,745
Net realized gain on investments	164,525

Net cash provided by operating activities	$159,780

Cash Flows from Financing Activities
Proceeds from shares sold	2,666,562
Payment on shares redeemed	(2,682,858)
Cash distributions paid	(7,384)

Net cash used in financing activities	(23,680)

Net increase in cash	136,100

Cash
Beginning balance	—

Ending balance	$136,100

Noncash financing activities not included herein consist of reinvestments of distributions and acquisition of Quantitative Equity Fund’s net assets are $171,952 and $3,986,278, respectively.
*	The U.S. Quantitative Equity Fund is the only fund presented herein required to present a Statement of Cash Flows.

See accompanying notes which are an integral part of the financial statements.

350	Statement of Cash Flows

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Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value , Beginning of Period	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Core Equity Fund
Class A
October 31, 2008 (5)	28.57	.03		(7.85)	(7.82)	(.02)	—	—
Class C
October 31, 2008 (5)	28.57	—	(d)	(7.85)	(7.85)	(.01)	—	—
Class E
October 31, 2008	38.09	.31		(14.35)	(14.04)	(.35)	(2.97)	—
October 31, 2007	33.51	.29		6.08	6.37	(.28)	(1.51)	—
October 31, 2006	30.81	.25		3.96	4.21	(.24)	(1.27)	—
October 31, 2005	27.56	.25		3.24	3.49	(.24)	—	—
October 31, 2004	25.75	.16		1.82	1.98	(.17)	—	—
Class I
October 31, 2008	38.08	.41		(14.37)	(13.96)	(.42)	(2.97)	—
October 31, 2007	33.49	.37		6.10	6.47	(.37)	(1.51)	—
October 31, 2006	30.79	.32		3.96	4.28	(.31)	(1.27)	—
October 31, 2005	27.54	.32		3.24	3.56	(.31)	—	—
October 31, 2004	25.72	.23		1.82	2.05	(.23)	—	—
Class S
October 31, 2008 (5)	28.56	.05		(7.87)	(7.82)	(.02)	—	—
Class Y
October 31, 2008	38.07	.37		(14.33)	(13.96)	(.43)	(2.97)	—
October 31, 2007	33.49	.39		6.09	6.48	(.39)	(1.51)	—
October 31, 2006	30.77	.34		3.98	4.32	(.33)	(1.27)	—
October 31, 2005	27.53	.31		3.26	3.57	(.33)	—	—
October 31, 2004	25.72	.25		1.81	2.06	(.25)	—	—
Russell U.S. Quantitative Equity Fund
Class A
October 31, 2008 (5)	30.15	.01		(7.88)	(7.87)	(.02)	—	—
Class C
October 31, 2008 (5)	30.15	(.02)		(7.89)	(7.91)	(.01)	—	—
Class E
October 31, 2008	40.29	.29		(14.34)	(14.05)	(.26)	(3.72)	—
October 31, 2007	39.35	.31		3.80	4.11	(.33)	(2.84)	—
October 31, 2006	35.20	.35		5.02	5.37	(.35)	(.87)	—
October 31, 2005	32.32	.35		2.88	3.23	(.35)	—	—
October 31, 2004	30.10	.23		2.24	2.47	(.25)	—	—
Class I
October 31, 2008	40.30	.38		(14.35)	(13.97)	(.32)	(3.72)	—
October 31, 2007	39.36	.40		3.81	4.21	(.43)	(2.84)	—
October 31, 2006	35.20	.44		5.03	5.47	(.44)	(.87)	—
October 31, 2005	32.32	.44		2.88	3.32	(.44)	—	—
October 31, 2004	30.10	.30		2.24	2.54	(.32)	—	—
Class S
October 31, 2008 (5)	30.18	.02		(7.88)	(7.86)	(.02)	—	—
Class Y
October 31, 2008	40.30	.36		(14.31)	(13.95)	(.34)	(3.72)	—
October 31, 2007	39.36	.42		3.80	4.22	(.44)	(2.84)	—
October 31, 2006	35.20	.46		5.02	5.48	(.45)	(.87)	—
October 31, 2005	32.32	.45		2.88	3.33	(.45)	—	—
October 31, 2004	30.09	.32		2.25	2.57	(.34)	—	—

See accompanying notes which are an integral part of the financial statements.

352	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)		% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.02)	20.73	(27.38)	16,179	1.09		1.10	.73	121

(.01)	20.71	(27.49)	86,199	1.83		1.84	—	121

(3.32)	20.73	(40.01)	94,785.95			1.00	1.07	121
(1.79)	38.09	19.82	49,355.93			.95	.82	113
(1.51)	33.51	14.07	43,911.93			.96	.78	98
(.24)	30.81	12.70	37,666.92			.96	.83	110
(.17)	27.56	7.69	33,143.94			.96	.61	130

(3.39)	20.73	(39.85)	872,188.70			.73	1.37	121
(1.88)	38.08	20.17	1,396,706.68			.70	1.07	113
(1.58)	33.49	14.34	1,095,931.71			.73	1.01	98
(.31)	30.79	12.97	825,172.69			.73	1.06	110
(.23)	27.54	7.99	697,537.71			.72	.84	130

(.02)	20.72	(27.39)	1,249,003.83			.85	1.01	121

(3.40)	20.71	(39.87)	1,927,663.66			.67	1.35	121
(1.90)	38.07	20.23	575,655.63			.65	1.12	113
(1.60)	33.49	14.48	504,168.64			.66	1.07	98
(.33)	30.77	13.00	341,294.65			.67	1.03	110
(.25)	27.53	8.07	104,440.63			.65	.92	130

(.02)	22.26	(26.11)	14,403	1.26	(g)	1.26	.32	118

(.01)	22.23	(26.23)	82,787	2.00	(h)	2.01	(.43)	118

(3.98)	22.26	(38.26)	86,593	1.15	(i)	1.20	.94	118
(3.17)	40.29	11.11	61,842	1.07	(j)	1.09	.79	121
(1.22)	39.35	15.56	56,703.94		(j)	.96	.93	106
(.35)	35.20	10.03	46,352.91			.93	1.01	117
(.25)	32.32	8.22	47,570.92			.93	.71	103

(4.04)	22.29	(38.11)	815,038.93		(o)	.96	1.22	118
(3.27)	40.30	11.40	1,369,379.82		(m)	.84	1.04	121
(1.31)	39.36	15.87	1,201,844.70		(k)	.72	1.18	106
(.44)	35.20	10.30	1,009,002.66			.69	1.26	117
(.32)	32.32	8.46	1,018,806.69			.69	.94	103

(.02)	22.30	(26.05)	1,245,509	1.00	(p)	1.02	.36	118

(4.06)	22.29	(38.07)	1,882,415.85		(q)	.86	1.27	118
(3.28)	40.30	11.44	371,457.77		(n)	.79	1.09	121
(1.32)	39.36	15.93	393,292.64		(l)	.67	1.23	106
(.45)	35.20	10.34	338,308.63			.65	1.30	117
(.34)	32.32	8.58	336,836.61			.61	1.05	103

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	353

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Growth Fund
Class C
October 31, 2008	9.17	(.07)	(3.60)	(3.67)	—	(.41)	—
October 31, 2007	7.84	(.09)	1.42	1.33	—	—	—
October 31, 2006	7.45	(.09)	.48	.39	—	—	—
October 31, 2005	6.85	(.08)	.68	.60	—	—	—
October 31, 2004	6.85	(.11)	.11	—	—	—	—
Class E
October 31, 2008	9.72	— (d)	(3.85)	(3.85)	—	(.41)	—
October 31, 2007	8.25	(.02)	1.49	1.47	—	—	—
October 31, 2006	7.76	(.03)	.52	.49	—	—	—
October 31, 2005	7.08	(.01)	.69	.68	—	—	—
October 31, 2004	7.03	(.05)	.10	.05	—	—	—
Class I
October 31, 2008	9.98	.03	(3.97)	(3.94)	—	(.41)	—
October 31, 2007	8.44	.01	1.53	1.54	—	—	—
October 31, 2006	7.91	.01	.52	.53	— (d)	—	—
October 31, 2005	7.19	.01	.71	.72	—	—	—
October 31, 2004	7.10	(.02)	.11	.09	—	—	—
Class S
October 31, 2008	9.89	.01	(3.92)	(3.91)	—	(.41)	—
October 31, 2007	8.38	(.01)	1.52	1.51	—	—	—
October 31, 2006	7.87	(.01)	.52	.51	—	—	—
October 31, 2005	7.15	— (d)	.72	.72	—	—	—
October 31, 2004	7.08	(.03)	.10	.07	—	—	—
Russell U.S. Value Fund
Class C
October 31, 2008	12.84	.05	(5.19)	(5.14)	(.06)	(1.95)	—
October 31, 2007	12.44	.01	1.16	1.17	(.02)	(.75)	—
October 31, 2006	11.27	.01	1.83	1.84	(.03)	(.64)	—
October 31, 2005	10.15	(.02)	1.16	1.14	(.01)	(.01)	—
October 31, 2004	8.97	(.03)	1.22	1.19	(.01)	—	—
Class E
October 31, 2008	13.10	.12	(5.31)	(5.19)	(.14)	(1.95)	—
October 31, 2007	12.66	.11	1.19	1.30	(.11)	(.75)	—
October 31, 2006	11.43	.11	1.87	1.98	(.11)	(.64)	—
October 31, 2005	10.28	.09	1.16	1.25	(.09)	(.01)	—
October 31, 2004	9.05	.05	1.23	1.28	(.05)	—	—
Class I
October 31, 2008	13.13	.15	(5.32)	(5.17)	(.17)	(1.95)	—
October 31, 2007	12.69	.16	1.18	1.34	(.15)	(.75)	—
October 31, 2006	11.46	.15	1.87	2.02	(.15)	(.64)	—
October 31, 2005	10.30	.13	1.17	1.30	(.13)	(.01)	—
October 31, 2004	9.07	.10	1.22	1.32	(.09)	—	—
Class S
October 31, 2008	13.10	.14	(5.32)	(5.18)	(.15)	(1.95)	—
October 31, 2007	12.67	.14	1.17	1.31	(.14)	(.75)	—
October 31, 2006	11.44	.13	1.87	2.00	(.13)	(.64)	—
October 31, 2005	10.29	.11	1.16	1.27	(.11)	(.01)	—
October 31, 2004	9.05	.08	1.24	1.32	(.08)	—	—

See accompanying notes which are an integral part of the financial statements.

354	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.41)	5.09	(41.76)	6,211	2.21	2.31	(.90)	120
—	9.17	16.96	11,204	2.23	2.27	(1.14)	138
—	7.84	5.23	9,764	2.22	2.27	(1.20)	148
—	7.45	8.76	8,149	2.23	2.32	(1.15)	128
—	6.85	(.15)	5,942	2.25	2.50	(1.53)	134

(.41)	5.46	(41.23)	5,308	1.37	1.48	(.06)	120
—	9.72	17.82	7,104	1.37	1.41	(.28)	138
—	8.25	6.31	6,590	1.36	1.42	(.34)	148
—	7.76	9.60	4,255	1.28	1.40	(.15)	128
—	7.08	.71	5,749	1.36	1.54	(.65)	134

(.41)	5.63	(41.05)	58,509.98		1.13	.33	120
—	9.98	18.25	113,989	1.00	1.06	.09	138
—	8.44	6.75	90,953.95		1.13	.07	148
—	7.91	10.17	112,112.92		1.08	.12	128
—	7.19	1.13	60,006.95		1.20	(.23)	134

(.41)	5.57	(41.19)	44,414	1.19	1.30	.12	120
—	9.89	18.02	79,962	1.16	1.20	(.07)	138
—	8.38	6.48	71,433	1.15	1.21	(.13)	148
—	7.87	10.07	57,324	1.06	1.18	.04	128
—	7.15	.99	51,569	1.09	1.27	(.38)	134

(2.01)	5.69	(46.49)	11,225	2.13	2.13	.54	156
(.77)	12.84	9.73	25,688	2.09	2.09	.06	128
(.67)	12.44	17.01	26,168	2.11	2.11	.08	87
(.02)	11.27	11.23	21,228	2.18	2.20	(.18)	85
(.01)	10.15	13.24	16,834	2.25	2.32	(.31)	96

(2.09)	5.82	(46.08)	6,852	1.31	1.31	1.35	156
(.86)	13.10	10.64	10,774	1.27	1.27	.88	128
(.75)	12.66	18.15	10,871	1.27	1.27	.91	87
(.10)	11.43	12.14	8,770	1.25	1.30	.78	85
(.05)	10.28	14.31	9,167	1.39	1.39	.55	96

(2.12)	5.84	(45.86)	54,530.98		.98	1.69	156
(.90)	13.13	10.97	139,538.94		.94	1.21	128
(.79)	12.69	18.47	131,494.94		.94	1.26	87
(.14)	11.46	12.63	135,759.86		.91	1.14	85
(.09)	10.30	14.77	102,397.95		.95	1.00	96

(2.10)	5.82	(45.98)	111,600	1.13	1.13	1.55	156
(.88)	13.10	10.87	274,355	1.05	1.05	1.10	128
(.77)	12.67	18.32	253,586	1.09	1.10	1.09	87
(.12)	11.44	12.36	198,551	1.07	1.10	.95	85
(.08)	10.29	14.61	173,635	1.10	1.10	.84	96

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	355

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Small & Mid Cap Fund
Class A
October 31, 2008(5)	21.95	.02	(7.02)	(7.00)	—	—	—
Class C
October 31, 2008(5)	21.95	(.01)	(7.01)	(7.02)	—	—	—
Class E
October 31, 2008	31.79	.13	(11.98)	(11.85)	(.17)	(4.82)	—
October 31, 2007	34.16	.05	4.59	4.64	—	(7.01)	—
October 31, 2006	38.43	.02	5.76	5.78	—	(10.05)	—
October 31, 2005	39.28	(.04)	4.44	4.40	(.06)	(5.19)	—
October 31, 2004	36.12	.04	3.12	3.16	—	—	—
Class I
October 31, 2008	31.98	.17	(12.02)	(11.85)	(.26)	(4.82)	—
October 31, 2007	34.31	.12	4.60	4.72	(.04)	(7.01)	—
October 31, 2006	38.57	.09	5.79	5.88	(.09)	(10.05)	—
October 31, 2005	39.39	.04	4.45	4.49	(.12)	(5.19)	—
October 31, 2004	36.19	.10	3.15	3.25	(.05)	—	—
Class S
October 31, 2008(5)	22.06	.03	(7.06)	(7.03)	—	—	—
Class Y
October 31, 2008	31.98	.19	(12.02)	(11.83)	(.31)	(4.82)	—
October 31, 2007	34.32	.15	4.59	4.74	(.07)	(7.01)	—
October 31, 2006	38.58	.12	5.79	5.91	(.12)	(10.05)	—
October 31, 2005	39.41	.07	4.45	4.52	(.16)	(5.19)	—
October 31, 2004	36.22	.14	3.14	3.28	(.09)	—	—
Russell International Developed Markets Fund
Class A
October 31, 2008(5)	34.84	.07	(11.16)	(11.09)	—	—	—
Class C
October 31, 2008(5)	34.84	.03	(11.14)	(11.11)	—	—	—
Class E
October 31, 2008	56.97	.76	(23.85)	(23.09)	(1.29)	(8.01)	(.82)
October 31, 2007	50.51	.83	12.10	12.93	(1.41)	(5.06)	—
October 31, 2006	40.45	.87	9.87	10.74	(.68)	—	—
October 31, 2005	35.15	.57	5.41	5.98	(.68)	—	—
October 31, 2004	31.22	.38	4.29	4.67	(.74)	—	—
Class I
October 31, 2008	57.01	.92	(23.89)	(22.97)	(1.41)	(8.01)	(.88)
October 31, 2007	50.55	.95	12.10	13.05	(1.53)	(5.06)	—
October 31, 2006	40.47	1.00	9.86	10.86	(.78)	—	—
October 31, 2005	35.16	.68	5.39	6.07	(.76)	—	—
October 31, 2004	31.20	.46	4.29	4.75	(.79)	—	—
Class S
October 31, 2008(5)	34.79	.11	(11.16)	(11.05)	—	—	—
Class Y
October 31, 2008	57.03	.64	(23.60)	(22.96)	(1.42)	(8.01)	(.90)
October 31, 2007	50.56	1.01	12.07	13.08	(1.55)	(5.06)	—
October 31, 2006	40.47	.92	9.96	10.88	(.79)	—	—
October 31, 2005	35.17	.68	5.40	6.08	(.78)	—	—
October 31, 2004	31.21	.45	4.33	4.78	(.82)	—	—

See accompanying notes which are an integral part of the financial statements.

356	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

—	14.95	(31.89)	6,982	1.37	1.38	.47	163

—	14.93	(31.98)	33,486	2.11	2.13	(.28)	163

(4.99)	14.95	(43.26)	40,553	1.17	1.22	.60	163
(7.01)	31.79	15.98	38,520	1.13	1.15	.17	143
(10.05)	34.16	17.91	39,987	1.11	1.14	.07	155
(5.25)	38.43	11.53	34,849	1.08	1.11	(.09)	156
—	39.28	8.72	80,542	1.09	1.09	.09	126

(5.08)	15.05	(43.08)	260,535.97		.99	.77	163
(7.05)	31.98	16.21	480,645.93		.95	.38	143
(10.14)	34.31	18.17	471,745.91		.94	.27	155
(5.31)	38.57	11.77	496,716.87		.91	.12	156
(.05)	39.39	8.98	674,280.90		.90	.27	126

—	15.03	(31.87)	475,057	1.10	1.11	.73	163

(5.13)	15.02	(43.09)	501,256.92		.93	.97	163
(7.08)	31.98	16.30	93,321.83		.85	.47	143
(10.17)	34.32	18.31	111,605.82		.85	.36	155
(5.35)	38.58	11.85	112,625.81		.83	.18	156
(.09)	39.41	9.05	159,820.79		.79	.37	126

—	23.75	(31.83)	14,638	1.31	1.32	1.27	100

—	23.73	(31.92)	78,972	2.05	2.06	.53	100

(10.12)	23.76	(48.26)	83,902	1.17	1.22	2.04	100
(6.47)	56.97	28.47	61,533	1.16	1.18	1.64	108
(.68)	50.51	26.84	51,470	1.17	1.19	1.88	83
(.68)	40.45	17.19	41,415	1.15	1.18	1.49	80
(.74)	35.15	15.20	35,442	1.19	1.20	1.13	81

(10.30)	23.74	(48.14)	882,731.92		.95	2.33	100
(6.59)	57.01	28.75	1,792,063.91		.93	1.87	108
(.78)	50.55	27.17	1,420,218.91		.93	2.15	83
(.76)	40.47	17.48	1,127,303.90		.93	1.76	80
(.79)	35.16	15.47	915,469.95		.96	1.36	81

—	23.74	(31.79)	1,052,420	1.06	1.08	2.00	100

(10.33)	23.74	(48.08)	1,626,309.88		.90	1.89	100
(6.61)	57.03	28.85	360,175.86		.88	1.98	108
(.79)	50.56	27.24	378,505.86		.89	1.99	83
(.78)	40.47	17.53	587,751.86		.89	1.76	80
(.82)	35.17	15.54	491,855.87		.88	1.35	81

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	357

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Global Equity Fund
Class A
October 31, 2008	11.37	.08		(5.07)	(4.99)	(.12)	(.19)	—
October 31, 2007(2)	10.00	.05		1.32	1.37	—	—	—
Class C
October 31, 2008	11.31	.01		(5.04)	(5.03)	(.07)	(.19)	—
October 31, 2007(2)	10.00	—	(d)	1.31	1.31	—	—	—
Class E
October 31, 2008	11.37	.08		(5.08)	(5.00)	(.11)	(.19)	—
October 31, 2007(2)	10.00	.06		1.31	1.37	—	—	—
Class S
October 31, 2008	11.39	.10		(5.08)	(4.98)	(.13)	(.19)	—
October 31, 2007(2)	10.00	.08		1.31	1.39	—	—	—
Class Y
October 31, 2008(6)	8.16	—	(d)	(2.07)	(2.07)	—	—	—
Russell Emerging Markets Fund
Class A
October 31, 2008	30.85	.42		(14.73)	(14.31)	(.73)	(5.22)	—
October 31, 2007(3)	20.50	.14		10.21	10.35	—	—	—
Class C
October 31, 2008	29.66	.22		(14.06)	(13.84)	(.49)	(5.22)	—
October 31, 2007	21.17	(.02)		11.80	11.78	(.25)	(3.04)	—
October 31, 2006	16.73	.01		5.14	5.15	(.28)	(.43)	—
October 31, 2005	12.52	.04		4.22	4.26	(.05)	—	—
October 31, 2004	10.68	—	(d)	2.08	2.08	(.24)	—	—
Class E
October 31, 2008	30.84	.38		(14.71)	(14.33)	(.68)	(5.22)	—
October 31, 2007	21.89	.16		12.24	12.40	(.41)	(3.04)	—
October 31, 2006	17.25	.17		5.29	5.46	(.39)	(.43)	—
October 31, 2005	12.93	.16		4.34	4.50	(.18)	—	—
October 31, 2004	10.98	.09		2.15	2.24	(.29)	—	—
Class S
October 31, 2008	30.86	.44		(14.72)	(14.28)	(.74)	(5.22)	—
October 31, 2007	21.91	.22		12.23	12.45	(.46)	(3.04)	—
October 31, 2006	17.25	.21		5.31	5.52	(.43)	(.43)	—
October 31, 2005	12.94	.20		4.34	4.54	(.23)	—	—
October 31, 2004	10.98	.12		2.15	2.27	(.31)	—	—
Class Y
October 31, 2008(6)	15.72	.01		(5.11)	(5.10)	—	—	—

See accompanying notes which are an integral part of the financial statements.

358	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.31)	6.07	(45.03)	2,382	1.55	1.55	.82	160
—	11.37	13.70	2,445	1.58	1.58	.77	62

(.26)	6.02	(45.45)	7,534	2.30	2.30	.07	160
—	11.31	13.10	10,802	2.33	2.33	(.04)	62

(.30)	6.07	(45.07)	10,096	1.55	1.55	.81	160
—	11.37	13.70	15,683	1.58	1.58	.90	62

(.32)	6.09	(44.87)	306,198	1.30	1.30	1.09	160
—	11.39	13.90	1,128,142	1.33	1.33	1.12	62

—	6.09	(25.37)	466,235	1.22	1.22	.52	160

(5.95)	10.59	(56.41)	7,595	1.92	1.92	2.15	65
—	30.85	50.49	3,537	1.88	1.89	.86	67

(5.71)	10.11	(56.77)	25,058	2.66	2.66	1.12	65
(3.29)	29.66	63.90	66,707	2.63	2.64	(.07)	67
(.71)	21.17	31.63	44,977	2.68	2.68	.07	69
(.05)	16.73	33.98	33,961	2.74	2.76	.29	72
(.24)	12.52	20.04	20,467	2.83	2.87	.02	82

(5.90)	10.61	(56.41)	17,976	1.91	1.91	1.86	65
(3.45)	30.84	65.17	41,911	1.88	1.89	.68	67
(.82)	21.89	32.64	27,862	1.93	1.93	.83	69
(.18)	17.25	34.94	18,855	1.99	2.01	1.02	72
(.29)	12.93	20.88	14,169	2.07	2.12	.75	82

(5.96)	10.62	(56.33)	520,064	1.65	1.65	2.15	65
(3.50)	30.86	65.53	1,760,393	1.63	1.64	.94	67
(.86)	21.91	33.04	1,092,083	1.68	1.68	1.06	69
(.23)	17.25	35.27	794,086	1.73	1.76	1.30	72
(.31)	12.94	21.22	549,626	1.83	1.87	1.00	82

—	10.62	(32.44)	305,585	1.63	1.63	1.06	65

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	359

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Tax-Managed U.S. Large Cap Fund
Class C
October 31, 2008	22.78	(.01)	(9.22)	(9.23)	—	—	—
October 31, 2007	19.62	(.06)	3.22	3.16	—	—	—
October 31, 2006	17.68	(.02)	1.96	1.94	—	—	—
October 31, 2005	16.55	.01	1.14	1.15	(.02)	—	—
October 31, 2004	15.02	(.06)	1.59	1.53	—	—	—
Class E
October 31, 2008	23.41	.14	(9.48)	(9.34)	(.11)	—	—
October 31, 2007	20.12	.10	3.31	3.41	(.12)	—	—
October 31, 2006	18.09	.11	2.02	2.13	(.10)	—	—
October 31, 2005	16.93	.15	1.15	1.30	(.14)	—	—
October 31, 2004	15.30	.06	1.63	1.69	(.06)	—	—
Class S
October 31, 2008	23.52	.19	(9.52)	(9.33)	(.16)	—	—
October 31, 2007	20.21	.15	3.32	3.47	(.16)	—	—
October 31, 2006	18.16	.17	2.02	2.19	(.14)	—	—
October 31, 2005	16.99	.20	1.15	1.35	(.18)	—	—
October 31, 2004	15.34	.10	1.63	1.73	(.08)	—	—
Russell Tax-Managed U.S. Mid & Small Cap Fund
Class C
October 31, 2008	15.07	(.07)	(5.09)	(5.16)	—	(1.22)	—
October 31, 2007	13.22	(.13)	2.18	2.05	—	(.20)	—
October 31, 2006	11.59	(.14)	1.77	1.63	—	—	—
October 31, 2005	10.17	(.12)	1.54	1.42	—	—	—
October 31, 2004	9.33	(.13)	.97	.84	—	—	—
Class E
October 31, 2008	16.03	.01	(5.45)	(5.44)	—	(1.22)	—
October 31, 2007	13.93	(.03)	2.33	2.30	—	(.20)	—
October 31, 2006	12.13	(.05)	1.85	1.80	—	—	—
October 31, 2005	10.56	(.04)	1.61	1.57	—	—	—
October 31, 2004	9.62	(.06)	1.00	.94	—	—	—
Class S
October 31, 2008	16.30	.05	(5.56)	(5.51)	(.01)	(1.22)	—
October 31, 2007	14.13	.01	2.36	2.37	—	(.20)	—
October 31, 2006	12.27	(.01)	1.87	1.86	—	—	—
October 31, 2005	10.65	(.01)	1.63	1.62	—	—	—
October 31, 2004	9.68	(.03)	1.00	.97	—	—	—

See accompanying notes which are an integral part of the financial statements.

360	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

—	13.55	(40.52)	13,387	1.92	1.94	(.04)	54
—	22.78	16.11	21,692	1.92	1.92	(.30)	50
—	19.62	10.97	19,112	1.92	1.92	(.13)	61
(.02)	17.68	6.94	16,955	1.91	1.91	.08	43
—	16.55	10.19	13,304	1.92	1.92	(.38)	32

(.11)	13.96	(40.06)	12,645	1.18	1.19	.71	54
(.12)	23.41	17.01	16,891	1.17	1.17	.45	50
(.10)	20.12	11.82	12,726	1.17	1.17	.60	61
(.14)	18.09	7.72	8,695	1.16	1.16	.84	43
(.06)	16.93	11.05	5,991	1.17	1.17	.37	32

(.16)	14.03	(39.91)	331,605.93		.94	.97	54
(.16)	23.52	17.28	572,138.92		.92	.70	50
(.14)	20.21	12.12	458,002.92		.92	.87	61
(.18)	18.16	7.98	386,605.90		.91	1.12	43
(.08)	16.99	11.33	342,640.92		.92	.62	32

(1.22)	8.69	(36.71)	8,653	2.23	2.34	(.63)	72
(.20)	15.07	15.70	14,088	2.25	2.30	(.93)	57
—	13.22	14.06	11,975	2.25	2.35	(1.09)	54
—	11.59	13.96	9,295	2.24	2.37	(1.06)	58
—	10.17	9.00	6,041	2.25	2.34	(1.33)	203

(1.22)	9.37	(36.29)	2,570	1.48	1.59	.11	72
(.20)	16.03	16.70	3,654	1.50	1.55	(.19)	57
—	13.93	14.84	2,523	1.50	1.60	(.34)	54
—	12.13	14.87	1,663	1.48	1.62	(.32)	58
—	10.56	9.77	1,279	1.50	1.59	(.58)	203

(1.23)	9.56	(36.14)	143,039	1.23	1.34	.37	72
(.20)	16.30	16.97	265,807	1.25	1.30	.07	57
—	14.13	15.16	198,081	1.25	1.35	(.09)	54
—	12.27	15.21	156,596	1.22	1.38	(.06)	58
—	10.65	10.02	123,045	1.25	1.34	(.32)	203

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	361

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Strategic Bond Fund
Class A
October 31, 2008(5)	9.99	.08	(.82)	(.74)	(.02)	—	—
Class C
October 31, 2008(5)	9.99	.06	(.80)	(.74)	(.02)	—	—
Class E
October 31, 2008	10.53	.49	(1.33)	(.84)	(.51)	—	—
October 31, 2007	10.48	.50	.01	.51	(.46)	—	—
October 31, 2006	10.44	.45	.04	.49	(.42)	(.03)	—
October 31, 2005	10.70	.35	(.21)	.14	(.32)	(.08)	—
October 31, 2004	10.67	.28	.31	.59	(.38)	(.18)	—
Class I
October 31, 2008	10.51	.52	(1.33)	(.81)	(.54)	—	—
October 31, 2007	10.46	.52	.02	.54	(.49)	—	—
October 31, 2006	10.43	.47	.03	.50	(.44)	(.03)	—
October 31, 2005	10.69	.38	(.22)	.16	(.34)	(.08)	—
October 31, 2004	10.65	.30	.32	.62	(.40)	(.18)	—
Class S
October 31, 2008(5)	9.98	.08	(.80)	(.72)	(.02)	—	—
Class Y
October 31, 2008	10.51	.51	(1.32)	(.81)	(.54)	—	—
October 31, 2007	10.46	.52	.02	.54	(.49)	—	—
October 31, 2006	10.43	.64	(.13)	.51	(.45)	(.03)	—
October 31, 2005(1)	10.74	.14	(.26)	(.12)	(.19)	—	—
Russell Investment Grade Bond Fund
Class C
October 31, 2008	20.76	.72	(2.00)	(1.28)	(.80)	—	—
October 31, 2007(4)	20.76	.08	(.08)	—	—	—	—
Class E
October 31, 2008	20.77	.92	(2.00)	(1.08)	(.99)	—	—
October 31, 2007	20.82	.96	(.02)	.94	(.99)	—	—
October 31, 2006	20.75	.92	.04	.96	(.89)	—	—
October 31, 2005	21.88	.74	(.61)	.13	(.73)	(.53)	—
October 31, 2004	22.12	.63	.48	1.11	(.69)	(.66)	—
Class I
October 31, 2008	20.76	.97	(2.00)	(1.03)	(1.04)	—	—
October 31, 2007	20.82	1.04	(.06)	.98	(1.04)	—	—
October 31, 2006	20.75	.97	.05	1.02	(.95)	—	—
October 31, 2005	21.87	.80	(.61)	.19	(.78)	(.53)	—
October 31, 2004	22.11	.68	.49	1.17	(.75)	(.66)	—
Class S
October 31, 2008	20.76	.95	(2.01)	(1.06)	(1.01)	—	—
October 31, 2007(4)	20.75	.01	—	.01	—	—	—
Class Y
October 31, 2008	20.77	.98	(2.00)	(1.02)	(1.05)	—	—
October 31, 2007	20.83	1.04	(.05)	.99	(1.05)	—	—
October 31, 2006	20.76	.99	.04	1.03	(.96)	—	—
October 31, 2005	21.88	.80	(.61)	.19	(.78)	(.53)	—
October 31, 2004	22.12	.70	.48	1.18	(.76)	(.66)	—

See accompanying notes which are an integral part of the financial statements.

362	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.02)	9.23	(7.42)	22,437.93		1.07	4.40	131

(.02)	9.23	(7.54)	97,063	1.68	1.82	3.63	131

(.51)	9.18	(8.45)	135,857.88		1.00	4.79	131
(.46)	10.53	4.99	18,101.93		.96	4.69	698
(.45)	10.48	4.81	15,119.92		.96	4.27	270
(.40)	10.44	1.37	9,268.93		.95	3.32	198
(.56)	10.70	5.65	7,489.96		.96	2.64	196

(.54)	9.16	(8.26)	1,330,676.66		.69	5.10	131
(.49)	10.51	5.27	1,415,575.67		.70	4.97	698
(.47)	10.46	4.95	744,559.70		.73	4.51	270
(.42)	10.43	1.65	560,896.69		.71	3.55	198
(.58)	10.69	5.99	461,966.72		.72	2.85	196

(.02)	9.24	(7.23)	1,915,099.69		.82	4.33	131

(.54)	9.16	(8.11)	3,166,974.55		.66	5.20	131
(.49)	10.51	5.30	134,926.63		.66	5.01	698
(.48)	10.46	5.03	101,240.63		.67	4.60	270
(.19)	10.43	(1.15)	40,259.64		.67	3.74	198

(.80)	18.68	(6.47)	29,741	1.60	1.63	3.54	105
—	20.76	—	35,689	1.60	1.62	4.21	199

(.99)	18.70	(5.57)	48,193.67		.71	4.48	105
(.99)	20.77	4.64	53,663.65		.67	4.76	199
(.89)	20.82	4.79	31,504.64		.67	4.45	125
(1.26)	20.75	.60	29,632.65		.68	3.49	202
(1.35)	21.88	5.22	27,515.65		.66	2.88	154

(1.04)	18.69	(5.29)	406,332.41		.44	4.74	105
(1.04)	20.76	4.85	689,651.40		.42	4.99	199
(.95)	20.82	5.06	829,914.40		.42	4.70	125
(1.31)	20.75	.88	788,808.38		.40	3.76	202
(1.41)	21.87	5.52	752,229.39		.40	3.15	154

(1.01)	18.69	(5.46)	133,108.54		.57	4.61	105
—	20.76	.05	226,995.53		.55	5.30	199

(1.05)	18.70	(5.24)	480,605.37		.40	4.78	105
(1.05)	20.77	4.90	609,683.36		.38	5.04	199
(.96)	20.83	5.11	550,383.35		.38	4.77	125
(1.31)	20.76	.91	398,882.35		.37	3.81	202
(1.42)	21.88	5.58	285,228.33		.34	3.18	154

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	363

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Short Duration Bond Fund
Class A
October 31, 2008	18.81	.74	(1.55)	(.81)	(.78)	—	—
October 31, 2007(3)	18.71	.49	.09	.58	(.48)	—	—
Class C
October 31, 2008	18.76	.60	(1.55)	(.95)	(.64)	—	—
October 31, 2007	18.66	.59	.14	.73	(.63)	—	—
October 31, 2006	18.63	.50	.03	.53	(.50)	—	—
October 31, 2005	19.04	.31	(.40)	(.09)	(.31)	(.01)	—
October 31, 2004	19.01	.19	(.01)	.18	(.15)	—	—
Class E
October 31, 2008	18.82	.74	(1.55)	(.81)	(.77)	—	—
October 31, 2007	18.73	.72	.14	.86	(.77)	—	—
October 31, 2006	18.70	.65	.03	.68	(.65)	—	—
October 31, 2005	19.10	.46	(.41)	.05	(.44)	(.01)	—
October 31, 2004	19.08	.34	(.01)	.33	(.31)	—	—
Class S
October 31, 2008	18.79	.79	(1.55)	(.76)	(.82)	—	—
October 31, 2007	18.70	.75	.16	.91	(.82)	—	—
October 31, 2006	18.67	.69	.03	.72	(.69)	—	—
October 31, 2005	19.07	.51	(.41)	.10	(.49)	(.01)	—
October 31, 2004	19.05	.38	(.01)	.37	(.35)	—	—
Class Y
October 31, 2008(6)	18.11	.08	(.78)	(.70)	(.20)	—	—
Russell Tax Exempt Bond Fund
Class C
October 31, 2008	21.31	.55	(.80)	(.25)	(.55)	—	—
October 31, 2007	21.63	.58	(.32)	.26	(.58)	—	—
October 31, 2006	21.45	.57	.17	.74	(.56)	—	—
October 31, 2005	22.03	.51	(.61)	(.10)	(.48)	—	—
October 31, 2004	21.99	.53	.04	.57	(.53)	—	—
Class E
October 31, 2008	21.38	.72	(.82)	(.10)	(.71)	—	—
October 31, 2007	21.70	.76	(.34)	.42	(.74)	—	—
October 31, 2006	21.52	.73	.17	.90	(.72)	—	—
October 31, 2005	22.10	.67	(.60)	.07	(.65)	—	—
October 31, 2004	22.06	.69	.04	.73	(.69)	—	—
Class S
October 31, 2008	21.36	.77	(.82)	(.05)	(.77)	—	—
October 31, 2007	21.67	.80	(.32)	.48	(.79)	—	—
October 31, 2006	21.49	.79	.16	.95	(.77)	—	—
October 31, 2005	22.07	.72	(.60)	.12	(.70)	—	—
October 31, 2004	22.03	.75	.03	.78	(.74)	—	—

See accompanying notes which are an integral part of the financial statements.

364	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.78)	17.22	(4.60)	4,566.96		.99	3.98	146
(.48)	18.81	3.16	1,363.92		.93	3.92	173

(.64)	17.17	(5.28)	21,508	1.70	1.73	3.23	146
(.63)	18.76	3.98	16,075	1.67	1.68	3.18	173
(.50)	18.66	2.89	21,840	1.65	1.66	2.71	112
(.32)	18.63	(.50)	30,290	1.65	1.66	1.65	203
(.15)	19.04	.97	38,427	1.63	1.66	1.00	132

(.77)	17.24	(4.59)	14,144.95		.98	3.96	146
(.77)	18.82	4.72	17,092.92		.93	3.95	173
(.65)	18.73	3.69	26,800.90		.91	3.49	112
(.45)	18.70	.25	24,851.90		.91	2.43	203
(.31)	19.10	1.74	23,181.88		.91	1.76	132

(.82)	17.21	(4.30)	233,223.70		.72	4.20	146
(.82)	18.79	4.99	435,704.67		.68	4.20	173
(.69)	18.70	3.95	1,106,946.65		.65	3.73	112
(.50)	18.67	.51	1,158,439.65		.66	2.67	203
(.35)	19.07	1.98	1,135,332.63		.66	2.01	132

(.20)	17.21	(3.88)	111,198.65		.73	4.28	146

(.55)	20.51	(1.25)	16,541	1.54	1.56	2.61	54
(.58)	21.31	1.21	12,722	1.55	1.55	2.72	72
(.56)	21.63	3.50	11,819	1.56	1.56	2.66	63
(.48)	21.45	(.46)	10,493	1.53	1.53	2.31	43
(.53)	22.03	2.62	10,611	1.53	1.53	2.39	37

(.71)	20.57	(.46)	18,422.79		.81	3.37	54
(.74)	21.38	1.96	19,442.80		.80	3.48	72
(.72)	21.70	4.26	11,805.80		.81	3.41	63
(.65)	21.52	.31	8,572.78		.78	3.07	43
(.69)	22.10	3.38	6,488.78		.78	3.14	37

(.77)	20.54	(.23)	366,707.54		.56	3.61	54
(.79)	21.36	2.26	336,275.55		.55	3.72	72
(.77)	21.67	4.53	274,438.55		.56	3.66	63
(.70)	21.49	.55	228,604.53		.53	3.31	43
(.74)	22.07	3.64	185,587.53		.53	3.39	37

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	365

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Real Estate Securities Fund
Class A
October 31, 2008	52.29	.88	(19.82)	(18.94)	(.86)	(5.64)	(.06)
October 31, 2007(3)	57.37	.11	(4.50)	(4.39)	(.69)	—	—
Class C
October 31, 2008	51.42	.60	(19.49)	(18.89)	(.55)	(5.64)	(.04)
October 31, 2007	56.11	.20	.27	.47	(.34)	(4.82)	—
October 31, 2006	46.08	.22	15.14	15.36	(.35)	(4.98)	—
October 31, 2005	43.10	.42	6.66	7.08	(.43)	(3.67)	—
October 31, 2004	33.94	.46	9.92	10.38	(1.21)	(.01)	—
Class E
October 31, 2008	52.36	.89	(19.87)	(18.98)	(.84)	(5.64)	(.06)
October 31, 2007	56.95	.62	.28	.90	(.67)	(4.82)	—
October 31, 2006	46.62	.59	15.36	15.95	(.64)	(4.98)	—
October 31, 2005	43.55	.76	6.74	7.50	(.76)	(3.67)	—
October 31, 2004	34.24	.75	10.04	10.79	(1.47)	(.01)	—
Class S
October 31, 2008	52.94	1.02	(20.12)	(19.10)	(.94)	(5.64)	(.07)
October 31, 2007	57.53	.75	.28	1.03	(.80)	(4.82)	—
October 31, 2006	47.03	.73	15.51	16.24	(.76)	(4.98)	—
October 31, 2005	43.90	.88	6.79	7.67	(.87)	(3.67)	—
October 31, 2004	34.51	.87	10.09	10.96	(1.56)	(.01)	—
Class Y
October 31, 2008(6)	38.52	(.32)	(10.79)	(11.11)	(.20)	—	(.02)
Russell Money Market Fund
Class A
October 31, 2008	1.0000	.0324	.0016	.0340	(.0340)	—	—
October 31, 2007	1.0000	.0517	—	.0517	(.0517)	—	—
October 31, 2006	1.0000	.0464	—	.0464	(.0464)	—	—
October 31, 2005	1.0000	.0271	—	.0271	(.0271)	—	—
October 31, 2004	1.0000	.0108	—	.0108	(.0108)	—	—
Class S
October 31, 2008	1.0000	.0344	.0007	.0351	(.0351)	—	—
October 31, 2007	1.0000	.0527	—	.0527	(.0527)	—	—
October 31, 2006	1.0000	.0474	—	.0474	(.0474)	—	—
October 31, 2005	1.0000	.0280	—	.0280	(.0280)	—	—
October 31, 2004	1.0000	.0117	—	.0117	(.0117)	—	—

See accompanying notes which are an integral part of the financial statements.

366	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(6.56)	26.79	(39.97)	15,978	1.34	1.34	2.30	66
(.69)	52.29	(7.70)	7,868	1.32	1.33	.35	70

(6.23)	26.30	(40.42)	51,273	2.09	2.09	1.56	66
(5.16)	51.42	.56	98,745	2.07	2.08	.38	70
(5.33)	56.11	36.63	110,287	2.07	2.08	.45	49
(4.10)	46.08	17.22	81,876	2.10	2.10	.95	64
(1.22)	43.10	30.97	61,089	2.12	2.12	1.20	38

(6.54)	26.84	(39.99)	32,758	1.34	1.34	2.29	66
(5.49)	52.36	1.33	51,299	1.32	1.33	1.13	70
(5.62)	56.95	37.65	59,768	1.32	1.32	1.19	49
(4.43)	46.62	18.09	40,296	1.35	1.35	1.71	64
(1.48)	43.55	32.00	29,436	1.37	1.37	1.95	38

(6.65)	27.19	(39.83)	884,480	1.09	1.09	2.57	66
(5.62)	52.94	1.57	2,126,802	1.07	1.08	1.38	70
(5.74)	57.53	38.04	1,903,365	1.07	1.07	1.46	49
(4.54)	47.03	18.35	1,434,109	1.10	1.10	1.95	64
(1.57)	43.90	32.30	1,171,513	1.11	1.11	2.23	38

(.22)	27.19	(28.98)	470,552	1.01	1.01	(10.48)	66

(.0340)	1.0000	3.45	415,233.26		.42	3.24	—
(.0517)	1.0000	5.30	291,636.25		.40	5.18	—
(.0464)	1.0000	4.74	76,031.25		.40	4.82	—
(.0271)	1.0000	2.74	14,410.25		.40	2.91	—
(.0108)	1.0000	1.08	3,989.25		.40	1.18	—

(.0351)	1.0000	3.56	4,874,243.16		.32	3.44	—
(.0527)	1.0000	5.40	5,429,652.15		.30	5.27	—
(.0474)	1.0000	4.84	4,166,051.15		.30	4.78	—
(.0280)	1.0000	2.82	3,145,592.15		.30	2.83	—
(.0117)	1.0000	1.17	2,958,692.15		.30	1.16	—

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	367

Russell Investment Company

Russell Funds

Notes to Financial Highlights — October 31, 2008

(1)	For the period June 23, 2005 (commencement of operations) to October 31, 2005.
(2)	For the period February 28, 2007 (commencement of operations) to October 31, 2007.
(3)	For the period March 1, 2007 (commencement of operations) to October 31, 2007.
(4)	For the period October 22, 2007 (commencement of operations) to October 31, 2007.
(5)	For the period September 2, 2008 (commencement of operations) to October 31, 2008.
(6)	For the period September 26, 2008 (commencement of operations) to October 31, 2008.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Less than $.01 per share.
(e)	May reflect amounts waived and/or reimbursed by RIMCo (“Russell Investment Management Company”) and/or RFSC (“Russell Fund Services Company”), and for certain funds, custody credit arrangements.
(f)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(g)	The annualized net expense ratio is 1.09% not including the dividend and interest expense from short sales.
(h)	The annualized net expense ratio is 1.84% not including the dividend and interest expense from short sales.
(i)	The annualized net expense ratio is 0.94% not including the dividend and interest expense from short sales.
(j)	The annualized net expense ratio is 0.93% not including the dividend and interest expense from short sales.
(k)	The annualized net expense ratio is 0.69% not including the dividend and interest expense from short sales.
(l)	The annualized net expense ratio is 0.63% not including the dividend and interest expense from short sales.
(m)	The annualized net expense ratio is 0.68% not including the dividend and interest expense from short sales.
(n)	The annualized net expense ratio is 0.64% not including the dividend and interest expense from short sales.
(o)	The annualized net expense ratio is 0.71% not including the dividend and interest expense from short sales.
(p)	The annualized net expense ratio is 0.83% not including the dividend and interest expense from short sales.
(q)	The annualized net expense ratio is 0.65% not including the dividend and interest expense from short sales.

See accompanying notes which are an integral part of the financial statements.

368	Notes to Financial Highlights

Russell Investment Company

Russell Funds

Notes to Financial Statements — October 31, 2008

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 38 different investment portfolios referred to as Funds. These financial statements report on 16 of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a second amended and restated master trust agreement dated October 1, 2008. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Through December 31, 2007, Russell Investment Management Company (“RIMCo”) was the adviser, administrator and transfer agent of the Funds, providing advisory, administrative and transfer agency services to the Funds. Effective January 1, 2008, RIMCo is the Funds’ adviser and Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. There was no change in the services provided to the Funds or, in aggregate, fees paid by the Funds for advisory, administrative and transfer agency services.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures and pricing services which include market value procedures, fair value procedures and a description of the pricing services used by the Funds. Russell money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to RFSC.

Ordinarily, the Funds value each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•	U.S. listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price.

•	U.S. over-the-counter equities: Official closing price; last bid price if no closing price.

•	Listed ADRs/GDRs: Last sale price; last bid price if no last sale price.

•	Municipal bonds, U.S. bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price.

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

The value of swap agreements is equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the fair value procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds’ Board of Trustees believes reflects fair value. The fair value procedures may involve subjective judgments as to the fair value of securities. The use of fair value pricing by a Fund may cause the net asset

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value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

Recent Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management adopted SFAS 157 on November, 1 2008.

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years or interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements disclosures.

In September 2008, FASB issued FASB Staff Position (“FSP”) No. 133-1 and 45-4 “Disclosures about Credit Derivatives and Certain Guarantees”. FSP No. 133-1 and 45-4 are effective for fiscal years and interim periods ending after November 15, 2008. FSP No. 133-1 and 45-4 require enhanced disclosures about the Funds’ credit derivatives. Management is currently evaluating the impact the adoption of FSP 133-1 and 45-4 will have on the Funds’ financial statements disclosures.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

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It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision is required for the Funds.

In accordance with the provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109” (“FIN 48”), adopted by the Funds on November 1, 2007, management has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. At October 31, 2008, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files a U. S. tax return. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending October 31, 2005 through October 31, 2007, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Daily	Monthly	Russell Money Market Fund
Monthly	Early in the following month	Russell Strategic Bond and Russell Tax Exempt Bond Funds
Quarterly	April, July, October and December	Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Value, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Real Estate Securities Funds
Annually	Mid-December	Russell U.S. Growth, Russell U.S. Small & Mid Cap,
Russell International Developed Markets, Russell Global
Equity, Russell Emerging Markets, Russell Tax-Managed
U.S. Large Cap and Russell Tax-Managed U.S. Mid & Small
Cap Funds

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds will pay their own expenses other than those expressly assumed by RIMCo or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class I, Class S and Class Y. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

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Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds may record a deferred tax liability in respect of the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2008. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Funds. The amounts related to capital gains taxes are included in net realized gain (loss) on investments in the Statements of Operations for the Funds.

	Deferred Tax Liability	Capital Gains Taxes

Russell International Developed Markets Fund	$—	$(56,854)
Russell Global Equity Fund	—	10,685
Russell Emerging Markets Fund	274,785	(2,559,505)

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting its investment strategies.

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. The Funds may pursue their strategy of being fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash reserves were actually invested in those markets. Hedging is also used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

372	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). From time to time the Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Real Estate Securities Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statements of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

Forward Commitments

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Loan Agreements

The Russell Strategic Bond, Russell Investment Grade Bond and Russell Short Duration Bond Funds may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Funds purchase assignments from lenders it acquires direct rights against the borrower on the loan. At the period ended October 31, 2008, the Russell Strategic Bond Fund had $4,000,000 in unfunded loan commitments.

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments on the Statements of Operations.

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The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

A Fund may enter into a swaption (swap option). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s Statement of Assets and Liabilities.

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of October 31, 2008, the Funds had cash collateral balances in connection with futures contracts purchased (sold) as follows:

Cash Collateral

Russell International Developed Markets Fund	$24,203,248
Russell Emerging Markets Fund	14,500,000
Russell Investment Grade Bond Fund	3,381,971
Russell Strategic Bond Fund	9,431,790
Russell Short Duration Bond Fund	734,700

Swap Agreements

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of agreements including interest rate, credit default and currency swaps. The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with those objectives and strategies. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds will not enter into any swaps unless the unsecured senior debt or the claims-paying ability of the other

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party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more liquid.

The Fixed Income Funds may enter into credit default swaps. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Fund may act as either the buyer or the seller of a credit default swap. In an unhedged credit default swap, a Fund buys credit default protection without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller in a credit default swap, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or other specified credit event) by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap option than when its purchases a credit default swap. As a buyer of credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

Swap agreements generally are entered into by “eligible participants” and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (“CEA”) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

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The Funds, other than the Russell Money Market Fund, may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds will only enter into swap agreements with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines.

As of October 31, 2008, the Funds had cash collateral balances in connection with swap contracts purchased (sold) as follows:

Cash Collateral

Russell Investment Grade Bond Fund	$(500,000)
Russell Strategic Bond Fund	$(12,841,297)

Short Sales

The Russell U.S. Quantitative Equity Fund may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Fund also may use securities it owns to meet any such collateral obligations. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of section 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (e.g., taking an offsetting long position in the security sold short.) As of October 31, 2008, $1,257,912,863 was held as collateral.

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations for the Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Repurchase Agreements

The Fixed Income Funds and the Russell Money Market Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The

376	Notes to Financial Statements

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resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. In addition, RIMCo will monitor the Fund’s repurchase agreement transactions generally and will evaluate the credit worthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. A Fund will not invest more than 15% (10% in the case of the Russell Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. Mortgage-backed securities (“MBS”) often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys MBS at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The value of MBS may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in MBS including those that are issued by private issuers, a Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

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Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities (other than mortgage-backed securities) present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market and Credit Risk

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to the credit risk, the Funds may be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the assets recorded in the financial statements (The “Assets”). Assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks in respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc., Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc., among other Lehman subsidiaries, filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers

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group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain funds had direct holdings, swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuers, counterparties or guarantors at the time the relevant Lehman Brothers entities filed for protection or were placed in administration. The direct holdings, associated with Lehman Brothers have been written down to their estimated recoverable values. Unrealized gain on foreign exchange swaps or other derivatives transactions have been written down to zero, while anticipated losses for such transactions associated with Lehman Brothers have been incorporated as components of other liabilities on the Statement of Assets and Liabilities and net changes in realized gain (loss) or unrealized appreciation (depreciation) on the Statements of Operations.

RIMCo or the Funds’ Money Managers have delivered notices of default and early termination to the relevant Lehman Brothers entities where required. For transactions with Lehman Brothers counterparties, RIMCo or the Funds’ Money Managers have terminated trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Capital Support Agreement

A Capital Support Agreement (the “Agreement”) was entered into as of September 15, 2008, by and between RIMCo and RIC, on behalf of Russell Money Market Fund (the “Fund”). The Agreement requires RIMCo to make a payment to the Fund under certain circumstances in the event there are payment defaults or a restructuring with respect to certain specified Lehman Brothers Holdings, Inc. securities (the “Lehman Securities”) or realized losses from the disposition of Lehman Securities that cause the Fund’s market-based valuation to fall below a stated threshold compared to the Fund’s net asset value calculated under the amortized cost method. As of October 31, 2008, the market value of the Lehman Securities totaled $47,352,500 and the securities at amortized cost were $402,764,934. To the extent that the Fund subsequently recovers defaulted payments on the Lehman Securities with respect to which RIMCo has made a payment to the Fund, the Fund is obligated to repay RIMCo for its related prior payments, subject to certain limitations. The maximum amount RIMCo could be required to contribute under the Agreement is limited to $403 million in the aggregate. As of October 31, 2008 the value of the Agreement was $355,412,434. The performance of RIMCo’s obligations under the Agreement is guaranteed by Frank Russell Company (the “Primary Guarantor”) and Northwestern Mutual Life Insurance Company (the “Secondary Guarantor” and, together with the Primary Guarantor, the “Guarantors”) both affiliates of RIMCo.

The contribution obligation under the Agreement is subject to stated conditions and restrictions. The Agreement terminates on the earlier to occur of: (i) the repayment in full, in cash, of all Lehman Securities; (ii) RIMCo and the Guarantors having made Capital Contributions (as defined in the Agreement), in the aggregate, equal to the Maximum Contribution Amount (as defined in the Agreement); and (iii) so long as RIMCo, the Primary Guarantor and the Secondary Guarantor are not in default with respect to their obligations arising under this Agreement or any Guaranty (as defined in the Agreement), September 15, 2009 (the “Termination Date”).

The Fund will sell the Lehman Securities: (i) within fifteen (15) calendar days following any change in the Secondary Guarantor’s financial strength ratings such that the Secondary Guarantor’s obligations no longer qualify as “First Tier Securities,” as defined in sub-paragraph (a)(12) of Rule 2a-7; or (ii) on the business day immediately prior to the Termination Date, provided that the Fund shall not be required to complete any such sale if (A) the amount the Fund expects to receive on such sale date would not result in a Loss (as defined in the Agreement) or the payment of a Capital Contribution Amount (as defined in the Agreement), or (B) with respect to an event described above in clause (i), if RIMCo substitutes an obligation or credit support that satisfies the requirement of a First Tier Security within fifteen (15) calendar days from the occurrence of such event and during that 15 day period the Secondary Guarantor’s obligations qualify as “Second Tier Securities” (as defined in Rule 2a-7).

Temporary Guarantee Program

The U.S. Treasury Department has established a Temporary Guarantee Program (“Program”) for money market funds. Under the Program, the U.S. Treasury will guarantee to investors in participating money market funds that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund’s net asset value per share falls below $0.995, commonly referred to as breaking the buck. At a meeting held on September 29, 2008, the Board of Trustees of RIC determined that the Russell Money Market Fund will participate in the Program. By written consent dated December 3, 2008, the Board of Trustees of Russell Investment Company

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Notes to Financial Statements, continued — October 31, 2008 determined that the Russell Money Market Fund will participate in the extended term of the Program, as discussed below. The Russell Money Market Fund is responsible for payment of fees required to participate in the Program and is responsible for the additional fees required to participate in the extended term of the Program.

The Program provides coverage to shareholders of the Russell Money Market Fund for amounts that they held in the Russell Money Market Fund as of the close of business on September 19, 2008. Any increase in the number of shares of the Russell Money Market Fund held in an account after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of the Russell Money Market Fund for a new account after the close of business on September 19, 2008 will not be guaranteed. In the event that shares held as of the close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Russell Money Market Fund as of the close of business on September 19, 2008 or (ii) the amounts held in the Russell Money Market Fund on the date the guarantee is triggered.

Under the terms of the Program, if the guarantee is triggered, the Board of Trustees of RIC will be required to initiate the actions necessary under applicable state and federal law to commence the liquidation of the Russell Money Market Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program.

The Program is designed to address temporary dislocations in credit markets. The initial term of the Program was a three month term beginning September 19, 2008. The Secretary of the Treasury has determined to extend the Program until April 30, 2009, after which the Secretary of the Treasury will review the need and terms for further extending the Program. The Secretary has the option to renew the Program up to the close of business on September 18, 2009. The Program will not automatically extend without the Secretary's approval, and the Russell Money Market Fund would have to renew its participation to maintain coverage and pay additional fees required in connection with any additional renewal. If the Secretary chooses not to renew the Program at the end of the extended term, the Program will terminate. Guarantee payments to participants under the Program will not exceed the amount available in the U.S. Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion.

The Russell Money Market Fund is not in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

3.	Investment Transactions

Securities

During the period ended October 31, 2008, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Russell U.S. Core Equity Fund	$2,611,343,598	$2,771,766,567
Russell U.S. Quantitative Equity Fund	2,590,668,059	2,706,660,549
Russell U.S. Growth Fund	207,630,067	221,327,429
Russell U.S. Value Fund	486,860,175	567,027,304
Russell U.S. Small & Mid Cap Fund	1,055,026,533	1,103,507,737
Russell International Developed Markets Fund	2,394,232,281	2,050,746,769
Russell Global Equity Fund	1,790,308,418	1,604,517,546
Russell Emerging Markets Fund	901,102,301	932,309,577
Russell Tax-Managed U.S. Large Cap Fund	279,621,710	268,426,185
Russell Tax-Managed U.S. Mid & Small Cap Fund	161,842,115	189,034,666
Russell Strategic Bond Fund	2,464,762,970	1,332,990,499
Russell Investment Grade Bond Fund	505,604,990	659,438,853
Russell Short Duration Bond Fund	331,936,105	296,692,701
Russell Tax Exempt Bond Fund	255,090,982	207,214,644
Russell Real Estate Securities Fund	1,542,504,074	1,311,531,912

Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Russell Strategic Bond Fund	$1,707,475,496	$2,336,765,954
Russell Investment Grade Bond Fund	1,080,958,383	1,295,646,962
Russell Short Duration Bond Fund	269,196,304	334,974,736

380	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008

Written Options Contracts

Transactions in written options contracts for the period ended October 31, 2008 for the following Funds were as follows:

	Russell International Developed Markets Fund		Russell Emerging Markets Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Outstanding October 31, 2007	—	$—	278	$501,369
Opened	3,387	15,706,800	5,076	5,470,230
Closed	(3,387)	(15,706,800)	(4,084)	(4,685,546)
Expired	—	—	—	—

Outstanding October 31, 2008	—	$—	1,270	$1,286,053

	Russell Strategic Bond Fund		Russell Investment Grade Bond Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Outstanding October 31, 2007	4,199	$1,549,298	4,362	$1,040,705
Opened	4,668	8,953,535	4,397	2,818,429
Closed	(4,189)	(2,037,479)	(3,181)	(1,204,409)
Expired	(3,376)	(1,190,780)	(4,694)	(1,955,158)

Outstanding October 31, 2008	1,302	$7,274,574	884	$699,567

	Russell Short Duration Bond Fund
	Number of Contracts	Premiums Received

Outstanding October 31, 2007	15	$544,681
Opened	25	1,505,841
Closed	(17)	(550,221)
Expired	(8)	(1,224)

Outstanding October 31, 2008	15	$1,499,077

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company (“State Street”) in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in russell money market funds is included in the Schedules of Investments. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

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The Funds that participate in securities lending have cash collateral invested in the State Street Securities Lending Quality Trust Fund (“SLQT”). The short-term portfolio instruments held by SLQT are valued on the basis of amortized cost. Issuances and redemptions of interests in SLQT are made on each business day (“valuation date”). Currently, interests in SLQT are purchased and redeemed at a constant net asset value of $1.00 per share. In the event that a significant disparity develops between the net asset value based on amortized cost and the market based net asset value of SLQT, the Trustee of SLQT may determine that continued redemption at a constant $1.00 net asset value would create inequitable results for the SLQT’s interest holders. In these circumstances, the Trustee of SLQT, in its sole discretion and acting on behalf of the SLQT interest holders, may direct that interests be redeemed at the market-based net asset value until such time as the disparity between the market-based and the constant net asset value per share is deemed to be insignificant.

The Funds that participate in securities lending also invest their cash collateral in the Russell Money Market Fund.

As of October 31, 2008, the non-cash collateral pledged for the securities on loan in the following funds was as follows:

	Non-Cash Collateral Value	Non-Cash Collateral Holding

Russell U.S. Core Equity Fund	$1,422,515	Pool of U.S. Government Securities
Russell U.S. Quantitative Equity Fund	380,761	Pool of U.S. Government Securities
Russell U.S. Value Fund	200,217	Pool of U.S. Government Securities
Russell U.S. Small & Mid Cap Fund	232,795	Pool of U.S. Government Securities
Russell International Developed Markets Fund	631,467	Pool of U.S. Government Securities

Custodian

The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended October 31, 2008, the Funds’ custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statements of Operations:

Amount Paid

Russell U.S. Core Equity Fund	$2,816
Russell U.S. Quantitative Equity Fund	2,310
Russell U.S. Growth Fund	478
Russell U.S. Value Fund	1,057
Russell U.S. Small & Mid Cap Fund	2,434
Russell International Developed Markets Fund	27,776
Russell Global Equity Fund	2,995
Russell Emerging Markets Fund	21,748
Russell Tax-Managed U.S. Large Cap Fund	875
Russell Tax-Managed U.S. Mid & Small Cap Fund	1,353
Russell Strategic Bond Fund	78,763
Russell Investment Grade Bond Fund	95,746
Russell Short Duration Bond Fund	11,243
Russell Tax Exempt Bond Fund	1,057
Russell Real Estate Securities Fund	3,836
Russell Money Market Fund	28,894

Brokerage Commissions

The Funds effect certain transactions through BNY ConvergeFX Group — LJR Recapture Services (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may,

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Notes to Financial Statements, continued — October 31, 2008 with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors.

LJR may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

Effective January 1, 2008, transactions effected through LJR are used solely to generate commission rebates to the Funds and no longer to obtain research services.

Additionally, the Fund paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

Through December 31, 2007, RIMCo was the adviser and administrator of all of the Funds which comprise the Investment Company. Effective January 1, 2008, RIMCo advises the Funds and RFSC is the Funds administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The Investment Company Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell Money Market Fund. As of October 31, 2008, $1,479,879,738 represents Investment Company Funds and investment by the Russell Investment Funds (“RIF”) in the Russell Money Market Fund. RIF employs the same investment adviser as RIC. In addition, a portion of the collateral received from the Investment Company’s securities lending program in the amount of $1,150,000,000 is invested in the Russell Money Market Fund.

The advisory and administrative fees are based upon the average daily net assets of each Fund and the rates specified in the table below, are payable monthly and total $130,058,159 and $12,343,656 respectively, for the period ended October 31, 2008.

	Annual Rate
Funds	Adviser	Administrator
Russell U.S. Core Equity	0.55%	.05%
Russell U.S. Quantitative Equity	0.55	.05
Russell U.S. Growth	0.80	.05
Russell U.S. Value	0.70	.05
Russell U.S. Small & Mid Cap	0.70	.05
Russell International Developed Markets	0.70	.05
Russell Global Equity	0.95	.05
Russell Emerging Markets	1.15	.05
Russell Tax-Managed U.S. Large Cap	0.70	.05
Russell Tax-Managed U.S. Mid & Small Cap	0.98	.05
Russell Strategic Bond	0.50	.05
Russell Investment Grade Bond	0.25	.05
Russell Short Duration Bond	0.45	.05
Russell Tax Exempt Bond	0.30	.05
Russell Real Estate Securities	0.80	.05
Russell Money Market	0.20	.05

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Notes to Financial Statements, continued — October 31, 2008

For the Russell U.S. Core Equity Fund, Russell U.S. Quantitative Equity Fund, Russell U.S. Small & Mid Cap Fund, Russell International Developed Markets Fund, Russell Strategic Bond Fund, and Russell Investment Grade Bond Fund, RIMCO had contractually agreed to waive 0.02% of its administrative fees through September 30, 2008. The total waivers for this period were as follows:

Amount

Russell U.S. Core Equity Fund	$390,611
Russell U.S. Quantitative Equity Fund	309,448
Russell U.S. Small & Mid Cap Fund	112,740
Russell International Developed Market Fund	387,130
Russell Strategic Bond Fund	356,788
Russell Investment Grade Bond Fund	261,933

For the Russell U.S. Growth Fund, RIMCo has contractually agreed to waive, at least until February 28, 2009, up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct Fund-level expenses for the Russell U.S. Growth Fund do not include 12b-1, shareholder services, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the fiscal year ended October 31, 2008 was $190,252. There were no reimbursements for the fiscal year ended October 31, 2008.

For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo has contractually agreed to waive, at least until February 28, 2009, up to the full amount of its 0.98% advisory fees and then to reimburse the Fund for other direct Fundlevel expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct Fund-level expenses for the Russell Tax-Managed U.S. Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the fiscal year ended October 31, 2008 was $248,827. There were no reimbursements for the fiscal year ended October 31, 2008.

On October 1, 2008, the Russell Strategic Bond Fund’s direct Fund-level expenses were capped at 0.51%. RIMCo has contractually agreed to waive, at least until February 28, 2010, up to the full amount of its 0.50% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.51% of the average daily net assets of that Fund on an annual basis. Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Russell Strategic Bond Fund invests which are borne indirectly by the Russell Strategic Bond Fund. The total amount of the waiver for the fiscal year ended October 31, 2008 was $911,796. There were no reimbursements for the fiscal year ended October 31, 2008.

For the Russell Short Duration Bond Fund, RIMCo has contractually agreed to waive, at least until February 28, 2009, up to the full amount of its 0.45% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.65% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct fund-level expenses for the Russell Short Duration Bond Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the fiscal year ended October 31, 2008 was $40,729. There were no reimbursements for the fiscal year ended October 31, 2008.

RIMCo has contractually agreed to waive, at least until February 28, 2010, 0.15% of its 0.20% advisory fee for the Russell Money Market Fund. The total amount of the waiver for the fiscal year ended October 31, 2008 was $10,463,661.

The Adviser does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent

Through December 31, 2007, RIMCo was the Transfer and Dividend Disbursing Agent. Effective January 1, 2008, RFSC serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo and RFSC are paid a fee for transfer agency and dividend disbursing services provided to the Funds. RIMCo and RFSC retain a portion of this fee for their

384	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008 services provided to the Funds and pay the balance to unaffiliated agents who assist in providing these services. Total transfer agency fees paid by the Funds presented herein for the period ended October 31, 2008 were $20,506,476.

Effective September 1, 2008, (October 1, 2008 for the Russell Money Market Fund) transfer agent fees were charged at the class level. Prior to this date, transfer agent fees were charged at the Fund level.

RFSC has contractually agreed to waive, at least through February 28, 2010, a portion of its transfer agency fees as follows:

Funds/Classes	Waivers
Russell U.S. Core Equity-Class E	0.13%
Russell U.S. Core Equity-Class I	0.05
Russell U.S. Quantitative Equity-Class E	0.13
Russell U.S. Quantitative Equity-Class I	0.05
Russell U.S. Growth-Class I	0.05
Russell U.S. Small & Mid Cap-Class E	0.13
Russell International Developed Markets-Class E	0.13
Russell International Developed Markets-Class I	0.05
Russell Tax-Managed U.S. Large Cap-Class C, E & S	0.08
Russell Tax-Managed U.S. Mid & Small Cap-Class C, E & S	0.03
Russell Strategic Bond-Class A, C & S	0.02
Russell Strategic Bond-Class E	0.13
Russell Strategic Bond-Class I	0.05
Russell Investment Grade Bond-Class E	0.13
Russell Investment Grade Bond-Class I	0.05
Russell Short Duration Bond-Class A, C, E & S	0.08
Russell Tax Exempt Bond-Class C, E & S	0.08
Russell Money Market -Class A	0.01
Russell Money Market -Class S	0.12

For the fiscal year ended October 31, 2008, the total transfer agent fee waivers are as follows:

Amount

Russell U.S. Core Equity Fund	$107,181
Russell U.S. Quantitative Equity Fund	96,141
Russell U.S. Growth Fund	39,899
Russell U.S. Small & Mid Cap Fund	10,311
Russell International Developed Markets Fund	112,319
Russell Tax-Managed U.S. Large Cap Fund	57,104
Russell Tax-Managed U.S. Mid & Small Cap Fund	9,844
Russell Strategic Bond Fund	217,801
Russell Investment Grade Bond Fund	48,682
Russell Short Duration Bond Fund	47,333
Russell Tax Exempt Bond Fund	56,405
Russell Money Market Fund	772,271

Distributor and Shareholder Servicing

On June 2, 2008, Russell Fund Distributors, Inc., a wholly owned subsidiary of RIMCo, changed its name to Russell Financial Services, Inc. (the “Distributor”). The Distributor serves as distributor for RIC, pursuant to the Distribution Agreement with the Investment Company.

The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Selling Agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class A and Class C shares subject to the Distribution Plan. With the exception of the Russell Money Market Fund, the 12b-1 distribution payments shall not exceed 0.25% or 0.75% of the average daily net assets of a Fund’s Class A or Class C shares, respectively, on

Notes to Financial Statements	385

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an annual basis. The 12b-1 distribution payments shall not exceed 0.15% of the Russell Money Market Fund’s average daily net assets of the Fund’s Class A shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitations are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

The aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions.

For the period ended October 31, 2008, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares

Russell U.S. Core Equity Fund	$233
Russell U.S. Quantitative Equity Fund	—
Russell U.S. Small & Mid Cap Fund	70
Russell International Developed Markets Fund	79
Russell Global Equity Fund	212
Russell Emerging Markets Fund	35
Russell Strategic Bond Fund	—
Russell Short Duration Bond Fund	—
Russell Real Estate Securities Fund	155
Russell Money Market Fund	618

For the period ended October 31, 2008, the sales commissions paid to the selling agents for the sales of Class A shares are as follows:

	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

Russell U.S. Core Equity Fund	$12,620	$2,175
Russell U.S. Quantitative Equity Fund	9,699	1,789
Russell U.S. Small & Mid Cap Fund	5,035	794
Russell International Developed Markets Fund	14,916	2,780
Russell Global Equity Fund	37,412	6,961
Russell Emerging Markets Fund	69,634	12,414
Russell Strategic Bond Fund	6,094	1,200
Russell Short Duration Bond Fund	18,753	3,766
Russell Real Estate Securities Fund	167,974	27,973
Russell Money Market Fund	—	—

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates as October 31, 2008 were as follows:

	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund

Advisory Fees	$1,999,659	$1,944,236	$—	$111,309	$787,187	$2,306,575
Administration Fees	181,792	176,749	4,935	7,951	56,228	167,379
Distribution Fees	59,727	57,208	4,015	7,310	23,494	56,382
Shareholder Servicing Fees	39,503	36,981	2,462	3,960	16,168	39,244
Transfer Agent Fees	330,748	308,203	19,079	28,354	138,009	276,269
Trustee Fees	—	—	—	—	—	—

	$2,611,429	$2,523,377	$30,491	$158,884	$1,021,086	$2,845,849

386	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008

	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax-Managed U.S. Large Cap Fund	Russell Tax-Managed U.S. Small & Mid Cap Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund

Advisory Fees	$653,026	$881,110	$218,783	$97,966	$2,111,109	$244,156
Administration Fees	34,370	38,470	15,627	6,991	302,280	48,832
Distribution Fees	5,409	18,944	8,558	5,738	70,042	19,734
Shareholder Servicing Fees	3,823	9,781	5,515	2,463	51,324	17,335
Transfer Agent Fees	55,924	102,648	31,905	22,199	438,943	50,398
Trustee Fees	—	—	—	—	—	—

	$752,552	$1,050,953	$280,388	$135,357	$2,973,698	$380,455

	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Real Estate Securities Fund	Russell Money Market fund
Advisory Fees	$112,566	$104,221	$1,036,928	$227,874
Administration Fees	17,033	17,370	65,018	227,875
Distribution Fees	14,622	10,491	38,806	36,609
Shareholder Servicing Fees	7,676	7,379	19,102	—
Transfer Agent Fees	25,374	34,494	158,632	56,910
Trustee Fees	—	—	—	15,166

	$177,271	$173,955	$1,318,486	$564,434

Affiliated Brokerage Commissions

The Funds will effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers and for each Fund’s cash reserves.

Board of Trustees

The Russell Fund Complex consists of RIC, which has 38 Funds, and RIF, which has nine Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $60,000 ($52,000 prior to January 1, 2008) per year, $6,500 for each regular quarterly meeting attended in person, $2,500 ($2,000 prior to January 1, 2008) for each special meeting attended in person, and $2,500 ($2,000 prior to January 1, 2008) for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 ($500 prior to January 1, 2008) fee for attending quarterly and special meetings and a $500 fee for attending committee meetings by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $52,000.

Notes to Financial Statements	387

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Notes to Financial Statements, continued — October 31, 2008

5.	Federal Income Taxes

At October 31, 2008, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	10/31/09	10/31/10	10/31/11	10/31/12

Russell U.S. Core Equity	$—	$—	$—	$—
Russell U.S. Quantitative Equity	—	—	—	—
Russell U.S. Growth	—	—	—	—
Russell U.S. Value	1,393,793	362,611	—	—
Russell U.S. Small & Mid Cap	—	—	—	—
Russell International Developed Markets	—	—	—	—
Russell Global Equity	—	—	—	—
Russell Emerging Markets	—	—	—	—
Russell Tax-Managed U.S. Large Cap	—	46,414,873	—	—
Russell Tax-Managed U.S. Mid & Small Cap	—	—	—	—
Russell Strategic Bond	—	—	—	—
Russell Investment Grade Bond	—	—	—	—
Russell Short Duration Bond	—	—	—	—
Russell Tax Exempt Bond	—	—	—	357,343
Russell Real Estate Securities	—	—	—	—
Russell Money Market	35,378	—	43,223	—

Funds	10/31/13	10/31/14	10/31/15	10/31/16	Totals
Russell U.S. Core Equity	$—	$—	$—	$448,494,718	448,494,718
Russell U.S. Quantitative Equity	—	—	—	300,317,173	300,317,173
Russell U.S. Growth	—	—	—	20,065,350	20,065,350
Russell U.S. Value	—	—	—	71,282,905	73,039,309
Russell U.S. Small & Mid Cap	—	—	—	294,033,706	294,033,706
Russell International Developed Markets	—	—	—	506,675,262	506,675,262
Russell Global Equity	—	—	—	174,572,421	174,572,421
Russell Emerging Markets	—	—	—	—	—
Russell Tax-Managed U.S. Large Cap	—	—	—	52,837,432	99,252,305
Russell Tax-Managed U.S. Mid & Small Cap	—	—	—	11,463,649	11,463,649
Russell Strategic Bond	—	—	—	—	—
Russell Investment Grade Bond	—	9,735,242	—	—	9,735,242
Russell Short Duration Bond	4,743,484	7,439,440	1,010,941	—	13,193,865
Russell Tax Exempt Bond	—	634,298	1,197,042	4,001,028	6,189,711
Russell Real Estate Securities	—	—	—	96,444,114	96,444,114
Russell Money Market	3,147	11,753	17,488	2,749,077	2,860,066

Russell U.S. Value Fund had a capital loss carryforward of $11,874,284 that it acquired from the Equity Income Fund and Equity III Fund of which $1,393,793 and $362,611 will expire on October 31 of the years of 2009 and 2010, respectively.

Russell Investment Grade Bond Fund had a capital loss carryforward of $13,283,390 that it acquired from the Diversified Bond Fund which will expire on October 31, 2013. This capital loss carryforward can be utilized without any limitation until its expiration date.

388	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008

At October 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small & Mid Cap Fund

Cost of Investments	$5,556,338,359	$6,097,300,771	$187,021,650	$313,921,275	$2,047,333,411

Unrealized Appreciation	197,779,281	116,479,026	7,056,768	10,364,978	37,243,987
Unrealized Depreciation	(1,393,692,711)	(1,724,503,943)	(37,913,039)	(84,141,776)	(459,570,343)

Net Unrealized Appreciation (Depreciation)	$(1,195,913,430)	$(1,608,024,917)	$(30,856,271)	$(73,776,798)	$(422,326,356)

Undistributed Ordinary Income	$3,859,981	$—	$301,234	$147,096	$2,257,353
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(448,494,718)	$(300,317,173)	$(20,065,350)	$(73,039,309)	$(294,033,706)
Tax Composition of Distributions:
Ordinary Income	$68,669,805	$53,000,179	$—	$17,110,870	$32,179,027
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$116,994,210	$126,887,674	$9,065,689	$53,383,277	$62,435,606
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Funds	Russell Tax-Managed U.S. Large Cap Fund	Russell Tax-Managed U.S. Mid & Small Cap Fund
Cost of Investments	$5,377,336,634	$1,220,135,360	$1,342,249,698	$458,780,140	$242,143,529

Unrealized Appreciation	155,368,692	6,406,601	75,253,915	51,522,683	16,495,093
Unrealized Depreciation	(1,481,850,689)	(331,335,897)	(448,654,815)	(85,868,206)	(44,754,563)

Net Unrealized Appreciation (Depreciation)	$(1,326,481,997)	$(324,929,296)	$(373,400,900)	$(34,345,523)	$(28,259,470)

Undistributed Ordinary Income	$—	$4,442,945	$—	$3,253,829	$722,651
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(506,675,262)	$(174,572,421)	$38,078,991	$(99,252,305)	$(11,463,649)
Tax Composition of Distributions:
Ordinary Income	$203,748,240	$32,286,133	$130,957,175	$4,112,667	$2,580,582
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$198,869,552	$1,327,797	$229,157,997	$—	$18,387,486
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$35,747,771	$—	$—	$—	$—

	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Real Estate Securities Funds
Cost of Investments	$9,895,749,333	$1,618,454,341	$460,376,958	$406,823,363	$2,109,365,338

Unrealized Appreciation	29,448,816	3,154,894	841,807	2,026,351	172,410,653
Unrealized Depreciation	(1,231,112,567)	(151,557,845)	(42,019,729)	(15,036,601)	(477,774,544)

Net Unrealized Appreciation (Depreciation)	$(1,201,663,751)	$(148,402,951)	$(41,177,922)	$(13,010,250)	$(305,363,891)

Undistributed Ordinary Income	$54,435,220	$1,826,870	$—	$1,242,055	$—
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$18,008,714	$(9,735,242)	$(13,193,865)	$(6,189,711)	$(96,444,114)
Tax Composition of Distributions:
Ordinary Income	$102,696,042	$69,215,905	$18,873,498	$168,768	$79,897,937
Tax-Exempt Income	$—	$—	$—	$13,994,757	$—
Long-Term Capital Gains	$—	$—	$—	$—	$217,002,040
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$3,608,265

Notes to Financial Statements	389

Russell Investment Company

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Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2008 and October 31, 2007 were as follows:

	Shares		Dollars
Russell U.S. Core Equity Fund	2008	2007	2008	2007

Class A(4)
Proceeds from shares sold	49	—	$1,040	$—
Shares issued in connection with acquisition of Diversified Equity Fund	788	—	21,768	—
Proceeds from reinvestment of distributions	1	—	15	—
Payments for shares redeemed	(57)	—	(1,200)	—

Net increase (decrease)	781	—	21,623	—

Class C(4)
Proceeds from shares sold	81	—	1,833	—
Shares issued in connection with acquisition of Diversified Equity Fund	4,360	—	120,382	—
Proceeds from reinvestment of distributions	1	—	30	—
Payments for shares redeemed	(281)	—	(6,413)	—

Total net increase (decrease)	4,161	—	115,832	—

Class E
Proceeds from shares sold	1,542	226	48,472	7,867
Shares issued in connection with acquisition of Diversified Equity Fund	2,376	—	65,598	—
Proceeds from reinvestment of distributions	166	65	5,392	2,153
Payments for shares redeemed	(807)	(305)	(21,785)	(10,662)

Total net increase (decrease)	3,277	(14)	97,677	(642)

Class I
Proceeds from shares sold	14,102	9,610	411,577	333,059
Proceeds from reinvestment of distributions	3,580	1,754	116,547	58,436
Payments for shares redeemed	(12,279)	(7,409)	(359,017)	(258,274)

Net increase (decrease)	5,403	3,955	169,107	133,221

Class S(4)
Proceeds from shares sold	4,511	—	103,706	—
Shares issued in connection with acquisition of Diversified Equity Fund	138,687	—	3,827,755	—
Proceeds from reinvestment of distributions	49	—	1,176	—
Payments for shares redeemed	(82,973)	—	(2,193,369)	—

Net increase (decrease)	60,274	—	1,739,268	—

Class Y
Proceeds from shares sold	86,858	4,069	2,335,213	143,003
Proceeds from reinvestment of distributions	1,548	779	49,634	25,923
Payments for shares redeemed	(10,447)	(4,783)	(305,883)	(165,344)

Net increase (decrease)	77,959	65	2,078,964	3,582

Total increase (decrease)	151,855	4,006	$4,222,471	$136,161

390	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell U.S. Quantitative Equity Fund	2008	2007	2008	2007

Class A(4)
Proceeds from shares sold	35	—	$807	$—
Shares issued in connection with acquisition of Quantitative Equity Fund	637	—	18,674	—
Proceeds from reinvestment of distributions	—	—	12	—
Payments for shares redeemed	(25)	—	(564)	—

Net increase (decrease)	647	—	18,929	—

Class C(4)
Proceeds from shares sold	39	—	931	—
Shares issued in connection with acquisition of Quantitative Equity Fund	3,893	—	114,059	—
Proceeds from reinvestment of distributions	2	—	48	—
Payments for shares redeemed	(210)	—	(4,843)	—

Net increase (decrease)	3,724	—	110,195	—

Class E
Proceeds from shares sold	912	300	30,643	11,626
Shares issued in connection with acquisition of Quantitative Equity Fund	2,241	—	65,716	—
Proceeds from reinvestment of distributions	202	114	6,891	4,268
Payments for shares redeemed	(1,000)	(320)	(30,090)	(12,508)

Net increase (decrease)	2,355	94	73,160	3,386

Class I
Proceeds from shares sold	11,477	8,735	352,169	338,225
Proceeds from reinvestment of distributions	3,667	2,494	125,065	93,386
Payments for shares redeemed	(12,551)	(7,787)	(393,403)	(302,189)

Net increase (decrease)	2,593	3,442	83,831	129,422

Class S(4)
Proceeds from shares sold	3,362	—	80,296	—
Shares issued in connection with acquisition of Quantitative Equity Fund	129,013	—	3,787,829	—
Proceeds from reinvestment of distributions	40	—	1,022	—
Payments for shares redeemed	(76,554)	—	(2,151,043)	—

Net increase (decrease)	55,861	—	1,718,104	—

Class Y
Proceeds from shares sold	77,514	1,335	2,201,716	51,414
Proceeds from reinvestment of distributions	1,158	871	38,914	32,596
Payments for shares redeemed	(3,436)	(2,982)	(102,915)	(115,308)

Net increase (decrease)	75,236	(776)	2,137,715	(31,298)

Total increase (decrease)	140,416	2,760	$4,141,934	$101,510

Notes to Financial Statements	391

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Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell U.S Growth Fund	2008	2007	2008	2007

Class C
Proceeds from shares sold	386	272	$3,026	$2,251
Proceeds from reinvestment of distributions	59	—	496	—
Payments for shares redeemed	(447)	(294)	(3,349)	(2,439)

Net increase (decrease)	(2)	(22)	173	(188)

Class E
Proceeds from shares sold	358	124	2,826	1,080
Proceeds from reinvestment of distributions	36	—	323	—
Payments for shares redeemed	(152)	(192)	(1,187)	(1,661)

Net increase (decrease)	242	(68)	1,962	(581)

Class I
Proceeds from shares sold	2,118	3,420	17,849	30,678
Proceeds from reinvestment of distributions	496	—	4,557	—
Payments for shares redeemed	(3,648)	(2,780)	(28,748)	(25,125)

Net increase (decrease)	(1,034)	640	(6,342)	5,553

Class S
Proceeds from shares sold	2,838	3,441	22,676	30,716
Proceeds from reinvestment of distributions	354	—	3,220	—
Payments for shares redeemed	(3,301)	(3,887)	(25,642)	(34,429)

Net increase (decrease)	(109)	(446)	254	(3,713)

Total increase (decrease)	(903)	104	$(3,953)	$1,071

	Shares		Dollars
Russell U.S. Value Fund	2008	2007	2008	2007

Class C
Proceeds from shares sold	272	267	$2,524	$3,372
Proceeds from reinvestment of distributions	387	124	3,762	1,506
Payments for shares redeemed	(686)	(493)	(5,936)	(6,263)

Net increase (decrease)	(27)	(102)	350	(1,385)

Class E
Proceeds from shares sold	596	188	5,942	2,445
Proceeds from reinvestment of distributions	215	60	2,115	747
Payments for shares redeemed	(456)	(284)	(3,831)	(3,658)

Net increase (decrease)	355	(36)	4,226	(466)

Class I
Proceeds from shares sold	2,576	2,329	23,618	30,178
Proceeds from reinvestment of distributions	2,060	718	20,349	8,957
Payments for shares redeemed	(5,920)	(2,779)	(54,303)	(36,156)

Net increase (decrease)	(1,284)	268	(10,336)	2,979

392	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell U.S. Value Fund	2008	2007	2008	2007

Class S
Proceeds from shares sold	5,201	5,909	$46,975	$76,224
Proceeds from reinvestment of distributions	4,220	1,374	41,639	17,102
Payments for shares redeemed	(11,191)	(6,361)	(99,700)	(82,153)

Net increase (decrease)	(1,770)	922	(11,086)	11,173

Total increase (decrease)	(2,726)	1,052	$(16,846)	$12,301

	Shares		Dollars
Russell U.S. Small & Mid Cap Fund	2008	2007	2008	2007

Class A(4)
Proceeds from shares sold	29	—	$540	$—
Shares issued in connection with acquisition of Special Growth Fund	468	—	9,842	—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(30)	—	(514)	—

Net increase (decrease)	467	—	9,868	—

Class C(4)
Proceeds from shares sold	59	—	1,027	—
Shares issued in connection with acquisition of Special Growth Fund	2,322	—	48,878	—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(139)	—	(2,307)	—

Net increase (decrease)	2,242	—	47,598	—

Class E
Proceeds from shares sold	767	253	17,761	7,632
Shares issued in connection with acquisition of Special Growth Fund	1,148	—	24,167	—
Proceeds from reinvestment of distributions	261	275	6,343	7,810
Payments for shares redeemed	(675)	(486)	(14,853)	(14,776)

Net increase (decrease)	1,501	42	33,418	666

Class I
Proceeds from shares sold	5,656	3,301	120,374	99,503
Proceeds from reinvestment of distributions	2,916	3,156	71,050	90,141
Payments for shares redeemed	(6,288)	(5,176)	(143,610)	(159,018)

Net increase (decrease)	2,284	1,281	47,814	30,626

Notes to Financial Statements	393

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell U.S. Small & Mid Cap Fund	2008	2007	2008	2007

Class S(4)
Proceeds from shares sold	2,552	—	$42,399	$—
Shares issued in connection with acquisition of Special Growth Fund	59,237	—	1,252,855	—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(30,175)	—	(603,517)	—

Net increase (decrease)	31,614	—	691,737	—

Class Y
Proceeds from shares sold	30,169	718	608,874	20,760
Proceeds from reinvestment of distributions	622	803	15,138	22,921
Payments for shares redeemed	(334)	(1,855)	(7,474)	(55,435)

Net increase (decrease)	30,457	(334)	616,538	(11,754)

Total increase (decrease)	68,565	989	$1,446,973	$19,538

	Shares		Dollars
Russell International Developed Markets Fund	2008	2007	2008	2007

Class A(4)
Proceeds from shares sold	38	—	$1,022	$—
Shares issued in connection with acquisition of International Securities Fund	615	—	20,043	—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(37)	—	(1,058)	—

Net increase (decrease)	616	—	20,007	—

Class C(4)
Proceeds from shares sold	68	—	1,812	—
Shares issued in connection with acquisition of International Securities Fund	3,524	—	114,815	—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(264)	—	(7,259)	—

Net increase (decrease)	3,328	—	109,368	—

Class E
Proceeds from shares sold	1,091	194	42,444	9,669
Shares issued in connection with acquisition of International Securities Fund	2,219	—	72,286	—
Proceeds from reinvestment of distributions	287	135	12,223	6,282
Payments for shares redeemed	(1,146)	(267)	(35,887)	(13,603)

Net increase (decrease)	2,451	62	91,066	2,348

394	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell International Developed Markets Fund	2008	2007	2008	2007

Class I
Proceeds from shares sold	13,131	7,653	$482,224	$382,992
Proceeds from reinvestment of distributions	7,125	3,711	302,631	172,747
Payments for shares redeemed	(14,502)	(8,025)	(540,930)	(400,986)

Net increase (decrease)	5,754	3,339	243,925	154,753

Class S(4)
Proceeds from shares sold	4,745	—	128,454	—
Shares issued in connection with acquisition of International Securities Fund	100,726	—	3,277,639	—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(61,132)	—	(1,941,393)	—

Net increase (decrease)	44,339	—	1,464,700	—

Class Y
Proceeds from shares sold	62,545	3,218	2,015,787	160,123
Proceeds from reinvestment of distributions	1,608	878	68,012	40,861
Payments for shares redeemed	(1,973)	(5,267)	(72,824)	(274,505)

Net increase (decrease)	62,180	(1,171)	2,010,975	(73,521)

Total increase (decrease)	118,668	2,230	$3,940,041	$83,580

	Shares		Dollars
Russell Global Equity Fund	2008	2007(1)	2008	2007(1)

Class A
Proceeds from shares sold	280	314	$2,732	$3,256
Proceeds from reinvestment of distributions	7	—	77	—
Payments for shares redeemed	(110)	(99)	(1,009)	(1,049)

Net increase (decrease)	177	215	1,800	2,207

Class C
Proceeds from shares sold	562	1,116	5,243	11,534
Proceeds from reinvestment of distributions	24	—	253	—
Payments for shares redeemed	(290)	(161)	(2,505)	(1,694)

Net increase (decrease)	296	955	2,991	9,840

Class E
Proceeds from shares sold	508	1,650	4,578	16,391
Proceeds from reinvestment of distributions	40	—	415	—
Payments for shares redeemed	(265)	(270)	(2,343)	(2,851)

Net increase (decrease)	283	1,380	2,650	13,540

Notes to Financial Statements	395

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Global Equity Fund	2008	2007(1)	2008	2007(1)

Class S
Proceeds from shares sold	35,054	106,414	$324,167	$1,072,533
Proceeds from reinvestment of distributions	3,135	—	32,505	—
Payments for shares redeemed	(86,923)	(7,392)	(707,623)	(77,284)

Net increase (decrease)	(48,734)	99,022	(350,951)	995,249

Class Y(5)
Proceeds from shares sold	76,684	—	617,039	—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(114)	—	(742)	—

Net increase (decrease)	76,570	—	616,297	—

Total increase (decrease)	28,592	101,572	$272,787	$1,020,836

	Shares		Dollars
Russell Emerging Markets Fund	2008	2007	2008	2007

Class A
Proceeds from shares sold	686	169	$16,260	$3,936
Proceeds from reinvestment of distributions	90	—	1,983	—
Payments for shares redeemed	(174)	(54)	(3,254)	(1,347)

Net increase (decrease)	602	115 (2)	14,989	2,589 (2)

Class C
Proceeds from shares sold	510	440	9,946	10,003
Proceeds from reinvestment of distributions	565	346	12,037	6,707
Payments for shares redeemed	(846)	(662)	(15,712)	(15,321)

Net increase (decrease)	229	124	6,271	1,389

Class E
Proceeds from shares sold	848	531	16,454	12,605
Proceeds from reinvestment of distributions	348	214	7,725	4,273
Payments for shares redeemed	(861)	(658)	(17,113)	(15,434)

Net increase (decrease)	335	87	7,066	1,444

Class S
Proceeds from shares sold	23,398	16,902	435,199	385,688
Proceeds from reinvestment of distributions	14,622	8,412	324,016	168,078
Payments for shares redeemed	(46,096)	(18,123)	(796,088)	(433,529)

Net increase (decrease)	(8,076)	7,191	(36,873)	120,237

396	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Emerging Markets Fund	2008	2007	2008	2007

Class Y(5)
Proceeds from shares sold	28,801	—	$437,719	$—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(25)	—	(313)	—

Net increase (decrease)	28,776	—	437,406	—

Total increase (decrease)	21,866	7,517	$428,859	$125,659

	Shares		Dollars
Russell Tax-Managed U.S Large Cap Fund	2008	2007	2008	2007

Class C
Proceeds from shares sold	365	187	$7,218	$3,940
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(329)	(209)	(6,080)	(4,556)

Net increase (decrease)	36	(22)	1,138	(616)

Class E
Proceeds from shares sold	295	180	5,728	3,879
Proceeds from reinvestment of distributions	4	4	82	73
Payments for shares redeemed	(115)	(94)	(2,169)	(2,033)

Net increase (decrease)	184	90	3,641	1,919

Class S
Proceeds from shares sold	7,676	4,919	144,863	106,174
Proceeds from reinvestment of distributions	170	168	3,770	3,467
Payments for shares redeemed	(8,532)	(3,420)	(150,360)	(73,829)

Net increase (decrease)	(686)	1,667	(1,727)	35,812

Total increase (decrease)	(466)	1,735	$3,052	$37,115

	Shares		Dollars
Russell Tax-Managed U.S. Mid & Small Cap Fund	2008	2007	2008	2007

Class C
Proceeds from shares sold	338	196	$4,041	$2,764
Proceeds from reinvestment of distributions	89	13	1,124	180
Payments for shares redeemed	(367)	(181)	(4,194)	(2,587)

Net increase (decrease)	60	28	971	357

Class E
Proceeds from shares sold	104	71	1,308	1,072
Proceeds from reinvestment of distributions	20	3	276	37
Payments for shares redeemed	(78)	(27)	(982)	(405)

Net increase (decrease)	46	47	602	704

Notes to Financial Statements	397

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Tax-Managed U.S. Mid & Small Cap Fund	2008	2007	2008	2007

Class S
Proceeds from shares sold	8,242	4,958	$109,484	$75,154
Proceeds from reinvestment of distributions	1,340	189	18,522	2,723
Payments for shares redeemed	(10,935)	(2,855)	(140,604)	(43,281)

Net increase (decrease)	(1,353)	2,292	(12,598)	34,596

Total increase (decrease)	(1,247)	2,367	$(11,025)	$35,657

	Shares		Dollars
Russell Strategic Bond Fund	2008	2007	2008	2007

Class A(4)
Proceeds from shares sold	110	—	$1,063	$—
Shares issued in connection with acquisition of
Multistrategy Bond Fund	2,421	—	23,851	—
Proceeds from reinvestment of distributions	5	—	45	—
Payments for shares redeemed	(106)	—	(1,003)	—

Net increase (decrease)	2,430	—	23,956	—

Class C(4)
Proceeds from shares sold	241	—	2,330	—
Shares issued in connection with acquisition of
Multistrategy Bond Fund	11,048	—	108,821	—
Proceeds from reinvestment of distributions	19	—	185	—
Payments for shares redeemed	(786)	—	(7,504)	—

Net increase (decrease)	10,522	—	103,832	—

Class E
Proceeds from shares sold	2,892	568	29,293	5,946
Shares issued in connection with acquisition of
Multistrategy Bond Fund	12,041	—	117,884	—
Proceeds from reinvestment of distributions	150	67	1,524	695
Payments for shares redeemed	(1,996)	(358)	(19,591)	(3,738)

Net increase (decrease)	13,087	277	129,110	2,903

Class I
Proceeds from shares sold	57,395	79,354	591,988	828,320
Proceeds from reinvestment of distributions	7,262	4,360	74,121	45,288
Payments for shares redeemed	(54,112)	(20,166)	(543,129)	(210,718)

Net increase (decrease)	10,545	63,548	122,980	662,890

398	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Strategic Bond Fund	2008	2007	2008	2007

Class S(4)
Proceeds from shares sold	12,772	—	$122,494	$—
Shares issued in connection with acquisition of
Multistrategy Bond Fund	594,483	—	5,855,655	—
Proceeds from reinvestment of distributions	404	—	3,919	—
Payments for shares redeemed	(400,456)	—	(3,899,588)	—

Net increase (decrease)	207,203	—	2,082,480	—

Class Y
Proceeds from shares sold	390,011	2,834	3,783,974	29,655
Proceeds from reinvestment of distributions	1,709	540	16,948	5,610
Payments for shares redeemed	(58,988)	(217)	(563,735)	(2,269)

Net increase (decrease)	332,732	3,157	3,237,187	32,996

Total increase (decrease)	576,519	66,982	$5,699,545	$698,789

	Shares		Dollars
Russell Investment Grade Bond Fund	2008	2007	2008	2007

Class C
Proceeds from shares sold	411	—	$8,499	$12
Shares issued in connection with acquisition of Diversified Bond Fund	—	1,756	—	36,569
Proceeds from reinvestment of distributions	62	—	1,249	—
Payments for shares redeemed	(600)	(37)	(12,191)	(778)

Net increase (decrease)	(127)	1,719 (3)	(2,443)	35,803 (3)

Class E
Proceeds from shares sold	1,314	449	27,277	9,291
Shares issued in connection with acquisition of Diversified Bond Fund	—	847	—	17,648
Proceeds from reinvestment of distributions	128	71	2,589	1,455
Payments for shares redeemed	(1,449)	(295)	(29,606)	(6,112)

Net increase (decrease)	(7)	1,072	260	22,282

Class I
Proceeds from shares sold	4,934	9,989	101,224	207,015
Proceeds from reinvestment of distributions	1,246	1,594	25,149	32,843
Payments for shares redeemed	(17,661)	(18,227)	(361,232)	(378,446)

Net increase (decrease)	(11,481)	(6,644)	(234,859)	(138,588)

Notes to Financial Statements	399

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Investment Grade Bond Fund	2008	2007	2008	2007

Class S
Proceeds from shares sold	1,271	111	$26,118	$2,332
Shares issued in connection with acquisition of Diversified Bond Fund	—	11,102	—	231,136
Proceeds from reinvestment of distributions	377	—	7,618	—
Payments for shares redeemed	(5,459)	(280)	(111,969)	(5,840)

Net increase (decrease)	(3,811)	10,933 (3)	(78,233)	227,628 (3)

Class Y
Proceeds from shares sold	4,298	6,443	87,677	132,994
Proceeds from reinvestment of distributions	1,407	1,426	28,346	29,369
Payments for shares redeemed	(9,361)	(4,939)	(190,595)	(102,380)

Net increase (decrease)	(3,656)	2,930	(74,572)	59,983

Total increase (decrease)	(19,082)	10,010	$(389,847)	$207,108

	Shares		Dollars
Russell Short Duration Bond Fund	2008	2007	2008	2007

Class A
Proceeds from shares sold	332	87	$6,233	$1,635
Proceeds from reinvestment of distributions	8	2	144	31
Payments for shares redeemed	(147)	(17)	(2,741)	(311)

Net increase (decrease)	193	72 (2)	3,636	1,355 (2)

Class C
Proceeds from shares sold	738	263	13,630	4,913
Proceeds from reinvestment of distributions	31	30	567	557
Payments for shares redeemed	(374)	(607)	(6,863)	(11,313)

Net increase (decrease)	395	(314)	7,334	(5,843)

Class E
Proceeds from shares sold	361	344	6,779	6,443
Proceeds from reinvestment of distributions	34	42	629	785
Payments for shares redeemed	(483)	(909)	(8,993)	(17,025)

Net increase (decrease)	(88)	(523)	(1,585)	(9,797)

Class S
Proceeds from shares sold	6,502	10,184	121,643	190,348
Proceeds from reinvestment of distributions	831	1,599	15,427	29,764
Payments for shares redeemed	(16,966)	(47,792)	(312,420)	(892,917)

Net increase (decrease)	(9,633)	(36,009)	(175,350)	(672,805)

400	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Short Duration Bond Fund	2008	2007	2008	2007

Class Y(5)
Proceeds from shares sold	6,811	—	$122,471	$—
Proceeds from reinvestment of distributions	78	—	1,380	—
Payments for shares redeemed	(429)	—	(7,492)	—

Net increase (decrease)	6,460	—	116,359	—

Total increase (decrease)	(2,673)	(36,774)	$(49,606)	$(687,090)

	Shares		Dollars
Russell Tax Exempt Bond Fund	2008	2007	2008	2007

Class C
Proceeds from shares sold	490	173	$10,397	$3,708
Proceeds from reinvestment of distributions	15	12	321	259
Payments for shares redeemed	(295)	(135)	(6,181)	(2,885)

Net increase (decrease)	210	50	4,537	1,082

Class E
Proceeds from shares sold	331	640	7,077	13,763
Proceeds from reinvestment of distributions	30	24	647	517
Payments for shares redeemed	(375)	(299)	(8,000)	(6,387)

Net increase (decrease)	(14)	365	(276)	7,893

Class S
Proceeds from shares sold	9,123	7,043	193,938	151,047
Proceeds from reinvestment of distributions	544	460	11,538	9,845
Payments for shares redeemed	(7,562)	(4,419)	(159,592)	(94,725)

Net increase (decrease)	2,105	3,084	45,884	66,167

Total increase (decrease)	2,301	3,499	$50,145	$75,142

	Shares		Dollars
Russell Real Estate Securities Fund	2008	2007	2008	2007

Class A
Proceeds from shares sold	489	181	$20,243	$9,650
Proceeds from reinvestment of distributions	54	1	2,084	48
Payments for shares redeemed	(97)	(32)	(3,594)	(1,683)

Net increase (decrease)	446	150	18,733	8,015

Class C
Proceeds from shares sold	273	317	10,439	16,962
Proceeds from reinvestment of distributions	294	183	11,238	9,779
Payments for shares redeemed	(538)	(546)	(20,271)	(28,667)

Net increase (decrease)	29	(46)	1,406	(1,926)

Notes to Financial Statements	401

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Real Estate Securities Fund	2008	2007	2008	2007

Class E
Proceeds from shares sold	517	396	$19,853	$21,270
Proceeds from reinvestment of distributions	167	105	6,486	5,726
Payments for shares redeemed	(443)	(571)	(16,915)	(30,369)

Net increase (decrease)	241	(70)	9,424	(3,373)

Class S
Proceeds from shares sold	17,347	13,353	679,199	717,887
Proceeds from reinvestment of distributions	6,766	3,294	266,946	180,617
Payments for shares redeemed	(31,755)	(9,563)	(1,254,352)	(525,701)

Net increase (decrease)	(7,642)	7,084	(308,207)	372,803

Class Y(5)
Proceeds from shares sold	17,644	—	690,002	—
Proceeds from reinvestment of distributions	101	—	3,594	—
Payments for shares redeemed	(439)	—	(15,935)	—

Net increase (decrease)	17,306	—	677,661	—

Total increase (decrease)	10,380	7,118	$399,017	$375,519

	On a Constant Dollar Basis
Russell Money Market Fund	2008	2007

Class A
Proceeds from shares sold	$982,562	$398,952
Proceeds from reinvestment of distributions	15,144	6,994
Payments for shares redeemed	(873,877)	(190,341)

Net increase (decrease)	123,829	215,605

Class S
Proceeds from shares sold	38,761,557	39,305,173
Proceeds from reinvestment of distributions	87,571	57,984
Payments for shares redeemed	(39,402,020)	(38,099,538)

Net increase (decrease)	(552,892)	1,263,619

Total increase (decrease)	$(429,063)	$1,479,224

(1)	For the period February 28, 2007 (commencement of operations) to October 31, 2007.
(2)	For the period March 1, 2007 (commencement of operations) to October 31, 2007.
(3)	For the period October 22, 2007 (commencement of operations) to October 31, 2007.
(4)	For the period September 2, 2008 (commencement of operations) to October 31, 2008.
(5)	For the period September 29, 2008 (commencement of operations) to October 31, 2008.

402	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2008

7.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the Russell Money Market Fund. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of the Russell Money Market Fund. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in a lost investment opportunity or additional borrowing costs. The Real Estate Securities Fund borrowed $22,050,000 from the Russell Money Market Fund during the period. Miscellaneous expense on the Statement of Operations for the Real Estate Securities Fund includes $1,868 paid under the Interfund Lending Program for the period ending October 31, 2008.

8.	Record Ownership

As of October 31, 2008, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%
Russell U.S. Core Equity Fund	3	39.1
Russell U.S. Quantitative Equity Fund	3	39.3
Russell U.S. Growth Fund	1	22.7
Russell U.S. Value Fund	1	16.7
Russell U.S. Small & Mid Cap Fund	3	39.1
Russell International Developed Markets Fund	3	40.8
Russell Global Equity Fund	3	52.2
Russell Emerging Markets Fund	3	41.4
Russell Tax-Managed U.S. Large Cap Fund	1	46.1
Russell Tax-Managed U.S. Mid & Small Cap Fund	1	43.2
Russell Strategic Bond Fund	2	35.0
Russell Investment Grade Bond Fund	1	14.9
Russell Short Duration Bond Fund	2	41.1
Russell Tax Exempt Bond Fund	2	50.1
Russell Real Estate Securities Fund	3	36.7
Russell Money Market Fund	2	43.0

9.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% (10% for the Money Market Fund) in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

Notes to Financial Statements	403

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Notes to Financial Statements, continued — October 31, 2008

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $
Russell International Developed Markets Fund - 0.0%
Bharti Airtel, Ltd.	11/01/07	98,500	18.76	1,848	1,323

Russell Emerging Markets Fund - 0.1%
InnoLux Display Corp. - GDR	01/12/07	135,080	8.20	1,108	199
Magnitogorsk Iron & Steel Works - GRR	04/27/07	87,200	12.50	1,090	249
NovaTek OAO - GDR	07/21/08	19,900	20.86	415	537

					985

Russell Strategic Bond Fund - 1.1%
Americo Life, Inc.	06/20/06	350,000	101.64	356	342
Axcan Intermediate Holdings, Inc.	02/13/08	1,000,000	98.83	988	850
BNP Paribas Capital Trust	06/01/06	3,450,000	112.15	3,869	2,909
Ballyrock CDO, Ltd.	09/22/08	2,500,000	80.07	2,002	2,000
Bank of America Auto Trust	09/09/08	8,000,000	100.00	8,000	7,576
Black Diamond CLO, Ltd.	09/11/08	27,750,000	75.29	20,892	22,894
Bombardier, Inc.	11/10/06	500,000	128.47	642	401
Callidus Debt Partners Fund, Ltd.	09/26/08	3,500,000	77.58	2,715	2,695
Catlin Insurance Co., Ltd.	11/01/07	775,000	100.00	775	192
Citigroup Mortgage Loan Trust, Inc.	10/18/06	715,706	100.00	716	615
COX Communications, Inc.	05/29/08	2,800,000	99.62	2,789	2,285
Deutsche ALT-A Securities NIM Trust	03/12/07	186,739	99.66	186	174
DG Funding Trust	11/04/03	479	10,585.30	5,070	4,860
Entergy Gulf States, Inc.	11/30/05	350,000	100.00	350	350
FMG Finance Pty, Ltd.	10/03/08	800,000	94.90	759	548
Grupo Senda Autotransporte SA de CV	03/07/08	4,600,000	95.00	4,370	4,324
Helix Energy Solutions Group, Inc.	12/18/07	500,000	100.00	500	320
Huntington Auto Trust	06/03/08	3,500,000	100.00	3,500	3,422
JPMorgan Auto Receivables Trust	09/19/08	6,000,000	99.99	5,999	5,713
Lehman Brothers Floating Rate Commercial Mortgage Trust	02/14/07	148,829	100.00	149	127
Lehman Brothers Floating Rate Commercial Mortgage Trust	02/14/07	2,254,383	100.03	2,255	1,874
Mantis Reef, Ltd.	10/28/03	785,000	100.00	785	785
Metropolitan Life Global Funding I	10/17/08	1,730,000	82.85	1,433	1,546
Nuveen Investments, Inc.	02/15/08	1,171,000	87.72	1,027	316
Panama Canal Railway Co.	10/29/07	1,500,000	100.00	1,500	870
Southwestern Energy Co.	01/11/08	750,000	100.00	750	615
Steel Dynamics, Inc.	03/27/08	500,000	100.00	500	331
Structured Asset Securities Corp.	02/11/08	4,121,802	95.64	3,942	4,005
Symetra Financial Corp.	10/04/07	1,200,000	98.45	1,181	873
Systems 2001 AT LLC	01/31/02	411,286	101.96	419	405
TNK-BP Finance SA	10/03/07	1,500,000	98.82	1,482	660
Vedanta Resources PLC	06/25/08	2,500,000	100.00	2,500	1,100
Wachovia Auto Loan Owner Trust 2006-1	08/13/08	2,821,396	100.03	2,822	2,800
Washington Mutual Preferred Funding LLC	10/18/07	7,000,000	60.94	4,266	9
XM Satellite Radio Holdings, Inc.	07/24/08	375,000	90.28	339	143

					78,929

404	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $
Russell Investment Grade Bond Fund - 0.4%
DG Funding Trust	11/04/03	392	10,587.26	4,150	3,977
Lehman Brothers Floating Rate Commercial Mortgage	08/07/06	67,718	100.00	68	58

					4,035

Russell Short Duration Bond Fund - 0.7%
DG Funding Trust	11/04/03	219	10,537.12	2,308	2,223
Farmers Insurance Exchange	11/02/04	50,000	77.25	39	44
Miller Brewing Co.	10/21/08	445,000	89.01	396	426

					2,693

Russell Money Market Fund - 9.8%
Lehman Brothers Holdings, Inc.	02/11/08	70,000,000	100.00	70,000	8,225
Lehman Brothers Holdings, Inc.	03/04/08	51,000,000	100.00	51,000	5,993
Metropolitan Life Insurance Co.	11/06/07	150,000,000	100.00	150,000	150,000
Metropolitan Life Insurance Co.	08/28/08	50,000,000	100.00	50,000	50,000
AID to INH Portugal Guaranteed Note	05/06/94	5,938,000	100.00	5,938	5,984
Protective Life Insurance Co.	02/25/08	50,000,000	100.00	50,000	50,000
Protective Life Insurance Co.	05/29/08	48,000,000	100.00	48,000	48,000
New York Life Insurance Co.	05/14/08	200,000,000	100.00	200,000	200,000

					518,202

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

10.	Dividends

On November 3, 2008, the Board of Trustees of Russell Investment Company declared the following dividends payable from net investment income. Dividends were paid on November 6, 2008, to shareholders of record November 4, 2008.

Net Investment Income

Russell Strategic Bond Fund - Class A	$0.0418
Russell Strategic Bond Fund - Class C	0.0354
Russell Strategic Bond Fund - Class E	0.0428
Russell Strategic Bond Fund - Class I	0.0448
Russell Strategic Bond Fund - Class S	0.0439
Russell Strategic Bond Fund - Class Y	0.0452
Russell Tax Exempt Bond - Class C	0.0489
Russell Tax Exempt Bond - Class E	0.0623
Russell Tax Exempt Bond - Class S	0.0668

On December 1, 2008, the Board of Trustees of Russell Investment Company declared the following dividends payable from net investment income. Dividends were paid on December 4, 2008, to shareholders of record December 2, 2008.

Net Investment Income

Russell Strategic Bond Fund - Class A	$0.0366
Russell Strategic Bond Fund - Class C	0.0312
Russell Strategic Bond Fund - Class E	0.0372
Russell Strategic Bond Fund - Class I	0.0389
Russell Strategic Bond Fund - Class S	0.0381
Russell Strategic Bond Fund - Class Y	0.0392

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Notes to Financial Statements, continued — October 31, 2008

Net Investment Income

Russell Tax Exempt Bond Fund - Class C	0.0425
Russell Tax Exempt Bond Fund - Class E	0.0543
Russell Tax Exempt Bond Fund - Class S	0.0578

On December 18, 2008, the Board of Trustees of Russell Investment Company declared the following dividends payable from net investment income and capital gains, respectively. Dividends were paid on December 23, 2008, to shareholders of record December 19, 2008.

Fund	Net Investment Income	Short Term Capital Gains	Long Term Capital Gains

Russell US Core Equity - Class A	$0.1010	$0.0000	$0.0000
Russell US Core Equity - Class C	0.0597	0.0000	0.0000
Russell US Core Equity - Class E	0.1039	0.0000	0.0000
Russell US Core Equity - Class I	0.1162	0.0000	0.0000
Russell US Core Equity - Class S	0.1099	0.0000	0.0000
Russell US Core Equity - Class Y	0.1186	0.0000	0.0000
Russell US Quantitative Equity - Class A	0.0929	0.0000	0.0000
Russell US Quantitative Equity - Class C	0.0471	0.0000	0.0000
Russell US Quantitative Equity - Class E	0.0973	0.0000	0.0000
Russell US Quantitative Equity - Class I	0.1106	0.0000	0.0000
Russell US Quantitative Equity - Class S	0.1038	0.0000	0.0000
Russell US Quantitative Equity - Class Y	0.1132	0.0000	0.0000
Russell US Growth - Class C	0.0000	0.0000	0.0000
Russell US Growth - Class E	0.0057	0.0000	0.0000
Russell US Growth - Class I	0.0330	0.0000	0.0000
Russell US Growth - Class S	0.0163	0.0000	0.0000
Russell US Value - Class C	0.0221	0.0000	0.0000
Russell US Value - Class E	0.0325	0.0000	0.0000
Russell US Value - Class I	0.0373	0.0000	0.0000
Russell US Value - Class S	0.0362	0.0000	0.0000
Russell US Small & Mid Cap - Class A	0.0577	0.0000	0.0000
Russell US Small & Mid Cap - Class C	0.0166	0.0000	0.0000
Russell US Small & Mid Cap - Class E	0.0338	0.0000	0.0000
Russell US Small & Mid Cap - Class I	0.0560	0.0000	0.0000
Russell US Small & Mid Cap - Class S	0.0655	0.0000	0.0000
Russell US Small & Mid Cap - Class Y	0.0764	0.0000	0.0000
Russell International Developed Markets - Class A	0.0000	0.0000	0.0000
Russell International Developed Markets - Class C	0.0000	0.0000	0.0000
Russell International Developed Markets - Class E	0.0000	0.0000	0.0000
Russell International Developed Markets - Class I	0.0000	0.0000	0.0000
Russell International Developed Markets - Class S	0.0000	0.0000	0.0000
Russell International Developed Markets - Class Y	0.0000	0.0000	0.0000
Russell Global Equity - Class A	0.0807	0.0000	0.0000
Russell Global Equity - Class C	0.0104	0.0000	0.0000
Russell Global Equity - Class E	0.0703	0.0000	0.0000
Russell Global Equity - Class S	0.0879	0.0000	0.0000
Russell Global Equity - Class Y	0.0931	0.0000	0.0000
Russell Emerging Markets - Class A	0.0000	0.0000	0.4950
Russell Emerging Markets - Class C	0.0000	0.0000	0.4950
Russell Emerging Markets - Class E	0.0000	0.0000	0.4950
Russell Emerging Markets - Class S	0.0000	0.0000	0.4950
Russell Emerging Markets - Class Y	0.0000	0.0000	0.4950
Russell Tax Managed US Large Cap - Class C	0.0110	0.0000	0.0000
Russell Tax Managed US Large Cap - Class E	0.1589	0.0000	0.0000

406	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008

Fund	Net Investment Income	Short Term Capital Gains	Long Term Capital Gains

Russell Tax Managed US Large Cap - Class S	$0.2024	$0.0000	$0.0000
Russell Tax Managed US Mid & Small Cap - Class C	0.0000	0.0000	0.0000
Russell Tax Managed US Mid & Small Cap - Class E	0.0534	0.0000	0.0000
Russell Tax Managed US Mid & Small Cap - Class S	0.0835	0.0000	0.0000
Russell Strategic Bond - Class A	0.0186	0.0145	0.0260
Russell Strategic Bond - Class C	0.0118	0.0145	0.0260
Russell Strategic Bond - Class E	0.0192	0.0145	0.0260
Russell Strategic Bond - Class I	0.0213	0.0145	0.0260
Russell Strategic Bond - Class S	0.0204	0.0145	0.0260
Russell Strategic Bond - Class Y	0.0217	0.0145	0.0260
Russell Investment Grade Bond - Class C	0.0000	0.0000	0.0000
Russell Investment Grade Bond - Class E	0.0000	0.0000	0.0000
Russell Investment Grade Bond - Class I	0.0000	0.0000	0.0000
Russell Investment Grade Bond - Class S	0.0000	0.0000	0.0000
Russell Investment Grade Bond - Class Y	0.0000	0.0000	0.0000
Russell Short Duration Bond - Class A	0.0237	0.0000	0.0000
Russell Short Duration Bond - Class C	0.0000	0.0000	0.0000
Russell Short Duration Bond - Class E	0.0194	0.0000	0.0000
Russell Short Duration Bond - Class S	0.0310	0.0000	0.0000
Russell Short Duration Bond - Class Y	0.0353	0.0000	0.0000
Russell Tax Exempt Bond - Class C	0.0706	0.0000	0.0000
Russell Tax Exempt Bond - Class E	0.0832	0.0000	0.0000
Russell Tax Exempt Bond - Class S	0.0873	0.0000	0.0000
Russell Real Estate Securities - Class A	0.1241	0.0000	0.0000
Russell Real Estate Securities - Class C	0.0767	0.0000	0.0000
Russell Real Estate Securities - Class E	0.1235	0.0000	0.0000
Russell Real Estate Securities - Class S	0.1390	0.0000	0.0000
Russell Real Estate Securities - Class Y	0.1498	0.0000	0.0000

11.	Reorganizations

On September 8, 2008, the Russell U.S. Core Equity, Russell U.S. Small & Mid Cap, and Russell International Developed Markets Funds (“Acquiring Funds”) acquired the assets and liabilities of the Diversified Equity, Special Growth and International Securities Funds (“Acquired Funds”), respectively, and on September 22, 2008, Russell U.S. Quantitative Equity and Russell Strategic Bond Funds (“Acquiring Funds”) acquired the assets and liabilities of the Quantitative Equity and Multistrategy Bond Funds (“Acquired Funds”), respectively, through separate tax free reorganizations pursuant to plans of reorganization approved by the Board of Trustees. The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation/(depreciation) and accumulated net realized gain (losses) immediately before and after the reorganizations:

	Before Reorganization		After Reorganization
	Diversified Equity Fund	Equity I Fund	Russell U.S. Core Equity Fund

Class A
Shares	536,491	3,500	791,928
Net assets	$21,768,501	$96,638	$21,865,139
Net asset value	$40.58	$27.61	$27.61
Unrealized appreciation/(depreciation)	$(2,929,906)	$(3,181)	$(2,933,087)
Accumulated net realized gains/(losses)	$(1,206,103)	$(214)	$(214)
Class C
Shares	3,096,982	3,500	4,363,604
Net assets	$120,382,374	$96,630	$120,479,004
Net asset value	$38.87	$27.61	$27.61
Unrealized appreciation/(depreciation)	$1,224,198	$(3,181)	$1,221,017
Accumulated net realized gains/(losses)	$(599,355)	$(214)	$(214)

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Notes to Financial Statements, continued — October 31, 2008

	Before Reorganization		After Reorganization
	Diversified Equity Fund	Equity I Fund	Russell U.S. Core Equity Fund
Class E
Shares	1,615,359	2,341,760	4,717,642
Net assets	$65,598,094	$64,650,922	$130,249,016
Net asset value	$40.61	$27.61	$27.61
Unrealized appreciation/(depreciation)	$(774,383)	$(11,316,807)	$(12,091,190)
Accumulated net realized gains/(losses)	$(2,263,986)	$(6,521,747)	$(6,521,747)
Class I
Shares		41,843,109	41,843,109
Net assets		$1,154,791,657	$1,154,791,657
Net asset value		$27.60	$27.60
Unrealized appreciation/(depreciation)		$49,108,440	$49,108,440
Accumulated net realized gains/(losses)		$(37,102,239)	$(37,102,239)
Class S
Shares	94,268,076	61,192	138,747,976
Net assets	$3,827,759,699	$1,688,773	$3,829,448,472
Net asset value	$40.61	$27.60	$27.60
Unrealized appreciation/(depreciation)	$(3,299,586)	$(17,874)	$(3,317,460)
Accumulated net realized gains/(losses)	$(155,291,577)	$(2,550)	$(2,550)
Class Y
Shares		13,338,805	13,338,805
Net assets		$367,922,262	$367,922,262
Net asset value		$27.58	$27.58
Unrealized appreciation/(depreciation		$(29,641,265)	$(29,641,265)
Accumulated net realized gains/(losses)		$(28,757,924)	$(28,757,924)

	Before Reorganization		After Reorganization
	Special Growth Fund	Equity II Fund	Russell U.S. Small & Mid Cap Fund

Class A
Shares	256,578	4,556	472,127
Net assets	$9,842,363	$95,895	$9,938,258
Net asset value	$38.36	$21.05	$21.05
Unrealized appreciation/(depreciation)	$(702,461)	$(4,059)	$(706,520)
Accumulated net realized gains/(losses)	$(1,156,690)	$(49)	$(49)
Class C
Shares	1,420,061	4,556	2,326,548
Net assets	$48,877,899	$95,887	$48,973,786
Net asset value	$34.42	$21.05	$21.05
Unrealized appreciation/(depreciation)	$(3,543,588)	$(4,058)	$(3,547,646)
Accumulated net realized gains/(losses)	$(6,834,443)	$(49)	$(49)
Class E
Shares	629,631	1,650,886	2,798,944
Net assets	$24,166,613	$34,743,912	$58,910,525
Net asset value	$38.38	$21.05	$21.05
Unrealized appreciation/(depreciation)	$(380,996)	$(6,526,780)	$(6,907,776)
Accumulated net realized gains/(losses)	$(2,527,797)	$(1,607,523)	$(1,607,523)

408	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008

	Before Reorganization		After Reorganization
	Special Growth Fund	Equity II Fund	Russell U.S. Small & Mid Cap Fund
Class I
Shares		17,007,646	17,007,646
Net assets		$359,777,146	$359,777,146
Net asset value		$21.15	$21.15
Unrealized appreciation/(depreciation)		$17,761,630	$17,761,630
Accumulated net realized gains/(losses)		$(34,407,396)	$(34,407,396)
Class S
Shares	30,983,491	43,383	59,280,008
Net assets	$1,252,854,771	$917,681	$1,253,772,452
Net asset value	$40.44	$21.15	$21.15
Unrealized appreciation/(depreciation)	$(8,887,223)	$(11,047)	$(8,898,270)
Accumulated net realized gains/(losses)	$(121,235,027)	$(502)	$(502)
Class Y
Shares		4,169,285	4,169,285
Net assets		$88,107,870	$88,107,870
Net asset value		$21.13	$21.13
Unrealized appreciation/(depreciation		$(15,844,359)	$(15,844,359)
Accumulated net realized gains/(losses)		$(2,452,542)	$(2,452,542)

	Before Reorganization		After Reorganization
	International Securities Fund	International Fund	Russell International Developed Markets Fund

Class A
Shares	381,576	2,870	618,048
Net assets	$20,042,496	$93,525	$20,136,021
Net asset value	$52.53	$32.58	$32.58
Unrealized appreciation/(depreciation)	$(5,496,578)	$(6,333)	$(5,502,911)
Accumulated net realized gains/(losses)	$(2,127,644)	$(165)	$(165)
Class C
Shares	2,277,673	2,870	3,526,972
Net assets	$114,815,281	$93,517	$114,908,798
Net asset value	$50.41	$32.58	$32.58
Unrealized appreciation/(depreciation)	$(7,269,216)	$(6,332)	$(7,275,548)
Accumulated net realized gains/(losses)	$5,705,552	$(165)	$(165)
Class E
Shares	1,372,393	1,646,284	3,865,020
Net assets	$72,286,412	$53,636,309	$125,922,721
Net asset value	$52.67	$32.58	$32.58
Unrealized appreciation/(depreciation)	$(7,663,252)	$(11,050,977)	$(18,714,229)
Accumulated net realized gains/(losses)	$(683,439)	$3,115,766	$3,115,766
Class I
Shares		38,083,681	38,083,681
Net assets		$1,239,108,684	$1,239,108,684
Net asset value		$32.54	$32.54
Unrealized appreciation/(depreciation)		$(187,706,830)	$(187,706,830)
Accumulated net realized gains/(losses)		$(79,803,372)	$(79,803,372)

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Notes to Financial Statements, continued — October 31, 2008

	Before Reorganization		After Reorganization
	International Securities Fund	International Fund	Russell International Developed Markets Fund
Class S
Shares	61,423,863	51,013	100,777,466
Net assets	$3,277,639,959	$1,659,723	$3,279,299,682
Net asset value	$53.36	$32.54	$32.54
Unrealized appreciation/(depreciation)	$(284,078,295)	$(48,731)	$(284,127,026)
Accumulated net realized gains/(losses)	$(86,167,740)	$(1,082)	$(1,082)
Class Y
Shares		8,889,896	8,889,896
Net assets		$289,228,418	$289,228,418
Net asset value		$32.53	$32.53
Unrealized appreciation/(depreciation		$79,794,838	$79,794,838
Accumulated net realized gains/(losses)		$50,096,519	$50,096,519

	Before Reorganization		After Reorganization
	Quantitative Equity Fund	Equity Q Fund	Russell U.S. Quantitative Equity Fund

Class A
Shares	571,010	3,995	640,893
Net assets	$18,673,825	$117,115	$18,790,940
Net asset value	$32.70	$29.32	$29.32
Unrealized appreciation/(depreciation)	$(2,285,536)	$(2,170)	$(2,287,706)
Accumulated net realized gains/(losses)	$(1,215,689)	$(13)	$(13)
Class C
Shares	3,613,681	4,704	3,897,501
Net assets	$114,058,897	$137,847	$114,196,744
Net asset value	$31.56	$29.30	$29.30
Unrealized appreciation/(depreciation)	$(5,404,233)	$(1,173)	$(5,405,406)
Accumulated net realized gains/(losses)	$(3,503,708)	$(64)	$(64)
Class E
Shares	2,007,779	1,779,655	4,020,993
Net assets	$65,716,078	$52,182,859	$117,898,937
Net asset value	$32.73	$29.32	$29.32
Unrealized appreciation/(depreciation)	$(3,035,638)	$(9,961,422)	$(12,997,060)
Accumulated net realized gains/(losses)	$(3,490,564)	$(1,255,759)	$(1,255,759)
Class I
Shares		36,726,809	36,726,809
Net assets		$1,077,724,372	$1,077,724,372
Net asset value		$29.34	$29.34
Unrealized appreciation/(depreciation)		$(28,045,352)	$(28,045,352)
Accumulated net realized gains/(losses)		$6,170,666	$6,170,666
Class S
Shares	115,323,672	257,505	129,270,757
Net assets	$3,787,828,798	$7,560,518	$3,795,389,316
Net asset value	$32.85	$29.36	$29.36
Unrealized appreciation/(depreciation)	$(116,972,702)	$115,133	$(116,857,569)
Accumulated net realized gains/(losses)	$(195,827,705)	$(8,223)	$(8,223)

410	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008

	Before Reorganization		After Reorganization
	Quantitative Equity Fund	Equity Q Fund	Russell U.S. Quantitative Equity Fund
Class Y
Shares		10,922,517	10,922,517
Net assets		$320,535,410	$320,535,410
Net asset value		$29.35	$29.35
Unrealized appreciation/(depreciation		$1,790,623	$1,790,623
Accumulated net realized gains/(losses)		$(49,729,231)	$(49,729,231)

	Before Reorganization		After Reorganization
	Multistrategy Bond Fund	Fixed Income III Fund	Russell Strategic Bond Fund

Class A
Shares	2,531,148	29,543	2,450,939
Net assets	$23,850,764	$291,046	$24,141,810
Net asset value	$9.42	$9.85	$9.85
Unrealized appreciation/(depreciation)	$(1,967,283)	$(2,529)	$(1,969,812)
Accumulated net realized gains/(losses)	$(216,514)	$71	$71
Class C
Shares	11,554,827	25,833	11,073,655
Net assets	$108,821,567	$254,411	$109,075,978
Net asset value	$9.42	$9.85	$9.85
Unrealized appreciation/(depreciation)	$(9,633,085)	$(3,752)	$(9,636,837)
Accumulated net realized gains/(losses)	$454,733	$228	$228
Class E
Shares	12,509,964	2,878,304	14,919,559
Net assets	$117,884,144	$28,169,258	$146,053,402
Net asset value	$9.42	$9.79	$9.79
Unrealized appreciation/(depreciation)	$(10,217,638)	$(2,394,457)	$(12,612,095)
Accumulated net realized gains/(losses)	$(66,619)	$808,276	$808,276
Class I
Shares		158,333,557	158,333,557
Net assets		$1,546,528,112	$1,546,528,112
Net asset value		$9.77	$9.77
Unrealized appreciation/(depreciation)		$(127,395,854)	$(127,395,854)
Accumulated net realized gains/(losses)		$22,419,156	$22,419,156
Class S
Shares	620,940,454	878,047	595,360,764
Net assets	$5,855,637,412	$8,644,418	$5,864,281,830
Net asset value	$9.43	$9.85	$9.85
Unrealized appreciation/(depreciation)	$(524,847,713)	$(171,212)	$(525,018,925)
Accumulated net realized gains/(losses)	$(36,112,658)	$(4,590)	$(4,590)
Class Y
Shares		18,716,732	18,716,732
Net assets		$182,900,254	$182,900,254
Net asset value		$9.77	$9.77
Unrealized appreciation/(depreciation		$(17,142,131)	$(17,142,131)
Accumulated net realized gains/(losses)		$3,365,339	$3,365,339

12.	In-Kind Redemption

For the period ended October 31, 2008, the Russell U.S. Core Equity Fund paid a shareholder redemption substantially in-kind on July 1, 2008 with a market value of $155,255,064 and realized gain of $3,249,891.

Notes to Financial Statements	411

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, Russell Strategic Bond Fund, Russell Tax Exempt Bond Fund, Russell Money Market Fund, Russell International Developed Markets Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell US Core Equity Fund, Russell US Quantitative Equity Fund, Russell US Value Fund, Russell US Growth Fund, Russell Tax-Managed US Large Cap Fund, Russell Tax-Managed US Mid & Small Cap Fund, Russell Real Estate Securities Fund, Russell US Small & Mid Cap Fund (sixteen of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended and the changes in each of their net assets, the cash flows of Russell U.S. Quantitative Equity Fund for the year then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

December 23, 2008

412	Report of Independent Registered Public Accounting Firm

Russell Investment Company

Russell Funds

Tax Information — October 31, 2008 (Unaudited)

For the tax year ended October 31, 2008, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2008, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar year 2008.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell U.S Core Equity Fund	100.0%
Russell U.S. Quantitative Equity Fund	100.0%
Russell U.S. Value Fund	100.0%
Russell U.S. Small & Mid Cap Fund	100.0%
Russell International Developed Markets Fund	0.0%
Russell Global Equity Fund	48.6%
Russell Emerging Markets Fund	0.0%
Russell Tax-Managed U.S. Large Cap Fund	100.0%
Russell Tax-Managed U.S. Mid & Small Cap Fund	100.0%
Russell Strategic Bond Fund	0.0%
Russell Investment Grade Bond Fund	0.0%
Russell Short Duration Bond Fund	0.0%
Russell Tax Exempt Bond Fund	0.0%
Russell Real Estate Securities Fund	2.4%
Russell Money Market Fund	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2008:

Russell U.S Core Equity Fund	$116,994,210
Russell U.S. Quantitative Equity Fund	$126,887,674
Russell U.S Growth Fund	$9,042,704
Russell U.S. Value Fund	$53,383,277
Russell U.S. Small & Mid Cap Fund	$62,435,606
Russell International Developed Markets Fund	$198,869,552
Russell Global Equity Fund	$1,327,797
Russell Emerging Markets Fund	$229,157,997
Russell Tax-Managed U.S. Mid & Small Cap Fund	$18,387,486
Russell Real Estate Securities Fund	$217,002,040

Please consult a tax adviser for any questions about federal or state income tax laws.

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2008. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

Fund Name	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share

Russell International Developed Markets Fund	$5,456,807	$0.0346	$63,406,687	$0.4026
Russell Global Equity Fund	1,172,695	0.0090	14,085,309	0.1082
Russell Emerging Markets Fund	4,733,279	0.0573	41,099,372	0.4974

Pusuant to Section 852(b)(5)(A) of the Internal Revenue Code, the Russell Tax Exempt Bond Fund designates $13,994,757 of distributions from net investment income as exempt interest dividends during the taxable year ended October 31, 2008.

Tax Information	413

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held on April 22, 2008. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, and the management of the Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo, believed by the provider to be generally comparable in investment objectives and size to the Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 21, 2008, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present. At the April 22 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds except the Russell Money Market Fund, which is currently managed by RIMCo.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Fund’s cash reserves. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when,

414	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund.

The Board also considered the demands and complexity of managing the Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly managed a portion — up to 10% — of the assets of each of the Russell U.S. Core Equity Fund, the Russell U.S Quantitative Equity Fund and the Russell International Developed Markets Fund (each a “Participating Fund”) during the past year utilizing a select holdings strategy, the actual allocation being determined by each Participating Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Fund is designed to increase the Participating Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Fund since implementation, taking into account that the strategy has been utilized for a limited period of time. The Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ investment advisory fees in light of Fund performance, the Board considered that RIMCo, in the Agreement Renewal Information and at past meetings, noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its

Basis for Approval of Investment Advisory Contracts	415

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their respective Comparable Funds. According to RIMCo, the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

With respect to the Russell-Tax Managed U.S. Mid & Small Cap Fund, the Third-Party Information showed that the Fund’s management fee relative to its Comparable Funds, on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the investment advisers to the Comparable Funds) was ranked in the fourth quintile for the 1-year period ended December 31, 2007 and that its total actual expenses were ranked in the fifth quintile.

With respect to the Russell U.S. Growth Fund, the Third-Party Information showed that both the Fund’s management and total fee relative to its Comparable Funds, on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the investment advisers to the Comparable Funds) were ranked in the fourth quintile for the 1-year period ended December 31, 2007.

At the April 22 Board meeting, RIMCo agreed to implement an additional non-contractual expense waiver/reimbursement of 0.03% per annum of average daily assets for each of the Russell U.S. Growth Fund and the Russell Tax-Managed U.S. Mid & Small Cap Fund. These new expense waivers/reimbursements, effective May 1, 2008, are voluntary and may be terminated by RIMCo at any time.

The Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the investment advisory fees for each Fund appropriately reflect any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other RIC funds under the Board’s supervision are lower, and may, in some cases, be substantially lower than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees considered the differences in the scope of services it provides to institutional clients and the Funds. In the Agreement Renewal Information, RIMCo noted, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years or presented at the April 22 Board meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements (including the additional waivers and reimbursements described above), (1) the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

The Board further concluded that, under the circumstances, the performance of each of the Funds supported continuation of the RIMCo Agreement except that the Board concluded that, as discussed below, the performance of the Russell U.S. Quantitative Equity Fund, Russell U.S. Value Fund and Russell U.S. Growth Fund did not support a determination against continuation of the RIMCo Agreement in respect of that Fund. The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the 1-, 3- and 5- year periods as most relevant.

With respect to the Russell U.S. Quantitative Equity Fund, the Trustees noted that the Third-Party Information showed that the Fund’s performance relative to its Comparable Funds was ranked in the fourth quintile for each of the 1-, 3-, 5- and 10-year periods. RIMCo noted that the Comparable Funds for the Equity Q Fund have portfolios with significantly smaller average capitalizations than the Russell U.S. Quantitative Equity Fund has had. In addition, RIMCo expressed its belief that “transitional” markets pose difficult challenges to quantitative funds, such as the Russell U.S. Quantitative Equity Fund, as such funds take time to incorporate new market information into their investment advisers’ quantitative models. RIMCo further noted that the Comparable Funds are a mix of core, growth and value funds and are not focused on portfolios that are quantitatively

416	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

managed and generally do not employ long/short strategies as the Russell U.S. Quantitative Equity Fund does. According to RIMCo, the underperformance of the Russell U.S. Quantitative Equity Fund has been more a reflection of the market than of the capabilities of the Fund’s Money Managers.

With respect to the Russell U.S. Value Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile for the 1- and 3-year periods ended December 31, 2007 but in the third quintile for the 5-year period ended such date. The Trustees considered management’s belief that the Russell U.S. Value Fund tends to have a deeper value orientation than its Comparable Funds, a tendency which led to greater Fund exposure to market segments that performed poorly during the past year, such as mortgage and housing related stocks. The Trustees also considered RIMCo’s belief that the Russell U.S. Value Fund has a more contrarian approach than its Comparable Funds. RIMCo advised the Trustees that the Fund’s underperformance for the 1-year period ended December 31, 2007 significantly affected results for the 3- and 5-year periods ended such date.

With respect to the Russell U.S. Growth Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile for the 1- and 5-year periods ended December 31, 2007 and in the fifth quintile for the 3-year period ended such date. RIMCo noted that the investment approaches of two Money Managers for the Russell U.S. Growth Fund were out of favor in the current market but that the utilization of such Money Managers provides diversification benefits to the Fund’s portfolio. RIMCo noted further that the Comparable Funds for the Russell U.S. Growth Fund include many funds that typically have smaller capitalization stocks than the Fund or its benchmark. Over the 3- and 5-year periods ended December 31, 2007, according to RIMCo, very small cap stocks outperformed larger cap stocks.

In evaluating performance, the Board considered each Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In assessing performance, the Board also considered RIMCo’s investment strategy of managing the Funds in a risk aware manner.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Funds and their respective shareholders and voted to approve the continuation of the Agreement.

At the April 22 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the information received from RIMCo in support of its recommendations at the April 22 meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 20, 2008, to effect a money manager change for the Russell Global Equity Fund; (2) at a meeting held on August 26, 2008, to effect a money manager change for the Russell U.S. Quantitative Equity Fund; and (3) at a meeting held on October 10, 2008, to effect a money manager change for the Russell U.S. Core Equity Fund resulting from a change of control of one of the Fund’s Money Managers.

Basis for Approval of Investment Advisory Contracts	417

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc. the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 22, 2008 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

418	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Shareholder Requests for Additional Information — October 31, 2008 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details

Shareholder Requests for Additional Information	419

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
#Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004 Trustee since 2007	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	47	None
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	47	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	47	• Director, Avista Corp; (electric utilities) • Trustee, Principal Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc.	47	None

#	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

420	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	47	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	47	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to present, Director, LifeVantage Corporation (health products company) • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	47	• Director, Sparx Asia Funds (investment company) • Director, LifeVantage Corporation (health products company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002 Chairperson of the Investment Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Retired	47	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	421

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	47	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF until 2006 • Chairman of the Nominating and Governance Committee 2006	47	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF until 2004	47	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	47	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF until 2004	47	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

422	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC • Chief Compliance Officer, RIF • Chief Compliance Officer, RIMCo • Chief Compliance Officer, RFSC • April 2002-May 2005, Manager, Global Regulatory Policy

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•  President and CEO, RIC and RIF

•  Chairman of the Board, President and CEO, RIMCo

•  Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•  Chairman of the Board, President and CEO, RFSC

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•  Until 2004, Managing Director of Individual Investor Services, FRC

•  2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•  Treasurer, Chief Accounting Officer and CFO, RIC and RIF

•  Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

•  Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC, RIF • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo, RFSC and Russell Financial Services, Inc. • Secretary and Chief Legal Counsel, RIC and RIF

Disclosure of Information about Fund Trustees and Officers	423

Russell Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Gregory J. Lyons, Secretary

Adviser

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of October 31, 2008

Russell U.S. Core Equity Fund

AllianceBernstein L.P., New York, NY

Arnhold and S. Bleichroeder Advisers, LLC, New York, NY

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Turner Investment Partners, Inc., Berwyn, PA

Russell U.S. Quantitative Equity Fund

Aronson + Johnson + Ortiz, LP, Philadelphia, PA

Franklin Portfolio Associates, LLC, Boston, MA

Goldman Sachs Asset Management, L.P., New York, NY

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Russell U.S. Growth Fund

Cornerstone Capital Management, Inc., Bloomington, MN

Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

Fuller & Thaler Asset Management, Inc., San Mateo, CA

Suffolk Capital Management, LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT

Turner Investment Partners, Inc., Berwyn, PA

Russell U.S. Value Fund

DePrince, Race & Zollo, Inc., Winter Park, FL

Iridian Asset Management LLC, Westport, CT

JS Asset Management, LLC, West Conshohocken, PA

Systematic Financial Management, L.P., Teaneck, NJ

Russell U.S. Small & Mid Cap Fund

ClariVest Asset Management LLC, San Diego, CA

Delphi Management, Inc., Boston, MA

DePrince, Race & Zollo, Inc., Winter Park, FL

Gould Investment Partners LLC, Berwyn, PA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management, Inc., Boston, MA

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

424	Adviser, Money Managers and Service Providers

Russell Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Russell International Developed Markets Fund

AllianceBernstein L.P., New York, NY

Altrinsic Global Advisors, LLC, Stamford, CT

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Limited, London, United Kingdom

UBS Global Asset Management (Americas) Inc., Chicago, IL

Wellington Management Company, LLP, Boston, MA

Russell Global Equity Fund

ClariVest Asset Management LLC, San Diego, CA

Gartmore Global Partners, London, United Kingdom

Harris Associates, L.P., Chicago, IL

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price International, Inc., Baltimore, MD

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Genesis Asset Managers, LLP, London, United Kingdom

Harding Loevner LLC, Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

UBS Global Asset Management (Americas) Inc., Chicago, IL

Russell Tax-Managed U.S. Large Cap Fund

Armstrong Shaw Associates Inc., New Canaan, CT

J.P. Morgan Investment Management Inc., New York, NY

Palisades Investment Partners, LLC, Santa Monica, CA

Sands Capital Management, Inc., Arlington, VA

Turner Investment Partners, Inc., Berwyn, PA

Russell Tax-Managed U.S. Mid & Small Cap Fund

Chartwell Investment Partners, Berwyn, PA

Netols Asset Management, Inc., Mequon, WI

Parametric Portfolio Associates LLC, Seattle, WA

Transamerica Investment Management, LLC, Los Angeles, CA

Turner Investment Partners, Inc., Berwyn, PA

Russell Strategic Bond Fund

Drake Capital Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Hyperion Brookfield Asset Management, Inc., New York, NY

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Investment Grade Bond Fund

Lehman Brothers Asset Management LLC, Chicago, IL

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Western Asset Management Company, Pasadena, CA

Western Asset Management Company Limited, London, England

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

STW Fixed Income Management, Carpinteria, CA

Russell Tax Exempt Bond Fund

Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

Standish Mellon Asset Management Company LLC, Boston, MA

Russell Real Estate Securities Fund

AEW Management and Advisors, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

Heitman Real Estate Securities LLC, Chicago, IL

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX

RREEF America L.L.C., Chicago, IL

Russell Money Market Fund

Russell Investment Management Company, Tacoma, WA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	425

Russell Investment Company	909 A Street	800-787-7354
	Tacoma, Washington 98402	Fax: 253-591-3495
www.russell.com

36-08-067

2008 ANNUAL REPORT

LifePoints® Funds

OCTOBER 31, 2008

FUND	SHARE CLASS

Conservative Strategy Fund	A, C, E, R1, R2, R3, S

Moderate Strategy Fund	A, C, E, R1, R2, R3, S

Balanced Strategy Fund	A, C, E, R1, R2, R3, S

Growth Strategy Fund	A, C, E, R1, R2, R3, S

Equity Growth Strategy Fund	A, C, E, R1, R2, R3, S

2010 Strategy Fund	A, E, R1, R2, R3, S

2015 Strategy Fund	R1, R2, R3

2020 Strategy Fund	A, E, R1, R2, R3, S

2025 Strategy Fund	R1, R2, R3

2030 Strategy Fund	A, E, R1, R2, R3, S

2035 Strategy Fund	R1, R2, R3

2040 Strategy Fund	A, E, R1, R2, R3, S

2045 Strategy Fund	R1, R2, R3

2050 Strategy Fund	R1, R2, R3

In Retirement Fund	R1, R2, R3

2017 Retirement Distribution Fund — A Shares

2017 Accelerated Distribution Fund — A Shares

2027 Extended Distribution Fund — A Shares

2017 Retirement Distribution Fund — S Shares

2017 Accelerated Distribution Fund — S Shares

2027 Extended Distribution Fund — S Shares

Russell Investment Company

Russell Investment Company is a series investment company with 38 different investment portfolios referred to as Funds. These financial statements report on 21 of these Funds.

Russell Investment Company

LifePoints® Funds

Annual Report

October 31, 2008

Russell Investment Company - LifePoints® Funds.

Copyright © Russell Investments 2008. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc. (effective June 2, 2008, the name changed from Russell Fund Distributors, Inc.) member FINRA, part of Russell Investments.

Russell Investments and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

We are pleased to provide you with Russell Investment Company’s 2008 Annual Report. It includes portfolio management discussions and fund-specific details that will give you an in-depth understanding of fund performance for the fiscal year ending October 31, 2008.

It would be an understatement to say that 2008 has been a difficult year and the market crisis of the past couple of months has defied all predictions. Virtually no sector of the financial industry or the economy has been spared.

All of us at Russell want you to know that we are sensitive to investor concerns. While market events have impacted the performance of the funds, we believe that investors are well served by remaining focused on long-term disciplined investing in well-diversified, asset allocated portfolios.

The Russell Investments team has years of experience in managing people’s money through various market cycles, trends and turnarounds. As always, we are monitoring our investment managers to ensure their adherence to their long-term strategies despite the recent disruptions.

As we all collectively weather this storm, we believe now is the perfect time for you to talk with your financial advisor to ensure that your portfolio remains aligned with your long term goals.

Each and every day we strive to improve financial security for people. We will not waiver in that commitment and sincerely appreciate your continued support.

Best regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2008 (Unaudited)

U.S. Equity Markets

For the fiscal year ending October 31, 2008, U.S. equity markets were remarkably weak, with the broad market Russell 3000® Index posting a 36.6% drop amid the worst financial crisis in almost a century. Major bankruptcies, the freezing of credit markets and the widespread global recession fears which ensued — particularly during the final quarter of the fiscal year — drove investors to sell riskier assets as fear and panic pervaded the market.

The economic crisis stemmed from issues in the financial sector. The U.S. housing market stood at the center of the financial sector’s problems. The housing slowdown that began in the summer of 2006 and continued in 2007 intensified throughout this fiscal year and led to rising loan default rates and home foreclosures which, in turn, led to further housing weakness. As home prices dropped and default rates increased, the value of derivative instruments, such as mortgage-backed securities, whose values were based on these mortgages, plummeted. This forced banks to take massive write-downs of book values as required by mark-to-market accounting. With the lack of certainty about the real book value of assets on the balance sheets of banks, banks have been unable and/or unwilling to lend funds to other banks. Despite aggressive interest rate cuts by the Federal Reserve Board (the “Federal Reserve”), which have taken the Federal Funds rate from 5.25% (in third quarter 2007) to 1.00% (at fiscal year end), mortgage and other lending rates have not come down as sharply as banks are using the wider lending spread to offset their substantial write-downs on book values. In addition to banks now having stricter lending standards, higher interest rate on loans have had a profound impact on the availability of affordable credit for potential homebuyers, small businesses, and other borrowers.

Following write-downs, dwindling capital bases and a crisis of confidence in their businesses, several large banks, brokers, mortgage companies and insurance companies filed for bankruptcy, were seized by the federal government and resold or were bailed out by the government during the fiscal year, with the most notable ones being Countrywide Financial, Bear Stearns, IndyMac Bancorp, Lehman Brothers, Fannie Mae, Freddie Mac, AIG, Washington Mutual and Wachovia. Amid concerns of additional bankruptcies and uncertainty surrounding which institutions may be bailed out by the government, the fear-driven environment has persisted. In addition, there have been a number of problems at hedge funds, leading to massive deleveraging, or forced selling of assets, to meet client redemptions. This forced selling of assets has put severe downward pressure on many securities, particularly the highly-liquid larger cap U.S. stocks, regardless of those securities’ fundamentals.

After more than four years of strong growth, corporate profits have dipped fairly sharply, especially in the financial services sector. Excluding financial services companies, earnings fell to single digit growth rates, but were still slightly positive. The growth rate of gross domestic product also fell, but stayed marginally positive until the third quarter report which showed a contraction of -0.3%, the worst since the 2001 recession. A significant reduction in consumer spending had the most substantial negative impact on the GDP number, as consumers became fearful due to rising unemployment levels, declining home values, increased difficulty in getting loans and higher energy prices for most of the period. The Consumer Confidence Index released by the Conference Board was 38 in October — the lowest value in the history of the Index. In regard to commodities, oil prices went above $145/barrel in mid-July before dropping to below $65/barrel in late October.

4	Market Summary

Russell Investment Company

Market Summary as of October 31, 2008 (Unaudited)

Although the domestic economy was slowing for most of the fiscal year, the U.S. equity market was helped by strong exports to faster-growing, developing, non-U.S. economies. With approximately 40% of U.S. corporations’ revenues derived from international customers, the declining U.S. dollar provided increased demand for U.S. products abroad. During 2007 and the first half of 2008, exposure to global companies was rewarded, but a strong reversal that began in July 2008 has been swift and dramatic. Higher valuation cyclical companies and those with more debt on their balance sheets have been the most negatively impacted in 2008. Companies that have high forecasted growth rates have also been hit hard as investors have become less confident that these growth rates can be sustained going forward.

In the wake of these powerful macroeconomic forces, the fiscal year presented a very difficult active management environment which was marked by three distinct themes: 1) largely indiscriminate selling of U.S. stocks by panic-driven, risk-averse investors concerned first about a U.S. recession and then about a global recession, 2) intense selling of financial stocks for a majority of the period, and 3) the strength of global companies for the first three quarters of the fiscal year as multinational companies with exposure to developing markets outpaced domestically-driven companies and commodity-related companies (especially energy) outperforming the general market by a wide margin.

As the global economy weakened over the last three to four months of the fiscal year, global exposures were penalized. Amid concerns about the magnitude of the global slowdown, oil prices plummeted from their record highs and led the other energy sector to sell off sharply. Over the course of the entire fiscal year, the worst performing sectors in the Russell 3000® Index were the other sector -48.2%, financial services -47.4%, materials & processing -44.3% and other energy -42.1%. Meanwhile, the best performing sectors in the Russell 3000® Index were those that are generally considered to be more defensive. The slower-growing, less economically-sensitive consumer staples sector was the best relative performer -14.6%, followed by integrated oils -21.9% and health care -23.7%.

Weakness was experienced across investment styles as well as the capitalization spectrum. While both growth and value investment styles were down substantially, value outperformed growth in the small cap segment (Russell 2000® Value -30.5%, Russell 2000® Growth -37.9%) and to a lesser degree in the large cap segment (Russell 1000® Value -36.8%, Russell 1000® Growth -37%). In general, small cap stocks outperformed large caps (-34.2% and -36.8% for the Russell 2000® Index and Russell 1000® Index, respectively). Midcap and microcap stocks underperformed by the widest margins with the Russell Midcap® Index down 40.7%, and the Russell Microcap® Index down 39.3%.

During fiscal 2008, the market environment was largely hostile for active management as investors sold stocks regardless of fundamentals, the basic determinants of a stock’s value. Small cap fund managers had the most difficult time relative to their benchmark, along with growth managers across the cap spectrum as the shift away from higher growth stocks came quickly and sharply. Core, or market-oriented, managers struggled less than style-focused managers in fiscal year 2008. The Lipper® Small Cap Core Funds Average trailed the Russell 2000® Index by 2.2%, the Lipper® Small Cap Growth Funds Average underperformed the Russell 2000® Growth Index by 4.6% and the Lipper® Small Cap Value Funds Average underperformed the Russell 2000® Value Index by 3.5%. The Lipper® Large Cap Core Funds Average outperformed the Russell 1000® Index by 0.9%, the Lipper® Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 2.1% and the Lipper® Large Cap Value Funds Average underperformed the Russell 1000® Value Index by 0.4%.

Market Summary	5

Russell Investment Company

Market Summary as of October 31, 2008 (Unaudited)

Real Estate Securities Market

For the fiscal year ending October 31, 2008, U.S. real estate investment trusts (REITs) generated a 40.53% loss, as measured by the FTSE NAREIT Equity Index (Index). During this period, REITs underperformed the broader equity market. The negative REIT performance was accompanied by an unprecedented amount of volatility during the period. During the first three months of the fiscal year, REITs lost 15%; the following three months, REITs were up 9%; and, during the last six months, REITs lost 35%, most of which came in October. October marked the worst month in the history of the Index, posting both the largest gain and loss achieved in a single day.

Early in the fiscal year, the REIT market continued to be plagued by the subprime mortgage issues that began in the summer of 2007. Issuance in the commercial mortgage-backed securities market declined sharply and problems in the credit markets began to escalate. Investors became more risk averse as recessionary fears began to emerge at the end of 2007. The Federal Reserve became active in an attempt to stave off concerns of a recession by cutting rates aggressively, twice in January alone, and injecting liquidity into the financial markets through a variety of initiatives. First and second quarter REIT earnings held up well, although many companies took the opportunity to revise 2009 estimates downwards.

By September 2008, consumer spending had slowed, the unemployment rate was climbing and both corporate and consumer credit markets remained tight. The collapse of Lehman Brothers Holdings Inc. on September 15 sparked panic within the financial markets and REITs were heavily sold off over the ensuing weeks. Given share price declines over this period, REIT valuation metrics, including earnings multiples and dividend yields, have adjusted dramatically. At the end of October, average REIT dividend yields had increased to approximately 7.5%, compared with less than 5% that prevailed over most of the past five years.

An overriding theme during the fiscal year was the elevated correlation between REITs and the financial services sector of the broader equity market. This is due to the fact that most broad equity indexes include REITs in the financial services sector. This weighed heavily on REIT performance during the period, as many general equity investors avoided financial services stocks and other investors took short positions in individual stocks and exchange traded funds in the financial services sector. This was also a contributing factor to the exceptionally high volatility observed in the REIT market during the fiscal year.

Another key trend during the fiscal year was a flight towards quality REIT names, with the market especially rewarding companies that have made a concerted effort to mitigate risk. Companies with the lowest leverage levels, limited near term refinancing needs and limited development pipelines held up the best. Neither dividend yield nor market capitalization appeared to be contributing factors to differences in individual company performance.

During the fiscal year, returns were disappointing across all property sectors. The poorest performing sectors were industrial and regional malls. Leverage ratios for the industrial and regional malls companies tend to be higher than the overall REIT universe, which has negatively impacted those stocks. In addition, meaningful development pipelines in the leading industrial companies have put added pressure on earnings forecasts due to weaker leasing market conditions. Two of the better performing property sectors were health care and specialty. Due to the stable nature of the cash flows embedded in many health care leases, investors sought out this defensive sector given the slowing economy. Timber REITs dominate the specialty sector and performed relatively well over the fiscal year due to the continued strength in transaction pricing for timberland.

6	Market Summary

Russell Investment Company

Market Summary as of October 31, 2008 (Unaudited)

The U.S. REIT market outperformed relative to the international real estate securities market by a wide margin during the fiscal year. The largest price correction occurred in the Asia Pacific region, with smaller corrections taking place in Continental Europe and the United Kingdom. While the effects of the global economic slowdown and credit crisis have spread to the other regions, the U.S. REIT market has fared relatively better, mirroring trends in the broader global equity markets.

Non-U.S. Developed Equity Markets

Non-U.S. developed stocks fell 46.62% as measured by the MSCI EAFE® Index for the fiscal year ended October 31, 2008. Appreciation of the U.S. dollar relative to foreign currencies, mainly as a result of the flight to safety toward the end of the fiscal year, exacerbated already weak non-U.S. equity returns. In local currencies, the MSCI EAFE® Index fell 41.31% over the 12-month period.

The market struggled under increasing concern over the health of the global financial system. While these concerns affected markets for nearly the full 12 months, most of the decline in equity values came in September and October 2008, as several prominent financial companies in the U.S. and Europe encountered financial distress. In nearly all cases, government “bailouts” were necessary for these companies to avoid bankruptcy.

The additional impact of already declining global economic growth increasingly weighed on markets during the period. Expectations for global economic growth were revised downwards throughout the year. The latter part of the fiscal year experienced contraction in economic output in Europe and Asia. Output growth of 5% in 2007 slowed sharply for 2008 with abbreviated expectations for growth in developed economies in 2009.

The change in market conditions was evident in a marked increase in market volatility as investors’ complacency towards risk was quickly replaced by acute risk aversion. Stocks with prices most directly tied to high, long-term growth prospects suffered some of the steepest declines, as investors doubted the ability of these companies to post strong growth in a decelerating economic environment. However, due to the sharp declines of financials, the largest sector of the value index, value lagged growth by 3.57% in the period (the MCSI EAFE Growth Index lost 44.85% and the MSCI EAFE Value Index lost 48.42%.

Market sectors most leveraged to global economic growth or in the nexus of the financial sector meltdown were the most severely impacted, though no areas of the market were immune. Financials ended the 12-month period down 57% (as measured by the MSCI EAFE Index financials sector grouping). The strong gains of materials early in the period were quickly reversed. The sector ended the period down nearly 55% as measured by the MSCI EAFE materials sector grouping. Energy stocks also fell sharply as the price of a barrel of oil fell from a high of more than $145 to below $65. However, the sector’s one-year stock price decline of 37.52% (as measured by the MSCI EAFE energy sector) was better than all but the traditionally defensive sectors. Among the defensive sectors of the market, health care, led by pharmaceutical stocks, held up best with a decline of 20.52% as measured by the MSCI EAFE health care sector. Utilities and consumer staples, down 30.84% and 31.86% as measured by the MSCI EAFE utilities and MSCI EAFE consumer staples sector groupings, respectively, were the next best performers. Sector groupings are based on the Global Industry Classification Standard definitions.

Regional results were generally tied to sensitivity to global economic conditions. The MSCI Pacific ex-Japan® Index declined the most, down 54.83%. MSCI Europe ex-United Kingdom® Index fell 48.18%, while the MSCI United Kingdom® Index fell 47.66%. In all three regions, currency impact had a pronounced impact on

Market Summary	7

Russell Investment Company

Market Summary as of October 31, 2008 (Unaudited)

returns with the regions down 43.11%, 41.80%, and 32.70%, respectively, in local currencies. MSCI Japan® Index fell 46.68% in yen, but had one of the few currencies that managed to appreciate versus the US dollar and fell only 37.50% in USD.

Emerging Markets

During the fiscal year, the MSCI Emerging Markets Index (“Index”) declined 56.35%, underperforming developed markets as measured by the MSCI World Index Free which fell 41.85%. The return represented the worst 12-month period in the history of Emerging Markets. The turmoil in the world’s financial system meant heightened risk aversion, high levels of volatility and dispersion across countries, sectors and currencies. Emerging Markets may be better placed and more resilient to a downturn in developed economies, however, emerging markets are not immune to problems of the developed world. Price momentum (i.e. stocks exhibiting trending relative price appreciation) benefited from the continued rally of commodity-related sectors through the latter part of 2007 and well into 2008 but this reversed as global equity markets began falling sharply. The faltering global economy and the steep pull-back in commodity prices affected cyclical areas of the market including industrials, materials and energy sectors while defensive-oriented sectors were relative safe havens during the period.

In terms of regions, Latin America was the top performer (-51.85% as measured by the MSCI EM Latin America Index) supported by the relative outperformance from Brazil and Mexico. The Europe, Middle East and Africa region (-53.81% as measured by the MSCI EM Europe, Middle East and Africa Index) outperformed the broader market despite significant performance headwinds from Russia. The MSCI EM Asia Index lagged the Index losing 58.97%. The BRIC (Brazil, Russia, India and China) economies with the exception of Brazil all underperformed the broader Index. Countries trading at higher valuations, such as China and India fell sharply during the period. Smaller and frontier markets have performed better than larger markets in general as their economies tend to be led by domestic consumption rather than external demand. Other notable relative underperformers included Turkey (-62.33% as measured by the MSCI Turkey Index) and Korea (-59.97% as measured by the MSCI Korea Index), which faced a series of headwinds from currency devaluation to political intervention and the liquidity crisis.

Currencies were weak against the U.S. dollar with some, such as the South African Rand, down more than 50%. Within emerging markets, the industrials sector and resource-related areas underperformed significantly. Chinese financials and materials stocks along with Russian energy and Brazilian materials stocks were key market movers. Health care, utilities and consumer staples sectors outperformed the Index while cyclical sectors lagged.

U.S. Fixed Income Markets

The Lehman Brothers U.S. Aggregate Bond Index (which was renamed the Barclays Capital U.S. Aggregate Bond Index on October 31, 2008), a broad measure of U.S. investment grade fixed income securities, returned 0.30% for the fiscal year ended October 31, 2008, down significantly from its return of 5.38% for fiscal 2007. Similar to the prior year, the index and its major sectors trailed equivalent-duration U.S. Treasuries, as the subprime mortgage crisis that started in the summer of 2007 deepened and developed into a severe liquidity crisis, the size and scope of which had not been seen since the U.S. Great Depression of the 1930s. During fiscal 2008, investors moved their capital away from riskier investments to the safest possible investments (i.e., U.S. Treasuries), continuing the “flight to quality” trend started in the prior period.

8	Market Summary

Russell Investment Company

Market Summary as of October 31, 2008 (Unaudited)

Throughout fiscal 2008, in an effort to deal with credit market illiquidity and a slowing economy, the Federal Reserve lowered the target Federal Funds rate seven times, including two non-scheduled “surprise” cuts of 0.75% in January and 0.50% in October. The target rate started the year at 4.50% and ended at 1.00%, a rate not seen since June 2004 when the Federal Reserve began the first of its 17 “measured” rate increases.

The downward shift in the yield curve started in 2007 and continued in earnest in 2008, with the curve “steepening” significantly below the 10-year mark; i.e., yields on shorter-maturity Treasuries declined by a greater degree than longer-maturity Treasuries, resulting in a steeper, upward sloping curve. The change was driven by the Federal Reserve’s lowering of rates (affecting the short end) and investors’ increasing demand for U.S. Treasuries (driving down longer-maturity yields). Yields on 2-year Treasuries declined by 2.4% to 1.56% while 10-year Treasuries declined by 0.52% to 3.96%.

The subprime mortgage crisis and deflating housing market were still major issues throughout the year. Home price depreciation continued to accelerate. By the end of August, the average U.S. national home price had declined year-on-year by 16.6%, reaching a level that was down 20% from the July 2006 peak. Subprime mortgage foreclosures increased from 6.89% at the end of September 2007 to 11.81% at the end of June 2008. Total foreclosures increased from 1.69% to 2.75% during the same period. Writedowns on the values of mortgages had a large negative impact on bank balance sheets. During the year, writedowns at financial institutions world-wide amounted to approximately $770 billion, bringing total writedowns since the start of the subprime crisis to approximately $918 billion.

The credit crisis reshaped the world’s financial landscape during 2008. Fiscal 2008 was marked by many historic credit market events — unfortunately, most if not all of these were negative. The year started with the departure of Merrill Lynch’s chairman/CEO after the firm reported a $2 billion loss, six times larger than the firm forecasted just three weeks earlier. Soon after, Citigroup’s CEO left after the then-largest U.S. bank by assets increased its estimate for mortgage-related writedowns.

During the ensuing four months, the market continued its downward trend, which was capped in mid-March by Bear Stearns receiving emergency funding from the Federal Reserve and JPMorgan Chase as a three-day run on the bank depleted its cash reserves. Two days later JPMorgan Chase acquired Bear Stearns for seven percent of its market value in a sale brokered by the Federal Reserve and the U.S. Treasury. Investors took this as a sign that the U.S. government would stand behind financial institutions and credit markets rallied for the next few months.

During the first half of the year, the U.S. government had become increasingly concerned that the credit crisis would significantly slow the U.S. economy — particularly the spending of consumers, who account for approximately two-thirds of GDP. In April, the U.S. Internal Revenue Service started distributing tax rebates as part of a $168 billion economic stimulus plan.

In the second half of fiscal 2008, the credit market rally ended as illiquidity reached extreme levels and the financial crisis became global in scope. In July, IndyMac Bancorp, the then-second-biggest independent U.S. mortgage lender, was seized by federal regulators after a run by depositors depleted its cash. In August, Commerzbank AG agreed to buy Allianz SE’s Dresdner Bank for 9.8 billion euros in Germany’s biggest banking takeover in three years.

Market Summary	9

Russell Investment Company

Market Summary as of October 31, 2008 (Unaudited)

Mounting pressure culminated in the events of September, perhaps the worst month ever in fixed income history. The month started with the U.S. government seizing control of Fannie Mae and Freddie Mac, the largest U.S. mortgage-finance companies. In the middle of the month, the U.S. government did not arrange a deal or otherwise bail out Lehman Brothers, and the 158-year old firm filed the largest bankruptcy in U.S. history. This was followed by the bankruptcy of 119-year old Washington Mutual. American International Group (AIG) accepted an $85 billion loan from the Federal Reserve to avert what would have been the worst financial collapse in history, with the U.S. government taking a substantial ownership stake in AIG.

In September, the investment banking business model fundamentally changed, with Goldman Sachs and Morgan Stanley receiving approval to become deposit-taking commercial banks regulated by the Federal Reserve, as tight credit markets forced Wall Street’s two remaining independent investment banks to widen their sources of funding. Similar events occurred in Europe and throughout the world, with large financial institutions either merging or with governments providing support in return for equity stakes.

September ended with the U.S. Treasury proposing the Financial Market Rescue Bill, including the Troubled Asset Relief Program (TARP), which authorized the Treasury to spend up to $700 billion to buy mortgages and other distressed assets. The House initially rejected the bill, but subsequently passed it. The bill was signed into law in early October.

The events of September contributed to the extreme market illiquidity in October, evidenced by spikes in overnight and three-month LIBOR (the rates at which banks lend to one another). The Federal Reserve took significant steps to improve liquidity in the short duration markets, which included the creation of the Commercial Paper Funding Facility (CPFF) and the Money Market Investor Funding Facility (MMIFF).

10	Market Summary

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Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Conservative Strategy Fund - Class A †
	Total Return
1 Year	(20.39)%
5 Years	(0.46	)%§
10 Years	2.28	%§

Conservative Strategy Fund - Class C ††
	Total Return
1 Year	(16.24)%
5 Years	(0.02	)%§
10 Years	2.12	%§

Conservative Strategy Fund - Class E
	Total Return
1 Year	(15.60)%
5 Years	0.73	%§
10 Years	2.89	%§

Conservative Strategy Fund - Class R1 †††
	Total Return
1 Year	(15.36)%
5 Years	0.95	%§
10 Years	3.10	%§

Conservative Strategy Fund - Class R2 ††††
	Total Return
1 Year	(15.60)%
5 Years	0.72	%§
10 Years	2.88	%§

Conservative Strategy Fund - Class R3 †††††
	Total Return
1 Year	(15.78)%
5 Years	0.47	%§
10 Years	2.63	%§

Conservative Strategy Fund - Class S ††††††
	Total Return
1 Year	(15.34)%
5 Years	0.97	%§
10 Years	3.12	%§

Barclays Capital U.S. Aggregate Bond Index***
	Total Return
1 Year	0.30%
5 Years	3.48	%§
10 Years	5.00	%§

Merrill Lynch U.S. Treasuries 1-3 Year Index**
	Total Return
1 Year	6.85%
5 Years	3.81	%§
10 Years	4.56	%§

12	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Conservative Strategy Fund (“Fund”) seeks to provide high current income and low long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Conservative Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares lost 15.56%, 16.24%, 15.60%, 15.36%, 15.60%, 15.78% and 15.34%, respectively. This compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 0.30% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Barclays Capital U.S. Aggregate Bond Index primarily due to the Fund’s exposure to equity markets, especially non-U.S. developed and emerging markets. These markets were negatively impacted by both the global financial crisis and the strength of the U.S. dollar.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Merrill Lynch US Treasuries 1-3 Year Index, and the Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, represented the only underlying fund asset classes with positive absolute returns. The returns of the Barclays Capital U.S. Aggregate Bond Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond Underlying Fund held an underweight to Treasuries relative to the benchmark. The Merrill Lynch US Treasuries 1-3 Year Index is an all-Treasury index, while the underlying Short Duration Bond Fund holds non-Treasury bonds such as short duration investment grade corporate bonds, which is an out-of-benchmark non-Treasuries exposure. In absolute terms, bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities. In equities, the International Developed Markets Underlying Fund was the worst performer followed by the U.S. Small & Mid Cap Underlying Fund. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks and the Fund’s benchmark; yet four of the seven Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Funds (80% target allocation of the Fund’s assets are allocated to fixed income Underlying Funds) lagged their indexes. The underlying fixed income fund’s money managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation, security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Fund to outperform peers as measured by the Lipper® BBB Rated Corp Debt Funds Average.

The fundamental U.S. equity Underlying Fund that the Fund invests in (6% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and was generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Fund. The U.S. equity Underlying Fund benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and mid cap stocks were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (5% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (3% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance. However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S. and global Underlying Funds (a combined 6% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contributed negatively to the

Conservative Strategy Fund	13

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Fund’s performance. The performance of the emerging markets asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class negatively impacted the non-U.S. Underlying Fund which held an out-of-benchmark allocation to emerging markets. The performance of all international and global markets money managers of these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
International Securities Fund	Russell International Developed Markets Fund
Multistrategy Bond Fund	Russell Strategic Bond Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class E Shares on November 7, 1998. Assumes initial investment on November 1, 1998.

**	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

***	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

†	The Fund first issued Class A Shares on March 3, 2003. The returns shown for Class A Shares prior to March 3, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

††	The Fund first issued Class C Shares on February 11, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class D Shares from November 1, 1998 to February 10, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

†††	The Fund first issued Class R1 Shares on December 29, 2006. The returns shown for Class R1 Shares prior to December 29, 2006 are the returns of the Fund’s Class E Shares from November 1, 1998 to February 13, 2000 and the returns of the Fund’s Class S Shares from February 14, 2000 to December 28, 2006.

††††	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

†††††	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

††††††	The Fund first issued Class S Shares on February 14, 2000. The returns shown for Class S Shares prior to February 14, 2000 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$849.30	$1,023.68
Expenses Paid During Period*	$1.35	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$845.90	$1,019.91
Expenses Paid During Period*	$4.83	$5.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$849.60	$1,023.73
Expenses Paid During Period*	$1.30	$1.42

*	Expenses are equal to the Fund’s annualized expense ratio of 0.28% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Conservative Strategy Fund	15

Russell Investment Company

Conservative Strategy Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$850.40	$1,024.94
Expenses Paid During Period*	$0.19	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$849.50	$1,023.68
Expenses Paid During Period*	$1.35	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$848.70	$1,022.47
Expenses Paid During Period*	$2.46	$2.69

*	Expenses are equal to the Fund’s annualized expense ratio of 0.53% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$850.50	$1,024.94
Expenses Paid During Period*	$0.19	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

16	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 80.4%
Russell Short Duration Bond Fund	5,004,958	86,135
Russell Strategic Bond Fund	28,108,118	257,470

		343,605

Domestic Equities - 13.8%
Russell Real Estate Securities Fund	438,088	11,912
Russell U.S. Core Equity Fund	1,242,403	25,730
Russell U.S. Quantitative Equity Fund	963,638	21,480

		59,122

International Equities - 5.8%
Russell Global Equity Fund	1,391,432	8,474
Russell International Developed Markets Fund	694,940	16,498

		24,972

Total Investments - 100.0%
(identified cost $496,409)		427,699

Other Assets and Liabilities, Net - (0.0%)		(169)

Net Assets - 100.0%		427,530

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund	17

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Moderate Strategy Fund - Class A †
	Total Return
1 Year	(28.43)%
5 Years	(0.35	)%§
10 Years	2.16	%§

Moderate Strategy Fund - Class C ††
	Total Return
1 Year	(24.67)%
5 Years	0.07	%§
10 Years	2.02	%§

Moderate Strategy Fund - Class E
	Total Return
1 Year	(24.03)%
5 Years	0.84	%§
10 Years	2.76	%§

Moderate Strategy Fund - Class R1 †††
	Total Return
1 Year	(23.92)%
5 Years	0.94	%§
10 Years	2.90	%§

Moderate Strategy Fund - Class R2 ††††
	Total Return
1 Year	(24.03)%
5 Years	0.82	%§
10 Years	2.76	%§

Moderate Strategy Fund - Class R3 †††††
	Total Return
1 Year	(24.27)%
5 Years	0.57	%§
10 Years	2.51	%§

Moderate Strategy Fund - Class S ††††††
	Total Return
1 Year	(23.85)%
5 Years	1.08	%§
10 Years	2.97	%§

Barclays Capital U.S. Aggregate Bond Index***
	Total Return
1 Year	0.30%
5 Years	3.48	%§
10 Years	5.00	%§

Russell 1000® Index**
	Total Return
1 Year	(36.80)%
5 Years	0.37	%§
10 Years	0.75	%§

18	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Moderate Strategy Fund (“Fund”) seeks to provide high current income and moderate long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Moderate Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares lost 24.05%, 24.67%, 24.03%, 23.92%, 24.03%, 24.27% and 23.85%, respectively. These compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 0.30% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Barclays Capital U.S. Aggregate Bond Index primarily due to the Fund’s exposure to equity markets, especially non-U.S. developed and emerging markets. These markets were negatively impacted by both the global financial crisis and the strength of the U.S. dollar.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, represented the only underlying asset class held in the Fund with a positive absolute return. The returns of this Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond underlying fund held an underweight to Treasuries relative to the benchmark. In absolute terms, core bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities. The emerging markets Underlying Fund was the worst performer followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks and the Fund’s benchmark; yet four of the eight Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Fund (60% target allocation of the Fund’s assets are allocated to a fixed income Underlying Fund) underperformed its benchmark. The underlying fixed income fund’s money managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation, security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Fund to outperform peers as measured by the Lipper® BBB Rated Corp Debt Funds Average.

The fundamental U.S. equity Underlying Funds that the Fund invests in (13% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small cap stocks were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (10% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (3% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance. However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 14% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contributed negatively to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell

Moderate Strategy Fund	19

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund, which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund
Multistrategy Bond Fund	Russell Strategic Bond Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1998.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

†	The Fund first issued Class A Shares on March 5, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

††	The Fund first issued Class C Shares on February 11, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class D Shares from November 1, 1998 to February 10, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

†††	The Fund first issued Class R1 Shares on October 3, 2006. The returns shown for Class R1 Shares prior to October 3, 2006 are the returns of the Fund’s Class E Shares from November 1, 1998 to January 31, 2000 and the returns of the Fund’s Class S Shares from February 1, 2000 to October 2, 2006.

††††	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

†††††	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

††††††	The Fund first issued Class S Shares on February 1, 2000. The returns shown for Class S Shares prior to February 1, 2000 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$786.50	$1,023.68
Expenses Paid During Period*	$1.30	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$783.50	$1,019.91
Expenses Paid During Period*	$4.66	$5.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$787.40	$1,023.68
Expenses Paid During Period*	$1.30	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Moderate Strategy Fund	21

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$787.60	$1,024.94
Expenses Paid During Period*	$0.18	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$786.60	$1,023.68
Expenses Paid During Period*	$1.30	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$785.10	$1,022.42
Expenses Paid During Period*	$2.42	$2.75

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$787.60	$1,024.99
Expenses Paid During Period*	$0.13	$0.15

*	Expenses are equal to the Fund’s annualized expense ratio of 0.03% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

22	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.1%
Other Russell Investment Company Series Mutual Funds

Bonds - 60.4%
Russell Strategic Bond Fund	57,681,611	528,364

Domestic Equities - 26.0%
Russell Real Estate Securities Fund	880,357	23,937
Russell U.S. Core Equity Fund	4,271,375	88,460
Russell U.S. Quantitative Equity Fund	3,987,616	88,884
Russell U.S. Small & Mid Cap Fund	1,741,177	26,152

		227,433

International Equities - 13.7%
Russell Emerging Markets Fund	1,530,821	16,257
Russell Global Equity Fund	4,309,516	26,245
Russell International Developed Markets Fund	3,261,542	77,429

		119,931

Total Investments - 100.1%
(identified cost $1,086,402)		875,728

Other Assets and Liabilities, Net - (0.1%)		(737)

Net Assets - 100.0%		874,991

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund	23

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Balanced Strategy Fund - Class A †
	Total Return
1 Year	(34.86)%
5 Years	0.10	%§
10 Years	2.17	%§

Balanced Strategy Fund - Class C ††
	Total Return
1 Year	(31.37)%
5 Years	0.56	%§
10 Years	2.04	%§

Balanced Strategy Fund - Class E
	Total Return
1 Year	(30.84)%
5 Years	1.30	%§
10 Years	2.78	%§

Balanced Strategy Fund - Class R1 †††
	Total Return
1 Year	(30.66)%
5 Years	1.56	%§
10 Years	3.01	%§

Balanced Strategy Fund - Class R2 ††††
	Total Return
1 Year	(30.89)%
5 Years	1.29	%§
10 Years	2.78	%§

Balanced Strategy Fund - Class R3 †††††
	Total Return
1 Year	(30.95)%
5 Years	1.07	%§
10 Years	2.55	%§

Balanced Strategy Fund - Class S ††††††
	Total Return
1 Year	(30.66)%
5 Years	1.56	%§
10 Years	3.01	%§

Barclays Capital U.S. Aggregate Bond Index***
	Total Return
1 Year	0.30%
5 Years	3.48	%§
10 Years	5.00	%§

MSCI EAFE Index**
	Total Return
1 Year	(46.62)%
5 Years	3.60	%§
10 Years	1.67	%§

Russell 1000® Index****
	Total Return
1 Year	(36.80)%
5 Years	0.37	%§
10 Years	0.75	%§

24	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Balanced Strategy Fund (“Fund”) seeks to provide above average capital appreciation and a moderate level of current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Balanced Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares lost 30.88%, 31.37%, 30.84%, 30.66%, 30.89%, 30.95% and 30.66%, respectively. These compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 0.30% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Barclays Capital U.S. Aggregate Bond Index primarily due to the Fund’s exposure to equity markets, especially non-U.S. developed and emerging markets. These markets were negatively impacted by both the global financial crisis and the strength of the U.S. dollar.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Funds benchmark, the Barclays Capital U.S. Aggregate Bond Index, represented the only underlying asset class held in the Fund with a positive absolute return. The returns of this Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond Underlying Fund held an underweight to Treasuries relative to the benchmark. In absolute terms, core bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities. The Emerging Markets Underlying Fund was the worst performer followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks and the Fund’s benchmark; yet four of the eight Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fundamental U.S. equity Underlying Funds that the Fund invests in (19% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small caps were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (15% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (5% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance. However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 21% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contributed negatively to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

The fixed income Underlying Fund (40% target allocation of the Fund’s assets are allocated to a fixed income Underlying Fund) underperformed its benchmark. The underlying fixed income

Balanced Strategy Fund	25

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

fund’s money managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation, security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Fund to outperform peers as measured by the Lipper® BBB Rated Corp Debt Funds Average.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund
Multistrategy Bond Fund	Russell Strategic Bond Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1998.

**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

***	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

****

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

†	The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to March 4, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

††	The Fund first issued Class C Shares on January 29, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class D Shares from November 1, 1998 to January 28, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

†††	The Fund first issued Class R1 Shares on June 6, 2006. The returns shown for Class R1 Shares prior to June 6, 2006 are the returns of the Fund’s Class E Shares from November 1, 1998 to January 30, 2000 and the returns of the Fund’s Class S Shares from January 31, 2000 to June 5, 2006.

††††	The Fund first issued Class R2 Shares on April 3, 2006. The returns shown for Class R2 Shares prior to April 3, 2006 are the returns of the Fund’s Class E Shares.

†††††	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

††††††	The Fund first issued Class S Shares on January 31, 2000. The returns shown for Class S Shares prior to January 31, 2000 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$734.50	$1,023.68
Expenses Paid During Period*	$1.26	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$732.00	$1,019.91
Expenses Paid During Period*	$4.53	$5.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$735.00	$1,023.68
Expenses Paid During Period*	$1.26	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Balanced Strategy Fund	27

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$735.80	$1,024.94
Expenses Paid During Period*	$0.17	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$734.80	$1,023.68
Expenses Paid During Period*	$1.26	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$734.70	$1,022.42
Expenses Paid During Period*	$2.35	$2.75

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$735.80	$1,024.94
Expenses Paid During Period*	$0.17	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

28	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 41.3%
Russell Strategic Bond Fund	179,683,582	1,645,902

Domestic Equities - 38.6%
Russell Real Estate Securities Fund	6,557,734	178,305
Russell U.S. Core Equity Fund	28,965,604	599,877
Russell U.S. Quantitative Equity Fund	27,095,594	603,961
Russell U.S. Small & Mid Cap Fund	10,301,870	154,734

		1,536,877

International Equities - 20.1%
Russell Emerging Markets Fund	10,119,792	107,472
Russell Global Equity Fund	25,732,117	156,709
Russell International Developed Markets Fund	22,681,614	538,461

		802,642

Total Investments - 100.0%
(identified cost $5,206,514)		3,985,421

Other Assets and Liabilities, Net - (0.0%)		(871)

Net Assets - 100.0%		3,984,550

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund	29

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

                                    [CHART]

Growth Strategy Fund - Class A †
	Total Return
1 Year	(40.61)%
5 Years	(0.09	)%§
10 Years	1.64	%§

Growth Strategy Fund - Class C ††
	Total Return
1 Year	(37.44)%
5 Years	0.36	%§
10 Years	1.49	%§

Growth Strategy Fund - Class E
	Total Return
1 Year	(37.01)%
5 Years	1.10	%§
10 Years	2.23	%§

Growth Strategy Fund - Class R1 †††
	Total Return
1 Year	(36.86)%
5 Years	1.35	%§
10 Years	2.46	%§

Growth Strategy Fund - Class R2 ††††
	Total Return
1 Year	(37.04)%
5 Years	1.09	%§
10 Years	2.23	%§

Growth Strategy Fund - Class R3 †††††
	Total Return
1 Year	(37.17)%
5 Years	0.86	%§
10 Years	1.99	%§

Growth Strategy Fund - Class S ††††††
	Total Return
1 Year	(36.86)%
5 Years	1.35	%§
10 Years	2.46	%§

Russell 1000® Index***
	Total Return
1 Year	(36.80)%
5 Years	0.37	%§
10 Years	0.75	%§

MSCI EAFE Index**
	Total Return
1 Year	(46.62)%
5 Years	3.60	%§
10 Years	1.67	%§

Barclays Capital U.S. Aggregate Bond Index****
	Total Return
1 Year	0.30%
5 Years	3.48	%§
10 Years	5.00	%§

30	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation with low current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Growth Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3, and Class S Shares lost 36.98%, 37.44%, 37.01%, 36.86%, 37.04%, 37.17% and 36.86%, respectively. These compared to the Russell 1000® Index, which lost 36.80% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Russell 1000® Index primarily due to the Fund’s exposure to non-U.S. developed and emerging markets. These markets were negatively impacted by both the global financial crisis and the strength of the U.S. dollar.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Barclays Capital U.S. Aggregate Bond Index, the benchmark for the Strategic Bond Underlying Fund, was the only Underlying Fund benchmark with a positive return. The returns of this Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond Underlying Fund held an underweight to Treasuries relative to the benchmark. In absolute terms, core bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities. The emerging markets Underlying Fund was the worst performer followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks; yet four of the eight Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fundamental U.S. equity Underlying Funds that the Fund invests in (27% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The U.S. equity Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small cap stocks were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (20% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (6% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance. However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 27% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contributed negatively to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund, which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

The fixed income Underlying Fund (20% target allocation of the Fund’s assets are allocated to a fixed income Underlying Fund) underperformed its benchmark. The underlying fixed income fund’s money managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation,

Growth Strategy Fund	31

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Fund to outperform peers as measured by the Lipper® BBB Rated Corp Debt Funds Average.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund
Multistrategy Bond Fund	Russell Strategic Bond Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1998.

**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

****	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

†	The Fund first issued Class A Shares on March 10, 2003. The returns shown for Class A Shares prior to March 10, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

††	The Fund first issued Class C Shares on January 29, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class D Shares from November 1, 1998 to January 28, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

†††	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to May 19, 2006 are the returns of the Fund’s Class E Shares from November 1, 1998 to January 31, 2000 and the returns of the Fund’s Class S Shares from February 1, 2000 to May 18, 2006.

††††	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

†††††	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

††††††	The Fund first issued Class S Shares on February 1, 2000. The returns shown for Class S Shares prior to February 1, 2000 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$687.40	$1,023.68
Expenses Paid During Period*	$1.23	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$685.10	$1,019.91
Expenses Paid During Period*	$4.41	$5.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$687.10	$1,023.68
Expenses Paid During Period*	$1.23	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Growth Strategy Fund	33

Russell Investment Company

Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$688.10	$1,024.94
Expenses Paid During Period*	$0.17	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$687.10	$1,023.68
Expenses Paid During Period*	$1.23	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$686.50	$1,022.42
Expenses Paid During Period*	$2.29	$2.75

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$688.10	$1,024.94
Expenses Paid During Period*	$0.17	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

34	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 20.6%
Russell Strategic Bond Fund	61,638,066	564,604

Domestic Equities - 53.1%
Russell Real Estate Securities Fund	5,485,461	149,150
Russell U.S. Core Equity Fund	28,161,780	583,230
Russell U.S. Quantitative Equity Fund	25,070,581	558,823
Russell U.S. Small & Mid Cap Fund	10,789,046	162,052

		1,453,255

International Equities - 26.3%
Russell Emerging Markets Fund	9,469,879	100,570
Russell Global Equity Fund	26,886,762	163,740
Russell International Developed Markets Fund	19,206,294	455,958

		720,268

Total Investments - 100.0%
(identified cost $3,832,792)		2,738,127

Other Assets and Liabilities, Net - (0.0%)		(576)

Net Assets - 100.0%		2,737,551

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund	35

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Equity Growth Strategy Fund - Class A †
	Total Return
1 Year	(46.21)%
5 Years	(0.32	)%§
10 Years	1.09	%§

Equity Growth Strategy Fund - Class C ††
	Total Return
1 Year	(43.44)%
5 Years	0.08	%§
10 Years	0.75	%§

Equity Growth Strategy Fund - Class E
	Total Return
1 Year	(42.95)%
5 Years	0.85	%§
10 Years	1.51	%§

Equity Growth Strategy Fund - Class R1 †††
	Total Return
1 Year	(42.83)%
5 Years	1.10	%§
10 Years	1.76	%§

Equity Growth Strategy Fund - Class R2 ††††
	Total Return
1 Year	(42.99)%
5 Years	0.85	%§
10 Years	1.51	%§

Equity Growth Strategy Fund - Class R3 †††††
	Total Return
1 Year	(43.12)%
5 Years	0.61	%§
10 Years	1.24	%§

Equity Growth Strategy Fund - Class S ††††††
	Total Return
1 Year	(42.87)%
5 Years	1.10	%§
10 Years	1.76	%§

Russell 1000® Index**
	Total Return
1 Year	(36.80)%
5 Years	0.37	%§
10 Years	0.75	%§

MSCI EAFE Index***
	Total Return
1 Year	(46.62)%
5 Years	3.60	%§
10 Years	1.67	%§

36	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Equity Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Equity Growth Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares lost 42.93%, 43.44%, 42.95%, 42.83%, 42.99%, 43.12% and 42.87%, respectively. These returns compared to the Russell 1000® Index, which lost 36.80% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Russell 1000® Index primarily due to the Fund’s exposure to non-U.S. developed and emerging markets. These markets were negatively impacted by both the global financial crisis and the strength of the U.S. dollar.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

In absolute terms, the emerging markets Underlying Fund was the worst performer followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying equity asset class funds lagged their respective passive benchmarks; yet three of the seven Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fundamental U.S. equity Underlying Funds that the Fund invests in (33% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The U.S. equity Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small cap stocks were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (25% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (7% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance. However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 35% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contributed negatively to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund, which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as

Equity Growth Strategy Fund	37

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1998.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

†	The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to March 4, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

††	The Fund first issued Class C Shares on February 11, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class D Shares from November 1, 1998 to February 10, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

†††	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to May 19, 2006 are the returns of the Fund’s Class E Shares from November 1, 1998 to January 30, 2000 and the returns of the Fund’s Class S Shares from January 31, 2000 to May 18, 2006.

††††	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

†††††	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

††††††	The Fund first issued Class S Shares on January 31, 2000. The returns shown for Class S Shares prior to January 31, 2000 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$639.60	$1,023.68
Expenses Paid During Period*	$1.20	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$636.20	$1,019.91
Expenses Paid During Period*	$4.28	$5.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$639.20	$1,023.68
Expenses Paid During Period*	$1.20	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Equity Growth Strategy Fund	39

Russell Investment Company

Equity Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$639.80	$1,024.94
Expenses Paid During Period*	$0.16	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$639.20	$1,023.68
Expenses Paid During Period*	$1.20	$1.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$638.70	$1,022.42
Expenses Paid During Period*	$2.22	$2.75

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$639.80	$1,024.94
Expenses Paid During Period*	$0.16	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

40	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Domestic Equities - 65.5%
Russell Real Estate Securities Fund	3,427,637	93,197
Russell U.S. Core Equity Fund	16,706,391	345,989
Russell U.S. Quantitative Equity Fund	14,969,934	333,680
Russell U.S. Small & Mid Cap Fund	6,208,222	93,248

		866,114

International Equities - 34.5%
Russell Emerging Markets Fund	6,184,962	65,684
Russell Global Equity Fund	15,205,181	92,600
Russell International Developed Markets Fund	12,562,710	298,239

		456,523

Total Investments - 100.0%
(identified cost $1,939,685)		1,322,637

Other Assets and Liabilities, Net - (0.0%)		(78)

Net Assets - 100.0%		1,322,559

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	41

Russell Investment Company

2010 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2010 Strategy Fund - Class A †
	Total Return
1 Year	(26.76)%
Inception*	(2.31	)%§

2010 Strategy Fund - Class E
	Total Return
1 Year	(22.24)%
Inception*	(0.79	)%§

2010 Strategy Fund - Class R1 ††
	Total Return
1 Year	(22.02)%
Inception*	(0.52	)%§

2010 Strategy Fund - Class R2 †††
	Total Return
1 Year	(22.21)%
Inception*	(0.77	)%§

2010 Strategy Fund - Class R3 ††††
	Total Return
1 Year	(22.37)%
Inception*	(1.01	)%§

2010 Strategy Fund - Class S
	Total Return
1 Year	(22.02)%
Inception*	(0.52	)%§

Barclays Capital U.S. Aggregate Bond Index**
	Total Return
1 Year	0.30%
Inception*	3.08	%§

Merrill Lynch U.S. Treasuries 1-3 Year Index***
	Total Return
1 Year	6.85%
Inception*	4.61	%§

42	2010 Strategy Fund

Russell Investment Company

2010 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2010 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 1, 2008, consisted of approximately 36% stock funds and 64% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2010.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the 2010 Strategy Fund Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares lost 22.28%, 22.24%, 22.02%, 22.21%, 22.37% and 22.02%, respectively. This compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 0.30% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Barclays Capital U.S. Aggregate Bond Index primarily due to the Fund’s exposure to equity markets, especially from non-U.S. developed and emerging market equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Merrill Lynch U.S. Treasuries 1-3 Year Index and the Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, represented the only underlying fund asset classes with positive absolute returns. The returns of the Barclays Capital U.S. Aggregate Bond Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond Underlying Fund held an underweight to Treasuries relative to the benchmark. The Merrill Lynch U.S. Treasuries 1-3 Year Index is an all-Treasury index, while the Short Duration Bond Fund holds non-Treasury bonds such as short duration investment grade corporate bonds, which is an out-of-benchmark non-Treasuries exposure. In absolute terms, bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities. In equities, the emerging markets Underlying Fund was the worst performer, followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks and the Fund’s benchmark; yet five of the nine Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Funds (64% target allocation of the Fund’s assets are allocated to fixed income Underlying Funds) lagged their indexes. The underlying fixed income fund’s money managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation, security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Funds to outperform peers as measured by their respective Lipper® Averages.

The fundamental U.S. equity Underlying Funds that the Fund invests in (11% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The U.S. equity Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small cap stocks were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (9% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (3% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance.

2010 Strategy Fund	43

Russell Investment Company

2010 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 13% of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contributed negatively to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

In January, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below.

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund
Multistrategy Bond Fund	Russell Strategic Bond Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.

**	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

***	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

†	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

††	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

†††	The Fund first issued Class R2 Shares on November 10, 2006. The returns shown for Class R2 Shares prior to November 10, 2006 are the returns of the Fund’s Class E Shares.

††††	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

44	2010 Strategy Fund

Russell Investment Company

2010 Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$800.10	$1,023.88
Expenses Paid During Period*	$1.13	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$800.30	$1,023.88
Expenses Paid During Period*	$1.13	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$801.70	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2010 Strategy Fund	45

Russell Investment Company

2010 Strategy Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$800.30	$1,023.88
Expenses Paid During Period*	$1.13	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$799.90	$1,022.62
Expenses Paid During Period*	$2.26	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$800.90	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

46	2010 Strategy Fund

Russell Investment Company

2010 Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 64.2%
Russell Short Duration Bond Fund	97,793	1,683
Russell Strategic Bond Fund	2,730,139	25,008

		26,691

Domestic Equities - 23.6%
Russell Real Estate Securities Fund	45,085	1,226
Russell U.S. Core Equity Fund	182,670	3,783
Russell U.S. Quantitative Equity Fund	170,182	3,793
Russell U.S. Small & Mid Cap Fund	66,921	1,005

		9,807

International Equities - 12.2%
Russell Emerging Markets Fund	61,805	657
Russell Global Equity Fund	190,830	1,162
Russell International Developed Markets Fund	138,080	3,278

		5,097

Total Investments - 100.0%
(identified cost $52,251)		41,595

Other Assets and Liabilities, Net - 0.0%		6

Net Assets - 100.0%		41,601

See accompanying notes which are an integral part of the financial statements.

2010 Strategy Fund	47

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2015 Strategy Fund - Class R1
Total Return
Inception*	(20.60)%

2015 Strategy Fund - Class R2
Total Return
Inception*	(20.68)%

2015 Strategy Fund - Class R3
Total Return
Inception*	(20.81)%

Barclays Capital U.S. Aggregate Bond Index**
Total Return
Inception*	(3.83)%

48	2015 Strategy Fund

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2015 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 1, 2008, consisted of approximately 46% stock funds and 54% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2015.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

This Fund was launched on March 31, 2008. For the fiscal year ended October 31, 2008, the 2015 Strategy Fund Class R1, Class R2 and Class R3 Shares lost 20.60%, 20.68% and 20.81%, respectively. This compared to the Barclays U.S. Capital Aggregate Bond Index, which lost 3.83% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Barclays Capital U.S. Aggregate Bond Index primarily due to the Fund’s exposure to equity markets, especially from non-U.S. developed and emerging market equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, represented the only underlying fund asset class with a positive absolute return. The returns of this Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond Underlying Fund held an underweight to Treasuries relative to the benchmark. In absolute terms, bonds as measured by the Barclays Capital U.S. Aggregate

Bond Index performed better than equities. The emerging markets Underlying Fund was the worst performer, followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks and the Fund’s benchmark; yet four of the eight Underlying Funds outperformed their peers within their asset classes their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The fixed income Underlying Fund (54% target allocation of the Fund’s assets are allocated to a fixed income Underlying Fund) underperformed its benchmark. The underlying fixed income fund’s money managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation, security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Fund to outperform peers as measured by the Lipper® BBB Rated Corp Debt Funds Average.

The fundamental U.S. equity Underlying Funds that the Fund invests in (15% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The U.S. equity Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small caps were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (12% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (approximately 4% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance. However, the Fund’s ongoing

2015 Strategy Fund	49

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 15% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contracted negatively to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S Underlying Fund which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on March 31, 2008. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class R1, R2 and R3 Shares on March 31, 2008.

**	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

50	2015 Strategy Fund

Russell Investment Company

2015 Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$775.40	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$774.60	$1,023.88
Expenses Paid During Period*	$1.12	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$773.40	$1,022.62
Expenses Paid During Period*	$2.23	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2015 Strategy Fund	51

Russell Investment Company

2015 Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 99.2%
Other Russell Investment Company Series Mutual Funds

Bonds - 54.2%
Russell Strategic Bond Fund	42,962	394

Domestic Equities - 29.6%
Russell Real Estate Securities Fund	944	26
Russell U.S. Core Equity Fund	3,988	82
Russell U.S. Quantitative Equity Fund	3,714	83
Russell U.S. Small & Mid Cap Fund	1,579	24

		215

International Equities - 15.4%
Russell Emerging Markets Fund	1,493	16
Russell Global Equity Fund	3,838	23
Russell International Developed Markets Fund	3,094	73

		112

Total Investments - 99.2%
(identified cost $894)		721

Other Assets and Liabilities, Net - 0.8%		6

Net Assets - 100.0%		727

See accompanying notes which are an integral part of the financial statements.

52	2015 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2020 Strategy Fund - Class A †
	Total Return
1 Year	(34.03)%
Inception*	(3.48	)%§

2020 Strategy Fund - Class E
	Total Return
1 Year	(30.07)%
Inception*	(2.00	)%§

2020 Strategy Fund - Class R1 ††
	Total Return
1 Year	(29.80)%
Inception*	(1.74	)%§

2020 Strategy Fund - Class R2 †††
	Total Return
1 Year	(30.07)%
Inception*	(2.01	)%§

2020 Strategy Fund - Class R3 ††††
	Total Return
1 Year	(30.24)%
Inception*	(2.27	)%§

2020 Strategy Fund - Class S
	Total Return
1 Year	(29.88)%
Inception*	(1.77	)%§

Barclays Capital U.S. Aggregate Bond Index**
	Total Return
1 Year	0.30%
Inception*	3.08	%§

2020 Strategy Fund	53

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2020 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 1, 2008, consisted of approximately 58% stock funds and 42% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2020.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the 2020 Strategy Fund Class A, Class E, Class R1, Class R2, Class R3 and Class S lost 29.99%, 30.07%, 29.80%, 30.07%, 30.24% and 29.88%, respectively. This compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 0.30% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Barclays Capital U.S. Aggregate Bond Index primarily due to the Fund’s exposure to equity markets, especially non-U.S. developed and emerging markets.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Fund’s benchmark, the Barclays U.S. Capital Aggregate Bond Index, represented the only underlying fund asset class with a positive absolute return. The returns of this Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond Underlying Fund held an underweight to Treasuries relative to the benchmark. In absolute terms, core bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities. The emerging markets Underlying Fund was the worst performer followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks and the Fund’s benchmark; yet four of the eight Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fundamental U.S. equity Underlying Funds that the Fund invests in (19% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The U.S. equity Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small cap stocks were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (14% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (5% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance. However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 20% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly negatively contributed to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

54	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The fixed income Underlying Fund (42% target allocation of the Fund’s assets are allocated to a fixed income Underlying Fund) underperformed its benchmark. The underlying fixed income fund’s money managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation, security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Fund to outperform peers as measured by the Lipper® BBB Rated Corp Debt Funds Average.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

In January, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below.

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund
Multistrategy Bond Fund	Russell Strategic Bond Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.

**	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

†	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

††	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

†††	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to September 8, 2006 are the returns of the Fund’s Class E Shares.

††††	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2020 Strategy Fund	55

Russell Investment Company

2020 Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$742.10	$1,023.88
Expenses Paid During Period*	$1.09	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$741.20	$1,023.88
Expenses Paid During Period*	$1.09	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$742.60	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

56	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$741.00	$1,023.88
Expenses Paid During Period*	$1.09	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$740.40	$1,022.62
Expenses Paid During Period*	$2.19	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$742.40	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2020 Strategy Fund	57

Russell Investment Company

2020 Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 43.0%
Russell Strategic Bond Fund	4,367,004	40,002

Domestic Equities - 37.3%
Russell Real Estate Securities Fund	157,500	4,283
Russell U.S. Core Equity Fund	646,260	13,384
Russell U.S. Quantitative Equity Fund	602,918	13,439
Russell U.S. Small & Mid Cap Fund	238,770	3,586

		34,692

International Equities - 19.7%
Russell Emerging Markets Fund	242,008	2,570
Russell Global Equity Fund	586,021	3,569
Russell International Developed Markets Fund	512,739	12,172

		18,311

Total Investments - 100.0%
(identified cost $125,125)		93,005

Other Assets and Liabilities, Net - 0.0%		2

Net Assets - 100.0%		93,007

See accompanying notes which are an integral part of the financial statements.

58	2020 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2025 Strategy Fund - Class R1
Total Return
Inception*	(27.03)%

2025 Strategy Fund - Class R2
Total Return
Inception*	(27.25)%

2025 Strategy Fund - Class R3
Total Return
Inception*	(27.32)%

Russell 1000® Index**
Total Return
Inception*	(26.59)%

2025 Strategy Fund	59

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2025 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 1, 2008, consisted of approximately 74% stock funds and 26% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2025.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

This Fund was launched on March 31, 2008. For the fiscal year ended October 31, 2008, the 2025 Strategy Fund Class R1, Class R2 and Class R3 Shares lost 27.03%, 27.25% and 27.32%, respectively. This compared to the Russell 1000® Index, which lost 26.59% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Russell 1000® Index primarily due to the Fund’s exposure to non-U.S. developed and emerging markets.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Barclays Capital U.S. Aggregate Bond Index was the only index with a positive absolute return. The returns of this Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond Underlying Fund held an underweight to Treasuries relative to the benchmark. In absolute terms, core bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities. The emerging markets Underlying Fund was the worst performer followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks and the Fund’s benchmark; yet four of the eight Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fundamental U.S. equity Underlying Funds that the Fund invests in (24% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The U.S. equity Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small cap stocks were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (19% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (6% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance. However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 25% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contributed negatively to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund, which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of

60	2025 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

The fixed income Underlying Fund (26% target allocation of the Fund’s assets are allocated to a fixed income Underlying Fund) underperformed its benchmark. The underlying fixed income fund’s money managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation, security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Fund to outperform peers as measured by the Lipper® BBB Rated Corp Debt Funds Average.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on March 31, 2008. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2025 Strategy Fund	61

Russell Investment Company

2025 Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$706.40	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$705.00	$1,023.88
Expenses Paid During Period*	$1.07	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$704.20	$1,022.62
Expenses Paid During Period*	$2.14	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

62	2025 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 99.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 25.9%
Russell Strategic Bond Fund	17,664	162

Domestic Equities - 48.4%
Russell Real Estate Securities Fund	1,313	36
Russell U.S. Core Equity Fund	5,613	116
Russell U.S. Quantitative Equity Fund	5,219	116
Russell U.S. Small & Mid Cap Fund	2,232	34

		302

International Equities - 24.7%
Russell Emerging Markets Fund	2,136	23
Russell Global Equity Fund	5,448	33
Russell International Developed Markets Fund	4,151	98

		154

Total Investments - 99.0%
(identified cost $815)		618

Other Assets and Liabilities, Net - 1.0%		6

Net Assets - 100.0%		624

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund	63

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2030 Strategy Fund - Class A †
	Total Return
1 Year	(43.67)%
Inception*	(5.88	)%§

2030 Strategy Fund - Class E
	Total Return
1 Year	(40.14)%
Inception*	(4.39	)%§

2030 Strategy Fund - Class R1 ††
	Total Return
1 Year	(40.03)%
Inception*	(4.16	)%§

2030 Strategy Fund - Class R2 †††
	Total Return
1 Year	(40.15)%
Inception*	(4.40	)%§

2030 Strategy Fund - Class R3 ††††
	Total Return
1 Year	(40.33)%
Inception*	(4.63	)%§

2030 Strategy Fund - Class S
	Total Return
1 Year	(40.02)%
Inception*	(4.16	)%§

Russell 1000® Index**
	Total Return
1 Year	(36.80)%
Inception*	(3.79	)%§

64	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2030 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 1, 2008, consisted of approximately 90% stock funds and 10% fixed income funds with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2030.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the 2030 Strategy Fund Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares lost 40.22%, 40.14%, 40.03%, 40.15%, 40.33%, and 40.02%, respectively. This compared to the Russell 1000® Index, which lost 36.80% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Russell 1000® Index primarily due to the Fund’s exposure to non-U.S. developed and emerging markets.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Barclays Capital U.S. Aggregate Bond Index was the only index with a positive absolute return. The returns of this Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond Underlying Fund held an underweight to Treasuries relative to the benchmark. In absolute terms, core bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities. The emerging markets Underlying Fund was the worst performer followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks; yet four of the eight Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fundamental U.S. equity Underlying Funds that the Fund invests in (29% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The U.S. equity Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small cap stocks were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (23% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (6% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance. However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 32% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contributed negatively to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund which held an out-of-benchmark allocation to emerging markets. The performance of all

2030 Strategy Fund	65

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

international, global and emerging markets money managers of these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

The fixed income Underlying Fund (10% target allocation of the Fund’s assets are allocated to a fixed income Underlying Fund) underperformed its benchmark. The underlying fixed income fund’s money managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation, security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Fund to outperform peers as measured by the Lipper® BBB Rated Corp Debt Funds Average.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

In January, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below.

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund
Multistrategy Bond Fund	Russell Strategic Bond Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

Also in January 2008, the Fund changed its asset allocation shift over time and the Fund increased its allocation to the Russell Strategic Bond Fund and decreased its allocation to other Underlying Funds proportionately.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

†	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

††	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

†††	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to September 8, 2006 are the returns of the Fund’s Class E Shares.

††††	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

66	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$664.10	$1,023.88
Expenses Paid During Period*	$1.05	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$664.40	$1,023.88
Expenses Paid During Period*	$1.05	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$664.90	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2030 Strategy Fund	67

Russell Investment Company

2030 Strategy Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$664.70	$1,023.88
Expenses Paid During Period*	$1.05	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$663.20	$1,022.62
Expenses Paid During Period*	$2.09	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$665.50	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

68	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 10.6%
Russell Strategic Bond Fund	834,882	7,647

Domestic Equities - 59.0%
Russell Real Estate Securities Fund	172,888	4,701
Russell U.S. Core Equity Fund	800,125	16,571
Russell U.S. Quantitative Equity Fund	746,819	16,646
Russell U.S. Small & Mid Cap Fund	314,832	4,729

		42,647

International Equities - 30.4%
Russell Emerging Markets Fund	303,259	3,221
Russell Global Equity Fund	766,408	4,667
Russell International Developed Markets Fund	594,967	14,125

		22,013

Total Investments - 100.0%
(identified cost $106,490)		72,307

Other Assets and Liabilities, Net - 0.0%		1

Net Assets - 100.0%		72,308

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund	69

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2035 Strategy Fund - Class R1
Total Return
Inception*	(30.73)%

2035 Strategy Fund - Class R2
Total Return
Inception*	(30.84)%

2035 Strategy Fund - Class R3
Total Return
Inception*	(30.93)%

Russell 1000® Index**
Total Return
Inception*	(26.59)%

70	2035 Strategy Fund

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2035 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 1, 2008, consisted of 90% stock funds and 10% fixed income funds with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2035.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

This Fund was launched on March 31, 2008. For the fiscal year ended October 31, 2008, the 2035 Strategy Fund Class R1, Class R2 and Class R3 Shares lost 30.73%, 30.84%, and 30.93%, respectively. This compared to the Russell 1000® Index, which lost 26.59% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Russell 1000® Index primarily due to the Fund’s exposure to non-U.S. developed and emerging markets.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Barclays Capital U.S. Aggregate Bond Index was the only index with a positive absolute return. The returns of the Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond Underlying Fund held an underweight to Treasuries relative to the benchmark. In absolute terms, core bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities. The emerging markets Underlying Fund was the worst performer followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks; yet four of the eight Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fundamental U.S. equity Underlying Funds that the Fund invests in (29% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The U.S. equity Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small cap stocks were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (23% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (6% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance. However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 32% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contributed negatively to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of

2035 Strategy Fund	71

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

The fixed income Underlying Fund (10% target allocation of the Fund’s assets are allocated to a fixed income Underlying Fund) underperformed its benchmark. The underlying fixed income fund’s money managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation, security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Fund to outperform peers as measured by the Lipper® BBB Rated Corp Debt Funds Average.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on March 31, 2008. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

72	2035 Strategy Fund

Russell Investment Company

2035 Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$666.10	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$665.60	$1,023.88
Expenses Paid During Period*	$1.05	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$664.80	$1,022.62
Expenses Paid During Period*	$2.09	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2035 Strategy Fund	73

Russell Investment Company

2035 Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 98.9%
Other Russell Investment Company Series Mutual Funds

Bonds - 9.9%
Russell Strategic Bond Fund	6,752	62

Domestic Equities - 58.4%
Russell Real Estate Securities Fund	1,479	40
Russell U.S. Core Equity Fund	6,869	143
Russell U.S. Quantitative Equity Fund	6,382	142
Russell U.S. Small & Mid Cap Fund	2,677	40

		365

International Equities - 30.6%
Russell Emerging Markets Fund	2,621	28
Russell Global Equity Fund	6,601	40
Russell International Developed Markets Fund	5,211	123

		191

Total Investments - 98.9%
(identified cost $864)		618

Other Assets and Liabilities, Net - 1.1%		7

Net Assets - 100.0%		625

See accompanying notes which are an integral part of the financial statements.

74	2035 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2040 Strategy Fund - Class A †
	Total Return
1 Year	(44.25)%
Inception*	(5.73	)%§

2040 Strategy Fund - Class E
	Total Return
1 Year	(40.85)%
Inception*	(4.24	)%§

2040 Strategy Fund - Class R1 ††
	Total Return
1 Year	(40.69)%
Inception*	(4.01	)%§

2040 Strategy Fund - Class R2 †††
	Total Return
1 Year	(40.91)%
Inception*	(4.28	)%§

2040 Strategy Fund - Class R3 ††††
	Total Return
1 Year	(41.02)%
Inception*	(4.51	)%§

2040 Strategy Fund - Class S
	Total Return
1 Year	(40.69)%
Inception*	(4.01	)%§

Russell 1000® Index**
	Total Return
1 Year	(36.80)%
Inception*	(3.79	)%§

2040 Strategy Fund	75

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2040 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 1, 2008, consisted of approximately 90% stock funds and 10% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2040.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the 2040 Strategy Fund Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares lost 40.84%, 40.85%, 40.69%, 40.91%, 41.02% and 40.69%, respectively. This compared to the Russell 1000® Index, which lost 36.80% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Russell 1000® Index primarily due to the Fund’s exposure to non-U.S. developed and emerging markets.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Fund’s in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Barclays Capital U.S. Aggregate Bond Index was the only index with a positive absolute return. The returns of this Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond Underlying Fund held an underweight to Treasuries relative to the benchmark. In absolute terms, core bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities. The emerging markets Underlying Fund was the worst performer followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks; yet four of the eight underlying funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fundamental U.S. equity Underlying Funds that the Fund invests in (29% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The U.S. equity Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small cap stocks were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (23% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (6% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance. However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 32% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contributed negatively to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of

76	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

The fixed income Underlying Fund (10% target allocation of the Fund’s assets are allocated to a fixed income Underlying Fund) underperformed its benchmark. The underlying fixed income fund’s money managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation, security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Fund to outperform peers as measured by the Lipper® BBB Rated Corp Debt Funds Average.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

In January, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below.

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

Also in January 2008 the Fund changed its asset allocation shift over time and the Fund added the Russell Strategic Bond Fund as an Underlying Fund and decreased its allocation to the other Underlying Funds proportionately.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

†	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

††	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

†††	The Fund first issued Class R2 Shares on March 17, 2006. The returns shown for Class R2 Shares prior to March 17, 2006 are the returns of the Fund’s Class E Shares.

††††	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2040 Strategy Fund	77

Russell Investment Company

2040 Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$664.80	$1,023.88
Expenses Paid During Period*	$1.05	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$665.10	$1,023.88
Expenses Paid During Period*	$1.05	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$665.60	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

78	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Shareholder Expense Example, continued — October 31, 2008 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$664.20	$1,023.88
Expenses Paid During Period*	$1.05	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$663.50	$1,022.62
Expenses Paid During Period*	$2.09	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$665.60	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2040 Strategy Fund	79

Russell Investment Company

2040 Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 99.9%
Other Russell Investment Company Series Mutual Funds

Bonds - 10.4%
Russell Strategic Bond Fund	574,350	5,261

Domestic Equities - 59.0%
Russell Real Estate Securities Fund	121,329	3,299
Russell U.S. Core Equity Fund	557,206	11,540
Russell U.S. Quantitative Equity Fund	519,025	11,569
Russell U.S. Small & Mid Cap Fund	219,291	3,294

		29,702

International Equities - 30.5%
Russell Emerging Markets Fund	212,407	2,256
Russell Global Equity Fund	534,494	3,255
Russell International Developed Markets Fund	416,118	9,878

		15,389

Total Investments - 99.9%
(identified cost $72,657)		50,352

Other Assets and Liabilities, Net - 0.1%		37

Net Assets - 100.0%		50,389

See accompanying notes which are an integral part of the financial statements.

80	2040 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2045 Strategy Fund - Class R1
Total Return
Inception*	(30.60)%

2045 Strategy Fund - Class R2
Total Return
Inception*	(30.71)%

2045 Strategy Fund - Class R3
Total Return
Inception*	(30.82)%

Russell 1000® Index**
Total Return
Inception*	(26.59)%

2045 Strategy Fund	81

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2045 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 1, 2008, consisted of approximately 90% stock funds and 10% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2045.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

This Fund was launched on March 31, 2008. For the fiscal year ended October 31, 2008, the 2045 Strategy Fund Class R1, Class R2 and Class R3 Shares lost 30.60%, 30.71% and 30.82%, respectively. This compared to the Russell 1000® Index, which lost 26.59% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Russell 1000® Index primarily due to the Fund’s exposure to non-U.S. developed and emerging markets.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Barclays Capital U.S. Aggregate Bond Index was the only index with a positive absolute return. The returns of the Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond Underlying Fund held an underweight to Treasuries relative to the benchmark. In absolute terms, core bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities. The emerging markets Underlying Fund was the worst performer followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks; yet four of the eight Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fundamental U.S. equity Underlying Funds that the Fund invests in (29% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The U.S. equity Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small cap stocks were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (23% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (6% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance. However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 32% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contributed negatively to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of

82	2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

The fixed income Underlying Fund (10% target allocation of the Fund’s assets are allocated to a fixed income Underlying Fund) underperformed its benchmark. The underlying fixed income money managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation, security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Fund to outperform peers as measured by the Lipper® BBB Rated Corp Debt Funds Average.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on March 31, 2008. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2045 Strategy Fund	83

Russell Investment Company

2045 Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$667.30	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$666.20	$1,023.88
Expenses Paid During Period*	$1.05	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$665.20	$1,022.62
Expenses Paid During Period*	$2.09	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

84	2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 99.3%
Other Russell Investment Company Series Mutual Funds

Bonds - 9.8%
Russell Strategic Bond Fund	8,547	78

Domestic Equities - 59.1%
Russell Real Estate Securities Fund	1,993	54
Russell U.S. Core Equity Fund	8,851	184
Russell U.S. Quantitative Equity Fund	8,222	183
Russell U.S. Small & Mid Cap Fund	3,507	53

		474

International Equities - 30.4%
Russell Emerging Markets Fund	3,414	36
Russell Global Equity Fund	8,414	51
Russell International Developed Markets Fund	6,600	157

		244

Total Investments - 99.3%
(identified cost $1,155)		796

Other Assets and Liabilities, Net - 0.7%		6

Net Assets - 100.0%		802

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund	85

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2050 Strategy Fund - Class R1
Total Return
Inception*	(29.54)%

2050 Strategy Fund - Class R2
Total Return
Inception*	(29.65)%

2050 Strategy Fund - Class R3
Total Return
Inception*	(29.77)%

Russell 1000® Index**
Total Return
Inception*	(26.59)%

86	2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2050 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 1, 2008, consisted of approximately 90% stock funds and 10% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2050.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

This Fund was launched on March 31, 2008. For the fiscal year ended October 31, 2008, the 2050 Strategy Fund Class R1, Class R2 and Class R3 Shares lost 29.54%, 29.65% and 29.77%, respectively. This compared to the Russell 1000® Index, which lost 26.59% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Russell 1000® Index primarily due to the Fund’s exposure to non-U.S. developed and emerging markets.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Barclays Capital U.S. Aggregate Bond Index was the only index with a positive absolute return. The returns of this Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond Underlying Fund held an underweight to Treasuries relative to the benchmark. In absolute terms, core bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities; the emerging markets Underlying Fund was the worst performer followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks; yet four of the eight Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fundamental U.S. equity Underlying Funds that the Fund invests in (29% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The U.S. equity Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small cap stocks were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (23% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (6% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance. However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 32% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contributed negatively to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund, which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of

2050 Strategy Fund	87

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

The fixed income Underlying Fund (10% target allocation of the Fund’s assets are allocated to a fixed income Underlying Fund) underperformed its benchmark. The underlying fixed income fund’s money managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation, security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Fund to outperform peers as measured by the Lipper® BBB Rated Corp Debt Funds Average.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on March 31, 2008. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

88	2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$670.50	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$669.30	$1,023.88
Expenses Paid During Period*	$1.05	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$668.90	$1,022.62
Expenses Paid During Period*	$2.10	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2050 Strategy Fund	89

Russell Investment Company

2050 Strategy Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 97.2%
Other Russell Investment Company Series Mutual Funds

Bonds - 9.9%
Russell Strategic Bond Fund	2,323	21

Domestic Equities - 57.7%
Russell Real Estate Securities Fund	513	14
Russell U.S. Core Equity Fund	2,298	47
Russell U.S. Quantitative Equity Fund	2,135	48
Russell U.S. Small & Mid Cap Fund	907	14

		123

International Equities - 29.6%
Russell Emerging Markets Fund	858	9
Russell Global Equity Fund	2,179	13
Russell International Developed Markets Fund	1,705	41

		63

Total Investments - 97.2%
(identified cost $295)		207

Other Assets and Liabilities, Net - 2.8%		6

Net Assets - 100.0%		213

See accompanying notes which are an integral part of the financial statements.

90	2050 Strategy Fund

Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

In Retirement Fund - Class R1
Total Return
Inception*	(16.82)%

In Retirement Fund - Class R2
Total Return
Inception*	(16.95)%

In Retirement Fund - Class R3
Total Return
Inception*	(17.08)%

Barclays Capital U.S. Aggregate Bond Index**
Total Return
Inception*	(3.83)%

Merrill Lynch U.S. Treasuries 1-3 Year Index***
Total Return
Inception*	1.74%

In Retirement Fund	91

Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The In Retirement Fund (“Fund”) seeks to provide income and capital growth.

The Fund pursues this objective by investing in a diversified portfolio that consists of approximately 32% stock funds and 68% fixed income funds. The Fund’s asset allocation is fixed.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

This Fund was launched on March 31, 2008. For the fiscal year ended October 31, 2008, the Fund Class R1, Class R2 and Class R3 Shares lost 16.82%, 16.95% and 17.08%, respectively. This compared to the Barclays Capital U.S. Aggregate Bond Index, which lost 3.83% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the Barclays Capital U.S. Aggregate Bond Index primarily due to the Fund’s exposure to equity markets, especially non-U.S. developed and emerging market equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

The Merrill Lynch US Treasuries 1-3 Year Index and the Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, represented the only underlying fund asset classes with positive absolute returns. The returns of Barclays Capital U.S. Aggregate Bond Index benefited from the inclusion of Treasuries in its composition, while the Strategic Bond Underlying Fund held an underweight to Treasuries relative to the benchmark. The Merrill Lynch US Treasuries 1-3 Year Index is an all-Treasury index, while the underlying Short Duration Bond Fund holds non-Treasury bonds such as short duration investment grade corporate bonds, which is an out-of-benchmark non-Treasuries exposure. In absolute terms, bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities. In equities, the emerging markets Underlying Fund was the worst performer, followed by the International Developed Markets and the U.S. Small & Mid Cap Underlying Funds. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying asset class funds lagged their respective passive benchmarks and the Fund’s benchmark; yet five of the nine Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Funds (68% target allocation of the Fund’s assets are allocated to fixed income Underlying Funds) lagged their indexes. The underlying fixed income funds’ managers’ traditional underweight to Treasuries was out-of-favor in this market environment which saw investors avoid all risk in favor of safety. Yet, positive sector allocation, security selection decisions and positioning relative to the yield curve steepening over the fiscal period, enabled the fixed income Underlying Funds to outperform peers as measured by their respective Lipper® Averages.

The fundamental U.S. equity Underlying Funds that the Fund invests in (10% target allocation of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations and were generally underweight the more defensive sectors. In response to the financial crisis, investors moved to the perceived safety of less economically sensitive defensive sectors. This had a negative impact on the performance of the U.S. equity Underlying Funds. The U.S. equity Underlying Funds benefited from shifting away from multinational companies with foreign currency revenues towards more domestically focused companies and from strong stock selection in the materials and processing and the producer durables sectors. Yet this was offset by being underweight to the top performing consumer staples and integrated oils sectors. Both large and small cap stocks were impacted by widespread forced selling caused by a combination of deleveraging, profit-taking and redemptions with little regard for underlying company fundamentals. The performance of the U.S. quantitative equity Underlying Fund (8% target allocation of the Fund’s assets) was negatively impacted by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

Money managers in the real estate Underlying Fund (3% target allocation of the Fund’s assets) moved towards more defensive positioning, away from the industrial and lodging/resort sector, during the fiscal year, which positively impacted performance.

92	In Retirement Fund

Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

However, the Fund’s ongoing overweight to regional malls and underweight to the health care and specialty sectors detracted from performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 11% target allocation of the Fund’s assets), in a sharp reversal from the 2007 fiscal year, significantly contributed negatively to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund opened on March 31, 2008. No changes were made to the Fund’s structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class R1, R2 and R3 Shares on March 31, 2008.

**	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

***	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

In Retirement Fund	93

Russell Investment Company

In Retirement Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$815.40	$1,025.14
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$814.20	$1,023.88
Expenses Paid During Period*	$1.14	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$813.00	$1,022.62
Expenses Paid During Period*	$2.28	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

94	In Retirement Fund

Russell Investment Company

In Retirement Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 97.6%
Other Russell Investment Company Series Mutual Funds

Bonds - 66.3%
Russell Short Duration Bond Fund	1,151	20
Russell Strategic Bond Fund	16,032	147

		167

Domestic Equities - 21.0%
Russell Real Estate Securities Fund	285	8
Russell U.S. Core Equity Fund	984	20
Russell U.S. Quantitative Equity Fund	915	20
Russell U.S. Small & Mid Cap Fund	302	5

		53

International Equities - 10.3%
Russell Emerging Markets Fund	279	3
Russell Global Equity Fund	1,050	6
Russell International Developed Markets Fund	721	17

		26

Total Investments - 97.6%
(identified cost $302)		246

Other Assets and Liabilities, Net - 2.4%		6

Net Assets - 100.0%		252

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund	95

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2017 Retirement Distribution Fund - A Shares †
Total Return
Inception*	(38.79)%

Russell 1000® Index **
Total Return
Inception*	(33.55)%

Barclays Capital U.S. Aggregate Bond Index ***
Total Return
Inception*	(1.74)%

MSCI EAFE® Index Net (USD) ****
Total Return
Inception*	(43.54)%

96	2017 Retirement Distribution Fund — A Shares

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Retirement Distribution Fund — A Shares (“Fund”) primarily seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended October 31, 2008?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

From December 31, 2007 to October 31, 2008, the 2017 Retirement Distribution Fund — A Shares lost 35.05%. This compared to the Russell 1000® Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE® Index Net (USD) which lost 33.55%, 1.74% and 43.54%, respectively during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance. The Fund will make its first annual target distribution in December 2008.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate its assets among the Underlying Funds is determined pursuant to a quantitative investment model. During the fiscal year, all equity markets declined as did nearly all fixed income markets, except for Treasuries. In aggregate, however, bonds declined less than equities. This Fund’s initial allocation was 78.9% to equity Underlying Funds and 21.1% to fixed income Underlying Funds. The exposure to equity Underlying Funds was intended to maximize the long term probability of meeting its primary objective over the course of 10 years. Also, the Fund secondarily seeks to preserve a portion of the capital initially invested. This means that the allocation to equities will be higher if the probability is high that the primary objective will be met. In the last month of the fiscal period, as the equity markets fell more than the bond markets, the Fund significantly increased its allocation to fixed income Underlying Funds to increase the Fund’s probability of meeting its primary objective.

The Fund was launched on December 31, 2007. Equity and fixed income markets declined steadily in the first calendar quarter of 2008, causing the NAV to drop below $8.00 per share towards the end of the calendar quarter. New capital markets forecasts, released in March 2008, were much more pessimistic than prior forecasts for all asset classes in terms of both estimated return and volatility. This was mostly due to the lower return forecasts for long term bonds. Incorporating the new capital markets forecasts into the proprietary asset allocation model resulted in higher target allocations to the lower forecasted volatility asset class of bonds. The allocation to equity Underlying Funds was reduced to less than 80% towards the end of the calendar quarter.

A reverse stock split to reset the NAV to $10.00 per share occurred on March 28, 2008. This had the effect of returning the equity allocation to 100%. However, as discussed above, the subsequent broad based equity market decline in the last few months of the fiscal period resulted in an increased allocation to fixed income Underlying Funds.

From the Fund’s inception to the end of the fiscal year, the Fund’s share price declined from $10.00 per share to $7.08 per share, along with the declining equity and fixed income markets. As the share price declined, the Fund’s allocation to equity Underlying Funds was reduced from 78.9% to 21.79% on October 31. The Fund’s allocation to fixed income Underlying Funds increased from 21.1% to 78.21% on October 31.

2017 Retirement Distribution Fund — A Shares	97

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Describe any changes to the Fund’s structure or allocation to Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund
Multistrategy Bond Fund	Russell Strategic Bond Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing shares on December 31, 2007.

†	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

****	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

98	2017 Retirement Distribution Fund — A Shares

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$673.00	$1,023.53
Expenses Paid During Period*	$1.35	$1.63

*	Expenses are equal to the Fund’s annualized expense ratio of 0.32% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2017 Retirement Distribution Fund — A Shares	99

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.1%
Other Russell Investment Company Series Mutual Funds

Bonds - 78.4%
Russell Strategic Bond Fund	62,812	576

Domestic Equities - 14.1%
Russell Real Estate Securities Fund	454	12
Russell U.S. Core Equity Fund	1,997	41
Russell U.S. Quantitative Equity Fund	1,774	40
Russell U.S. Small & Mid Cap Fund	738	11

		104

International Equities - 7.6%
Russell Emerging Markets Fund	802	9
Russell Global Equity Fund	1,842	11
Russell International Developed Markets Fund	1,527	36

		56

Total Investments - 100.1%
(identified cost $814)		736

Other Assets and Liabilities, Net - (0.1%)		(1)

Net Assets - 100.0%		735

See accompanying notes which are an integral part of the financial statements.

100	2017 Retirement Distribution Fund — A Shares

Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2017 Accelerated Distribution Fund - A Shares †
Total Return
Inception*	(22.48)%

Russell 1000® Index **
Total Return
Inception*	(33.55)%

Barclays Capital U.S. Aggregate Bond Index ***
Total Return
Inception*	(1.74)%

MSCI EAFE® Index Net (USD) ****
Total Return
Inception*	(43.54)%

2017 Accelerated Distribution Fund — A Shares	101

Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Accelerated Distribution Fund — A Shares (“Fund”) seeks to provide a stated annual target distribution for 10 years from its inception.

How did the Fund perform for the fiscal year ended October 31, 2008?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. These Funds are not intended for pre-retirement wealth accumulation. The investment strategy of these Funds is fundamentally different than standard accumulation-oriented mutual funds.

From December 31, 2007 to October 31, 2008, the 2017 Accelerated Distribution Fund — A Shares lost 17.76%. This compared to the Russell 1000® Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE® Index Net (USD) which lost 33.55%, 1.74% and 43.54%, respectively during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance. The Fund will make its first annual target distribution in December 2008.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate its assets among the Underlying Funds is determined pursuant to a quantitative investment model. During the fiscal year, all equity markets declined, as did nearly all fixed income markets, except for Treasuries. In aggregate, however, bonds declined less than equities. The Fund’s initial allocation was 50.7% to equity Underlying Funds and 49.3% to fixed income Underlying Funds. The Fund’s exposure to equity Underlying Funds was intended to maximize the long term probability of meeting its primary objective over the course of 10 years. In the last month of the fiscal period, as the equity markets fell more than the bond markets, the Fund significantly increased its allocation to fixed income Underlying Funds to increase the Fund’s probability of meeting its primary objective.

The Fund was launched on December 31, 2007. Equity and fixed income markets declined steadily in the first calendar quarter of 2008, causing the NAV to drop to $9.38 per share on March 19, 2008. New capital markets forecasts, released in March 2008, were much more pessimistic than the prior forecasts for all asset classes in terms of both estimated return and volatility. This was mostly due to the lower return forecasts for long term bonds. Incorporating the new capital markets forecasts into the proprietary asset allocation model resulted in higher target allocations to the lower forecasted volatility asset class of bonds.

A reverse stock split to reset the NAV to $10.00 per share occurred on March 28, 2008. This had the effect of increasing the equity allocation to 23.85% from its low of 7.45%. However, as discussed above, the subsequent broad based equity market decline in the last few months of the fiscal period resulted in an increased allocation to fixed income Underlying Funds.

From the Fund’s inception to the end of the fiscal year, the Fund’s share price declined from $10 per share to $8.82 per share, along with the declining equity and fixed income markets. As the share price declined, the Fund’s allocation to equity Underlying Funds was reduced from 50.7% to 3.13% on October 31. The Fund’s allocation to fixed income Underlying Funds increased from 49.3% to 90.2% on October 31.

102	2017 Accelerated Distribution Fund — A Shares

Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Describe any changes to the Fund’s structure or allocation to Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund
Multistrategy Bond Fund	Russell Strategic Bond Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing shares on December 31, 2007.

†	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

****	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2017 Accelerated Distribution Fund — A Shares	103

Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$863.90	$1,023.48
Expenses Paid During Period*	$1.55	$1.68

*	Expenses are equal to the Fund’s annualized expense ratio of 0.33% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

104	2017 Accelerated Distribution Fund — A Shares

Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 90.3%
Russell Strategic Bond Fund	112,794	1,033

Domestic Equities - 2.0%
Russell Real Estate Securities Fund	95	3
Russell U.S. Core Equity Fund	442	9
Russell U.S. Quantitative Equity Fund	389	9
Russell U.S. Small & Mid Cap Fund	171	2

		23

International Equities - 1.1%
Russell Emerging Markets Fund	189	2
Russell Global Equity Fund	420	3
Russell International Developed Markets Fund	351	8

		13

Short-Term Investments - 6.6%
Russell Money Market Fund	76,350	76

Total Investments - 100.0%
(identified cost $1,224)		1,145

Other Assets and Liabilities, Net - 0.0%		—

Net Assets - 100.0%		1,145

See accompanying notes which are an integral part of the financial statements.

2017 Accelerated Distribution Fund — A Shares	105

Russell Investment Company

2027 Extended Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2027 Extended Distribution Fund - A Shares †
Total Return
Inception*	(27.47)%

Russell 1000® Index **
Total Return
Inception*	(33.55)%

Barclays Capital U.S. Aggregate Bond Index ***
Total Return
Inception*	(1.74)%

MSCI EAFE® Index Net (USD) ****
Total Return
Inception*	(43.54)%

106	2027 Extended Distribution Fund — A Shares

Russell Investment Company

2027 Extended Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2027 Extended Distribution Fund — A Shares (“Fund”) seeks to provide a stated annual target distribution for 20 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended October 31, 2008?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

From December 31, 2007 to October 31, 2008, the 2027 Extended Distribution Fund — A Shares lost 23.05%. This compared to the Russell 1000® Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE® Index Net (USD) which lost 33.55%, 1.74% and 43.54%, respectively during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance. The Fund will make its first annual target distribution in December 2008.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate its assets among the Underlying Funds is determined pursuant to a quantitative investment model. During the fiscal year, all equity markets declined, as did nearly all fixed income markets, except for Treasuries. In aggregate, however, bonds declined less than equities. This Fund’s initial allocation was 63.4% to equity Underlying Funds and 36.6% to fixed income Underlying Funds. The Fund’s exposure to equity Underlying Funds was intended to maximize the long term probability of meeting its primary objective over the course of 20 years. Also, the Fund secondarily seeks to preserve a portion of the capital initially invested. This means that the allocation to equities will be higher if the probability is high that the primary objective will be met. In the last month of the fiscal period, as the equity markets fell more than the bond markets, the Fund significantly increased its allocation to fixed income Underlying Funds to increase the Fund’s probability of meeting its primary objective.

The Fund was launched on December 31, 2007. Equity and fixed income markets declined steadily in the first calendar quarter of 2008, causing the NAV to drop to $9.21 per share on March 10, 2008. New capital markets forecasts, released in March 2008, were much more pessimistic than prior forecasts for all asset classes in terms of both estimated return and volatility. This was mostly due to the lower return forecasts for long term bonds. Incorporating the new capital markets forecasts into the proprietary asset allocation model resulted in higher target allocations to the lower forecasted volatility asset class of bonds.

A reverse stock split to reset the NAV to $10.00 per share occurred on March 28, 2008. This had the effect of increasing the equity allocation to 31.29% from its low of 20.68%. However, as discussed above, the subsequent broad based equity market decline in the last few months of the fiscal period resulted in an increased allocation to fixed income Underlying Funds.

From the Fund’s inception to the end of the fiscal year, the Fund’s share price declined from $10.00 per share to $8.35 per share, along with the declining equity and fixed income markets. As the share price declined, the Fund’s allocation to equity Underlying Funds was reduced from 63.4% to 11.34% on October 31. The Fund’s allocation to fixed income Underlying Funds increased from 36.6% to 88.6% on October 31.

2027 Extended Distribution Fund — A Shares	107

Russell Investment Company

2027 Extended Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Describe any changes to the Fund’s structure or allocation to Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund
Multistrategy Bond Fund	Russell Strategic Bond Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing shares on December 31, 2007.

†	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

****	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

108	2027 Extended Distribution Fund — A Shares

Russell Investment Company

2027 Extended Distribution Fund — A Shares

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$814.60	$1,023.58
Expenses Paid During Period*	$1.41	$1.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2027 Extended Distribution Fund — A Shares	109

Russell Investment Company

2027 Extended Distribution Fund — A Shares

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 88.7%
Russell Strategic Bond Fund	89,474	820

Domestic Equities - 7.4%
Russell Real Estate Securities Fund	302	8
Russell U.S. Core Equity Fund	1,308	27
Russell U.S. Quantitative Equity Fund	1,163	26
Russell U.S. Small & Mid Cap Fund	477	7

		68

International Equities - 3.9%
Russell Emerging Markets Fund	524	6
Russell Global Equity Fund	1,200	7
Russell International Developed Markets Fund	992	23

		36

Total Investments - 100.0%
(identified cost $1,005)		924

Other Assets and Liabilities, Net - 0.0%		—

Net Assets - 100.0%		924

See accompanying notes which are an integral part of the financial statements.

110	2027 Extended Distribution Fund — A Shares

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2017 Retirement Distribution Fund - S Shares †
Total Return
Inception*	(35.23)%

Russell 1000® Index **
Total Return
Inception*	(33.55)%

Barclays Capital U.S. Aggregate Bond Index ***
Total Return
Inception*	(1.74)%

MSCI EAFE® Index Net (USD) ****
Total Return
Inception*	(43.54)%

2017 Retirement Distribution Fund — S Shares	111

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval of the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Retirement Distribution Fund — S Shares (“Fund”) primarily seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended October 31, 2008?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

From December 31, 2007 to October 31, 2008, the 2017 Retirement Distribution Fund — S Shares lost 35.23%. This compared to the Russell 1000® Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE® Index Net (USD) which lost 33.55%, 1.74% and 43.54%, respectively during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance. The Fund will make its first annual target distribution in December 2008.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate its assets among the Underlying Funds is determined pursuant to a quantitative investment model. During the fiscal year, all equity markets declined, as did nearly all fixed income markets except for Treasuries. In aggregate, however, bonds declined less than equities. The Fund’s initial allocation was 100% to equity Underlying Funds to maximize the long term probability of meeting its primary objective over the course of 10 years. Also, the Fund secondarily seeks to preserve a portion of the capital initially invested. This means that the allocation to equities will be higher if the probability is high that the primary objective will be met. In the last month of the fiscal period, as the equity markets fell more than the bond markets, the Fund significantly increased its allocation to fixed income Underlying Funds to increase the Fund’s probability of meeting its primary objective.

The Fund was launched on December 31, 2007. Equity and fixed income markets declined steadily in the first calendar quarter of 2008, causing the NAV to drop below $9.00 per share towards the end of the calendar quarter. New capital markets forecasts, released in March 2008, were much more pessimistic than prior forecasts for all asset classes in terms of both estimated return and volatility. This was mostly due to the lower return forecasts for long term bonds. Incorporating the new capital markets forecasts into the proprietary asset allocation model resulted in higher target allocations to the lower forecasted volatility asset class of bonds.

A reverse stock split to reset the NAV to $10.00 per share occurred on March 28, 2008. This had the effect of returning the equity allocation to 100%. However, as discussed above, the subsequent broad based equity market decline in the last few months of the fiscal period resulted in an increased allocation to fixed income Underlying Funds.

From the Fund’s inception to the end of the fiscal year, the Fund’s share price declined from $10.00 per share to $7.25 per share, along with the declining equity and fixed income markets. As the share price declined, the Fund’s allocation to equity Underlying Funds was reduced from 100% to 20.7% on October 31. The Fund’s allocation to fixed income Underlying Funds increased from 0% to 79.3% on October 31.

112	2017 Retirement Distribution Fund — S Shares

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Describe any changes to the Fund’s structure or allocation to Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund
Multistrategy Bond Fund	Russell Strategic Bond Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing shares on December 31, 2007.

†	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

****	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2017 Retirement Distribution Fund — S Shares	113

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$690.50	$1,024.63
Expenses Paid During Period*	$0.42	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

114	2017 Retirement Distribution Fund — S Shares

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 79.3%
Russell Strategic Bond Fund	80,268	735

Domestic Equities - 13.5%
Russell Real Estate Securities Fund	545	15
Russell U.S. Core Equity Fund	2,386	50
Russell U.S. Quantitative Equity Fund	2,120	47
Russell U.S. Small & Mid Cap Fund	878	13

		125

International Equities - 7.2%
Russell Emerging Markets Fund	961	10
Russell Global Equity Fund	2,197	14
Russell International Developed Markets Fund	1,820	43

		67

Total Investments - 100.0%
(identified cost $941)		927

Other Assets and Liabilities, Net - 0.0%		—

Net Assets - 100.0%		927

See accompanying notes which are an integral part of the financial statements.

2017 Retirement Distribution Fund — S Shares	115

Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2017 Accelerated Distribution Fund - S Shares †
Total Return
Inception*	(16.91)%

Russell 1000® Index **
Total Return
Inception*	(33.55)%

Barclays Capital U.S. Aggregate Bond Index ***
Total Return
Inception*	(1.74)%

MSCI EAFE® Index Net (USD) ****
Total Return
Inception*	(43.54)%

116	2017 Accelerated Distribution Fund — S Shares

Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Accelerated Distribution Fund — S Shares (“Fund”) seeks to provide a stated annual target distribution for 10 years from its inception.

How did the Fund perform for the fiscal year ended October 31, 2008?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. These Funds are not intended for pre-retirement wealth accumulation. The investment strategy of these Funds is fundamentally different than standard accumulation-oriented mutual funds.

From December 31, 2007 to October 31, 2008, the 2017 Accelerated Distribution Fund — S Shares lost 16.91%. This compared to the Russell 1000® Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE® Index Net (USD) which lost 33.55%, 1.74% and 43.54%, respectively during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance. The Fund will make its first annual target distribution in December 2008.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate its assets among the Underlying Funds is determined pursuant to a quantitative investment model. During the fiscal year, all equity markets declined, as did nearly all fixed income markets, except for Treasuries. In aggregate, however, bonds declined less than equities. The Fund’s initial allocation was 41.5% to equity Underlying Funds and 58.5% to fixed income Underlying Funds. The higher allocation to fixed income Underlying Funds was intended to maximize the Fund’s probability of meeting its primary objective over the course of 10 years. In the last month of the fiscal period, as the equity markets fell more than the bond markets, the Fund significantly increased its allocation to fixed income Underlying Funds to increase the Fund’s probability of meeting its primary objective.

The Fund was launched on December 31, 2007. Equity and fixed income markets declined steadily in the first calendar quarter of 2008, causing the NAV to drop to $9.47 per share on March 24, 2008. New capital markets forecasts, released in March 2008, were much more pessimistic than prior forecasts for all asset classes in terms of both estimated return and volatility. This was mostly due to the lower return forecasts for long term bonds. Incorporating the new capital markets forecasts into the proprietary asset allocation model resulted in higher target allocations to the lower forecasted volatility asset class of bonds.

A reverse stock split to reset the NAV to $10.00 per share occurred on March 28, 2008. This had the effect of increasing the equity allocation to 14.50% from its low of 0%. However, as discussed above, the subsequent broad based equity market decline in the last few months of the fiscal period resulted in an increased allocation to fixed income Underlying Funds.

From the Fund’s inception to the end of the fiscal year, the Fund’s share price declined from $10 per share to $8.81 per share, along with the declining equity and fixed income markets. As the share price declined, the Fund’s allocation to equity Underlying Funds was reduced from 41.5% to 3.2% on October 31. The Fund’s allocation to fixed income Underlying Funds increased from 58.5% to 96.8% on October 31.

2017 Accelerated Distribution Fund — S Shares	117

Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Describe any changes to the Fund’s structure or allocation to Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund
Multistrategy Bond Fund	Russell Strategic Bond Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

118	2017 Accelerated Distribution Fund — S Shares

*	Commenced operations by issuing shares on December 31, 2007.

†	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

****	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investment Company

2017 Accelerated Distribution Fund – S Shares

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$865.40	$1,024.83
Expenses Paid During Period*	$0.28	$0.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.06% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2017 Accelerated Distribution Fund — S Shares	119

Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 96.8%
Russell Strategic Bond Fund	111,570	1,022

Domestic Equities - 2.2%
Russell Real Estate Securities Fund	86	2
Russell U.S. Core Equity Fund	437	9
Russell U.S. Quantitative Equity Fund	393	9
Russell U.S. Small & Mid Cap Fund	168	3

		23

International Equities - 1.0%
Russell Emerging Markets Fund	151	2
Russell Global Equity Fund	382	2
Russell International Developed Markets Fund	303	7

		11

Total Investments - 100.0%
(identified cost $1,168)		1,056

Other Assets and Liabilities, Net - 0.0%		—

Net Assets - 100.0%		1,056

See accompanying notes which are an integral part of the financial statements.

120	2017 Accelerated Distribution Fund — S Shares

Russell Investment Company

2027 Extended Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

2027 Extended Distribution Fund - S Shares †
Total Return
Inception*	(18.69)%

Russell 1000® Index **
Total Return
Inception*	(33.55)%

Barclays Capital U.S. Aggregate Bond Index ***
Total Return
Inception*	(1.74)%

MSCI EAFE® Index Net (USD) ****
Total Return
Inception*	(43.54)%

2027 Extended Distribution Fund — S Shares	121

Russell Investment Company

2027 Extended Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2027 Extended Distribution Fund — S Shares (“Fund”) seeks to provide a stated annual target distribution for 20 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended October 31, 2008?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

From December 31, 2007 to October 31, 2008, the 2027 Extended Distribution Fund — S Shares lost 18.69%. This compared to the Russell 1000® Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE® Index Net (USD) which lost 33.55%, 1.74% and 43.54%, respectively during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance. The Fund will make its first annual target distribution in December 2008.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate its assets among the Underlying Funds is determined pursuant to a quantitative investment model. During the fiscal year, all equity markets declined, as did nearly all fixed income markets, except for Treasuries. In aggregate, however, bonds declined less than equities. The Fund’s initial allocation was 52.2% to equity Underlying Funds and 47.8% to fixed income Underlying Funds. The exposure to equity Underlying Funds was intended to maximize the long term probability of meeting its primary objective over the course of 20 years. Also, the Fund secondarily seeks to preserve a portion of the capital initially invested. This means that the allocation to equities will be higher if the probability is high that the primary objective will be met. In the last month of the fiscal period, as the equity markets fell more than the bond markets, the Fund significantly increased its allocation to fixed income Underlying Funds to increase the Fund’s probability of meeting its primary objective.

The Fund was launched on December 31, 2007. Equity and fixed income markets declined steadily in the first calendar quarter of 2008, causing the NAV to drop to $9.27 per share on March 24, 2008. New capital markets forecasts, released in March 2008, were much more pessimistic than prior forecasts for all asset classes in terms of both estimated return and volatility. This was mostly due to the lower return forecasts for long term bonds. Incorporating the new capital markets forecasts into the proprietary asset allocation model resulted in higher target allocations to the lower forecasted volatility asset class of bonds.

A reverse stock split to reset the NAV to $10.00 per share occurred on March 28, 2008. This had the effect of increasing the equity allocation to 21.3% from its low of 0%. However, as discussed above, the subsequent broad based equity market decline in the last few months of the fiscal period resulted in an increased allocation to fixed income Underlying Funds.

From the Fund’s inception to the end of the fiscal year, the Fund’s share price declined from $10.00 per share to $8.81 per share, along with the declining equity and fixed income markets. As the share price declined, the Fund’s allocation to equity Underlying Funds was reduced from 52.2% to 7.9% on October 31. The Fund’s allocation to fixed income Underlying Funds increased from 47.8% to 92.1% on October 31.

122	2027 Extended Distribution Fund — S Shares

Russell Investment Company

2027 Extended Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Describe any changes to the Fund’s structure or allocation to Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Diversified Equity Fund	Russell U.S. Core Equity Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
Special Growth Fund	Russell U.S. Small & Mid Cap Fund
International Securities Fund	Russell International Developed Markets Fund
Multistrategy Bond Fund	Russell Strategic Bond Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing shares on December 31, 2007.

†	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Lehman Brothers Aggregate Bond Index was composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

****	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2027 Extended Distribution Fund — S Shares	123

Russell Investment Company

2027 Extended Distribution Fund – S Shares

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$861.20	$1,024.78
Expenses Paid During Period*	$0.33	$0.36

*	Expenses are equal to the Fund’s annualized expense ratio of 0.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

124	2027 Extended Distribution Fund — S Shares

Russell Investment Company

2027 Extended Distribution Fund — S Shares

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 92.1%
Russell Strategic Bond Fund	132,218	1,211

Domestic Equities - 5.1%
Russell Real Estate Securities Fund	278	7
Russell U.S. Core Equity Fund	1,290	27
Russell U.S. Quantitative Equity Fund	1,151	26
Russell U.S. Small & Mid Cap Fund	505	7

		67

International Equities - 2.8%
Russell Emerging Markets Fund	551	6
Russell Global Equity Fund	1,217	7
Russell International Developed Markets Fund	991	24

		37

Total Investments - 100.0%
(identified cost $1,429)		1,315

Other Assets and Liabilities, Net - 0.0%		—

Net Assets - 100.0%		1,315

See accompanying notes which are an integral part of the financial statements.

2027 Extended Distribution Fund — S Shares	125

Russell Investment Company

LifePoints® Funds

Statements of Assets and Liabilities — October 31, 2008

Amounts in thousands	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund

Assets
Investments, at identified cost	$496,409	$1,086,402	$5,206,514	$3,832,792
Investments, at market	427,699	875,728	3,985,421	2,738,127
Receivables:
Investments sold	1,596	2,531	672	—
Fund shares sold	1,755	1,754	8,701	6,628
From affiliates	66	83	248	66
Prepaid expenses	12	11	1	3

Total assets	431,128	880,107	3,995,043	2,744,824

Liabilities
Payables:
Investments purchased	—	—	—	113
Fund shares redeemed	3,290	4,494	7,731	5,291
Accrued fees to affiliates	262	544	2,533	1,703
Other accrued expenses	46	78	229	157
Income distribution	—	—	—	9

Total liabilities	3,598	5,116	10,493	7,273

Net Assets	$427,530	$874,991	$3,984,550	$2,737,551

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3,281	$7,209	$18,556	$3,796
Accumulated net realized gain (loss)	39	3,814	106,149	150,052
Unrealized appreciation (depreciation) on investments	(68,710)	(210,674)	(1,221,093)	(1,094,665)
Shares of beneficial interest	485	1,025	4,769	3,435
Additional paid-in capital	492,435	1,073,617	5,076,169	3,674,933

Net Assets	$427,530	$874,991	$3,984,550	$2,737,551

See accompanying notes which are an integral part of the financial statements.

126	Statements of Assets and Liabilities

Equity Growth Strategy Fund	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund

$1,939,685	$52,251	$894	$125,125	$815	$106,490
1,322,637	41,595	721	93,005	618	72,307

2,607	—	—	—	—	—
3,458	56	—	523	3	111
83	33	23	32	25	31
1	3	2	4	1	2

1,328,786	41,687	746	93,564	647	72,451

—	38	—	349	3	57
5,325	13	—	158	—	41
810	9	—	21	—	17
92	26	19	29	20	28
—	—	—	—	—	—

6,227	86	19	557	23	143

$1,322,559	$41,601	$727	$93,007	$624	$72,308

$—	$—	$—	$—	$—	$—
43,902	(269)	(6)	(1,848)	(95)	(3,625)
(617,048)	(10,656)	(173)	(32,120)	(197)	(34,183)
1,818	49	1	114	1	97
1,893,887	52,477	905	126,861	915	110,019

$1,322,559	$41,601	$727	$93,007	$624	$72,308

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	127

Russell Investment Company

LifePoints® Funds

Statements of Assets and Liabilities, continued — October 31, 2008

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A*	$8.79	$8.53	$8.35	$7.97
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$9.32	$9.05	$8.86	$8.46
Class A — Net assets	$55,163,232	$162,970,046	$964,226,402	$728,441,181
Class A — Shares outstanding ($.01 par value)	6,278,862	19,108,807	115,415,247	91,405,342
Net asset value per share: Class C*	$8.75	$8.49	$8.31	$7.92
Class C — Net assets	$88,276,177	$196,166,896	$1,166,957,051	$742,997,733
Class C — Shares outstanding ($.01 par value)	10,084,636	23,095,550	140,423,314	93,859,730
Net asset value per share: Class E*	$8.81	$8.54	$8.37	$7.98
Class E — Net assets	$66,526,149	$144,683,823	$489,749,947	$372,579,997
Class E — Shares outstanding ($.01 par value)	7,551,815	16,951,465	58,490,810	46,676,473
Net asset value per share: Class R1*	$8.83	$8.56	$8.41	$8.02
Class R1 — Net assets	$3,025,553	$3,047,294	$24,104,809	$14,138,281
Class R1 — Shares outstanding ($.01 par value)	342,577	355,837	2,865,757	1,761,986
Net asset value per share: Class R2*	$8.80	$8.53	$8.36	$7.98
Class R2 — Net assets	$5,701,237	$12,817,250	$42,340,815	$21,958,539
Class R2 — Shares outstanding ($.01 par value)	647,870	1,502,748	5,063,443	2,750,214
Net asset value per share: Class R3*	$8.84	$8.56	$8.38	$8.00
Class R3 — Net assets	$160,491,077	$265,506,981	$812,715,287	$577,865,066
Class R3 — Shares outstanding ($.01 par value)	18,158,606	31,004,805	97,024,906	72,231,337
Net asset value per share: Class S*	$8.84	$8.56	$8.41	$8.02
Class S — Net assets	$48,346,598	$89,799,161	$484,456,092	$279,570,495
Class S — Shares outstanding ($.01 par value)	5,470,644	10,491,538	57,588,539	34,840,146

*	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

128	Statements of Assets and Liabilities

Equity Growth Strategy Fund	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund

$7.46	$8.43	$—	$8.20	$—	$7.45

$7.91	$8.95	$—	$8.70	$—	$7.91
$238,693,924	$1,027,633	$—	$1,390,565	$—	$2,069,478
32,017,080	121,867	—	169,672	—	277,695
$7.03	$—	$—	$—	$—	$—
$372,623,308	$—	$—	$—	$—	$—
52,976,662	—	—	—	—	—
$7.32	$8.44	$—	$8.19	$—	$7.46
$172,463,254	$5,374,685	$—	$7,207,397	$—	$7,846,593
23,567,764	636,488	—	879,755	—	1,052,298
$7.43	$8.45	$7.80	$8.20	$7.21	$7.46
$6,151,958	$6,866,136	$152,806	$17,282,441	$225,631	$10,412,768
827,843	812,771	19,599	2,108,900	31,295	1,396,368
$7.32	$8.44	$7.80	$8.18	$7.20	$7.45
$23,179,716	$6,669,834	$274,476	$18,247,008	$72,897	$14,937,799
3,166,618	790,196	35,202	2,229,925	10,119	2,006,222
$7.30	$8.44	$7.80	$8.17	$7.20	$7.45
$287,937,601	$14,347,359	$299,533	$35,919,345	$325,401	$26,547,378
39,460,683	1,700,777	38,412	4,394,416	45,189	3,563,752
$7.43	$8.45	$—	$8.19	$—	$7.46
$221,509,516	$7,315,126	$—	$12,960,214	$—	$10,494,194
29,800,733	865,405	—	1,581,847	—	1,407,582

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	129

Russell Investment Company

LifePoints® Funds

Statements of Assets and Liabilities, continued — October 31, 2008

Amounts in thousands	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund

Assets
Investments, at identified cost	$864	$72,657	$1,155	$295
Investments, at market	618	50,352	796	207
Receivables:
Investments sold	—	—	—	—
Fund shares sold	67	146	—	—
From affiliates	25	28	24	24
Prepaid expenses	2	2	1	1

Total assets	712	50,528	821	232

Liabilities
Payables:
Investments purchased	67	79	—	—
Fund shares redeemed	—	21	—	—
Accrued fees to affiliates	—	13	—	—
Other accrued expenses	20	26	19	19
Income distribution	—	—	—	—

Total liabilities	87	139	19	19

Net Assets	$625	$50,389	$802	$213

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—	$—	$—	$—
Accumulated net realized gain (loss)	(87)	(2,763)	(25)	(2)
Unrealized appreciation (depreciation) on investments	(246)	(22,305)	(359)	(88)
Shares of beneficial interest	1	67	1	—
Additional paid-in capital	957	75,390	1,185	303

Net Assets	$625	$50,389	$802	$213

See accompanying notes which are an integral part of the financial statements.

130	Statements of Assets and Liabilities

In Retirement Fund	2017 Retirement Distribution Fund - A Shares	2017 Accelerated Distribution Fund - A Shares	2027 Extended Distribution Fund - A Shares	2017 Retirement Distribution Fund - S Shares	2017 Accelerated Distribution Fund - S Shares	2027 Extended Distribution Fund - S Shares

$302	$814	$1,224	$1,005	$941	$1,168	$1,429
246	736	1,145	924	927	1,056	1,315

—	—	—	—	—	—	—
—	—	—	—	—	—	—
23	15	17	9	2	3	1
1	5	6	11	17	17	18

270	756	1,168	944	946	1,076	1,334

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
18	21	23	20	19	20	19
—	—	—	—	—	—	—

18	21	23	20	19	20	19

$252	$735	$1,145	$924	$927	$1,056	$1,315

$—	$5	$22	$22	$3	$29	$31
(2)	(208)	(87)	(141)	(192)	(61)	(90)
(56)	(78)	(79)	(81)	(14)	(112)	(114)
—	1	1	1	1	1	1
310	1,015	1,288	1,123	1,129	1,199	1,487

$252	$735	$1,145	$924	$927	$1,056	$1,315

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	131

Russell Investment Company

LifePoints® Funds

Statements of Assets and Liabilities, continued — October 31, 2008

	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A*	$—	$7.49	$—	$—
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$—	$7.95	$—	$—
Class A — Net assets	$—	$944,329	$—	$—
Class A — Shares outstanding ($.01 par value)	—	126,076	—	—
Net asset value per share: Class C*	$—	$—	$—	$—
Class C — Net assets	$—	$—	$—	$—
Class C — Shares outstanding ($.01 par value)	—	—	—	—
Net asset value per share: Class E*	$—	$7.50	$—	$—
Class E — Net assets	$—	$4,522,572	$—	$—
Class E — Shares outstanding ($.01 par value)	—	603,317	—	—
Net asset value per share: Class R1*	$6.86	$7.50	$6.87	$6.98
Class R1 — Net assets	427,630	$4,824,025	$660,341	$70,903
Class R1 — Shares outstanding ($.01 par value)	62,333	643,212	96,132	10,154
Net asset value per share: Class R2*	$6.87	$7.49	$6.87	$6.98
Class R2 — Net assets	$72,809	$9,935,735	$69,435	$70,849
Class R2 — Shares outstanding ($.01 par value)	10,605	1,326,057	10,106	10,144
Net asset value per share: Class R3*	$6.87	$7.49	$6.87	$6.99
Class R3 — Net assets	$124,149	$22,912,987	$72,170	$71,088
Class R3 — Shares outstanding ($.01 par value)	18,084	3,061,504	10,503	10,177
Net asset value per share: Class S*	$—	$7.50	$—	$—
Class S — Net assets	$—	$7,249,167	$—	$—
Class S — Shares outstanding ($.01 par value)	—	966,552	—	—

*	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

132	Statements of Assets and Liabilities

In Retirement Fund	2017 Retirement Distribution Fund - A Shares	2017 Accelerated Distribution Fund - A Shares	2027 Extended Distribution Fund - A Shares	2017 Retirement Distribution Fund - S Shares	2017 Accelerated Distribution Fund - S Shares	2027 Extended Distribution Fund - S Shares

$—	$7.08	$8.82	$8.34	$—	$—	$—
$—	$7.51	$9.36	$8.85	$—	$—	$—
$—	$735,439	$1,145,035	924,111	$—	—	—
—	103,886	129,786	110,795	—	—	—
$—	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
$—	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
$8.12	$—	$—	$—	$—	$—	$—
$83,504	$—	$—	$—	$—	$—	$—
10,281	—	—	—	—	—	—
$8.12	$—	$—	$—	$—	$—	$—
$83,382	$—	$—	$—	$—	$—	$—
10,266	—	—	—	—	—	—
$8.12	$—	$—	$—	$—	$—	$—
$85,270	$—	$—	$—	$—	$—	$—
10,497	—	—	—	—	—	—
$—	$—	$—	$—	$7.24	$8.80	$8.81
$—	$—	$—	$—	$926,589	$1,055,698	$1,315,321
—	—	—	—	127,998	119,931	149,255

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	133

Russell Investment Company

LifePoints® Funds

Statements of Operations — For the Period Ended October 31, 2008

Amounts in thousands	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund

Investment Income
Income distributions from Underlying Funds	$26,762	$66,706	$294,085	$193,871

Expenses
Advisory fees	973	2,347	10,902	7,764
Administrative fees	243	587	2,726	1,941
Custodian fees	54	55	60	57
Distribution fee	—	—	—	—
Distribution fees - Class A	153	523	3,231	2,495
Distribution fees - Class C	678	1,875	12,092	7,849
Distribution fees - Class R3	474	885	2,833	2,116
Transfer agent fees	469	1,139	7,644	6,030
Transfer agent fees - Class A	9	26	153	114
Transfer agent fees - Class C	14	31	186	117
Transfer agent fees - Class E	11	23	78	59
Transfer agent fees - Class R1	1	1	4	2
Transfer agent fees - Class R2	1	2	7	4
Transfer agent fees - Class R3	25	42	129	92
Transfer agent fees - Class S	8	17	77	45
Professional fees	37	54	173	127
Registration fees	90	110	260	203
Shareholder servicing fees - Class C	226	625	4,031	2,616
Shareholder servicing fees - Class E	204	479	1,700	1,361
Shareholder servicing fees - Class R2	14	32	116	70
Shareholder servicing fees - Class R3	474	885	2,833	2,116
Trustees’ fees	9	22	103	73
Printing fees	43	106	446	348
Miscellaneous	14	29	117	86

Expenses before reductions	4,224	9,895	49,901	35,685
Expense reductions	(1,914)	(4,368)	(22,044)	(16,257)

Net expenses	2,310	5,527	27,857	19,428

Net investment income (loss)	24,452	61,179	266,228	174,443

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4,426)	(20,401)	(74,756)	(44,323)
Capital gain distributions from Underlying Funds	6,933	35,008	245,508	228,934

Net realized gain (loss)	2,507	14,607	170,752	184,611
Net change in unrealized appreciation (depreciation) on investments	(107,970)	(379,097)	(2,300,440)	(2,014,588)

Net realized and unrealized gain (loss)	(105,463)	(364,490)	(2,129,688)	(1,829,977)

Net Increase (Decrease) in Net Assets from Operations	$(81,011)	$(303,311)	$(1,863,460)	$(1,655,534)

*	For the period March 31, 2008 (commencement of operations) to October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

134	Statements of Operations

Equity Growth Strategy Fund	2010 Strategy Fund	2015 Strategy Fund*	2020 Strategy Fund	2025 Strategy Fund*	2030 Strategy Fund

$93,385	$1,891	$11	$4,491	$11	$3,204

3,902	83	1	200	1	161
975	21	—	50	—	40
54	49	—	48	—	49
—	—	—	—	—	—
884	4	—	5	—	8
4,202	—	—	—	—	—
1,124	38	—	94	—	72
3,197	19	—	46	—	37
37	—	—	—	—	—
58	—	—	—	—	—
27	1	—	1	—	1
1	1	—	2	—	2
4	1	—	3	—	2
46	2	—	6	—	4
33	1	—	2	—	2
79	26	29	44	30	39
161	67	5	74	5	70
1,401	—	—	—	—	—
662	14	—	23	—	24
74	15	—	47	—	42
1,124	38	—	94	—	72
37	1	—	2	—	1
173	4	—	7	1	6
46	4	2	6	2	6

18,301	389	37	754	39	638
(8,476)	(281)	(36)	(492)	(39)	(420)

9,825	108	1	262	—	218

83,560	1,783	10	4,229	11	2,986

(37,872)	(1,081)	(6)	(5,284)	(95)	(7,609)
146,154	899	—	3,770	—	4,370

108,282	(182)	(6)	(1,514)	(95)	(3,239)

(1,189,736)	(12,375)	(173)	(38,827)	(197)	(40,787)

(1,081,454)	(12,557)	(179)	(40,341)	(292)	(44,026)

$(997,894)	$(10,774)	$(169)	$(36,112)	$(281)	$(41,040)

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	135

Russell Investment Company

LifePoints® Funds

Statements of Operations, continued — For the Period Ended October 31, 2008

Amounts in thousands	2035 Strategy Fund*	2040 Strategy Fund	2045 Strategy Fund*	2050 Strategy Fund*

Investment Income
Income distributions from Underlying Funds	$7	$1,380	$7	$2

Expenses
Advisory fees	1	113	1	—
Administrative fees	—	28	—	—
Custodian fees	—	49	—	—
Distributions fees	—	—	—	—
Distribution fees - Class A	—	4	—	—
Distribution fees - Class C	—	—	—	—
Distribution fees - Class R3	—	67	—	—
Transfer agent fees	—	26	—	—
Transfer agent fees - Class A	—	—	—	—
Transfer agent fees - Class C	—	—	—	—
Transfer agent fees - Class E	—	1	—	—
Transfer agent fees - Class R1	—	1	—	—
Transfer agent fees - Class R2	—	1	—	—
Transfer agent fees - Class R3	—	4	—	—
Transfer agent fees - Class S	—	1	—	—
Professional fees	30	36	30	29
Registration fees	5	68	5	5
Shareholder servicing fees - Class C	—	—	—	—
Shareholder servicing fees - Class E	—	15	—	—
Shareholder servicing fees - Class R2	—	29	—	—
Shareholder servicing fees - Class R3	—	66	—	—
Trustees’ fees	—	1	—	—
Printing fees	1	4	1	1
Offering fees	—	—	—	—
Miscellaneous	1	6	1	1

Expenses before reductions	38	520	38	36
Expense reductions	(38)	(339)	(38)	(36)

Net expenses	—	181	—	—

Net investment income (loss)	7	1,199	7	2

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(87)	(6,072)	(25)	(2)
Capital gain distributions from Underlying Funds	—	3,447	—	—

Net realized gain (loss)	(87)	(2,625)	(25)	(2)
Net change in unrealized appreciation (depreciation) on investments	(246)	(27,688)	(359)	(88)

Net realized and unrealized gain (loss)	(333)	(30,313)	(384)	(90)

Net Increase (Decrease) in Net Assets from Operations	$(326)	$(29,114)	$(377)	$(88)

*	For the period March 31, 2008 (commencement of operations) to October 31, 2008.

**	For the period December 31, 2007 (commencement of operations) to October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

136	Statements of Operations

In Retirement Fund*	2017 Retirement Distribution Fund - A Shares**	2017 Accelerated Distribution Fund - A Shares**	2027 Extended Distribution Fund - A Shares**	2017 Retirement Distribution Fund - S Shares**	2017 Accelerated Distribution Fund - S Shares**	2027 Extended Distribution Fund - S Shares**

$7	$6	$23	$23	$3	$30	$31

—	1	1	1	—	1	1
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	1	1	1	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
29	30	30	30	30	30	30
5	13	14	6	3	3	3
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	2	2	2	2	2	2
—	—	—	—	—	—	—
1	1	1	1	1	1	1

35	48	49	41	36	37	37
(35)	(47)	(48)	(40)	(36)	(37)	(37)

—	1	1	1	—	—	—

7	5	22	22	3	30	31

(2)	(209)	(89)	(143)	(192)	(64)	(93)
—	—	3	2	—	3	3

(2)	(209)	(86)	(141)	(192)	(61)	(90)

(56)	(78)	(79)	(81)	(14)	(112)	(114)

(58)	(287)	(165)	(222)	(206)	(173)	(204)

$(51)	$(282)	$(143)	$(200)	$(203)	$(143)	$(173)

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	137

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets — For the Periods Ended October 31,

	Conservative Strategy Fund		Moderate Strategy Fund
Amounts in thousands	2008	2007	2008	2007

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$24,452	$16,736	$61,179	$39,583
Net realized gain (loss)	2,507	5,410	14,607	30,238
Net change in unrealized appreciation (depreciation)	(107,970)	7,488	(379,097)	43,281

Net increase (decrease) in net assets from operations	(81,011)	29,634	(303,311)	113,102

Distributions
From net investment income
Class A	(2,669)	(1,943)	(10,089)	(6,742)
Class C	(3,475)	(2,638)	(10,201)	(7,593)
Class E	(3,781)	(3,215)	(9,306)	(7,166)
Class R1	(126)	(40)	(135)	(30)
Class R2	(262)	(93)	(542)	(103)
Class R3	(8,225)	(6,806)	(16,195)	(12,703)
Class S	(2,628)	(2,038)	(7,502)	(5,352)
From net realized gain
Class A	(599)	(1,062)	(5,299)	(2,586)
Class C	(944)	(1,774)	(6,386)	(3,931)
Class E	(954)	(1,797)	(5,016)	(2,864)
Class R1	(23)	—	(50)	—
Class R2	(57)	(36)	(190)	(31)
Class R3	(2,178)	(4,072)	(9,264)	(5,554)
Class S	(558)	(996)	(3,588)	(2,000)

Net decrease in net assets from distributions	(26,479)	(26,510)	(83,763)	(56,655)

Share Transactions
Net increase (decrease) in net assets from share transactions	57,979	31,022	20,888	91,815

Total Net Increase (Decrease) in Net Assets	(49,511)	34,146	(366,186)	148,262

Net Assets
Beginning of period	477,041	442,895	1,241,177	1,092,915

End of period	$427,530	$477,041	$874,991	$1,241,177

Undistributed (overdistributed) net investment income included in net assets	$3,281	$(1)	$7,209	$(1)

See accompanying notes which are an integral part of the financial statements.

138	Statements of Changes in Net Assets

Balanced Strategy Fund		Growth Strategy Fund		Equity Growth Strategy Fund
2008	2007	2008	2007	2008	2007

$266,228	$163,266	$174,443	$96,919	$83,560	$39,464
170,752	180,660	184,611	149,037	108,282	84,006
(2,300,440)	330,425	(2,014,588)	331,481	(1,189,736)	217,057

(1,863,460)	674,351	(1,655,534)	577,437	(997,894)	340,527

(61,834)	(38,232)	(45,707)	(23,234)	(15,418)	(5,815)
(65,267)	(38,308)	(40,534)	(20,010)	(22,684)	(10,667)
(32,902)	(22,792)	(25,479)	(16,268)	(11,900)	(6,724)
(1,381)	(528)	(746)	(232)	(416)	(39)
(2,373)	(621)	(1,329)	(357)	(1,258)	(477)
(51,551)	(37,004)	(37,139)	(22,933)	(19,460)	(10,707)
(32,363)	(26,332)	(19,713)	(14,260)	(12,424)	(6,376)

(43,034)	(20,715)	(38,519)	(16,479)	(16,208)	(5,675)
(54,476)	(27,473)	(41,405)	(20,338)	(27,122)	(12,082)
(23,303)	(12,667)	(21,957)	(12,077)	(12,567)	(6,640)
(823)	(213)	(535)	(122)	(412)	(33)
(1,590)	(343)	(1,106)	(263)	(1,272)	(490)
(38,603)	(22,633)	(33,813)	(18,821)	(21,722)	(11,067)
(21,117)	(13,918)	(16,064)	(9,702)	(12,107)	(5,974)

(430,617)	(261,779)	(324,046)	(175,096)	(174,970)	(82,766)

292,415	792,887	327,406	690,202	222,506	441,978

(2,001,662)	1,205,459	(1,652,174)	1,092,543	(950,358)	699,739

5,986,212	4,780,753	4,389,725	3,297,182	2,272,917	1,573,178

$3,984,550	$5,986,212	$2,737,551	$4,389,725	$1,322,559	$2,272,917

$18,556	$—	$3,796	$(1)	$—	$(1)

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	139

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	2010 Strategy Fund		2015 Strategy Fund
Amounts in thousands	2008	2007	2008*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,783	$638	$10
Net realized gain (loss)	(182)	198	(6)
Net change in unrealized appreciation (depreciation)	(12,375)	1,317	(173)

Net increase (decrease) in net assets from operations	(10,774)	2,153	(169)

Distributions
From net investment income
Class A	(71)	(66)	—
Class C	—	—	—
Class E	(240)	(109)	—
Class R1	(280)	(64)	(4)
Class R2	(279)	(9)	(4)
Class R3	(646)	(267)	(3)
Class S	(266)	(129)	—
From net realized gain
Class A	(14)	(21)	—
Class C	—	—	—
Class E	(37)	(20)	—
Class R1	(38)	(13)	—
Class R2	(41)	—	—
Class R3	(113)	(48)	—
Class S	(22)	(37)	—
From return of capital
Class A	(2)	—	—
Class C	—	—	—
Class E	(9)	—	—
Class R1	(11)	—	—
Class R2	(11)	—	—
Class R3	(22)	—	—
Class S	(14)	—	—

Net decrease in net assets from distributions	(2,116)	(783)	(11)

Share Transactions
Net increase (decrease) in net assets from share transactions	21,733	22,642	907

Total Net Increase (Decrease) in Net Assets	8,843	24,012	727

Net Assets
Beginning of period	32,758	8,746	—

End of period	$41,601	$32,758	$727

Undistributed (overdistributed) net investment income included in net assets	$—	$(1)	$—

*	For the period March 31, 2008 (commencement of operations) to October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

140	Statements of Changes in Net Assets

2020 Strategy Fund		2025 Strategy Fund	2030 Strategy Fund
2008	2007	2008*	2008	2007

$4,229	$1,414	$11	$2,986	$684
(1,514)	827	(95)	(3,239)	749
(38,827)	5,552	(197)	(40,787)	5,317

(36,112)	7,793	(281)	(41,040)	6,750

(81)	(38)	—	(136)	(81)
—	—	—	—	—
(392)	(138)	—	(381)	(155)
(869)	(336)	(8)	(425)	(30)
(831)	(53)	(1)	(728)	(25)
(1,522)	(566)	(2)	(941)	(254)
(528)	(289)	—	(370)	(143)

(23)	(4)	—	(55)	(17)
—	—	—	—	—
(106)	(8)	—	(148)	(30)
(213)	(33)	—	(149)	(4)
(212)	(2)	—	(279)	(4)
(423)	(42)	—	(366)	(56)
(117)	(27)	—	(124)	(25)

(4)	—	—	(11)	—
—	—	—	—	—
(24)	—	—	(38)	—
(61)	—	(2)	(58)	—
(66)	—	—	(72)	—
(83)	—	—	(102)	—
(41)	—	—	(58)	—

(5,596)	(1,536)	(13)	(4,441)	(824)

45,813	61,711	918	54,496	38,155

4,105	67,968	624	9,015	44,081

88,902	20,934	—	63,293	19,212

$93,007	$88,902	$624	$72,308	$63,293

$—	$(1)	$—	$—	$1

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	141

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	2035 Strategy Fund	2040 Strategy Fund
Amounts in thousands	2008*	2008	2007

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$7	$1,199	$412
Net realized gain (loss)	(87)	(2,625)	724
Net change in unrealized appreciation (depreciation)	(246)	(27,688)	4,259

Net increase (decrease) in net assets from operations	(326)	(29,114)	5,395

Distributions
From net investment income
Class A	—	(43)	(50)
Class C	—	—	—
Class E	—	(127)	(103)
Class R1	(6)	(82)	(12)
Class R2	(1)	(278)	(33)
Class R3	(1)	(543)	(157)
Class S	—	(126)	(66)
From net realized gain
Class A	—	(33)	(21)
Class C	—	—	—
Class E	—	(88)	(42)
Class R1	—	(44)	(3)
Class R2	—	(193)	(14)
Class R3	—	(400)	(70)
Class S	—	(71)	(23)
From return of capital
Class A	—	(45)	—
Class C	—	—	—
Class E	—	(133)	—
Class R1	(2)	(84)	—
Class R2	—	(292)	—
Class R3	—	(574)	—
Class S	—	(133)	—

Net decrease in net assets from distributions	(10)	(3,289)	(594)

Share Transactions
Net increase (decrease) in net assets from share transactions	961	34,970	29,518

Total Net Increase (Decrease) in Net Assets	625	2,567	34,319

Net Assets
Beginning of period	—	47,822	13,503

End of period	$625	$50,389	$47,822

Undistributed (overdistributed) net investment income included in net assets	$—	—	$(1)

*	For the period March 31, 2008 (commencement of operations) to October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

142	Statements of Changes in Net Assets

2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund
2008*	2008*	2008*

$7	$2	$7
(25)	(2)	(2)
(359)	(88)	(56)

(377)	(88)	(51)

—	—	—
—	—	—
—	—	—
(6)	(1)	(3)
(1)	(1)	(2)
(1)	(1)	(2)
—	—	—

—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—

—	—	—
—	—	—
—	—	—
(3)	—	—
—	—	—
—	—	—
—	—	—

(11)	(3)	(7)

1,190	304	310

802	213	252

—	—	—

$802	$213	$252

$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	143

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	2017 Retirement Distribution Fund - A Shares	2017 Accelerated Distribution Fund - A Shares
Amounts in thousands	2008**	2008**

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5	$22
Net realized gain (loss)	(209)	(86)
Net change in unrealized appreciation (depreciation)	(78)	(79)

Net increase (decrease) in net assets from operations	(282)	(143)

Distributions
From net investment income
Class A	—	—
Class C	—	—
Class E	—	—
Class R1	—	—
Class R2	—	—
Class R3	—	—
Class S	—	—
From net realized gain
Class A	—	—
Class C	—	—
Class E	—	—
Class R1	—	—
Class R2	—	—
Class R3	—	—
Class S	—	—
From return of capital
Class A	—	—
Class C	—	—
Class E	—	—
Class R1	—	—
Class R2	—	—
Class R3	—	—
Class S	—	—

Net decrease in net assets from distributions	—	—

Share Transactions
Net increase (decrease) in net assets from share transactions	1,017	1,288

Total Net Increase (Decrease) in Net Assets	735	1,145

Net Assets
Beginning of period	—	—

End of period	$735	$1,145

Undistributed (overdistributed) net investment income included in net assets	$5	$22

**	For the period December 31, 2007 (commencement of operations) to October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

144	Statements of Changes in Net Assets

2027 Extended Distribution Fund - A Shares	2017 Retirement Distribution Fund - S Shares	2017 Accelerated Distribution Fund - S Shares	2027 Extended Distribution Fund - S Shares
2008**	2008**	2008**	2008**

$22	$3	$30	$31
(141)	(192)	(61)	(90)
(81)	(14)	(112)	(114)

(200)	(203)	(143)	(173)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

1,124	1,130	1,199	1,488

924	927	1,056	1,315

—	—	—	—

$924	$927	$1,056	$1,315

$22	$3	$29	$31

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	145

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Conservative Strategy Fund
Class A
October 31, 2008	11.03	.52	(2.16)	(1.64)	(.48)	(.12)	—
October 31, 2007	10.98	.42	.29	.71	(.42)	(.24)	—
October 31, 2006	10.66	.34	.40	.74	(.35)	(.07)	—
October 31, 2005	10.65	.24	.05	.29	(.24)	(.04)	—
October 31, 2004	10.42	.20	.28	.48	(.21)	(.04)	—
Class C
October 31, 2008	10.99	.46	(2.17)	(1.71)	(.41)	(.12)	—
October 31, 2007	10.93	.34	.30	.64	(.34)	(.24)	—
October 31, 2006	10.62	.25	.39	.64	(.26)	(.07)	—
October 31, 2005	10.61	.16	.05	.21	(.16)	(.04)	—
October 31, 2004	10.38	.12	.28	.40	(.13)	(.04)	—
Class E
October 31, 2008	11.06	.55	(2.20)	(1.65)	(.48)	(.12)	—
October 31, 2007	11.00	.42	.30	.72	(.42)	(.24)	—
October 31, 2006	10.68	.30	.43	.73	(.34)	(.07)	—
October 31, 2005	10.66	.24	.06	.30	(.24)	(.04)	—
October 31, 2004	10.43	.20	.27	.47	(.20)	(.04)	—
Class R1
October 31, 2008	11.08	.56	(2.18)	(1.62)	(.51)	(.12)	—
October 31, 2004(13)	10.77	.40	.22	.62	(.31)	—	—
Class R2
October 31, 2008	11.05	.50	(2.14)	(1.64)	(.49)	(.12)	—
October 31, 2007	10.99	.40	.31	.71	(.41)	(.24)	—
October 31, 2006(4)	10.86	.33	.09	.42	(.29)	—	—
Class R3(5)
October 31, 2008	11.09	.52	(2.19)	(1.67)	(.46)	(.12)	—
October 31, 2007	11.03	.39	.30	.69	(.39)	(.24)	—
October 31, 2006	10.71	.31	.40	.71	(.32)	(.07)	—
October 31, 2005	10.69	.21	.06	.27	(.21)	(.04)	—
October 31, 2004	10.47	.18	.26	.44	(.18)	(.04)	—
Class S
October 31, 2008	11.09	.57	(2.19)	(1.62)	(.51)	(.12)	—
October 31, 2007	11.03	.44	.31	.75	(.45)	(.24)	—
October 31, 2006	10.72	.36	.39	.75	(.37)	(.07)	—
October 31, 2005	10.70	.27	.05	.32	(.26)	(.04)	—
October 31, 2004	10.47	.23	.27	.50	(.23)	(.04)	—

See accompanying notes which are an integral part of the financial statements.

146	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.60)	8.79	(15.56)	55,163.27		.66	5.05	86
(.66)	11.03	6.76	52,516.25		.65	3.87	79
(.42)	10.98	7.04	46,364.25		.65	3.14	16
(.28)	10.66	2.74	40,225.25		.62	2.26	9
(.25)	10.65	4.62	20,709.25		.66	1.89	6

(.53)	8.75	(16.24)	88,276	1.02	1.41	4.50	86
(.58)	10.99	6.04	84,747	1.00	1.40	3.10	79
(.33)	10.93	6.16	80,692	1.00	1.40	2.34	16
(.20)	10.62	1.99	88,226	1.00	1.37	1.47	9
(.17)	10.61	3.87	75,976	1.00	1.38	1.15	6

(.60)	8.81	(15.60)	66,526.27		.66	5.27	86
(.66)	11.06	6.84	83,894.25		.65	3.84	79
(.41)	11.00	6.96	80,224.25		.65	2.90	16
(.28)	10.68	2.81	183,219.25		.62	2.20	9
(.24)	10.66	4.57	187,993.25		.63	1.95	6

(.63)	8.83	(15.36)	3,026.02		.42	5.44	86
(.31)	11.08	5.72	1,914	—	.40	2.98	79

(.61)	8.80	(15.60)	5,701.27		.66	4.84	86
(.65)	11.05	6.75	3,156.25		.65	3.64	79
(.29)	10.99	3.95	1,466.25		.67	2.72	16

(.58)	8.84	(15.78)	160,491.52		.91	5.03	86
(.63)	11.09	6.53	194,815.50		.90	3.59	79
(.39)	11.03	6.74	187,837.50		.90	2.85	16
(.25)	10.71	2.55	163,499.50		.87	1.97	9
(.22)	10.69	4.23	146,230.50		.88	1.65	6

(.63)	8.84	(15.34)	48,347.02		.41	5.48	86
(.69)	11.09	7.10	55,999	—	.40	4.02	79
(.44)	11.03	7.16	46,312	—	.40	3.36	16
(.30)	10.72	3.06	44,293	—	.37	2.46	9
(.27)	10.70	4.82	42,949	—	.38	2.17	6

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	147

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Moderate Strategy Fund
Class A
October 31, 2008	12.09	.58	(3.32)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.54	.42	.74	1.16	(.43)	(.18)	—
October 31, 2006	10.81	.29	.81	1.10	(.30)	(.07)	—
October 31, 2005	10.50	.22	.35	.57	(.23)	(.03)	—
October 31, 2004	10.03	.17	.51	.68	(.19)	(.02)	—
Class C
October 31, 2008	12.04	.50	(3.31)	(2.81)	(.45)	(.29)	—
October 31, 2007	11.49	.33	.73	1.06	(.33)	(.18)	—
October 31, 2006	10.77	.21	.80	1.01	(.22)	(.07)	—
October 31, 2005	10.45	.14	.36	.50	(.15)	(.03)	—
October 31, 2004	10.01	.05	.55	.60	(.14)	(.02)	—
Class E
October 31, 2008	12.10	.59	(3.33)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.55	.42	.74	1.16	(.43)	(.18)	—
October 31, 2006	10.82	.29	.81	1.10	(.30)	(.07)	—
October 31, 2005	10.50	.22	.36	.58	(.23)	(.03)	—
October 31, 2004	10.03	.19	.49	.68	(.19)	(.02)	—
Class R1
October 31, 2008	12.14	.56	(3.30)	(2.74)	(.55)	(.29)	—
October 31, 2007	11.58	.33	.87	1.20	(.46)	(.18)	—
October 31, 2006(11)	11.47	.11	.09	.20	(.09)	—	—
Class R2
October 31, 2008	12.09	.45	(3.19)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.54	.39	.76	1.15	(.42)	(.18)	—
October 31, 2006(4)	11.25	.25	.27	.52	(.23)	—	—
Class R3(5)
October 31, 2008	12.13	.56	(3.34)	(2.78)	(.50)	(.29)	—
October 31, 2007	11.58	.39	.73	1.12	(.39)	(.18)	—
October 31, 2006	10.84	.27	.81	1.08	(.27)	(.07)	—
October 31, 2005	10.52	.20	.35	.55	(.20)	(.03)	—
October 31, 2004	10.06	.16	.49	.65	(.17)	(.02)	—
Class S
October 31, 2008	12.13	.61	(3.34)	(2.73)	(.55)	(.29)	—
October 31, 2007	11.58	.45	.74	1.19	(.46)	(.18)	—
October 31, 2006	10.84	.32	.82	1.14	(.33)	(.07)	—
October 31, 2005	10.52	.25	.35	.60	(.25)	(.03)	—
October 31, 2004	10.05	.21	.49	.70	(.21)	(.02)	—

See accompanying notes which are an integral part of the financial statements.

148	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.82)	8.53	(24.05)	162,970.27		.64	5.36	86
(.61)	12.09	10.36	211,856.25		.63	3.56	78
(.37)	11.54	10.34	165,654.25		.63	2.63	6
(.26)	10.81	5.44	121,343.25		.61	2.03	5
(.21)	10.50	6.87	55,049.25		.63	1.71	4

(.74)	8.49	(24.67)	196,167	1.02	1.39	4.65	86
(.51)	12.04	9.52	262,501	1.00	1.38	2.86	78
(.29)	11.49	9.51	252,478	1.00	1.38	1.88	6
(.18)	10.77	4.78	183,445	1.00	1.36	1.31	5
(.16)	10.45	6.00	146,515	1.00	1.37	.48	4

(.82)	8.54	(24.03)	144,684.27		.64	5.46	86
(.61)	12.10	10.34	208,296.25		.63	3.60	78
(.37)	11.55	10.32	181,883.25		.63	2.64	6
(.26)	10.82	5.52	164,151.25		.61	2.07	5
(.21)	10.50	6.85	132,822.25		.62	1.85	4

(.84)	8.56	(23.92)	3,047.02		.40	5.29	86
(.64)	12.14	10.70	2,104	—	.38	2.74	78
(.09)	11.58	.96	215	—	.20	.89	6

(.82)	8.53	(24.03)	12,817.27		.65	4.26	86
(.60)	12.09	10.28	4,068.25		.63	3.26	78
(.23)	11.54	4.68	1,654.25		.64	2.01	6

(.79)	8.56	(24.27)	265,507.52		.89	5.22	86
(.57)	12.13	10.02	394,039.50		.88	3.36	78
(.34)	11.58	10.13	364,759.50		.88	2.39	6
(.23)	10.84	5.25	309,824.50		.86	1.81	5
(.19)	10.52	6.55	254,060.50		.87	1.55	4

(.84)	8.56	(23.85)	89,799.02		.39	5.67	86
(.64)	12.13	10.61	158,313	—	.38	3.86	78
(.40)	11.58	10.67	126,487	—	.38	2.89	6
(.28)	10.84	5.76	113,097	—	.36	2.33	5
(.23)	10.52	7.03	106,031	—	.37	2.04	4

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	149

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Balanced Strategy Fund
Class A
October 31, 2008	13.10	.57	(4.37)	(3.80)	(.55)	(.40)	—
October 31, 2007	12.18	.40	1.18	1.58	(.42)	(.24)	—
October 31, 2006	10.99	.25	1.27	1.52	(.26)	(.07)	—
October 31, 2005	10.33	.20	.71	.91	(.22)	(.03)	—
October 31, 2004	9.64	.16	.74	.90	(.21)	—	—
Class C
October 31, 2008	13.03	.48	(4.34)	(3.86)	(.46)	(.40)	—
October 31, 2007	12.12	.30	1.18	1.48	(.33)	(.24)	—
October 31, 2006	10.93	.17	1.27	1.44	(.18)	(.07)	—
October 31, 2005	10.29	.13	.69	.82	(.15)	(.03)	—
October 31, 2004	9.61	.12	.72	.84	(.16)	—	—
Class E
October 31, 2008	13.12	.58	(4.38)	(3.80)	(.55)	(.40)	—
October 31, 2007	12.20	.41	1.17	1.58	(.42)	(.24)	—
October 31, 2006	11.00	.26	1.27	1.53	(.26)	(.07)	—
October 31, 2005	10.35	.22	.68	.90	(.22)	(.03)	—
October 31, 2004	9.65	.22	.69	.91	(.21)	—	—
Class R1
October 31, 2008	13.18	.56	(4.35)	(3.79)	(.58)	(.40)	—
October 31, 2007	12.26	.30	1.32	1.62	(.46)	(.24)	—
October 31, 2006(8)	11.62	.10	.73	.83	(.19)	—	—
Class R2
October 31, 2008	13.12	.44	(4.25)	(3.81)	(.55)	(.40)	—
October 31, 2007	12.19	.40	1.19	1.59	(.42)	(.24)	—
October 31, 2006(6)	11.76	.12	.49	.61	(.18)	—	—
Class R3(5)
October 31, 2008	13.12	.56	(4.38)	(3.82)	(.52)	(.40)	—
October 31, 2007	12.20	.38	1.17	1.55	(.39)	(.24)	—
October 31, 2006	11.01	.23	1.26	1.49	(.23)	(.07)	—
October 31, 2005	10.35	.19	.70	.89	(.20)	(.03)	—
October 31, 2004	9.66	.17	.71	.88	(.19)	—	—
Class S
October 31, 2008	13.18	.60	(4.39)	(3.79)	(.58)	(.40)	—
October 31, 2007	12.26	.45	1.17	1.62	(.46)	(.24)	—
October 31, 2006	11.05	.29	1.28	1.57	(.29)	(.07)	—
October 31, 2005	10.39	.25	.69	.94	(.25)	(.03)	—
October 31, 2004	9.68	.23	.71	.94	(.23)	—	—

See accompanying notes which are an integral part of the financial statements.

150	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.95)	8.35	(30.88)	964,226.27		.67	5.12	18
(.66)	13.10	13.49	1,352,284.25		.67	3.21	34
(.33)	12.18	14.03	996,628.25		.67	2.15	3
(.25)	10.99	8.91	593,609.25		.62	1.88	1
(.21)	10.33	9.49	281,685.25		.59	1.63	6

(.86)	8.31	(31.37)	1,166,957	1.02	1.42	4.35	18
(.57)	13.03	12.60	1,770,369	1.00	1.42	2.44	34
(.25)	12.12	13.29	1,328,971	1.00	1.42	1.43	3
(.18)	10.93	7.96	964,203	1.00	1.37	1.22	1
(.16)	10.29	8.82	653,463	1.00	1.34	1.23	6

(.95)	8.37	(30.84)	489,750.27		.67	5.18	18
(.66)	13.12	13.47	760,312.25		.67	3.26	34
(.33)	12.20	14.09	615,865.25		.67	2.23	3
(.25)	11.00	8.77	506,587.25		.62	2.03	1
(.21)	10.35	9.54	416,942.25		.59	2.25	6

(.98)	8.41	(30.66)	24,105.02		.42	5.06	18
(.70)	13.18	13.69	27,053	—	.42	2.42	34
(.19)	12.26	6.60	4,295	—	.43	.80	3

(.95)	8.36	(30.89)	42,341.27		.68	4.00	18
(.66)	13.12	13.48	22,546.25		.67	3.21	34
(.18)	12.19	5.26	15,035.25		.68	1.14	3

(.92)	8.38	(30.95)	812,715.52		.92	4.97	18
(.63)	13.12	13.16	1,307,641.50		.92	3.04	34
(.30)	12.20	13.72	1,129,000.50		.92	1.97	3
(.23)	11.01	8.61	892,607.50		.87	1.75	1
(.19)	10.35	9.25	676,342.50		.84	1.70	6

(.98)	8.41	(30.66)	484,456.02		.42	5.33	18
(.70)	13.18	13.69	746,007	—	.42	3.59	34
(.36)	12.26	14.40	690,959	—	.42	2.46	3
(.28)	11.05	9.10	518,148	—	.37	2.28	1
(.23)	10.39	9.82	426,147	—	.34	2.23	6

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	151

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Growth Strategy Fund
Class A
October 31, 2008	13.76	.52	(5.29)	(4.77)	(.55)	(.47)	—
October 31, 2007	12.47	.34	1.61	1.95	(.37)	(.29)	—
October 31, 2006	10.90	.17	1.65	1.82	(.19)	(.06)	—
October 31, 2005	9.95	.15	.98	1.13	(.18)	—	—
October 31, 2004	9.12	.11	.87	.98	(.15)	—	—
Class C
October 31, 2008	13.67	.44	(5.26)	(4.82)	(.46)	(.47)	—
October 31, 2007	12.39	.25	1.59	1.84	(.27)	(.29)	—
October 31, 2006	10.84	.09	1.62	1.71	(.10)	(.06)	—
October 31, 2005	9.89	.09	.96	1.05	(.10)	—	—
October 31, 2004	9.09	.06	.84	.90	(.10)	—	—
Class E
October 31, 2008	13.78	.54	(5.32)	(4.78)	(.55)	(.47)	—
October 31, 2007	12.49	.36	1.59	1.95	(.37)	(.29)	—
October 31, 2006	10.91	.19	1.64	1.83	(.19)	(.06)	—
October 31, 2005	9.96	.17	.96	1.13	(.18)	—	—
October 31, 2004	9.13	.15	.82	.97	(.14)	—	—
Class R1
October 31, 2008	13.85	.50	(5.28)	(4.78)	(.58)	(.47)	—
October 31, 2007	12.55	.21	1.79	2.00	(.41)	(.29)	—
October 31, 2006(7)	11.76	.08	.84	.92	(.13)	—	—
Class R2
October 31, 2008	13.79	.40	(5.19)	(4.79)	(.55)	(.47)	—
October 31, 2007	12.48	.34	1.62	1.96	(.36)	(.29)	—
October 31, 2006(4)	11.86	.09	.64	.73	(.11)	—	—
Class R3(5)
October 31, 2008	13.81	.52	(5.34)	(4.82)	(.52)	(.47)	—
October 31, 2007	12.51	.33	1.60	1.93	(.34)	(.29)	—
October 31, 2006	10.93	.15	1.65	1.80	(.16)	(.06)	—
October 31, 2005	9.97	.14	.97	1.11	(.15)	—	—
October 31, 2004	9.15	.11	.84	.95	(.13)	—	—
Class S
October 31, 2008	13.85	.58	(5.36)	(4.78)	(.58)	(.47)	—
October 31, 2007	12.55	.40	1.60	2.00	(.41)	(.29)	—
October 31, 2006	10.97	.22	1.64	1.86	(.22)	(.06)	—
October 31, 2005	10.00	.20	.98	1.18	(.21)	—	—
October 31, 2004	9.16	.16	.84	1.00	(.16)	—	—

See accompanying notes which are an integral part of the financial statements.

152	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(1.02)	7.97	(36.98)	728,441.28		.69	4.66	12
(.66)	13.76	16.26	1,055,684.25		.68	2.62	16
(.25)	12.47	16.87	680,892.25		.67	1.49	2
(.18)	10.90	11.44	365,024.25		.64	1.43	1
(.15)	9.95	10.76	154,884.25		.63	1.11	2

(.93)	7.92	(37.44)	742,998	1.02	1.44	3.91	12
(.56)	13.67	15.39	1,176,448	1.00	1.43	1.93	16
(.16)	12.39	15.95	856,552	1.00	1.42	.77	2
(.10)	10.84	10.70	572,129	1.00	1.39	.82	1
(.10)	9.89	9.90	381,245	1.00	1.38	.67	2

(1.02)	7.98	(37.01)	372,580.27		.69	4.80	12
(.66)	13.78	16.23	632,163.25		.68	2.81	16
(.25)	12.49	16.93	503,741.25		.67	1.58	2
(.18)	10.91	11.40	394,842.25		.64	1.63	1
(.14)	9.96	10.72	307,304.25		.63	1.54	2

(1.05)	8.02	(36.86)	14,138.03		.44	4.46	12
(.70)	13.85	16.53	15,576	—	.43	1.62	16
(.13)	12.55	7.41	1,857	—	.43	.62	2

(1.02)	7.98	(37.04)	21,959.28		.69	3.62	12
(.65)	13.79	16.30	16,800.25		.68	2.61	16
(.11)	12.48	6.23	10,647.25		.68	.71	2

(.99)	8.00	(37.17)	577,865.52		.94	4.57	12
(.63)	13.81	15.97	992,589.50		.93	2.55	16
(.22)	12.51	16.62	822,822.50		.92	1.32	2
(.15)	10.93	11.22	616,939.50		.89	1.35	1
(.13)	9.97	10.41	452,502.50		.88	1.14	2

(1.05)	8.02	(36.86)	279,570.02		.44	5.08	12
(.70)	13.85	16.53	500,465	—	.43	3.08	16
(.28)	12.55	17.12	420,671	—	.42	1.83	2
(.21)	10.97	11.83	308,795	—	.39	1.88	1
(.16)	10.00	10.99	247,011	—	.38	1.70	2

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	153

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Equity Growth Strategy Fund
Class A
October 31, 2008	14.27	.53	(6.27)	(5.74)	(.54)	(.53)	—
October 31, 2007	12.55	.28	2.08	2.36	(.32)	(.32)	—
October 31, 2006	10.63	.10	2.00	2.10	(.10)	(.08)	—
October 31, 2005	9.42	.10	1.22	1.32	(.11)	—	—
October 31, 2004	8.50	.06	.95	1.01	(.09)	—	—
Class C
October 31, 2008	13.54	.38	(5.88)	(5.50)	(.48)	(.53)	—
October 31, 2007	12.00	.17	1.97	2.14	(.28)	(.32)	—
October 31, 2006	10.20	.01	1.93	1.94	(.06)	(.08)	—
October 31, 2005	9.07	.03	1.17	1.20	(.07)	—	—
October 31, 2004	8.23	.01	.89	.90	(.06)	—	—
Class E
October 31, 2008	14.02	.51	(6.14)	(5.63)	(.54)	(.53)	—
October 31, 2007	12.35	.32	1.99	2.31	(.32)	(.32)	—
October 31, 2006	10.46	.11	1.96	2.07	(.10)	(.08)	—
October 31, 2005	9.27	.11	1.19	1.30	(.11)	—	—
October 31, 2004	8.37	.08	.91	.99	(.09)	—	—
Class R1
October 31, 2008	14.23	.54	(6.24)	(5.70)	(.57)	(.53)	—
October 31, 2007	12.51	.15	2.22	2.37	(.33)	(.32)	—
October 31, 2006(7)	11.57	.04	.95	.99	(.05)	—	—
Class R2
October 31, 2008	14.03	.39	(6.03)	(5.64)	(.54)	(.53)	—
October 31, 2007	12.35	.31	1.99	2.30	(.30)	(.32)	—
October 31, 2006(4)	11.60	.03	.76	.79	(.04)	—	—
Class R3(5)
October 31, 2008	13.98	.49	(6.12)	(5.63)	(.52)	(.53)	—
October 31, 2007	12.33	.27	2.00	2.27	(.30)	(.32)	—
October 31, 2006	10.46	.08	1.95	2.03	(.08)	(.08)	—
October 31, 2005	9.27	.09	1.19	1.28	(.09)	—	—
October 31, 2004	8.38	.06	.91	.97	(.08)	—	—
Class S
October 31, 2008	14.23	.52	(6.22)	(5.70)	(.57)	(.53)	—
October 31, 2007	12.51	.35	2.02	2.37	(.33)	(.32)	—
October 31, 2006	10.59	.14	1.99	2.13	(.13)	(.08)	—
October 31, 2005	9.37	.15	1.20	1.35	(.13)	—	—
October 31, 2004	8.45	.11	.91	1.02	(.10)	—	—

See accompanying notes which are an integral part of the financial statements.

154	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(1.07)	7.46	(42.93)	238,694.27		.70	4.71	9
(.64)	14.27	19.54	391,792.25		.68	2.12	18
(.18)	12.55	19.99	211,813.25		.68	.85	3
(.11)	10.63	14.09	94,182.25		.66	.95	3
(.09)	9.42	11.92	43,148.25		.65	.69	12

(1.01)	7.03	(43.44)	372,623	1.02	1.45	3.55	9
(.60)	13.54	18.51	654,858	1.00	1.43	1.39	18
(.14)	12.00	19.16	438,483	1.00	1.43	.07	3
(.07)	10.20	13.29	284,152	1.00	1.41	.31	3
(.06)	9.07	10.94	192,211	1.00	1.40	.13	12

(1.07)	7.32	(42.95)	172,463.27		.70	4.63	9
(.64)	14.02	19.44	317,412.25		.68	2.45	18
(.18)	12.35	20.02	241,818.25		.68	.99	3
(.11)	10.46	14.08	192,258.25		.66	1.13	3
(.09)	9.27	11.83	152,589.25		.65	.89	12

(1.10)	7.43	(42.83)	6,152.02		.45	5.00	9
(.65)	14.23	19.74	10,544	—	.43	1.18	18
(.05)	12.51	8.32	1,391	—	.44	.28	3

(1.07)	7.32	(42.99)	23,180.27		.71	3.56	9
(.62)	14.03	19.40	25,130.25		.68	2.42	18
(.04)	12.35	6.82	19,094.25		.69	.26	3

(1.05)	7.30	(43.12)	287,938.52		.95	4.46	9
(.62)	13.98	19.16	553,383.50		.93	2.12	18
(.16)	12.33	19.61	432,147.50		.93	.68	3
(.09)	10.46	13.88	308,388.50		.91	.85	3
(.08)	9.27	11.59	225,187.50		.90	.64	12

(1.10)	7.43	(42.87)	221,509.02		.45	4.65	9
(.65)	14.23	19.74	319,798	—	.43	2.63	18
(.21)	12.51	20.34	228,432	—	.43	1.17	3
(.13)	10.59	14.47	133,943	—	.41	1.42	3
(.10)	9.37	12.09	111,266	—	.40	1.21	12

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	155

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2010 Strategy Fund
Class A
October 31, 2008	11.45	.51	(2.96)	(2.45)	(.47)	(.08)	(.02)
October 31, 2007	10.88	.40	.68	1.08	(.38)	(.13)	—
October 31, 2006	10.06	.27	.83	1.10	(.28)	—	—
October 31, 2005(2)	10.21	.04	(.11)	(.07)	(.08)	—	—
Class E
October 31, 2008	11.46	.46	(2.90)	(2.44)	(.48)	(.08)	(.02)
October 31, 2007	10.90	.35	.72	1.07	(.38)	(.13)	—
October 31, 2006	10.07	.27	.83	1.10	(.27)	—	—
October 31, 2005(1)	10.00	.12	.07	.19	(.12)	—	—
Class R1
October 31, 2008	11.47	.48	(2.90)	(2.42)	(.50)	(.08)	(.02)
October 31, 2007	10.90	.35	.76	1.11	(.41)	(.13)	—
October 31, 2006(9)	10.45	.13	.53	.66	(.21)	—	—
Class R2
October 31, 2008	11.46	.30	(2.74)	(2.44)	(.48)	(.08)	(.02)
October 31, 2007(12)	10.91	.31	.76	1.07	(.39)	(.13)	—
Class R3(5)
October 31, 2008	11.45	.50	(2.96)	(2.46)	(.46)	(.08)	(.01)
October 31, 2007	10.89	.31	.74	1.05	(.36)	(.13)	—
October 31, 2006	10.07	.23	.84	1.07	(.25)	—	—
October 31, 2005(1)	10.00	.10	.08	.18	(.11)	—	—
Class S
October 31, 2008	11.47	.39	(2.81)	(2.42)	(.50)	(.08)	(.02)
October 31, 2007	10.91	.45	.65	1.10	(.41)	(.13)	—
October 31, 2006	10.08	.29	.84	1.13	(.30)	—	—
October 31, 2005(1)	10.00	.15	.07	.22	(.14)	—	—
2015 Strategy Fund
Class R1
October 31, 2008(15)	10.00	.18	(2.20)	(2.02)	(.16)	—	(.02)
Class R2
October 31, 2008(15)	10.00	.16	(2.19)	(2.03)	(.15)	—	(.02)
Class R3
October 31, 2008(15)	10.00	.14	(2.19)	(2.05)	(.13)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

156	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	(%) Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.57)	8.43	(22.28)	1,028.25		.93	4.85	108
(.51)	11.45	10.22	1,957.25		1.36	3.61	93
(.28)	10.88	11.02	1,723.25		3.41	2.53	71
(.08)	10.06	(1.01)	990.25		4.84	.37	1

(.58)	8.44	(22.24)	5,375.25		.93	4.46	108
(.51)	11.46	10.12	4,797.25		1.36	3.14	93
(.27)	10.90	11.08	1,485.25		2.90	2.54	71
(.12)	10.07	1.96	1,020.25		5.32	1.25	1

(.60)	8.45	(22.02)	6,866	—	.68	4.64	108
(.54)	11.47	10.49	5,138	—	1.11	3.27	93
(.21)	10.90	5.69	150	—	3.35	1.11	71

(.58)	8.44	(22.21)	6,670.25		.92	2.92	108
(.52)	11.46	10.10	691.25		1.36	2.62	93

(.55)	8.44	(22.37)	14,347.50		1.18	4.86	108
(.49)	11.45	9.91	17,600.50		1.61	2.78	93
(.25)	10.89	10.73	4,028.50		3.15	2.27	71
(.11)	10.07	1.79	1,768.50		5.56	1.06	1

(.60)	8.45	(22.02)	7,315	—	.67	3.75	108
(.54)	11.47	10.38	2,575	—	1.11	3.93	93
(.30)	10.91	11.35	1,360	—	2.69	2.73	71
(.14)	10.08	2.25	1,023	—	5.07	1.45	1

(.18)	7.80	(20.60)	153	—	13.08	1.85	13

(.17)	7.80	(20.68)	274.25		10.64	1.75	13

(.15)	7.80	(20.81)	300.50		10.45	1.56	13

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	157

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2020 Strategy Fund
Class A
October 31, 2008	12.42	.50	(4.07)	(3.57)	(.48)	(.14)	(.03)
October 31, 2007	11.24	.34	1.19	1.53	(.32)	(.03)	—
October 31, 2006	10.14	.23	1.11	1.34	(.24)	—	—
October 31, 2005(2)	10.29	.03	(.11)	(.08)	(.07)	—	—
Class E
October 31, 2008	12.42	.48	(4.06)	(3.58)	(.48)	(.14)	(.03)
October 31, 2007	11.25	.29	1.23	1.52	(.32)	(.03)	—
October 31, 2006	10.14	.22	1.13	1.35	(.24)	—	—
October 31, 2005(1)	10.00	.11	.14	.25	(.11)	—	—
Class R1
October 31, 2008	12.42	.49	(4.03)	(3.54)	(.51)	(.14)	(.03)
October 31, 2007	11.25	.24	1.31	1.55	(.35)	(.03)	—
October 31, 2006(9)	10.62	.09	.70	.79	(.16)	—	—
Class R2
October 31, 2008	12.41	.27	(3.84)	(3.57)	(.49)	(.14)	(.03)
October 31, 2007	11.24	.27	1.25	1.52	(.32)	(.03)	—
October 31, 2006(10)	10.82	.02	.50	.52	(.10)	—	—
Class R3(5)
October 31, 2008	12.39	.51	(4.10)	(3.59)	(.47)	(.14)	(.02)
October 31, 2007	11.23	.28	1.21	1.49	(.30)	(.03)	—
October 31, 2006	10.13	.18	1.14	1.32	(.22)	—	—
October 31, 2005(1)	10.00	.08	.14	.22	(.09)	—	—
Class S
October 31, 2008	12.42	.45	(4.00)	(3.55)	(.51)	(.14)	(.03)
October 31, 2007	11.24	.42	1.14	1.56	(.35)	(.03)	—
October 31, 2006	10.14	.22	1.14	1.36	(.26)	—	—
October 31, 2005(1)	10.00	.13	.14	.27	(.13)	—	—
2025 Strategy Fund
Class R1
October 31, 2008(15)	10.00	.10	(2.77)	(2.67)	(.10)	—	(.02)
Class R2
October 31, 2008(15)	10.00	.12	(2.82)	(2.70)	(.08)	—	(.02)
Class R3
October 31, 2008(15)	10.00	.09	(2.80)	(2.71)	(.07)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

158	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.65)	8.20	(29.99)	1,391.25		.74	4.63	103
(.35)	12.42	13.83	2,016.25		.86	2.93	44
(.24)	11.24	13.33	2,165.25		2.38	2.12	47
(.07)	10.14	(1.02)	990.25		4.74	.30	7

(.65)	8.19	(30.07)	7,207.25		.74	4.46	103
(.35)	12.42	13.79	9,498.25		.86	2.44	44
(.24)	11.25	13.42	2,118.25		1.95	2.12	47
(.11)	10.14	2.52	1,025.25		5.13	1.11	7

(.68)	8.20	(29.80)	17,283	—	.49	4.53	103
(.38)	12.42	14.05	19,194	—	.61	2.02	44
(.16)	11.25	6.98	702	—	1.77	.80	47

(.66)	8.18	(30.07)	18,247.25		.74	2.58	103
(.35)	12.41	13.81	4,135.25		.86	2.20	44
(.10)	11.24	4.34	641.25		1.62	.27	47

(.63)	8.17	(30.24)	35,919.50		.99	4.80	103
(.33)	12.39	13.50	44,038.50		1.11	2.33	44
(.22)	11.23	13.14	9,355.50		2.12	1.70	47
(.09)	10.13	2.23	1,545.50		5.38	.89	7

(.68)	8.19	(29.88)	12,960	—	.49	4.26	103
(.38)	12.42	14.16	10,021	—	.61	3.49	44
(.26)	11.24	13.59	5,953	—	1.63	2.15	47
(.13)	10.14	2.71	1,027	—	4.88	1.31	7

(.12)	7.21	(27.03)	226	—	6.19	1.04	113

(.10)	7.20	(27.25)	73.25		8.56	1.31	113

(.09)	7.20	(27.32)	325.50		7.71	.99	113

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	159

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2030 Strategy Fund
Class A
October 31, 2008	13.23	.50	(5.59)	(5.09)	(.46)	(.19)	(.04)
October 31, 2007	11.53	.31	1.77	2.08	(.31)	(.07)	—
October 31, 2006	10.19	.21	1.34	1.55	(.21)	—	—
October 31, 2005(2)	10.33	.03	(.11)	(.08)	(.06)	—	—
Class E
October 31, 2008	13.23	.46	(5.54)	(5.08)	(.46)	(.19)	(.04)
October 31, 2007	11.54	.23	1.85	2.08	(.32)	(.07)	—
October 31, 2006	10.20	.18	1.37	1.55	(.21)	—	—
October 31, 2005(1)	10.00	.10	.19	.29	(.09)	—	—
Class R1
October 31, 2008	13.24	.44	(5.50)	(5.06)	(.48)	(.19)	(.05)
October 31, 2007	11.54	.14	1.98	2.12	(.35)	(.07)	—
October 31, 2006(9)	10.75	.07	.86	.93	(.14)	—	—
Class R2
October 31, 2008	13.22	.16	(5.24)	(5.08)	(.46)	(.19)	(.04)
October 31, 2007	11.53	.16	1.92	2.08	(.32)	(.07)	—
October 31, 2006(10)	10.98	.02	.62	.64	(.09)	—	—
Class R3(5)
October 31, 2008	13.22	.48	(5.59)	(5.11)	(.44)	(.19)	(.03)
October 31, 2007	11.54	.17	1.87	2.04	(.29)	(.07)	—
October 31, 2006	10.19	.16	1.38	1.54	(.19)	—	—
October 31, 2005(1)	10.00	.07	.20	.27	(.08)	—	—
Class S
October 31, 2008	13.24	.39	(5.45)	(5.06)	(.48)	(.19)	(.05)
October 31, 2007	11.55	.29	1.82	2.11	(.35)	(.07)	—
October 31, 2006	10.20	.23	1.35	1.58	(.23)	—	—
October 31, 2005(1)	10.00	.12	.19	.31	(.11)	—	—
2035 Strategy Fund
Class R1
October 31, 2008(15)	10.00	.07	(3.11)	(3.04)	(.07)	—	(.03)
Class R2
October 31, 2008(15)	10.00	.08	(3.13)	(3.05)	(.06)	—	(.02)
Class R3
October 31, 2008(15)	10.00	.06	(3.12)	(3.06)	(.05)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

160	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.69)	7.45	(40.22)	2,069.25		.77	4.66	86
(.38)	13.23	18.51	3,739.25		.98	2.51	31
(.21)	11.53	15.38	2,854.25		2.38	1.93	104
(.06)	10.19	(1.01)	990.25		4.86	.25	1

(.69)	7.46	(40.14)	7,847.25		.77	4.25	86
(.39)	13.23	18.42	10,490.25		.98	1.88	31
(.21)	11.54	15.35	4,616.25		2.15	1.72	104
(.09)	10.20	2.96	1,029.25		5.37	.95	1

(.72)	7.46	(40.03)	10,413	—	.52	4.14	86
(.42)	13.24	18.80	8,582	—	.73	1.21	31
(.14)	11.54	8.22	347	—	2.07	.65	104

(.69)	7.45	(40.15)	14,938.25		.77	1.56	86
(.39)	13.22	18.46	3,359.25		.98	1.26	31
(.09)	11.53	5.40	633.25		1.79	.18	104

(.66)	7.45	(40.33)	26,547.50		1.02	4.49	86
(.36)	13.22	18.08	29,200.50		1.23	1.39	31
(.19)	11.54	15.22	8,249.50		2.33	1.42	104
(.08)	10.19	2.69	1,452.50		5.62	.75	1

(.72)	7.46	(40.02)	10,494	—	.52	3.66	86
(.42)	13.24	18.70	7,923	—	.73	2.32	31
(.23)	11.55	15.70	2,513	—	1.85	2.13	104
(.11)	10.20	3.15	1,031	—	5.12	1.16	1

(.10)	6.86	(30.73)	428	—	6.44	.70	90

(.08)	6.87	(30.84)	73.25		8.66	.86	90

(.07)	6.87	(30.93)	124.50		8.56	.69	90

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	161

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2040 Strategy Fund
Class A
October 31, 2008	13.44	.40	(5.66)	(5.26)	(.25)	(.18)	(.26)
October 31, 2007	11.71	.31	1.86	2.17	(.31)	(.13)	—
October 31, 2006	10.23	.19	1.48	1.67	(.19)	—	—
October 31, 2005(2)	10.36	.02	(.12)	(.10)	(.03)	—	—
Class E
October 31, 2008	13.46	.28	(5.55)	(5.27)	(.25)	(.18)	(.26)
October 31, 2007	11.72	.24	1.94	2.18	(.31)	(.13)	—
October 31, 2006	10.24	.17	1.50	1.67	(.19)	—	—
October 31, 2005(1)	10.00	.08	.24	.32	(.08)	—	—
Class R1
October 31, 2008	13.46	.19	(5.43)	(5.24)	(.26)	(.18)	(.28)
October 31, 2007	11.73	.12	2.08	2.20	(.34)	(.13)	—
October 31, 2006(9)	10.89	.06	.90	.96	(.12)	—	—
Class R2
October 31, 2008	13.46	(.04)	(5.23)	(5.27)	(.25)	(.18)	(.27)
October 31, 2007	11.71	.28	1.90	2.18	(.30)	(.13)	—
October 31, 2006(3)	11.14	.09	.59	.68	(.11)	—	—
Class R3(5)
October 31, 2008	13.43	.33	(5.61)	(5.28)	(.24)	(.18)	(.25)
October 31, 2007	11.71	.12	2.02	2.14	(.29)	(.13)	—
October 31, 2006	10.24	.14	1.50	1.64	(.17)	—	—
October 31, 2005(1)	10.00	.06	.24	.30	(.06)	—	—
Class S
October 31, 2008	13.46	.21	(5.45)	(5.24)	(.26)	(.18)	(.28)
October 31, 2007	11.73	.26	1.94	2.20	(.34)	(.13)	—
October 31, 2006	10.24	.22	1.49	1.71	(.22)	—	—
October 31, 2005(1)	10.00	.10	.24	.34	(.10)	—	—
2045 Strategy Fund
Class R1
October 31, 2008(15)	10.00	.07	(3.10)	(3.03)	(.06)	—	(.04)
Class R2
October 31, 2008(15)	10.00	.07	(3.11)	(3.04)	(.06)	—	(.03)
Class R3
October 31, 2008(15)	10.00	.06	(3.12)	(3.06)	(.04)	—	(.03)

See accompanying notes which are an integral part of the financial statements.

162	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.69)	7.49	(40.84)	944.25		.84	3.64	96
(.44)	13.44	19.04	2,363.25		1.14	2.49	22
(.19)	11.71	16.49	1,886.25		2.64	1.72	88
(.03)	10.23	(.95)	991.25		4.81	.21	2

(.69)	7.50	(40.85)	4,523.25		.85	2.59	96
(.44)	13.46	19.12	6,353.25		1.14	1.96	22
(.19)	11.72	16.48	3,096.25		2.30	1.55	88
(.08)	10.24	3.20	1,032.25		5.26	.78	2

(.72)	7.50	(40.69)	4,824	—	.60	1.80	96
(.47)	13.46	19.31	2,935	—	.89	.99	22
(.12)	11.73	8.47	93	—	2.27	.56	88

(.70)	7.49	(40.91)	9,936.25		.85	(.42)	96
(.43)	13.46	19.11	2,061.25		1.14	2.28	22
(.11)	11.71	6.11	1,256.25		2.16	.86	88

(.67)	7.48	(41.02)	22,913.50		1.10	3.09	96
(.42)	13.43	18.75	29,700.50		1.39	.96	22
(.17)	11.71	16.11	5,506.50		2.48	1.25	88
(.06)	10.24	3.03	1,701.50		5.52	.59	2

(.72)	7.50	(40.69)	7,249	—	.61	2.00	96
(.47)	13.46	19.30	4,410	—	.89	2.07	22
(.22)	11.73	16.84	1,666	—	1.97	2.00	88
(.10)	10.24	3.39	1,035	—	5.02	.99	2

(.10)	6.87	(30.60)	660	—	6.27	.72	34

(.09)	6.87	(30.71)	70.25		8.21	.74	34

(.07)	6.87	(30.82)	72.50		8.43	.60	34

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	163

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2050 Strategy Fund
Class R1
October 31, 2008(15)	10.00	.09	(2.99)	(2.90)	(.08)	—	(.04)
Class R2
October 31, 2008(15)	10.00	.07	(2.98)	(2.91)	(.08)	—	(.03)
Class R3
October 31, 2008(15)	10.00	.06	(2.98)	(2.92)	(.06)	—	(.03)
In Retirement Fund
Class R1
October 31, 2008(15)	10.00	.25	(1.87)	(1.62)	(.25)	—	(.01)
Class R2
October 31, 2008(15)	10.00	.23	(1.86)	(1.63)	(.24)	—	(.01)
Class R3
October 31, 2008(15)	10.00	.22	(1.87)	(1.65)	(.22)	—	(.01)
2017 Retirement Distribution Fund — A Shares
October 31, 2008(14)	10.00	.17	(3.09)	(2.92)	—	—
2017 Accelerated Distribution Fund — A Shares
October 31, 2008(14)	10.00	.57	(1.75)	(1.18)	—	—
2027 Extended Distribution Fund — A Shares
October 31, 2008(14)	10.00	.49	(2.15)	(1.66)	—	—
2017 Retirement Distribution Fund — S Shares
October 31, 2008(14)	10.00	.12	(2.88)	(2.76)	—	—
2017 Accelerated Distribution Fund — S Shares
October 31, 2008(14)	10.00	.58	(1.78)	(1.20)	—	—
2027 Extended Distribution Fund — S Shares
October 31, 2008(14)	10.00	.56	(1.75)	(1.19)	—	—

See accompanying notes which are an integral part of the financial statements.

164	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.12)	6.98	(29.54)	71	—	21.57	.90	6

(.11)	6.98	(29.65)	71.25		21.83	.76	6

(.09)	6.99	(29.77)	71.50		22.08	.61	6

(.26)	8.12	(16.82)	84	—	20.48	2.58	11

(.25)	8.12	(16.95)	83.25		20.73	2.43	11

(.23)	8.12	(17.08)	85.50		20.94	2.28	11

—	7.08	(35.05)	735.29		15.46	1.85	188

—	8.82	(17.76)	1,145.30		13.26	5.99	192

—	8.34	(23.05)	924.29		9.72	5.14	114

—	7.24	(35.23)	927.05		14.96	1.34	217

—	8.80	(16.91)	1,056.04		7.93	5.98	67

—	8.81	(18.69)	1,315.04		7.05	5.78	328

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	165

Russell Investment Company

LifePoints® Funds

Notes to Financial Highlights

(1)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(2)	For the period September 1, 2005 (commencement of operations) to October 31, 2005.
(3)	For the period March 17, 2006 (commencement of operations) to October 31, 2006.
(4)	For the period March 29, 2006 (commencement of operations) to October 31, 2006.
(5)	Class D Shares were redesignated Class R3 Shares on March 1, 2006.
(6)	For the period April 3, 2006 (commencement of operations) to October 31, 2006.
(7)	For the period May 19, 2006 (commencement of operations) to October 31, 2006.
(8)	For the period June 6, 2006 (commencement of operations) to October 31, 2006.
(9)	For the period June 7, 2006 (commencement of operations) to October 31, 2006.
(10)	For the period September 8, 2006 (commencement of operations) to October 31, 2006.
(11)	For the period October 3, 2006 (commencement of operations) to October 31, 2006.
(12)	For the period November 10, 2006 (commencement of operations) to October 31, 2007.
(13)	For the period December 29, 2006 (commencement of operations) to October 31, 2007.
(14)	For the period December 31, 2007 (commencement of operations) to October 31, 2008.
(15)	For the period March 31, 2008 (commencement of operations) to October 31, 2008.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Total return for Class A does not reflect a front end sales charge.
(f)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invest.
(g)	May reflect amounts waived and/or reimbursed by RIMCo and/or RFSC.

See accompanying notes which are an integral part of the financial statements.

166	Notes to Financial Highlights

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements — October 31, 2008

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 38 different investment portfolios referred to as Funds. These financial statements report on 21 of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a second amended and restated master trust agreement dated October 1, 2008. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Through December 31, 2007, Russell Investment Management Company (“RIMCo”) was the adviser, administer and transfer agent of the Funds, providing advisory, administrative and transfer agency services to the Funds. Effective January 1, 2008, RIMCo is the Funds’ adviser and Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. There was no change in the services provided to the Funds or, in aggregate, fees paid by the Funds for advisory, administrative and transfer agency services.

Target Portfolio Funds

The Funds seek to achieve their objective by investing in the Class Y Shares of the Investment Company’s Funds (the “Underlying Funds”) as set forth in the table below. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. From time to time, each Fund may adjust its investments within set limits based on RIMCo’s outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. Additionally, each Fund may deviate from set limits when, in RIMCo’s opinion, it is necessary to do so to pursue the Fund’s investment objective. In the future, the Funds may also invest in other funds which are not currently Underlying Funds.

	Asset Allocation Targets as of October 1, 2008
Asset Class/Underlying Funds	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
			`
Bonds
Russell Short Duration Bond Fund	20%	—%	—%	—%	—%
Russell Strategic Bond Fund	60	60	40	20	—
Domestic Equities
Russell Real Estate Securities Fund	3	3	5	6	7
Russell U.S. Core Equity Fund	6	10	15	21	26
Russell U.S. Quantitative Equity Fund	5	10	15	20	25
Russell U.S. Small & Mid Cap Fund	—	3	4	6	7
International Equities
Russell Emerging Markets Fund	—	2	3	4	5
Russell Global Equity Fund	2	3	4	6	7
Russell International Developed Markets Fund	4	9	14	17	23

	100%	100%	100%	100%	100%

Target Date Funds

Each of the Funds listed in the table below seeks to achieve its objective by investing in the Class Y Shares of Underlying Funds. The allocation of these Funds’ assets to the Underlying Funds in which they invest will become more conservative over time. Currently, RIMCo will manage each Fund according to its target asset allocation strategy and will not trade actively among Underlying Funds or attempt to capture short-term market opportunities. However, from time to time, RIMCo expects to modify

Notes to Financial Statements	167

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

the target asset allocation for the Funds and/or the Underlying Funds in which the Funds invest. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

	Asset Allocation Targets as of October 1, 2008
Assets Class/Underlying Funds	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund

Bonds
Russell Short Duration Bond Fund	4%	—%	—%	—%	—%
Russell Strategic Bond Fund	60	54	42	26	10
Domestic Equities
Russell Real Estate Securities Fund	3	4	5	6	6
Russell U.S. Core Equity Fund	9	12	15	19	23
Russell U.S. Quantitative Equity Fund	9	12	14	19	23
Russell U.S. Small & Mid Cap Fund	2	3	4	5	6
International Equities
Russell Emerging Markets Fund	2	2	3	4	5
Russell Global Equity Fund	3	3	4	5	7
Russell International Developed Markets Fund	8	10	13	16	20

	100%	100%	100%	100%	100%

	Asset Allocation Targets as of October 1, 2008
Asset Class/Underlying Funds	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund

Bonds
Russell Short Duration Bond Fund	—%	—%	—%	—%	8%
Russell Strategic Bond Fund	10	10	10	10	60
Domestic Equities
Russell Real Estate Securities Fund	6	6	6	6	3
Russell U.S. Core Equity Fund	23	23	23	23	8
Russell U.S. Quantitative Equity Fund	23	23	23	23	8
Russell U.S. Small & Mid Cap Fund	6	6	6	6	2
International Equities
Russell Emerging Markets Fund	5	5	5	5	1
Russell Global Equity Fund	7	7	7	7	3
Russell International Developed Markets Fund	20	20	20	20	7

	100%	100%	100%	100%	100%

Target Distribution Funds

Target Distribution Funds include the 2017 Retirement Distribution Fund — A Shares, 2017 Accelerated Distribution Fund — A Shares, 2027 Extended Distribution Fund — A Shares, 2017 Retirement Distribution Fund — S Shares, 2017 Accelerated Distribution Fund — S Shares and 2027 Extended Distribution Fund — S Shares Funds. Each Fund seeks to achieve its objective primarily by investing in the Underlying Funds using a dynamic asset allocation investment strategy. The Underlying Funds currently include the Russell Short Duration Bond, Russell Strategic Bond, Russell Real Estate Securities, Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Small & Mid Cap, Russell Emerging Markets, Russell Global Equity, Russell International Developed Markets and Russell Money Market Funds. The Underlying Funds are designed to provide the foundation for a diversified portfolio. Each major asset class (U.S. equity, non-U.S. equity, fixed income, real estate and cash) is represented by an Underlying Fund. The Underlying Funds to which the Funds allocate their assets and the percentage allocations will change over time and a Fund may not always invest in all the Underlying Funds. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

168	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

The Underlying Funds value portfolio securities according to Board-approved securities valuation procedures, and pricing services which include market value procedures, fair value procedures and a description of the pricing services used by the Fund. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. From November 1, 2007 to December 31, 2007, the Board delegated responsibility for administration of securities valuation procedures to RIMCo. Effective January 1, 2008, the Board has delegated the responsibility for administration of the securities valuation procedures to RFSC.

Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Generally, Underlying Fund securities are valued at the close of the market on which they are traded as follows:

•	U.S. listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price.

•	U.S. over-the-counter equities: Official closing price; last bid price if no closing price.

•	Listed ADRs/GDRs: Last sale price; last bid price if no last sale price.

•	Municipal bonds, U.S. bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price.

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

The value of swap agreements is equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security’s fair value, as determined in accordance with the fair value procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Funds’ Board of Trustees believes reflects fair value. The fair value procedures may involve subjective judgments as to the fair value of securities. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Underlying Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign

Notes to Financial Statements	169

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management plans to adopt SFAS 157 November 1, 2008.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109” (“FIN 48”), adopted by the Funds on November 1, 2007, management has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. At October 31, 2008, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files a U.S. tax return. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending October 31, 2005 through October 31, 2007, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax

170	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008 regulations and GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals, and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Reverse Share Split

By written consent effective as of March 26, 2008, the Board of Trustees of Russell Investment Company approved, on behalf of the 2017 Retirement Distribution Fund — A Shares, 2017 Accelerated Distribution Fund — A Shares, 2027 Extended Distribution Fund — A Shares, 2017 Retirement Distribution Fund — S Shares, 2017 Accelerated Distribution Fund — S Shares, and 2027 Extended Distribution Fund — S Shares (the “Target Distribution Funds”), a reverse share split for each of the Target Distribution Funds. The effective date of the reverse share split was March 27, 2008.

A reverse share split is a combination of a fund’s shares according to a conversion ratio in order to reduce the total number of outstanding shares of the fund. A reverse share split does not alter the rights or value of a shareholder’s interest in a fund.

The conversion ratio of each reverse share split was as follows:

2017 Retirement Distribution Fund — A Shares 10 : 9.173138

2017 Accelerated Distribution Fund — A Shares 10 : 9.324813

2027 Extended Distribution Fund — A Shares 10 : 9.215562

2017 Retirement Distribution Fund — S Shares 10 : 8.933155

2017 Accelerated Distribution Fund — S Shares 10 : 9.431073

2027 Extended Distribution Fund — S Shares 10 : 9.229232

As a result of the reverse share split, the par value of the shares of each of the Target Distribution Funds has been adjusted in accordance with the conversion ratio.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary.

Class Allocation

Each of the Funds presented herein offer certain of the following classes of shares: Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Notes to Financial Statements	171

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Notes to Financial Statements, continued — October 31, 2008

3.	Investment Transactions

Securities

During the period ended October 31, 2008, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

	Purchases	Sales

Conservative Strategy Fund	$483,114,892	$418,816,540
Moderate Strategy Fund	1,046,312,823	1,006,913,571
Balanced Strategy Fund	1,371,197,869	977,634,689
Growth Strategy Fund	899,088,449	479,957,393
Equity Growth Strategy Fund	465,115,383	182,975,265
2010 Strategy Fund	67,031,414	44,668,892
2015 Strategy Fund	980,893	79,818
2020 Strategy Fund	151,807,666	103,294,493
2025 Strategy Fund	2,112,945	1,200,728
2030 Strategy Fund	126,851,756	69,072,069
2035 Strategy Fund	1,861,416	908,086
2040 Strategy Fund	92,048,787	54,462,198
2045 Strategy Fund	1,534,877	351,080
2050 Strategy Fund	316,053	18,069
In Retirement Fund	333,982	30,176
2017 Retirement Distribution Fund — A Shares	1,800,131	776,150
2017 Accelerated Distribution Fund — A Shares	2,229,542	914,102
2027 Extended Distribution Fund — A Shares	1,765,683	614,828
2017 Retirement Distribution Fund — S Shares	1,821,896	687,724
2017 Accelerated Distribution Fund — S Shares	1,648,759	414,432
2027 Extended Distribution Fund — S Shares	3,700,199	2,174,951

4.	Related Party Transactions, Fees and Expenses

Adviser, Administrator and Transfer and Dividend Disbursing Agent

Through December 31, 2007, RIMCo was the adviser and administrator for all of the Funds which comprise the Investment Company. Effective January 1, 2008, RIMCo advises the Funds and RFSC is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The advisory fee of 0.20% and administrative fee of 0.05% are based upon the average daily net assets of the Funds and are payable monthly totaling $26,455,629 and $6,613,908 respectively, for the period ended October 31, 2008.

Through December 31, 2007, RIMCo was the Transfer and Dividend Disbursement Agent for the Investment Company. Effective January 1, 2008, RFSC serves as the Transfer and Dividend Disbursing Agent. For this service, RIMCo was and RFSC is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo and RFSC retain a portion of this fee for their services provided to the Fund and pay the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds presented herein for the period ended October 31, 2008, were $20,135,688.

Effective October 1, 2008 transfer agent fees were charged at the class level. Prior to this date, transfer agent fees were charged at the Fund level.

Waivers and Reimbursements

Target Portfolio Funds

The Acquired Fund Fees and Expenses reflect the proportionate share of the expenses of the Underlying Funds in which the Funds invest.

172	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008

At least until February 28, 2009, the Conservative Strategy Fund’s annual direct and indirect operating expenses are capped at the greater of (a) 0.84% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

At least until February 28, 2009, the Moderate Strategy Fund’s annual direct and indirect operating expenses are capped at the greater of (a) 0.95% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

At least until February 28, 2009, the Balanced Strategy Fund’s annual direct and indirect operating expenses are capped at the greater of (a) 1.02% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

At least until February 28, 2009, the Growth Strategy Fund’s annual direct and indirect operating expenses are capped at the greater of (a) 1.09% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

At least until February 28, 2009, the Equity Growth Strategy Fund’s annual direct and indirect operating expenses are capped at the greater of (a) 1.16% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

Direct and indirect operating expenses do not include Rule 12b-1 distribution fees, shareholder servicing fees or extraordinary expenses. These caps may not be terminated during the relevant period except at the Board’s discretion.

Target Date Funds

RIMCo and RFSC, have agreed to waive and/or reimburse the Target Date Funds for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, the expenses of other investment companies in which the Target Date Funds invest which are borne indirectly by the Target Date Funds or extraordinary expenses. This waiver and/or reimbursement is effective until February 28, 2009 for the 2010 Strategy, 2020 Strategy, 2030 Strategy, 2040 Strategy Funds and until May 1, 2009 for the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds. These waivers and reimbursements may not be terminated during the relevant period except at the Board’s discretion.

Target Distribution Funds

At least until February 28, 2009, the 2017 Retirement Distribution Fund-A Shares annual direct and indirect operating expenses are capped at the greater of (a) 1.33% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

At least until February 28, 2009, the 2017 Accelerated Distribution Fund-A Shares annual direct and indirect operating expenses are capped at the greater of (a) 1.24% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

At least until February 28, 2009, the 2027 Extended Distribution Fund-A Shares annual direct and indirect operating expenses are capped at the greater of (a) 1.28% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

At least until February 28, 2009, the 2017 Retirement Distribution Fund-S Shares annual direct and indirect operating expenses are capped at the greater of (a) 1.15% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” on an annual basis.

At least until February 28, 2009, the 2017 Accelerated Distribution Fund-S Shares annual direct and indirect operating expenses are capped at the greater of (a) 0.96% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” on an annual basis.

At least until February 28, 2009, the 2027 Extended Distribution Fund-S Shares annual direct and indirect operating expenses are capped at the greater of (a) 1.00% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” on an annual basis.

Direct and indirect fund-level operating expenses do not include extraordinary expenses. These caps may not be terminated during the relevant period except at the Board’s discretion.

Notes to Financial Statements	173

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Notes to Financial Statements, continued — October 31, 2008

As of October 31, 2008, RIMCo and RFSC waived/reimbursed the following expenses:

	RIMCo Waiver	RFSC Waiver	RIMCo/RFSC Reimbursement	Total

Conservative Strategy Fund	$972,959	$468,800	$472,294	$1,914,053
Moderate Strategy Fund	2,347,186	1,139,487	881,778	4,368,451
Balanced Strategy Fund	10,902,365	7,644,305	3,497,418	22,044,088
Growth Strategy Fund	7,764,204	6,030,049	2,462,560	16,256,813
Equity Growth Strategy Fund	3,901,924	3,197,351	1,376,409	8,475,684
2010 Strategy Fund	82,884	38,345	160,246	281,475
2015 Strategy Fund	647	406	35,174	36,227
2020 Strategy Fund	200,147	91,259	200,955	492,361
2025 Strategy Fund	1,173	654	36,728	38,555
2030 Strategy Fund	161,308	73,609	185,581	420,498
2035 Strategy Fund	1,122	624	36,502	38,248
2040 Strategy Fund	113,208	51,324	174,543	339,075
2045 Strategy Fund	1,140	658	35,827	37,625
2050 Strategy Fund	336	192	35,691	36,219
In Retirement Fund	341	199	34,397	34,937
2017 Retirement Distribution Fund — A Shares	615	246	45,721	46,582
2017 Accelerated Distribution Fund — A Shares	738	271	46,765	47,774
2027 Extended Distribution Fund — A Shares	852	345	38,925	40,122
2017 Retirement Distribution Fund — S Shares	477	170	34,873	35,520
2017 Accelerated Distribution Fund — S Shares	950	389	36,116	37,455
2027 Extended Distribution Fund — S Shares	1,052	412	35,345	36,809

Distributor and Shareholder Servicing

On June 2, 2008, Russell Fund Distributors, Inc., a wholly owned subsidiary of RIMCo, changed its name to Russell Financial Services, Inc. (the “Distributor”). The Distributor serves as a distributor for RIC, pursuant to the Distribution Agreement with the Investment Company.

The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any Selling Agents, as defined in the Plan for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A, Class C and Class R3 shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A or Class R3 shares or 0.75% of the average daily net assets of a Fund’s Class C shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents’ clients who beneficially own Class C, Class E, Class R2 and Class R3 shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C, Class E, Class R2 and Class R3 shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C, Class E, Class R2 and Class R3 Shares of the Funds may not exceed 7.25%, 6.25%, 6.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each class of shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C, Class E, Class R2 and Class R3 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

174	Notes to Financial Statements

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

For the period ended October 31, 2008, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares
Conservative Strategy	$28,246
Moderate Strategy	9,309
Balanced Strategy	51,237
Growth Strategy	6,813
Equity Growth Strategy	6,977
2010 Strategy	33
2020 Strategy	—
2030 Strategy	—
2040 Strategy	—
2017 Retirement Distribution Fund	—
2017 Accelerated Distribution Fund	—
2027 Extended Distribution Fund	—

For the period ended October 31, 2008, the sales commissions paid to the selling agents for the sale of Class A shares are as follows:

Funds	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
Conservative Strategy	$372,958	$65,714
Moderate Strategy	743,612	133,470
Balanced Strategy	5,843,445	1,078,540
Growth Strategy	6,240,621	1,079,183
Equity Growth Strategy	1,907,742	322,698
2010 Strategy	415	225
2020 Strategy	10,911	1,878
2030 Strategy	8,426	1,610
2040 Strategy	6,618	980
2017 Retirement Distribution Fund	32,317	5,986
2017 Accelerated Distribution Fund	46,692	8,362
2027 Extended Distribution Fund	18,803	3,555

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended October 31, 2008 were as follows:

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund	2010 Strategy Fund

Administration fees	$18,874	$39,583	$176,125	$120,144	$57,325	$—
Distribution fees	104,971	224,557	1,166,660	773,804	359,056	3,398
Shareholder servicing fees	70,374	137,105	555,859	376,784	187,592	5,680
Transfer agent fees	67,946	142,498	634,051	432,518	206,371	—

	$262,165	$543,743	$2,532,695	$1,703,250	$810,344	$9,078

	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund	2040 Strategy Fund
Administration fees	$—	$—	$—	$—	$—	$—
Distribution fees	66	7,997	67	6,094	27	5,088
Shareholder servicing fees	125	13,116	83	10,495	42	7,972
Transfer agent fees	—	—	—	—	—	—

	$191	$21,113	$150	$16,589	$69	$13,060

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Notes to Financial Statements, continued — October 31, 2008

	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund	2017 Retirement Distribution Fund — A Shares	2017 Accelerated Distribution Fund — A Shares	2027 Extended Distribution Fund — A Shares

Administration fees	$—	$—	$—	$31	$49	$41
Distribution fees	15	15	18	153	245	204
Shareholder servicing fees	31	31	37	—	—	—
Transfer agent fees	—	—	—	111	177	146

	$46	$46	$55	$295	$471	$391

	2017 Retirement Distribution Fund — S Shares	2017 Accelerated Distribution Fund — S Shares	2027 Extended Distribution Fund — S Shares
Administration fees	$34	$43	$57
Distribution fees	—	—	—
Shareholder servicing fees	—	—	—
Transfer agent fees	123	155	206

	$157	$198	$263

Board of Trustees

The Russell Fund Complex consists of RIC, which has 38 Funds, and Russell Investment Funds (“RIF”), which has nine Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $60,000 ($52,000 prior to January 1, 2008) per year, $6,500 for each regular quarterly meeting attended in person, $2,500 ($2,000 prior to January 1, 2008) for each special meeting attended in person, and $2,500 ($2,000 prior to January 1, 2008) for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 ($500 prior to January 1, 2008) fee for attending quarterly and special meetings and a $500 fee for attending committee meetings by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $52,000.

Transactions With Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or under common control. Transactions during the period ended October 31, 2008 with Underlying Funds which are, or were, an affiliated company are as follows:

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Conservative Strategy
Russell U.S. Core Equity Fund	$25,730,173	$4,789,666	$173,412	$(61,527)	$31,923	$—
Russell U.S. Quantitative Equity Fund	21,479,502	2,997,503	149,731	(52,546)	20,136	—
Russell International Developed Markets Fund	16,497,880	4,158,385	912,200	(226,738)	—	—
Russell Global Equity Fund	8,473,822	7,225,745	2,838,817	(113,742)	270,029	11,088
Russell Strategic Bond Fund	257,470,364	320,411,640	18,764,952	(2,009,251)	623,318	—
Russell Short Duration Bond Fund	86,135,323	18,256,592	19,415,750	(468,341)	4,246,035	—
Russell Real Estate Securities Fund	11,911,609	14,125,593	9,046,764	(572,298)	555,605	1,457,220
Diversified Equity Fund (1)	—	16,105,757	7,710,617	(303,127)	903,285	1,635,050
Quantitative Equity Fund (3)	—	13,156,898	5,972,252	(210,307)	532,179	1,340,395
International Securities Fund (4)	—	13,927,466	5,201,940	(123,917)	1,563,132	1,584,039
Multistrategy Bond Fund (5)	—	67,959,647	353,056,418	(284,519)	18,016,434	905,541

	$427,698,673	$483,114,892	$423,242,853	$(4,426,313)	$26,762,076	$6,933,333

176	Notes to Financial Statements

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Moderate Strategy
Russell U.S. Core Equity Fund	$88,460,177	$7,100,006	$2,090,536	$(564,701)	$115,893	$—
Russell U.S. Quantitative Equity Fund	88,883,968	5,331,221	2,491,444	(793,149)	88,447	—
Russell U.S. Small & Mid Cap Fund	26,152,486	3,047,476	184,039	(15,188)	—	—
Russell International Developed Markets Fund	77,428,999	10,650,351	955,041	(320,990)	—	—
Russell Global Equity Fund	26,244,953	11,391,996	2,896,670	(231,180)	1,049,875	43,108
Russell Emerging Markets Fund	16,257,322	15,406,357	2,844,904	(100,561)	1,793,441	3,308,310
Russell Strategic Bond Fund	528,363,553	740,295,833	119,095,247	(13,079,559)	1,429,184	—
Russell Real Estate Securities Fund	23,936,920	18,830,520	13,400,449	(1,361,336)	1,403,615	3,786,798
Diversified Equity Fund (1)	—	34,822,144	11,257,614	(734,458)	3,827,471	7,034,786
Special Growth Fund (2)	—	12,668,411	5,595,351	(618,588)	1,179,348	2,544,113
Quantitative Equity Fund (3)	—	32,496,558	10,757,936	(1,120,933)	2,712,267	6,922,456
International Securities Fund (4)	—	45,137,912	9,655,732	(404,704)	8,983,251	9,248,052
Multistrategy Bond Fund (5)	—	109,134,038	846,089,707	(1,055,752)	44,123,232	2,120,531

	$875,728,378	$1,046,312,823	$1,027,314,670	$(20,401,099)	$66,706,024	$35,008,154

Balanced Strategy
Russell U.S. Core Equity Fund	$599,877,667	$23,085,951	$1,472,720	$(351,185)	$796,475	$—
Russell U.S. Quantitative Equity Fund	603,960,785	16,208,483	1,410,135	(347,320)	606,590	—
Russell U.S. Small & Mid Cap Fund	154,734,088	11,021,870	670,576	(152,745)	—	—
Russell International Developed Markets Fund	538,461,527	31,190,388	4,170,716	(1,184,667)	—	—
Russell Global Equity Fund	156,708,593	48,089,387	8,340,149	(529,684)	6,662,981	273,585
Russell Emerging Markets Fund	107,472,190	91,024,328	14,189,343	6,601	12,784,551	23,583,294
Russell Strategic Bond Fund	1,645,901,613	4,292,951	314,449,439	(34,130,825)	4,292,951	—
Russell Real Estate Securities Fund	178,304,779	126,708,649	102,547,869	(13,197,428)	11,197,094	30,567,584
Diversified Equity Fund (1)	—	188,174,612	53,649,519	(4,791,525)	27,349,031	50,540,724
Special Growth Fund (2)	—	60,895,047	23,314,566	(2,832,309)	7,517,287	16,256,866
Quantitative Equity Fund (3)	—	172,363,290	56,278,107	(8,389,875)	19,347,801	49,611,784
International Securities Fund (4)	—	290,176,217	37,036,506	(2,482,699)	66,031,438	68,201,018
Multistrategy Bond Fund (5)	—	307,966,696	434,860,666	(6,371,962)	137,498,969	6,472,686

	$3,985,421,242	$1,371,197,869	$1,052,390,311	$(74,755,623)	$294,085,168	$245,507,541

Growth Strategy
Russell U.S. Core Equity Fund	$583,230,458	$9,637,391	$3,874,014	$(1,099,798)	$790,932	$—
Russell U.S. Quantitative Equity Fund	558,823,250	3,573,342	4,742,859	(1,475,884)	573,036	—
Russell U.S. Small & Mid Cap Fund	162,051,467	8,690,775	1,115,641	(152,142)	—	—
Russell International Developed Markets Fund	455,957,411	17,138,348	4,041,062	(983,737)	—	—
Russell Global Equity Fund	163,740,378	34,800,958	2,502,224	(154,142)	7,243,017	297,402
Russell Emerging Markets Fund	100,570,112	75,681,360	8,960,270	897,312	12,347,516	22,777,108
Russell Strategic Bond Fund	564,604,689	1,521,442	135,298,481	(14,571,946)	1,521,442	—
Russell Real Estate Securities Fund	149,149,694	88,351,369	75,408,671	(10,796,082)	9,642,458	26,535,562
Diversified Equity Fund (1)	—	140,110,640	26,221,474	(3,470,920)	27,659,050	51,290,311
Special Growth Fund (2)	—	54,185,801	19,209,574	(2,596,479)	8,159,901	17,666,427
Quantitative Equity Fund (3)	—	126,269,729	34,250,032	(6,367,434)	18,628,334	47,947,713
International Securities Fund (4)	—	221,524,467	20,535,652	(733,285)	58,003,916	60,126,972
Multistrategy Bond Fund (5)	—	117,602,827	188,120,027	(2,818,051)	49,301,286	2,292,064

	$2,738,127,459	$899,088,449	$524,279,981	$(44,322,588)	$193,870,888	$228,933,559

Notes to Financial Statements	177

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Notes to Financial Statements, continued — October 31, 2008

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Equity Growth Strategy
Russell U.S. Core Equity Fund	$345,989,364	$483,554	$15,359,599	$(4,895,066)	$483,554	$—
Russell U.S. Quantitative Equity Fund	333,679,830	352,153	19,268,162	(5,923,927)	352,153	—
Russell U.S. Small & Mid Cap Fund	93,247,487	4,165,010	1,459,504	(313,273)	—	—
Russell International Developed Markets Fund	298,238,736	5,242,304	9,715,449	(3,235,261)	—	—
Russell Global Equity Fund	92,599,550	14,830,956	3,876,964	(357,224)	4,333,954	178,954
Russell Emerging Markets Fund	65,684,301	48,557,092	8,883,324	1,039,807	8,005,670	14,767,829
Russell Real Estate Securities Fund	93,197,459	58,135,362	52,351,915	(8,969,132)	5,612,789	15,590,926
Diversified Equity Fund (1)	—	79,446,358	26,484,368	(3,202,701)	17,435,584	32,400,663
Special Growth Fund (2)	—	30,542,191	15,825,517	(2,389,286)	4,848,619	10,514,837
Quantitative Equity Fund (3)	—	77,302,869	40,931,548	(7,161,329)	11,887,955	30,665,235
International Securities Fund (4)	—	146,057,534	26,690,620	(2,464,313)	40,424,866	42,035,993

	$1,322,636,727	$465,115,383	$220,846,970	$(37,871,705)	$93,385,144	$146,154,437

2010 Strategy Fund
Russell U.S. Core Equity Fund	$3,783,088	$5,894,372	$590,527	$(14,024)	$37,698	$—
Russell U.S. Quantitative Equity Fund	3,793,351	5,795,699	576,833	(17,675)	24,995	—
Russell U.S. Small & Mid Cap Fund	1,005,158	1,601,763	183,367	(3,321)	6,438	—
Russell International Developed Markets Fund	3,278,023	5,650,041	595,572	(18,247)	—	—
Russell Global Equity Fund	1,162,155	1,263,517	373,033	(16,940)	29,206	1,199
Russell Emerging Markets Fund	656,373	959,805	278,213	(30,945)	46,535	85,842
Russell Strategic Bond Fund	25,008,073	32,868,576	4,030,796	(184,262)	912,783	—
Russell Short Duration Bond Fund	1,683,024	1,610,804	417,752	(8,639)	67,140	—
Russell Real Estate Securities Fund	1,225,858	1,677,118	820,959	(83,082)	45,943	110,928
Diversified Equity Fund (1)	—	1,467,880	4,210,036	(240,181)	85,660	192,350
Special Growth Fund (2)	—	446,978	1,267,048	(154,197)	28,039	65,875
Quantitative Equity Fund (3)	—	1,428,935	4,348,880	(369,550)	61,467	189,557
International Securities Fund (4)	—	1,666,028	3,974,691	(347,309)	217,039	252,816
Multistrategy Bond Fund (5)	—	4,699,898	24,081,794	407,763	328,263	—

	$41,595,103	$67,031,414	$45,749,501	$(1,080,609)	$1,891,206	$898,567

2015 Strategy Fund
Russell U.S. Core Equity Fund	$82,582	$119,282	$7,580	$(525)	$546	$—
Russell U.S. Quantitative Equity Fund	82,783	116,827	7,799	(483)	338	—
Russell U.S. Small & Mid Cap Fund	23,713	34,677	1,961	(99)	119	—
Russell International Developed Markets Fund	73,457	116,189	5,916	(498)	102	—
Russell Global Equity Fund	23,372	35,475	2,118	(189)	—	—
Russell Emerging Markets Fund	15,855	27,100	1,161	(178)	—	—
Russell Strategic Bond Fund	393,529	492,053	55,105	(3,750)	9,910	—
Russell Real Estate Securities Fund	25,671	39,290	4,195	(295)	340	—

	$720,962	$980,893	$85,835	$(6,017)	$11,355	$—

178	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

2020 Strategy Fund
Russell U.S. Core Equity Fund	$13,384,047	$19,927,715	$769,801	$(28,762)	$143,448	$—
Russell U.S. Quantitative Equity Fund	13,439,046	19,421,878	569,230	(23,857)	94,857	—
Russell U.S. Small & Mid Cap Fund	3,586,332	5,409,139	224,067	(5,694)	25,132	—
Russell International Developed Markets Fund	12,172,413	20,560,111	1,308,732	(85,886)	—	—
Russell Global Equity Fund	3,568,868	3,014,621	748,116	(41,552)	106,207	4,361
Russell Emerging Markets Fund	2,570,120	3,351,144	729,230	(93,881)	202,713	373,938
Russell Strategic Bond Fund	40,001,756	53,501,868	7,254,538	(360,226)	1,524,748	—
Russell Real Estate Securities Fund	4,282,420	4,470,947	2,230,467	(392,834)	188,764	479,471
Diversified Equity Fund (1)	—	4,355,878	16,240,486	(1,048,716)	353,020	792,709
Special Growth Fund (2)	—	1,346,952	4,719,919	(646,672)	109,582	257,447
Quantitative Equity Fund (3)	—	4,098,480	16,784,188	(1,621,111)	253,118	780,586
International Securities Fund (4)	—	5,503,295	16,103,995	(1,701,807)	928,611	1,081,679
Multistrategy Bond Fund (5)	—	6,845,638	40,896,112	766,610	561,291	—

	$93,005,002	$151,807,666	$108,578,881	$(5,284,388)	$4,491,491	$3,770,191

2025 Strategy Fund
Russell U.S. Core Equity Fund	$116,253	$396,935	$241,248	$(22,168)	$1,562	$—
Russell U.S. Quantitative Equity Fund	116,331	390,307	238,180	(18,222)	1,091	—
Russell U.S. Small & Mid Cap Fund	33,523	113,790	67,813	(3,165)	238	—
Russell International Developed Markets Fund	98,541	350,857	200,179	(20,187)	185	—
Russell Global Equity Fund	33,176	114,825	67,576	(6,287)	—	—
Russell Emerging Markets Fund	22,689	81,916	44,399	(5,366)	—	—
Russell Strategic Bond Fund	161,807	536,866	356,534	(11,760)	7,512	—
Russell Real Estate Securities Fund	35,708	127,449	79,834	(7,880)	686	—

	$618,028	$2,112,945	$1,295,763	$(95,035)	$11,274	$—

2030 Strategy Fund
Russell U.S. Core Equity Fund	$16,570,594	$24,213,832	$159,569	$(8,724)	$186,149	$—
Russell U.S. Quantitative Equity Fund	16,646,589	23,866,252	212,393	(18,856)	123,751	—
Russell U.S. Small & Mid Cap Fund	4,728,783	6,974,702	93,437	(3,720)	34,489	—
Russell International Developed Markets Fund	14,124,511	23,174,164	372,721	(26,631)	—	—
Russell Global Equity Fund	4,667,422	3,885,313	231,350	(19,769)	132,310	5,433
Russell Emerging Markets Fund	3,220,614	4,153,630	468,461	(84,864)	238,264	439,519
Russell Strategic Bond Fund	7,647,518	10,387,266	1,544,095	(99,349)	303,039	—
Russell Real Estate Securities Fund	4,700,822	4,799,142	1,605,976	(305,204)	199,620	485,786
Diversified Equity Fund (1)	—	6,786,001	20,110,684	(1,636,772)	422,122	947,877
Special Growth Fund (2)	—	2,181,548	6,129,569	(909,534)	136,437	320,541
Quantitative Equity Fund (3)	—	6,478,722	20,735,840	(2,253,738)	302,902	934,113
International Securities Fund (4)	—	7,345,296	18,712,375	(2,384,921)	1,061,472	1,236,439
Multistrategy Bond Fund (5)	—	2,605,888	6,304,014	142,667	63,490	—

	$72,306,853	$126,851,756	$76,680,484	$(7,609,415)	$3,204,045	$4,369,708

Notes to Financial Statements	179

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Notes to Financial Statements, continued — October 31, 2008

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

2035 Strategy Fund
Russell U.S. Core Equity Fund	$142,254	$417,974	$220,216	$(20,945)	$1,852	$—
Russell U.S. Quantitative Equity Fund	142,254	413,415	222,156	(18,399)	1,302	—
Russell U.S. Small & Mid Cap Fund	40,202	117,608	61,260	(2,940)	271	—
Russell International Developed Markets Fund	123,699	384,393	193,188	(21,243)	224	—
Russell Global Equity Fund	40,202	121,032	61,879	(5,772)	—	—
Russell Emerging Markets Fund	27,832	89,345	42,071	(5,005)	—	—
Russell Strategic Bond Fund	61,850	193,345	125,297	(5,319)	2,946	—
Russell Real Estate Securities Fund	40,202	124,304	68,703	(7,061)	841	—

	$618,495	$1,861,416	$994,770	$(86,684)	$7,436	$—

2040 Strategy Fund
Russell U.S. Core Equity Fund	$11,539,734	$17,190,409	$500,391	$(13,797)	$128,850	$—
Russell U.S. Quantitative Equity Fund	11,569,072	16,913,419	517,412	(24,532)	85,194	—
Russell U.S. Small & Mid Cap Fund	3,293,753	4,977,314	201,883	(6,391)	24,067	—
Russell International Developed Markets Fund	9,878,632	16,323,091	450,248	(21,928)	255,796	—
Russell Global Equity Fund	3,255,066	2,922,535	778,879	(57,137)	102,333	4,202
Russell Emerging Markets Fund	2,255,760	3,258,914	1,010,249	(143,620)	187,642	346,138
Russell Strategic Bond Fund	5,261,044	7,871,929	1,817,328	(95,931)	210,310	—
Russell Real Estate Securities Fund	3,298,946	3,769,969	1,983,209	(363,298)	107,133	375,723
Diversified Equity Fund (1)	—	5,509,386	16,166,667	(1,189,594)	332,021	745,556
Special Growth Fund (2)	—	1,722,724	4,822,959	(672,772)	68,873	247,917
Quantitative Equity Fund (3)	—	5,250,708	16,631,506	(1,686,444)	238,249	734,730
International Securities Fund (4)	—	6,338,389	15,653,593	(1,796,682)	(360,938)	993,034

	$50,352,007	$92,048,787	$60,534,324	$(6,072,126)	$1,379,530	$3,447,300

2045 Strategy Fund
Russell U.S. Core Equity Fund	$183,301	$342,060	$76,653	$(5,160)	$1,858	$—
Russell U.S. Quantitative Equity Fund	183,275	331,961	76,087	(4,819)	1,167	—
Russell U.S. Small & Mid Cap Fund	52,682	99,236	23,871	(881)	391	—
Russell International Developed Markets Fund	156,677	325,046	69,660	(5,842)	323	—
Russell Global Equity Fund	51,243	100,283	21,657	(1,698)	—	—
Russell Emerging Markets Fund	36,252	79,594	16,067	(1,905)	—	—
Russell Strategic Bond Fund	78,293	149,397	61,137	(2,485)	2,803	—
Russell Real Estate Securities Fund	54,193	107,300	30,836	(2,098)	789	—

	$795,916	$1,534,877	$375,968	$(24,888)	$7,331	$—

180	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2008

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

2050 Strategy Fund
Russell U.S. Core Equity Fund	$47,582	$71,193	$4,030	$(610)	$132	$—
Russell U.S. Quantitative Equity Fund	47,599	70,286	5,381	(741)	426	—
Russell U.S. Small & Mid Cap Fund	13,619	20,471	1,337	(8)	113	—
Russell International Developed Markets Fund	40,469	65,208	112	7	85	—
Russell Global Equity Fund	13,273	20,203	189	9	—	—
Russell Emerging Markets Fund	9,114	15,925	218	16	—	—
Russell Strategic Bond Fund	21,283	31,015	6,646	(621)	1,015	—
Russell Real Estate Securities Fund	13,936	21,752	2,142	(38)	318	—

	$206,875	$316,053	$20,055	$(1,986)	$2,089	$—

In Retirement Fund
Russell U.S. Core Equity Fund	$20,388	$29,367	$1,501	$(16)	$225	$—
Russell U.S. Quantitative Equity Fund	20,386	28,755	1,718	(17)	150	—
Russell U.S. Small & Mid Cap Fund	4,539	6,547	378	8	32	—
Russell International Developed Markets Fund	17,109	27,051	717	29	30	—
Russell Global Equity Fund	6,396	9,592	330	16	—	—
Russell Emerging Markets Fund	2,967	5,111	182	10	—	—
Russell Strategic Bond Fund	146,851	190,367	22,415	(1,716)	5,631	—
Russell Short Duration Bond Fund	19,813	25,074	3,120	(189)	809	—
Russell Real Estate Securities Fund	7,750	12,118	1,711	(21)	147	—

	$246,199	$333,982	$32,072	$(1,896)	$7,024	$—

2017 Retirement Distribution Fund — A Shares
Russell U.S. Core Equity Fund	$41,366	$37,449	$197,788	$(45,208)	$179	$—
Russell U.S. Quantitative Equity Fund	39,544	35,176	156,126	(33,045)	131	—
Russell U.S. Small & Mid Cap Fund	11,079	10,857	52,575	(13,172)	—	—
Russell International Developed Markets Fund	36,241	36,820	139,683	(47,639)	—	—
Russell Global Equity Fund	11,215	72,426	56,223	(14,851)	—	—
Russell Emerging Markets Fund	8,521	55,683	41,178	(14,698)	—	—
Russell Strategic Bond Fund	575,361	544,778	151,241	(20,420)	432	—
Russell Real Estate Securities Fund	12,338	67,033	53,608	(12,837)	416	—
Diversified Equity Fund (1)	—	222,715	6,059	(634)	640	—
Special Growth Fund (2)	—	59,050	1,429	(100)	137	—
Quantitative Equity Fund (3)	—	212,669	39,040	(5,599)	340	—
International Securities Fund (4)	—	211,817	5,467	(339)	1,702	—
Multistrategy Bond Fund (5)	—	233,658	34,197	(923)	1,809	242

	$735,665	$1,800,131	$934,614	$(209,465)	$5,786	$242

Notes to Financial Statements	181

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Notes to Financial Statements, continued — October 31, 2008

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

2017 Accelerated Distribution Fund — A Shares
Russell U.S. Core Equity Fund	$9,159	$13,829	$41,612	$(8,958)	$20	$—
Russell U.S. Quantitative Equity Fund	8,660	8,858	39,951	(8,341)	15	—
Russell U.S. Small & Mid Cap Fund	2,570	3,733	10,995	(2,635)	—	—
Russell International Developed Markets Fund	8,341	13,513	41,581	(11,831)	—	—
Russell Global Equity Fund	2,555	21,773	19,129	(3,818)	—	—
Russell Emerging Markets Fund	2,009	16,876	14,780	(3,559)	—	—
Russell Strategic Bond Fund	1,033,194	471,306	378,215	(42,611)	2,400	—
Russell Real Estate Securities Fund	2,583	20,060	17,098	(2,688)	59	—
Russell Money Market Fund	76,350	382,630	306,279	—
Diversified Equity Fund (1)	—	65,094	25,603	(1,221)	94	—
Special Growth Fund (2)	—	17,220	6,828	(342)	23	—
Quantitative Equity Fund (3)	—	66,249	24,583	(1,035)	46	—
International Securities Fund (4)	—	60,228	23,087	(1,417)	294	—
Multistrategy Bond Fund (5)	—	1,068,173	53,696	(879)	20,282	2,830

	$1,145,421	$2,229,542	$1,003,437	$(89,335)	$23,233	$2,830

2027 Extended Distribution Fund — A Shares
Russell U.S. Core Equity Fund	$27,096	$56,805	$117,627	$(26,079)	$69	$—
Russell U.S. Quantitative Equity Fund	25,922	54,982	113,292	(22,429)	50	—
Russell U.S. Small & Mid Cap Fund	7,167	15,550	32,055	(8,179)	—	—
Russell International Developed Markets Fund	23,549	51,625	106,710	(28,269)	—	—
Russell Global Equity Fund	7,307	42,613	34,777	(8,979)	—	—
Russell Emerging Markets Fund	5,568	31,061	24,491	(9,025)	—	—
Russell Strategic Bond Fund	819,578	343,812	248,046	(28,254)	1,725	—
Russell Real Estate Securities Fund	8,211	43,142	34,410	(6,713)	177	—
Diversified Equity Fund (1)	—	100,695	11,293	(1,458)	317	—
Special Growth Fund (2)	—	26,880	2,901	(457)	64	—
Quantitative Equity Fund (3)	—	95,865	10,670	(1,230)	173	—
International Securities Fund (4)	—	91,976	10,818	(1,178)	737	—
Multistrategy Bond Fund (5)	—	810,677	11,319	(331)	19,805	2,354

	$924,398	$1,765,683	$758,409	$(142,581)	$23,117	$2,354

2017 Retirement Distribution Fund — S Shares
Russell U.S. Core Equity Fund	$49,420	$132,314	$181,510	$(42,923)	$137	$—
Russell U.S. Quantitative Equity Fund	47,251	111,892	151,030	(33,564)	99	—
Russell U.S. Small & Mid Cap Fund	13,191	36,160	48,601	(12,943)	—	—
Russell International Developed Markets Fund	43,206	117,005	165,956	(47,865)	—	—
Russell Global Equity Fund	13,379	66,129	53,048	(14,098)	—	—
Russell Emerging Markets Fund	10,205	48,395	38,071	(14,023)	—	—
Russell Strategic Bond Fund	735,254	753,548	105,578	(7,719)	349	—
Russell Real Estate Securities Fund	14,811	63,195	48,261	(11,481)	322	—
Diversified Equity Fund (1)	—	110,279	13,019	(1,332)	416	—
Special Growth Fund (2)	—	28,139	2,904	(296)	65	—
Quantitative Equity Fund (3)	—	119,956	35,216	(4,332)	251	—
International Securities Fund (4)	—	105,422	13,158	(1,210)	821	—
Multistrategy Bond Fund (5)	—	129,462	23,464	(306)	545	81

	$926,717	$1,821,896	$879,816	$(192,092)	$3,005	$81

182	Notes to Financial Statements

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

2017 Accelerated Distribution Fund — S Shares
Russell U.S. Core Equity Fund	$9,040	$48,314	$53,599	$(9,839)	$22	$—
Russell U.S. Quantitative Equity Fund	8,760	26,161	28,948	(6,149)	16	—
Russell U.S. Small & Mid Cap Fund	2,528	13,261	14,442	(2,789)	—	—
Russell International Developed Markets Fund	7,192	42,650	48,697	(10,808)	—	—
Russell Global Equity Fund	2,328	26,375	24,085	(4,037)	30	—
Russell Emerging Markets Fund	1,606	19,198	17,583	(4,133)	—	—
Russell Strategic Bond Fund	1,021,982	202,532	35,123	(3,209)	1,888	—
Russell Real Estate Securities Fund	2,334	26,348	23,980	(4,233)	44	—
Diversified Equity Fund (1)	—	48,801	34,645	(3,504)	120	—
Special Growth Fund (2)	—	13,029	9,375	(870)	11	—
Quantitative Equity Fund (3)	—	66,781	55,470	(5,547)	86	—
International Securities Fund (4)	—	43,714	30,431	(3,107)	112	—
Multistrategy Bond Fund (5)	—	1,071,595	102,086	(5,807)	27,223	2,864

	$1,055,770	$1,648,759	$478,464	$(64,032)	$29,552	$2,864

2027 Extended Distribution Fund — S Shares
Russell U.S. Core Equity Fund	$26,714	$70,691	$114,756	$(11,017)	$18	$—
Russell U.S. Quantitative Equity Fund	25,653	68,059	42,559	(4,681)	13	—
Russell U.S. Small & Mid Cap Fund	7,579	19,041	29,925	(2,935)	—	—
Russell International Developed Markets Fund	23,525	63,160	105,887	(16,766)	—	—
Russell Global Equity Fund	7,409	46,113	38,206	(4,671)	—	—
Russell Emerging Markets Fund	5,850	33,914	27,232	(5,605)	—	—
Russell Strategic Bond Fund	1,211,115	1,613,086	293,051	(32,323)	2,741	—
Russell Real Estate Securities Fund	7,569	44,174	35,155	(2,851)	72	—
Diversified Equity Fund (1)	—	97,871	25,751	(2,373)	198	—
Special Growth Fund (2)	—	25,818	6,825	(585)	47	—
Quantitative Equity Fund (3)	—	92,828	91,582	(6,297)	98	—
International Securities Fund (4)	—	91,648	23,443	(2,034)	565	—
Multistrategy Bond Fund (5)	—	1,433,796	1,433,796	(1,079)	27,240	3,415

	$1,315,414	$3,700,199	$2,268,168	$(93,217)	$30,992	$3,415

Notes to Financial Statements	183

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Notes to Financial Statements, continued — October 31, 2008

5.	Federal Income Taxes

At October 31, 2008, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	10/31/16	Totals
2010 Strategy Fund	$8,421	$8,421
2015 Strategy Fund	244	244
2020 Strategy Fund	1,603,911	1,603,911
2025 Strategy Fund	67,749	67,749
2030 Strategy Fund	3,494,307	3,494,307
2035 Strategy Fund	72,222	72,222
2040 Strategy Fund	2,610,042	2,610,042
2045 Strategy Fund	13,873	13,873
2050 Strategy Fund	1,195	1,195
In Retirement Fund	1,507	1,507
2017 Retirement Distribution Fund — A Shares	183,592	183,592
2017 Accelerated Distribution Fund — A Shares	29,507	29,507
2027 Extended Distribution Fund — A Shares	63,209	63,209
2017 Retirement Distribution Fund — S Shares	21,110	21,110
2017 Accelerated Distribution Fund — S Shares	46,205	46,205
2027 Extended Distribution Fund — S Shares	43,749	43,749

At October 31, 2008, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Cost of Investments	$498,378,453	$1,093,191,798	$5,265,851,495	$3,874,727,108	$2,001,733,590

Unrealized Appreciation	$—	$—	$—	$—	$—
Unrealized Depreciation	(70,679,780)	(217,463,420)	(1,280,430,253)	(1,136,599,649)	(679,096,864)

Net Unrealized Appreciation (Depreciation)	$(70,679,780)	$(217,463,420)	$(1,280,430,253)	$(1,136,599,649)	$(679,096,864)

Undistributed Ordinary Income	$3,280,803	$7,198,920	$18,472,506	$3,796,343	$—
Undistributed Long-Term Capital Gains	$2,007,710	$10,603,531	$165,485,932	$191,987,033	$105,950,287
(Capital Loss Carryforward)	$—	$—	$—	$—	$—
Tax Composition of Distributions:
Ordinary Income	$22,276,619	$58,735,261	$258,371,921	$177,281,207	$85,918,441
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$4,201,907	$25,028,669	$172,244,308	$146,764,664	$89,051,847
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund
Cost of Investments	$52,511,756	$899,601	$125,369,405	$842,126	$106,620,079

Unrealized Appreciation	$—	$—	$—	$—	$—
Unrealized Depreciation	(10,916,653)	(178,640)	(32,364,403)	(224,099)	(34,313,225)

Net Unrealized Appreciation (Depreciation)	$(10,916,653)	$(178,640)	$(32,364,403)	$(224,099)	$(34,313,225)

Undistributed Ordinary Income	$—	$—	$—	$—	$—
Undistributed Long-Term Capital Gains	$—	$—	$—	$—	$—
(Capital Loss Carryforward)	$(8,421)	$(244)	$(1,603,911)	$(67,749)	$(3,494,307)
Tax Composition of Distributions:
Ordinary Income	$1,850,845	$9,514	$4,517,024	$10,579	$3,126,474
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$166,388	$—	$800,280	$—	$975,009
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$67,999	$1,186	$280,209	$2,221	$339,589

184	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund

Cost of Investments	$878,378	$72,809,474	$1,166,013	$295,746

Unrealized Appreciation	$—	$—	$—	$—
Unrealized Depreciation	(259,882)	(22,457,468)	(370,097)	(88,871)

Net Unrealized Appreciation (Depreciation)	$(259,882)	$(22,457,468)	$(370,097)	$(88,871)

Undistributed Ordinary Income	$—	$—	$—	$—
Undistributed Long-Term Capital Gains	$—	$—	$—	$—
(Capital Loss Carryforward)	$(72,222)	$(2,610,042)	$(13,873)	$(1,195)
Tax Composition of Distributions:
Ordinary Income	$6,895	$2,307,031	$6,914	$2,171
Tax-Exempt Income	$—	$—	$—	$—
Long-Term Capital Gains	$—	$752,553	$—	$—
Distributions in Excess	$—	$—	$—	$—
Tax Return of Capital	$2,714	$229,277	$3,895	$1,034

	In Retirement	2017 Retirement Distribution - A Shares	2017 Accelerated Distribution - A Shares	2027 Extended Distribution - A Shares
Cost of Investments	$299,765	$838,147	$1,281,349	$1,083,087

Unrealized Appreciation	$—	$—	$—	$—
Unrealized Depreciation	(53,566)	(102,482)	(135,929)	(158,690)

Net Unrealized Appreciation (Depreciation)	$(53,566)	$(102,482)	$(135,929)	$(158,690)

Undistributed Ordinary Income	$—	$4,834	$22,026	$21,815
Undistributed Long-Term Capital Gains	$—	$—	$—	$—
(Capital Loss Carryforward)	$(1,507)	$(183,592)	$(29,507)	$(63,209)
Tax Composition of Distributions:
Ordinary Income	$7,095	$—	$—	$—
Tax-Exempt Income	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—
Distributions in Excess	$—	$—	$—	$—
Tax Return of Capital	$370	$—	$—	$—

	2017 Retirement Distribution - S Shares	2017 Accelerated Distribution - S Shares	2027 Extended Distribution - S Shares
Cost of Investments	$1,112,603	$1,184,297	$1,476,086

Unrealized Appreciation	$44,756	$561	$—
Unrealized Depreciation	(230,642)	(129,089)	(160,672)

Net Unrealized Appreciation (Depreciation)	$(185,886)	$(128,528)	$(160,672)

Undistributed Ordinary Income	$2,801	$29,302	$30,660
Undistributed Long-Term Capital Gains	$—	$—	$—
(Capital Loss Carryforward)	$(21,110)	$(46,205)	$(43,749)
Tax Composition of Distributions:
Ordinary Income	$—	$—	$—
Tax-Exempt Income	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—
Distributions in Excess	$—	$—	$—
Tax Return of Capital	$—	$—	$—

Notes to Financial Statements	185

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2008 and October 31, 2007 were as follows:

	Shares		Dollars
Conservative Strategy Fund	2008	2007	2008	2007

Class A
Proceeds from shares sold	5,964	1,721	$60,862	$18,654
Proceeds from reinvestment of distributions	282	241	2,901	2,595
Payments for shares redeemed	(4,728)	(1,425)	(47,856)	(15,496)

Net increase (decrease)	1,518	537	15,907	5,753

Class C
Proceeds from shares sold	6,042	3,293	61,110	35,593
Proceeds from reinvestment of distributions	409	399	4,210	4,284
Payments for shares redeemed	(4,078)	(3,361)	(40,884)	(36,263)

Net increase (decrease)	2,373	331	24,436	3,614

Class E
Proceeds from shares sold	3,836	2,748	39,666	29,955
Proceeds from reinvestment of distributions	453	459	4,691	4,957
Payments for shares redeemed	(4,325)	(2,913)	(44,095)	(31,656)

Net increase (decrease)	(36)	294	262	3,256

Class R1
Proceeds from shares sold	226	214	2,317	2,317
Proceeds from reinvestment of distributions	15	4	150	40
Payments for shares redeemed	(71)	(45)	(712)	(491)

Net increase (decrease)	170	173	1,755	1,866

Class R2
Proceeds from shares sold	660	165	6,898	1,787
Proceeds from reinvestment of distributions	31	12	319	129
Payments for shares redeemed	(329)	(25)	(3,356)	(273)

Net increase (decrease)	362	152	3,861	1,643

Class R3
Proceeds from shares sold	5,053	3,391	52,719	36,998
Proceeds from reinvestment of distributions	1,001	1,005	10,403	10,879
Payments for shares redeemed	(5,463)	(3,859)	(56,372)	(42,140)

Net increase (decrease)	591	537	6,750	5,737

Class S
Proceeds from shares sold	5,081	3,735	52,287	40,640
Proceeds from reinvestment of distributions	301	264	3,103	2,858
Payments for shares redeemed	(4,961)	(3,147)	(50,382)	(34,345)

Net increase (decrease)	421	852	5,008	9,153

Total increase (decrease)	5,399	2,876	$57,979	$31,022

186	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Moderate Strategy Fund	2008	2007	2008	2007

Class A
Proceeds from shares sold	7,745	5,814	$83,738	$67,785
Proceeds from reinvestment of distributions	1,307	756	14,209	8,719
Payments for shares redeemed	(7,462)	(3,400)	(78,093)	(39,680)

Net increase (decrease)	1,590	3,170	19,854	36,824

Class C
Proceeds from shares sold	8,033	6,915	85,384	80,137
Proceeds from reinvestment of distributions	1,442	966	15,714	11,074
Payments for shares redeemed	(8,180)	(8,050)	(84,689)	(92,709)

Net increase (decrease)	1,295	(169)	16,409	(1,498)

Class E
Proceeds from shares sold	5,048	5,954	54,389	69,478
Proceeds from reinvestment of distributions	1,312	867	14,283	10,004
Payments for shares redeemed	(6,621)	(5,352)	(69,065)	(62,464)

Net increase (decrease)	(261)	1,469	(393)	17,018

Class R1
Proceeds from shares sold	228	204	2,476	2,376
Proceeds from reinvestment of distributions	17	3	185	30
Payments for shares redeemed	(63)	(34)	(687)	(397)

Net increase (decrease)	182	173	1,974	2,009

Class R2
Proceeds from shares sold	1,329	231	14,758	2,665
Proceeds from reinvestment of distributions	69	12	732	134
Payments for shares redeemed	(232)	(49)	(2,283)	(572)

Net increase (decrease)	1,166	194	13,207	2,227

Class R3
Proceeds from shares sold	5,391	5,097	58,778	59,503
Proceeds from reinvestment of distributions	2,325	1,579	25,459	18,257
Payments for shares redeemed	(9,183)	(5,703)	(97,054)	(66,718)

Net increase (decrease)	(1,467)	973	(12,817)	11,042

Class S
Proceeds from shares sold	10,336	8,119	110,854	94,417
Proceeds from reinvestment of distributions	974	574	10,576	6,650
Payments for shares redeemed	(13,865)	(6,566)	(138,776)	(76,874)

Net increase (decrease)	(2,555)	2,127	(17,346)	24,193

Total increase (decrease)	(50)	7,937	$20,888	$91,815

Notes to Financial Statements	187

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Balanced Strategy Fund	2008	2007	2008	2007

Class A
Proceeds from shares sold	29,194	30,989	$334,210	$384,180
Proceeds from reinvestment of distributions	8,847	4,710	101,061	57,433
Payments for shares redeemed	(25,885)	(14,254)	(277,165)	(176,923)

Net increase (decrease)	12,156	21,445	158,106	264,690

Class C
Proceeds from shares sold	31,324	41,510	348,929	511,730
Proceeds from reinvestment of distributions	10,075	5,296	115,430	63,959
Payments for shares redeemed	(36,890)	(20,573)	(389,324)	(253,738)

Net increase (decrease)	4,509	26,233	75,035	321,951

Class E
Proceeds from shares sold	10,958	15,730	123,073	195,313
Proceeds from reinvestment of distributions	4,884	2,886	55,944	35,239
Payments for shares redeemed	(15,293)	(11,136)	(163,642)	(138,689)

Net increase (decrease)	549	7,480	15,375	91,863

Class R1
Proceeds from shares sold	1,233	1,790	13,936	22,407
Proceeds from reinvestment of distributions	193	60	2,203	741
Payments for shares redeemed	(613)	(149)	(6,579)	(1,863)

Net increase (decrease)	813	1,701	9,560	21,285

Class R2
Proceeds from shares sold	4,219	745	50,155	9,179
Proceeds from reinvestment of distributions	348	79	3,963	964
Payments for shares redeemed	(1,222)	(338)	(13,542)	(4,193)

Net increase (decrease)	3,345	486	40,576	5,950

Class R3
Proceeds from shares sold	15,328	17,043	172,864	212,147
Proceeds from reinvestment of distributions	7,843	4,893	90,154	59,637
Payments for shares redeemed	(25,781)	(14,804)	(283,097)	(184,826)

Net increase (decrease)	(2,610)	7,132	(20,079)	86,958

Class S
Proceeds from shares sold	28,888	24,886	321,848	311,093
Proceeds from reinvestment of distributions	4,457	2,954	51,088	36,234
Payments for shares redeemed	(32,349)	(27,611)	(359,094)	(347,137)

Net increase (decrease)	996	229	13,842	190

Total increase (decrease)	19,758	64,706	$292,415	$792,887

188	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Growth Strategy Fund	2008	2007	2008	2007

Class A
Proceeds from shares sold	22,544	25,662	$260,425	$328,785
Proceeds from reinvestment of distributions	6,979	3,130	81,722	39,074
Payments for shares redeemed	(14,814)	(6,687)	(158,939)	(86,175)

Net increase (decrease)	14,709	22,105	183,208	281,684

Class C
Proceeds from shares sold	20,502	26,590	229,788	338,379
Proceeds from reinvestment of distributions	6,772	3,224	79,676	39,648
Payments for shares redeemed	(19,462)	(12,899)	(208,845)	(165,014)

Net increase (decrease)	7,812	16,915	100,619	213,013

Class E
Proceeds from shares sold	8,474	12,254	96,005	156,909
Proceeds from reinvestment of distributions	4,023	2,265	47,274	28,263
Payments for shares redeemed	(11,684)	(8,993)	(127,162)	(115,825)

Net increase (decrease)	813	5,526	16,117	69,347

Class R1
Proceeds from shares sold	1,014	1,143	11,483	14,798
Proceeds from reinvestment of distributions	110	28	1,281	354
Payments for shares redeemed	(487)	(195)	(5,051)	(2,489)

Net increase (decrease)	637	976	7,713	12,663

Class R2
Proceeds from shares sold	1,870	464	23,071	5,918
Proceeds from reinvestment of distributions	208	50	2,434	620
Payments for shares redeemed	(546)	(148)	(5,821)	(1,921)

Net increase (decrease)	1,532	366	19,684	4,617

Class R3
Proceeds from shares sold	8,648	11,128	98,785	143,042
Proceeds from reinvestment of distributions	6,008	3,346	70,952	41,753
Payments for shares redeemed	(14,298)	(8,379)	(155,328)	(108,206)

Net increase (decrease)	358	6,095	14,409	76,589

Class S
Proceeds from shares sold	13,018	13,660	145,756	176,462
Proceeds from reinvestment of distributions	2,913	1,726	34,270	21,685
Payments for shares redeemed	(17,214)	(12,782)	(194,370)	(165,858)

Net increase (decrease)	(1,283)	2,604	(14,344)	32,289

Total increase (decrease)	24,578	54,587	$327,406	$690,202

Notes to Financial Statements	189

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Equity Growth Strategy Fund	2008	2007	2008	2007

Class A
Proceeds from shares sold	8,932	13,055	$102,913	$170,060
Proceeds from reinvestment of distributions	2,511	892	29,779	11,107
Payments for shares redeemed	(6,891)	(3,354)	(74,019)	(43,909)

Net increase (decrease)	4,552	10,593	58,673	137,258

Class C
Proceeds from shares sold	11,327	16,879	118,908	209,627
Proceeds from reinvestment of distributions	4,277	1,878	48,428	22,287
Payments for shares redeemed	(10,988)	(6,948)	(110,697)	(86,746)

Net increase (decrease)	4,616	11,809	56,639	145,168

Class E
Proceeds from shares sold	5,149	8,080	56,562	103,172
Proceeds from reinvestment of distributions	2,088	1,083	24,324	13,264
Payments for shares redeemed	(6,305)	(6,105)	(67,057)	(78,544)

Net increase (decrease)	932	3,058	13,829	37,892

Class R1
Proceeds from shares sold	405	796	4,542	10,389
Proceeds from reinvestment of distributions	70	6	830	73
Payments for shares redeemed	(388)	(172)	(4,205)	(2,223)

Net increase (decrease)	87	630	1,167	8,239

Class R2
Proceeds from shares sold	1,525	373	17,362	4,750
Proceeds from reinvestment of distributions	219	79	2,533	967
Payments for shares redeemed	(368)	(208)	(3,798)	(2,693)

Net increase (decrease)	1,376	244	16,097	3,024

Class R3
Proceeds from shares sold	6,501	9,103	73,226	116,246
Proceeds from reinvestment of distributions	3,529	1,781	41,166	21,774
Payments for shares redeemed	(10,139)	(6,348)	(109,062)	(81,212)

Net increase (decrease)	(109)	4,536	5,330	56,808

Class S
Proceeds from shares sold	15,916	11,141	163,923	145,366
Proceeds from reinvestment of distributions	1,999	930	23,491	11,545
Payments for shares redeemed	(10,591)	(7,858)	(116,643)	(103,322)

Net increase (decrease)	7,324	4,213	70,771	53,589

Total increase (decrease)	18,778	35,083	$222,506	$441,978

190	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
2010 Strategy Fund	2008	2007	2008	2007

Class A
Proceeds from shares sold	1	84	$12	$922
Proceeds from reinvestment of distributions	8	8	87	87
Payments for shares redeemed	(58)	(79)	(611)	(873)

Net increase (decrease)	(49)	13	(512)	136

Class E
Proceeds from shares sold	359	349	3,768	3,822
Proceeds from reinvestment of distributions	27	12	285	128
Payments for shares redeemed	(168)	(79)	(1,739)	(868)

Net increase (decrease)	218	282	2,314	3,082

Class R1
Proceeds from shares sold	531	453	5,403	5,013
Proceeds from reinvestment of distributions	32	7	329	77
Payments for shares redeemed	(198)	(26)	(1,982)	(285)

Net increase (decrease)	365	434	3,750	4,805

Class R2
Proceeds from shares sold	935	61	9,925	673
Proceeds from reinvestment of distributions	32	1	331	9
Payments for shares redeemed	(237)	(2)	(2,421)	(17)

Net increase (decrease)	730	60	7,835	665

Class R3
Proceeds from shares sold	1,530	1,590	15,995	17,525
Proceeds from reinvestment of distributions	75	29	781	315
Payments for shares redeemed	(1,442)	(451)	(15,257)	(4,990)

Net increase (decrease)	163	1,168	1,519	12,850

Class S
Proceeds from shares sold	844	317	8,912	3,497
Proceeds from reinvestment of distributions	30	15	302	166
Payments for shares redeemed	(233)	(233)	(2,387)	(2,559)

Net increase (decrease)	641	99	6,827	1,104

Total increase (decrease)	2,068	2,056	$21,733	$22,642

Notes to Financial Statements	191

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares	Dollars
2015 Strategy Fund(2)	2008	2008

Class R1
Proceeds from shares sold	31	$312
Proceeds from reinvestment of distributions	—	4
Payments for shares redeemed	(12)	(118)

Net increase (decrease)	19	198

Class R2
Proceeds from shares sold	35	335
Proceeds from reinvestment of distributions	—	4
Payments for shares redeemed	—	(1)

Net increase (decrease)	35	338

Class R3
Proceeds from shares sold	40	382
Proceeds from reinvestment of distributions	—	3
Payments for shares redeemed	(2)	(14)

Net increase (decrease)	38	371

Total increase (decrease)	92	$907

192	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
2020 Strategy Fund	2008	2007	2008	2007

Class A
Proceeds from shares sold	31	96	$347	$1,116
Proceeds from reinvestment of distributions	9	4	104	41
Payments for shares redeemed	(33)	(130)	(362)	(1,483)

Net increase (decrease)	7	(30)	89	(326)

Class E
Proceeds from shares sold	317	686	3,359	7,950
Proceeds from reinvestment of distributions	48	13	522	146
Payments for shares redeemed	(250)	(122)	(2,625)	(1,450)

Net increase (decrease)	115	577	1,256	6,646

Class R1
Proceeds from shares sold	1,007	1,675	10,819	19,705
Proceeds from reinvestment of distributions	105	32	1,143	369
Payments for shares redeemed	(548)	(224)	(5,545)	(2,640)

Net increase (decrease)	564	1,483	6,417	17,434

Class R2
Proceeds from shares sold	2,193	281	24,762	3,267
Proceeds from reinvestment of distributions	102	5	1,109	55
Payments for shares redeemed	(398)	(10)	(4,151)	(112)

Net increase (decrease)	1,897	276	21,720	3,210

Class R3
Proceeds from shares sold	3,405	3,901	36,192	45,547
Proceeds from reinvestment of distributions	186	52	2,028	608
Payments for shares redeemed	(2,751)	(1,232)	(30,360)	(14,581)

Net increase (decrease)	840	2,721	7,860	31,574

Class S
Proceeds from shares sold	949	608	10,303	7,055
Proceeds from reinvestment of distributions	64	27	687	315
Payments for shares redeemed	(238)	(358)	(2,519)	(4,197)

Net increase (decrease)	775	277	8,471	3,173

Total increase (decrease)	4,198	5,304	$45,813	$61,711

Notes to Financial Statements	193

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares	Dollars
2025 Strategy Fund(2)	2008	2008

Class R1
Proceeds from shares sold	149	$1,526
Proceeds from reinvestment of distributions	1	9
Payments for shares redeemed	(118)	(1,137)

Net increase (decrease)	32	398

Class R2
Proceeds from shares sold	10	100
Proceeds from reinvestment of distributions	—	1
Payments for shares redeemed	—	—

Net increase (decrease)	10	101

Class R3
Proceeds from shares sold	48	441
Proceeds from reinvestment of distributions	—	3
Payments for shares redeemed	(3)	(25)

Net increase (decrease)	45	419

Total increase (decrease)	87	$918

194	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
2030 Strategy Fund	2008	2007	2008	2007

Class A
Proceeds from shares sold	27	97	$313	$1,188
Proceeds from reinvestment of distributions	10	8	110	92
Payments for shares redeemed	(42)	(70)	(466)	(847)

Net increase (decrease)	(5)	35	(43)	433

Class E
Proceeds from shares sold	382	560	3,993	6,785
Proceeds from reinvestment of distributions	51	16	566	185
Payments for shares redeemed	(173)	(183)	(1,879)	(2,212)

Net increase (decrease)	260	393	2,680	4,758

Class R1
Proceeds from shares sold	882	640	9,620	8,012
Proceeds from reinvestment of distributions	57	3	633	34
Payments for shares redeemed	(191)	(25)	(1,958)	(312)

Net increase (decrease)	748	618	8,295	7,734

Class R2
Proceeds from shares sold	2,024	208	23,533	2,506
Proceeds from reinvestment of distributions	97	2	1,079	29
Payments for shares redeemed	(369)	(11)	(3,911)	(136)

Net increase (decrease)	1,752	199	20,701	2,399

Class R3
Proceeds from shares sold	2,866	2,093	31,013	25,650
Proceeds from reinvestment of distributions	127	26	1,409	310
Payments for shares redeemed	(1,638)	(626)	(18,491)	(7,673)

Net increase (decrease)	1,355	1,493	13,931	18,287

Class S
Proceeds from shares sold	980	634	10,498	7,692
Proceeds from reinvestment of distributions	50	14	552	167
Payments for shares redeemed	(221)	(267)	(2,118)	(3,315)

Net increase (decrease)	809	381	8,932	4,544

Total increase (decrease)	4,919	3,119	$54,496	$38,155

Notes to Financial Statements	195

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares	Dollars
2035 Strategy Fund(2)	2008	2008

Class R1
Proceeds from shares sold	155	$1,567
Proceeds from reinvestment of distributions	1	8
Payments for shares redeemed	(94)	(895)

Net increase (decrease)	62	680

Class R2
Proceeds from shares sold	11	104
Proceeds from reinvestment of distributions	—	1
Payments for shares redeemed	—	—

Net increase (decrease)	11	105

Class R3
Proceeds from shares sold	18	174
Proceeds from reinvestment of distributions	—	2
Payments for shares redeemed	—	—

Net increase (decrease)	18	176

Total increase (decrease)	91	$961

196	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
2040 Strategy Fund	2008	2007	2008	2007

Class A
Proceeds from shares sold	17	67	$198	$842
Proceeds from reinvestment of distributions	9	6	104	70
Payments for shares redeemed	(76)	(58)	(815)	(723)

Net increase (decrease)	(50)	15	(513)	189

Class E
Proceeds from shares sold	213	280	2,280	3,396
Proceeds from reinvestment of distributions	31	12	348	146
Payments for shares redeemed	(113)	(84)	(1,160)	(1,051)

Net increase (decrease)	131	208	1,468	2,491

Class R1
Proceeds from shares sold	513	238	5,365	3,006
Proceeds from reinvestment of distributions	19	1	210	15
Payments for shares redeemed	(107)	(29)	(1,050)	(357)

Net increase (decrease)	425	210	4,525	2,664

Class R2
Proceeds from shares sold	1,492	68	17,519	850
Proceeds from reinvestment of distributions	67	4	763	47
Payments for shares redeemed	(386)	(26)	(4,215)	(322)

Net increase (decrease)	1,173	46	14,067	575

Class R3
Proceeds from shares sold	2,336	2,140	25,517	26,363
Proceeds from reinvestment of distributions	134	19	1,516	227
Payments for shares redeemed	(1,620)	(418)	(18,472)	(5,256)

Net increase (decrease)	850	1,741	8,561	21,334

Class S
Proceeds from shares sold	826	286	8,801	3,520
Proceeds from reinvestment of distributions	30	7	330	89
Payments for shares redeemed	(217)	(107)	(2,269)	(1,344)

Net increase (decrease)	639	186	6,862	2,265

Total increase (decrease)	3,168	2,406	$34,970	$29,518

Notes to Financial Statements	197

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares	Dollars
2045 Strategy Fund(2)	2008	2008

Class R1
Proceeds from shares sold	131	$1,327
Proceeds from reinvestment of distributions	1	9
Payments for shares redeemed	(36)	(352)

Net increase (decrease)	96	984

Class R2
Proceeds from shares sold	10	100
Proceeds from reinvestment of distributions	—	1
Payments for shares redeemed	—	—

Net increase (decrease)	10	101

Class R3
Proceeds from shares sold	11	104
Proceeds from reinvestment of distributions	—	1
Payments for shares redeemed	—	—

Net increase (decrease)	11	105

Total increase (decrease)	117	$1,190

	Shares	Dollars
2050 Strategy Fund(2)	2008	2008

Class R1
Proceeds from shares sold	10	$100
Proceeds from reinvestment of distributions	—	1
Payments for shares redeemed	—	—

Net increase (decrease)	10	101

Class R2
Proceeds from shares sold	10	100
Proceeds from reinvestment of distributions	—	1
Payments for shares redeemed	—	—

Net increase (decrease)	10	101

Class R3
Proceeds from shares sold	10	100
Proceeds from reinvestment of distributions	—	2
Payments for shares redeemed	—	—

Net increase (decrease)	10	102

Total increase (decrease)	30	$304

198	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares	Dollars
In Retirement Fund(2)	2008	2008

Class R1
Proceeds from shares sold	10	$100
Proceeds from reinvestment of distributions	—	3
Payments for shares redeemed	—	—

Net increase (decrease)	10	103

Class R2
Proceeds from shares sold	10	100
Proceeds from reinvestment of distributions	—	2
Payments for shares redeemed	—	—

Net increase (decrease)	10	102

Class R3
Proceeds from shares sold	11	103
Proceeds from reinvestment of distributions	—	2
Payments for shares redeemed	—	—

Net increase (decrease)	11	105

Total increase (decrease)	31	$310

	Shares	Dollars
2017 Retirement Distribution Fund - A Shares(1)	2008	2008

Proceeds from shares sold	104	$1,017
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Total net increase (decrease)	104	$1,017

	Shares	Dollars
2017 Accelerated Distribution Fund - A Shares(1)	2008	2008

Proceeds from shares sold	130	$1,288
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Total net increase (decrease)	130	$1,288

	Shares	Dollars
2027 Extended Distribution Fund - A Shares(1)	2008	2008

Proceeds from shares sold	111	$1,124
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Total net increase (decrease)	111	$1,124

Notes to Financial Statements	199

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares	Dollars
2017 Retirement Distribution Fund - S Shares(1)	2008	2008

Proceeds from shares sold	128	$1,130
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Total net increase (decrease)	128	$1,130

	Shares	Dollars
2017 Accelerated Distribution Fund - S Shares(1)	2008	2008

Proceeds from shares sold	120	$1,199
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Total net increase (decrease)	120	$1,199

	Shares	Dollars
2027 Extended Distribution Fund - S Shares(1)	2008	2008

Proceeds from shares sold	149	$1,488
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Total net increase (decrease)	149	$1,488

(1)	For the period December 31, 2007 (commencement of operations) to October 31, 2008.
(2)	For the period March 31, 2008 (commencement of operations) to October 31, 2008.

7.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the Russell Money Market Fund. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Russell Money Market Fund. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in a lost investment opportunity or additional borrowing costs. The Funds did not borrow from the program for the period ended October 31, 2008.

200	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2008

8.	Record Ownership

As of October 31 2008, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

	# of Shareholders	%
Conservative Strategy Fund	1	25.0
Moderate Strategy	1	20.3
Balanced Strategy Fund	1	12.8
Growth Strategy Fund	1	14.1
Equity Growth Strategy Fund	2	25.4
2010 Strategy Fund	4	60.0
2015 Strategy Fund	2	54.4
2020 Strategy Fund	3	47.5
2025 Strategy Fund	4	77.7
2030 Strategy Fund	3	49.4
2035 Strategy Fund	3	84.3
2040 Strategy Fund	4	53.9
2045 Strategy Fund	3	99.7
2050 Strategy Fund	1	99.7
In Retirement Fund	1	99.2
2017 Retirement Distribution Fund — A Shares	2	33.7
2017 Accelerated Distribution Fund — A Shares	2	38.8
2027 Extended Distribution Fund — A Shares	3	90.0
2017 Retirement Distribution Fund — S Shares	2	34.6
2017 Accelerated Distribution Fund — S Shares	4	55.4
2027 Extended Distribution Fund — S Shares	2	54.0

Notes to Financial Statements	201

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund, Equity Growth Strategy Fund, 2010 Strategy Fund, 2015 Strategy Fund, 2020 Strategy Fund, 2025 Strategy Fund, 2030 Strategy Fund, 2035 Strategy Fund, 2040 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund, 2017 Retirement Distribution Fund — Class A, 2017 Retirement Distribution Fund — Class S, 2017 Accelerated Distribution Fund — Class A, 2017 Accelerated Distribution Fund — Class S, 2027 Extended Distribution Fund — Class A, 2027 Extended Distribution Fund — Class S and In Retirement Fund (twenty-one of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2008, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

December 23, 2008

202	Report of Independent Registered Public Accounting Firm

Russell Investment Company

Lifepoints Funds

Tax Information — October 31, 2008 (Unaudited)

For the tax year ended October 31, 2008, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2008, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar year 2008.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Conservative Strategy	6.4%
Moderate Strategy	13.1%
Balanced Strategy	21.0%
Growth Strategy	32.4%
Equity Growth Strategy	42.1%
2010 Strategy	14.0%
2015 Strategy	9.4%
2020 Strategy	22.8%
2025 Strategy	22.7%
2030 Strategy	37.9%
2035 Strategy	35.8%
2040 Strategy	38.8%
2045 Strategy	31.8%
2050 Strategy	36.7%
In Retirement Fund	5.5%
2017 Retirement Distribution Fund — A Shares	21.3%
2017 Accelerated Distribution Fund — A Shares	0.9%
2027 Extended Distribution Fund — A Shares	2.8%
2017 Retirement Distribution Fund — S Shares	26.2%
2017 Accelerated Distribution Fund — S Shares	0.8%
2027 Extended Distribution Fund — S Shares	1.2%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2008:

Conservative Strategy	$4,201,907
Moderate Strategy	25,028,669
Balanced Strategy	172,244,308
Growth Strategy	146,764,664
Equity Growth Strategy	89,051,847
2010 Strategy	166,388
2020 Strategy	800,280
2030 Strategy	975,009
2040 Strategy	752,553

Please consult a tax advisor for any questions about federal or state income tax laws.

Tax Information	203

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract (collectively, the “portfolio management contracts”) with each Money Manager of the funds in which the Funds invest (the “Underlying Funds”) at a meeting held on April 22, 2008. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, and the management of the Funds and the Underlying Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds and the Underlying Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 21, 2008, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or management were present. At the April 22 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds except the Russell Money Market Fund, which is currently managed by RIMCo.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Underlying Fund’s cash reserves. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority granted by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager

204	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Funds’ investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any Fund.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of each Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund and the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

As noted above, RIMCo pursuant to the terms of the RIMCo Agreement directly managed during the past year a portion — up to 10% — of the assets of each of the Russell U.S. Core Equity Fund, the Russell U.S. Quantitative Equity Fund and the Russell International Developed Markets Fund (each a “Participating Underlying Fund”) utilizing a select holdings strategy, the actual allocation being determined by each Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Underlying Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Underlying Fund since implementation taking into account that the strategy has been utilized for a limited period of time. With respect to each Participating Underlying Fund, the Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional

Basis for Approval of Investment Advisory Contracts	205

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ investment advisory fees in light of Fund and Underlying Fund performance, the Board considered that RIMCo, in the Agreement Renewal Information and at past meetings, noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Funds than that of some of their respective Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

With regard to the LifePoints Target Date Funds, RIMCo reported that the Third-Party Information reflects the Funds’ expense ratios when the Funds invested in the Underlying Funds offering Class S Shares rather than the Underlying Funds offering Class Y Shares in which they currently invest. RIMCo provided restated expense ratios reflecting the current Underlying Funds and stated that all of the Fund’s total expense ratios are in the third quintile or better.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the investment advisory fees for each Fund or Underlying Fund appropriately reflect any economies of scale realized by such Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other RIC funds under the Board’s supervision, including the Underlying Funds are lower, and may, in some cases, be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees considered the differences in the scope of services it provides to institutional clients and the funds under its supervision, including the Underlying Funds. In response to the Trustees’ inquiries, RIMCo has previously noted, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo has in the past noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years or presented at the April 22 Board meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Fund and each Underlying Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

The Board further concluded that, under the circumstances, the performance of each of the Funds supported continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In assessing performance, the Board also considered RIMCo’s investment strategy of managing the Underlying Funds in a risk aware manner.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Funds and their respective shareholders and voted to approve the continuation of the Agreement.

At the April 22 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of the Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and

206	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations at the April 22 meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 20, 2008, to effect a money manager change for the Russell Global Equity Fund; (2) at a meeting held on August 26, 2008, to effect a money manager change for the Russell U.S. Quantitative Equity Fund; and (3) at a meeting held on October 10, 2008, to effect a money manager change for the Russell U.S. Core Equity Fund resulting from a change of control of one of the Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc. the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 22, 2008 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	207

Russell Investment Company

LifePoints® Funds

Shareholder Requests for Additional Information — October 31, 2008 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7353.

208	Shareholder Requests for Additional Information

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
#Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004 Trustee since 2007	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	47	None
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	47	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	47	• Director, Avista Corp; (electric utilities) • Trustee, Principal Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc.	47	None

#	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Disclosure of Information about Fund Trustees and Officers	209

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	47	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	47	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to present, Director, LifeVantage Corporation (health products company) • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	47	• Director, Sparx Asia Funds (investment company) • Director, LifeVantage Corporation (health products company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002 Chairperson of the Investment Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Retired	47	None

*	Each Trustee is subject to mandatory retirement at age 72.

210	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	47	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF until 2006 • Chairman of the Nominating and Governance Committee 2006	47	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF until 2004	47	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	47	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF until 2004	47	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Trustees and Officers	211

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC • Chief Compliance Officer, RIF • Chief Compliance Officer, RIMCo • Chief Compliance Officer, RFSC • April 2002-May 2005, Manager, Global Regulatory Policy

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•  President and CEO, RIC and RIF

•  Chairman of the Board, President and CEO, RIMCo

•  Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•  Chairman of the Board, President and CEO, RFSC

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•  Until 2004, Managing Director of Individual Investor Services, FRC

•  2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•  Treasurer, Chief Accounting Officer and CFO, RIC and RIF

•  Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

•  Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC, RIF • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo, RFSC and Russell Financial Services, Inc. • Secretary and Chief Legal Counsel, RIC and RIF

212	Disclosure of Information about Fund Trustees and Officers

LifePoints® Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Gregory J. Lyons, Secretary

Adviser

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of October 31, 2008

Russell U.S. Core Equity Fund

AllianceBernstein L.P., New York, NY

Arnhold and S. Bleichroeder Advisers, LLC, New York, NY

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Turner Investment Partners, Inc., Berwyn, PA

Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

Franklin Portfolio Associates, LLC, Boston, MA

Goldman Sachs Asset Management, L.P., New York, NY

INTECH Investment Management, LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Russell U.S. Small & Mid Cap Fund

ClariVest Asset Management LLC, San Diego, CA

Delphi Management, Inc., Boston, MA

DePrince, Race & Zollo, Inc., Winter Park, FL

Gould Investment Partners LLC, Berwyn, PA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management, Inc., Boston, MA

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

Russell Real Estate Securities Fund

AEW Management and Advisors, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

Heitman Real Estate Securities LLC, Chicago, IL

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX

RREEF America L.L.C., Chicago, IL

Russell Global Equity Fund

ClariVest Asset Management LLC, San Diego, CA

Gartmore Global Partners, London, United Kingdom

Harris Associates, L.P., Chicago, IL

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price International, Inc., Baltimore, MD

Russell International Developed Markets Fund

AllianceBernstein L.P., New York, NY

Altrinsic Global Advisors, LLC, Stamford, CT

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Limited, London, United Kingdom

UBS Global Asset Management (Americas) Inc., Chicago, IL

Wellington Management Company, LLP, Boston, MA

Adviser, Money Managers and Service Providers	213

LifePoints® Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Genesis Asset Managers, LLP, London, United Kingdom

Harding Loevner LLC, Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

UBS Global Asset Management (Americas) Inc., Chicago, IL

Russell Strategic Bond Fund

Drake Capital Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Hyperion Brookfield Asset Management, Inc., New York, NY

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

STW Fixed Income Management, Carpinteria, CA

Russell Money Market Fund

Russell Investment Management Company, Tacoma, WA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

214	Adviser, Money Managers and Service Providers

Russell Investment Company	909 A Street	800-787-7354
	Tacoma, Washington 98402	Fax: 253-591-3495
www.russell.com

36-08-071

2008 Annual Report

Russell Tax-Managed

Global Equity Fund

OCTOBER 31, 2008

FUND	SHARE CLASS	FUND NAME PRIOR TO SEPTEMBER 2, 2008

Russell Tax-Managed Global Equity Fund	C, S	Tax-Managed Global Equity

Russell Investment Company

Russell Investment Company is a series investment company with 38 different investment portfolios referred to as Funds. These financial statements report on one of these Funds.

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Annual Report

October 31, 2008

Russell Investment Company - Russell Tax-Managed Global Equity Fund.

Copyright © Russell Investments 2008. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc. (effective June 2, 2008, the name changed from Russell Fund Distributors, Inc.) member FINRA, part of Russell Investments.

Russell Investments and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

We are pleased to provide you with Russell Investment Company’s 2008 Annual Report. It includes portfolio management discussions and fund-specific details that will give you an in-depth understanding of fund performance for the fiscal year ending October 31, 2008.

It would be an understatement to say that 2008 has been a difficult year and the market crisis of the past couple of months has defied all predictions. Virtually no sector of the financial industry or the economy has been spared.

All of us at Russell want you to know that we are sensitive to investor concerns. While market events have impacted the performance of the funds, we believe that investors are well served by remaining focused on long-term disciplined investing in well-diversified, asset allocated portfolios.

The Russell Investments team has years of experience in managing people’s money through various market cycles, trends and turnarounds. As always, we are monitoring our investment managers to ensure their adherence to their long-term strategies despite the recent disruptions.

As we all collectively weather this storm, we believe now is the perfect time for you to talk with your financial advisor to ensure that your portfolio remains aligned with your long term goals.

Each and every day we strive to improve financial security for people. We will not waiver in that commitment and sincerely appreciate your continued support.

Best regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2008 (Unaudited)

U.S. Equity Markets

For the fiscal year ending October 31, 2008, U.S. equity markets were remarkably weak, with the broad market Russell 3000® Index posting a 36.6% drop amid the worst financial crisis in almost a century. Major bankruptcies, the freezing of credit markets and the widespread global recession fears which ensued — particularly during the final quarter of the fiscal year — drove investors to sell riskier assets as fear and panic pervaded the market.

The economic crisis stemmed from issues in the financial sector. The U.S. housing market stood at the center of the financial sector’s problems. The housing slowdown that began in the summer of 2006 and continued in 2007 intensified throughout this fiscal year and led to rising loan default rates and home foreclosures which, in turn, led to further housing weakness. As home prices dropped and default rates increased, the value of derivative instruments, such as mortgage-backed securities, whose values were based on these mortgages, plummeted. This forced banks to take massive write-downs of book values as required by mark-to-market accounting. With the lack of certainty about the real book value of assets on the balance sheets of banks, banks have been unable and/or unwilling to lend funds to other banks. Despite aggressive interest rate cuts by the Federal Reserve Board (the “Federal Reserve”), which have taken the Federal Funds rate from 5.25% (in third quarter 2007) to 1.00% (at fiscal year end), mortgage and other lending rates have not come down as sharply as banks are using the wider lending spread to offset their substantial write-downs on book values. In addition to banks now having stricter lending standards, higher interest rates on loans have had a profound impact on the availability of affordable credit for potential homebuyers, small businesses, and other borrowers.

Following write-downs, dwindling capital bases and a crisis of confidence in their businesses, several large banks, brokers, mortgage companies and insurance companies filed for bankruptcy, were seized by the federal government and resold or were bailed out by the government during the fiscal year, with the most notable ones being Countrywide Financial, Bear Stearns, IndyMac Bancorp, Lehman Brothers, Fannie Mae, Freddie Mac, AIG, Washington Mutual and Wachovia. Amid concerns of additional bankruptcies and uncertainty surrounding which institutions may be bailed out by the government, the fear-driven environment has persisted. In addition, there have been a number of problems at hedge funds, leading to massive deleveraging, or forced selling of assets, to meet client redemptions. This forced selling of assets has put severe downward pressure on many securities, particularly the highly-liquid larger cap U.S. stocks, regardless of those securities’ fundamentals.

After more than four years of strong growth, corporate profits have dipped fairly sharply, especially in the financial services sector. Excluding financial services companies, earnings fell to single digit growth rates, but were still slightly positive. The growth rate of gross domestic product also fell, but stayed marginally positive until the third quarter report which showed a contraction of -0.3%, the worst since the 2001 recession. A significant reduction in consumer spending had the most substantial negative impact on the GDP number, as consumers became fearful due to rising unemployment levels, declining home values, increased difficulty in getting loans and higher energy prices for most of the period. The Consumer Confidence Index released by the Conference Board was 38 in October — the lowest value in the history of the Index. In regard to commodities, oil prices went above $145/barrel in mid-July before dropping to below $65/barrel in late October.

4	Market Summary

Russell Investment Company

Although the domestic economy was slowing for most of the fiscal year, the U.S. equity market was helped by strong exports to faster-growing, developing, non-U.S. economies. With approximately 40% of U.S. corporations’ revenues derived from international customers, the declining U.S. dollar provided increased demand for U.S. products abroad. During 2007 and the first half of 2008, exposure to global companies was rewarded, but a strong reversal that began in July 2008 has been swift and dramatic. Higher valuation cyclical companies and those with more debt on their balance sheets have been the most negatively impacted in 2008. Companies that have high forecasted growth rates have also been hit hard as investors have become less confident that these growth rates can be sustained going forward.

In the wake of these powerful macroeconomic forces, the fiscal year presented a very difficult active management environment which was marked by three distinct themes: 1) largely indiscriminate selling of U.S. stocks by panic-driven, risk-averse investors concerned first about a U.S. recession and then about a global recession, 2) intense selling of financial stocks for a majority of the period, and 3) the strength of global companies for the first three quarters of the fiscal year as multinational companies with exposure to developing markets outpaced domestically-driven companies and commodity-related companies (especially energy) outperforming the general market by a wide margin.

As the global economy weakened over the last three to four months of the fiscal year, global exposures were penalized. Amid concerns about the magnitude of the global slowdown, oil prices plummeted from their record highs and led the other energy sector to sell off sharply. Over the course of the entire fiscal year, the worst performing sectors in the Russell 3000® Index were the other sector -48.2%, financial services -47.4%, materials & processing -44.3% and other energy -42.1%. Meanwhile, the best performing sectors in the Russell 3000® Index were those that are generally considered to be more defensive. The slower-growing, less economically-sensitive consumer staples sector was the best relative performer -14.6%, followed by integrated oils -21.9% and health care -23.7%.

Weakness was experienced across investment styles as well as the capitalization spectrum. While both growth and value investment styles were down substantially, value outperformed growth in the small cap segment (Russell 2000® Value -30.5%, Russell 2000® Growth -37.9%) and to a lesser degree in the large cap segment (Russell 1000® Value -36.8%, Russell 1000® Growth -37%). In general, small cap stocks outperformed large caps (-34.2% and -36.8% for the Russell 2000® Index and Russell 1000® Index, respectively). Midcap and microcap stocks underperformed by the widest margins with the Russell Midcap® Index down 40.7%, and the Russell Microcap® Index down 39.3%.

During fiscal 2008, the market environment was largely hostile for active management as investors sold stocks regardless of fundamentals, the basic determinants of a stock’s value. Small cap fund managers had the most difficult time relative to their benchmark, along with growth managers across the cap spectrum as the shift away from higher growth stocks came quickly and sharply. Core, or market-oriented, managers struggled less than style-focused managers in fiscal year 2008. The Lipper® Small Cap Core Funds Average trailed the Russell 2000® Index by 2.2%, the Lipper® Small Cap Growth Funds Average underperformed the Russell 2000® Growth Index by 4.6% and the Lipper® Small Cap Value Funds Average underperformed the Russell 2000® Value Index by 3.5%. The Lipper® Large Cap Core Funds Average outperformed the Russell 1000® Index by 0.9%, the Lipper® Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 2.1% and the Lipper® Large Cap Value Funds Average underperformed the Russell 1000® Value Index by 0.4%.

Market Summary	5

Russell Investment Company

Real Estate Securities Market

For the fiscal year ending October 31, 2008, U.S. real estate investment trusts (REITs) generated a 40.53% loss, as measured by the FTSE NAREIT Equity Index (Index). During this period, REITs underperformed the broader equity market. The negative REIT performance was accompanied by an unprecedented amount of volatility during the period. During the first three months of the fiscal year, REITs lost 15%; the following three months, REITs were up 9%; and, during the last six months, REITs lost 35%, most of which came in October. October marked the worst month in the history of the Index, posting both the largest gain and loss achieved in a single day.

Early in the fiscal year, the REIT market continued to be plagued by the subprime mortgage issues that began in the summer of 2007. Issuance in the commercial mortgage-backed securities market declined sharply and problems in the credit markets began to escalate. Investors became more risk averse as recessionary fears began to emerge at the end of 2007. The Federal Reserve became active in an attempt to stave off concerns of a recession by cutting rates aggressively, twice in January alone, and injecting liquidity into the financial markets through a variety of initiatives. First and second quarter REIT earnings held up well, although many companies took the opportunity to revise 2009 estimates downwards.

By September 2008, consumer spending had slowed, the unemployment rate was climbing and both corporate and consumer credit markets remained tight. The collapse of Lehman Brothers Holdings Inc. on September 15 sparked panic within the financial markets and REITs were heavily sold off over the ensuing weeks. Given share price declines over this period, REIT valuation metrics, including earnings multiples and dividend yields, have adjusted dramatically. At the end of October, average REIT dividend yields had increased to approximately 7.5%, compared with less than 5% that prevailed over most of the past five years.

An overriding theme during the fiscal year was the elevated correlation between REITs and the financial services sector of the broader equity market. This is due to the fact that most broad equity indexes include REITs in the financial services sector. This weighed heavily on REIT performance during the period, as many general equity investors avoided financial services stocks and other investors took short positions in individual stocks and exchange traded funds in the financial services sector. This was also a contributing factor to the exceptionally high volatility observed in the REIT market during the fiscal year.

Another key trend during the fiscal year was a flight towards quality REIT names, with the market especially rewarding companies that have made a concerted effort to mitigate risk. Companies with the lowest leverage levels, limited near term refinancing needs and limited development pipelines held up the best. Neither dividend yield nor market capitalization appeared to be contributing factors to differences in individual company performance.

During the fiscal year, returns were disappointing across all property sectors. The poorest performing sectors were industrial and regional malls. Leverage ratios for the industrial and regional malls companies tend to be higher than the overall REIT universe, which has negatively impacted those stocks. In addition, meaningful development pipelines in the leading industrial companies have put added pressure on earnings forecasts due to weaker leasing market conditions. Two of the better performing property sectors were health care and specialty. Due to the stable nature of the cash flows embedded in many health care leases, investors sought out this defensive sector given the slowing economy. Timber REITs dominate the specialty sector and performed relatively well over the fiscal year due to the continued strength in transaction pricing for timberland.

The U.S. REIT market outperformed relative to the international real estate securities market by a wide margin during the fiscal year. The largest price correction occurred in the Asia Pacific region, with smaller corrections

6	Market Summary

Russell Investment Company

taking place in Continental Europe and the United Kingdom. While the effects of the global economic slowdown and credit crisis have spread to the other regions, the U.S. REIT market has fared relatively better, mirroring trends in the broader global equity markets.

Non-U.S. Developed Equity Markets

Non-U.S. developed stocks fell 46.62% as measured by the MSCI EAFE® Index for the fiscal year ended October 31, 2008. Appreciation of the U.S. dollar relative to foreign currencies, mainly as a result of the flight to safety toward the end of the fiscal year ended, exacerbated already weak non-U.S. equity returns. In local currencies, the MSCI EAFE® Index fell 41.31% over the 12-month period.

The market struggled under increasing concern over the health of the global financial system. While these concerns affected markets for nearly the full 12 months, most of the decline in equity values came in September and October 2008, as several prominent financial companies in the U.S. and Europe encountered financial distress. In nearly all cases, government “bailouts” were necessary for these companies to avoid bankruptcy.

The additional impact of already declining global economic growth increasingly weighed on markets during the period. Expectations for global economic growth were revised downwards throughout the year. The latter part of the fiscal year experienced contraction in economic output in Europe and Asia. Output growth of 5% in 2007 slowed sharply for 2008 with abbreviated expectations for growth in developed economies in 2009.

The change in market conditions was evident in a marked increase in market volatility as investors’ complacency towards risk was quickly replaced by acute risk aversion. Stocks with prices most directly tied to high, long-term growth prospects suffered some of the steepest declines, as investors doubted the ability of these companies to post strong growth in a decelerating economic environment. However, due to the sharp declines of financials, the largest sector of the value index, value lagged growth by 3.57% in the period (the MCSI EAFE Growth Index lost 44.85% and the MSCI EAFE Value Index lost 48.42%.

Market sectors most leveraged to global economic growth or in the nexus of the financial sector meltdown were the most severely impacted, though no areas of the market were immune. Financials ended the 12-month period down 57% (as measured by the MSCI EAFE Index financials sector grouping). The strong gains of materials early in the period were quickly reversed. The sector ended the period down nearly 55% as measured by the MSCI EAFE materials sector grouping. Energy stocks also fell sharply as the price of a barrel of oil fell from a high of more than $145 to below $65. However, the sector’s one-year stock price decline of 37.52% (as measured by the MSCI EAFE energy sector) was better than all but the traditionally defensive sectors. Among the defensive sectors of the market, health care, led by pharmaceutical stocks, held up best with a decline of 20.52% as measured by the MSCI EAFE health care sector. Utilities and consumer staples, down 30.84% and 31.86% as measured by the MSCI EAFE utilities and MSCI EAFE consumer staples sector groupings, respectively, were the next best performers. Sector groupings are based on the Global Industry Classification Standard definitions.

Regional results were generally tied to sensitivity to global economic conditions. The MSCI Pacific ex-Japan® Index declined the most, down 54.83%. MSCI Europe ex-United Kingdom® Index fell 48.18%, while the MSCI United Kingdom® Index fell 47.66%. In all three regions, currency impact had a pronounced impact on returns with the regions down 43.11%, 41.80%, and 32.70%, respectively, in local currencies. MSCI Japan® Index fell 46.68% in yen, but had one of the few currencies that managed to appreciate versus the US dollar and fell only 37.50% in USD.

Market Summary	7

Russell Investment Company

Emerging Markets

During the fiscal year, the MSCI Emerging Markets Index (“Index”) declined 56.35%, underperforming developed markets as measured by the MSCI World Index Free which fell 41.85%. The return represented the worst 12-month period in the history of Emerging Markets. The turmoil in the world’s financial system meant heightened risk aversion, high levels of volatility and dispersion across countries, sectors and currencies. Emerging Markets may be better placed and more resilient to a downturn in developed economies, however, emerging markets are not immune to problems of the developed world. Price momentum (i.e. stocks exhibiting trending relative price appreciation) benefited from the continued rally of commodity-related sectors through the latter part of 2007 and well into 2008 but this reversed as global equity markets began falling sharply. The faltering global economy and the steep pull-back in commodity prices affected cyclical areas of the market including industrials, materials and energy sectors while defensive-oriented sectors were relative safe havens during the period.

In terms of regions, Latin America was the top performer (-51.85% as measured by the MSCI EM Latin America Index) supported by the relative outperformance from Brazil and Mexico. The Europe, Middle East and Africa region (-53.81% as measured by the MSCI EM Europe, Middle East and Africa Index) outperformed the broader market despite significant performance headwinds from Russia. The MSCI EM Asia Index lagged the Index losing 58.97%. The BRIC (Brazil, Russia, India and China) economies with the exception of Brazil all underperformed the broader Index. Countries trading at higher valuations, such as China and India fell sharply during the period. Smaller and frontier markets have performed better than larger markets in general as their economies tend to be led by domestic consumption rather than external demand. Other notable relative underperformers included Turkey (-62.33% as measured by the MSCI Turkey Index) and Korea (-59.97% as measured by the MSCI Korea Index), which faced a series of headwinds from currency devaluation to political intervention and the liquidity crisis.

Currencies were weak against the U.S. dollar with some, such as the South African Rand, down more than 50%. Within emerging markets, the industrials sector and resource-related areas underperformed significantly. Chinese financials and materials stocks along with Russian energy and Brazilian materials stocks were key market movers. Health care, utilities and consumer staples sectors outperformed the Index while cyclical sectors lagged.

U.S. Fixed Income Markets

The Lehman Brothers U.S. Aggregate Bond Index (which was renamed the Barclays Capital U.S. Aggregate Bond Index on October 31, 2008), a broad measure of U.S. investment grade fixed income securities, returned 0.30% for the fiscal year ended October 31, 2008, down significantly from its return of 5.38% for fiscal 2007. Similar to the prior year, the index and its major sectors trailed equivalent-duration U.S. Treasuries, as the subprime mortgage crisis that started in the summer of 2007 deepened and developed into a severe liquidity crisis, the size and scope of which had not been seen since the U.S. Great Depression of the 1930s. During fiscal 2008, investors moved their capital away from riskier investments to the safest possible investments (i.e., U.S. Treasuries), continuing the “flight to quality” trend started in the prior period.

Throughout fiscal 2008, in an effort to deal with credit market illiquidity and a slowing economy, the Federal Reserve lowered the target Federal Funds rate seven times, including two non-scheduled “surprise” cuts of 0.75% in January and 0.50% in October. The target rate started the year at 4.50% and ended at 1.00%, a rate not seen since June 2004 when the Federal Reserve began the first of its 17 “measured” rate increases.

The downward shift in the yield curve started in 2007 and continued in earnest in 2008, with the curve “steepening” significantly below the 10-year mark; i.e., yields on shorter-maturity Treasuries declined by a

8	Market Summary

Russell Investment Company

greater degree than longer-maturity Treasuries, resulting in a steeper, upward sloping curve. The change was driven by the Federal Reserve’s lowering of rates (affecting the short end) and investors’ increasing demand for U.S. Treasuries (driving down longer-maturity yields). Yields on 2-year Treasuries declined by 2.4% to 1.56% while 10-year Treasuries declined by 0.52% to 3.96%.

The subprime mortgage crisis and deflating housing market were still major issues throughout the year. Home price depreciation continued to accelerate. By the end of August, the average U.S. national home price had declined year-on-year by 16.6%, reaching a level that was down 20% from the July 2006 peak. Subprime mortgage foreclosures increased from 6.89% at the end of September 2007 to 11.81% at the end of June 2008. Total foreclosures increased from 1.69% to 2.75% during the same period. Writedowns on the values of mortgages had a large negative impact on bank balance sheets. During the year, writedowns at financial institutions world-wide amounted to approximately $770 billion, bringing total writedowns since the start of the subprime crisis to approximately $918 billion.

The credit crisis reshaped the world’s financial landscape during 2008. Fiscal 2008 was marked by many historic credit market events — unfortunately, most if not all of these were negative. The year started with the departure of Merrill Lynch’s chairman/CEO after the firm reported a $2 billion loss, six times larger than the firm forecasted just three weeks earlier. Soon after, Citigroup’s CEO left after the then-largest U.S. bank by assets increased its estimate for mortgage-related writedowns.

During the ensuing four months, the market continued its downward trend, which was capped in mid-March by Bear Stearns receiving emergency funding from the Federal Reserve and JPMorgan Chase as a three-day run on the bank depleted its cash reserves. Two days later JPMorgan Chase acquired Bear Stearns for seven percent of its market value in a sale brokered by the Federal Reserve and the U.S. Treasury. Investors took this as a sign that the U.S. government would stand behind financial institutions and credit markets rallied for the next few months.

During the first half of the year, the U.S. government had become increasingly concerned that the credit crisis would significantly slow the U.S. economy — particularly the spending of consumers, who account for approximately two-thirds of GDP. In April, the U.S. Internal Revenue Service started distributing tax rebates as part of a $168 billion economic stimulus plan.

In the second half of fiscal 2008, the credit market rally ended as illiquidity reached extreme levels and the financial crisis became global in scope. In July, IndyMac Bancorp, the then-second-biggest independent U.S. mortgage lender, was seized by federal regulators after a run by depositors depleted its cash. In August, Commerzbank AG agreed to buy Allianz SE’s Dresdner Bank for 9.8 billion euros in Germany’s biggest banking takeover in three years.

Mounting pressure culminated in the events of September, perhaps the worst month ever in fixed income history. The month started with the U.S. government seizing control of Fannie Mae and Freddie Mac, the largest U.S. mortgage-finance companies. In the middle of the month, the U.S. government did not arrange a deal or otherwise bail out Lehman Brothers, and the 158-year old firm filed the largest bankruptcy in U.S. history. This was followed by the bankruptcy of 119-year old Washington Mutual. American International Group (AIG) accepted an $85 billion loan from the Federal Reserve to avert what would have been the worst financial collapse in history, with the U.S. government taking a substantial ownership stake in AIG.

In September, the investment banking business model fundamentally changed, with Goldman Sachs and Morgan Stanley receiving approval to become deposit-taking commercial banks regulated by the Federal Reserve, as tight credit markets forced Wall Street’s two remaining independent investment banks to widen

Market Summary	9

their sources of funding. Similar events occurred in Europe and throughout the world, with large financial institutions either merging or with governments providing support in return for equity stakes.

September ended with the U.S. Treasury proposing the Financial Market Rescue Bill, including the Troubled Asset Relief Program (TARP), which authorized the Treasury to spend up to $700 billion to buy mortgages and other distressed assets. The House initially rejected the bill, but subsequently passed it. The bill was signed into law in early October.

The events of September contributed to the extreme market illiquidity in October, evidenced by spikes in overnight and three-month LIBOR (the rates at which banks lend to one another). The Federal Reserve took significant steps to improve liquidity in the short duration markets, which included the creation of the Commercial Paper Funding Facility (CPFF) and the Money Market Investor Funding Facility (MMIFF).

10	Market Summary

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Russell Investment Company

Russell Tax-Managed Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Tax-Managed Global Equity Fund - Class C
	Total Return
1 Year	(42.23)%
5 Years	(0.23	)%§
Inception*	(3.09	)%§

Tax-Managed Global Equity Fund - Class S
	Total Return
1 Year	(41.59)%
5 Years	0.79	%§
Inception*	(2.13	)%§

MSCI EAFE® Index **
	Total Return
1 Year	(46.62)%
5 Years	3.60	%§
Inception*	(1.10	)%§

Standard & Poor’s 500® Composite Stock Price Index ***
	Total Return
1 Year	(36.10)%
5 Years	0.26	%§
Inception*	(2.42	)%§

12	Portfolio Management Discussion and Analysis

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Russell Tax-Managed Global Equity Fund (“Fund”) seeks to provide long term capital growth on an after-tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2008?

For the fiscal year ended October 31, 2008, the Russell Tax-Managed Global Equity Fund Class C and Class S Shares lost 42.23% and 41.59%, respectively. This compared to the S&P 500® Index, which lost 36.10%, and the MSCI EAFE® Index Net (USD), which lost 46.62% during the same period.

The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind. The Fund underperformed relative to the S&P 500® primarily due to its allocations to non-U.S. developed and emerging markets. These markets were negatively impacted by both the global financial crisis and the strength of the U.S. dollar.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year.

In absolute terms, all equity asset classes declined sharply. The Emerging Markets Underlying Fund was the worst performer followed by the International Developed Markets Underlying Fund. The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, two of the five Underlying Funds outperformed their peers within their asset classes as measured by their corresponding Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The performance of the underlying Russell Tax-Managed U.S. Large Cap Fund, held at a 50% target weight in the Fund, detracted from the Funds returns. This large cap U.S. equity fund’s performance was negatively impacted by both stock selection in companies that were negatively impacted by the ongoing credit crisis and a larger than benchmark exposure to companies with longer term earnings growth and momentum factors. These companies with stronger earnings growth and momentum factors were out-of-favor as investors moved to the relative safety of less economically-sensitive defensive sectors. The returns of quantitative U.S. equity managers (10% of this underlying Fund) were negatively affected by stock selection in steel and agricultural stocks and by having a large exposure to stocks with earnings momentum.

The underlying Russell Tax-Managed U.S. Mid & Small Cap Fund (15% target allocation of the Fund), while posting negative returns in absolute terms, performed better than both its benchmark the Russell 2500TM Index, and peers as measured by the Lipper® Mid Cap Core Funds Average. The Underlying Fund benefited from defensively-oriented stock selection, particularly in the consumer discretionary sector where the focus was on retailers that tend to hold up better in an economic downturn. Stock selection within the financial services sector and other energy sector also had a positive effect on Fund returns.

The non-U.S. and emerging markets Underlying Funds (a combined 25% target allocation of the Fund), in a sharp reversal from the 2007 fiscal year, significantly negatively contributed to the Fund’s performance. Although the performance of the emerging markets Underlying Fund matched its benchmark and outperformed its peers, this asset class fell the most compared to all other asset classes. The large decline in the emerging markets asset class also negatively impacted the non-U.S. Underlying Fund which held an out-of-benchmark allocation to emerging markets. The performance of all international, global and emerging markets money managers of these Underlying Funds suffered as the markets declined with little regard to company fundamentals as the financial crisis spread worldwide.

Describe any changes to the Fund’s structure or allocation to the underlying funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Portfolio Management Discussion and Analysis	13

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2008 (Unaudited)

Former Underlying Fund	New Underlying Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund
International Securities Fund	Russell International Developed Markets Fund

Each New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on January 31, 2000.

**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

***

The Standard & Poor’s 500® Composite Stock Price Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14	Portfolio Management Discussion and Analysis

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Shareholder Expense Example — October 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2008 to October 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$654.40	$1,020.11
Expenses Paid During Period*	$4.16	$5.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2008	$1,000.00	$1,000.00
Ending Account Value
October 31, 2008	$658.00	$1,025.09
Expenses Paid During Period*	$0.04	$0.05

*	Expenses are equal to the Fund’s annualized expense ratio of 0.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Shareholder Expense Example	15

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Schedule of Investments — October 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $
Investments - 100.0%

Other Russell Investment Company Series Mutual Funds

Domestic Equities - 75.6%
Russell Tax-Managed U.S. Large Cap Fund	1,851,490	25,976
Russell Tax-Managed U.S. Mid & Small Cap Fund	812,735	7,770
Russell U.S. Quantitative Equity Fund	231,035	5,150

		38,896

International Equities - 24.4%
Russell Emerging Markets Fund	234,766	2,493
Russell International Developed Markets Fund	424,304	10,073

		12,566

Total Investments - 100.0%
(identified cost $57,237)		51,462

Other Assets and Liabilities, Net - 0.0%		13

Net Assets - 100.0%		51,475

See accompanying notes which are an integral part of the financial statements.

16	Schedule of Investments

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Statement of Assets and Liabilities — October 31, 2008

Amounts in thousands

Assets
Investments at market (identified cost $57,237)		$51,462
Receivables:
Investments sold		72
Fund shares sold		23
From affiliates		38
Prepaid expenses		8

Total assets		51,603

Liabilities
Payables:
Fund shares redeemed	$77
Accrued fees to affiliates	24
Other accrued expenses	27

Total liabilities		128

Net Assets		$51,475

Net Assets Consist of:
Undistributed (overdistributed) net investment income		$111
Accumulated net realized gain (loss)		(14,567)
Unrealized appreciation (depreciation) on investments		(5,775)
Shares of beneficial interest		69
Additional paid-in capital		71,637

Net Assets		$51,475

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class C*		$7.27
Class C — Net assets		$19,476,969
Class C — Shares outstanding ($.01 par value)		2,677,838
Net asset value per share: Class S*		$7.58
Class S — Net assets		$31,998,364
Class S — Shares outstanding ($.01 par value)		4,221,705

*	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	17

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Statement of Operations — For the Period Ended October 31, 2008

Amounts in thousands

Investment Income
Income distributions from Underlying Funds		$2,627

Expenses
Advisory fees	$168
Administrative fees	42
Custodian fees	25
Distribution fees - Class C	219
Transfer agent fees	119
Transfer agent fees - Class C	3
Transfer agent fees - Class S	5
Professional fees	37
Registration fees	37
Shareholder servicing fees - Class C	73
Trustees’ fees	2
Printing fees	14
Miscellaneous	4

Expenses before reductions	748
Expense reductions	(454)

Net expenses		294

Net investment income (loss)		2,333

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,646)
Capital gain distributions from Underlying Funds	3,850	204

Net change in unrealized appreciation (depreciation) on investments		(43,789)

Net realized and unrealized gain (loss)		(43,585)

Net Increase (Decrease) in Net Assets from Operations		$(41,252)

See accompanying notes which are an integral part of the financial statements.

18	Statement of Operations

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Statements of Changes in Net Assets — For the Periods Ended October 31,

Amounts in thousands	2008	2007

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,333	$1,187
Net realized gain (loss)	204	2,074
Net change in unrealized appreciation (depreciation)	(43,789)	13,168

Net increase (decrease) in net assets from operations	(41,252)	16,429

Distributions
From net investment income
Class C	(779)	(207)
Class S	(1,443)	(1,042)

Net decrease in net assets from distributions	(2,222)	(1,249)

Share Transactions
Net increase (decrease) in net assets from share transactions	(3,884)	9,195

Total Net Increase (Decrease) in Net Assets	(47,358)	24,375

Net Assets
Beginning of period	98,833	74,458

End of period	$51,475	$98,833

Underdistributed (overdistributed) net investment income included in net assets	$111	$(39)

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	19

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Financial Highlights — Class C

For a Share Outstanding Throughout Each Period.

	For the Periods Ended October 31,
	2008	2007	2006	2005		2004

Net Asset Value, Beginning of Period	$12.88	$10.87	$9.39	$8.44		$7.61

Income From Operations
Net investment income (loss) (a)(b)	.22	.07	(.03)	—	(e)	(.02)
Net realized and unrealized gain (loss)	(5.56)	2.05	1.51	.95		.86

Total from investment operations	(5.34)	2.12	1.48	.95		.84

Distributions
From net investment income	(.27)	(.11)	—	—		(.01)

Net Asset Value, End of Period	$7.27	$12.88	$10.87	$9.39		$8.44

Total Return (%)	(42.23)	19.68	15.76	11.26		10.99

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$19,477	$27,993	$19,439	$14,801		$12,766

Ratios to average net assets (%):
Operating expenses, net (c)(d)	1.01	1.00	1.00	1.00		1.00
Operating expenses, gross (c)	1.55	1.54	1.58	1.55		1.58
Net investment income (loss) (d)	2.12	.57	(.27)	(.03)		(.19)

Portfolio turnover rate (%)	25	12	9	12		21

(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(d)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) as the adviser and/or Russell Fund Services Company (“RFSC”) as the transfer agent.
(e)	Less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

20	Financial Highlights - Class C

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Financial Highlights — Class S

For a Share Outstanding Throughout Each Period.

	For the Periods Ended October 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$13.29	$11.20	$9.65	$8.67	$7.80

Income From Operations
Net investment income (loss) (a)(b)	.35	.20	.08	.09	.07
Net realized and unrealized gain (loss)	(5.77)	2.10	1.55	.97	.87

Total from investment operations	(5.42)	2.30	1.63	1.06	.94

Distributions
From net investment income	(.29)	(.21)	(.08)	(.08)	(.07)

Net Asset Value, End of Period	$7.58	$13.29	$11.20	$9.65	$8.67

Total Return (%)	(41.59)	20.86	16.95	12.31	12.14

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$31,998	$70,840	$55,019	$42,596	$34,708

Ratios to average net assets (%):
Operating expenses, net (c)(d)	.01	—	—	—	—
Operating expenses, gross (c)	.54	.54	.58	.55	.58
Net investment income (loss) (d)	3.14	1.63	.79	.95	.87

Portfolio turnover rate (%)	25	12	9	12	21

(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(d)	May reflect amounts waived and/or reimbursed by RIMCo and/or RFSC.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class S	21

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Notes to Financial Statements — October 31, 2008

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 38 different investment portfolios referred to as Funds. These financial statements report on one of these Funds (the “Fund”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a second amended and restated master trust agreement dated October 1, 2008. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Through December 31, 2007, Russell Investment Management Company (“RIMCo”) was the advisor, administrator and transfer agent of the Fund, providing advisory, administrative and transfer agency services to the Fund. Effective January 1, 2008, RIMCo is the Fund’s adviser and Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo, is the Fund’s administrator and transfer agent. There was no change in the services provided to the Fund or, in aggregate, fees paid by the Fund for advisory, administrative and transfer agency services.

Effective September 2, 2008, the Tax-Managed Global Equity Fund changed its name to the Russell Tax-Managed Global Equity Fund.

The Fund seeks to achieve its objective by investing in Class S Shares and Class Y Shares of the Investment Company’s Funds (the “Underlying Funds”) as set forth in table below. RIMCo may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests. From time to time, the Fund may adjust its investments within set limits based on RIMCo’s outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. Additionally, the Fund may deviate from set limits when, in RIMCo’s opinion, it is necessary to do so to pursue the Fund’s investment objective. In the future, the Fund may also invest in other funds which are not currently Underlying Funds.

Asset Class/Underlying Funds	Asset Allocation as of October 1, 2008

Domestic Equities
Russell Tax-Managed U.S. Large Cap Fund, Class S	50%
Russell Tax-Managed U.S. Mid & Small Cap Fund, Class S	15
Russell U.S. Quantitative Equity Fund, Class Y	10
International Equities
Russell Emerging Markets Fund, Class Y	5
Russell International Developed Markets Fund, Class Y	20

100%

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

The Fund values its portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

The Underlying Funds value portfolio securities according to Board-approved securities valuation procedures, and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Fund. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. From November 1, 2007 through December 31, 2007, the Board delegated responsibility for administration of securities valuation procedures to RIMCo. Effective January 1, 2008 the Board has delegated the responsibility for administration of the securities valuation procedures to RFSC.

22	Notes to Financial Statements

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Notes to Financial Statements, continued — October 31, 2008

Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Generally, Underlying Fund securities are valued at the close of the market on which they are traded as follows:

•	U.S. listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price.

•	U.S. over-the-counter equities: Official closing price; last bid price if no closing price.

•	Listed ADRs/GDRs: Last sale price; last bid price if no last sale price.

•	Municipal bonds, U.S. bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price.

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•	The value of swap agreements is equal to the Fund’s obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•	Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security’s fair value, as determined in accordance with the fair value procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Funds’ Board of Trustees believes reflects fair value. The fair value procedures may involve subjective judgments as to the fair value of securities. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Underlying Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management plans to adopt SFAS 157 November 1, 2008.

Notes to Financial Statements	23

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Notes to Financial Statements, continued — October 31, 2008

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is the Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Fund.

In accordance with provisions set forth in the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109” (“FIN 48”), adopted by the Fund on November 1, 2007, management has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At October 31, 2008, the Fund has recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Fund files a U.S. tax return. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending October 31, 2005 through October 31, 2007, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to wash sale deferrals and capital loss carryforwards. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Fund will vary.

Class Allocation

The Fund presented herein offers the following classes of shares: Class C and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

24	Notes to Financial Statements

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Notes to Financial Statements, continued — October 31, 2008

Guarantees

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

3.	Investment Transactions

Securities

During the period ended October 31, 2008, the Fund had purchases and sales of the Underlying Funds (excluding short-term investments) of $21,198,934 and $20,960,282, respectively.

4.	Related Party Transactions, Fees and Expenses

Adviser, Administrator and Transfer and Dividend Disbursing Agent

Through December 31, 2007, RIMCo was the adviser and administrator for all of the Funds which comprise the Investment Company. Effective January 1, 2008, RIMCo advises the Fund and RFSC is the Fund’s administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The advisory fee of 0.20% and administrative fee of 0.05% are based upon the average daily net assets of the Fund and are payable monthly and total $167,579 and $41,895 respectively, for the period ended October 31, 2008.

Through December 31, 2007, RIMCo was the Transfer and Dividend Disbursing Agent for the Investment Company. Effective January 1, 2008, RFSC serves as the Transfer and Dividend Disbursing Agent. For this service, RIMCo was and RFSC is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo and RFSC retain a portion of this fee for their services provided to the Fund and pay the balance to unaffiliated agents who assist in providing these services. Total fees for the Fund for the period ended October 31, 2008 were $127,052.

Effective October 1, 2008 transfer agent fees were charged at the class level. Prior to this date transfer agent fees were charged at the fund level.

Waivers

RFSC, as transfer agent, has contractually agreed to waive, at least through February 28, 2010, 0.07% of its transfer agency fees. For the period ended October 31, 2008, the amount waived by RFSC as transfer agent amounted to $122,037.

After giving effect to the transfer agency waiver above, at least until February 28, 2009, the Fund’s annual direct and indirect operating expenses are capped at the greater of (a) 1.10% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current Acquired Fund fees and expenses on an annual basis. Direct and indirect operating expenses do not include 12b-1 distribution fees, shareholder servicing fees or extraordinary expenses. For the period ended October 31, 2008, the amount waived was $331,636.

Distributor and Shareholder Servicing

On June 2, 2008, Russell Fund Distributors Inc., a wholly owned subsidiary of RIMCo, changed its name to Russell Financial Services, Inc. (the “Distributor”). The Distributor serves as distributor for RIC, pursuant to the Distribution Agreement with the Investment Company.

The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any Selling Agents, as defined in the Plan, for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of the Fund’s Class C shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Fund may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents’ clients who beneficially own Class C shares of the Fund. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of the Fund’s Class C shares on an annual basis.

Notes to Financial Statements	25

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Notes to Financial Statements, continued — October 31, 2008

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class C shares of the fund may not exceed 6.25% of total gross sales, subject to certain exclusions. These limitations are imposed on each class of shares of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class C shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended October 31, 2008 were as follows:

Administration fees	$2,279
Distribution fees	12,467
Shareholder servicing fees	4,156
Transfer agent fees	5,014

$23,916

Board of Trustees

The Russell Fund Complex consists of Russell Investment Company, which has 38 Funds, and Russell Investment Funds (“RIF”), which has nine Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $60,000 ($52,000 prior to January 1, 2008) per year, $6,500 for each regular quarterly meeting attended in person, $2,500 ($2,000 prior to January 1, 2008) for each special meeting attended in person, and $2,500 ($2,000 prior to January 1, 2008) for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 ($500 prior to January 1, 2008) fee for attending quarterly and special meetings and a $500 fee for attending committee meetings by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $52,000.

Transactions With Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or under common control. Transactions during the period ended October 31, 2008 with Underlying Funds which are or were an affiliated company are as follows:

Affiliate	Market Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Russell U.S. Quantitative Equity Fund	$5,149,771	$52,575	$804,373	$(253,320)	$5,761	$—
Russell International Developed Markets Fund	10,072,979	345,610	1,331,809	(441,329)	—	—
Russell Emerging Markets Fund	2,493,210	2,323,588	1,010,872	(36,316)	353,598	652,271
Russell Tax-Managed U.S. Large Cap Fund	25,976,403	6,410,383	11,491,428	(1,909,421)	355,732	—
Russell Tax-Managed U.S. Mid & Small Cap Fund	7,769,742	3,714,235	5,143,190	(519,575)	145,925	1,024,811
Quantitative Equity Fund	—	1,906,900	1,928,809	(262,717)	210,048	546,182
International Securities Fund	—	6,445,646	2,895,804	(223,323)	1,729,185	1,626,095

	$51,462,105	$21,198,937	$24,606,285	$(3,646,001)	2,800,249	$3,849,359

(1)	Quantitative Equity Fund merged into Russell U.S. Quantitative Equity Fund as of September 22, 2008.
(2)	International Securities Fund merged into Russell International Developed Markets Fund as of September 8, 2008.

5.	Federal Income Taxes

The Fund may have a net tax basis capital loss carryforward which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At October 31, 2008, available capital carryforwards of $2,165,416 and 2,224,666 expire on October 31, 2011 and October 31, 2016, respectively.

26	Notes to Financial Statements

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Notes to Financial Statements, continued — October 31, 2008

At October 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Russell Tax-Managed Global Equity Fund
Cost of Investments	$67,413,917

Unrealized Appreciation	$2,166,854
Unrealized Depreciation	(18,118,666)

Net Unrealized Appreciation (Depreciation)	$(15,951,812)

Undistributed Ordinary Income	$111,102
Undistributed Long-Term Capital Gains	$—
(Capital Loss Carryforward)	$(4,390,082)
Tax Composition of Distributions:
Ordinary Income	$2,221,897
Tax-Exempt Income	$—
Long-Term Capital Gains	$—
Distributions in Excess	$—
Tax Return of Capital	$—

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2008 and October 31, 2007 were as follows:

	Shares		Dollars
	2008	2007	2008	2007

Class C
Proceeds from shares sold	1,237	628	$14,247	$7,461
Proceeds from reinvestment of distributions	65	18	758	202
Payments for shares redeemed	(798)	(261)	(8,359)	(3,092)

Net increase (decrease)	504	385	6,646	4,571

Class S
Proceeds from shares sold	1,587	1,470	17,820	17,195
Proceeds from reinvestment of distributions	98	86	1,176	982
Payments for shares redeemed	(2,793)	(1,139)	(29,526)	(13,553)

Net increase (decrease)	(1,108)	417	(10,530)	4,624

Total increase (decrease)	(604)	802	$(3,884)	$9,195

7.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the Russell Money Market Fund. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of the Russell Money Market Fund. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in a lost investment opportunity or additional borrowing costs. The Fund did not borrow from the program for the period ended October 31, 2008.

8.	Record Ownership

As of October 31, 2008, the Fund had three shareholders of record with greater than 10% of the total outstanding shares of the Fund in the amount of 37.7%.

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell Tax-Managed Global Equity Fund (one of the portfolios constituting Russell Investment Company, hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

December 23, 2008

28	Report of Independent Registered Public Accounting Firm

Russell Investment Company

Tax Managed Global Equity Fund

Tax Information — October 31, 2008 (Unaudited)

For the year ended October 31, 2008, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2008, the Fund hereby designates under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Fund designates dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as 28.6%.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar year 2008.

Tax Information	29

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract (collectively, the “portfolio management contracts”) with each Money Manager of the funds in which the Funds invest (the “Underlying Funds”) at a meeting held on April 22, 2008. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Fund, sales and redemptions of the Fund’s and Underlying Funds’ shares, and the management of the Fund and the Underlying Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Fund and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of the Fund and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo, believed by the provider to be generally comparable in investment objectives and size to the Fund and the Underlying Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Fund discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 21, 2008, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or management were present. At the April 22 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Fund and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of the Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of the Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Underlying Fund’s cash reserves. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority granted by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be

30	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Funds’ investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund. The Board considered that the prospectuses for the Fund and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Fund or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of the Fund.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of the Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to the Fund and each Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund or Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or Underlying Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly managed during the past year a portion—up to 10%—of the assets of each of the Russell U.S. Quantitative Equity Fund and the Russell International Developed Markets Fund (each a “Participating Underlying Fund”) utilizing a select holdings strategy, the actual allocation being determined by each Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Underlying Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Underlying Fund since implementation taking into account that the strategy has been utilized for a limited period of time. With respect to each Participating Underlying Fund, the Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

Basis for Approval of Investment Advisory Contracts	31

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

In evaluating the reasonableness of the Funds’ and Underlying Funds’ investment advisory fees in light of Fund and Underlying Fund performance, the Board considered that RIMCo, in the Agreement Renewal Information and at past meetings, noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Fund than that of some of its respective Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to the Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Board considered for the Fund and each Underlying Fund whether economies of scale have been realized and whether the fees for the Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the investment advisory fees for the Fund or Underlying Fund appropriately reflect any economies of scale realized by such Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Fund and other RIC funds under the Board’s supervision, including the Underlying Funds are lower, and may, in some cases, be substantially lower than the rates paid by RIC funds supervised by the Board, including the Fund. The Trustees considered the differences in the scope of services it provides to institutional clients and the funds under its supervision, including the Underlying Funds. In response to the Trustees’ inquiries, RIMCo has previously noted, among other things, that institutional clients have fewer administrative needs than the Fund. RIMCo has in the past noted that since the Fund must constantly issue and redeem its shares, it is more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years or presented at the April 22 Board meeting by RIMCo, the Board, in respect of the Fund and Underlying Funds, found, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds, (1) the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Fund or Underlying Funds; (2) the relative expense ratio of the Fund and each Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Fund and each Underlying Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

The Board further concluded that, under the circumstances, the performance of the Fund did not support a determination against continuation of the RIMCo Agreement in respect of that Fund. The Board, in assessing the Funds’ performance, focused upon the Fund’s performance for the 1-, 3- and 5- year periods as most relevant.

The Third-Party Information showed that the Fund’s performance relative to its Comparable Funds was ranked in the second quintile for the 1-year period ended December 31, 2007; in the fourth quintile for the 3-year period ended such date; and in the third quintile for the 5-year period ended such date. RIMCo noted that the Fund maintains a lower allocation to non-U.S. equity securities than the Comparable Funds. During the 5-year period, international developed markets have outperformed, putting the Fund at a relative disadvantage to its Comparable Funds. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In assessing performance, the Board also considered RIMCo’s investment strategy of managing the Underlying Funds in a risk aware manner.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Fund and its shareholders and voted to approve the continuation of the Agreement.

At the April 22 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of the Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the

32	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by the Fund and each Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the information received from RIMCo in support of its recommendations at the April 22 meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of the Fund and Underlying Funds.

Subsequently, at a meeting held on August 26, 2008, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Russell U.S. Quantitative Equity Fund. In the case of the proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc. the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 22, 2008 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	33

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Shareholder Requests for Additional Information — October 31, 2008 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Fund maintains a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Fund’s Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Financial Statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Fund’s prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

34	Shareholder Requests for Additional Information

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Disclosure of Information about Fund Trustees and Officers —

October 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
#Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004 Trustee since 2007	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	47	None
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	47	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006	47	• Director, Avista Corp; (electric utilities) • Trustee, Principal Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc.	47	None

#	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Disclosure of Information about Fund Trustees and Officers	35

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Disclosure of Information about Fund Trustees and Officers, continued —

October 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	47	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	47	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to present, Director, LifeVantage Corporation (health products company) • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	47	• Director, Sparx Asia Funds (investment company) • Director, LifeVantage Corporation (health products company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002 Chairperson of the Investment Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Retired	47	None

*	Each Trustee is subject to mandatory retirement at age 72.

36	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Disclosure of Information about Fund Trustees and Officers, continued —

October 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	47	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF until 2006 • Chairman of the Nominating and Governance Committee 2006	47	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF until 2004	47	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	47	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF until 2004	47	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Trustees and Officers	37

Russell Investment Company

Russell Tax-Managed Global Equity Fund

Disclosure of Information about Fund Trustees and Officers, continued —

October 31, 2008 (Unaudited)

Name , Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC • Chief Compliance Officer, RIF • Chief Compliance Officer, RIMCo • Chief Compliance Officer, RFSC • April 2002-May 2005, Manager, Global Regulatory Policy

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•  President and CEO, RIC and RIF

•  Chairman of the Board, President and CEO, RIMCo

•  Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•  Chairman of the Board, President and CEO, RFSC

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•  Until 2004, Managing Director of Individual Investor Services, FRC

•  2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•  Treasurer, Chief Accounting Officer and CFO, RIC and RIF

•  Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

•  Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC, RIF • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo, RFSC and Russell Financial Services, Inc. • Secretary and Chief Legal Counsel, RIC and RIF

38	Disclosure of Information about Fund Trustees and Officers

Russell Tax-Managed Global Equity Fund

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Gregory J. Lyons, Secretary

Adviser

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of October 31, 2008

Russell Tax-Managed U.S. Large Cap Fund

Armstrong Shaw Associates Inc., New Canaan, CT

J.P. Morgan Investment Management Inc., New York, NY

Palisades Investment Partners, LLC, Santa Monica, CA

Sands Capital Management, Inc., Arlington, VA

Turner Investment Partners, Inc., Berwyn, PA

Russell International Developed Markets Fund

AllianceBernstein L.P., New York, NY

Altrinsic Global Advisors, LLC, Stamford, CT

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Limited, London, United Kingdom

UBS Global Asset Management (Americas) Inc., Chicago, IL

Wellington Management Company, LLP, Boston, MA

Russell Tax-Managed U.S. Mid & Small Cap Fund

Chartwell Investment Partners, Berwyn, PA

Netols Asset Management, Inc., Mequon, WI

Parametric Portfolio Associates LLC, Seattle, WA

Transamerica Investment Management, LLC, Los Angeles, CA

Turner Investment Partners, Inc., Berwyn, PA

Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

Franklin Portfolio Associates, LLC, Boston, MA

Goldman Sachs Asset Management, L.P., New York, NY

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Genesis Asset Managers, LLP, London, United Kingdom

Harding Loevner LLC, Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

UBS Global Asset Management (Americas) Inc., Chicago, IL

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	39

Russell Investment Company	909 A Street	800-787-7354
	Tacoma, Washington 98402	Fax: 253-591-3495
www.russell.com

36-08-092

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2007     $1,373,900

2008     $1,473,428

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2007	$53,149	Performance of agreed-upon procedures with respect to 04/30/07 semi-annual reports
2008	$63,626	Performance of agreed-upon procedures with respect to 04/30/08 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services
2007	$301,000	Tax services
2008	$342,900	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2007	$33,967	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel
2008	$23,175	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel, anti-money laundering

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: May 19, 2003

As amended through November 14, 2005

I. Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “RIC Audit Committee”) of the Board of Trustees of Russell Investment Company (“RIC”) and the Audit Committee (the “RIF Audit Committee”) of the Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of RIC, the term “Audit Committee” as used in this policy shall refer to the RIC Audit Committee and the term “Fund” shall refer to RIC. In the case of RIF, the term “Audit Committee” as used in this Policy shall refer to the RIF Audit Committee and the term “Fund” shall refer to RIF. The term “Investment Adviser” shall refer to Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

*	For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Russell Investment Company, the parent company of RFSC, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Russell Investment Company or an officer of RIC or RIF.

X. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from the Fund and its affiliates, including Russell Investment Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2007    $11,581

2008    $12,500

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By:	/s/ Greg J. Stark
Greg J. Stark
Principal Executive Officer and Chief Executive Officer

Date:	January 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Greg J. Stark
Greg J. Stark
Principal Executive Officer and Chief Executive Officer

Date:	January 6, 2009

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:	January 6, 2009